UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-4676

Harbor Funds
(Exact name of Registrant as specified in charter)

111 South Wacker Drive, 34th Floor
Chicago, Illinois 60606-4302
(Address of principal executive offices) (Zip code)

Charles F. McCain, Esq. HARBOR FUNDS 111 South Wacker Drive, 34th Floor Chicago, Illinois 60606-4302	Christopher P. Harvey, Esq. DECHERT LLP One International Place – 40th Floor 100 Oliver Street Boston, MA 02110-2605
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 443-4400
Date of fiscal year end: October 31
Date of reporting period: April 30, 2020

ITEM 1 – REPORTS TO STOCKHOLDERS
The following are copies of reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1):

Semi-Annual Report
April 30, 2020
Domestic Equity Funds

	Retirement Class	Institutional Class	Administrative Class	Investor Class
Harbor Capital Appreciation Fund	HNACX	HACAX	HRCAX	HCAIX
Harbor Large Cap Value Fund	HNLVX	HAVLX	HRLVX	HILVX
Harbor Mid Cap Fund	HMCRX	HMCLX	HMCDX	HMCNX
Harbor Mid Cap Growth Fund	HNMGX	HAMGX	HRMGX	HIMGX
Harbor Mid Cap Value Fund	HNMVX	HAMVX	HRMVX	HIMVX
Harbor Small Cap Growth Fund	HNSGX	HASGX	HRSGX	HISGX
Harbor Small Cap Growth Opportunities Fund	HNSOX	HASOX	HRSOX	HISOX
Harbor Small Cap Value Fund	HNVRX	HASCX	HSVRX	HISVX
Harbor Strategic Growth Fund	HNGSX	MVSGX	HSRGX	HISWX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (harborfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with Harbor Funds, by calling 800-422-1050.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary (such as a broker-dealer or bank), you can contact your financial intermediary to request that you continue to receive paper copies of the Funds’ shareholder reports. If you invest directly, you can call 800-422-1050 to request that you continue to receive paper copies of the Funds’ shareholder reports. Your election to receive reports in paper will apply to all Harbor Funds held in your account.

This document must be preceded or accompanied by a Prospectus.

Letter from the Chairman

Charles F. McCain Chairman
Dear Fellow Shareholder:
The first half of the 2020 fiscal year has been remarkable in the range of positive and negative market sentiments expressed in this short six-month window. Investment markets started off the 2020 fiscal year continuing the positive momentum of the 2019 fiscal year. Equity markets across the globe generated modest positive returns during the first three months of the period while fixed income markets delivered steady returns. Market performance drivers were consistent with the prior period – stable positive economic growth and accommodative monetary and fiscal policies were the foundations of continued favorable investment conditions. Come February, however, the early negative implications of the pending global pandemic began to weigh on investment markets before the full effects of the global economic collapse took hold in March. The selloffs across equity markets were unprecedented, with few safe havens available to investors. As the heartbreaking effects of the pandemic progressed around the globe, governments and central banks implemented historic measures to attempt to protect their citizens and economies. The equity and credit markets responded to the massive stimulus measures favorably, bouncing off their March lows to partially recover through much of April.
Across most equity markets, growth stocks significantly outperformed value stocks and larger companies outperformed smaller companies, reflecting investors’ preferences in many cases for proven business models that are more likely to survive the economic challenges brought on by the global pandemic. U.S. government bonds proved to be a safe haven once again, delivering positive returns for the six-month period.
As you read through the comments from the portfolio managers of each Harbor fund included in this report, you may note their optimism for the future potential of their portfolios. The portfolio managers have responded in their own way to the challenges presented. We believe there are great opportunities for our portfolio managers to deliver attractive long-term investment results for our shareholders. During times of market stress, having a disciplined and proven actively managed investment approach allows our portfolio managers to weigh the risk and rewards that are available to them. While the long-term effects of the global pandemic on economies and markets are still unknown, we remain confident in the capabilities of our portfolio managers. At Harbor, we are actively engaged in dialogues with our subadviser partners as they navigate these challenging times.
We encourage our shareholders to take a long-term view and stay focused on their investment goals, particularly during periods of market uncertainty. While past performance is never a guarantee of future results, environments such as the last six months have often provided attractive opportunities for our fund investors to benefit from the skill of our portfolio managers.
I hope that you and your families remain safe and well during this unprecedented time. Thank you for your continued investment in Harbor Funds.
June 22, 2020

Charles F. McCain
Chairman
1

Harbor Capital Appreciation Fund
Manager’s Commentary (Unaudited)

Subadviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017
Portfolio Managers
Spiros “Sig” Segalas
Since 1990
Kathleen A. McCarragher
Since 2013
Blair A. Boyer
Since 2019
Natasha Kuhlkin, CFA
Since 2019
Jennison has subadvised the Fund since 1990.
Investment Objective
The Fund seeks long-term growth of capital.
Spiros “Sig” Segalas

Kathleen A. McCarragher

Blair A. Boyer

Natasha Kuhlkin, CFA

Management’s Discussion of
Fund Performance
MARKET REVIEW
The six-month period saw two distinct environments. From November through mid-February, global equity markets advanced solidly, reflecting reaction to the U.S. Federal Reserve’s rate cut in October and the announcement of a framework agreement that brought relief from U.S.-China trade war anxiety. The U.S. economy was proceeding along a steady path of 1.5%-2.0% growth, with unemployment at record low levels. Stocks peaked at new highs on February 19, then dropped more than 30% in only 25 trading days, as the COVID-19 outbreak spread rapidly around the globe, disrupting markets and life virtually everywhere. Exacerbating the turmoil, Saudi Arabia and Russia declared an oil price war, causing energy prices to plummet. Policy makers responded to these events with historic monetary and fiscal actions. Markets regained ground in April although the ultimate magnitude and scale of the pandemic remain unknown, making the near-term and intermediate outlook highly uncertain.
PERFORMANCE
The Harbor Capital Appreciation Fund advanced 10.58% (Retirement Class), 10.54% (Institutional Class), 10.41% (Administrative Class), and 10.34% (Investor Class) in the six months ended April 30, 2020, outperforming the Russell 1000® Growth Index, which rose 6.09%.
In the benchmark index, the Information Technology, Consumer Discretionary, Health Care, and Communication Services sectors advanced. Energy declined more than 30%, while Industrials fell 15%.
Positions in the Fund’s heaviest-weighted sectors — Information Technology, Consumer Discretionary, and Communication Services — outperformed largely on favorable stock selection. Industrials holdings declined materially.
Netflix and Amazon were key positive contributors to Fund return. Both have secular growth profiles that we believe look even stronger, as social-distancing and shelter-in-place directives are drawing renewed attention to the value, utility, and resilience of ecommerce and video streaming business models. Recognition of the importance of digital commerce in times of restricted personal mobility also benefited Shopify, which provides cloud-based, easy-to-use infrastructure tools and an omni-channel ecommerce capability.
The COVID-19 pandemic has highlighted the prudence – and in many cases, the necessity – of working from home or at other offsite locations and by extension, the advantage of housing mission-critical software applications and services on the cloud. In addition to a strong and stable enterprise business, Microsoft has a differentiated hybrid cloud strategy that is leading to an increase in its share of technology capital spending. Coupa Software is a leader in cloud-based spend-management software that simplifies corporate procurement, invoicing, and expense management. The markets in which Coupa competes are large and well-established, and the company has added new customers at an accelerated rate over the past several years.
In our view, Nvidia is focused on key high-growth markets where it can leverage its graphics semiconductor expertise to offer high-value-added solutions. Strong growth in its data center business is likely to continue as increased demand for cloud storage prompts robust spending by Nvidia’s data center customers.
Payments processors saw mixed results. Adyen, a global digital payments company, has developed a single, dynamic, reliable, and secure payment platform that supports omni-channel commerce with end-to-end gateway, risk management, and processing services. FleetCor, which provides charge cards and payment-processing services for trucking fleets, fell on litigation related to
2

Harbor Capital Appreciation Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2020
	Unannualized	1 Year	Annualized
	6 Months		5 Years	10 Years
Harbor Capital Appreciation Fund
Retirement Class[1]	10.58%	10.81%	13.49%	14.36%
Institutional Class	10.54	10.73	13.43	14.33
Administrative Class	10.41	10.45	13.15	14.04
Investor Class	10.34	10.31	13.01	13.90
Comparative Indices
Russell 1000® Growth	6.09%	10.84%	13.34%	14.41%
S&P 500	-3.16	0.86	9.12	11.69
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratios were 0.59% (Net) and 0.64% (Gross) (Retirement Class); 0.67% (Net) and 0.72% (Gross) (Institutional Class); 0.92% (Net) and 0.97% (Gross) (Administrative Class); and 1.04% (Net) and 1.09% (Gross) (Investor Class). The net expense ratios reflect a contractual management fee waiver effective through 02/28/2021. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
its marketing and fee practices and on exposure to oil prices. We eliminated the position in Square based on its exposure to small business activity, which could be materially curtailed, and in some cases, permanently lost, by prolonged COVID-19-related business closures.
In Consumer Discretionary, Tesla, which had been controversial over much of the past year, surged early in 2020 on strong earnings, revenue, and free cash flow made possible by solid production, increased capacity, and strong execution. We eliminated the position in Adidas based on the company’s softer-than-expected gross margin, COVID-19-related sporting event cancellations, and an anticipated back-up in wholesale inventories. Marriott International declined on lackluster revenue per available room and exposure to COVID-19’s impact on global travel and tourism.
In Health Care, DexCom is a technological leader in continuous glucose monitoring (CGM) systems that eliminate the need for people with diabetes to test their blood glucose levels through finger sticks. As CGM penetration is in its nascent stages, the market has significant room to grow. In our view, Vertex Pharmaceuticals is growing through the expansion of its treatments for cystic fibrosis, a life-threatening genetic disease. Eli Lilly has diversified its core diabetes and central nervous system/psychiatric treatments business to include immunology and oncology products. Product mix shifts are expected to expand margins. We trimmed positions in Intuitive Surgical and Illumina, whose products and revenues are dependent on capital equipment expenditures or government funding.
In Industrials, the longer-than-anticipated 737 Max 8 jet recertification process weighed on Boeing early in the period. With the COVID-19 outbreak severely restricting air travel and compromising the financial health of airlines, we reduced the position. The positions in Airbus and Safran, which makes aircraft engines, were eliminated.
OUTLOOK & STRATEGY
As a fundamental investor, we examine company and industry prospects over the short and long term, working to understand how industries and businesses will change over time. Investing in companies with well-above-average long-term growth rates and unique, market-leading products and services remains our focus.
Spiraling COVID-19 infection rates, economic lockdowns, and social distancing initiatives have caused a spike in unemployment and a sharp drop in gross domestic product (GDP) worldwide. Historically massive fiscal and monetary stimulus measures have been implemented rapidly, but we believe that additional fiscal measures will likely be necessary and forthcoming. The ultimate magnitude and scale of the pandemic remain unknown, making the near-term and intermediate outlook highly uncertain. Greater clarity about the impact depends on progress in diagnostics, therapeutics, and vaccines.
Underlying conditions before the outbreak were largely solid, with fundamentally healthy economic structures. However, we do not expect recovery to be uniform, and unemployment may be higher than normal for some time.
The Fund includes the stocks of businesses that, in our view lead their industries and grow at faster rates than the market average. We believe that companies held in the Fund also generate significant cash flow, which may allow them to weather difficult times and sustain the competitive advantages necessary to create true economic value over the long term.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Jennison Associates LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
3

Harbor Capital Appreciation Fund
Portfolio of Investments—April 30, 2020 (Unaudited)

Sector Allocation (% of investments)
Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—99.3%
Shares		Value
AEROSPACE & DEFENSE—0.9%
2,004,542	Boeing Co.	$ 282,681
AUTOMOBILES—3.4%
1,308,380	Tesla Inc.*	1,022,996
BEVERAGES—0.7%
1,344,090	Constellation Brands Inc.	221,358
BIOTECHNOLOGY—2.2%
2,462,252	BioMarin Pharmaceutical Inc.*	226,576
1,785,633	Vertex Pharmaceuticals Inc.*	448,551
		675,127
CAPITAL MARKETS—2.3%
1,547,311	Goldman Sachs Group Inc.	283,808
1,429,650	S&P Global Inc.	418,716
		702,524
ENTERTAINMENT—4.6%
3,340,702	Netflix Inc.*	1,402,594
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—1.3%
1,600,535	American Tower Corp.	380,927
FOOD & STAPLES RETAILING—1.9%
1,923,565	Costco Wholesale Corp.	582,840
HEALTH CARE EQUIPMENT & SUPPLIES—2.6%
6,441,181	Boston Scientific Corp.*	241,415
1,242,242	Danaher Corp.	203,057
691,377	DexCom Inc.*	231,750
245,615	Intuitive Surgical Inc.*	125,480
		801,702
HEALTH CARE PROVIDERS & SERVICES—0.9%
1,200,395	Guardant Health Inc.*	92,382
440,074	Humana Inc.	168,029
		260,411
HOTELS, RESTAURANTS & LEISURE—1.1%
368,637	Chipotle Mexican Grill Inc.*	323,866
INTERACTIVE MEDIA & SERVICES—10.1%
624,567	Alphabet Inc. Class A*	841,104
COMMON STOCKS—Continued
Shares		Value
INTERACTIVE MEDIA & SERVICES—Continued
615,702	Alphabet Inc. Class C*	$ 830,373
4,842,671	Facebook Inc.*	991,343
7,989,126	Tencent Holdings Ltd. (China)	419,984
		3,082,804
INTERNET & DIRECT MARKETING RETAIL—11.2%
4,908,448	Alibaba Group Holding Ltd. ADR (China)*,1	994,795
975,928	Amazon.com Inc.*	2,414,446
		3,409,241
IT SERVICES—11.6%
446,961	Adyen NV (Netherlands)*,2	441,866
869,261	FleetCor Technologies Inc.*	209,709
3,633,361	Mastercard Inc.	999,065
2,669,848	PayPal Holdings Inc.*	328,392
795,765	Shopify Inc. (Canada)*	503,154
931,386	Twilio Inc.*	104,595
5,208,398	Visa Inc.	930,845
		3,517,626
LIFE SCIENCES TOOLS & SERVICES—0.6%
615,636	Illumina Inc.*	196,406
PERSONAL PRODUCTS—1.4%
2,399,783	Estée Lauder Companies Inc.	423,322
PHARMACEUTICALS—4.6%
13,342,508	AstraZeneca plc ADR (United Kingdom)[1]	697,546
4,472,469	Eli Lilly and Co.	691,623
		1,389,169
ROAD & RAIL—2.1%
12,557,243	Uber Technologies Inc.*	380,108
1,538,247	Union Pacific Corp.	245,796
		625,904
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.7%
2,121,479	Advanced Micro Devices Inc.*	111,144
292,352	Broadcom Inc.	79,409
3,694,475	NVIDIA Corp.	1,079,821
1,938,378	QUALCOMM Inc.	152,492
		1,422,866

4

Harbor Capital Appreciation Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
SOFTWARE—19.6%
2,686,009	Adobe Inc.*	$ 949,880
969,984	Atlassian Corp. plc (Australia)*	150,823
1,445,612	Coupa Software Inc.*	254,558
2,470,559	CrowdStrike Holdings Inc.*	167,158
11,326,258	Microsoft Corp.	2,029,779
729,933	RingCentral Inc.*	166,812
7,195,961	salesforce.com Inc.*	1,165,386
822,447	ServiceNow Inc.*	289,123
2,181,320	Splunk Inc.*	306,170
582,054	Trade Desk Inc.*	170,297
1,938,923	Workday Inc.*	298,400
		5,948,386
SPECIALTY RETAIL—1.7%
2,384,916	Home Depot Inc.	524,276
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—4.9%
5,058,423	Apple Inc.	1,486,165
COMMON STOCKS—Continued
Shares		Value
TEXTILES, APPAREL & LUXURY GOODS—4.9%
872,410	Kering SA (France)	$ 443,799
2,583,357	Lululemon Athletica Inc. (Canada)*	577,329
5,333,406	NIKE Inc.	464,966
		1,486,094
TOTAL COMMON STOCKS
(Cost $16,687,763)		30,169,285
TOTAL INVESTMENTS—99.3%
(Cost $16,687,763)		30,169,285
CASH AND OTHER ASSETS, LESS LIABILITIES—0.7%		198,782
TOTAL NET ASSETS—100.0%		$30,368,067

FAIR VALUE MEASUREMENTS
At April 30, 2020, the investments in Tencent Holdings Ltd., Ayden NV, and Kering SA (as disclosed in the preceding Portfolio of Investments) were classified as Level 2 and all other investments were classified as Level 1. There were no Level 3 investments at April 30, 2020 or October 31, 2019.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	Depository receipts such as American Depostiory Receipts (ADRs), Global Depository Receipts (GDRs) and other country specific depository receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere.
2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At April 30, 2020, the aggregate value of these securities was $441,866 or 1% of net assets.
The accompanying notes are an integral part of the Financial Statements.
5

Harbor Large Cap Value Fund
Manager’s Commentary (Unaudited)

Subadviser
Aristotle Capital Management, LLC
11100 Santa
Monica Boulevard
Suite 1700
Los Angeles, CA 90025
Portfolio Manager
Howard Gleicher, CFA
Since 2012
Gregory D. Padilla, CFA
Since 2018
Aristotle has subadvised the Fund since 2012.
Investment Objective
The Fund seeks long-term total return.
Howard Gleicher, CFA

Gregory D. Padilla, CFA

Management’s Discussion of
Fund Performance
Market Review
While it was already clear to most investors that we were entering the later stages of the economic cycle, few could have predicted at the start of this year that large parts of the global economy would be brought to an abrupt halt. The ongoing outbreak of the COVID-19 pandemic and the precipitous drop in the price of oil, both of which adversely impacted equity markets, dominated headlines during the period. This unprecedented shock has required an unprecedented policy response on both fiscal and monetary fronts. In the U.S., central bankers have cut rates to near zero and have restarted and expanded asset purchasing programs. A substantial fiscal stimulus package was also agreed on, which aims to buffer the blow for both companies and individuals. Overall, stimulus measures have provided some relief to companies globally, as evidenced by the rebound in equity prices during the month of April, but further action may be required to deal with the fallout from this unparalleled shock to the global economy.
As we compose this commentary, the situation remains extremely fluid, with new information coming to light daily. What is clear is that many companies and individuals will be adversely impacted in the near term. How long the current environment lasts would essentially amount to guesswork, though we strongly believe that markets will eventually normalize as the global economy continues to progress, albeit slowly, towards a pre-crisis level of activity.
Performance
Harbor Large Cap Value Fund outperformed the benchmark Russell 1000® Value Index during the six-month period ended April 30, 2020. The Fund returned -8.27% (Retirement Class), -8.30% (Institutional Class), -8.44% (Administrative Class), and -8.47% (Investor Class) while the Russell 1000® Value Index returned -13.66%.
Stock selection was strongest in Information Technology, Consumer Discretionary and Energy. Within each of these sectors, Microsoft, Sony, and Cabot Oil & Gas, respectively, were the top contributors to relative return. An overweight in Information Technology also added to relative return. Relative performance was hurt by stock selection in Consumer Staples, Materials and Healthcare, and within each sector, Tyson Foods, Martin Marietta Materials and Alcon, respectively, were the main detractors. An underweight in Utilities also detracted from relative return. Relative weights are the result of bottom-up security selection decisions.
Global software and services company, Microsoft, was the top contributor during the period. Microsoft shares continued to produce strong relative performance as the company’s transition to a “productivity” and “platform” business marches on. CEO Satya Nadella’s transformation (which started in 2014) has, in our opinion, positioned Microsoft to benefit from a mobile-first, cloud-first world. Additionally, Microsoft has replaced its old Windows-centric model with one centered around the cloud and experiences. Microsoft Azure’s cloud-computing service offers existing (and new) clients the ability to remain in the Microsoft environment and experiment by moving only select workloads to the cloud. We believe Azure represents one of the largest total available market expansion opportunities in the company’s history. Lastly, the company’s Productivity and Business Processes segment, which offers business solutions such as Office, Office 365, Exchange, Microsoft Teams and other tools, has proven particularly useful during the current economic disconnect. In fact, Microsoft Teams celebrated its three-year anniversary in March with 44 million daily active users, more than doubling from November 2019.
Phillips 66, a diversified refiner, chemicals and midstream energy company, was the largest detractor during the period. The Saudi-Russia oil price war and a global demand shock resulting from governments’ efforts to contain COVID-19, has caused the price of oil to plummet to historic lows. In a clear example of the demand shock, the company has observed significant
6

Harbor Large Cap Value Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2020
	Unannualized	1 Year	Annualized
	6 Months		5 Years	10 Years
Harbor Large Cap Value Fund
Retirement Class[1]	-8.27%	-4.07%	7.80%	10.76%
Institutional Class	-8.30	-4.14	7.74	10.73
Administrative Class	-8.44	-4.40	7.46	10.44
Investor Class	-8.47	-4.47	7.35	10.31
Comparative Index
Russell 1000® Value	-13.66%	-11.01%	3.90%	8.54%
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratios were 0.61% (Net) and 0.65% (Gross) (Retirement Class); 0.69% (Net) and 0.73% (Gross) (Institutional Class); 0.94% (Net) and 0.98% (Gross) (Administrative Class); and 1.06% (Net) and 1.10% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2021. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
declines in gasoline consumption including approximately 20% decline in the U.S. and a 70% drop in some parts of Europe. In response to the market environment, the company has reduced capex, operating and administrative costs and paused its share repurchase program. Although the current conditions have significant impact, we believe the economy is currently far from “normal” and that Phillips 66’s normalized earnings power has not been affected.
In terms of portfolio activity, we sold our investments in Banco Bilbao Vizcaya Argentaria, PPG Industries and Halliburton and invested in Corteva Agriscience, Xylem, Elanco Animal Health, RPM and Qualcomm. Overall, these transactions did not materially alter the Fund’s composition on an absolute or relative basis as we entered and exited the period maintaining our largest overweight allocations to Information Technology and Industrials with our largest underweight allocations to Utilities and Communication Services.
Outlook & Strategy
Once again, we would like to emphasize that while the current market environment is certainly volatile, we view periods of heightened uncertainty as a time in which we ensure we remain focused on understanding businesses from a long-term perspective. While we do not wish to diminish the tragic impact of COVID-19, nor discount the economic impact it will have, we believe the competitive advantage of our investment process and our team lies in our ability to look beyond short-term events that are difficult (if not impossible) to quantify. We remain focused on what is analyzable and stay committed to our approach of buying what we believe to be quality companies whose current stock prices do not fully reflect our estimates of their intrinsic values.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Aristotle Capital Management, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
7

Harbor Large Cap Value Fund
Portfolio of Investments—April 30, 2020 (Unaudited)

Sector Allocation (% of investments)
Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—97.1%
Shares		Value
AEROSPACE & DEFENSE—1.9%
178,000	General Dynamics Corp.	$ 23,250
BANKS—11.3%
1,450,000	Bank of America Corp.	34,872
230,000	BOK Financial Corp.	11,912
322,000	Commerce Bancshares Inc.	19,703
185,000	Cullen/Frost Bankers Inc.	13,294
500,000	East West Bancorp Inc.	17,535
300,000	JPMorgan Chase & Co.	28,728
3,240,000	Mitsubishi UFJ Financial Group Inc. ADR (Japan)[1]	12,928
		138,972
BEVERAGES—2.7%
717,000	Coca-Cola Co.	32,903
BIOTECHNOLOGY—3.5%
180,000	Amgen Inc.	43,060
BUILDING PRODUCTS—4.4%
310,000	Allegion plc (Ireland)	31,168
793,000	Johnson Controls International plc	23,084
		54,252
CAPITAL MARKETS—2.1%
230,000	Ameriprise Financial Inc.	26,436
CHEMICALS—4.2%
1,159,000	Corteva Inc.	30,354
327,134	RPM International Inc.	21,725
		52,079
CONSTRUCTION MATERIALS—2.1%
136,000	Martin Marietta Materials Inc.	25,871
CONSUMER FINANCE—1.6%
306,000	Capital One Financial Corp.	19,817
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—3.3%
328,000	Equity Lifestyle Properties Inc.	19,781
157,000	Sun Communities Inc.	21,101
		40,882
FOOD & STAPLES RETAILING—1.2%
348,000	Walgreens Boots Alliance Inc.	15,065
COMMON STOCKS—Continued
Shares		Value
FOOD PRODUCTS—2.0%
389,000	Tyson Foods Inc.	$ 24,192
HEALTH CARE EQUIPMENT & SUPPLIES—9.1%
510,000	Alcon Inc. (Switzerland)*	26,933
315,000	Danaher Corp.	51,490
346,000	Medtronic plc (Ireland)	33,780
		112,203
HOUSEHOLD DURABLES—5.2%
570,000	Lennar Corp. Class A	28,540
7,120	Lennar Corp. Class B	271
540,000	Sony Corp. ADR (Japan)[1]	34,695
		63,506
INSURANCE—1.8%
200,000	Chubb Ltd. (Switzerland)	21,602
INTERACTIVE MEDIA & SERVICES—1.8%
765,000	Twitter Inc.*	21,940
IT SERVICES—3.0%
301,000	PayPal Holdings Inc.*	37,023
MACHINERY—6.8%
420,000	Oshkosh Corp.	28,362
175,000	Parker-Hannifin Corp.	27,671
394,000	Xylem Inc.	28,329
		84,362
OIL, GAS & CONSUMABLE FUELS—6.1%
1,790,000	Cabot Oil & Gas Corp.	38,700
330,000	Phillips 66	24,146
138,000	Pioneer Natural Resources Co.	12,325
		75,171
PERSONAL PRODUCTS—0.3%
87,190	Unilever NV NY Registry Shares (United Kingdom)	4,309
PHARMACEUTICALS—3.8%
819,912	Elanco Animal Health Inc.*	20,260
316,000	Novartis AG ADR (Switzerland)[1]	26,775
		47,035

8

Harbor Large Cap Value Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—5.1%
396,000	Microchip Technology Inc.	$ 34,741
355,000	QUALCOMM Inc.	27,928
		62,669
SOFTWARE—13.2%
165,000	Adobe Inc.*	58,351
176,000	ANSYS Inc.*	46,082
325,000	Microsoft Corp.	58,243
		162,676
SPECIALTY RETAIL—0.6%
31,570	Home Depot Inc.	6,940
TOTAL COMMON STOCKS
(Cost $1,028,432)		1,196,215
TOTAL INVESTMENTS—97.1%
(Cost $1,028,432)		1,196,215
CASH AND OTHER ASSETS, LESS LIABILITIES—2.9%		35,370
TOTAL NET ASSETS—100.0%		$1,231,585
FAIR VALUE MEASUREMENTS
All investments at April 30, 2020 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at April 30, 2020 or October 31, 2019.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	Depository receipts such as American Depostiory Receipts (ADRs), Global Depository Receipts (GDRs) and other country specific depository receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere.
The accompanying notes are an integral part of the Financial Statements.
9

Harbor Mid Cap Fund
Manager’s Commentary (Unaudited)

Subadviser
EARNEST Partners, LLC
1180 Peachtree St. NE
Suite 2300
Atlanta, GA 30309
Portfolio Manager
Paul E. Viera
Since 2019
EARNEST Partners, LLC has subadvised the Fund since 2019.
Investment Objective
The Fund seeks long-term total return.
Paul E. Viera

Management’s Discussion of
Fund Performance
MARKET REVIEW
During the six months ending April 30, 2020, the U.S. mid cap market fell as the Russell Midcap® Index dropped nearly 15%. This period includes the end of 2019, as markets continued to hit new highs, only to be followed by a sharp decline spurred on by COVID-19 in March of 2020. The two major developments that drove investor sentiment during the period were the magnitude and the duration of the pandemic.
Capital markets reacted with caution at first to the coronavirus with equity markets reaching highs as late as February 19th. Then, as it became apparent that the risks presented by the virus were worldwide and far-reaching, markets dropped sharply resulting in one of the quickest descents from record highs to a bear market in history. Markets struggled to price the overflow of information and its potential impact on future earnings, and global equity markets experienced their most volatile swings since the financial crisis as investors exchanged equities for traditional safe haven assets such as precious metals and U.S. Treasuries. As it became apparent that the viral threat was not contained to China, governments attempted to stall its spread by shuttering many areas of the global economy and enacting emergency economic and enforcement measures. Oil demand was one of the many casualties of the slowdown, and compounding the problem, Saudi Arabia and Russia disagreed on the appropriate response and proceeded to enter a price and market share war. Both countries ramped up production right as demand was collapsing, and U.S. crude prices fell from over $60 a barrel to approximately $20 a barrel during the quarter. Historically, oil price declines have helped the U.S. economy, representing a cash windfall for consumers. However, with the growth of the U.S. shale industry, the Energy sector has become an important part of the U.S. economy and the price declines contributed to U.S. economic issues.
Although the U.S. Federal Reserve (Fed) entered the year forecasting unemployment to remain below 4% through 2022 and expecting no near-term rate policy changes, the Fed responded quickly to the economic threat posed by the virus with an emergency 50 basis point rate cut on March 3rd, followed by another 50 basis point cut on March 15th to bring the Fed’s benchmark rate to the range of 0% to 0.25%. This second-rate cut was accompanied by the restart of quantitative easing in the form of repurchases of $500 billion in Treasury’s and $200 billion in agency mortgage backed securities. Just over a week later, the Fed announced that it would adjust its quantitative easing program to purchase “in the amounts needed to support smooth market functioning and effective transmission of monetary policy to broader financial conditions and the economy,” effectively declining to set an upper limit on asset purchases. In conjunction with the Fed, Congress acted swiftly, approving a $2 trillion stimulus bill to arrive in the form of small business loans, mortgage forbearances, unemployment benefits and direct payments to households. Upon passage of the bill, equity markets rallied on the news that monetary and fiscal policy would cooperate and devote substantial resources to mitigate the economic consequences posed by the pandemic.
Performance
The Harbor Mid Cap Fund returned -11.15% (Retirement Class), -11.15% (Institutional Class), and -11.28% (Investor Class) for the five months ended April 30, 2020, strongly outperforming the broader Mid Cap market, as represented by the Russell Midcap® Index, which returned -14.68%.
Contributing to performance, Synopsys Inc. is a global leader in the supply and sale of electronic design automation (EDA) offerings. Appealing to engineers and software developers in the global electronics market, Synopsys offers software and hardware, intellectual property (IP) products, and technical support services vital in the design and manufacture of semiconductors and integrated circuits. Investors recognized the strength of Synopsys in the quarter for exceeding market expectations with its strong top-line growth, earnings and operating cash flow to drive the stock to outperform in the period. In the age of growing digital automation, Synopsys
10

Harbor Mid Cap Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2020
	6 Months	1 Year	5 Years	Unannualized
				Life of Fund
Harbor Mid Cap Fund
Retirement Class[1]	N/A	N/A	N/A	-11.15%
Institutional Class[1]	N/A	N/A	N/A	-11.15
Investor Class[1]	N/A	N/A	N/A	-11.28
Comparative Index
Russell Midcap®[1]	N/A	N/A	N/A	-14.68%
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratios were 0.80% (Net) and 2.16% (Gross) (Retirement Class); 0.88% (Net) and 2.24% (Gross) (Institutional Class); 1.13% (Net) and 2.49% (Gross) (Administrative Class); and 1.25% (Net) and 2.61% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2021. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
has benefitted from strong customer demand for its complex EDA designs and solutions. Synopsys continues to benefit from its effective expansion into the software security field and consistent revenue growth in the IP division. Given the company’s loyal consumer base and proven ability to address growing demands for cloud storage and infrastructure protection, in our view, Synopsys is positioned to expand market share and drive earnings.
Detracting from performance, Reinsurance Group of America (RGA) is one of the largest and most sophisticated life reinsurers in the world. RGA focuses on growing its business by partnering with primary insurance companies and helping them underwrite difficult risk that they may not have the expertise to underwrite on their own. During the quarter, RGA shares underperformed due to concerns about mortality exposure and elevated claims due to coronavirus as well as possible credit losses in its investment portfolio. While the turmoil in the bond market did lower the value of the company’s investment portfolio, we do not expect its investment grade bond portfolio to suffer significant credit losses in the next few quarters. As far as the company’s mortality exposure, there is limited exposure to Italy, Spain, and China (all <1%). Due to high capital requirements and the long-term nature of potential clients' liabilities, there are only a handful of global competitors in the industry. RGA’s scale and growth strategy should continue drive earnings and gain market share, in our view.
OUTLOOK & STRATEGY
As of April 30, 2020, the Fund was overweight in the Industrials, Information Technology, and Financials sectors and was underweight in Energy, Utilities, Consumer Staples, and Consumer Discretionary. These weightings are an outgrowth of our fundamental, bottom-up stock selection process.
In managing the Fund, we seek companies with share prices that we believe do not fully reflect their earnings growth outlook. Going forward, we will continue to employ our three-step investment methodology: screen the broad universe to identify stocks that are best positioned to outperform; measure and manage downside risk to the benchmark; and perform in-depth, thorough, fundamental research to find what we believe are the best stocks to include in the Fund.

1	The “Life of Fund” return as shown reflects the period 12/01/2019 through 04/30/2020.
This report contains the current opinions of EARNEST Partners, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
11

Harbor Mid Cap Fund
Portfolio of Investments—April 30, 2020 (Unaudited)

Sector Allocation (% of investments)
Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—98.6%
Shares		Value
AEROSPACE & DEFENSE—1.1%
761	General Dynamics Corp.	$ 99
AUTO COMPONENTS—0.8%
2,537	BorgWarner Inc.	72
BANKS—0.8%
6,551	KeyCorp	76
BUILDING PRODUCTS—1.9%
4,219	Masco Corp.*	173
CAPITAL MARKETS—8.0%
6,135	Eaton Vance Corp.	225
3,086	Intercontinental Exchange Inc.	276
2,126	Raymond James Financial Inc.	140
1,985	Stifel Financial Corp.	88
		729
CHEMICALS—3.6%
1,443	Albemarle Corp.*	89
1,595	Eastman Chemical Co.	96
1,133	Scotts Miracle-Gro Co.	141
		326
COMMERCIAL SERVICES & SUPPLIES—4.4%
3,143	Republic Services Inc*	246
3,190	Stericycle Inc.*	156
		402
CONTAINERS & PACKAGING—2.2%
1,234	Packaging Corp. of America*	119
2,992	Sealed Air Corp.*	86
		205
ELECTRICAL EQUIPMENT—1.6%
4,068	Sensata Technologies Holding plc (United Kingdom)*	148
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.5%
2,316	Keysight Technologies Inc.*	224
ENTERTAINMENT—2.2%
3,104	Activision Blizzard Inc.*	198
COMMON STOCKS—Continued
Shares		Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—5.4%
5,844	Americold Realty Trust*	$ 179
624	Boston Properties Inc.*	60
866	SBA Communications Corp.*	251
		490
FOOD & STAPLES RETAILING—1.5%
2,494	Sysco Corp.*	140
HEALTH CARE EQUIPMENT & SUPPLIES—0.8%
1,660	Dentsply Sirona Inc.*	70
HEALTH CARE PROVIDERS & SERVICES—2.7%
1,317	AmerisourceBergen Corp.*	118
758	Laboratory Corp. of America Holdings*	125
		243
HOTELS, RESTAURANTS & LEISURE—2.0%
2,450	Darden Restaurants Inc.*	181
HOUSEHOLD DURABLES—2.3%
4,504	DR Horton Inc.*	213
INSURANCE—4.9%
2,876	Progressive Corp.*	222
1,079	Reinsurance Group of America Inc.	113
779	Renaissance Holdings Ltd. (Bermuda)*	114
		449
IT SERVICES—7.7%
1,275	Akamai Technologies Inc.*	125
1,382	Arrow Electronics Inc.*	87
2,685	Black Knight Inc.*	189
1,812	Global Payments Inc.*	301
		702
LIFE SCIENCES TOOLS & SERVICES—5.7%
2,194	Agilent Technologies Inc.	168
480	Bio-Rad Laboratories Inc.*	211
2,515	Syneos Health Inc.*	141
		520
MACHINERY—5.8%
913	Cummins Inc.	149
1,368	Dover Corp.	128

12

Harbor Mid Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
MACHINERY—Continued
1,039	Snap-on Inc.	$ 136
1,862	Woodward Inc.	113
		526
MULTI-UTILITIES—2.1%
2,093	WEC Energy Group Inc.*	190
OIL, GAS & CONSUMABLE FUELS—0.9%
1,162	Cimarex Energy Co.*	29
3,162	Continental Resources Inc.*	52
		81
REAL ESTATE MANAGEMENT & DEVELOPMENT—2.0%
4,299	CBRE Group Inc.*	185
ROAD & RAIL—1.7%
2,281	CSX Corp.*	151
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—8.5%
3,995	Applied Materials Inc.	199
1,194	Cabot Microelectronics Corp.	146
2,270	Skyworks Solutions Inc.*	236
2,259	Xilinx Inc.	197
		778
COMMON STOCKS—Continued
Shares		Value
SOFTWARE—11.1%
1,010	ANSYS Inc.*	$ 264
1,494	Autodesk Inc.*	280
656	Intuit Inc.	177
1,826	Synopsys Inc.*	287
		1,008
SPECIALTY RETAIL—2.4%
4,418	TJX Companies Inc.*	217
TRADING COMPANIES & DISTRIBUTORS—2.0%
3,021	Air Lease Corp.	79
1,754	GATX Corp.	104
		183
TOTAL COMMON STOCKS
(Cost $9,890)		8,979
TOTAL INVESTMENTS—98.6%
(Cost $9,890)		8,979
CASH AND OTHER ASSETS, LESS LIABILITIES—1.4%		127
TOTAL NET ASSETS—100.0%		$9,106

FAIR VALUE MEASUREMENTS
All investments at April 30, 2020 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at April 30, 2020 or December 1, 2019 (inception).
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
The accompanying notes are an integral part of the Financial Statements.
13

Harbor Mid Cap Growth Fund
Manager’s Commentary (Unaudited)

Subadviser
Wellington Management Company LLP
280 Congress Street
Boston, MA 02210
Portfolio Managers
Stephen C. Mortimer
Since 2010
Mario E. Abularach, CFA, CMT
Since 2006
Wellington Management has subadvised the Fund since 2005.
Investment Objective
The Fund seeks long-term growth of capital.
Stephen C. Mortimer

Mario E. Abularach, CFA, CMT

Management’s Discussion of
Fund Performance
MARKET REVIEW
U.S. equities ended the first quarter sharply lower after achieving record highs in February following a strong fourth quarter as stocks benefitted from waning recession fears, improved trade sentiment, and accommodative U.S. Federal Reserve (Fed) policies. However, the markets fell sharply as the coronavirus spread rapidly throughout the country, causing unprecedented market disruptions and financial damage, and heightening fears of a severe economic downturn. Many states adopted extraordinary measures to fight the contagion, while companies shuttered stores and production, withdrew earnings guidance, and drew down credit lines at a record pace as borrowing costs soared. Volatility surged to extreme levels, and the S&P 500 Index suffered its fastest ever decline into a bear market. At the end of March, the index surged to its best weekly gain in 11 years, with emergency stimulus from the Fed and the U.S. government bolstering the market. The Fed introduced a massive package of policy measures to support financial markets and the economy, including a sharp reduction in interest rates to a range of 0% – 0.25%, open-ended asset purchases, and measures to improve liquidity and the flow of credit. President Trump signed into law the largest economic stimulus plan in U.S. history, which extends roughly $2 trillion in aid to consumers, businesses, states, and local governments. Lawmakers also discussed additional large-scale spending measures to stabilize the economy. On the political front, Joe Biden became the overwhelming favorite to win the Democratic nomination for president after a string of victories in primary elections.
Performance
For the six-month period ended April 30, 2020, Harbor Mid Cap Growth Fund outperformed the Russell Midcap® Growth Index. The Fund returned 3.79% (Retirement Class), 3.69% (Institutional Class), 3.49% (Administrative Class) and 3.53% (Investor Class) for the period, while the Russell Midcap® Growth Index finished down -1.78%.
Relative outperformance was driven by positive security selection, most notably within the Information Technology, Healthcare and Communication Services sectors. Unfavorable security selection within Consumer Discretionary partially offset positive returns. Sector allocation, a residual of the bottom-up stock selection process, also contributed to results. An overweight allocation to Healthcare and an underweight to Industrials contributed most to performance.
Advanced Micro Devices, a semiconductor company, was the Fund’s most significant contributor during the period. The stock rose over the period after the Trump administration announced a phase one trade deal with China, removing a big obstacle for the company. The company has also introduced new products that were well received by customers. Other notable contributors during the period were medical device manufacturer Dexcom, video-first communication platform Zoom Video Communications, and medical devices provider Insulet.
Marriot Vacations, a pure-play timeshare company, was the Fund’s most significant detractor during the period. Shares of Marriot Vacations fell after reporting a fourth quarter revenue miss and full-year earnings estimates that were below expectations as the global spread of COVID-19 meaningfully weighed on hotel, leisure, and travel companies due to a sharp decrease in demand for their services. Other notable detractors during the period were insurance services provider BRP, pinboard-style photo-sharing website Pinterest, and cruise business Norwegian Cruise Line.
14

Harbor Mid Cap Growth Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2020
	Unannualized	1 Year	Annualized
	6 Months		5 Years	10 Years
Harbor Mid Cap Growth Fund
Retirement Class[1]	3.79%	3.41%	10.96%	12.36%
Institutional Class	3.69	3.31	10.89	12.33
Administrative Class	3.49	2.99	10.59	12.04
Investor Class	3.53	2.90	10.48	11.92
Comparative Index
Russell Midcap® Growth	-1.78%	0.23%	8.88%	12.19%
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratios were 0.80% (Net) and 0.83% (Gross) (Retirement Class); 0.88% (Net) and 0.91% (Gross) (Institutional Class); 1.13% (Net) and 1.16% (Gross) (Administrative Class); and 1.25% (Net) and 1.28% (Gross) (Investor Class).  The Adviser has contractually agreed to reduce the management fee to 0.72% through 02/28/2021. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
OUTLOOK & STRATEGY
The onset of COVID-19 has caused economic, social and market conditions to change dramatically in a very short period. The virus has created an almost complete economic standstill in affected countries. The impact extends to virtually every business in almost every sector. Given these developments, our focus has been on identifying those companies that we believe can withstand a protracted downturn and will be well positioned to accelerate when we come out the other side.
With that in mind, we are analyzing each company individually, stress testing our models with draconian revenue cuts and assumptions related to each company’s ability to cut costs. Additionally, we are assessing capital positions and the ability to meet cash needs during this period. We are leaning into growth areas that in our opinion can come out of this crisis strongly. We have reduced positions on the margin that have leverage and discretionary demand while using this time to upgrade the quality of the portfolio and take advantage of unusual dislocations that may present investment opportunities.
Our investment philosophy is based on four key underlying premises. We believe that changes in earnings expectations drive security prices and opportunities arise where our expectations differ significantly from consensus. In addition, we believe that human nature has an anchoring bias that can often miss transformational change, and early identification of this change can lead to excess returns. We view being flexible as a key tenant of our philosophy and recognize that growth exists in unexpected places across sectors of the market. Finally, we believe that our valuation discipline helps control portfolio risk by seeking to balance downside risk with potential upside reward.
We employ this philosophy, together with a bottom-up fundamental analysis and opportunistic investment approach, in managing the Fund. We consider a very broad universe of available stocks within the mid cap market, typically focusing on companies with accelerating earnings growth combined with a differentiated view relative to consensus.
The Fund is largely constructed without regard to benchmark weightings by sector. Bottom-up investment decisions resulted in increased exposure to the Healthcare sector during the period. This resulted in Healthcare becoming the Fund’s largest overweight by the end of the period, with Consumer Discretionary being the second largest overweight. As of the end of the period, the Fund’s largest underweight allocations were to the Industrials, Financials, and Real Estate sectors.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Wellington Management Company LLP as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
15

Harbor Mid Cap Growth Fund
Portfolio of Investments—April 30, 2020 (Unaudited)

Sector Allocation (% of investments)
Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—91.7%
Shares		Value
BEVERAGES—4.4%
9,370	Boston Beer Co. Inc.*	$ 4,371
106,406	Monster Beverage Corp.*	6,577
		10,948
BIOTECHNOLOGY—8.0%
35,331	Apellis Pharmaceuticals Inc.*	1,211
9,549	Argenx SE ADR (Netherlands)*,1	1,399
9,129	Ascendis Pharma AS ADR (Denmark)*,1	1,239
87,871	Exact Sciences Corp.*	6,940
16,805	Galapagos NV (Belgium)*	3,711
2,168	Galapagos NV ADR (Belgium)*,1	478
34,108	Ionis Pharmaceuticals Inc.*	1,894
11,898	Kodiak Sciences Inc.*	649
17,552	Seattle Genetics Inc.*	2,408
		19,929
CAPITAL MARKETS—1.2%
56,105	Blackstone Group Inc.	2,931
COMMERCIAL SERVICES & SUPPLIES—1.6%
50,214	Copart Inc.*	4,023
DIVERSIFIED CONSUMER SERVICES—1.6%
92,315	Chegg Inc.*	3,946
ELECTRICAL EQUIPMENT—2.2%
63,041	Trane Technologies PLC (Ireland)*	5,511
ENTERTAINMENT—5.1%
13,212	Live Nation Entertainment Inc.*	593
25,658	Roku Inc.*	3,110
58,203	Spotify Technology SA (Sweden)*	8,822
		12,525
HEALTH CARE EQUIPMENT & SUPPLIES—13.1%
28,042	ABIOMED Inc.*	5,363
29,343	DexCom Inc.*	9,836
43,210	Insulet Corp.*	8,630
17,498	Novocure Ltd. (Jersey)*	1,151
94,352	Tandem Diabetes Care Inc.*	7,528
		32,508
HEALTH CARE TECHNOLOGY—2.2%
28,348	Veeva Systems Inc.*	5,409
COMMON STOCKS—Continued
Shares		Value
HOTELS, RESTAURANTS & LEISURE—5.5%
95,215	Aramark*	$ 2,600
5,186	Chipotle Mexican Grill Inc.*	4,556
69,383	Planet Fitness Inc.*	4,186
12,623	Vail Resorts Inc.	2,159
		13,501
HOUSEHOLD DURABLES—1.0%
51,219	Lennar Corp.	2,565
INTERACTIVE MEDIA & SERVICES—0.7%
21,445	Match Group Inc.*	1,650
IT SERVICES—6.5%
73,946	GoDaddy Inc.*	5,134
24,688	Leidos Holdings Inc.*	2,440
129,308	Square Inc.*	8,423
		15,997
LEISURE PRODUCTS—1.3%
106,042	Peloton Interactive Inc.*	3,340
LIFE SCIENCES TOOLS & SERVICES—1.1%
34,396	Agilent Technologies Inc.	2,637
PHARMACEUTICALS—1.9%
144,201	Elanco Animal Health Inc.*	3,563
7,119	Reata Pharmaceuticals Inc.*	1,126
		4,689
PROFESSIONAL SERVICES—2.6%
9,998	CoStar Group Inc.*	6,481
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—6.4%
225,057	Advanced Micro Devices Inc.*	11,791
155,353	Marvell Technology Group Ltd. (Bermuda)	4,154
		15,945
SOFTWARE—18.8%
39,231	2U Inc.*	932
26,083	Alteryx Inc.*	2,952
11,696	Fair Isaac Corp.*	4,128
80,502	Guidewire Software Inc.*	7,313
1,879	Paycom Software Inc.*	491
8,744	RingCentral Inc.*	1,998

16

Harbor Mid Cap Growth Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
SOFTWARE—Continued
221,594	Slack Technologies Inc.*	$ 5,914
80,566	Splunk Inc.*	11,308
5,288	Trade Desk Inc.*	1,547
51,402	Workday Inc.*	7,911
15,966	Zoom Video Communications Inc.*	2,158
		46,652
SPECIALTY RETAIL—6.5%
33,002	Burlington Stores Inc.*	6,029
49,075	Five Below Inc.*	4,425
59,679	Floor & Decor Holdings Inc.*	2,530
48,576	Williams-Sonoma Inc.*	3,004
		15,988
TOTAL COMMON STOCKS
(Cost $184,047)		227,175

EXCHANGE-TRADED FUNDS—4.8%
(Cost $10,400)
CAPITAL MARKETS—4.8%
84,244	iShares Russell Mid-Cap Growth ETF	11,851

SHORT-TERM INVESTMENTS—4.7%
(Cost $11,710)
Principal Amount		Value
REPURCHASE AGREEMENTS—4.7%
$11,710	Repurchase agreement with Bank of America dated April 30, 2020 due May 01, 2020 at 0.010% collateralized by U.S. Treasury Bonds (value $11,771)	$ 11,710
TOTAL INVESTMENTS—101.2%
(Cost $206,157)		250,736
CASH AND OTHER ASSETS, LESS LIABILITIES—(1.2)%		(3,048)
TOTAL NET ASSETS—100.0%		$247,688

FAIR VALUE MEASUREMENTS
At April 30, 2020, the repurchase agreement (as disclosed in the preceding Portfolio of Investments) was classified as Level 2 and all other investments were classified as Level 1. There were no Level 3 investments at April 30, 2020 or October 31, 2019.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	Depository receipts such as American Depostiory Receipts (ADRs), Global Depository Receipts (GDRs) and other country specific depository receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere.
The accompanying notes are an integral part of the Financial Statements.
17

Harbor Mid Cap Value Fund
Manager’s Commentary (Unaudited)

Subadviser
LSV Asset Management
155 North Wacker Dr.
Suite 4600
Chicago, IL 60606
Portfolio Managers
Josef Lakonishok, Ph.D.
Since 2004
Menno Vermeulen, CFA
Since 2004
Puneet Mansharamani, CFA
Since 2006
Greg Sleight
Since 2014
Guy Lakonishok, CFA
Since 2014
LSV has subadvised the Fund since 2004.
Investment Objective
The Fund seeks long-term total return.
Josef Lakonishok, Ph.D.

Menno Vermeulen, CFA

Puneet Mansharamani, CFA

Greg Sleight

Guy Lakonishok, CFA

Management’s Discussion of
Fund Performance
Market Review
U.S. equities as measured by the S&P 500 Index declined just 3.2% over the six-month period ended April 30, 2020. However, this modest decline does not reflect the significant volatility in markets during the period. Global equity markets plummeted during February and March 2020 as the coronavirus outbreak shut down cities and economies across the globe. The public equity markets reacted to the spread of the virus swiftly and with heightened volatility. From February 19 through March 23, the S&P 500 Index fell nearly 34%. The S&P 500 Index had an average daily move of 5% in March (the next most volatile month in history was in November 1929 at nearly 4%) and had nine days of moves greater than 5%. However, markets rebounded strongly in late March and throughout April, in large part due to massive intervention by the U.S. Federal Reserve (Fed) and Congress which took aggressive measures to help mitigate the damage inflicted by the virus. The Fed cut interest rates 150 basis points in a two-week time frame and spent several trillion dollars to provide liquidity and shore up the financial system. Congress passed the Coronavirus Aid, Relief, and Economic Security (CARES) Act with approximately $2 trillion in support for the economy with potentially more to come.
The sell-off was particularly painful for value and smaller capitalization stocks. Over the trailing six months the Russell Midcap® Value Index was down 18.11% while the Russell Midcap® Growth Index declined just 1.8%. Smaller stocks also suffered bigger declines in the period as the Russell 2000® Index was down 15.5% while large caps as measured by the Russell 1000® Index were down just 3.6%. There were significant differences in sector returns in the period. Defensive sectors including Healthcare (+2.4%) and Consumer Staples (-3.7%) led among mid cap value stocks while Technology also held up relatively well falling only 6.8%. Cyclical sectors of the market suffered significant declines as Energy, Consumer Discretionary and Financial stocks declined between 25%-35% over the trailing six months. Real Estate Investment Trusts (REITs) which are typically more defensive due to their dividends also struggled in period.
Performance
The Harbor Mid Cap Value Fund returned -27.16% (Retirement Class), -27.24% (Institutional Class), -27.28% (Administrative Class) and -27.37% (Investor Class) compared to -18.11% for the Russell Midcap® Value Index for the six-month period ending April 30, 2020. The trailing six months proved to be a very difficult period for our deep value approach, particularly in the selloff over the first three months of 2020 as value stocks and smaller stocks were punished in the market decline. Cyclical sectors of the market, where we have found attractive investment opportunities, suffered more severe declines than more defensive and growth-oriented sectors during the market turmoil. While the Fund’s overweight to Consumer Discretionary and Financial stocks had a negative impact on results, this was offset by our underweight to Energy stocks which were down 35% and to Real Estate which also posted significant declines.
Stock selection detracted across several sectors and industries particularly in the Industrial, Financial and Real Estate sectors. Within Industrials, the Fund’s airline and aerospace and defense holdings struggled while among Financials exposure to regional banks, life and health insurers and mortgage REITs all contributed to the underperformance. Poor individual stock selection and an overweight to Hotel & Resort REITs had the most significant impact in the Real Estate sector. One of the few bright spots in the period was the Fund’s underweight to
18

Harbor Mid Cap Value Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2020
	Unannualized	1 Year	Annualized
	6 Months		5 Years	10 Years
Harbor Mid Cap Value Fund
Retirement Class[1]	-27.16%	-27.79%	-2.81%	5.93%
Institutional Class	-27.24	-27.86	-2.87	5.90
Administrative Class	-27.28	-28.03	-3.11	5.64
Investor Class	-27.37	-28.13	-3.23	5.51
Comparative Index
Russell Midcap® Value	-18.11%	-16.74%	1.99%	8.09%
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratios were 0.78% (Net) and 0.81% (Gross) (Retirement Class); 0.86% (Net) and 0.89% (Gross) (Institutional Class); 1.11% (Net) and 1.14% (Gross) (Administrative Class); and 1.23% (Net) and 1.26% (Gross) (Investor Class).  The net expense ratios reflect a contractual management fee waiver effective through 02/28/2021. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
Energy stocks. While the Fund’s exposure to refiners detracted in the Energy sector, this was more than offset by the underweight to oil and gas exploration and production and oil and gas equipment and services stocks, which suffered significant declines as oil prices were hit by both demand and supply shocks in the period.
Top individual contributors included long term holding Kroger in the Consumer Staples sector, Healthcare holdings Davita and Alexion Pharmaceuticals, Atlas Air Worldwide and Cummins Inc. in the Industrials sector, Consumer Discretionary holdings Big Lots and Best Buy, Diodes in the Technology sector and underweights to Real Estate stocks Welltower Inc. and Ventas.
The most significant detractors were concentrated in the Industrial and Financial sectors. Among Financials, mortgage REITs Invesco Mortgage Capital, PennyMac Mortgage Investment Trust and MFA Financial were down over 70%. Other Financials that struggled included regional banks Citizens Financial and CIT Group and credit card company Discover Financial. Within Industrials, the Fund’s airline holdings including United Airlines and JetBlue Airways declined as air travel was effectively halted. Aerospace and defense companies Spirit Aerosystems and Textron also struggled in the period. Other detractors included retailer Kohl’s Corp, Real Estate holdings Service Properties Trust and Xenia Hotels & Resorts in addition to the Fund’s underweight to Newmont Goldcorp which was up 50% in the period.
Outlook & Strategy
Sector positioning is a residual of our bottom-up stock selection process subject to minimum and maximum exposures to sectors and industries. The Fund’s most significant sector exposures on an absolute basis were to the Financial, Industrial and Consumer Discretionary sectors. Relative to the value benchmark, the Fund is overweight the Consumer Discretionary and Financial sectors while underweight Communication Services, Utilities and Real Estate. Among industries, the Fund is overweight construction machinery & heavy trucks, technology hardware, oil & gas refining and diversified chemicals while underweight multi-utilities, residential REITs and electric utilities.
Value stocks entered 2020 as inexpensive relative to growth stocks as they had been in the last 50 years with the exception of the Technology Bubble of the late 1990s. The arrival of COVID-19 widened the spread even further. The Fund’s portfolio continues to trade at a significant discount to the value benchmark on multiple measures. The Fund’s portfolio is trading at just 9.7x trailing earnings compared to 17.4x for the value benchmark, 1.1x book value compared to 1.6x for the benchmark and 5.5x cash flow compared to 9.3x for the Russell Midcap® Value Index.
Both in normal market periods and during large stock market downturns, we have followed our disciplined, diversified, value-oriented approach that patiently takes advantage of investors’ tendency to overreact to information about the prospects of each company’s long-term earnings and cash flows.  While recent results for the Fund have been weak, we have weathered previous tough periods such as the Technology Bubble and the Global Financial Crisis.  It has been our experience that difficult periods for value stocks have historically presented investors with attractive buying opportunities and, in our view, this episode seems to be providing such opportunities.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of LSV Asset Management as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
19

Harbor Mid Cap Value Fund
Portfolio of Investments—April 30, 2020 (Unaudited)

Sector Allocation (% of investments)
Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—100.4%
Shares		Value
AEROSPACE & DEFENSE—1.3%
9,300	Huntington Ingalls Industries Inc.	$ 1,780
114,800	Textron Inc.	3,026
		4,806
AIR FREIGHT & LOGISTICS—0.6%
74,217	Atlas Air Worldwide Holdings Inc.*	2,438
AIRLINES—1.8%
49,700	Alaska Air Group Inc.	1,616
68,500	American Airlines Group Inc.	823
224,500	JetBlue Airways Corp.*	2,187
77,900	United Airlines Holdings Inc.*	2,304
		6,930
AUTO COMPONENTS—1.8%
118,200	American Axle & Manufacturing Holdings Inc.*	510
58,900	BorgWarner Inc.	1,683
6,600	Cooper-Standard Holdings Inc.*	85
196,900	Goodyear Tire & Rubber Co.	1,412
31,300	Lear Corp.	3,056
		6,746
AUTOMOBILES—0.5%
81,800	Harley-Davidson Inc.	1,786
1,300	Thor Industries Inc.*	86
		1,872
BANKS—6.0%
68,600	CIT Group Inc.	1,302
231,000	Citizens Financial Group Inc.	5,172
269,300	Fifth Third Bancorp	5,033
169,600	KeyCorp	1,976
437,800	Regions Financial Corp.	4,707
147,400	Zions Bancorporation	4,659
		22,849
BEVERAGES—1.2%
110,500	Molson Coors Brewing Co.	4,532
BIOTECHNOLOGY—1.3%
45,350	Alexion Pharmaceuticals Inc.*	4,874
COMMON STOCKS—Continued
Shares		Value
BUILDING PRODUCTS—0.7%
61,200	Owens Corning	$ 2,654
CAPITAL MARKETS—2.7%
51,600	Ameriprise Financial Inc.	5,931
120,600	Ares Capital Corp.	1,549
45,400	Lazard Ltd. (Bermuda)	1,248
329,374	Prospect Capital Corp.	1,429
		10,157
CHEMICALS—4.5%
69,000	Cabot Corp.	2,338
44,000	Celanese Corp.	3,655
112,122	Chemours Co.	1,315
79,800	Eastman Chemical Co.	4,829
198,400	Huntsman Corp.	3,335
70,400	Trinseo SA (Luxembourg)	1,440
		16,912
COMMERCIAL SERVICES & SUPPLIES—0.3%
304,900	Pitney Bowes Inc.	1,076
CONSUMER FINANCE—1.8%
136,700	Ally Financial Inc.	2,241
62,400	Discover Financial Services	2,681
225,200	Navient Corp.	1,716
		6,638
CONTAINERS & PACKAGING—2.2%
61,100	Greif Inc.*	2,071
201,000	O-I Glass Inc.*	1,656
55,200	Silgan Holdings Inc.	1,904
83,600	WestRock Co.	2,691
		8,322
DIVERSIFIED FINANCIAL SERVICES—1.2%
79,987	Banco Latinoamericano de Comercio Exterior SA (Panama)	913
81,000	Voya Financial Inc.	3,659
		4,572
ELECTRIC UTILITIES—4.1%
65,200	Edison International	3,828

20

Harbor Mid Cap Value Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
ELECTRIC UTILITIES—Continued
114,900	FirstEnergy Corp.	$ 4,742
277,800	PPL Corp.	7,061
		15,631
ELECTRICAL EQUIPMENT—0.6%
30,700	Regal Beloit Corp.	2,180
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.3%
48,100	Avnet Inc.	1,444
79,185	Methode Electronics Inc.	2,377
13,988	SYNNEX Corp.	1,225
161,700	TTM Technologies Inc.*	1,874
105,000	Vishay Intertechnology Inc.	1,742
		8,662
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—9.5%
213,903	Brandywine Realty Trust	2,387
205,100	Brixmor Property Group Inc.	2,348
464,916	Franklin Street Properties Corp.	2,529
57,200	Gaming and Leisure Properties Inc.	1,615
188,700	Hersha Hospitality Trust	987
141,900	Host Hotels & Resorts Inc.	1,747
96,600	Industrial Logistics Properties Trust	1,806
71,600	Iron Mountain Inc.*	1,731
87,600	Lexington Realty Trust	916
52,750	Office Properties Income Trust	1,445
97,200	Omega Healthcare Investors Inc.	2,833
166,038	Outfront Media Inc.	2,605
151,800	Piedmont Office Realty Trust Inc.	2,634
30,543	Retail Value Inc.	442
151,900	RLJ Lodging Trust	1,411
138,200	Sabra Health Care REIT Inc.	1,772
124,400	Service Properties Trust	862
216,500	SITE Centers Corp.	1,312
187,000	Summit Hotel Properties Inc.	1,133
412,800	VEREIT Inc.	2,262
134,500	Xenia Hotels & Resorts Inc.	1,305
		36,082
FOOD & STAPLES RETAILING—2.1%
51,800	Ingles Markets Inc.	2,115
183,700	Kroger Co.	5,807
		7,922
FOOD PRODUCTS—3.1%
39,000	Ingredion Inc.	3,167
37,700	JM Smucker Co.	4,332
68,100	Tyson Foods Inc.	4,235
		11,734
GAS UTILITIES—1.4%
130,000	National Fuel Gas Co.	5,330
HEALTH CARE PROVIDERS & SERVICES—5.9%
69,200	Cardinal Health Inc.	3,424
65,900	DaVita Inc.*	5,207
31,000	HCA Healthcare Inc.	3,406
8,400	Laboratory Corp. of America Holdings*	1,382
35,743	McKesson Corp.	5,049
37,500	Universal Health Services Inc.	3,963
		22,431
COMMON STOCKS—Continued
Shares		Value
HOTELS, RESTAURANTS & LEISURE—0.7%
76,100	Brinker International Inc.	$ 1,771
30,500	Wyndham Destinations Inc.	780
		2,551
HOUSEHOLD DURABLES—3.2%
101,478	Ethan Allen Interiors Inc.	1,148
37,400	Meritage Homes Corp.*	1,966
100,600	PulteGroup Inc.	2,844
84,000	Toll Brothers Inc.	2,018
38,300	Whirlpool Corp.	4,279
		12,255
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—1.8%
355,464	Vistra Energy Corp.	6,946
INSURANCE—6.8%
48,900	Allstate Corp.	4,974
27,500	American Financial Group Inc.	1,822
62,600	Assured Guaranty Ltd.	1,861
97,100	Hartford Financial Services Group Inc.	3,689
147,700	Lincoln National Corp.	5,239
129,100	Old Republic International Corp.	2,059
58,400	Principal Financial Group Inc.	2,126
75,200	Universal Insurance Holdings Inc.	1,371
139,000	Unum Group	2,425
		25,566
INTERNET & DIRECT MARKETING RETAIL—0.5%
51,000	eBay Inc.*	2,031
IT SERVICES—1.3%
98,200	DXC Technology Co.	1,780
164,100	Western Union Co.	3,130
		4,910
LEISURE PRODUCTS—0.5%
40,300	Brunswick Corp.	1,923
MACHINERY—6.3%
42,500	AGCO Corp.	2,246
100,600	Allison Transmission Holdings Inc.	3,656
33,200	Cummins Inc.	5,428
135,300	Meritor Inc.*	2,773
43,100	Oshkosh Corp.	2,910
20,600	Snap-on Inc.	2,684
55,500	Timken Co.	2,086
241,200	Wabash National Corp.	1,978
		23,761
MEDIA—1.3%
82,500	AMC Networks Inc.*	1,968
144,100	TEGNA Inc.	1,545
87,672	ViacomCBS Inc.*	1,513
		5,026
METALS & MINING—1.2%
50,200	Reliance Steel & Aluminum Co.	4,497
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITs)—0.9%
166,600	Annaly Capital Management Inc.	1,041
171,000	Invesco Mortgage Capital Inc.	520

21

Harbor Mid Cap Value Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITs)—Continued
298,300	MFA Financial Inc.	$ 522
140,800	PennyMac Mortgage Investment Trust	1,464
		3,547
MULTILINE RETAIL—1.1%
76,600	Big Lots Inc.	1,796
76,300	Kohl's Corp.	1,408
150,600	Macy's Inc.	883
		4,087
MULTI-UTILITIES—1.4%
93,150	MDU Resources Group Inc.*	2,092
62,100	Public Service Enterprise Group Inc.	3,149
		5,241
OIL, GAS & CONSUMABLE FUELS—3.0%
142,300	Devon Energy Corp.	1,774
120,100	HollyFrontier Corp.	3,968
61,900	Marathon Petroleum Corp.	1,986
58,700	Valero Energy Corp.	3,719
		11,447
PAPER & FOREST PRODUCTS—0.5%
86,900	Domtar Corp.	2,030
PHARMACEUTICALS—2.5%
101,500	Corcept Therapeutics Inc.*	1,285
49,900	Jazz Pharmaceuticals plc (Ireland)*	5,501
110,150	Lannett Co. Inc.*	1,051
93,493	Mylan NV (Netherlands)*	1,568
		9,405
PROFESSIONAL SERVICES—0.8%
43,100	ManpowerGroup Inc.	3,200
REAL ESTATE INVESTMENT TRUSTS (REITs)—0.4%
139,000	Paramount Group Inc.*	1,341
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.9%
15,600	Cirrus Logic Inc.*	1,179
46,500	Diodes Inc.*	2,367
		3,546
COMMON STOCKS—Continued
Shares		Value
SPECIALTY RETAIL—3.9%
92,800	Bed Bath & Beyond Inc.	$ 574
44,300	Best Buy Co. Inc.	3,399
73,700	Dick's Sporting Goods Inc.	2,166
81,800	Foot Locker Inc.	2,097
166,100	Gap Inc.	1,349
30,700	Group 1 Automotive Inc.	1,737
677,800	Office Depot Inc.	1,505
52,000	Penske Automotive Group Inc.	1,871
		14,698
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—2.8%
242,314	HP Inc.	3,758
103,900	Seagate Technology plc (Ireland)	5,190
93,900	Xerox Holdings Corp.	1,718
		10,666
TEXTILES, APPAREL & LUXURY GOODS—0.3%
60,900	Capri Holdings Ltd. (Virgin Islands)*	929
THRIFTS & MORTGAGE FINANCE—0.9%
169,600	MGIC Investment Corp.	1,240
136,700	Radian Group Inc.	2,048
		3,288
TRADING COMPANIES & DISTRIBUTORS—0.5%
65,642	Triton International Ltd. (Bermuda)	2,034
TOTAL COMMON STOCKS
(Cost $522,723)		380,275
TOTAL INVESTMENTS—100.4%
(Cost $522,723)		380,275
CASH AND OTHER ASSETS, LESS LIABILITIES—(0.4)%		(1,387)
TOTAL NET ASSETS—100.0%		$378,888

FAIR VALUE MEASUREMENTS
All investments at April 30, 2020 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a rollforward of the Fund’s Level 3 investments during the period ended April 30, 2020.
Valuation Description	Beginning Balance as of 11/01/2019 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Transfers Into Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2020 (000s)	Unrealized Gain/(Loss) as of 04/30/2020 (000s)
Common Stocks
Chemicals	$4	$—	$(9)	$—	$5	$—	$—	$—	$—	$—
22

Harbor Mid Cap Value Fund
Portfolio of Investments—Continued

*	Non-income producing security
The accompanying notes are an integral part of the Financial Statements.
23

Harbor Small Cap Growth Fund
Manager’s Commentary (Unaudited)

Subadviser
Westfield Capital Management Company, L.P.
One Financial Center
23rd Floor
Boston, MA 02111
Portfolio Managers
William A. Muggia
Lead Portfolio Manager
Since 2000
Richard D. Lee, CFA
Since 2018
Ethan J. Meyers, CFA
Since 2000
John M. Montgomery
Since 2011
Westfield has subadvised the Fund since 2000.
Investment Objective
The Fund seeks long-term growth of capital.
William A. Muggia

Richard D. Lee, CFA

Ethan J. Meyers, CFA

John M. Montgomery

Management’s Discussion of
Fund Performance
Market Review
The year began with stocks making new all-time highs, driven by an economy operating at full employment, absent inflationary pressures, an accommodative U.S. Federal Reserve, and waning concerns over trade negotiations. However, markets turned sharply lower in February when it became apparent that COVID-19 had arrived in the U.S. and containment was no longer possible. The rise of the virus impaired the economic backdrop for global growth and precipitated the sharpest and fastest decline ever for the economy and the stock market. Deleveraging and forced liquidations of stocks and bonds resulted in extreme volatility as investors sought the safety of cash above all else. Oil demand dried up, credit spreads showed signs of stress, and massive stimulus measures were implemented across the world. The speed of the sell-off and ensuing liquidity crunch resulted in stock correlations spiking towards 1, providing little differentiation between businesses. Though any significant market drawdown is painful, they also provide opportunities to take advantage of price dislocations. Towards the end of March, variations in price action suggested that price discovery was once again taking place after a period where forced liquidations drove much of the market.
Performance
Harbor Small Cap Growth Fund returned -2.63% (Retirement Class), -2.64% (Institutional Class), -2.82% (Administrative Class) and -2.90% (Investor Class) for the six-months ending April 30, 2020, outperforming the Russell 2000® Growth Index, which returned -7.62%. The outperformance was broad based with eight sectors adding double digits to relative returns. Notable strength in Health Care and Industrials offset relative weakness in Energy.
Health Care was the top source of relative and absolute strength, adding 365 basis points (bps) to relative returns, with performance driven by strong stock selection. We believe Health Care is one of the best growth areas of the market and continue to find opportunities within the sector that offer exciting, innovation-driven growth. We remain constructive on the sector broadly as the sector has been largely insulated from the global macroeconomic and employment disruptions caused by COVID-19 and conversely is a beneficiary of some of the impacts from the pandemic. Furthermore, in this environment, we believe that high quality businesses supported by strong cash flows and healthy revenue streams should be better able to weather the storm. In particular, we are finding attractive opportunities across a variety of sub-sectors including health care tools and equipment, medical technology, and therapeutics. Medicines Company, a late-stage drug developer focused on cholesterol management therapies for cardiovascular disease and long-term high conviction holding for the portfolio, was the key driver for both the sector and the portfolio during the period. The stock was up meaningfully after the late November announcement that Novartis was acquiring the company at a premium.
Industrials was another strong contributor, adding 122 bps to relative results. This sector has been particularly impacted by slowing business activity and recession fears brought about by trade worries, slowing global growth and more recently COVID-19. Despite macroeconomic concerns, we believe exciting growth opportunities remain in the group, especially within certain segments, such as building products and domestic manufacturing. One notable investment within the sector is Trex Company, Inc, a manufacturer of non-wood decking alternatives, which held up better than sector peers during the period. Trex has a strong balance sheet
24

Harbor Small Cap Growth Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2020
	Unannualized	1 Year	Annualized
	6 Months		5 Years	10 Years
Harbor Small Cap Growth Fund
Retirement Class[1]	-2.63%	-0.21%	6.95%	10.80%
Institutional Class	-2.64	-0.29	6.88	10.77
Administrative Class	-2.82	-0.58	6.54	10.48
Investor Class	-2.90	-0.70	6.49	10.36
Comparative Index
Russell 2000® Growth	-7.62%	-9.22%	5.19%	9.96%
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratios were 0.80% (Retirement Class); 0.88% (Institutional Class); 1.13% (Administrative Class); and 1.25% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
and has benefitted from the stay-at-home theme as consumers are shifting their expenses from experiences to home improvement. We continue to like the long-term trajectory for Trex given the quality balance sheet and strong organic growth.
Energy was the largest source of relative weakness, costing 158 bps of relative returns. An unprecedented combination of supply and demand issues led to a dramatic decline in Energy commodities and stocks within the Energy sector. The effects of COVID-19 are proving to be the most disruptive event ever for Energy companies, with the potential for global demand to be down nearly 25% in the second quarter. Contributing to the negative results in the Energy sector is the ongoing conflict between Russia and Saudi Arabia, introducing additional long-term concerns to industry supply discipline. Given the macro uncertainty facing the sector, we decided to exit our investments in the group during the quarter. We will continue to monitor the space and look to opportunistically reinvest in idiosyncratic growth stories that can benefit from future changes in supply or demand.
Outlook & Strategy
While headlines continue to show spikes in reported infections, and another move lower is certainly possible, we do believe that the brunt of the risk repricing has already occurred. We could also point to signs that are typically evident during a “bottoming” process like panic selling, forced liquidations, and deleveraging by quantitative strategies but acknowledge we are in uncharted territory. Our view, and hope, is that the policies enacted in the U.S. will help the economy bridge the gap from now until workers can safely return to their jobs. When that happens, our expectation remains for recovery in economic activity, albeit at a measured pace until a viable therapeutic agent and, ultimately, a vaccine is mass produced. We remain committed to a balanced approach within the portfolio and have exposure to both defensive stocks which we believe provides a ballast during turbulent times, as well as those more economically sensitive names that, in our view, will benefit most when activity resumes to pre-crisis levels. We have been encouraged by how our portfolio has acted during this environment and we remain committed to the pursuit of refining portfolio positioning as the path forward regarding the crisis comes into view.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Westfield Capital Management Company, L.P. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
25

Harbor Small Cap Growth Fund
Portfolio of Investments—April 30, 2020 (Unaudited)

Sector Allocation (% of investments)
Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—95.6%
Shares		Value
AEROSPACE & DEFENSE—1.6%
33,309	Teledyne Technologies Inc.*	$ 10,848
BANKS—0.9%
61,090	Signature Bank*	6,548
BIOTECHNOLOGY—12.6%
229,100	ACADIA Pharmaceuticals Inc.*	11,068
121,213	Acceleron Pharma Inc.*	10,973
127,710	Ascendis Pharma AS ADR (Denmark)*,1	17,334
220,656	Blueprint Medicines Corp.*	12,981
175,160	Fate Therapeutics Inc.*	4,796
69,870	Global Blood Therapeutics Inc.*	5,347
1,308,979	Ironwood Pharmaceuticals Inc.*	13,090
166,380	Momenta Pharmaceuticals Inc.*	5,274
308,400	Orchard Therapeutics plc ADR (United Kingdom)*,1	3,473
76,690	Turning Point Therapeutics Inc.*	3,950
		88,286
BUILDING PRODUCTS—4.1%
257,700	Advanced Drainage Systems Inc.*	10,447
190,430	Trex Co. Inc.*	18,133
		28,580
CAPITAL MARKETS—2.7%
123,484	Hamilton Lane Inc.	8,008
175,162	LPL Financial Holdings Inc.	10,548
		18,556
COMMERCIAL SERVICES & SUPPLIES—2.7%
80,590	MSA Safety Inc.	9,069
60,440	Unifirst Corp.*	10,163
		19,232
COMMUNICATIONS EQUIPMENT—2.2%
80,591	Lumentum Holdings Inc.*	6,521
737,035	Viavi Solutions Inc.*	8,903
		15,424
CONSUMER FINANCE—1.3%
125,440	FirstCash Inc.	9,012
CONTAINERS & PACKAGING—1.8%
317,500	Berry Global Group Inc.*	12,633
COMMON STOCKS—Continued
Shares		Value
ENTERTAINMENT—3.5%
41,528	Madison Square Garden Entertainment Corp.*	$ 3,434
41,528	Madison Square Garden Sports Corp.*	7,115
1,857,850	Zynga Inc.*	14,008
		24,557
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—2.0%
97,486	CyrusOne Inc.	6,839
249,900	National Storage Affiliates Trust*	7,117
		13,956
FOOD & STAPLES RETAILING—1.2%
262,898	Grocery Outlet Holding Corp.*	8,747
HEALTH CARE EQUIPMENT & SUPPLIES—4.9%
107,400	Haemonetics Corp.*	12,220
63,371	Masimo Corp.*	13,556
103,340	Tandem Diabetes Care Inc.*	8,244
		34,020
HEALTH CARE PROVIDERS & SERVICES—4.5%
69,870	Amedisys Inc.*	12,868
167,680	Quest Diagnostics Inc.*	18,463
		31,331
HEALTH CARE TECHNOLOGY—0.8%
34,450	Teladoc Health Inc.*	5,670
HOUSEHOLD DURABLES—4.6%
378,260	KB Home*	9,926
288,901	Skyline Champion Corp.*	5,694
180,030	Topbuild Corp.*	16,777
		32,397
INSURANCE—4.6%
158,911	First American Financial Corp.*	7,329
237,225	Palomar Holdings Inc.*	13,878
102,411	Primerica Inc.*	10,641
		31,848
IT SERVICES—3.9%
288,245	Repay Holdings Corp.*	5,151
113,740	Science Applications International Corp.*	9,288

26

Harbor Small Cap Growth Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
IT SERVICES—Continued
85,632	WEX Inc.*	$ 11,331
35,693	WNS Holdings Ltd. ADR (India)*,1	1,743
		27,513
LIFE SCIENCES TOOLS & SERVICES—6.5%
39,810	Bio-Rad Laboratories Inc.*	17,521
127,874	ICON plc (Ireland)*	20,520
62,973	Repligen Corp.*	7,314
		45,355
MACHINERY—3.8%
150,140	Lincoln Electric Holdings Inc.	12,088
380,541	Timken Co.	14,300
		26,388
MARINE—0.3%
62,285	Matson Inc.	1,883
PHARMACEUTICALS—6.0%
205,501	Catalent Inc.*	14,210
413,040	Pacira BioSciences Inc.*	17,054
39,970	Reata Pharmaceuticals Inc.*	6,322
290,200	Rocket Pharmaceuticals Inc.*	4,295
		41,881
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.4%
183,937	Advanced Energy Industries Inc.*	10,227
294,420	SiTime Corp.*	6,377
		16,604
COMMON STOCKS—Continued
Shares		Value
SOFTWARE—13.5%
353,083	8x8 Inc.*	$ 5,988
254,124	ACI Worldwide Inc.*	6,963
189,780	Bottomline Technologies de Inc.*	7,901
175,480	Cerence Inc.*	3,713
77,670	Envestnet Inc.*	4,856
25,278	Fair Isaac Corp.*	8,922
365,914	Mimecast Ltd. (Jersey)*	14,966
84,005	NICE Ltd. ADR (Israel)*,1	13,802
593,390	Nuance Communications Inc.*	11,986
44,569	Paylocity Holding Corp.*	5,105
84,650	Proofpoint Inc.*	10,304
		94,506
SPECIALTY RETAIL—1.5%
113,410	Five Below Inc.*	10,225
TRADING COMPANIES & DISTRIBUTORS—1.7%
315,546	Rush Enterprises Inc.	11,833
TOTAL COMMON STOCKS
(Cost $583,924)		667,833
TOTAL INVESTMENTS—95.6%
(Cost $583,924)		667,833
CASH AND OTHER ASSETS, LESS LIABILITIES—4.4%		30,848
TOTAL NET ASSETS—100.0%		$698,681

FAIR VALUE MEASUREMENTS
All investments at April 30, 2020 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at April 30, 2020 or October 31, 2019.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	Depository receipts such as American Depostiory Receipts (ADRs), Global Depository Receipts (GDRs) and other country specific depository receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere.
The accompanying notes are an integral part of the Financial Statements.
27

Harbor Small Cap Growth Opportunities Fund
Manager’s Commentary (Unaudited)

Subadviser
Elk Creek Partners, LLC
44 Cook Street
Suite 705
Denver, CO 80206
Portfolio Managers
Cam Philpott, CFA
Since 2014
David Hand, CFA
Since 2014
Hiren Patel, Ph.D.
Since 2014
Sean McGinnis, CFA
Since 2014
Elk Creek has subadvised the Fund since 2014.*
Investment Objective
The Fund seeks long-term growth of capital.
Cam Philpott, CFA

David Hand, CFA

Hiren Patel, Ph.D.

Sean McGinnis, CFA

Management’s Discussion of
Fund Performance
Market REVIEW
Equities performed quite well in the final months of 2019, posting strong gains. Positive equity performance was broad as stocks across market capitalizations and sectors advanced significantly. The sector rotation that noticeably began in September 2019 continued through the end of the year, though it was more muted than during those several weeks following Labor Day.
Optimism over an agreement on a Chinese trade deal increased throughout November and December, and by the end of the year, the President was tweeting about a deal that he would sign in Beijing in mid-January. The status of a trade deal between the U.S. and China had been the market’s central concern for almost two years, so the possibility of an actual deal was received favorably by most market participants.
As one might expect given the returns generated in November and December, investor sentiment improved broadly, across many fronts. Domestic economic data and corporate earnings were generally viewed positively in the last months of the year. Optimism increased regarding global economic prospects, and the U.K. elections in December eased concerns regarding a hard Brexit that could possibly dampen European economies. Many investors viewed the U.S. Federal Reserve’s policies as an accommodative factor rather than an impediment to growth. Even at the sector level, healthcare investors became more confident that Medicare for All proposals from some Democratic Presidential candidates were less likely to happen, and the resulting change in sentiment contributed to positive performance for those stocks.
Then everything changed in the first four months of 2020. Equity markets across the globe sold off sharply during the first quarter of 2020. Though domestic markets were actually positive for the year until mid-February, the enormity of the coronavirus pandemic ultimately overwhelmed investors’ sentiment by the end of March.
Once-important fundamental factors like the initial trade agreement with China and corporate earnings were discarded as no longer relevant when the virus went global. New cases became one of the only relevant metrics for investors. As the virus spread, market participants were faced with conditions that had not previously been contemplated. How long would bars and restaurants be closed, and how would the resulting loss of hospitality employment impact the global economy?
As the spread of the virus accelerated, investors shifted their concerns to the rise in COVID-19 cases in this country. When it became apparent in March that the United States would also experience hospitality disruptions and shelter-in-place orders to combat the disease, investors sold dramatically. The domestic markets were temporarily halted because of limit-down conditions four times in eight trading days during March. As a comparison, the markets were halted once during the 2008 crisis. The large number of limit-down halts is indicative of the high level of fear that was apparent in the domestic equity markets.
Policy makers have responded to growing economic fears, and fiscal stimulus packages have been passed in both Federal and State jurisdictions. The Federal Reserve has also provided monetary stimulus, though many pundits believe that fiscal measures will be more crucial. With many states closing venues and businesses, policy makers are attempting to provide a financial bridge for individuals and businesses to get to a time when conditions return to a

*	The Board of Trustees approved the reorganization of the Harbor Small Cap Growth Opportunities Fund into the Harbor Small Cap Growth Fund. The reorganization occurred on the close of business on May 15, 2020. Additional information related to the reorganization can be found in the supplement to the Fund’s prospectus as filed with the Securities and Exchange Commission on March 30, 2020.
28

Harbor Small Cap Growth Opportunities Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2020
	Unannualized	1 Year	Annualized
	6 Months		5 Years	Life of Fund
Harbor Small Cap Growth Opportunities Fund
Retirement Class[1,2]	-8.10%	-15.91%	3.00%	3.98%
Institutional Class[1]	-8.13	-15.95	2.94	3.93
Administrative Class[1]	-8.12	-16.02	2.82	3.79
Investor Class[1]	-8.37	-16.29	2.57	3.54
Comparative Index
Russell 2000® Growth[1]	-7.62%	-9.22%	5.19%	5.92%
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratios were 0.83% (Retirement Class); 0.91% (Institutional Class); 1.16% (Administrative Class); and 1.28% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
more normal state. A key element of investors’ angst is that nobody can say when a more normal state will occur. No policy makers or pundits have the answer for how long these restrictions will be in place to combat the spread of COVID-19.
Performance
For the six months ended April 30, 2020, Harbor Small Cap Growth Opportunities Fund returned -8.10% (Retirement Class), -8.13% (Institutional Class), -8.12% (Administrative Class), and -8.37% (Investor Class) underperforming its benchmark, the Russell 2000® Growth Index which was down 7.62% for the same period.
In April, the market rebounded as investors paused their indiscriminate selling and started trying to differentiate between the outlooks of each company in a post COVID-19 world. In March, we saw stocks of companies that treat cancer patients decline similarly to consumer-driven businesses that are directly impacted by the shelter-in-place orders and even had to temporarily cease operations. Our expectation is that almost every business is affected by the virus, yet we believe that some businesses will have more predictable and sustainable demand during these times of uncertainty than others. We would highlight Health Care as a segment with many companies providing essential products and services regardless of the economy. Unfortunately, patients get cancer and will need to be treated. Patients undergoing surgical procedures will need some form of pain therapy. Health Care service companies provide a multitude of essential services for the chronic and acute care of patients. The market rebound in April would indicate that other participants were also beginning to evaluate opportunities based on the outlook for demand in a post COVID-19 environment.

1	The “Life of Fund” return as shown reflects the period 02/01/2014 through 04/30/2020.
2	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Elk Creek Partners, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
29

Harbor Small Cap Growth Opportunities Fund
Portfolio of Investments—April 30, 2020 (Unaudited)

Sector Allocation (% of investments)
Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—84.1%
Shares		Value
AEROSPACE & DEFENSE—1.4%
178,341	Maxar Technologies Inc.	$ 2,249
AIR FREIGHT & LOGISTICS—1.3%
31,486	Atlas Air Worldwide Holdings Inc.*	1,034
60,589	Echo Global Logistics Inc.*	1,062
		2,096
BANKS—1.7%
37,100	FB Financial Corp.	829
39,651	TCF Financial Corp.	1,177
51,185	TriState Capital Holdings Inc.*	728
		2,734
BEVERAGES—0.6%
91,373	Primo Water Corp. (Canada)*	938
BIOTECHNOLOGY—14.2%
35,258	Agios Pharmaceuticals Inc.*	1,450
197,537	Amicus Therapeutics Inc.*	2,333
155,347	Clovis Oncology Inc.*	1,182
18,172	Global Blood Therapeutics Inc.*	1,391
129,670	Halozyme Therapeutics Inc.*	2,938
107,267	Heron Therapeutics Inc.*	1,530
22,012	Intercept Pharmaceuticals Inc.*	1,803
48,789	Intra-Cellular Therapies Inc.*	862
115,868	Karyopharm Therapeutics Inc.*	2,555
46,659	Ligand Pharmaceuticals Inc.*	4,599
140,425	Portola Pharmaceuticals Inc.*	994
22,842	PTC Therapeutics Inc.*	1,163
		22,800
COMMERCIAL SERVICES & SUPPLIES—1.5%
95,757	Healthcare Services Group Inc.	2,441
COMMUNICATIONS EQUIPMENT—3.4%
220,206	Casa Systems Inc.*	1,130
573,979	Infinera Corp.*	3,539
9,261	Lumentum Holdings Inc.*	749
		5,418
CONSTRUCTION & ENGINEERING—0.5%
24,469	MasTec Inc.*	878
COMMON STOCKS—Continued
Shares		Value
CONSUMER FINANCE—0.6%
33,995	Green Dot Corp.*	$ 1,037
DIVERSIFIED CONSUMER SERVICES—2.3%
70,573	Adtalem Global Education Inc.*	2,242
43,537	ServiceMaster Global Holdings Inc.*	1,483
		3,725
DIVERSIFIED TELECOMMUNICATION SERVICES—1.6%
114,877	Iridium Communications Inc.*	2,585
ELECTRICAL EQUIPMENT—1.5%
25,480	EnerSys	1,488
86,914	Power Solutions International Inc.*	334
34,800	TPI Composites Inc.*	610
		2,432
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.1%
41,093	Methode Electronics Inc.	1,234
26,842	MTS Systems Corp.	571
		1,805
FOOD & STAPLES RETAILING—1.0%
49,263	Grocery Outlet Holding Corp.*	1,639
FOOD PRODUCTS—1.0%
21,575	Freshpet Inc.*	1,627
HEALTH CARE EQUIPMENT & SUPPLIES—10.7%
1,305,121	Cerus Corp.*	8,026
85,429	CryoLife Inc.*	1,908
59,690	Cutera Inc.*	803
7,233	ICU Medical Inc.*	1,586
394,273	Invacare Corp.	2,965
111,177	SmileDirectClub Inc.*	858
528,693	ViewRay Inc.*	1,100
		17,246
HEALTH CARE PROVIDERS & SERVICES—4.3%
56,411	Acadia Healthcare Co. Inc.*	1,354
57,528	PetIQ Inc.*	1,645
142,364	Surgery Partners Inc.*	1,680
239,893	Tivity Health Inc.*	2,152
		6,831

30

Harbor Small Cap Growth Opportunities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
HEALTH CARE TECHNOLOGY—4.0%
128,961	Allscripts Healthcare Solutions Inc.*	$ 838
405,365	Evolent Health Inc.*	2,923
109,951	NextGen Healthcare Inc.*	1,160
75,707	Vocera Communications Inc.*	1,435
		6,356
HOTELS, RESTAURANTS & LEISURE—4.1%
79,585	Accel Entertainment Inc.*	774
17,626	Churchill Downs Inc.	1,767
28,880	Eldorado Resorts Inc.*	619
100,222	Everi Holdings Inc.*	496
311,970	Noodles & Co.*	1,950
373,207	Playa Hotels & Resorts NV (Netherlands)*	922
		6,528
INSURANCE—1.9%
10,264	Kinsale Capital Group Inc.	1,115
100,440	National General Holdings Corp.	1,911
		3,026
INTERNET & DIRECT MARKETING RETAIL—4.1%
686,892	Quotient Technology Inc.*	4,932
9,901	Stamps.com Inc.*	1,567
		6,499
IT SERVICES—2.3%
36,089	Cardtronics plc (United Kingdom)*	826
46,984	EVO Payments Inc.*	935
94,847	Verra Mobility Corp.*	850
21,571	WNS Holdings Ltd. ADR (India)*,1	1,054
		3,665
LEISURE PRODUCTS—1.0%
59,737	Yeti Holdings Inc.*	1,649
LIFE SCIENCES TOOLS & SERVICES—0.8%
34,619	Luminex Corp.	1,248
MACHINERY—4.6%
23,768	CIRCOR International Inc.*	355
65,699	Enerpac Tool Group Corp.*	1,121
64,659	Harsco Corp.*	645
88,758	Meritor Inc.*	1,820
274,643	NN Inc.	948
107,035	REV Group Inc.	569
71,658	Rexnord Corp.	1,954
		7,412
MARINE—0.4%
120,660	Star Bulk Carriers Corp. (Marshall Islands)*	684
OIL, GAS & CONSUMABLE FUELS—0.7%
214,451	Callon Petroleum Co.*	202
79,156	Matador Resources Co.*	557
28,787	PDC Energy Inc.*	374
		1,133
COMMON STOCKS—Continued
Shares		Value
PHARMACEUTICALS—1.3%
48,770	Pacira BioSciences Inc.*	$ 2,014
ROAD & RAIL—0.7%
192,605	Daseke Inc.*	328
9,431	Saia Inc.*	873
		1,201
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.2%
15,429	Inphi Corp.*	1,489
120,603	MaxLinear Inc.*	1,989
		3,478
SOFTWARE—3.8%
193,124	OneSpan Inc.*	3,245
805,352	Synchronoss Technologies Inc.*	2,778
		6,023
SPECIALTY RETAIL—1.5%
36,827	Boot Barn Holdings Inc.*	680
40,664	Guess? Inc.	380
53,024	National Vision Holdings Inc.*	1,405
		2,465
THRIFTS & MORTGAGE FINANCE—1.5%
48,165	Essent Group Ltd. (Bermuda)	1,316
57,280	Meta Financial Group Inc.	1,055
		2,371
WIRELESS TELECOMMUNICATION SERVICES—0.5%
460,595	Gogo Inc.*	751
TOTAL COMMON STOCKS
(Cost $158,516)		134,984

EXCHANGE-TRADED FUNDS—10.5%
CAPITAL MARKETS—10.5%
63,333	iShares Russell 2000 ETF	8,253
47,399	iShares Russell 2000 Growth ETF	8,643
TOTAL EXCHANGE-TRADED FUNDS
(Cost $12,688)		16,896
TOTAL INVESTMENTS—94.6%
(Cost $171,204)		151,880
CASH AND OTHER ASSETS, LESS LIABILITIES—5.4%		8,605
TOTAL NET ASSETS—100.0%		$160,485

31

Harbor Small Cap Growth Opportunities Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
All investments at April 30, 2020 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at April 30, 2020 or October 31, 2019.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	Depository receipts such as American Depostiory Receipts (ADRs), Global Depository Receipts (GDRs) and other country specific depository receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere.
The accompanying notes are an integral part of the Financial Statements.
32

Harbor Small Cap Value Fund
Manager’s Commentary (Unaudited)

Subadviser
EARNEST Partners LLC
1180 Peachtree St. NE
Suite 2300
Atlanta, GA 30309
Portfolio Manager
Paul E. Viera
Since 2001
EARNEST Partners has subadvised the Fund since 2001.
Investment Objective
The Fund seeks long-term total return.
Paul E. Viera

Management’s Discussion of
Fund Performance
Market Review
During the six months ending April 30, 2020, the U.S. small cap value market fell as the Russell 2000® Value Index dropped nearly 24%. This period includes the end of 2019, as markets continued to hit new highs, only to be followed by a sharp decline spurred on by COVID-19 in March 2020. The two major developments that drove investor sentiment during the period were the magnitude and the duration of the pandemic.
Capital markets reacted with caution at first to the coronavirus with equity markets reaching highs as late as February 19. Then, as it became apparent that the risks presented by the virus were worldwide and far-reaching, markets dropped sharply resulting in one of the quickest descents from record highs to a bear market in history. Markets struggled to price the overflow of information and its potential impact on future earnings, and global equity markets experienced their most volatile swings since the financial crisis as investors exchanged equities for traditional safe haven assets such as precious metals and U.S. Treasuries. As it became apparent that the viral threat was not contained to China, governments attempted to stall its spread by shuttering many areas of the global economy and enacting emergency economic and enforcement measures. Oil demand was one of the many casualties of the slowdown, and compounding the problem, Saudi Arabia and Russia disagreed on the appropriate response and proceeded to enter a price and market share war. Both countries ramped up production right as demand was collapsing, and U.S. crude prices fell from over $60 a barrel to approximately $20 a barrel during the quarter. Historically, oil price declines have helped the U.S. economy, representing a cash windfall for consumers. However, with the growth of the U.S. shale industry, the Energy sector has become an important part of the U.S. economy and the price declines contributed to U.S. economic issues.
Although the U.S. Federal Reserve (Fed) entered the year forecasting unemployment to remain below 4% through 2022 and expecting no near-term rate policy changes, the Fed responded quickly to the economic threat posed by the virus with an emergency 50 basis point rate cut on March 3, followed by another 50 basis point cut on March 15 to bring the Fed’s benchmark rate to the range of 0% to 0.25%. This second-rate cut was accompanied by the restart of quantitative easing in the form of repurchases of $500 billion in Treasurys and $200 billion in agency mortgage backed securities. Just over a week later, the Fed announced that it would adjust its quantitative easing program to purchase “in the amounts needed to support smooth market functioning and effective transmission of monetary policy to broader financial conditions and the economy,” effectively declining to set an upper limit on asset purchases. In conjunction with the Fed, Congress acted swiftly, approving a $2 trillion stimulus bill to arrive in the form of small business loans, mortgage forbearances, unemployment benefits and direct payments to households. Upon passage of the bill, equity markets rallied on the news that monetary and fiscal policy would cooperate and devote substantial resources to mitigate the economic consequences posed by the pandemic.
Performance
Harbor Small Cap Value Fund returned -16.47% (Retirement Class), -16.49% (Institutional Class), -16.60% (Administrative Class), and -16.65% (Investor Class) for the six months ended April 30, 2020, strongly outperforming the broader Small Cap Value market, as represented by Russell 2000® Value Index, which returned -23.44%.
Contributing to performance, Monolithic Power Systems (MPS) provides small, highly energy efficient, easy-to-use power solutions for systems found in industrial applications, telecom infrastructures, cloud computing, automotive, and consumer applications. Monolithic has announced a number of design wins in its compute power and battery management solutions divisions which we believe should provide further support for the top-line and margins through
33

Harbor Small Cap Value Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2020
	Unannualized	1 Year	Annualized
	6 Months		5 Years	10 Years
Harbor Small Cap Value Fund
Retirement Class[1]	-16.47%	-15.85%	4.03%	8.41%
Institutional Class	-16.49	-15.88	3.97	8.38
Administrative Class	-16.60	-16.12	3.70	8.10
Investor Class	-16.65	-16.21	3.58	7.97
Comparative Index
Russell 2000® Value	-23.44%	-23.84%	0.30%	5.30%
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratios were 0.80% (Retirement Class); 0.88% (Institutional Class); 1.13% (Administrative Class); and 1.25% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
2020 and beyond. During the period, shares protected in a down market as the company continues to beat sales and earnings targets driven by strong demand from the telecom and automotive industries for its products that are used in lighting modules, ignition systems, and rearview camera components.
Detracting from performance, Eaton Vance is one of the oldest investment management firms headquartered in the U.S. and has been providing financial and advisory services for over 90 years. With offices worldwide, Eaton Vance manages a broad array of investment strategies and wealth management solutions to both high-net-worth individuals and institutional clients. Despite Eaton Vance experiencing slight outflows in some business segments, fiscal 2019 was still a record year for the company. We view the wavering investor sentiment and recent outflows from equity funds as cyclical and not an indicator of long-term market conditions. Given the firm’s success in growing both its higher-fee actively managed strategies and its lower-fee passive business segments, in our view, Eaton Vance is well positioned to continue to improve margins and grow earnings moving forward.
Outlook & Strategy
As of April 30, 2020, the Fund was overweight in the Industrials, Health Care, Information Technology and was underweight in Financials, Energy, Utilities, Consumer Staples, and Consumer Discretionary. These weightings are an outgrowth of our fundamental, bottom-up stock selection process.
In managing the Fund, we seek companies with share prices that we believe do not fully reflect their earnings growth outlook. Going forward, we will continue to employ our three-step investment methodology: screen the broad universe to identify stocks that are best positioned to outperform; measure and manage downside risk to the benchmark; and perform in-depth, thorough, fundamental research to find what we believe are the best stocks to include in the Fund.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of EARNEST Partners LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
34

Harbor Small Cap Value Fund
Portfolio of Investments—April 30, 2020 (Unaudited)

Sector Allocation (% of investments)
Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—96.4%
Shares		Value
AEROSPACE & DEFENSE—6.9%
733,878	Hexcel Corp.	$ 25,385
258,282	Moog Inc.	12,779
182,875	Teledyne Technologies Inc.*	59,557
		97,721
BANKS—8.1%
551,002	Enterprise Financial Services Corp.	16,938
841,347	First Merchants Corp.	23,819
442,345	Heartland Financial USA Inc.	15,026
344,970	South State Corp.	19,953
710,128	Trustmark Corp.	18,896
663,222	United Bankshares Inc.	19,870
		114,502
BIOTECHNOLOGY—5.2%
751,691	Emergent BioSolutions Inc.*	55,588
1,152,474	Myriad Genetics Inc.*	17,817
		73,405
CAPITAL MARKETS—4.9%
585,583	Eaton Vance Corp.	21,491
321,814	Raymond James Financial Inc.	21,214
622,648	Stifel Financial Corp.	27,571
		70,276
CHEMICALS—4.1%
616,909	Cabot Corp.	20,907
307,564	Scotts Miracle-Gro Co.	38,147
		59,054
COMMERCIAL SERVICES & SUPPLIES—4.8%
928,035	Casella Waste Systems Inc.*	43,042
2,265,167	Steelcase Inc.	24,804
		67,846
CONSUMER FINANCE—2.6%
524,283	FirstCash Inc.	37,664
ELECTRICAL EQUIPMENT—1.9%
456,596	EnerSys	26,661
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—7.4%
155,563	Coherent Inc.*	19,892
COMMON STOCKS—Continued
Shares		Value
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—Continued
571,784	FLIR Systems Inc.	$ 24,816
175,750	Littelfuse Inc.	25,526
1,257,568	Sanmina Corp.*	34,872
		105,106
ENERGY EQUIPMENT & SERVICES—1.0%
340,220	Core Laboratories NV (Netherlands)	6,672
298,063	DMC Global Inc.	7,693
		14,365
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—4.7%
1,173,849	Corporate Office Properties Trust	31,013
745,753	Pebblebrook Hotel Trust	8,830
1,052,723	STAG Industrial Inc.	27,634
		67,477
FOOD PRODUCTS—2.4%
1,627,476	Darling Ingredients Inc.*	33,510
HEALTH CARE PROVIDERS & SERVICES—2.4%
204,251	Molina Healthcare Inc.*	33,491
HOUSEHOLD DURABLES—1.4%
377,033	Meritage Homes Corp.*	19,817
INSURANCE—6.3%
1,231,028	American Equity Investment Life Holding Co.	25,876
710,308	Horace Mann Educators Corp.	24,974
245,813	Reinsurance Group of America Inc.	25,732
470,846	United Fire Group Inc.	13,466
		90,048
IT SERVICES—3.3%
479,158	ManTech International Corp.	35,726
1,501,159	Sabre Corp.*	10,913
		46,639
MACHINERY—7.6%
472,033	Albany International Corp.	24,140
743,972	Altra Industrial Motion Corp.	20,764
690,534	Franklin Electric Co. Inc.	35,079

35

Harbor Small Cap Value Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
MACHINERY—Continued
608,003	Timken Co.	$ 22,849
1,045,598	Welbilt Inc.*	5,155
		107,987
PHARMACEUTICALS—4.2%
868,660	Catalent Inc.*	60,068
ROAD & RAIL—0.7%
281,599	Ryder System Inc.	9,969
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—13.6%
277,876	Advanced Energy Industries Inc.*	15,450
356,845	Cabot Microelectronics Corp.	43,727
887,660	Entegris Inc.	48,138
1,521,195	FormFactor Inc.*	35,444
251,157	Monolithic Power Systems Inc.	50,209
		192,968
COMMON STOCKS—Continued
Shares		Value
TEXTILES, APPAREL & LUXURY GOODS—1.3%
909,035	Wolverine World Wide Inc.	$ 18,626
TRADING COMPANIES & DISTRIBUTORS—1.6%
385,345	GATX Corp.	22,851
TOTAL COMMON STOCKS
(Cost $1,170,777)		1,370,051
TOTAL INVESTMENTS—96.4%
(Cost $1,170,777)		1,370,051
CASH AND OTHER ASSETS, LESS LIABILITIES—3.6%		51,085
TOTAL NET ASSETS—100.0%		$1,421,136

FAIR VALUE MEASUREMENTS
All investments at April 30, 2020 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at April 30, 2020 or October 31, 2019.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
The accompanying notes are an integral part of the Financial Statements.
36

Harbor Strategic Growth Fund
Manager’s Commentary (Unaudited)

Subadviser
Mar Vista Investment Partners, LLC
11150 Santa Monica Boulevard, Suite 320
Los Angeles, CA 90025
Portfolio Managers
Silas A. Myers, CFA
Since 2017
Brian L. Massey, CFA
Since 2017
Joshua J. Honeycutt, CFA
Since 2017
Jeffrey B. Prestine
Since 2017
Mar Vista has subadvised the Fund since 2017.*
Investment Objective
The Fund seeks long-term growth of capital.
Silas A. Myers, CFA

Brian L. Massey, CFA

Joshua J. Honeycutt, CFA

Jeffrey B. Prestine

Management’s Discussion of
Fund Performance
MARKET REVIEW
For the six-month period ended April 30, 2020, the Russell 1000® Growth Index was up 6.10%. In the wake of the Coronavirus outbreak, financial markets dissolved from ebullient optimism to abject fear in a matter of weeks. Only to bounce back in the month of April, posting their best monthly gain in thirty-three years driven by optimism around economic reopening and Coronavirus treatment progress. The pandemic caused an abrupt global economic recession, ending the longest bull market on record. Business production was halted resulting in millions of American workers filing for unemployment. The unprecedented societal disruption caused equities to experience a record breaking 35% peak-to-trough decline in the first three months of 2020. The central bank’s pledge to save our virus ravaged economy has provided financial reassurance for equity and credit markets. The unprecedented intervention by monetary and fiscal policies are supporting asset prices during the worst economic decline since the Great Depression.
PERFORMANCE
For the six-month period ended April 30, 2020, Harbor Strategic Growth Fund returned -1.64% (Retirement Class), -1.66% (Institutional Class), -1.85% (Administrative Class) and -1.84% (Investor Class) while the Russell 1000® Growth Index returned 6.09%. Stock selection and relative outperformance in Real Estate as well as an underweight in Energy contributed to the Fund’s returns, while Financials, Information Technology and Industrials detracted the most from short-term results. Positive contributors to performance included Amazon.com, Adobe, Microsoft, Apple and Johnson & Johnson. The largest detractors for the period included Markel, TransDigm Group, Oracle, US Bancorp and Honeywell International.
The market decline placed a growing number of durable franchises on sale. We deployed capital into several long-admired businesses that offer sufficient discounts to intrinsic values. At the same time, we exited lower conviction investments with higher idiosyncratic risk. We maintain a healthy level of cash that can be deployed quickly as additional investments materialize. Purchases included Comcast, Nike, Starbucks, Amphenol, SalesForce.com, Microsoft and SAP. We exited our positions in Booking Holdings, CarMax, Sensata and Oracle.
Our Technology weight increased on an absolute and relative basis during the six-month period as a result of our purchases as well as the Technology sector performing better than the overall market. Similarly, our consumer discretionary weight increased due to the purchase of Nike and Starbucks, which more than offset the sale of CarMax. Within Industrials, the sale of Sensata, combined with the underperformance of the sector decreased our Industrial sector weight.
OUTLOOK & STRATEGY
The extent of the virus-induced recession is unknown, but navigating the uncertainty with well-financed, wide-moat businesses with proven capital allocators at the helm is reassuring. We believe our time-tested investment process is purposely designed to stimulate rational decision making in bear markets. It enables us to maintain investment optimism during excessive

*	On March 6, 2017, the Fund acquired all of the assets and substantially all of the liabilities of the Mar Vista Strategic Growth Fund (the “Predecessor Fund”). For the period November 1, 2011 (inception of the Predecessor Fund) to January 20, 2015, Mar Vista served as the Predecessor Fund’s subadviser and for the period January 20, 2015 to March 6, 2017, Mar Vista served as investment adviser to the Predecessor Fund.
37

Harbor Strategic Growth Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2020
	Unannualized	1 Year	Annualized
	6 Months		5 Years	Life of Class
Harbor Strategic Growth Fund
Retirement Class[1]	-1.64%	2.21%	N/A	10.70%
Institutional Class[2]	-1.66	2.14	9.36	12.95
Administrative Class[1]	-1.85	1.81	N/A	10.32
Investor Class[1]	-1.84	1.74	N/A	9.73
Comparative Index
Russell 1000® Growth[2]	6.09%	10.84%	13.34%	15.42%
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratios were 0.63% (Net) and 0.72% (Gross) (Retirement Class); 0.71% (Net) and 0.80% (Gross) (Institutional Class); 0.96% (Net) and 1.05% (Gross) (Administrative Class); and 1.08% (Net) and 1.17% (Gross) (Investor Class).  The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2021. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
pessimism. We naturally worry about the worst-case scenario, but we believe the pandemic is unlikely to permanently impair the underlying business values of our investments. The impact on investor psychology will likely be far greater than financial reality. At times when everything is down, we look to own more of our highest conviction serial compounders in our investable universe. Any time the market allows us to put capital to work at attractive prices, it is our responsibility to capitalize on those opportunities.
Mar Vista’s investment team has been investing over the last several years with an opportunity set that provided only modest discounts to fair values. While the material decline in stock prices is psychologically uncomfortable, we believe lower prices provide opportunities to increase portfolio returns and reduce risk. Market volatility is a friend of the patient investor. We embrace the opportunity to invest in stock prices that are dislocated from intrinsic value.

1	The “Life of Class” return as shown reflects the period 03/06/2017 through 04/30/2020.
2	The “Life of Class” return as shown reflects the period 11/01/2011 through 04/30/2020.
This report contains the current opinions of Mar Vista Investment Partners, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
38

Harbor Strategic Growth Fund
Portfolio of Investments—April 30, 2020 (Unaudited)

Sector Allocation (% of investments)
Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—99.9%
Shares		Value
AEROSPACE & DEFENSE—2.1%
6,027	TransDigm Group Inc.*	$ 2,188
BANKS—5.4%
37,652	First Republic Bank	3,927
43,903	U.S. Bancorp.	1,602
		5,529
BEVERAGES—2.3%
17,699	PepsiCo Inc.	2,341
CAPITAL MARKETS—6.0%
68,206	Charles Schwab Corp.	2,573
14,393	Moody's Corp.	3,510
		6,083
CHEMICALS—3.5%
9,035	Ecolab Inc.	1,748
9,970	Linde plc (Ireland)	1,835
		3,583
DIVERSIFIED FINANCIAL SERVICES—4.8%
26,119	Berkshire Hathaway Inc. Class B*	4,894
ELECTRICAL EQUIPMENT—1.6%
18,541	Amphenol Corp.*	1,636
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—3.0%
12,981	American Tower Corp.	3,089
HEALTH CARE EQUIPMENT & SUPPLIES—3.7%
11,121	Teleflex Inc.	3,730
HOTELS, RESTAURANTS & LEISURE—1.1%
14,845	Starbucks Corp.*	1,139
INDUSTRIAL CONGLOMERATES—6.5%
23,594	Honeywell International Inc.	3,348
9,449	Roper Technologies Inc.	3,222
		6,570
INSURANCE—3.7%
4,361	Markel Corp.*	3,776
COMMON STOCKS—Continued
Shares		Value
INTERACTIVE MEDIA & SERVICES—6.6%
3,126	Alphabet Inc. Class C*	$ 4,216
12,183	Facebook Inc.*	2,494
		6,710
INTERNET & DIRECT MARKETING RETAIL—4.6%
1,884	Amazon.com Inc.*	4,661
IT SERVICES—3.2%
18,204	Visa Inc.	3,253
LIFE SCIENCES TOOLS & SERVICES—1.9%
2,695	Mettler-Toledo International Inc.*	1,940
MACHINERY—2.7%
43,091	Fortive Corp.	2,758
MEDIA—1.9%
52,009	Comcast Corp.*	1,957
PERSONAL PRODUCTS—2.5%
51,893	Unilever NV NY Registry Shares (Netherlands)	2,565
PHARMACEUTICALS—5.5%
6,118	Allergan plc (Ireland)	1,146
29,835	Johnson & Johnson	4,477
		5,623
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.2%
25,809	Microchip Technology Inc.	2,264
SOFTWARE—16.8%
12,182	Adobe Inc.*	4,308
15,288	Intuit Inc.	4,125
19,972	Microsoft Corp.	3,579
13,235	salesforce.com Inc.*	2,144
24,761	SAP SE ADR (Germany)[1]	2,935
		17,091
SPECIALTY RETAIL—1.6%
4,115	O'Reilly Automotive Inc.*	1,590
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—4.5%
15,686	Apple Inc.	4,609

39

Harbor Strategic Growth Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
TEXTILES, APPAREL & LUXURY GOODS—2.2%
25,636	NIKE Inc.	$ 2,235
TOTAL COMMON STOCKS
(Cost $81,792)		101,814
TOTAL INVESTMENTS—99.9%
(Cost $81,792)		101,814
CASH AND OTHER ASSETS, LESS LIABILITIES—0.1%		87
TOTAL NET ASSETS—100.0%		$101,901
FAIR VALUE MEASUREMENTS
All investments at April 30, 2020 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at April 30, 2020 or October 31, 2019.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	Depository receipts such as American Depostiory Receipts (ADRs), Global Depository Receipts (GDRs) and other country specific depository receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere.
The accompanying notes are an integral part of the Financial Statements.
40

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41

Harbor Domestic Equity Funds
StatementS of Assets and Liabilities—April 30, 2020 (Unaudited)

(All amounts in thousands, except per share amounts)
	Harbor Capital Appreciation Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Fund	Harbor Mid Cap Growth Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Growth Fund	Harbor Small Cap Growth Opportunities Fund	Harbor Small Cap Value Fund	Harbor Strategic Growth Fund
ASSETS
Investments, at identified cost	$16,687,763	$1,028,432	$ 9,890	$206,157*	$ 522,723	$583,924	$171,204	$1,170,777	$ 81,792
Investments, at value	$30,169,285	$1,196,215	$ 8,979	$ 239,026	$ 380,275	$667,833	$151,880	$1,370,051	$101,814
Repurchase agreements	—	—	—	11,710	—	—	—	—	—
Cash	77,311	34,008	84	—	3,907	18,907	8,961	59,862	440
Receivables for:
Investments sold	220,013	6,890	—	2,857	4	17,639	—	7,128	—
Capital shares sold	35,599	3,291	—	562	176	638	55	7,369	160
Dividends	3,018	254	5	29	492	—	10	508	12
Withholding tax	1,722	465	—	12	—	—	—	—	1
Prepaid registration fees	108	37	29	22	28	18	2	47	26
Prepaid fund insurance	159	7	—	2	4	4	—	9	1
Other assets	2,855	139	15	64	68	79	18	132	20
Total Assets	30,510,070	1,241,306	9,112	254,284	384,954	705,118	160,926	1,445,106	102,474
LIABILITIES
Payables for:
Investments purchased	78,098	7,223	—	6,036	170	4,210	—	20,435	—
Capital shares reacquired	43,590	1,665	—	302	5,458	1,646	191	2,293	496
Accrued expenses:
Management fees	12,759	558	5	133	223	391	95	789	49
12b-1 fees	268	7	—	4	8	2	—	10	—
Transfer agent fees	1,966	68	1	17	30	37	11	95	5
Trustees' fees and expenses	3,568	95	—	71	86	97	23	169	6
Other	1,754	105	—	33	91	54	121	179	17
Total Liabilities	142,003	9,721	6	6,596	6,066	6,437	441	23,970	573
NET ASSETS	$30,368,067	$1,231,585	$ 9,106	$ 247,688	$ 378,888	$698,681	$160,485	$1,421,136	$101,901
Net Assets Consist of:
Paid-in capital	$14,937,836	$1,052,840	$10,191	$ 192,203	$ 510,521	$623,588	$198,580	$1,307,790	$ 79,565
Total distributable earnings/(loss)	15,430,231	178,745	(1,085)	55,485	(131,633)	75,093	(38,095)	113,346	22,336
	$30,368,067	$1,231,585	$ 9,106	$ 247,688	$ 378,888	$698,681	$160,485	$1,421,136	$101,901
NET ASSET VALUE PER SHARE BY CLASS
Retirement Class
Net assets	$ 7,262,288	$ 465,983	$ 4,297	$ 45,796	$ 53,231	$264,156	$ 33,715	$ 238,898	$ 5,082
Shares of beneficial interest[1]	94,543	31,255	484	4,986	3,624	21,305	3,904	8,651	236
Net asset value per share[2]	$ 76.81	$ 14.91	$ 8.88	$ 9.19	$ 14.69	$ 12.40	$ 8.64	$ 27.61	$ 21.55
Institutional Class
Net assets	$21,694,759	$ 728,315	$ 4,431	$ 181,258	$ 283,016	$425,307	$126,273	$1,130,300	$ 96,263
Shares of beneficial interest[1]	282,335	48,848	499	19,815	19,262	34,445	14,674	40,945	4,471
Net asset value per share[2]	$ 76.84	$ 14.91	$ 8.88	$ 9.15	$ 14.69	$ 12.35	$ 8.61	$ 27.61	$ 21.53
Administrative Class
Net assets	$ 359,065	$ 10,403	N/A	$ 2,588	$ 6,542	$ 523	$ 192	$ 10,530	$ 18
Shares of beneficial interest[1]	4,788	698	N/A	305	441	46	23	384	1
Net asset value per share[2]	$ 75.00	$ 14.91	N/A	$ 8.49	$ 14.85	$ 11.21	$ 8.51	$ 27.44	$ 21.50
Investor Class
Net assets	$ 1,051,955	$ 26,884	$ 378	$ 18,046	$ 36,099	$ 8,695	$ 305	$ 41,408	$ 538
Shares of beneficial interest[1]	14,389	1,787	43	2,228	2,457	827	37	1,542	25
Net asset value per share[2]	$ 73.11	$ 15.05	$ 8.87	$ 8.10	$ 14.69	$ 10.52	$ 8.34	$ 26.85	$ 21.16

*	Including repurchase agreements
1	Par value $0.01 (unlimited authorizations)
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.
The accompanying notes are an integral part of the Financial Statements.

42

Harbor Domestic Equity Funds
StatementS of Operations—Six Months Ended April 30, 2020 (Unaudited)

(All amounts in thousands)
	Harbor Capital Appreciation Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Fund[a]	Harbor Mid Cap Growth Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Growth Fund	Harbor Small Cap Growth Opportunities Fund	Harbor Small Cap Value Fund	Harbor Strategic Growth Fund
Investment Income
Dividends	$ 97,524	$ 10,982	$ 53	$ 473	$ 9,232	$ 2,166	$ 288	$ 10,714	$ 619
Interest	709	174	1	62	19	149	16	371	31
Foreign taxes withheld	(565)	(220)	—	(1)	(10)	(1)	—	(13)	(3)
Total Investment Income	97,668	10,936	54	534	9,241	2,314	304	11,072	647
Operating Expenses
Management fees	90,808	3,731	29	931	2,120	2,732	711	5,871	329
12b-1 fees:
Administrative Class	441	15	N/A	3	17	1	2	9	—
Investor Class	1,349	41	—	24	64	9	1	69	1
Shareholder communications	457	35	3	11	36	16	7	64	3
Custodian fees	290	12	5	17	21	26	10	13	5
Transfer agent fees:
Retirement Class	718	47	1	3	8	28	4	25	—
Institutional Class	10,830	364	2	96	209	220	75	628	52
Administrative Class	176	6	N/A	1	7	—	1	4	—
Investor Class	1,187	36	—	21	57	8	—	61	—
Professional fees	775	32	20	7	19	20	101	42	3
Trustees' fees and expenses	741	30	—	6	16	18	5	40	3
Registration fees	78	45	27	35	39	44	55	51	34
Miscellaneous	225	13	4	6	9	10	6	16	5
Total expenses	108,075	4,407	91	1,161	2,622	3,132	978	6,893	435
Management fees waived	(7,611)	—	—	(37)	(54)	—	—	—	—
Transfer agent fees waived	(309)	(12)	—	(3)	(6)	(8)	(2)	(16)	(1)
Other expenses reimbursed	—	(216)	(58)	—	—	—	—	—	(46)
Custodian fees reduction	(12)	(2)	—	—	(1)	—	—	(1)	—
Net expenses	100,143	4,177	33	1,121	2,561	3,124	976	6,876	388
Net Investment Income/(Loss)	(2,475)	6,759	21	(587)	6,680	(810)	(672)	4,196	259
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	1,958,424	11,242	(190)	14,283	4,441	(279)	(3,940)	(86,390)	2,430
In-kind Redemption	132,216	—	—	—	—	—	—	—	—
Foreign currency transactions	(1,479)	—	—	(3)	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	938,578	(102,618)	(911)	(3,918)	(167,473)	(17,096)	(8,536)	(198,985)	(4,347)
Translations of assets and liabilities in foreign currencies	(11)	—	—	—	—	—	—	—	—
Net gain/(loss) on investment transactions	3,027,728	(91,376)	(1,101)	10,362	(163,032)	(17,375)	(12,476)	(285,375)	(1,917)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$3,025,253	$ (84,617)	$(1,080)	$ 9,775	$(156,352)	$(18,185)	$(13,148)	$(281,179)	$(1,658)

a	For the period December 1, 2019 (inception) through April 30, 2020
The accompanying notes are an integral part of the Financial Statements.

43

Harbor Domestic Equity Funds
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor Capital Appreciation Fund		Harbor Large Cap Value Fund		Harbor Mid Cap Fund	Harbor Mid Cap Growth Fund
	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	December 1, 2019[a] through April 30, 2020	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)		(Unaudited)	(Unaudited)
Operations:
Net investment income/(loss)	$ (2,475)	$ 31,800	$ 6,759	$ 12,286	$ 21	$ (587)	$ (1,399)
Net realized gain/(loss) on investments	2,089,161	2,821,316	11,242	(1,877)	(190)	14,280	61,125
Change in net unrealized appreciation/(depreciation) of investments	938,567	877,252	(102,618)	159,031	(911)	(3,918)	5,571
Net increase/(decrease) in assets resulting from operations	3,025,253	3,730,368	(84,617)	169,440	(1,080)	9,775	65,297
Distributions to Shareholders
Retirement Class	(618,547)	(502,294)	(2,391)	(8,957)	(3)	(6,194)	(25,016)
Institutional Class	(1,854,118)	(2,034,649)	(3,528)	(16,546)	(2)	(39,105)	(26,702)
Administrative Class	(30,561)	(41,111)	(36)	(368)	—	(555)	(2,326)
Investor Class	(98,181)	(121,068)	(85)	(947)	—	(4,732)	(2,988)
Total distributions to shareholders	(2,601,407)	(2,699,122)	(6,040)	(26,818)	(5)	(50,586)	(57,032)
Net Increase/(Decrease) Derived from Capital Share Transactions	232,571	(855,516)	55,255	144,596	10,191	35,112	(101,560)
Net increase/(decrease) in net assets	656,417	175,730	(35,402)	287,218	9,106	(5,699)	(93,295)
Net Assets
Beginning of period	29,711,650	29,535,920	1,266,987	979,769	—	253,387	346,682
End of period	$30,368,067	$29,711,650	$1,231,585	$1,266,987	$ 9,106	$247,688	$ 253,387

a	Inception
The accompanying notes are an integral part of the Financial Statements.

44

Harbor Mid Cap Value Fund		Harbor Small Cap Growth Fund		Harbor Small Cap Growth Opportunities Fund		Harbor Small Cap Value Fund		Harbor Strategic Growth Fund
November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$ 6,680	$ 19,254	$ (810)	$ (1,229)	$ (672)	$ (1,146)	$ 4,196	$ 8,678	$ 259	$ 488
4,441	1,296	(279)	23,936	(3,940)	2,507	(86,390)	15,233	2,430	1,660
(167,473)	17,301	(17,097)	82,988	(8,536)	(16,920)	(198,985)	129,521	(4,347)	12,686
(156,352)	37,851	(18,185)	105,695	(13,148)	(15,559)	(281,179)	153,432	(1,658)	14,834

(3,052)	(6,960)	(10,182)	(58,115)	(1,280)	(7,893)	(4,051)	(11,611)	(98)	(104)
(15,499)	(49,842)	(15,950)	(76,800)	(4,993)	(43,633)	(19,292)	(99,888)	(1,932)	(1,821)
(490)	(2,796)	(17)	(157)	(56)	(357)	(89)	(638)	—	(1)
(1,654)	(5,150)	(295)	(1,469)	(14)	(142)	(633)	(5,986)	(6)	(9)
(20,695)	(64,748)	(26,444)	(136,541)	(6,343)	(52,025)	(24,065)	(118,123)	(2,036)	(1,935)
(145,075)	(215,050)	14,089	45,807	(14,900)	(23,302)	84,953	223,153	(6,455)	29,032
(322,122)	(241,947)	(30,540)	14,961	(34,391)	(90,886)	(220,291)	258,462	(10,149)	41,931

701,010	942,957	729,221	714,260	194,876	285,762	1,641,427	1,382,965	112,050	70,119
$ 378,888	$ 701,010	$698,681	$ 729,221	$160,485	$194,876	$1,421,136	$1,641,427	$101,901	$112,050
45

Harbor Domestic Equity Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
	Harbor Capital Appreciation Fund		Harbor Large Cap Value Fund		Harbor Mid Cap Fund	Harbor Mid Cap Growth Fund
	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	December 1, 2019[a] through April 30, 2020	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019
	(Unaudited)		(Unaudited)		(Unaudited)	(Unaudited)
AMOUNT ($)
Retirement Class
Net proceeds from sale of shares	$ 775,834	$ 2,120,682	$ 150,856	$ 142,086	$4,864	$ 15,349	$ 33,252
Reinvested distributions	551,856	474,879	1,921	8,374	3	6,194	25,016
Cost of shares reacquired	(1,133,668)	(1,293,167)	(112,212)	(56,492)	(27)	(5,568)	(171,764)
Net increase/(decrease) in net assets	$ 194,022	$ 1,302,394	$ 40,565	$ 93,968	$4,840	$ 15,975	$(113,496)
Institutional Class
Net proceeds from sale of shares	$ 1,955,652	$ 2,848,926	$ 272,021	$ 296,956	$4,977	$ 39,387	$ 67,981
Reinvested distributions	1,758,584	1,856,429	2,763	14,891	2	27,491	19,729
Cost of shares reacquired	(3,429,943)	(6,481,485)	(253,452)	(240,786)	(5)	(49,248)	(55,847)
Shares reacquired through in-kind redemption	(212,592)	—	—	—	—	—	—
Net increase/(decrease) in net assets	$ 71,701	$(1,776,130)	$ 21,332	$ 71,061	$4,974	$ 17,630	$ 31,863
Administrative Class
Net proceeds from sale of shares	$ 38,638	$ 78,686	$ 188	$ 628	N/A	$ 141	$ 690
Reinvested distributions	28,968	39,641	36	367	N/A	542	2,321
Cost of shares reacquired	(58,628)	(228,371)	(1,009)	(6,315)	N/A	(317)	(26,644)
Net increase/(decrease) in net assets	$ 8,978	$ (110,044)	$ (785)	$ (5,320)	N/A	$ 366	$ (23,633)
Investor Class
Net proceeds from sale of shares	$ 99,721	$ 130,741	$ 2,642	$ 7,391	$ 378	$ 5,597	$ 12,290
Reinvested distributions	96,627	119,520	83	939	—	4,641	2,958
Cost of shares reacquired	(238,478)	(521,997)	(8,582)	(23,443)	(1)	(9,097)	(11,542)
Net increase/(decrease) in net assets	$ (42,130)	$ (271,736)	$ (5,857)	$ (15,113)	$ 377	$ 1,141	$ 3,706

a	Inception
The accompanying notes are an integral part of the Financial Statements.

46

Harbor Mid Cap Value Fund		Harbor Small Cap Growth Fund		Harbor Small Cap Growth Opportunities Fund		Harbor Small Cap Value Fund		Harbor Strategic Growth Fund
November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$ 27,254	$ 36,603	$ 28,380	$ 45,531	$ 2,229	$ 6,892	$ 88,248	$ 140,043	$ 1,190	$ 1,564
3,047	6,960	9,807	56,734	1,280	7,893	2,583	6,760	98	104
(55,183)	(42,938)	(38,583)	(113,847)	(3,390)	(6,396)	(36,592)	(80,276)	(1,168)	(766)
$ (24,882)	$ 625	$ (396)	$ (11,582)	$ 119	$ 8,389	$ 54,239	$ 66,527	$ 120	$ 902

$ 59,972	$ 140,350	$ 51,779	$ 75,466	$ 24,367	$ 42,933	$ 263,223	$ 467,716	$ 7,927	$ 47,025
14,724	47,820	15,322	73,911	4,992	43,627	16,697	86,451	1,836	1,758
(180,359)	(359,812)	(55,240)	(91,745)	(43,404)	(118,386)	(250,254)	(384,397)	(16,463)	(20,699)
—	—	—	—	—	—	—	—	—	—
$(105,663)	$(171,642)	$ 11,861	$ 57,632	$(14,045)	$ (31,826)	$ 29,666	$ 169,770	$ (6,700)	$ 28,084

$ 1,859	$ 7,271	$ 236	$ 301	$ 155	$ 678	$ 5,133	$ 1,624	$ 1	$ —
459	2,759	17	157	56	357	86	620	—	—
(10,684)	(32,849)	(89)	(788)	(1,173)	(742)	(489)	(2,944)	—	—
$ (8,366)	$ (22,819)	$ 164	$ (330)	$ (962)	$ 293	$ 4,730	$ (700)	$ 1	$ —

$ 5,958	$ 18,709	$ 3,879	$ 1,073	$ 89	$ 107	$ 16,863	$ 15,106	$ 125	$ 78
1,601	4,997	294	1,447	14	142	621	5,903	6	8
(13,723)	(44,920)	(1,713)	(2,433)	(115)	(407)	(21,166)	(33,453)	(7)	(40)
$ (6,164)	$ (21,214)	$ 2,460	$ 87	$ (12)	$ (158)	$ (3,682)	$ (12,444)	$ 124	$ 46
47

Harbor Domestic Equity Funds
Statements of Changes in Net Assets—Capital Stock Activity—Continued

(All amounts in thousands)
	Harbor Capital Appreciation Fund		Harbor Large Cap Value Fund		Harbor Mid Cap Fund	Harbor Mid Cap Growth Fund
	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	December 1, 2019[a] through April 30, 2020	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019
	(Unaudited)		(Unaudited)		(Unaudited)	(Unaudited)
SHARES
Retirement Class
Shares sold	10,416	29,405	10,007	9,352	487	2,071	3,229
Shares issued due to reinvestment of distributions	7,402	7,633	111	606	—	662	2,954
Shares reacquired	(15,253)	(17,963)	(6,899)	(3,757)	(3)	(612)	(16,564)
Net increase/(decrease) in shares outstanding	2,565	19,075	3,219	6,201	484	2,121	(10,381)
Institutional Class
Shares sold	26,394	39,971	17,700	19,742	500	4,346	6,704
Shares issued due to reinvestment of distributions	23,574	29,827	160	1,078	—	2,950	2,335
Shares reacquired	(46,201)	(90,937)	(15,624)	(16,319)	(1)	(5,727)	(5,408)
Shares reacquired through in-kind redemption	(2,673)	—	—	—	—	—	—
Net increase/(decrease) in shares outstanding	1,094	(21,139)	2,236	4,501	499	1,569	3,631
Administrative Class
Shares sold	536	1,141	11	43	N/A	16	73
Shares issued due to reinvestment of distributions	398	649	2	27	N/A	63	291
Shares reacquired	(806)	(3,309)	(63)	(398)	N/A	(36)	(2,701)
Net increase/(decrease) in shares outstanding	128	(1,519)	(50)	(328)	N/A	43	(2,337)
Investor Class
Shares sold	1,416	1,916	163	487	43	624	1,271
Shares issued due to reinvestment of distributions	1,359	2,001	5	68	—	561	384
Shares reacquired	(3,341)	(7,625)	(543)	(1,537)	—	(1,071)	(1,223)
Net increase/(decrease) in shares outstanding	(566)	(3,708)	(375)	(982)	43	114	432

a	Inception
The accompanying notes are an integral part of the Financial Statements.

48

Harbor Mid Cap Value Fund		Harbor Small Cap Growth Fund		Harbor Small Cap Growth Opportunities Fund		Harbor Small Cap Value Fund		Harbor Strategic Growth Fund
November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

1,404	1,837	2,260	3,726	248	696	2,898	4,533	54	78
144	385	714	5,519	123	881	75	243	4	6
(2,867)	(2,120)	(3,032)	(9,154)	(374)	(648)	(1,203)	(2,509)	(53)	(36)
(1,319)	102	(58)	91	(3)	929	1,770	2,267	5	48

3,760	7,050	4,198	6,036	3,357	4,309	9,115	14,992	376	2,290
696	2,644	1,120	7,211	483	4,880	482	3,109	80	99
(10,201)	(18,090)	(4,419)	(7,596)	(5,195)	(11,766)	(8,801)	(12,202)	(762)	(984)
—	—	—	—	—	—	—	—	—	—
(5,745)	(8,396)	899	5,651	(1,355)	(2,577)	796	5,899	(306)	1,405

101	361	20	26	16	71	201	51	—	—
22	151	1	17	6	40	3	22	—	—
(564)	(1,607)	(8)	(67)	(173)	(74)	(16)	(94)	—	—
(441)	(1,095)	13	(24)	(151)	37	188	(21)	—	—

321	945	370	115	9	11	539	496	6	4
76	276	25	164	2	16	18	218	—	1
(776)	(2,258)	(160)	(240)	(12)	(43)	(794)	(1,102)	—	(2)
(379)	(1,037)	235	39	(1)	(16)	(237)	(388)	6	3
49

Harbor Domestic Equity Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR CAPITAL APPRECIATION FUND
	Retirement Class
	6-Month Period Ended April 30, 2020	Year Ended October 31,
		2019	2018	2017	2016 [f]
	(Unaudited)
Net asset value beginning of period	$ 75.79	$ 73.98	$ 75.34	$ 60.37	$ 55.79
Income from Investment Operations
Net investment income/(loss)[a,e]	0.02	0.13	0.23	0.16	0.05
Net realized and unrealized gains/(losses) on investments	7.79	8.54	6.50	18.40	4.53
Total from investment operations	7.81	8.67	6.73	18.56	4.58
Less Distributions
Dividends from net investment income	(0.12)	(0.21)	(0.17)	(0.10)	—
Distributions from net realized capital gains	(6.67)	(6.65)	(7.92)	(3.49)	—
Total distributions	(6.79)	(6.86)	(8.09)	(3.59)	—
Net asset value end of period	76.81	75.79	73.98	75.34	60.37
Net assets end of period (000s)	$7,262,288	$6,970,617	$5,393,675	$2,892,484	$1,022,839
Ratios and Supplemental Data (%)
Total return[b]	10.58% [c]	13.73%	9.50%	32.62%	8.21% [c]
Ratio of total expenses to average net assets^	0.64 [d]	0.63	0.62	0.63	0.65 [d]
Ratio of net expenses to average net assets[a]	0.58 [d]	0.58	0.57	0.59	0.59 [d]
Ratio of net investment income to average net assets[a]	0.06 [d]	0.18	0.30	0.23	0.13 [d]
Portfolio turnover	27 [c]	40	40	52	34 [c]

	Administrative Class
	6-Month Period Ended April 30, 2020	Year Ended October 31,
		2019	2018	2017	2016	2015
	(Unaudited)
Net asset value beginning of period	$ 74.15	$ 72.54	$ 74.08	$ 59.50	$ 64.51	$ 61.39
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.10)	(0.09)	(0.01)	(0.04)	(0.06)	(0.08)
Net realized and unrealized gains/(losses) on investments	7.62	8.35	6.39	18.11	(0.84)	6.97
Total from investment operations	7.52	8.26	6.38	18.07	(0.90)	6.89
Less Distributions
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized capital gains	(6.67)	(6.65)	(7.92)	(3.49)	(4.11)	(3.77)
Total distributions	(6.67)	(6.65)	(7.92)	(3.49)	(4.11)	(3.77)
Net asset value end of period	75.00	74.15	72.54	74.08	59.50	64.51
Net assets end of period (000s)	$359,065	$345,550	$448,241	$493,860	$555,665	$620,910
Ratios and Supplemental Data (%)
Total return[b]	10.41% [c]	13.35%	9.16%	32.20%	(1.48)%	11.88%
Ratio of total expenses to average net assets^	0.97 [d]	0.96	0.95	0.96	0.94	0.93
Ratio of net expenses to average net assets[a]	0.91 [d]	0.91	0.90	0.90	0.89	0.89
Ratio of net investment income to average net assets[a]	(0.27) [d]	(0.13)	(0.01)	(0.06)	(0.11)	(0.13)
Portfolio turnover	27 [c]	40	40	52	34	37
See page 68 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

50

Institutional Class
6-Month Period Ended April 30, 2020	Year Ended October 31,
	2019	2018	2017	2016	2015
(Unaudited)
$ 75.78	$ 73.97	$ 75.32	$ 60.36	$ 65.27	$ 61.97

(0.01)	0.08	0.18	0.13	0.09	0.07
7.79	8.53	6.50	18.38	(0.84)	7.05
7.78	8.61	6.68	18.51	(0.75)	7.12

(0.05)	(0.15)	(0.11)	(0.06)	(0.05)	(0.05)
(6.67)	(6.65)	(7.92)	(3.49)	(4.11)	(3.77)
(6.72)	(6.80)	(8.03)	(3.55)	(4.16)	(3.82)
76.84	75.78	73.97	75.32	60.36	65.27
$21,694,759	$21,311,587	$22,366,214	$23,896,840	$21,608,221	$24,669,740

10.54% [c]	13.63%	9.44%	32.52%	(1.23)%	12.16%
0.72 [d]	0.71	0.70	0.71	0.69	0.68
0.66 [d]	0.66	0.65	0.65	0.64	0.64
(0.02) [d]	0.11	0.23	0.20	0.15	0.12
27 [c]	40	40	52	34	37

Investor Class
6-Month Period Ended April 30, 2020	Year Ended October 31,
	2019	2018	2017	2016	2015
(Unaudited)
$ 72.48	$ 71.15	$ 72.88	$ 58.66	$ 63.73	$ 60.76

(0.14)	(0.17)	(0.10)	(0.11)	(0.13)	(0.16)
7.44	8.15	6.29	17.82	(0.83)	6.90
7.30	7.98	6.19	17.71	(0.96)	6.74

—	—	—	—	—	—
(6.67)	(6.65)	(7.92)	(3.49)	(4.11)	(3.77)
(6.67)	(6.65)	(7.92)	(3.49)	(4.11)	(3.77)
73.11	72.48	71.15	72.88	58.66	63.73
$ 1,051,955	$ 1,083,896	$ 1,327,790	$ 1,531,809	$ 1,540,557	$ 2,214,518

10.34% [c]	13.21%	9.03%	32.04%	(1.60)%	11.75%
1.09 [d]	1.08	1.07	1.08	1.06	1.05
1.03 [d]	1.03	1.02	1.02	1.01	1.01
(0.39) [d]	(0.25)	(0.13)	(0.17)	(0.22)	(0.25)
27 [c]	40	40	52	34	37
51

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR LARGE CAP VALUE FUND
	Retirement Class
	6-Month Period Ended April 30, 2020	Year Ended October 31,
		2019	2018	2017	2016 [f]
	(Unaudited)
Net asset value beginning of period	$ 16.33	$ 14.37	$ 14.87	$ 12.32	$10.94
Income from Investment Operations
Net investment income/(loss)[a,e]	0.09	0.18	0.17	0.12	0.12
Net realized and unrealized gains/(losses) on investments	(1.43)	2.17	(0.13)	3.00	1.33
Total from investment operations	(1.34)	2.35	0.04	3.12	1.45
Less Distributions
Dividends from net investment income	(0.08)	(0.16)	(0.13)	(0.14)	(0.07)
Distributions from net realized capital gains	—	(0.23)	(0.41)	(0.43)	—
Total distributions	(0.08)	(0.39)	(0.54)	(0.57)	(0.07)
Net asset value end of period	14.91	16.33	14.37	14.87	12.32
Net assets end of period (000s)	$465,983	$457,908	$313,721	$143,966	$3,822
Ratios and Supplemental Data (%)
Total return[b]	(8.27)% [c]	16.92%	0.18%	26.08%	13.24% [c]
Ratio of total expenses to average net assets^	0.65 [d]	0.65	0.64	0.64	0.67 [d]
Ratio of net expenses to average net assets[a]	0.61 [d]	0.61	0.60	0.60	0.63 [d]
Ratio of net investment income to average net assets[a]	1.13 [d]	1.19	1.12	0.83	1.46 [d]
Portfolio turnover	19 [c]	11	15	16	34 [c]

	Administrative Class
	6-Month Period Ended April 30, 2020	Year Ended October 31,
		2019	2018	2017	2016	2015
	(Unaudited)
Net asset value beginning of period	$ 16.33	$ 14.36	$ 14.84	$ 12.30	$12.15	$ 12.23
Income from Investment Operations
Net investment income/(loss)[a,e]	0.07	0.14	0.13	0.10	0.13	0.12
Net realized and unrealized gains/(losses) on investments	(1.44)	2.17	(0.15)	2.99	0.63	0.70
Total from investment operations	(1.37)	2.31	(0.02)	3.09	0.76	0.82
Less Distributions
Dividends from net investment income	(0.05)	(0.11)	(0.05)	(0.12)	(0.10)	(0.11)
Distributions from net realized capital gains	—	(0.23)	(0.41)	(0.43)	(0.51)	(0.79)
Total distributions	(0.05)	(0.34)	(0.46)	(0.55)	(0.61)	(0.90)
Net asset value end of period	14.91	16.33	14.36	14.84	12.30	12.15
Net assets end of period (000s)	$10,403	$12,195	$15,460	$53,006	$9,361	$24,690
Ratios and Supplemental Data (%)
Total return[b]	(8.44)% [c]	16.60%	(0.23)%	25.77%	6.77%	7.02%
Ratio of total expenses to average net assets^	0.98 [d]	0.98	0.97	0.97	0.96	0.95
Ratio of net expenses to average net assets[a]	0.94 [d]	0.94	0.93	0.93	0.93	0.93
Ratio of net investment income to average net assets[a]	0.83 [d]	0.91	0.84	0.70	1.09	1.00
Portfolio turnover	19 [c]	11	15	16	34	24
See page 68 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

52

Institutional Class
6-Month Period Ended April 30, 2020	Year Ended October 31,
	2019	2018	2017	2016	2015
(Unaudited)
$ 16.33	$ 14.37	$ 14.87	$ 12.32	$ 12.16	$ 12.24

0.09	0.17	0.16	0.15	0.16	0.15
(1.44)	2.17	(0.13)	2.97	0.64	0.70
(1.35)	2.34	0.03	3.12	0.80	0.85

(0.07)	(0.15)	(0.12)	(0.14)	(0.13)	(0.14)
—	(0.23)	(0.41)	(0.43)	(0.51)	(0.79)
(0.07)	(0.38)	(0.53)	(0.57)	(0.64)	(0.93)
14.91	16.33	14.37	14.87	12.32	12.16
$728,315	$761,262	$605,040	$498,360	$310,127	$231,033

(8.30)% [c]	16.83%	0.11%	26.00%	7.14%	7.29%
0.73 [d]	0.73	0.72	0.72	0.72	0.70
0.69 [d]	0.69	0.68	0.68	0.68	0.68
1.08 [d]	1.12	1.05	1.10	1.32	1.25
19 [c]	11	15	16	34	24

Investor Class
6-Month Period Ended April 30, 2020	Year Ended October 31,
	2019	2018	2017	2016	2015
(Unaudited)
$ 16.48	$ 14.49	$ 14.99	$ 12.42	$ 12.25	$ 12.33

0.06	0.12	0.11	0.10	0.11	0.11
(1.45)	2.19	(0.14)	2.99	0.66	0.70
(1.39)	2.31	(0.03)	3.09	0.77	0.81

(0.04)	(0.09)	(0.06)	(0.09)	(0.09)	(0.10)
—	(0.23)	(0.41)	(0.43)	(0.51)	(0.79)
(0.04)	(0.32)	(0.47)	(0.52)	(0.60)	(0.89)
15.05	16.48	14.49	14.99	12.42	12.25
$ 26,884	$ 35,622	$ 45,548	$ 71,374	$ 57,716	$ 29,745

(8.47)% [c]	16.39%	(0.27)%	25.52%	6.80%	6.87%
1.10 [d]	1.10	1.09	1.09	1.09	1.07
1.06 [d]	1.06	1.05	1.05	1.05	1.05
0.72 [d]	0.79	0.70	0.75	0.94	0.89
19 [c]	11	15	16	34	24
53

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR MID CAP FUND
	Retirement Class	Institutional Class	Investor Class
	6-Month Period Ended April 30, 2020[i]	6-Month Period Ended April 30, 2020[i]	6-Month Period Ended April 30, 2020[i]
	(Unaudited)	(Unaudited)	(Unaudited)
Net asset value beginning of period	$ 10.00	$ 10.00	$ 10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.02	0.02	0.01
Net realized and unrealized gains/(losses) on investments	(1.13)	(1.13)	(1.14)
Total from investment operations	(1.11)	(1.11)	(1.13)
Less Distributions
Dividends from net investment income	(0.01)	(0.01)	— *
Distributions from net realized capital gains	—	—	—
Total distributions	(0.01)	(0.01)	— *
Net asset value end of period	8.88	8.88	8.87
Net assets end of period (000s)	$ 4,297	$ 4,431	$ 378
Ratios and Supplemental Data (%)
Total return[b]	(11.15)% [c]	(11.15)% [c]	(11.28)% [c]
Ratio of total expenses to average net assets^	2.30 [d]	2.38 [d]	2.75 [d]
Ratio of net expenses to average net assets[a]	0.80 [d]	0.88 [d]	1.25 [d]
Ratio of net investment income to average net assets[a]	0.60 [d]	0.52 [d]	0.16 [d]
Portfolio turnover	5 [c]	5 [c]	5 [c]
See page 68 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

54

[THIS PAGE INTENTIONALLY LEFT BLANK]
55

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR MID CAP GROWTH FUND
	Retirement Class
	6-Month Period Ended April 30, 2020	Year Ended October 31,
		2019	2018	2017	2016 [f]
	(Unaudited)
Net asset value beginning of period	$ 10.91	$ 10.88	$ 11.25	$ 8.58	$ 7.76
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.02)	(0.04)	(0.03)	0.01	(0.03)
Net realized and unrealized gains/(losses) on investments	0.47	1.85	0.88	2.66	0.85
Total from investment operations	0.45	1.81	0.85	2.67	0.82
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains	(2.17)	(1.78)	(1.22)	—	—
Total distributions	(2.17)	(1.78)	(1.22)	—	—
Net asset value end of period	9.19	10.91	10.88	11.25	8.58
Net assets end of period (000s)	$45,796	$31,265	$144,137	$127,446	$2,718
Ratios and Supplemental Data (%)
Total return[b]	3.79% [c]	21.38%	8.02%	31.12%	10.57% [c]
Ratio of total expenses to average net assets^	0.84 [d]	0.82	0.80	0.81	0.81 [d]
Ratio of net expenses to average net assets[a]	0.80 [d]	0.81	0.80	0.81	0.80 [d]
Ratio of net investment income to average net assets[a]	(0.38) [d]	(0.37)	(0.28)	0.07	(0.45) [d]
Portfolio turnover	62 [c]	70	85	87	84 [c]

	Administrative Class
	6-Month Period Ended April 30, 2020	Year Ended October 31,
		2019	2018	2017	2016	2015
	(Unaudited)
Net asset value beginning of period	$10.26	$10.37	$ 10.81	$ 8.27	$ 9.45	$ 11.15
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.03)	(0.06)	(0.06)	(0.04)	(0.05)	(0.06)
Net realized and unrealized gains/(losses) on investments	0.43	1.73	0.84	2.58	(0.03)	0.19
Total from investment operations	0.40	1.67	0.78	2.54	(0.08)	0.13
Less Distributions
Dividends from net investment income	—	—	—	—	(0.04)	—
Distributions from net realized capital gains	(2.17)	(1.78)	(1.22)	—	(1.06)	(1.83)
Total distributions	(2.17)	(1.78)	(1.22)	—	(1.10)	(1.83)
Net asset value end of period	8.49	10.26	10.37	10.81	8.27	9.45
Net assets end of period (000s)	$2,588	$2,687	$26,936	$110,114	$175,211	$366,121
Ratios and Supplemental Data (%)
Total return[b]	3.49% [c]	21.04%	7.68%	30.71%	(0.91)%	1.29%
Ratio of total expenses to average net assets^	1.17 [d]	1.15	1.13	1.13	1.10	1.09
Ratio of net expenses to average net assets[a]	1.13 [d]	1.14	1.12	1.12	1.10	1.09
Ratio of net investment income to average net assets[a]	(0.70) [d]	(0.66)	(0.55)	(0.45)	(0.57)	(0.58)
Portfolio turnover	62 [c]	70	85	87	84	82
See page 68 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

56

Institutional Class
6-Month Period Ended April 30, 2020	Year Ended October 31,
	2019	2018	2017	2016	2015
(Unaudited)
$ 10.88	$ 10.86	$ 11.24	$ 8.58	$ 9.76	$ 11.43

(0.02)	(0.05)	(0.04)	(0.01)	(0.03)	(0.04)
0.46	1.85	0.88	2.67	(0.03)	0.20
0.44	1.80	0.84	2.66	(0.06)	0.16

—	—	—	—	(0.06)	—
(2.17)	(1.78)	(1.22)	—	(1.06)	(1.83)
(2.17)	(1.78)	(1.22)	—	(1.12)	(1.83)
9.15	10.88	10.86	11.24	8.58	9.76
$181,258	$198,544	$158,680	$145,914	$303,802	$194,308

3.69% [c]	21.32%	7.94%	31.00%	(0.60)%	1.55%
0.92 [d]	0.90	0.88	0.88	0.86	0.84
0.88 [d]	0.89	0.87	0.87	0.85	0.84
(0.45) [d]	(0.48)	(0.36)	(0.14)	(0.31)	(0.35)
62 [c]	70	85	87	84	82

Investor Class
6-Month Period Ended April 30, 2020	Year Ended October 31,
	2019	2018	2017	2016	2015
(Unaudited)
$ 9.88	$ 10.07	$ 10.54	$ 8.07	$ 9.24	$ 10.95

(0.04)	(0.08)	(0.08)	(0.04)	(0.05)	(0.07)
0.43	1.67	0.83	2.51	(0.04)	0.19
0.39	1.59	0.75	2.47	(0.09)	0.12

—	—	—	—	(0.02)	—
(2.17)	(1.78)	(1.22)	—	(1.06)	(1.83)
(2.17)	(1.78)	(1.22)	—	(1.08)	(1.83)
8.10	9.88	10.07	10.54	8.07	9.24
$ 18,046	$ 20,891	$ 16,929	$ 20,121	$ 17,167	$ 24,647

3.53% [c]	20.83%	7.57%	30.61%	(1.05)%	1.21%
1.29 [d]	1.27	1.25	1.25	1.22	1.21
1.25 [d]	1.26	1.24	1.24	1.22	1.21
(0.82) [d]	(0.85)	(0.72)	(0.48)	(0.68)	(0.71)
62 [c]	70	85	87	84	82
57

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR MID CAP VALUE FUND
	Retirement Class
	6-Month Period Ended April 30, 2020	Year Ended October 31,
		2019	2018	2017	2016 [f]
	(Unaudited)
Net asset value beginning of period	$ 20.82	$ 21.39	$ 23.33	$ 20.17	$ 18.36
Income from Investment Operations
Net investment income/(loss)[a,e]	0.23	0.48	0.50	0.40	0.28
Net realized and unrealized gains/(losses) on investments	(5.67)	0.47	(1.52)	3.43	1.53
Total from investment operations	(5.44)	0.95	(1.02)	3.83	1.81
Less Distributions
Dividends from net investment income	(0.54)	(0.37)	(0.33)	(0.36)	—
Distributions from net realized capital gains	(0.15)	(1.15)	(0.59)	(0.31)	—
Total distributions	(0.69)	(1.52)	(0.92)	(0.67)	—
Net asset value end of period	14.69	20.82	21.39	23.33	20.17
Net assets end of period (000s)	$53,231	$102,945	$103,552	$89,942	$14,999
Ratios and Supplemental Data (%)
Total return[b]	(27.16)% [c]	5.53%	(4.75)%	19.22%	9.86% [c]
Ratio of total expenses to average net assets^	0.82 [d]	0.80	0.79	0.80	0.82 [d]
Ratio of net expenses to average net assets[a]	0.80 [d]	0.77	0.76	0.77	0.79 [d]
Ratio of net investment income to average net assets[a]	2.49 [d]	2.39	2.15	1.79	2.11 [d]
Portfolio turnover	4 [c]	11	24	22	18 [c]

	Administrative Class
	6-Month Period Ended April 30, 2020	Year Ended October 31,
		2019	2018	2017	2016	2015
	(Unaudited)
Net asset value beginning of period	$ 20.98	$ 21.52	$ 23.47	$ 20.30	$ 20.40	$ 20.47
Income from Investment Operations
Net investment income/(loss)[a,e]	0.20	0.42	0.43	0.34	0.40	0.29
Net realized and unrealized gains/(losses) on investments	(5.74)	0.48	(1.54)	3.45	0.07	(0.07)
Total from investment operations	(5.54)	0.90	(1.11)	3.79	0.47	0.22
Less Distributions
Dividends from net investment income	(0.44)	(0.29)	(0.25)	(0.31)	(0.22)	(0.16)
Distributions from net realized capital gains	(0.15)	(1.15)	(0.59)	(0.31)	(0.35)	(0.13)
Total distributions	(0.59)	(1.44)	(0.84)	(0.62)	(0.57)	(0.29)
Net asset value end of period	14.85	20.98	21.52	23.47	20.30	20.40
Net assets end of period (000s)	$ 6,542	$18,508	$42,557	$48,809	$40,992	$28,929
Ratios and Supplemental Data (%)
Total return[b]	(27.28)% [c]	5.19%	(5.06)%	18.84%	2.54%	1.05%
Ratio of total expenses to average net assets^	1.15 [d]	1.13	1.12	1.12	1.11	1.11
Ratio of net expenses to average net assets[a]	1.13 [d]	1.10	1.08	1.09	1.09	1.11
Ratio of net investment income to average net assets[a]	2.07 [d]	2.08	1.83	1.51	2.03	1.41
Portfolio turnover	4 [c]	11	24	22	18	12
See page 68 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

58

Institutional Class
6-Month Period Ended April 30, 2020	Year Ended October 31,
	2019	2018	2017	2016	2015
(Unaudited)
$ 20.82	$ 21.38	$ 23.33	$ 20.17	$ 20.27	$ 20.32

0.22	0.47	0.49	0.39	0.44	0.34
(5.69)	0.47	(1.54)	3.43	0.08	(0.07)
(5.47)	0.94	(1.05)	3.82	0.52	0.27

(0.51)	(0.35)	(0.31)	(0.35)	(0.27)	(0.19)
(0.15)	(1.15)	(0.59)	(0.31)	(0.35)	(0.13)
(0.66)	(1.50)	(0.90)	(0.66)	(0.62)	(0.32)
14.69	20.82	21.38	23.33	20.17	20.27
$283,016	$520,629	$714,309	$739,122	$600,800	$484,078

(27.24)% [c]	5.48%	(4.85)%	19.16%	2.81%	1.32%
0.90 [d]	0.88	0.87	0.87	0.86	0.86
0.88 [d]	0.85	0.83	0.84	0.84	0.86
2.39 [d]	2.33	2.09	1.76	2.28	1.66
4 [c]	11	24	22	18	12

Investor Class
6-Month Period Ended April 30, 2020	Year Ended October 31,
	2019	2018	2017	2016	2015
(Unaudited)
$ 20.78	$ 21.31	$ 23.23	$ 20.09	$ 20.19	$ 20.27

0.19	0.39	0.40	0.31	0.37	0.27
(5.70)	0.48	(1.53)	3.41	0.08	(0.08)
(5.51)	0.87	(1.13)	3.72	0.45	0.19

(0.43)	(0.25)	(0.20)	(0.27)	(0.20)	(0.14)
(0.15)	(1.15)	(0.59)	(0.31)	(0.35)	(0.13)
(0.58)	(1.40)	(0.79)	(0.58)	(0.55)	(0.27)
14.69	20.78	21.31	23.23	20.09	20.19
$ 36,099	$ 58,928	$ 82,539	$110,094	$152,358	$165,642

(27.37)% [c]	5.08%	(5.20)%	18.71%	2.45%	0.93%
1.27 [d]	1.25	1.24	1.24	1.23	1.23
1.25 [d]	1.22	1.20	1.21	1.21	1.23
2.03 [d]	1.95	1.71	1.40	1.92	1.29
4 [c]	11	24	22	18	12
59

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR SMALL CAP GROWTH FUND
	Retirement Class
	6-Month Period Ended April 30, 2020	Year Ended October 31,
		2019	2018	2017	2016 [f]
	(Unaudited)
Net asset value beginning of period	$ 13.18	$ 14.39	$ 15.08	$ 11.95	$ 10.72
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.01)	(0.01)	(0.05)	(0.04)	(0.02)
Net realized and unrealized gains/(losses) on investments	(0.29)	1.56	0.82	3.23	1.25
Total from investment operations	(0.30)	1.55	0.77	3.19	1.23
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains	(0.48)	(2.76)	(1.46)	(0.06)	—
Total distributions	(0.48)	(2.76)	(1.46)	(0.06)	—
Net asset value end of period	12.40	13.18	14.39	15.08	11.95
Net assets end of period (000s)	$264,156	$281,603	$306,026	$189,516	$54,634
Ratios and Supplemental Data (%)
Total return[b]	(2.63)% [c]	16.23%	5.11%	26.78%	11.47% [c]
Ratio of total expenses to average net assets^	0.81 [d]	0.80	0.79	0.79	0.81 [d]
Ratio of net expenses to average net assets[a]	0.80 [d]	0.80	0.79	0.79	0.80 [d]
Ratio of net investment income to average net assets[a]	(0.17) [d]	(0.12)	(0.33)	(0.26)	(0.27) [d]
Portfolio turnover	53 [c]	74	99	83	89 [c]

	Administrative Class
	6-Month Period Ended April 30, 2020	Year Ended October 31,
		2019	2018	2017	2016	2015
	(Unaudited)
Net asset value beginning of period	$11.98	$13.39	$14.17	$11.30	$13.04	$14.89
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.03)	(0.05)	(0.09)	(0.07)	(0.05)	(0.07)
Net realized and unrealized gains/(losses) on investments	(0.26)	1.40	0.77	3.00	(0.11)	0.54
Total from investment operations	(0.29)	1.35	0.68	2.93	(0.16)	0.47
Less Distributions
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized capital gains	(0.48)	(2.76)	(1.46)	(0.06)	(1.58)	(2.32)
Total distributions	(0.48)	(2.76)	(1.46)	(0.06)	(1.58)	(2.32)
Net asset value end of period	11.21	11.98	13.39	14.17	11.30	13.04
Net assets end of period (000s)	$ 523	$ 395	$ 769	$ 719	$ 686	$ 877
Ratios and Supplemental Data (%)
Total return[b]	(2.82)% [c]	15.87%	4.76%	26.02%	(1.29)%	3.12%
Ratio of total expenses to average net assets^	1.14 [d]	1.13	1.12	1.11	1.10	1.09
Ratio of net expenses to average net assets[a]	1.13 [d]	1.12	1.11	1.10	1.10	1.08
Ratio of net investment income to average net assets[a]	(0.51) [d]	(0.44)	(0.65)	(0.56)	(0.46)	(0.47)
Portfolio turnover	53 [c]	74	99	83	89	78
See page 68 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

60

Institutional Class
6-Month Period Ended April 30, 2020	Year Ended October 31,
	2019	2018	2017	2016	2015
(Unaudited)
$ 13.13	$ 14.35	$ 15.06	$ 11.94	$ 13.65	$ 15.45

(0.02)	(0.03)	(0.06)	(0.04)	(0.02)	(0.03)
(0.28)	1.57	0.81	3.22	(0.11)	0.55
(0.30)	1.54	0.75	3.18	(0.13)	0.52

—	—	—	—	—	—
(0.48)	(2.76)	(1.46)	(0.06)	(1.58)	(2.32)
(0.48)	(2.76)	(1.46)	(0.06)	(1.58)	(2.32)
12.35	13.13	14.35	15.06	11.94	13.65
$425,307	$440,553	$400,389	$509,889	$523,888	$587,761

(2.64)% [c]	16.18%	4.97%	26.72%	(0.99)%	3.35%
0.89 [d]	0.88	0.87	0.86	0.85	0.84
0.88 [d]	0.87	0.86	0.85	0.85	0.83
(0.25) [d]	(0.20)	(0.40)	(0.30)	(0.21)	(0.22)
53 [c]	74	99	83	89	78

Investor Class
6-Month Period Ended April 30, 2020	Year Ended October 31,
	2019	2018	2017	2016	2015
(Unaudited)
$ 11.28	$ 12.79	$ 13.62	$ 10.84	$ 12.59	$ 14.47

(0.04)	(0.06)	(0.11)	(0.08)	(0.06)	(0.08)
(0.24)	1.31	0.74	2.92	(0.11)	0.52
(0.28)	1.25	0.63	2.84	(0.17)	0.44

—	—	—	—	—	—
(0.48)	(2.76)	(1.46)	(0.06)	(1.58)	(2.32)
(0.48)	(2.76)	(1.46)	(0.06)	(1.58)	(2.32)
10.52	11.28	12.79	13.62	10.84	12.59
$ 8,695	$ 6,670	$ 7,076	$ 7,913	$ 8,401	$ 11,660

(2.90)% [c]	15.81%	4.58%	26.29%	(1.44)%	2.98%
1.26 [d]	1.25	1.24	1.23	1.22	1.21
1.25 [d]	1.24	1.23	1.22	1.22	1.20
(0.63) [d]	(0.57)	(0.77)	(0.67)	(0.58)	(0.59)
53 [c]	74	99	83	89	78
61

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR SMALL CAP GROWTH OPPORTUNITIES FUND
	Retirement Class
	6-Month Period Ended April 30, 2020	Year Ended October 31,
		2019	2018	2017	2016 [f]
	(Unaudited)
Net asset value beginning of period	$ 9.70	$ 13.14	$ 12.61	$ 10.24	$ 9.04
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.03)	(0.05)	(0.07)	(0.07)	(0.04)
Net realized and unrealized gains/(losses) on investments	(0.70)	(0.72)	1.35	2.44	1.24
Total from investment operations	(0.73)	(0.77)	1.28	2.37	1.20
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains	(0.33)	(2.67)	(0.75)	—	—
Total distributions	(0.33)	(2.67)	(0.75)	—	—
Net asset value end of period	8.64	9.70	13.14	12.61	10.24
Net assets end of period (000s)	$33,715	$37,884	$39,139	$47,569	$20,230
Ratios and Supplemental Data (%)
Total return[b]	(8.10)% [c]	(4.17)%	10.53%	23.14%	13.27% [c]
Ratio of total expenses to average net assets^	0.96 [d]	0.83	0.80	0.81	0.85 [d]
Ratio of net expenses to average net assets[a]	0.96 [d]	0.82	0.80	0.81	0.84 [d]
Ratio of net investment income to average net assets[a]	(0.64) [d]	(0.47)	(0.55)	(0.57)	(0.60) [d]
Portfolio turnover	24 [c]	68	71	67	85 [c]

	Administrative Class
	6-Month Period Ended April 30, 2020	Year Ended October 31,
		2019	2018	2017	2016	2015
	(Unaudited)
Net asset value beginning of period	$ 9.56	$13.03	$12.54	$10.22	$10.27	$10.75
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.05)	(0.08)	(0.11)	(0.12)	(0.07)	(0.09)
Net realized and unrealized gains/(losses) on investments	(0.67)	(0.72)	1.35	2.44	0.37	(0.34)
Total from investment operations	(0.72)	(0.80)	1.24	2.32	0.30	(0.43)
Less Distributions
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized capital gains	(0.33)	(2.67)	(0.75)	—	(0.35)	(0.05)
Total distributions	(0.33)	(2.67)	(0.75)	—	(0.35)	(0.05)
Net asset value end of period	8.51	9.56	13.03	12.54	10.22	10.27
Net assets end of period (000s)	$ 192	$1,667	$1,792	$1,308	$ 143	$3,006
Ratios and Supplemental Data (%)
Total return[b]	(8.12)% [c]	(4.50)%	10.26%	22.70%	2.94%	(3.98)%
Ratio of total expenses to average net assets^	1.29 [d]	1.16	1.12	1.13	1.14	1.15
Ratio of net expenses to average net assets[a]	1.29 [d]	1.15	1.11	1.13	1.13	1.15
Ratio of net investment income to average net assets[a]	(0.99) [d]	(0.80)	(0.86)	(0.96)	(0.69)	(0.80)
Portfolio turnover	24 [c]	68	71	67	85	103
See page 68 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

62

Institutional Class
6-Month Period Ended April 30, 2020	Year Ended October 31,
	2019	2018	2017	2016	2015
(Unaudited)
$ 9.67	$ 13.12	$ 12.59	$ 10.23	$ 10.31	$ 10.77

(0.03)	(0.05)	(0.08)	(0.07)	(0.05)	(0.06)
(0.70)	(0.73)	1.36	2.43	0.32	(0.35)
(0.73)	(0.78)	1.28	2.36	0.27	(0.41)

—	—	—	—	—	—
(0.33)	(2.67)	(0.75)	—	(0.35)	(0.05)
(0.33)	(2.67)	(0.75)	—	(0.35)	(0.05)
8.61	9.67	13.12	12.59	10.23	10.31
$126,273	$154,965	$244,140	$254,925	$169,718	$205,007

(8.13)% [c]	(4.27)%	10.55%	23.07%	2.62%	(3.78)%
1.04 [d]	0.91	0.88	0.88	0.89	0.90
1.04 [d]	0.90	0.87	0.88	0.89	0.90
(0.72) [d]	(0.53)	(0.62)	(0.61)	(0.48)	(0.55)
24 [c]	68	71	67	85	103

Investor Class
6-Month Period Ended April 30, 2020	Year Ended October 31,
	2019	2018	2017	2016	2015
(Unaudited)
$ 9.40	$ 12.87	$ 12.41	$ 10.12	$ 10.24	$ 10.74

(0.05)	(0.09)	(0.13)	(0.11)	(0.09)	(0.09)
(0.68)	(0.71)	1.34	2.40	0.32	(0.36)
(0.73)	(0.80)	1.21	2.29	0.23	(0.45)

—	—	—	—	—	—
(0.33)	(2.67)	(0.75)	—	(0.35)	(0.05)
(0.33)	(2.67)	(0.75)	—	(0.35)	(0.05)
8.34	9.40	12.87	12.41	10.12	10.24
$ 305	$ 360	$ 691	$ 1,167	$ 871	$ 599

(8.37)% [c]	(4.58)%	10.12%	22.63%	2.24%	(4.17)%
1.41 [d]	1.28	1.25	1.25	1.26	1.27
1.41 [d]	1.27	1.24	1.25	1.26	1.27
(1.09) [d]	(0.91)	(0.99)	(0.99)	(0.87)	(0.86)
24 [c]	68	71	67	85	103
63

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR SMALL CAP VALUE FUND
	Retirement Class
	6-Month Period Ended April 30, 2020	Year Ended October 31,
		2019	2018	2017	2016 [f]
	(Unaudited)
Net asset value beginning of period	$ 33.55	$ 33.60	$ 36.16	$ 27.29	$23.91
Income from Investment Operations
Net investment income/(loss)[a,e]	0.10	0.21	0.17	0.06	0.05
Net realized and unrealized gains/(losses) on investments	(5.52)	2.84	(1.98)	8.94	3.33
Total from investment operations	(5.42)	3.05	(1.81)	9.00	3.38
Less Distributions
Dividends from net investment income	(0.20)	(0.15)	(0.06)	(0.13)	—
Distributions from net realized capital gains	(0.32)	(2.95)	(0.69)	—	—
Total distributions	(0.52)	(3.10)	(0.75)	(0.13)	—
Net asset value end of period	27.61	33.55	33.60	36.16	27.29
Net assets end of period (000s)	$238,898	$230,861	$155,036	$57,196	$2,529
Ratios and Supplemental Data (%)
Total return[b]	(16.47)% [c]	10.98%	(5.18)%	33.06%	14.14% [c]
Ratio of total expenses to average net assets^	0.80 [d]	0.80	0.79	0.81	0.82 [d]
Ratio of net expenses to average net assets[a]	0.80 [d]	0.80	0.79	0.81	0.81 [d]
Ratio of net investment income to average net assets[a]	0.62 [d]	0.67	0.45	0.17	0.27 [d]
Portfolio turnover	6 [c]	27	22	8	10 [c]

	Administrative Class
	6-Month Period Ended April 30, 2020	Year Ended October 31,
		2019	2018	2017	2016	2015
	(Unaudited)
Net asset value beginning of period	$ 33.30	$33.36	$35.97	$27.16	$26.07	$27.05
Income from Investment Operations
Net investment income/(loss)[a,e]	0.03	0.11	0.06	(0.02)	0.05	0.06
Net realized and unrealized gains/(losses) on investments	(5.47)	2.82	(1.98)	8.88	1.93	(0.13)
Total from investment operations	(5.44)	2.93	(1.92)	8.86	1.98	(0.07)
Less Distributions
Dividends from net investment income	(0.10)	(0.04)	—	(0.05)	—	—
Distributions from net realized capital gains	(0.32)	(2.95)	(0.69)	—	(0.89)	(0.91)
Total distributions	(0.42)	(2.99)	(0.69)	(0.05)	(0.89)	(0.91)
Net asset value end of period	27.44	33.30	33.36	35.97	27.16	26.07
Net assets end of period (000s)	$10,530	$6,537	$7,253	$4,462	$1,360	$1,144
Ratios and Supplemental Data (%)
Total return[b]	(16.60)% [c]	10.59%	(5.50)%	32.67%	7.93%	(0.28)%
Ratio of total expenses to average net assets^	1.13 [d]	1.13	1.12	1.13	1.11	1.10
Ratio of net expenses to average net assets[a]	1.13 [d]	1.12	1.11	1.12	1.11	1.10
Ratio of net investment income to average net assets[a]	0.21 [d]	0.35	0.16	(0.05)	0.21	0.21
Portfolio turnover	6 [c]	27	22	8	10	17
See page 68 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

64

Institutional Class
6-Month Period Ended April 30, 2020	Year Ended October 31,
	2019	2018	2017	2016	2015
(Unaudited)
$ 33.53	$ 33.57	$ 36.14	$ 27.27	$ 26.21	$ 27.17

0.08	0.19	0.15	0.08	0.12	0.10
(5.50)	2.84	(2.00)	8.90	1.92	(0.09)
(5.42)	3.03	(1.85)	8.98	2.04	0.01

(0.18)	(0.12)	(0.03)	(0.11)	(0.09)	(0.06)
(0.32)	(2.95)	(0.69)	—	(0.89)	(0.91)
(0.50)	(3.07)	(0.72)	(0.11)	(0.98)	(0.97)
27.61	33.53	33.57	36.14	27.27	26.21
$1,130,300	$1,346,098	$1,149,857	$1,081,412	$738,705	$827,423

(16.49)% [c]	10.91%	(5.28)%	33.00%	8.18%	0.01%
0.88 [d]	0.88	0.87	0.88	0.86	0.85
0.88 [d]	0.87	0.86	0.87	0.86	0.85
0.54 [d]	0.60	0.40	0.24	0.48	0.38
6 [c]	27	22	8	10	17

Investor Class
6-Month Period Ended April 30, 2020	Year Ended October 31,
	2019	2018	2017	2016	2015
(Unaudited)
$ 32.56	$ 32.68	$ 35.29	$ 26.65	$ 25.63	$ 26.63

0.03	0.08	0.01	(0.05)	0.03	0.01
(5.37)	2.75	(1.93)	8.71	1.88	(0.10)
(5.34)	2.83	(1.92)	8.66	1.91	(0.09)

(0.05)	—	—	(0.02)	—	—
(0.32)	(2.95)	(0.69)	—	(0.89)	(0.91)
(0.37)	(2.95)	(0.69)	(0.02)	(0.89)	(0.91)
26.85	32.56	32.68	35.29	26.65	25.63
$ 41,408	$ 57,931	$ 70,819	$ 37,548	$ 17,775	$ 16,797

(16.65)% [c]	10.48%	(5.60)%	32.49%	7.79%	(0.37)%
1.25 [d]	1.25	1.24	1.25	1.23	1.22
1.25 [d]	1.24	1.23	1.24	1.23	1.22
0.19 [d]	0.24	0.03	(0.16)	0.10	0.02
6 [c]	27	22	8	10	17
65

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR STRATEGIC GROWTH FUND
	Retirement Class
	6-Month Period Ended April 30, 2020	Year Ended October 31,			Year Ended June 30,
		2019	2018	2017 [h]	2017 [g]
	(Unaudited)
Net asset value beginning of period	$22.31	$19.65	$18.86	$17.67	$16.76
Income from Investment Operations
Net investment income/(loss)[a,e]	0.07	0.12	0.07	0.05	0.03
Net realized and unrealized gains/(losses) on investments	(0.41)	3.10	1.11	1.14	0.88
Total from investment operations	(0.34)	3.22	1.18	1.19	0.91
Less Distributions
Dividends from net investment income	(0.11)	(0.08)	(0.04)	—	—
Distributions from net realized capital gains	(0.31)	(0.48)	(0.35)	—	—
Total distributions	(0.42)	(0.56)	(0.39)	—	—
Proceeds from redemption fees	N/A	N/A	N/A	N/A	N/A
Net asset value end of period	21.55	22.31	19.65	18.86	17.67
Net assets end of period (000s)	$5,082	$5,152	$3,584	$ 435	$ 316
Ratios and Supplemental Data (%)
Total return[b]	(1.64)% [c]	17.04%	6.34%	6.73% [c]	5.43% [c]
Ratio of total expenses to average net assets^	0.72 [d]	0.71	0.76	1.10 [d]	1.52 [d]
Ratio of net expenses to average net assets[a]	0.63 [d]	0.63	0.62	0.62 [d]	0.62 [d]
Ratio of net investment income to average net assets[a]	0.64 [d]	0.60	0.33	0.42 [d]	0.58 [d]
Portfolio turnover	17 [c]	26	15	9 [c]	21 [c]

	Administrative Class
	6-Month Period Ended April 30, 2020	Year Ended October 31,			Year Ended June 30,
		2019	2018	2017 [h]	2017 [g]
	(Unaudited)
Net asset value beginning of period	$22.24	$19.58	$18.82	$17.65	$16.76
Income from Investment Operations
Net investment income/(loss)[a,e]	0.03	0.05	0.01	0.01	0.01
Net realized and unrealized gains/(losses) on investments	(0.42)	3.10	1.10	1.16	0.88
Total from investment operations	(0.39)	3.15	1.11	1.17	0.89
Less Distributions
Dividends from net investment income	(0.04)	(0.01)	—	—	—
Distributions from net realized capital gains	(0.31)	(0.48)	(0.35)	—	—
Total distributions	(0.35)	(0.49)	(0.35)	—	—
Net asset value end of period	21.50	22.24	19.58	18.82	17.65
Net assets end of period (000s)	$ 18	$ 18	$ 16	$ 12	$ 11
Ratios and Supplemental Data (%)
Total return[b]	(1.85)% [c]	16.70%	5.96%	6.63% [c]	5.31% [c]
Ratio of total expenses to average net assets^	1.05 [d]	1.04	1.09	1.43 [d]	1.93 [d]
Ratio of net expenses to average net assets[a]	0.96 [d]	0.96	0.95	0.95 [d]	0.95 [d]
Ratio of net investment income to average net assets[a]	0.30 [d]	0.26	0.03	0.10 [d]	0.19 [d]
Portfolio turnover	17 [c]	26	15	9 [c]	21 [c]
See page 68 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

66

Institutional Class
6-Month Period Ended April 30, 2020	Year Ended October 31,			Year Ended June 30,
	2019	2018	2017 [h]	2017	2016	2015
(Unaudited)
$ 22.28	$ 19.63	$ 18.85	$ 17.66	$ 15.54	$ 15.39	$ 15.41

0.06	0.11	0.06	0.03	0.12	0.03	0.04
(0.41)	3.08	1.11	1.16	2.22	0.63	1.11
(0.35)	3.19	1.17	1.19	2.34	0.66	1.15

(0.09)	(0.06)	(0.04)	—	(0.11)	(0.01)	(0.06)
(0.31)	(0.48)	(0.35)	—	(0.11)	(0.50)	(1.11)
(0.40)	(0.54)	(0.39)	—	(0.22)	(0.51)	(1.17)
N/A	N/A	N/A	N/A	— *	— *	— *
21.53	22.28	19.63	18.85	17.66	15.54	15.39
$96,263	$106,463	$66,197	$56,026	$31,866	$25,388	$20,540

(1.66)% [c]	16.91%	6.26%	6.74%	15.21%	4.44%	7.67%
0.80 [d]	0.79	0.84	1.18	1.48	1.74	2.23
0.71 [d]	0.71	0.70	0.70	0.83	0.90	0.90
0.56 [d]	0.51	0.28	0.29	0.71	0.19	0.18
17 [c]	26	15	9	21	40	33

Investor Class
6-Month Period Ended April 30, 2020	Year Ended October 31,			Year Ended June 30,
	2019	2018	2017 [h]	2017 [g]
(Unaudited)
$21.87	$19.54	$18.81	$17.64	$16.76

0.02	0.03	(0.02)	0.02	0.01
(0.41)	2.79	1.10	1.15	0.87
(0.39)	2.82	1.08	1.17	0.88

(0.01)	(0.01)	—	—	—
(0.31)	(0.48)	(0.35)	—	—
(0.32)	(0.49)	(0.35)	—	—
21.16	21.87	19.54	18.81	17.64
$ 538	$ 417	$ 322	$ 75	$ 22

(1.84)% [c]	14.99%	5.80%	6.63% [c]	5.25% [c]
1.17 [d]	1.16	1.21	1.55 [d]	2.03 [d]
1.08 [d]	1.08	1.07	1.07 [d]	1.07 [d]
0.14 [d]	0.14	(0.11)	0.05 [d]	0.13 [d]
17 [c]	26	15	9 [c]	21 [c]
67

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

*	Less than $0.01
^	Percentage does not reflect reduction for credit balance arrangements (see the “Custodian” section in Note 2 of the accompanying Notes to Financial Statements)
a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses
b	The total returns would have been lower had certain expenses not been waived during the periods shown.
c	Unannualized
d	Annualized
e	Amounts are based on daily average shares outstanding during the period.
f	For the period March 1, 2016 (inception) through October 31, 2016
g	For the period March 6, 2017 (commencement of operations) through June 30, 2017
h	For the period July 1, 2017 through October 31, 2017
i	For the period December 1, 2019 (inception) through April 30, 2020
The accompanying notes are an integral part of the Financial Statements.

68

Harbor Domestic Equity Funds
Notes to Financial Statements—April 30, 2020 (Unaudited)

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. As of April 30, 2020, the Trust consists of 38 separate portfolios. The portfolios covered by this report are: Harbor Capital Appreciation Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Fund, Harbor Mid Cap Growth Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Growth Fund, Harbor Small Cap Growth Opportunities Fund, Harbor Small Cap Value Fund, and Harbor Strategic Growth Fund (individually or collectively referred to as a “Fund” or the “Funds," respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.
The Funds currently offer four classes of shares, designated as Retirement Class, Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the Funds and have equal rights with respect to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission (“SEC”) and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
The Trust’s valuation procedures permit the Funds to use a variety of valuation methodologies, consider a number of subjective factors, analyze applicable facts and circumstances and, in general, exercise judgment, when valuing Fund investments. The methodology used for a specific type of investment may vary based on the circumstances and relevant considerations, including available market data.
Equity securities (including common stock, preferred stock, and convertible preferred stock), exchange-traded funds and financial derivative instruments (such as futures contracts, options contracts, including rights and warrants and centrally cleared swap agreements) that are traded or cleared on a national securities exchange or system (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded or cleared as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section.
Short-term securities with a remaining maturity of less than 60 days at the time of acquisition that are held by a Fund are valued at amortized cost to the extent amortized cost represents fair value. Such securities are normally categorized as Level 2 in the fair value hierarchy.
Over-the-counter financial derivative instruments, such as forward currency contracts, options contracts, and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing vendor, the Fund’s subadviser provides a valuation, typically
69

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing vendor or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.
A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing vendor to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy.
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2, and Level 3. The inputs or methodologies used for valuing securities are not necessarily indicative of the risk associated with investing in those securities. The assignment of an investment to Levels 1, 2, or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include each Fund’s own assumptions.
The categorization of investments into Levels 1, 2, or 3, and a summary of significant unobservable inputs used for Level 3 investments, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule. For fair valuations using significant unobservable inputs, if any, a reconciliation of the beginning to ending balances for reported fair values is provided at the end of each Fund’s Portfolio of Investments schedule that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period.
Each Fund used observable inputs in its valuation methodologies whenever they were available and deemed reliable.
Investment Income
Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities are amortized over the life of the respective securities
70

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
(except for premiums on certain callable debt securities that are amortized to the earliest call date) using the effective yield method. Distributions from real estate investment trust securities are recorded as dividend income, and may be reclassified as capital gains and/or return of capital, based on the information reported by the issuer, when available.
Expenses
Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
Class Allocations
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the expense rate(s) applicable to each class.
Securities Transactions
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
Taxes
Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
Each Fund may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2016–2018), including all positions expected to be taken upon filing the 2019 tax return (if applicable), in all material jurisdictions where each Fund operates, and has concluded that no provision for income tax is required in the Funds’ financial statements. Each Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
Custodian
Each Fund has credit balance arrangements with its custodian whereby positive balances in demand deposit accounts used by the transfer and shareholder servicing agent for clearing shareholder transactions in the Fund generate credits that are applied against gross custody expenses. Such custodial expense reductions, if any, are reflected on the  respective Fund’s accompanying Statement of Operations.
71

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Foreign Currency Contracts
A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. A forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date.
Foreign currency contracts are marked-to-market daily and any change in fair value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.
During the period, Harbor Capital Appreciation Fund and Harbor Mid Cap Growth Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.
Foreign Currency Translations
Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, when applicable, are translated into U.S. dollars based on the current exchange rates at period end.
Reported net realized gains and losses on foreign currency transactions, when applicable, represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities, when applicable, are included in the net realized and unrealized gain or loss on investments in the Statements of Operations.
Proceeds from Litigation
Each Fund may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/(loss) if the security has been disposed of by a Fund, or in unrealized gain/(loss) if the security is still held by a Fund.
Repurchase Agreements
In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to a Fund to close out the repurchase agreement. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by a Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), a Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. A Fund seeks to further mitigate its counterparty risk by entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default, including bankruptcy, a Fund may terminate any repurchase agreements with that counterparty, determine the net amount owned, and sell or retain the collateral up to the net amount owed to a Fund. A counterparty’s default may cause a Fund to suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the terms of the master repurchase agreement.
During the period, Harbor Mid Cap Growth Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities.
72

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 3—Investment Portfolio Transactions
Investment Portfolio Transactions
Purchases and sales of investments, other than short-term securities, for each Fund for the six-month period ended April 30, 2020 are as follows:
	Purchases (000s)	Sales (000s)
Harbor Capital Appreciation Fund	$8,149,040	$10,533,058*
Harbor Large Cap Value Fund	280,372	231,525
Harbor Mid Cap Fund	10,548	469
Harbor Mid Cap Growth Fund	150,277	172,166
Harbor Mid Cap Value Fund	19,904	174,920
Harbor Small Cap Growth Fund	373,954	410,419
Harbor Small Cap Growth Opportunities Fund	43,999	68,920
Harbor Small Cap Value Fund	165,561	91,226
Harbor Strategic Growth Fund	20,402	17,378

*	Sales for this Fund include $202,061 in connection with in-kind redemptions of the Fund’s capital shares.
In-Kind Redemption Transactions
In accordance with the Trust’s prospectus, the Funds may distribute portfolio securities rather than cash as payment for a redemption of Fund shares. For financial reporting purposes, the Fund recognizes a gain or loss on the securities distributed related to the in-kind redemption. Such Fund-level gains and losses on in-kind redemptions are not taxable to shareholders. For the six-month period ended April 30, 2020, Harbor Capital Appreciation Fund realized gains of $132,216,000 upon the disposition of portfolio securities in connection with in-kind redemptions of the Fund’s shares. There were no in-kind redemptions from the Funds for the year ended October 31, 2019.
Note 4—FEES AND OTHER Transactions with Affiliates
Investment Adviser
Harbor Capital is a wholly-owned subsidiary of ORIX Corporation. Harbor Capital is the Funds’ investment adviser and is also responsible for administrative and other services.
Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for management fees based on an annual percentage rate of average daily net assets as follows:
	Contractual Rate	Actual Rate
Harbor Capital Appreciation Fund	0.60% [a]	0.55%
Harbor Large Cap Value Fund	0.60 [b]	0.60
Harbor Mid Cap Fund	0.75	0.75
Harbor Mid Cap Growth Fund	0.75 [c]	0.72
Harbor Mid Cap Value Fund	0.75 [d]	0.73
Harbor Small Cap Growth Fund	0.75	0.75
Harbor Small Cap Growth Opportunities Fund	0.75	0.75
Harbor Small Cap Value Fund	0.75	0.75
Harbor Strategic Growth Fund	0.60	0.60

a	The Adviser has contractually agreed to reduce the management fee to 0.56% on assets between $5 billion and $10 billion, 0.54% on assets between $10 billion and $20 billion and 0.53% on assets over $20 billion through February 28, 2021.
b	For the period November 1, 2019 through February 29, 2020, the management fee was 0.60%. Effective March 1, 2020, the management fee is 0.60% on assets up to $4 billion and 0.55% on assets over $4 billion.
c	The Adviser has contractually agreed to reduce the management fee to 0.72% through February 28, 2021.
d	The Adviser has contractually agreed to reduce the management fee to 0.70% on assets between $350 million and $1 billion and 0.65% on assets over $1 billion through February 28, 2021.
73

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations. Interest expense, if any, is excluded from contractual limitations. During the period, the following expense limitation agreements were in effect:
	Retirement Class	Institutional Class	Administrative Class	Investor Class	Expense Limitation Agreement Expiration Date
Harbor Large Cap Value Fund	0.61%	0.69%	0.94%	1.06%	02/28/2021
Harbor Mid Cap Fund	0.80	0.88	1.13	1.25	02/28/2021
Harbor Strategic Growth Fund	0.63	0.71	0.96	1.08	02/28/2021
All expense limitation agreements include the transfer agent fee waiver discussed in the Transfer Agent note.
Distributor
Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plan pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (each, a “12b-1 Plan”) as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. Pursuant to each 12b-1 Plan, the Distributor is compensated for financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of each Fund or for recordkeeping services or the servicing of shareholder accounts in a Administrative and Investor Class shares of each Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.
Amounts payable by a Fund under each 12b-1 Plan need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. Each 12b-1 Plan does not obligate each Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under each 12b-1 Plan. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, each Fund will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
The fees attributable to each Fund’s respective class are shown on the accompanying Statements of Operations.
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:
Transfer Agent Fees
Retirement Class	0.02% of the average daily net assets of all Retirement Class shares
Institutional Class	0.10% of the average daily net assets of all Institutional Class shares
Administrative Class	0.10% of the average daily net assets of all Administrative Class shares
Investor Class	0.22% of the average daily net assets of all Investor Class shares
Harbor Services Group has voluntarily waived a portion of its transfer agent fees during the six-month period ended April 30, 2020. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.
74

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Affiliated Transactions
The Investment Company Act permits purchase and sale transactions among affiliated investment companies subject to an exemptive rule. Harbor Funds has adopted policies and procedures pursuant to such rule. During the six-month period, the Funds did not enter into any transactions with any other Harbor fund.
Shareholders
On April 30, 2020, Harbor Capital and its wholly owned subsidiaries collectively held the following shares of beneficial interest in each of the following Funds:
	Number of Shares Owned by Harbor Capital and Subsidiaries					Percentage of Outstanding Shares
	Retirement Class	Institutional Class	Administrative Class	Investor Class	Total
Harbor Capital Aprreciation Fund	36,905	—	—	—	36,905	0.0%
Harbor Large Cap Value Fund	79,788	—	—	—	79,788	0.1
Harbor Mid Cap Fund	473,776	473,745	—	3,001	956,627	93.3
Harbor Mid Cap Growth Fund	144,185	—	—	—	144,185	0.5
Harbor Mid Cap Value Fund	62,180	—	—	—	62,180	0.2
Harbor Small Cap Growth Fund	78,143	—	—	—	78,143	0.1
Harbor Small Cap Growth Opportunities Fund	24,179	—	—	—	24,179	0.1
Harbor Small Cap Value Fund	35,385	—	—	—	35,385	0.1
Harbor Strategic Growth Fund	42,713	494,220	640	—	537,573	11.4
Independent Trustees
The fees and expenses of the Independent Trustees are included in “Trustees’ fees and expenses” on each Fund’s Statement of Operations.
The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Accrued expenses – Trustees’ fees and expenses” and “Other assets”, respectively, in the Statements of Assets and Liabilities. Such amounts fluctuate with changes in the value of the selected Fund(s). The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
75

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

NOTE 5—TAX INFORMATION
The identified cost for federal income tax purposes of investments owned by each Fund and its respective gross unrealized appreciation and depreciation at April 30, 2020 are as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
Harbor Capital Appreciation Fund	$16,687,765	$13,724,028	$(242,504)	$13,481,524
Harbor Large Cap Value Fund	1,028,432	227,617	(59,834)	167,783
Harbor Mid Cap Fund	9,890	320	(1,231)	(911)
Harbor Mid Cap Growth Fund	206,157	50,794	(6,215)	44,579
Harbor Mid Cap Value Fund	522,723	33,482	(175,930)	(142,448)
Harbor Small Cap Growth Fund	583,924	122,801	(38,892)	83,909
Harbor Small Cap Growth Opportunities Fund	171,204	22,937	(42,261)	(19,324)
Harbor Small Cap Value Fund	1,170,777	359,633	(160,359)	199,274
Harbor Strategic Growth Fund	81,792	22,014	(1,992)	20,022

Note 6—Legal Proceedings
Tribune Company
Harbor Mid Cap Value Fund has been named as a defendant and/or as a putative member of a proposed defendant class in Kirschner v. FitzSimons (In re Tribune Co.), No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”); Deutsche Bank v. Ohlson Enterprises, No. 12-0064 (S.D.N.Y.) (the “Deutsche Bank action”); and Niese v. ABN AMRO Clearing Chicago LLC, No. 12-0555 (S.D.N.Y.) (the “Niese action”), as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. The plaintiffs in these lawsuits have asserted claims for fraudulent conveyance against Harbor Mid Cap Value Fund and other former Tribune shareholders.
All three lawsuits have been consolidated with the majority of the other Tribune-related lawsuits in the multidistrict litigation proceeding In re Tribune Co. Fraudulent Conveyance Litig., No. 11-2296 (S.D.N.Y.) (the “MDL Proceeding”).
On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the Deutsche Bank and Niese actions, on the basis that the plaintiffs lacked standing. The plaintiffs appealed. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal, affirming the district court’s dismissal of those lawsuits. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, as amended (the “Bankruptcy Code”), their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. Plaintiffs sought rehearing en banc, which the Second Circuit denied. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision, which the shareholder defendants opposed. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the court issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020. The motion was denied on February 6, 2020.
On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss and denied plaintiff’s request to amend the complaint. The Court’s order was not immediately appealable. On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The Court denied the plaintiff’s request without prejudice to renewal of the request
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Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 6—Legal Proceedings—Continued
in the event of an intervening change in the law. On March 8, 2018, plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. The shareholder defendants opposed that request. On June 18, 2018, the District Court ordered that the request would be stayed pending further action by the Second Circuit in the still pending appeal, discussed above. On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation within the following two months. On April 9, 2019, the plaintiff filed a motion to amend the complaint to add constructive fraudulent conveyance claims under federal law against certain shareholder defendants. The court denied the motion to amend on April 23, 2019. On June 13, 2019, the court entered judgment pursuant to Federal Rule of Civil Procedure 54(b). On July 12, 2019, Plaintiff filed a notice of appeal with respect to the dismissal of his intentional fraudulent conveyance claim and the District Court’s denial of his motion for leave to amend. Plaintiff filed an opening brief on January 7, 2020. The shareholder defendants’ brief was filed on April 27, 2020. Plaintiff’s reply brief was filed on May 18, 2020.
None of these lawsuits alleges any wrongdoing on the part of Harbor Mid Cap Value Fund. Harbor Mid Cap Value Fund held shares of Tribune and tendered these shares as part of Tribune’s LBO. The value of the proceeds received by Harbor Mid Cap Value Fund was approximately $299,000. Harbor Mid Cap Value Fund’s cost basis in the shares of Tribune was approximately $262,000. At this stage of the proceedings, Harbor Mid Cap Value Fund is not able to make a reliable prediction as to the outcome of these lawsuits or the effect, if any, on the Fund’s net asset value.
Note 7—Subsequent Events
The Board of Trustees approved the reorganization of the Harbor Small Cap Growth Opportunities Fund (the “Target Fund”) into the Harbor Small Cap Growth Fund (the “Acquiring Fund”). The reorganization occurred on the close of business May 15, 2020, and as a result, shareholders of the Target Fund became shareholders of the Acquiring Fund. Additional information related to the reorganization can be found in the supplement to the Fund’s prospectus filed with the SEC on March 30, 2020.
Through the date the financial statements were issued, there were no other subsequent events or transactions that would have materially impacted the financial statements or related disclosures as presented herein.
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Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (if any), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2019 through April 30, 2020.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund/Class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund/Class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020
Harbor Capital Appreciation Fund
Retirement Class	0.58%
Actual		$3.03	$1,000	$1,105.80
Hypothetical (5% return)		2.92	1,000	1,021.91
Institutional Class	0.66%
Actual		$3.45	$1,000	$1,105.40
Hypothetical (5% return)		3.32	1,000	1,021.50
Administrative Class	0.91%
Actual		$4.77	$1,000	$1,104.10
Hypothetical (5% return)		4.57	1,000	1,020.23
Investor Class	1.03%
Actual		$5.38	$1,000	$1,103.40
Hypothetical (5% return)		5.17	1,000	1,019.61
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	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020
Harbor Large Cap Value Fund
Retirement Class	0.61%
Actual		$2.90	$1,000	$ 917.30
Hypothetical (5% return)		3.07	1,000	1,021.75
Institutional Class	0.69%
Actual		$3.29	$1,000	$ 917.00
Hypothetical (5% return)		3.47	1,000	1,021.35
Administrative Class	0.94%
Actual		$4.47	$1,000	$ 915.60
Hypothetical (5% return)		4.72	1,000	1,020.07
Investor Class	1.06%
Actual		$5.05	$1,000	$ 915.30
Hypothetical (5% return)		5.32	1,000	1,019.46
Harbor Mid Cap Fund***
Retirement Class	0.80%
Actual		$3.13	$1,000	$ 888.52
Hypothetical (5% return)		3.33	1,000	1,017.26
Institutional Class	0.88%
Actual		$3.45	$1,000	$ 888.46
Hypothetical (5% return)		3.66	1,000	1,016.92
Investor Class	1.25%
Actual		$4.90	$1,000	$ 887.20
Hypothetical (5% return)		5.20	1,000	1,015.36
Harbor Mid Cap Growth Fund
Retirement Class	0.80%
Actual		$4.06	$1,000	$1,037.90
Hypothetical (5% return)		4.02	1,000	1,020.79
Institutional Class	0.88%
Actual		$4.46	$1,000	$1,036.90
Hypothetical (5% return)		4.42	1,000	1,020.38
Administrative Class	1.13%
Actual		$5.72	$1,000	$1,034.90
Hypothetical (5% return)		5.67	1,000	1,019.10
Investor Class	1.25%
Actual		$6.33	$1,000	$1,035.30
Hypothetical (5% return)		6.27	1,000	1,018.49
Harbor Mid Cap Value Fund
Retirement Class	0.80%
Actual		$3.44	$1,000	$ 728.40
Hypothetical (5% return)		4.02	1,000	1,020.79
Institutional Class	0.88%
Actual		$3.78	$1,000	$ 727.60
Hypothetical (5% return)		4.42	1,000	1,020.38
Administrative Class	1.13%
Actual		$4.85	$1,000	$ 727.20
Hypothetical (5% return)		5.67	1,000	1,019.10
Investor Class	1.25%
Actual		$5.37	$1,000	$ 726.30
Hypothetical (5% return)		6.27	1,000	1,018.49
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	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020
Harbor Small Cap Growth Fund
Retirement Class	0.80%
Actual		$3.93	$1,000	$ 973.70
Hypothetical (5% return)		4.02	1,000	1,020.79
Institutional Class	0.88%
Actual		$4.32	$1,000	$ 973.60
Hypothetical (5% return)		4.42	1,000	1,020.38
Administrative Class	1.13%
Actual		$5.54	$1,000	$ 971.80
Hypothetical (5% return)		5.67	1,000	1,019.10
Investor Class	1.25%
Actual		$6.13	$1,000	$ 971.00
Hypothetical (5% return)		6.27	1,000	1,018.49
Harbor Small Cap Growth Opportunities Fund
Retirement Class	0.96%
Actual		$4.58	$1,000	$ 919.00
Hypothetical (5% return)		4.82	1,000	1,019.97
Institutional Class	1.04%
Actual		$4.96	$1,000	$ 918.70
Hypothetical (5% return)		5.22	1,000	1,019.56
Administrative Class	1.29%
Actual		$6.15	$1,000	$ 918.80
Hypothetical (5% return)		6.47	1,000	1,018.29
Investor Class	1.41%
Actual		$6.72	$1,000	$ 916.30
Hypothetical (5% return)		7.07	1,000	1,017.68
Harbor Small Cap Value Fund
Retirement Class	0.80%
Actual		$3.65	$1,000	$ 835.30
Hypothetical (5% return)		4.02	1,000	1,020.79
Institutional Class	0.88%
Actual		$4.02	$1,000	$ 835.10
Hypothetical (5% return)		4.42	1,000	1,020.38
Administrative Class	1.13%
Actual		$5.15	$1,000	$ 834.00
Hypothetical (5% return)		5.67	1,000	1,019.10
Investor Class	1.25%
Actual		$5.70	$1,000	$ 833.50
Hypothetical (5% return)		6.27	1,000	1,018.49
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	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020
Harbor Strategic Growth Fund
Retirement Class	0.63%
Actual		$3.10	$1,000	$ 983.60
Hypothetical (5% return)		3.17	1,000	1,021.65
Institutional Class	0.71%
Actual		$3.50	$1,000	$ 983.40
Hypothetical (5% return)		3.57	1,000	1,021.25
Administrative Class	0.96%
Actual		$4.73	$1,000	$ 981.50
Hypothetical (5% return)		4.82	1,000	1,019.97
Investor Class	1.08%
Actual		$5.32	$1,000	$ 981.60
Hypothetical (5% return)		5.42	1,000	1,019.36

*	Reflective of all fee waivers and expense reimbursements
**	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
***	Fund has less than six months of operating history. Expenses are equal to the Class’ annualized net expense ratio, multiplied by the average account value over the period, multiplied by 152/366 (to reflect the period since inception).
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Additional Information (Unaudited)

Proxy Voting
Harbor Funds has adopted Proxy Voting Policies and Procedures under which proxies relating to securities held by the Harbor funds are voted. In addition, Harbor Funds files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of Harbor Funds’ Proxy Voting Policies and Procedures and the proxy voting records (Form N-PX) are available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on Harbor Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy materials, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
Quarterly Portfolio Disclosures
The Funds file a complete portfolio of investments with the SEC as an exhibit to Form N-PORT. The Funds’ Form N-PORT-EX is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on Harbor Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov.
ADVISORY AGREEMENT APPROVALS
FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF THE DOMESTIC EQUITY FUNDS
The Investment Company Act requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Trust’s Board of Trustees (the “Board” or the “Trustees”), including a majority of the Independent Trustees voting separately.
At an in-person meeting of the Board held on February 16 and 17, 2020 (the “Meeting”), the Board, including the Independent Trustees voting separately, considered and approved the continuation of each Investment Advisory Agreement with Harbor Capital, the adviser to each Fund, and each Subadvisory Agreement with each Fund’s subadviser (each, a “Subadviser”) with respect to Harbor Capital Appreciation Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Growth Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Growth Fund, Harbor Small Cap Growth Opportunities Fund, Harbor Small Cap Value Fund and Harbor Strategic Growth Fund (each a “Fund” and, collectively, the “Funds”).
In evaluating each Investment Advisory Agreement and each Subadvisory Agreement, the Trustees reviewed materials furnished by Harbor Capital and each Subadviser, including information about their respective affiliates, personnel, and operations, and also relied upon their knowledge of Harbor Capital and the Subadvisers resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. In connection with the Meeting, which had been called for the purpose of considering the continuation of the Investment Advisory Agreements and Subadvisory Agreements, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by Harbor Capital and each Subadviser. These materials included a comprehensive written response from Harbor Capital to a 15(c) request letter prepared by legal counsel to the Independent Trustees in consultation with the Independent Trustees. The Trustees also discussed with representatives of Harbor Capital, at the Meeting and at prior meetings, Harbor Funds’ operations and Harbor Capital’s ability, consistent with the “manager-of-managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each Fund, (ii) monitor and oversee the performance and investment capabilities of each subadviser, and (iii) recommend the replacement of a subadviser where appropriate. The Trustees specifically considered Harbor Capital’s history as a manager-of-managers, including its history of replacing subadvisers for particular Funds in circumstances in which the Board and Harbor Capital had determined that a change in subadviser was in the best interests of a Fund and its shareholders, whether as a result of (i) long-term underperformance not explained by market conditions or market cycles relative to the subadviser’s investment style, (ii) prolonged style inconsistency, (iii) material adverse changes in management or personnel, or (iv) other factors, such as if Harbor Capital were to identify another subadviser believed to better serve the shareholders than the existing subadviser.
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ADVISORY AGREEMENT APPROVALS—Continued
At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined, in the exercise of their business judgment, that the terms of each Investment Advisory Agreement and each Subadvisory Agreement were fair and reasonable and approved the continuation for a one-year period of each such Investment Advisory Agreement and Subadvisory Agreement as being in the best interests of each Fund and its shareholders.
In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of Harbor Capital or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.
In considering the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Board, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.
Among the factors considered by the Trustees in approving the Investment Advisory Agreements and Subadvisory Agreements were the following:
•	The nature, extent, and quality of the services provided by Harbor Capital and each Subadviser, including the background, education, expertise and experience of the investment professionals of Harbor Capital and each Subadviser providing services to the Funds;
•	The favorable history, reputation, qualifications and background of Harbor Capital and each Subadviser, as well as the qualifications of their respective personnel;
•	The profitability of Harbor Capital with respect to each Fund, including the effect of revenues of Harbor Services Group, Inc. (“Harbor Services Group”), the Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Funds’ principal underwriter, on such profitability;
•	The fees charged by Harbor Capital and Subadvisers for investment advisory and subadvisory services, respectively, including, in each case, the portion of the fee to be retained by Harbor Capital, after payment of the Subadviser’s fee, for the investment advisory and related services, including investment, business, legal, compliance, financial and administrative services, that Harbor Capital provides;
•	The extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects any economies of scale for the benefit of Fund investors;
•	The fees and expense ratios of each Fund relative to the quality of services provided and the fees and expense ratios of similar investment companies;
•	The short- and long-term investment performance of each Fund in comparison to peer groups and certain relevant benchmark indices and Harbor Capital’s efforts to address circumstances of underperformance where applicable;
•	The compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each provides to the Funds;
•	Any “fall out” benefits that might inure to Harbor Capital and its affiliates as a result of their relationship with the Funds;
•	Information received at regular meetings throughout the year related to Fund performance and services rendered by Harbor Capital, as well as each of the Subadvisers, and research arrangements with brokers who execute transactions on behalf of each Subadviser;
•	Information contained in materials provided by Harbor Capital and compiled by Broadridge as to the investment returns, advisory fees and total expense ratios of the Institutional Class of each Fund (and, in certain cases, total expense ratios of the Investor Class) relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Broadridge; and
•	Information contained in materials compiled by Morningstar as to the investment returns of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers.
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ADVISORY AGREEMENT APPROVALS—Continued
Nature, Extent, and Quality of Services
The Trustees separately considered the nature, extent, and quality of the services provided by Harbor Capital and each Subadviser. In their deliberations as to the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Trustees were mindful of the fact that, by choosing to invest in a Fund, the shareholders had entrusted Harbor Capital with the responsibility, subject to the approval of the Trustees, for selecting each Fund’s Subadviser, overseeing and monitoring that Subadviser’s performance and replacing the Subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of Harbor Capital and each Subadviser, as well as the qualifications of their respective personnel.
The Adviser’s Services. The Board evaluated the nature, extent, and quality of Harbor Capital’s services in light of the Board’s experience with Harbor Capital, as well as materials provided by Harbor Capital concerning the financial and other resources devoted by Harbor Capital to Harbor Funds, including the breadth and depth of experience and expertise of the investment, accounting, administrative, legal and compliance professionals dedicated to Harbor Funds’ operations. The Trustees determined that Harbor Capital has the expertise and resources to identify, select, oversee and monitor each Subadviser and to operate effectively as the “manager-of-managers” for the Funds.
The Subadvisers’ Services. The Trustees’ consideration of the services provided by the Subadvisers included a review of each Subadviser’s portfolio managers, investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including the nature and extent of research it receives from broker-dealers (to the extent applicable) and other sources. In their deliberations with respect to each Fund, the Trustees considered the history of Harbor Funds’ relationship with each Subadviser and Harbor Funds’ experience with each Subadviser in this capacity.
The Trustees also considered each Subadviser’s breadth and depth of experience and investment results in managing other accounts similar to the respective Fund. The Trustees had received presentations by investment professionals from the Subadvisers for each Fund at meetings of the Board held in 2019. The Trustees reviewed information concerning each Subadviser’s historical investment results in managing accounts and/or funds, as applicable, in a manner substantially similar to the relevant Fund.
Investment Performance, Advisory Fees and Expense Ratios
In considering each Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from Harbor Capital data compiled by Broadridge and Morningstar. The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate. The Trustees analyzed the Institutional Class performance of each Fund, the advisory fees of each Fund, and the Institutional Class expenses of each Fund (after giving effect to waivers and/or reimbursements, if applicable, that reduced the fees or expenses of the Fund or its peer funds) and made certain observations and findings as to each Fund as noted below. The Trustees also reviewed certain Investor Class comparative fee and expense information they considered relevant to their deliberations. In evaluating performance, the Trustees recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results.
Harbor Capital Appreciation Fund. The Trustees considered Harbor Capital Appreciation Fund (inception date December 29, 1987) and its Institutional Class performance in relation to its Broadridge universe and group for the one-, three- and five-year periods ended December 31, 2019, noting that according to the Broadridge data, Harbor Capital Appreciation Fund had underperformed its group median for the one-, three- and five-year periods and its universe median for the one-year period ended December 31, 2019. The Fund had outperformed its universe median for the three- and five-year periods ended December 31, 2019. The Fund’s one-, three- and five-year rolling returns as of December 31, 2019 ranked in the second, first and first quartiles, respectively, according to Morningstar. The Trustees also considered that the Fund had outperformed its primary benchmark, the Russell 1000® Growth Index, for the three-year period and underperformed its benchmark index for the one- and five-year periods ended December 31, 2019.
The Trustees considered the expertise of Jennison Associates LLC (“Jennison”) in managing assets generally and specifically with respect to the Fund’s asset class, noting that Jennison managed approximately $60.4 billion in assets in this asset class, out of a firm-wide total of approximately $173.2 billion in assets under management. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class, noting that one was a founding member of Jennison.
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The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $29.73 billion, showed that the Fund’s contractual management fee was above the group median for the Institutional Class. The actual total expense ratio for the Institutional Class of the Fund, however, was below both the group and universe medians. The Trustees also considered that Harbor Capital had agreed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2021. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.
Harbor Large Cap Value Fund. The Trustees considered Harbor Large Cap Value Fund (inception date December 29, 1987), noting the Fund’s Institutional Class outperformance relative to both its group and universe medians for the one-, three- and five-year periods ended December 31, 2019, according to Broadridge data. The Morningstar data presented showed that the Fund’s one-, three- and five-year rolling returns each ranked in the first quartile for the period ended December 31, 2019. The Trustees also noted that the Fund had outperformed its benchmark, the Russell 1000® Value Index, for the one-, three- and five-year periods ended December 31, 2019.
The Trustees considered the expertise of Aristotle Capital Management, LLC (“Aristotle”) in managing assets generally and in the large cap value asset class specifically, noting that Aristotle managed approximately $28.7 billion in assets in the value equity strategy used by the Fund, out of a firm-wide total of approximately $31.3 billion in assets under management. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class.
The Trustees noted that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $1.28 billion, showed the Fund’s management fee was below the group median for the Institutional Class, and the actual total expense ratio for the Fund’s Institutional Class was below its group and universe median expense ratios. The Trustees also considered that Harbor Capital had agreed to continue the Fund’s contractual fee waiver/expense reimbursement arrangement until at least February 28, 2021 and to add a breakpoint to the advisory fee schedule. The Trustees noted that Harbor Capital’s profitability in managing the Fund was not excessive.
Harbor Mid Cap Growth Fund. The Trustees considered Harbor Mid Cap Growth Fund (inception date November 1, 2000), noting that, according to the Broadridge report, the Fund’s Institutional Class had outperformed its Broadridge group and universe medians for the one-, three- and five-year periods ended December 31, 2019. The Trustees considered the fact that, in comparison to its universe of other mid cap growth funds, as identified by Morningstar, the Fund’s one-, three- and five-year rolling returns each ranked in the first quartile as of December 31, 2019. The Trustees also considered that the Fund had outperformed its benchmark, the Russell Midcap® Growth Index, for the one-, three- and five-year periods ended December 31, 2019.
The Trustees considered the expertise of Wellington Management Company LLP (“Wellington”) in managing assets generally and in the mid cap growth asset class specifically, noting that Wellington managed approximately $2.7 billion in assets in this asset class, out of a firm-wide total of approximately $1.2 trillion in assets under management. The Trustees noted the experience of the Fund’s portfolio managers in this asset class and an upcoming departure from the portfolio management team.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $275 million, showed that the Fund’s contractual management fee was below the group median for the Institutional Class. The Broadridge data also showed that the actual total expense ratio for the Fund’s Institutional Class was below the group median and above the universe median. The Trustees also considered that Harbor Capital had agreed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2021. The Trustees noted that Harbor Capital’s profitability in managing the Fund was not excessive.
Harbor Mid Cap Value Fund. The Trustees considered Harbor Mid Cap Value Fund (inception date March 1, 2002), noting the Fund’s Institutional Class performance was below its Broadridge group and universe medians for the one-, three- and five-year periods ended December 31, 2019. The Morningstar data presented showed that the Fund’s one-, three- and five-year rolling returns each ranked in the fourth quartile for the periods ended December 31, 2019. The Trustees considered the fact that the Fund had underperformed its benchmark, the Russell Midcap® Value Index, for the one-, three- and five-year periods ended December 31, 2019.
The Trustees considered the expertise of LSV Asset Management (“LSV”) in managing assets generally and in the mid cap value asset class specifically, noting that LSV managed approximately $2.7 billion in assets in this asset class, out of a firm-wide total of approximately $120.6 billion in assets under management. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class, noting that one of the portfolio managers was a founding partner of LSV.
The Trustees noted that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $725 million, showed the Fund’s management fee was below the group median for the Institutional Class. The Broadridge data also showed that the actual total expense ratio for the Fund’s Institutional Class was below the group
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median and above the universe median. The Trustees also considered that Harbor Capital had agreed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2021. The Trustees noted that Harbor Capital’s profitability in managing the Fund was not excessive.
Harbor Small Cap Growth Fund. The Trustees considered Harbor Small Cap Growth Fund (inception date November 1, 2000), noting that according to the Broadridge report, the Fund’s Institutional Class outperformed its group median for the one- and three-year periods and its universe median for the one-, three- and five-year periods ended December 31, 2019. The Fund underperformed its group median for the five-year period ended December 31, 2019. The Morningstar data presented ranked the Fund’s one-, three- and five-year rolling returns as of December 31, 2019 in the first, second and second quartiles, respectively. The Trustees also considered the fact that Harbor Small Cap Growth Fund had outperformed its benchmark, the Russell 2000® Growth Index, for the one-, three- and five-year periods ended December 31, 2019.
The Trustees considered the expertise of Westfield Capital Management Company, L.P. (“Westfield”) in managing assets generally and in the small cap growth asset class specifically, noting that Westfield managed approximately $1.9 billion in assets in this asset class, out of a firm-wide total of approximately $14.5 billion in assets under management. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $750 million, showed the Fund’s contractual management fee was below the group median for the Institutional Class. The Trustees also noted that the Fund’s actual total expense ratio for the Institutional Class was below the Broadridge group and universe median expense ratios. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.
Harbor Small Cap Growth Opportunities Fund. The Trustees considered Harbor Small Cap Growth Opportunities Fund (inception date February 1, 2014), noting that according to the Broadridge report, the Fund’s Institutional Class underperformed both its group and universe medians for the one-, three- and five-year periods ended December 31, 2019. The Morningstar data presented ranked the Fund’s one-, three- and five-year rolling returns as of December 31, 2019 in the third, third and fourth quartiles, respectively. The Trustees also considered the fact that Harbor Small Cap Growth Opportunities Fund had underperformed its benchmark, the Russell 2000® Growth Index, for the one-, three- and five-year periods ended December 31, 2019.
The Trustees considered the expertise of the Fund’s Subadviser, Elk Creek Partners, LLC (“Elk Creek”), in managing assets generally and in the small cap growth asset class specifically, noting that Elk Creek managed approximately $896.5 million in assets in this asset class, out of a firm-wide total of approximately $896.8 million in assets under management. The Trustees noted the experience of the Fund’s portfolio managers in this asset class. The Trustees also considered that Harbor Capital had recommended, and the Board had approved, the reorganization of the Fund with and into Harbor Small Cap Growth Fund, and that the investment subadvisory agreement with respect to the Fund would be terminated in connection with the reorganization.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $200 million, showed the Fund’s contractual management fee was below the group median for the Institutional Class. The Trustees also noted that the Fund’s actual total expense ratio for the Institutional Class was also below the Broadridge group and universe median expense ratios. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.
Harbor Small Cap Value Fund. The Trustees considered Harbor Small Cap Value Fund (inception date December 14, 2001), noting the Fund’s outperformance relative to its Broadridge group and universe medians for the one-, three- and five-year periods ended December 31, 2019. According to the Morningstar data presented, the Fund’s one-, three- and five-year rolling returns each ranked in the first quartile for the periods ended December 31, 2019. The Trustees also considered the fact that the Fund outperformed its benchmark, the Russell 2000® Value Index, for the one-, three- and five-year periods ended December 31, 2019.
The Trustees considered the expertise of EARNEST Partners LLC (“EARNEST”) in managing assets generally and in the small cap value asset class specifically, noting that EARNEST managed approximately $5.0 billion in assets in this asset class, out of a firm-wide total of approximately $24.3 billion in assets under management. The Trustees also noted the experience of the Fund’s portfolio manager in this asset class, noting that he is the founder of EARNEST.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $1.65 billion, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio for the Fund’s Institutional Class was below the group and universe median expense ratios. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.
86

Harbor Domestic Equity Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
Harbor Strategic Growth Fund. The Trustees considered Harbor Strategic Growth Fund (inception date March 1, 2017) and its Institutional Class performance (including predecessor fund performance) in relation to its Broadridge universe and group for the one-, three- and five-year periods ended December 31, 2019, noting that according to the Broadridge data, Harbor Strategic Growth Fund had underperformed its group and universe medians for those periods. The Fund’s one-, three- and five-year rolling returns as of December 31, 2019 each ranked in the third quartile, according to Morningstar. The Trustees also considered that the Fund had underperformed its benchmark, the Russell 1000® Growth Index, for the one-, three- and five-year periods ended December 31, 2019.
The Trustees considered the expertise of Mar Vista Investment Partners, LLC (“Mar Vista”) in managing assets generally and specifically with respect to the Fund’s asset class, noting that Mar Vista had approximately $5.2 billion in assets under advisement in this asset class, out of a firm-wide total of approximately $6.0 billion in assets under advisement. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class, noting that Mar Vista had also managed the predecessor fund since 2011, prior to its reorganization into Harbor Strategic Growth Fund.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $125 million, showed that the Fund’s contractual management fee was below the group median for the Institutional Class. The actual total expense ratio for the Institutional Class of the Fund was also below both the group and universe medians. The Trustees also considered that Harbor Capital had agreed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2021. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.
The Trustees also separately considered the allocation between Harbor Capital and each Subadviser of the relevant Fund’s investment advisory fee (i.e., the amount of the advisory fee retained by Harbor Capital relative to that paid to the relevant Subadviser as a subadvisory fee). They determined in each case that the allocation was reasonable and the product of arm’s length negotiation between Harbor Capital and the Subadviser.
Profitability
The Trustees also considered Harbor Capital’s profitability in operating each of the Funds (as well as on a fund complex-wide basis) as presented by Harbor Capital, and the allocation methodology used by Harbor Capital to compute such profitability. The Trustees concluded that the methodology was reasonable and that a reasonable level of profitability was important to provide suitable incentives for Harbor Capital to continue to attract and maintain high-quality personnel and to invest in infrastructure and other resources to support and enhance the Funds’ operations. In considering Harbor Capital’s profitability generally, the Trustees also reviewed the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the transfer agency and distribution services, respectively, that are provided to Harbor Funds and any other benefits enjoyed by Harbor Capital and its affiliates as a result of their relationship with Harbor Funds.
The Trustees also considered that profitability calculations with respect to advisory, transfer agency and distribution operations vary significantly depending on whether revenues on which the calculation is based are taken gross or net of amounts paid to third parties, such as subadvisory fee expenses and certain transfer agency expenses, and noted that subadvisory fee expenses are a direct expense of Harbor Capital. The Trustees also noted that Harbor Capital was, in certain cases, waiving a portion of its advisory fee and/or paying or reimbursing a portion of Fund expenses. The Trustees determined that Harbor Capital’s profitability in operating each Fund was not excessive.
Economies of Scale
The Trustees also considered the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by any Fund. As noted above, the Trustees concluded that Harbor Capital’s profitability in each case was not excessive. They concluded that the Funds’ fee structures reflected economies of scale to date and that breakpoints in these fee structures were not required at the present time, except in the case of Harbor Large Cap Value Fund, for which Harbor Capital agreed to add a breakpoint to the advisory fee schedule as noted above. The Trustees noted they intend to monitor each Fund’s asset growth in connection with future reviews of each Fund’s Investment Advisory Agreement to determine whether breakpoints may be appropriate at such time.
87

Harbor Domestic Equity Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT OF HARBOR MID CAP FUND
The Investment Company Act of 1940, as amended, requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Harbor Funds Board of Trustees (the “Board” or the “Trustees”), including a majority of the Independent Trustees voting separately.
At an in-person meeting of the Board held on August 18 and 19, 2019 (the “Meeting”), the Board, including the Independent Trustees voting separately, considered and approved an Investment Advisory Agreement with Harbor Capital Advisors, Inc., the adviser to the series of Harbor Funds (“Harbor Capital”), and a Subadvisory Agreement with EARNEST Partners LLC (“EARNEST” or the “Subadviser”) with respect to Harbor Mid Cap Fund (the “Fund”), a newly formed series of Harbor Funds.
In evaluating the Investment Advisory Agreement and the Subadvisory Agreement, the Trustees reviewed materials furnished by Harbor Capital and the Subadviser, including information about their respective affiliates, personnel, and operations, and also relied upon their knowledge of Harbor Capital resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. In connection with the Meeting, which had been called for the purpose of considering the Investment Advisory Agreement and Subadvisory Agreement, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to the services to be rendered by Harbor Capital and the Subadviser. The Trustees also discussed with representatives of Harbor Capital, at the Meeting and at prior meetings, Harbor Funds’ operations and Harbor Capital’s ability, consistent with the “manager-of-managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for the Fund, (ii) monitor and oversee the performance and investment capabilities of the subadviser, and (iii) recommend the replacement of a subadviser where appropriate.
At the Meeting, the Trustees, including the Independent Trustees voting separately, determined, in the exercise of their business judgment, that the terms of the Investment Advisory Agreement and the Subadvisory Agreement with respect to the Fund were fair and reasonable and approved the Investment Advisory Agreement and the Subadvisory Agreement for an initial two-year term as being in the best interests of the Fund and its future shareholders.
In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of Harbor Capital or the Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Harbor Funds.
In considering the approval of the Fund’s proposed Investment Advisory Agreement and Subadvisory Agreement, the Board, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.
Among the factors considered by the Trustees in approving the new Investment Advisory Agreement and Subadvisory Agreement were the following:
•	the nature, extent, and quality of the services expected to be provided by Harbor Capital and EARNEST, including the background, education, expertise and experience of the investment professionals of Harbor Capital and EARNEST to provide services to the Fund;
•	the favorable history, reputation, qualifications and background of Harbor Capital and EARNEST, as well as the qualifications of their personnel;
•	the fees proposed to be charged by Harbor Capital and EARNEST for investment advisory and subadvisory services, respectively, including the portion of the fee to be retained by Harbor Capital, after payment of EARNEST’s fee, for investment advisory and related services including investment, business, legal, compliance, financial and administrative services, that Harbor Capital would provide;
•	the proposed fees and expense ratios of the Fund relative to the fees and expense ratios of similar investment companies;
•	the investment performance of EARNEST in managing other accounts in a style similar to the style to be utilized in managing the Fund relative to the performance of a benchmark index;
•	information received at regular meetings throughout the year related to services rendered by Harbor Capital;
•	the compensation to be received by Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. in consideration of the services each would provide to the Fund;
•	any “fall out” benefits that might inure to Harbor Capital and its affiliates or EARNEST and its affiliates as a result of their relationship with the Fund;
88

Harbor Domestic Equity Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
•	information received at regular meetings throughout the year related to Harbor Capital’s profitability;
•	the expected profitability of Harbor Capital with respect to the Fund; and
•	the extent to which economies of scale might be realized as the Fund grows, and the extent to which the Fund’s proposed advisory fee level reflects any economies of scale for the benefit of Fund investors.
Nature, Extent, and Quality of Services
In evaluating the nature, extent, and quality of the services to be provided by Harbor Capital, the reasonableness of the overall compensation provided under the proposed Investment Advisory Agreement and other considerations, the Trustees considered Harbor Capital’s ability, consistent with the manager-of-managers structure of Harbor Funds, to identify and recommend to the Trustees quality subadvisers for the Funds, to monitor and oversee the performance and investment capabilities of each subadviser, and to recommend the replacement of a subadviser when appropriate. The Trustees specifically considered Harbor Capital’s history as a manager-of-managers, including its history of replacing subadvisers for particular Harbor funds in circumstances in which the Board and Harbor Capital had determined that a change in subadviser was in the best interests of a Harbor fund and its shareholders, whether as a result of (i) long-term underperformance not explained by market conditions or market cycles relative to the subadviser’s investment style, (ii) prolonged style inconsistency, (iii) material adverse changes in management or personnel, or (iv) other factors, such as if Harbor Capital were to identify another subadviser believed to better serve the shareholders than the existing subadviser.
The Board evaluated the nature, extent, and quality of Harbor Capital’s proposed services in light of the Board’s actual experience with Harbor Capital, as well as materials provided by Harbor Capital concerning the financial and other resources devoted by Harbor Capital to the Harbor funds generally, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to Harbor funds’ operations. The Trustees determined that Harbor Capital has the expertise and resources to identify, select, oversee and monitor subadvisers and to operate effectively as the manager-of-managers for the Fund.
In evaluating the nature and quality of the services to be provided by EARNEST, the Trustees considered the collective expertise and experience of the professionals at EARNEST and the favorable record they had generated in the mid cap equity asset class. The Trustees also noted the experience of the proposed portfolio manager of the Fund in this asset class and the favorable record generated by such portfolio manager at EARNEST. In considering EARNEST’s performance, the Trustees noted that EARNEST’s record in its mid cap core strategy was favorable compared to its benchmark and peers.
Advisory Fees and Expense Ratios
The Trustees observed that the data available concerning comparative fees and expense ratios showed that the Fund’s proposed advisory fee was slightly above the average, but equal to the median, management fees of the peer group of funds compiled using Morningstar data. The Trustees also reviewed and determined to be reasonable, in relation to the services to be provided by each party, the split between the advisory fee to be paid to Harbor Capital and the subadvisory fee to be paid to EARNEST and specifically the net advisory fee to be retained by Harbor Capital at various asset levels.
It was further noted that the Fund’s proposed Institutional Class net expense ratio was below the average and median expense ratios, and the Fund’s proposed Retirement Class net expense ratio was slightly above the average and slightly below the median expense ratios, of the peer group of funds compiled using Morningstar data. The Trustees observed that the incremental expenses of the Administrative Class and Investor Class relative to the Institutional Class data they considered would be comprised solely of Rule 12b-1 and/or transfer agent fees, which the Board reviews separately.
Profitability
The Trustees also noted that Harbor Capital expected to operate the Fund initially at a loss (and had agreed to reduce or waive a portion of its advisory fee and/or absorb fund expenses while paying EARNEST its fee).
Economies of Scale
The Trustees also concluded that breakpoints in the Fund’s advisory fee were not necessary at the present time in light of, among other things, Harbor Capital’s forward-looking approach to setting the contractual advisory fee, its absorbing fund expenses during the initial period of the Fund’s operations while paying EARNEST its full subadvisory fee and the uncertainty surrounding the aspects of the Fund’s future asset growth. It was agreed, however, that the Board would consider the issue of breakpoints in the Fund’s advisory fee schedule at least annually after the initial two-year contract term as part of its annual investment contract review process for all of the Harbor funds.
89

Harbor Domestic Equity Funds
Additional Information—Continued

Review of Liqudity Risk Management Program
The Trust has adopted pursuant to Rule 22e-4 under the Investment Company Act (“Rule 22e-4”) a Liquidity Risk Management Program (the “Program”) for the Funds. The Board has designated a committee of Harbor Capital employees as the Program Administrator.
The Program is designed to assess and manage each Fund’s liquidity risk. For purposes of Rule 22e-4, “liquidity risk” is defined as the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. Components of the Program include: (i) periodic assessment of each Fund’s liquidity risk based on certain factors; (ii) classification of each Fund’s holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid and Illiquid) that reflect an estimate of liquidity under current market conditions; (iii) to the extent a Fund does not invest primarily in Highly Liquid investments, establishment of an appropriate Highly Liquid Investment Minimum (“HLIM”) (as defined in Rule 22e-4) for such Fund and ongoing monitoring of the Fund’s net assets to assess compliance with the Fund’s HLIM; (iv) a limit on the ability of a Fund to acquire illiquid investments in excess of 15% of the Fund’s net assets; and (v) periodic reporting to the Board
At a meeting held on November 7, 2019, the Board of Trustees reviewed the operation and effectiveness of the Program for the period beginning June 1, 2019 (the date the Board formally adopted the Program) and ending September 30, 2019 (the “period”). The Board had previously received interim updates on the implementation of the Program at meetings held on February 12, 2019 and May 14, 2019. At the November 7, 2019 meeting, the Board reviewed a report prepared by, and received a presentation from, the Program Administrator regarding the operation of the Program, its adequacy, and the effectiveness of its implementation during the period. The Program Administrator’s report included, among other things, a review of: (i) the operation of the Program overall; (ii) the level of portfolio investments classified into each of the four liquidity categories and the services provided by the third-party vendor engaged by the Trust to facilitate such classification with respect to certain of the Funds; and (iii) the most recent liquidity risk assessment for the Funds conducted by the Program Administrator in accordance with Rule 22e-4. Based upon its review, the Program Administrator determined that the Program was adequate and effective in facilitating the Funds’ compliance with Rule 22e-4 during the period.
90

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees & Officers
Charles F. McCain
Chairman, President & Trustee
Scott M. Amero
Trustee
Donna J. Dean
Trustee
Joseph L. Dowling, III
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Kathryn L. Quirk
Trustee
Ann M. Spruill
Trustee
Douglas J. Skinner
Trustee
Erik D. Ojala
Chief Compliance Officer
Anmarie S. Kolinski
Treasurer
Brian L. Collins
Vice President
Kristof M. Gleich
Vice President
Gregg M. Boland
Vice President
Diana R. Podgorny
Secretary
Jodie L. Crotteau
Assistant Secretary
Lana M. Lewandowski
AML Compliance Officer
& Assistant Secretary
Lora A. Kmieciak
Assistant Treasurer
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor
Harbor Funds Distributors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Services
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
FD.SAR.DE.0420

Semi-Annual Report
April 30, 2020
Harbor Robeco Funds

	Retirement Class	Institutional Class	Administrative Class	Investor Class
CONSERVATIVE EQUITY
Harbor Robeco Emerging Markets Conservative Equities Fund	HRERX	HRETX	HREAX	HRENX
Harbor Robeco Global Conservative Equities Fund	HRGTX	HRGIX	HRGDX	HRGNX
Harbor Robeco International Conservative Equities Fund	HRIRX	HRIEX	HRIMX	HRIVX
Harbor Robeco US Conservative Equities Fund	HRURX	HRUNX	HRUAX	HRUVX
CORE EQUITY
Harbor Robeco Emerging Markets Active Equities Fund	HRMEX	HRMTX	HRMNX	HRMOX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (harborfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with Harbor Funds, by calling 800-422-1050.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary (such as a broker-dealer or bank), you can contact your financial intermediary to request that you continue to receive paper copies of the Funds’ shareholder reports. If you invest directly, you can call 800-422-1050 to request that you continue to receive paper copies of the Funds’ shareholder reports. Your election to receive reports in paper will apply to all Harbor Funds held in your account.

This document must be preceded or accompanied by a Prospectus.

Letter from the Chairman

Charles F. McCain Chairman
Dear Fellow Shareholder:
The first half of the 2020 fiscal year has been remarkable in the range of positive and negative market sentiments expressed in this short six-month window. Investment markets started off the 2020 fiscal year continuing the positive momentum of the 2019 fiscal year. Equity markets across the globe generated modest positive returns during the first three months of the period while fixed income markets delivered steady returns. Market performance drivers were consistent with the prior period – stable positive economic growth and accommodative monetary and fiscal policies were the foundations of continued favorable investment conditions. Come February, however, the early negative implications of the pending global pandemic began to weigh on investment markets before the full effects of the global economic collapse took hold in March. The selloffs across equity markets were unprecedented, with few safe havens available to investors. As the heartbreaking effects of the pandemic progressed around the globe, governments and central banks implemented historic measures to attempt to protect their citizens and economies. The equity and credit markets responded to the massive stimulus measures favorably, bouncing off their March lows to partially recover through much of April.
Across most equity markets, growth stocks significantly outperformed value stocks and larger companies outperformed smaller companies, reflecting investors’ preferences in many cases for proven business models that are more likely to survive the economic challenges brought on by the global pandemic. U.S. government bonds proved to be a safe haven once again, delivering positive returns for the six-month period.
As you read through the comments from the portfolio managers of each Harbor fund included in this report, you may note their optimism for the future potential of their portfolios. The portfolio managers have responded in their own way to the challenges presented. We believe there are great opportunities for our portfolio managers to deliver attractive long-term investment results for our shareholders. During times of market stress, having a disciplined and proven actively managed investment approach allows our portfolio managers to weigh the risk and rewards that are available to them. While the long-term effects of the global pandemic on economies and markets are still unknown, we remain confident in the capabilities of our portfolio managers. At Harbor, we are actively engaged in dialogues with our subadviser partners as they navigate these challenging times.
We encourage our shareholders to take a long-term view and stay focused on their investment goals, particularly during periods of market uncertainty. While past performance is never a guarantee of future results, environments such as the last six months have often provided attractive opportunities for our fund investors to benefit from the skill of our portfolio managers.
I hope that you and your families remain safe and well during this unprecedented time. Thank you for your continued investment in Harbor Funds.
June 22, 2020

Charles F. McCain
Chairman
1

Harbor Conservative Equity Funds
Manager’s Commentary (Unaudited)

Subadviser
Robeco Institutional Asset Management US Inc.
230 Park Avenue
Suite 3330
New York, NY 10169
Portfolio Managers
Pim van Vliet, PhD
Since 2019
Arlette van Ditshuizen
Since 2019
Maarten Polfliet, CEFA
Since 2019
Jan Sytze Mosselaar, CFA
Since 2019
Arnoud Klep
Since 2019
Yaowei Xu*
Since 2019
Robeco Institutional Asset Management US Inc. has subadvised the Funds since 2019.
Investment Objective
The Funds seek long-term growth of capital.
Pim van Vliet, PhD

Arlette van Ditshuizen

Maarten Polfliet, CEFA

Jan Sytze Mosselaar, CFA

Arnoud Klep

Yaowei Xu

Management’s Discussion of
Fund Performance
Market Review
Global equities experienced a strong rally in the last month of 2019, concluding a year (and decade) of solid returns. The MSCI World Index rose 3% in U.S. Dollar terms, as cheap energy stocks, most notably Schlumberger and ConocoPhillips, profited from the double-digit rise in oil prices. Moreover, Apple rose another 10% in December, bringing its meteoric 2019 rise to 89%. The Industrials sector was hit by the 11% decline in Boeing’s stock price as the company remained under siege. Emerging markets (EM) outperformed developed markets as the South Korean and Chinese equity markets had a good month, mainly in the Information Technology sector, making it, once again, the strongest sector in EM. The Canadian and Australian indices, which are very similar in their tilt towards Financials and commodity-related stocks, lagged the market as the large banking stocks showed a modest setback.
The first quarter of 2020 is one for the history books, mainly due to the steep sell-off in March and a weak second half of February. The MSCI World Index experienced its worst first quarter of the year since the index started in 1969, making it the third worst quarter ever for the index. Sector return dispersion was high. Growth-like Health Care and Information Technology fared much better than the value-like Financials and Energy sectors, hit by a decline in interest rates and a collapse in oil prices, respectively. The MSCI Emerging Markets Index experienced its worst first quarter of the year since the index started in 1988 and its fourth weakest quarter overall. China was the best major market, with a 10% decline in local returns, as index heavyweights Tencent and Alibaba fared relatively well. Contrarily, commodity-heavy markets such as Brazil declined, also under the pressure of a weaker currency.
March 2020 is a month that will not quickly be forgotten by investors. Not only did equity markets suffer substantial losses, but the speed at which they dropped was unprecedented. The last time we witnessed such a fast pace of value descent was in 1929. The CBOE Volatility Index (VIX), a measure that reflects the uncertainty of the equity markets, reached 84 – almost four times the “normal” value. The downturn was not limited to equity markets: few assets were able to deliver a positive return this month. Markets recovered in the second half of the month, resulting in the return of MSCI World Index of 13.2% in the month of March. Sector return dispersion was high: The Health Care sector fell only 3.7%, as all large pharmaceutical companies contained losses or even rose in value, and the Consumer Staples sector dropped only 5.5%, helped by a positive return for Nestle and Walmart. On the negative side, value-like Energy stocks were impacted by the collapse in oil prices, while banking stocks were hurt by falling interest rates and their high economic sensitivity. On the other hand, the high-beta Facebook, Amazon, Apple, and Alphabet stocks performed relatively well, with Amazon (seeing an increase in online shopping and usage of its Amazon Web Services) rising 4% in value, Microsoft (benefiting from high usage of its cloud services) losing just 3% of its market cap, and Apple falling 7%.
April 2020 entered the top 5 of the best monthly returns for the MSCI World Index. The S&P 500 Index experienced its best month since 1987 with a return of 12.8%. Within the global equity index, the best returns were posted, again, for the big tech stocks such as Amazon (27%), Apple (16%), Facebook (23%), and Alphabet (16%). Moreover, the U.S. oil giants

*	Yaowei Xu Co-Manages the Harbor Robeco Emerging Markets Conservative Equities Fund only
2

Harbor Conservative Equity Funds
Manager’s Commentary—Continued

Exxon Mobil and Chevron recovered some of their steep losses last month, while the European equivalents such as BP and Royal Dutch Shell fell further in value. Utilities were surprisingly weak in the April recovery, with negative returns for large companies such as NextEra Energy and Enel, making it the weakest sector last month. Contrarily, big pharma stocks such as Johnson & Johnson, Pfizer, and Abbott showed double-digit returns. As Information Technology and Health Care contained losses in March and experienced a strong April, both growth-like sectors show a virtually flat year-to-date return. On the negative side, we still saw steep losses for the value-like Energy and Financials sectors.
Performance
Emerging Markets Conservative Equities
Since inception on December 1, 2019 until April 30, 2020, Harbor Robeco Emerging Markets Conservative Equities Fund returned -13.89% (Retirement Class), -13.90% (Institutional Class) and -14.02% (Investor Class) while the MSCI Emerging Markets (ND) Index returned -10.38%. Regrettably, the Fund did not provide risk reduction in the negative market environment. The main reason has been the overall underweight in China, mainly by not holding Tencent and having an underweight in Alibaba. Both index heavyweights outperformed the broader market index as both companies saw an increase in their products and services (video games, online shopping, working-from-home platforms). In addition, several low-beta stocks were directly impacted by the global lockdown or by adverse currency movements as a result of falling commodity prices. Examples are Mexican airport stocks, South African real estate stocks, and Brazilian utility companies. Moreover, the general tilt of the strategy towards attractively valued stocks with high and stable dividend yield, as well as a modest allocation towards small capitalization stocks, detracted from relative performance. On the positive side, the strategy profited from positive stock selection effects within the Financials sector, through holding Chinese banking stocks while avoiding the weak performance of South African and Indian banks.
Global Conservative Equities
Since inception on December 1, 2019 until April 30, 2020, Harbor Robeco Global Conservative Equities Fund returned -14.68% (Retirement Class), -14.79% (Institutional Class) and -14.92% (Investor Class) while the MSCI World (ND) Index returned -9.80%. Regrettably, the Fund did not provide risk reduction in the negative market environment. We see four main reasons for this. First, the strategy holds several stocks that normally would qualify as low-risk stocks, but were impacted by the global lockdown, which impacted financial markets in March 2020. Examples are retail REITs, airport stocks, restaurant stocks, and several retailers such as car dealer groups. Second, the strategy hardly profited from the good performance of the large American technology companies, most notably Amazon and Microsoft, which saw an increase in their services and products in this global lockdown. Most of these stocks exhibit a high beta and a high valuation and are hence underrepresented in the strategy. Third, the strategy has an underweight in the Health Care and Consumer Staples sectors, which were the strongest sectors in the March sell-off. Most large names in these sectors already traded at elevated valuations and were therefore underrepresented in the strategy. Fourth, the general tilt of the Fund towards attractively valued stocks with a high and stable dividend yield, as well as a modest allocation towards small capitalization stocks detracted from relative performance.
International Conservative Equities
Since inception on December 1, 2019 until April 30, 2020, Harbor Robeco International Conservative Equities Fund returned -15.64% (Retirement Class), -15.65% (Institutional Class) and -15.77% (Investor Class) while the MSCI EAFE (ND) Index returned -15.17%. Regrettably, the Fund did not provide risk reduction in the negative market environment. On the positive side, holding several stable telecom companies such as NTT DoCoMo (Japan), KDDI (Japan) and Elisa (Finland) contributed positively, as did avoiding the weak performance of cyclical industrial stocks such as Airbus, Safran and Vinci (France). Negative contributions mainly came from not holding several well-performing health care stocks such as AstraZeneca (UK) and Novo Nordisk (Denmark), while holding several real estate stocks that were impacted by the global lockdown. Examples are Eurocommercial Properties (Netherlands), Stockland (Australia) and Deutsche EuroShop (Germany). From a factor perspective, the good performance of the low-risk factor was neutralized by the weak value factor.
US Conservative Equities
Since inception on December 1, 2019 until April 30, 2020, Harbor Robeco US Conservative Equities Fund returned -14.52% (Retirement Class), -14.53% (Institutional Class) and -14.65% (Investor Class) while the S&P 500 Index returned -6.55%. Regrettably, the Fund did not provide risk reduction in the negative market environment. We see four main reasons for this. First, the strategy holds several stocks that normally would qualify as low-risk stocks, but were impacted by the global lockdown. Examples are several retailers such as car dealer groups and several insurance stocks with low volatility and high dividend. Second, the strategy hardly profited from the good performance of the large American technology companies, most notably Amazon and Microsoft, which saw an increase in their services and products in this global lockdown. Most of these stocks exhibit a high beta and a high valuation and are hence underrepresented in the strategy. Third, the strategy has an underweight in the Health
3

Harbor Conservative Equity Funds
Manager’s Commentary—Continued

Care and Consumer Staples sectors, which were the strongest sectors in the March sell-off. Most large names in these sectors already traded at elevated valuations and were therefore underrepresented in the strategy. Fourth, the general tilt of the strategy towards attractively valued stocks with high and stable dividend yield, as well as a modest allocation towards small caps, detracted from relative performance.
Outlook
The coronavirus outbreak continues to spread globally. What the cumulative impact of the outbreak will be, and the subsequent measures are taken to contain it remain uncertain. In China, the outbreak seems to be contained, but this is not the case yet in Europe and the U.S. The good news is that globally, central banks and governments have acted swiftly to provide support. What the shape of the recovery (V-, U- or L-shaped) will eventually be is uncertain. Yet, as investors, we are not rewarded for waiting until the dust has settled and the macroeconomic view is all clear. We believe that in confusing times like these, market technicals trump fundamentals in market pricing behavior.
In our view, support measures by central banks and government are important, but what we believe really matters for the economic outlook is how long social distancing and the lockdowns will remain in place. The first indication we are getting from China is that these extreme measures are indeed effective. All eyes are now on Europe and the U.S. to get confirmation that these measures are bearing fruit. The question, however, is to what extent this is a good blueprint for the U.S., as there seems to be less willingness or tolerance for social distancing and lockdowns there.
Low visibility on the macro front, a state of denial in investor sentiment, unpredictable return bounces, and stretched ex-ante U.S. valuation levels are important clues that we might not be out of the woods yet, in our view. The risk is that they are waiting for a trough that already happened. There is an obvious two-way risk for equity investors at this juncture.

This report contains the current opinions of Robeco Institutional Asset Management US Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, a Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
The Fund focuses on defensive-oriented (conservative) stocks, which typically lag the stock market during strong market rallies. In addition, such stocks may underperform the market during periods of rising interest rates. There is no guarantee that the investment process will be successful in lowering volatility of the Fund’s returns or protecting the Fund from market declines.
4

Harbor Robeco Emerging Markets Conservative Equities Fund
Fund Summary —April 30, 2020 (Unaudited)

REGION BREAKDOWN (% of investments)
FUND PERFORMANCE
TOTAL RETURNS For the periods ended 04/30/2020	6 Months	1 Year	5 Years	Unannualized
				Life of Fund
Harbor Robeco Emerging Markets Conservative Equities Fund
Retirement Class[1]	N/A	N/A	N/A	-13.89%
Institutional Class[1]	N/A	N/A	N/A	-13.90
Investor Class[1]	N/A	N/A	N/A	-14.02
Comparative Index
MSCI Emerging Markets (ND)[1]	N/A	N/A	N/A	-10.38%
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratios were 0.75% (Net) and 6.31% (Gross) Retirement Class; 0.83% (Net) and 6.39% (Gross) Institutional Class; and 1.20% (Net) and 6.76% (Gross) Investor Class. The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2021. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.

1	The “Life of Fund” return as shown reflects the period 12/01/2019 through 04/30/2020.
5

Harbor Robeco Emerging Markets Conservative Equities Fund
Portfolio of Investments—April 30, 2020 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—97.5%
Shares		Value
AUTO COMPONENTS—1.0%
76	Hyundai Mobis Co. Ltd. (South Korea)*	$ 11
5,275	Shandong Linglong Tyre Co. Ltd. (China)*	16
		27
AUTOMOBILES—2.0%
766	KIA Motors Corp. (South Korea)*	19
10,785	Tofas Turk Otomobil Fabrikasi AS (Turkey)*	34
		53
BANKS—21.9%
73,000	Agricultural Bank of China Ltd. (China)*	30
18,700	Bank of Beijing Co. Ltd. (China)*	13
99,000	Bank of China Ltd. (China)*	38
40,000	Bank of Communications Co. Ltd. (China)*	25
28,000	Chang Hwa Commercial Bank Ltd. (Taiwan)*	18
47,000	China Citic Bank Corp. Ltd. (China)*	23
56,000	China Construction Bank Corp. (China)	45
29,000	China Everbright Bank Co. Ltd. (China)*	12
7,000	China Merchants Bank Co. Ltd. (China)	33
55,500	China Minsheng Banking Corp. Ltd. (China)*	41
36,000	CTBC Financial Holding Co. Ltd. (Taiwan)*	24
27,000	E.Sun Financial Holding Co. Ltd. (Taiwan)*	25
30,000	First Financial Holding Co. Ltd. (Taiwan)*	22
500	Hana Financial Group Inc. (South Korea)	12
28,000	Hua Nan Financial Holdings Co Ltd. (Taiwan)*	18
18,000	Huaxia Bank Co. Ltd. (China)*	17
409	KB Financial Group Inc. (South Korea)*	12
9,800	Kiatnakin Bank PCL NVDR (Thailand)*,1	13
6,300	Malayan Banking BHD (Malaysia)*	11
4,229	Moneta Money Bank AS (Czech Republic)*	9
628	OTP Bank plc (Hungary)*	19
49,000	Postal Savings Bank of China (China)*	29
484	Shinhan Financial Group Co. Ltd. (South Korea)	12
32,000	SinoPac Financial Holdings Co. Ltd. (Taiwan)*	13
43,000	Taishin Financial Holding Co. Ltd. (Taiwan)*	18
27,000	Taiwan Cooperative Financial Holding Co. Ltd. (Taiwan)*	18
11,700	Thanachart Capital PCL NVDR (Thailand)*,1	13
7,500	Tisco Financial Group PCL NVDR (Thailand)*,1	17
		580
BEVERAGES—0.7%
38,000	Thai Beverage PCL (Thailand)	18
CAPITAL MARKETS—0.6%
30,000	Yuanta Financial Holding Co. Ltd. (Taiwan)*	17
CHEMICALS—0.5%
9,000	Taiwan Fertilizer Co. Ltd. (Taiwan)*	14
COMMERCIAL SERVICES & SUPPLIES—1.4%
8,000	Country Garden Services Holdings Co. Ltd. (China)*	37
COMPUTERS & PERIPHERALS—0.6%
17,000	Wistron Corp. (Taiwan)*	16
CONSTRUCTION & ENGINEERING—1.4%
17,400	China National Chemical Engineering Co. Ltd. (China)*	15
12,000	Shenzhen International Holdings Ltd. (China)*	23
		38
CONSTRUCTION MATERIALS—4.7%
4,500	Anhui Conch Cement Co. Ltd. (China)	35
12,000	Asia Cement Corp. (Taiwan)*	18
22,000	China Resources Cement Holdings Ltd. (China)*	30
COMMON STOCKS—Continued
Shares		Value
CONSTRUCTION MATERIALS—Continued
17,000	Taiwan Cement Corp. (Taiwan)*	$ 24
30,600	Tipco Asphalt PCL NVDR (Thailand)*,1	17
		124
DIVERSIFIED TELECOMMUNICATION SERVICES—5.4%
7,000	Chunghwa Telecom Co. Ltd. (Taiwan)*	26
31,700	Digital Telecommunications Infrastructure Fund (Thailand)*	15
1,715	Hellenic Telecommunications Organization SA (Greece)*	23
2,097	KT Corp. ADR (South Korea)[1]	21
3,186	Telefonica Brasil SA ADR (Brazil)*,1	27
48,200	Telekomunikasi Indonesia Persero Tbk PT (Indonesia)*	11
20,330	Turk Telekomunikasyon AS (Turkey)*	21
		144
ELECTRIC UTILITIES—3.0%
1,667	Cia Paranaense de Energia ADR (Brazil)*,1	17
5,200	EDP - Energias do Brasil SA (Brazil)*	16
5,400	Equatorial Energia SA (Brazil)*	18
5,700	Transmissora Alianca de Energia Eletrica SA (Brazil)*	29
		80
ELECTRICAL EQUIPMENT—1.0%
3,700	WEG SA (Brazil)*	27
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.6%
7,000	Foxconn Technology Co. Ltd. (Taiwan)*	13
7,000	Hon Hai Precision Industry Co. Ltd. (Taiwan)*	18
9,000	Synnex Technology International Corp. (Taiwan)*	12
		43
ENTERTAINMENT—1.5%
112	NetEase Inc. ADR (China)*,1	39
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—1.1%
8,900	Fibra Uno Administracion SA de CV (Mexico)*	8
15,023	Fortress REIT Ltd. (South Africa)*	8
17,101	Growthpoint Properties Ltd. (South Africa)*	13
184	Resilient REIT Ltd. (South Africa)*	—
		29
FOOD & STAPLES RETAILING—1.8%
1,000	Raia Drogasil SA (Brazil)*	19
11,400	Wal-Mart de Mexico SAB de CV (Mexico)*	28
		47
FOOD PRODUCTS—1.3%
1,185	Gruma SAB de CV (Mexico)*	11
30,000	Want Want China Holdings Ltd. (China)	22
		33
GAS UTILITIES—0.5%
4,200	Infraestructura Energetica Nova SAB de CV (Mexico)*	14
HEALTH CARE EQUIPMENT & SUPPLIES—0.8%
8,000	Shandong Weigao Group Medical Polymer Co Ltd. (China)*	12
5,500	Top Glove Corp. Bhd (Malaysia)*	9
		21
HEALTH CARE PROVIDERS & SERVICES—0.4%
2,200	Qualicorp Consultoria e Corretora de Seguros SA (Brazil)*	10

6

Harbor Robeco Emerging Markets Conservative Equities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
HOTELS, RESTAURANTS & LEISURE—0.4%
456	Saudi Airlines Catering Co. (Saudi Arabia)*	$ 10
HOUSEHOLD DURABLES—0.3%
2,300	Cyrela Brazil Realty SA Empreendimentos e Participacoes (Brazil)*	7
HOUSEHOLD PRODUCTS—0.4%
8,000	Kimberly-Clark de Mexico SAB de CV (Mexico)*	11
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—2.0%
5,100	AES Tiete Energia SA (Brazil)*	14
2,200	Electricity Generating PCL NVDR (Thailand)*,1	19
10,500	Ratch Group PCL NVDR (Thailand)*,1	21
		54
INDUSTRIAL CONGLOMERATES—1.6%
22,000	CITIC Ltd. (China)*	23
73,845	Dogan Sirketler Grubu Holding AS (Turkey)*	19
		42
INSURANCE—1.5%
3,300	BB Seguridade Participacoes SA (Brazil)*	16
17,000	Fubon Financial Holding Co. Ltd. (Taiwan)*	24
		40
INTERACTIVE MEDIA & SERVICES—0.6%
116	Kakao Corp. (South Korea)*	17
INTERNET & DIRECT MARKETING RETAIL—2.3%
299	Alibaba Group Holding Ltd. ADR (China)*,1	61
IT SERVICES—2.4%
4,214	Infosys Ltd. ADR (India)[1]	39
510	WNS Holdings Ltd. ADR (India)*,1	25
		64
MARINE—1.3%
2,950	Atlas Corp. (Marshall Islands)*	22
2,246	Costamare Inc. (Greece)*	11
		33
METALS & MINING—4.8%
5,384	Harmony Gold Mining Co. Ltd. (South Africa)*	20
32	Korea Zinc Co. Ltd. (South Korea)*	10
1,876	Koza Altin Isletmeleri AS (Turkey)*	19
1,228	MMC Norilsk Nickel PJSC ADR (Russia)*,1	34
410	Polyus PJSC GDR (Russia)*,1	33
907	Severstal PJSC GDR (Russia)*,1	11
		127
OIL, GAS & CONSUMABLE FUELS—6.7%
14,000	China Shenhua Energy Co. Ltd. (China)	25
32,000	CNOOC Ltd. (China)*	35
1,300	Cosan SA (Brazil)*	15
5,792	Gazprom PJSC ADR (Russia)*,1	29
454	LUKOIL PJSC ADR (Russia)[1]	29
168	Novatek PJSC GDR (Russia)*,1	24
477	Tatneft PJSC ADR (Russia)*,1	21
		178
COMMON STOCKS—Continued
Shares		Value
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.9%
8,000	Highwealth Construction Corp. (Taiwan)*	$ 12
3,058	NEPI Rockcastle PLC (South Africa)*	13
		25
ROAD & RAIL—1.4%
56,600	BTS Group Holdings PCL NVDR (Thailand)*,1	20
17,800	Daqin Railway Co. Ltd. (China)*	18
		38
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.2%
5,000	Powertech Technology Inc. (Taiwan)*	17
11,000	Quanta Computer Inc. (Taiwan)*	24
5,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	50
36,000	United Microelectronics Corp. (Taiwan)*	19
		110
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—4.7%
2,000	Asustek Computer Inc. (Taiwan)*	14
4,000	Chicony Electronics Co. Ltd. (Taiwan)*	11
32,000	Compal Electronics Inc. (Taiwan)*	20
11,000	Lite-On Technology Corp. (Taiwan)*	17
8,000	Pegatron Corp. (Taiwan)*	18
4,000	Radiant Opto-Electronics Corp. (Taiwan)*	13
778	Samsung Electronics Co. Ltd. (South Korea)	32
		125
TRANSPORTATION INFRASTRUCTURE—0.6%
2,000	Grupo Aeroportuario del Centro Norte SAB de CV (Mexico)*	7
8,000	Jiangsu Expressway Co Ltd. (China)*	10
		17
WATER UTILITIES—1.0%
12,000	Guangdong Investment Ltd. (China)*	25
WIRELESS TELECOMMUNICATION SERVICES—7.2%
3,900	Advanced Info Service PCL NVDR (Thailand)*,1	24
6,500	China Mobile Ltd. (China)*	52
7,000	Far EasTone Telecommunications Co Ltd. (Taiwan)*	15
1,137	SK Telecom Co. Ltd. ADR (South Korea)*,1	22
6,000	Taiwan Mobile Co. Ltd. (Taiwan)*	22
16,486	Turkcell Iletisim Hizmetleri AS (Turkey)*	33
3,277	Vodacom Group Ltd. (South Africa)*	22
		190
TOTAL COMMON STOCKS
(Cost $2,953)		2,585

PREFERRED STOCKS—0.6%
(Cost $32)
BANKS—0.6%
10,000	Itausa - Investimentos Itau SA (Brazil)	17
TOTAL INVESTMENTS—98.1%
(Cost $2,985)		2,602
CASH AND OTHER ASSETS, LESS LIABILITIES—1.9%		50
TOTAL NET ASSETS—100.0%		$2,652

7

Harbor Robeco Emerging Markets Conservative Equities Fund
Portfolio of Investments—Continued

RIGHTS/WARRANTS
Description	No. of Contracts	Strike Price	Expiration Date	Cost (000s)	Value (000s)
BTS Group Holdings PCL	5,660	THB 14.00	2/16/2021	$ —	$—

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2020 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$ —	$ 76	$—	$ 76
Europe	192	177	—	369
Latin America	149	145	—	294
Middle East/Central Asia	64	10	—	74
Pacific Basin	165	1,607	—	1,772
Preferred Stocks
Latin America	17	—	—	17
Total Investments in Securities	$587	$2,015	$—	$2,602
Financial Derivatives Instruments - Assets
Rights/Warrants	$ —	$ —	$—	$ —
Total Investments	$587	$2,015	$—	$2,602
There were no Level 3 Investments at April 30, 2020 or December 1, 2019 (inception).
For more information on valuation inputs and their aggregation into the levels in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	Depository receipts such as American Depostiory Receipts (ADRs), Global Depository Receipts (GDRs) and other country specific depository receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere.
THB	Thai Baht
The accompanying notes are an integral part of the Financial Statements.
8

Harbor Robeco Global Conservative Equities Fund
Fund Summary —April 30, 2020 (Unaudited)

REGION BREAKDOWN (% of investments)
FUND PERFORMANCE
TOTAL RETURNS For the periods ended 04/30/2020	6 Months	1 Year	5 Years	Unannualized
				Life of Fund
Harbor Robeco Global Conservative Equities Fund
Retirement Class[1]	N/A	N/A	N/A	-14.68%
Institutional Class[1]	N/A	N/A	N/A	-14.79
Investor Class[1]	N/A	N/A	N/A	-14.92
Comparative Index
MSCI World (ND) Index[1]	N/A	N/A	N/A	-9.80%
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratios were 0.40% (Net) and 4.47% (Gross) Retirement Class; 0.48% (Net) and 4.55% (Gross) Institutional Class; and 0.85% (Net) and 4.92% (Gross) Investor Class. The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2021. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.

1	The “Life of Fund” return as shown reflects the period 12/01/2019 through 04/30/2020.
9

Harbor Robeco Global Conservative Equities Fund
Portfolio of Investments—April 30, 2020 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—98.2%
Shares		Value
AEROSPACE & DEFENSE—1.8%
110	Lockheed Martin Corp. (United States)*	$ 43
44	Teledyne Technologies Inc. (United States)*	14
		57
AUTO COMPONENTS—0.8%
336	Canadian Tire Corp. (Canada)*	24
AUTOMOBILES—0.4%
200	Toyota Motor Corp. (Japan)	12
BANKS—5.2%
170	BNP Paribas SA (France)	5
3,108	Investors Bancorp Inc. (United States)*	29
588	JPMorgan Chase & Co. (United States)	56
668	National Bank of Canada (Canada)*	27
144	PNC Financial Services Group Inc. (United States)*	16
2,219	Skandinaviska Enskilda Banken AB (Sweden)*	18
561	Sydbank AS (Denmark)*	9
		160
BEVERAGES—1.4%
2,697	Coca-Cola Amatil Ltd. (Australia)	15
229	PepsiCo Inc. (United States)	30
		45
BIOTECHNOLOGY—1.1%
145	Amgen Inc. (United States)	35
CAPITAL MARKETS—4.2%
580	Artisan Partners Asset Management Inc. (United States)	17
340	ASX Ltd. (Australia)*	18
1,165	CI Financial Corp. (Canada)*	12
1,221	IGM Financial Inc. (Canada)*	26
4,500	Nomura Holdings Inc. (Japan)	19
2,800	Singapore Exchange Ltd. (Singapore)	19
749	Virtu Financial Inc. (United States)*	18
		129
CONSTRUCTION & ENGINEERING—0.9%
1,532	Skanska AB (Sweden)*	29
DISTRIBUTORS—0.4%
276	D'ieteren SA (Belgium)*	14
DIVERSIFIED FINANCIAL SERVICES—1.0%
268	T Rowe Price Group Inc. (United States)*	31
DIVERSIFIED TELECOMMUNICATION SERVICES—5.0%
983	AT&T Inc. (United States)*	30
1,307	Deutsche Telekom AG (Germany)	19
12,000	HKT Trust & HKT Ltd Stapled Security (Hong Kong)*	19
6,295	Spark New Zealand Ltd. (New Zealand)	17
39	Swisscom AG (Switzerland)*	20
4,315	Telia Co. AB (Sweden)*	15
585	Verizon Communications Inc. (United States)*	34
		154
ELECTRIC UTILITIES—7.8%
231	American Electric Power Co. Inc. (United States)*	19
419	Duke Energy Corp. (United States)*	35
685	Endesa SA (Spain)*	15
2,082	Enel SpA (Italy)	14
70	Entergy Corp. (United States)	7
518	Evergy Inc. (United States)*	30
COMMON STOCKS—Continued
Shares		Value
ELECTRIC UTILITIES—Continued
415	FirstEnergy Corp. (United States)	$ 17
981	Hydro One Ltd. (Canada)*	18
2,295	Iberdrola SA (Spain)	23
627	Southern Co. (United States)*	36
1,790	SSE PLC (United Kingdom)*	28
		242
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.4%
517	Benchmark Electronics Inc. (United States)*	11
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—7.0%
242	Agree Realty Corp. (United States)*	16
10,000	CapitaLand Mall Trust (Singapore)*	13
992	Easterly Government Properties Inc. (United States)*	27
1,177	Independence Realty Trust Inc. (United States)*	12
201	Investors Real Estate Trust (United States)*	13
3	Japan Real Estate Investment Corp. (Japan)*	16
1,308	Lexington Realty Trust (United States)	14
187	Life Storage Inc. (United States)*	16
6,700	Mapletree Industrial Trust (Singapore)*	12
7	Nippon ProLogis REIT Inc. (Japan)*	19
1,472	Piedmont Office Realty Trust Inc. (United States)	25
1,740	RioCan Real Estate Investment Trust (Canada)*	20
311	Terreno Realty Corp. (United States)*	17
		220
FOOD & STAPLES RETAILING—5.0%
1,546	Koninklijke Ahold Delhaize NV (Netherlands)	38
610	Kroger Co. (United States)	19
428	Metro Inc. (Canada)*	18
839	Sprouts Farmers Market Inc. (United States)*	17
400	Sundrug Co. Ltd. (Japan)	14
250	Walmart Inc. (United States)*	30
759	Woolworths Ltd. (Australia)*	18
		154
FOOD PRODUCTS—4.9%
666	B&G Foods Inc. (United States)*	13
811	Flowers Foods Inc. (United States)*	18
359	General Mills Inc. (United States)*	21
404	Hormel Foods Corp. (United States)*	19
163	JM Smucker Co. (United States)	19
200	Nissin Foods Holdings Co. Ltd. (Japan)*	16
3,989	Orkla ASA (Norway)*	36
302	Tootsie Roll Industries Inc. (United States)*	11
		153
GAS UTILITIES—0.5%
3,797	Snam SpA (Italy)*	17
HEALTH CARE EQUIPMENT & SUPPLIES—1.4%
453	Medtronic plc (Ireland)	44
HEALTH CARE PROVIDERS & SERVICES—0.7%
288	DaVita Inc. (United States)*	23
HOUSEHOLD DURABLES—4.6%
1,000	Casio Computer Co. Ltd. (Japan)	16
193	Garmin Ltd. (Switzerland)*	16
173	Helen of Troy Ltd. (United States)*	29
909	Persimmon plc (United Kingdom)*	25
471	PulteGroup Inc. (United States)	13

10

Harbor Robeco Global Conservative Equities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
HOUSEHOLD DURABLES—Continued
1,700	Sekisui House Ltd. (Japan)*	$ 29
161	Topbuild Corp. (United States)*	15
		143
HOUSEHOLD PRODUCTS—2.3%
105	Clorox Co. (United States)*	19
438	Procter & Gamble Co. (United States)*	52
		71
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—0.5%
6,304	Meridian Energy Ltd. (New Zealand)*	17
INSURANCE—8.0%
312	Ageas (Belgium)	11
104	Allianz SE (Germany)	19
327	Allstate Corp. (United States)	33
200	AMERISAFE Inc. (United States)*	13
283	First American Financial Corp. (United States)*	13
1,665	Gjensidige Forsikring ASA (Norway)*	29
774	Great-West Lifeco Inc. (Canada)*	13
186	Hannover Rueck SE (Germany)	30
132	Hanover Insurance Group Inc. (United States)*	13
114	Intact Financial Corp. (Canada)*	11
139	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)*	30
437	Sun Life Financial Inc. (Canada)*	15
56	Zurich Insurance Group AG (Switzerland)*	18
		248
IT SERVICES—7.5%
218	Akamai Technologies Inc. (United States)*	21
503	Amdocs Ltd. (United States)*	32
134	CACI International Inc. (United States)*	34
300	Fujitsu Ltd. (Japan)*	29
174	Jack Henry + Associates Inc. (United States)*	28
208	Leidos Holdings Inc. (United States)*	21
228	ManTech International Corp. (United States)	17
900	Nomura Research Institute Ltd. (Japan)	22
1,457	Western Union Co. (United States)	28
		232
LEISURE PRODUCTS—0.5%
500	Sankyo Co. Ltd. (Japan)*	14
MULTILINE RETAIL—1.9%
132	Dollar General Corp. (United States)	23
178	Target Corp. (United States)*	20
707	Wesfarmers Ltd. (Australia)*	17
		60
MULTI-UTILITIES—3.0%
1,346	AGL Energy Ltd. (Australia)*	15
274	Dominion Energy Inc. (United States)*	21
4,113	Hera SpA (Italy)	15
619	MDU Resources Group Inc. (United States)*	14
938	National Grid plc (United Kingdom)	11
141	Sempra Energy (United States)*	17
		93
COMMON STOCKS—Continued
Shares		Value
PHARMACEUTICALS—4.6%
1,229	GlaxoSmithKline plc (United Kingdom)*	$ 26
382	Merck & Co. Inc. (United States)*	30
848	Pfizer Inc. (United States)*	33
154	Roche Holding AG (Switzerland)	53
		142
PROFESSIONAL SERVICES—0.6%
270	Thomson Reuters Corp. (Canada)*	19
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.5%
3,000	Hulic Co. Ltd. (Japan)*	30
174	Swiss Prime Site AG (Switzerland)*	16
		46
ROAD & RAIL—0.4%
4,694	Aurizon Holdings Ltd. (Australia)*	14
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.2%
614	Intel Corp. (United States)*	37
SOFTWARE—2.4%
364	Microsoft Corp. (United States)	65
63	Zoom Video Communications Inc. (United States)*	9
		74
SPECIALTY RETAIL—3.2%
23	AutoZone Inc. (United States)*	24
439	Best Buy Co. Inc. (United States)	34
486	Buckle Inc. (United States)*	7
711	JB Hi-Fi Ltd. (Australia)*	16
171	Murphy USA Inc. (United States)*	18
		99
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—3.3%
220	Apple Inc. (United States)	65
718	Seagate Technology plc (Ireland)	36
		101
TRADING COMPANIES & DISTRIBUTORS—0.6%
900	ITOCHU Corp. (Japan)*	18
WIRELESS TELECOMMUNICATION SERVICES—2.2%
1,300	KDDI Corp. (Japan)	38
1,000	NTT DoCoMo Inc. (Japan)	29
		67
TOTAL COMMON STOCKS
(Cost $3,394)		3,049
TOTAL INVESTMENTS—98.2%
(Cost $3,394)		3,049
CASH AND OTHER ASSETS, LESS LIABILITIES—1.8%		56
TOTAL NET ASSETS—100.0%		$3,105

11

Harbor Robeco Global Conservative Equities Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2020 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$ —	$ 583	$—	$ 583
North America	1,732	203	—	1,935
Pacific Basin	—	531	—	531
Total Investments in Securities	$1,732	$1,317	$—	$3,049
There were no Level 3 investments at April 30, 2020 or December 1, 2019 (inception).
For more information on valuation inputs and their aggregation into the levels in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
The accompanying notes are an integral part of the Financial Statements.
12

Harbor Robeco International Conservative Equities Fund
Fund Summary —April 30, 2020 (Unaudited)

REGION BREAKDOWN (% of investments)
FUND PERFORMANCE
TOTAL RETURNS For the periods ended 04/30/2020	6 Months	1 Year	5 Years	Unannualized
				Life of Fund
Harbor Robeco International Conservative Equities Fund
Retirement Class[1]	N/A	N/A	N/A	-15.64%
Institutional Class[1]	N/A	N/A	N/A	-15.65
Investor Class[1]	N/A	N/A	N/A	-15.77
Comparative Index
MSCI EAFE (ND)[1]	N/A	N/A	N/A	-15.17%
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratios were 0.45% (Net) and 4.58% (Gross) Retirement Class; 0.53% (Net) and 4.66% (Gross) Institutional Class; and 0.90% (Net) and 5.03% (Gross) Investor Class. The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2021. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.

1	The “Life of Fund” return as shown reflects the period 12/01/2019 through 04/30/2020.
13

Harbor Robeco International Conservative Equities Fund
Portfolio of Investments—April 30, 2020 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—97.8%
Shares		Value
AEROSPACE & DEFENSE—0.7%
2,839	BAE Systems plc (United Kingdom)	$ 18
AIR FREIGHT & LOGISTICS—0.7%
1,384	Bpost SA (Belgium)*	10
3,475	CTT-Correios de Portugal SA (Portugal)*	8
		18
AUTOMOBILES—1.7%
700	Toyota Motor Corp. (Japan)	43
BANKS—3.8%
557	BNP Paribas SA (France)	18
1,202	DNB ASA (Norway)	15
10,223	Intesa Sanpaolo SpA (Italy)*	16
16,700	Mizuho Financial Group Inc. (Japan)	19
2,454	Skandinaviska Enskilda Banken AB (Sweden)*	20
563	Sydbank AS (Denmark)*	9
		97
BEVERAGES—1.6%
147	Carlsberg AS (Denmark)	18
4,081	Coca-Cola Amatil Ltd. (Australia)	23
		41
BIOTECHNOLOGY—0.9%
200	Chugai Pharmaceutical Co. Ltd. (Japan)*	24
BUILDING PRODUCTS—0.7%
41	Geberit AG (Switzerland)	18
CAPITAL MARKETS—4.8%
368	ASX Ltd. (Australia)*	19
1,154	CI Financial Corp. (Canada)*	12
630	Flow Traders (Netherlands)*	21
2,285	IG Group Holdings plc (United Kingdom)	22
628	IGM Financial Inc. (Canada)*	13
3,000	Singapore Exchange Ltd. (Singapore)	21
900	Yamazaki Baking Co. Ltd. (Japan)*	16
		124
CHEMICALS—1.3%
8	Givaudan SA (Switzerland)*	27
554	Kemira OYJ (Finland)*	7
		34
COMMERCIAL SERVICES & SUPPLIES—1.0%
300	Secom Co. Ltd. (Japan)	25
CONSTRUCTION & ENGINEERING—2.7%
1,500	Kandenko Co. Ltd. (Japan)*	13
800	Kinden Corp. (Japan)*	13
1,800	Obayashi Corp. (Japan)	16
1,494	Skanska AB (Sweden)*	28
		70
DISTRIBUTORS—0.5%
277	D'ieteren SA (Belgium)*	14
DIVERSIFIED FINANCIAL SERVICES—1.6%
1,312	Plus500 Ltd. (Israel)*	21
83	Sofina SA (Belgium)*	19
		40
COMMON STOCKS—Continued
Shares		Value
DIVERSIFIED TELECOMMUNICATION SERVICES—6.9%
1,776	Deutsche Telekom AG (Germany)	$ 26
367	Elisa OYJ (Finland)*	22
13,000	HKT Trust & HKT Ltd Stapled Security (Hong Kong)*	21
35,000	PCCW Ltd. (Hong Kong)*	21
635	Proximus SADP (Belgium)*	14
6,575	Spark New Zealand Ltd. (New Zealand)	18
40	Swisscom AG (Switzerland)*	21
6,163	Telefonica Deutschland Holding AG (Germany)*	18
4,713	Telia Co. AB (Sweden)*	16
		177
ELECTRIC UTILITIES—6.5%
156	BKW AG (Switzerland)*	13
732	Endesa SA (Spain)*	16
4,089	Enel SpA (Italy)	28
858	Fortum OYJ (Finland)*	14
962	Hydro One Ltd. (Canada)*	17
3,162	Iberdrola SA (Spain)	32
3,000	Power Assets Holdings Ltd. (Hong Kong)*	20
1,791	SSE PLC (United Kingdom)*	28
		168
ELECTRICAL EQUIPMENT—0.5%
1,200	Ushio Inc. (Japan)	13
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.5%
177	Landis+Gyr Group AG (Switzerland)*	12
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—7.3%
6	Advance Residence Investment Corp. (Japan)*	18
3,888	BWP Trust (Australia)*	9
10,400	CapitaLand Mall Trust (Singapore)*	14
21,581	Cromwell Property Group (Australia)*	11
520	Deutsche EuroShop AG (Germany)*	8
11	Industrial & Infrastructure Fund Investment Corp. (Japan)*	15
3	Japan Real Estate Investment Corp. (Japan)*	16
16,200	Mapletree Industrial Trust (Singapore)*	29
14,600	Mapletree Logistics Trust (Singapore)*	19
10	Mori Trust Sogo Inc. (Japan)*	11
3	Nippon Building Fund Inc. (Japan)*	18
7	Nippon ProLogis REIT Inc. (Japan)*	19
		187
FOOD & STAPLES RETAILING—7.3%
2,118	Coles Group Ltd. (Australia)*	21
453	ICA Gruppen AB (Sweden)*	20
1,064	Kesko OYJ (Finland)*	17
940	Koninklijke Ahold Delhaize NV (Netherlands)	23
300	Lawson Inc. (Japan)	16
371	Loblaw Cos. Ltd. (Canada)	18
412	Metro Inc. (Canada)*	17
300	Sugi Holdings Co. Ltd. (Japan)	18
500	Sundrug Co. Ltd. (Japan)	17
937	Woolworths Ltd. (Australia)*	22
		189
FOOD PRODUCTS—3.2%
3	Chocoladefabriken Lindt & Spruengli AG (Switzerland)*	23
300	Nissin Foods Holdings Co. Ltd. (Japan)*	25
3,893	Orkla ASA (Norway)*	35
		83

14

Harbor Robeco International Conservative Equities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
GAS UTILITIES—0.7%
4,095	Snam SpA (Italy)*	$ 18
HEALTH CARE EQUIPMENT & SUPPLIES—0.7%
1,009	Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	17
HEALTH CARE PROVIDERS & SERVICES—1.3%
222	Galenica AG (Switzerland)*	16
977	Sonic Healthcare Ltd. (Australia)*	17
		33
HOUSEHOLD DURABLES—2.3%
295	Berkeley Group Holdings plc (United Kingdom)	15
1,000	Casio Computer Co. Ltd. (Japan)	16
1,700	Sekisui House Ltd. (Japan)*	29
		60
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—3.1%
703	Atlantica Yield PLC (United Kingdom)*	17
10,309	Ausnet Services (Australia)*	13
1,143	Encavis AG (Germany)*	14
6,507	Meridian Energy Ltd. (New Zealand)*	18
1,602	TransAlta Renewables Inc (Canada)*	17
		79
INSURANCE—9.0%
338	Ageas (Belgium)	12
164	Allianz SE (Germany)	30
1,114	Assicurazioni Generali SpA (Italy)	16
368	AXA SA (France)	7
1,586	Gjensidige Forsikring ASA (Norway)*	28
110	Hannover Rueck SE (Germany)	17
150	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)*	33
669	Poste Italiane SpA (Italy)*	6
398	Sun Life Financial Inc. (Canada)*	14
230	Swiss RE AG (Switzerland)*	17
380	Talanx AG (Germany)*	13
6,200	Unipolsai Assicurazioni SpA (Italy)	15
77	Zurich Insurance Group AG (Switzerland)*	24
		232
IT SERVICES—0.9%
900	Nomura Research Institute Ltd. (Japan)	22
LEISURE PRODUCTS—1.0%
900	Sankyo Co. Ltd. (Japan)*	25
MACHINERY—1.6%
458	Alstom SA (France)*	19
360	Kone OYJ (Finland)	22
		41
MEDIA—0.6%
15,300	Singapore Press Holdings Ltd. (Singapore)*	16
METALS & MINING—0.9%
3,022	Fortescue Metals Group Ltd. (Australia)	23
MULTILINE RETAIL—0.8%
867	Wesfarmers Ltd. (Australia)*	21
MULTI-UTILITIES—2.8%
1,442	AGL Energy Ltd. (Australia)*	16
4,129	Hera SpA (Italy)	15
COMMON STOCKS—Continued
Shares		Value
MULTI-UTILITIES—Continued
2,099	National Grid plc (United Kingdom)	$ 25
817	Veolia Environnement SA (France)*	17
		73
PAPER & FOREST PRODUCTS—0.7%
597	Holmen AB Class B (Sweden)*	17
PHARMACEUTICALS—4.1%
1,400	Astellas Pharma Inc. (Japan)*	23
1,682	GlaxoSmithKline plc (United Kingdom)*	35
139	Roche Holding AG (Switzerland)	48
		106
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.7%
600	Goldcrest Co. Ltd. (Japan)*	9
139	PSP Swiss Property AG (Switzerland)*	16
186	Swiss Prime Site AG (Switzerland)*	18
		43
ROAD & RAIL—0.6%
4,989	Aurizon Holdings Ltd. (Australia)*	15
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.7%
163	ASM International NV (Netherlands)*	18
SPECIALTY RETAIL—4.1%
1,124	Bilia AB (Sweden)*	8
1,400	EDION Corp. (Japan)*	12
229	Fielmann AG (Germany)*	15
1,111	Hennes & Mauritz AB Class B (Sweden)*	15
714	JB Hi-Fi Ltd. (Australia)*	16
1,500	K's Holdings Corp. (Japan)*	17
600	Shimachu Co. Ltd. (Japan)*	15
700	World Co. Ltd. (Japan)*	8
		106
TELECOMMUNICATION SERVICES—0.9%
1,448	Telenor ASA (Norway)*	22
THRIFTS & MORTGAGE FINANCE—0.3%
1,193	Deutsche Pfandbriefbank AG (Germany)*	9
TRADING COMPANIES & DISTRIBUTORS—0.9%
1,100	ITOCHU Corp. (Japan)*	22
WIRELESS TELECOMMUNICATION SERVICES—3.9%
775	Freenet AG (Germany)*	15
1,200	KDDI Corp. (Japan)	35
1,300	NTT DoCoMo Inc. (Japan)	38
9,652	Vodafone Group plc (United Kingdom)	13
		101
TOTAL COMMON STOCKS
(Cost $2,843)		2,514
TOTAL INVESTMENTS—97.8%
(Cost $2,843)		2,514
CASH AND OTHER ASSETS, LESS LIABILITIES—2.2%		57
TOTAL NET ASSETS—100.0%		$2,571

15

Harbor Robeco International Conservative Equities Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2020 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$ 17	$1,323	$—	$1,340
North America	18	90	—	108
Pacific Basin	—	1,066	—	1,066
Total Investments in Securities	$ 35	$2,479	$—	$2,514
There were no Level 3 investments at April 30, 2020 or December 1, 2019 (inception).
For more information on valuation inputs and their aggregation into the levels in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
The accompanying notes are an integral part of the Financial Statements.
16

Harbor Robeco US Conservative Equities Fund
Fund Summary —April 30, 2020 (Unaudited)

Sector Allocation (% of investments)
FUND PERFORMANCE
TOTAL RETURNS For the periods ended 04/30/2020	6 Months	1 Year	5 Years	Unannualized
				Life of Fund
Harbor Robeco US Conservative Equities Fund
Retirement Class[1]	N/A	N/A	N/A	-14.52%
Institutional Class[1]	N/A	N/A	N/A	-14.53
Investor Class[1]	N/A	N/A	N/A	-14.65
Comparative Index
S&P 500[1]	N/A	N/A	N/A	-6.55%
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratios were 0.35% (Net) and 4.12% (Gross) Retirement Class; 0.43% (Net) and 4.20% (Gross) Institutional Class; and 0.80% (Net) and 4.57% (Gross) Investor Class. The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2021. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.

1	The “Life of Fund” return as shown reflects the period 12/01/2019 through 04/30/2020.
17

Harbor Robeco US Conservative Equities Fund
Portfolio of Investments—April 30, 2020 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—98.8%
Shares		Value
AEROSPACE & DEFENSE—1.7%
86	Lockheed Martin Corp.*	$ 33
245	Raytheon Technologies Corp.*	16
		49
BANKS—5.4%
810	Citigroup Inc.*	39
3,353	Investors Bancorp Inc.*	31
455	JPMorgan Chase & Co.	44
198	PNC Financial Services Group Inc.*	21
539	U.S. Bancorp.	20
		155
BEVERAGES—1.5%
326	PepsiCo Inc.	43
BIOTECHNOLOGY—2.6%
165	Amgen Inc.	39
423	Gilead Sciences Inc.*	36
		75
BUILDING PRODUCTS—1.0%
616	Johnson Controls International plc	18
137	Simpson Manufacturing Co. Inc.*	10
		28
CAPITAL MARKETS—2.0%
213	Cohen & Steers Inc.*	12
573	Federated Investors Inc.*	13
1,402	Virtu Financial Inc.*	33
		58
COMMERCIAL SERVICES & SUPPLIES—0.8%
276	Copart Inc.*	22
DIVERSIFIED TELECOMMUNICATION SERVICES—4.2%
1,952	AT&T Inc.*	60
1,084	Verizon Communications Inc.*	62
		122
ELECTRIC UTILITIES—7.6%
303	American Electric Power Co. Inc.*	25
316	Avangrid Inc.*	14
339	Duke Energy Corp.*	29
216	Entergy Corp.	21
382	Evergy Inc.*	22
309	Eversource Energy*	25
534	FirstEnergy Corp.	22
152	NextEra Energy Inc.*	35
483	Southern Co.*	27
		220
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.3%
183	CDW Corp.*	20
255	Plexus Corp.*	16
		36
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—8.8%
301	Agree Realty Corp.*	20
1,350	Easterly Government Properties Inc.*	36
165	EastGroup Properties Inc.*	17
1,023	Equity Commonwealth*	35
304	Equity Residential*	20
2,030	Lexington Realty Trust	21
COMMON STOCKS—Continued
Shares		Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—Continued
205	Life Storage Inc.*	$ 18
178	Mid-America Apartment Communities Inc.*	20
805	Piedmont Office Realty Trust Inc.	14
88	ProLogis Inc.*	8
429	Spirit Realty Capital Inc.	13
552	STORE Capital Corp.*	11
390	Terreno Realty Corp.*	21
		254
FOOD & STAPLES RETAILING—4.5%
78	Casey's General Stores Inc.*	12
1,255	Kroger Co.	40
1,650	Sprouts Farmers Market Inc.*	34
352	Walmart Inc.*	43
		129
FOOD PRODUCTS—6.0%
1,309	B&G Foods Inc.*	26
594	Campbell Soup Co.*	30
931	Flowers Foods Inc.*	21
169	Hershey Co.*	22
670	Hormel Foods Corp.*	31
302	JM Smucker Co.	35
113	John B Sanfilippo & Son Inc.*	9
		174
HEALTH CARE EQUIPMENT & SUPPLIES—1.2%
356	Medtronic plc (Ireland)	35
HEALTH CARE PROVIDERS & SERVICES—2.0%
52	Chemed Corp.*	22
457	DaVita Inc.*	36
		58
HOUSEHOLD DURABLES—4.3%
247	Garmin Ltd. (Switzerland)*	20
236	Helen of Troy Ltd.*	39
4	NVR Inc.*	13
827	PulteGroup Inc.	23
204	Topbuild Corp.*	19
82	Whirlpool Corp.	9
		123
HOUSEHOLD PRODUCTS—3.4%
204	Kimberly-Clark Corp.*	28
582	Procter & Gamble Co.*	69
		97
INSURANCE—6.0%
495	Aflac Inc.	19
358	Allstate Corp.	36
228	Cincinnati Financial Corp.*	15
88	Everest Re Group Ltd. (Bermuda)*	15
353	First American Financial Corp.*	16
165	Hanover Insurance Group Inc.*	17
405	Hartford Financial Services Group Inc.	15
106	Marsh & McLennan Companies*	10
542	MetLife Inc.*	20
150	RLI Corp.*	11
		174
INTERNET & DIRECT MARKETING RETAIL—0.4%
294	PetMed Express Inc.*	12

18

Harbor Robeco US Conservative Equities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
IT SERVICES—7.3%
277	Akamai Technologies Inc.*	$ 27
510	Amdocs Ltd.*	33
94	CACI International Inc.*	23
553	Genpact Ltd.	19
263	Leidos Holdings Inc.*	26
404	ManTech International Corp.	30
491	Perficient Inc.*	17
1,877	Western Union Co.	36
		211
MEDIA—2.3%
15	Cable One Inc.*	29
646	Omnicom Group Inc.*	37
		66
METALS & MINING—0.6%
191	Reliance Steel & Aluminum Co.	17
MULTILINE RETAIL—1.9%
172	Dollar General Corp.	30
239	Target Corp.*	26
		56
MULTI-UTILITIES—3.7%
396	Avista Corp.*	17
365	Dominion Energy Inc.*	28
774	MDU Resources Group Inc.*	17
437	Public Service Enterprise Group Inc.	22
184	Sempra Energy*	23
		107
OIL, GAS & CONSUMABLE FUELS—0.6%
283	Valero Energy Corp.	18
PHARMACEUTICALS—3.2%
552	Merck & Co. Inc.*	44
1,219	Pfizer Inc.*	47
		91
COMMON STOCKS—Continued
Shares		Value
PROFESSIONAL SERVICES—0.9%
206	FTI Consulting Inc.*	$ 26
ROAD & RAIL—0.7%
159	Kansas City Southern*	21
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.7%
157	Cirrus Logic Inc.*	12
896	Intel Corp.*	53
50	Lam Research Corp.	13
		78
SOFTWARE—4.2%
396	Microsoft Corp.	71
362	Oracle Corp.	19
236	Zoom Video Communications Inc.*	32
		122
SPECIALTY RETAIL—3.4%
475	Best Buy Co. Inc.	37
602	Buckle Inc.*	9
191	Murphy USA Inc.*	20
60	O'Reilly Automotive Inc.*	23
175	TJX Companies Inc.*	9
		98
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—2.6%
253	Apple Inc.	74
TOTAL COMMON STOCKS
(Cost $3,139)		2,849
TOTAL INVESTMENTS—98.8%
(Cost $3,139)		2,849
CASH AND OTHER ASSETS, LESS LIABILITIES—1.2%		35
TOTAL NET ASSETS—100.0%		$2,884

FAIR VALUE MEASUREMENTS
All investments at April 30, 2020 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at April 30, 2020 or December 1, 2019 (inception).
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
The accompanying notes are an integral part of the Financial Statements.
19

Harbor Core Equity Funds
Manager’s Commentary (Unaudited)

Subadviser
Robeco Institutional Asset Management US Inc.
230 Park Avenue
Suite 3330
New York, NY 10169
Portfolio Managers
Wilma de Groot, PhD, CFA
Since 2019
Tim Dröge
Since 2019
Machiel Zwanenburg
Since 2019
Jan de Koning, CFA, CAIA
Since 2019
Han van der Boon
Since 2019
Thijs van der Valk
Since 2019
Yaowei Xu
Since 2019
Robeco Institutional Asset Management US Inc. (“RIAM US”) has subadvised the Fund since 2019.
Investment Objective
The Fund seeks long-term growth of capital.
Wilma de Groot, PhD,
CFA

Tim Dröge

Machiel Zwanenburg

Jan de Koning, CFA,
CAIA

Han van der Boon

Thijs van der Valk

Yaowei Xu

Management’s Discussion of
Fund Performance
Market Review
The dynamics of emerging markets over the last five months followed the following volatile progression: reach of the all-time highs, sell-off due to the coronavirus outbreak, and a bounce back from this sell-off.
Equities around the globe experienced a strong rally in the last month of 2019, concluding a year (and decade) of solid returns. The MSCI Emerging Markets Index rose 7.5%, as all eleven sectors showed positive returns, and emerging markets outperformed developed markets. Tech giants such as Samsung and Tencent drove markets higher, making the Information Technology sector, once again, the strongest sector in emerging markets.
However, the first quarter of 2020, showed a completely different story and is one for the history books. Hit by the coronavirus outbreak, the MSCI Emerging Markets Index experienced its worst first quarter of the year since the index started in 1988 and its fourth weakest quarter overall. China was the best performing major market, with a 10% decline in local returns, as index heavyweights Tencent and Alibaba fared relatively well. Contrarily, commodity-heavy markets such as Brazil declined, also under the pressure of a weaker currency. Sector return dispersion was high. Growth-like Health Care and Information Technology fared better than the value-like Financials and Energy sectors, hit by a decline in interest rates and a collapse in oil prices, respectively. Governments and central banks in both emerging and developed markets reacted quickly to the crises by providing substantial fiscal and monetary stimulus.
Most emerging market stocks recovered in April 2020. The Indian and South African markets, which were heavily impacted by the March sell-off, showed double-digit returns. The large Chinese market, still the best performing index year-to-date with a loss of just 4.6%, showed a modest return of 6.2% in April. In terms of sector returns, we see a mixed picture, with strong returns for Materials and Health Care, while Real Estate and Financials lagged the market once again. Together with the Energy sector, the latter two sectors have been the weakest sectors this year. The large Chinese banks did not move much, however, the index heavyweights Alibaba and Tencent continued to increase in value, while most stocks showed a modestly positive return. A notable outlier was South Africa’s largest chemicals producer, Sasol, which rose 145% after losing 84% of its market value in March. Uncertainty around the company and its American projects remains extremely high, in our view.
Performance
Since inception on December 1, 2019 until April 30, 2020, Harbor Robeco Emerging Markets Active Equities Fund returned -13.02% (Retirement Class), -13.12% (Institutional Class) and -13.25% (Investor Class) while the MSCI Emerging Markets (ND) Index returned -10.38%. Broadly speaking, our exposure to the value factor contributed the most to the underperformance of the Fund, the analyst revisions factor also had a slightly negative impact, while the quality, momentum, and the short-term timing model all contributed positively. The positive impact of the non-value factors diversified some, but not all, of the severe underperformance of value, resulting in an overall underperformance of the Fund.
20

Harbor Core Equity Funds
Manager’s Commentary—Continued

Given the small country and sector deviations and our bottom-up stock selection process, selection effects within these segments typically dominate allocation effects. In terms of sectors, good selection within Financials and Materials was more than offset by poor selection within most other sectors, particularly Consumer Discretionary and Health Care. The largest detractor from relative performance was Smiles Fidelidade SA. This customer loyalty program provider scored attractively on value and quality factors but took a hit when air traffic came to a halt. The largest positive contribution to relative performance came from New Hope Liuhe Co. This leading enterprise in agricultural industrialization in China was able to profit from the coronavirus outbreak and gained more than 60% year to date.
Country allocation had a negligible impact on performance. Poor selection within China and Korea had the largest negative impact on performance.
Outlook
The coronavirus outbreak continues to spread globally. What the cumulative impact of the outbreak will be, and the subsequent measures are taken to contain it remain uncertain. In China, the outbreak seems to be contained, but this is not the case yet in Europe and the U.S. The good news is that globally, central banks and governments have acted swiftly to provide support. What the shape of the recovery (V-, U- or L-shaped) will eventually be is uncertain. Yet, as investors, we are not rewarded for waiting until the dust has settled and the macroeconomic view is all clear. We believe that in confusing times like these, market technical trump fundamentals in market pricing behavior.
In our view, support measures by central banks and government are important, but what we believe really matters for the economic outlook is how long social distancing and the lockdowns will remain in place. The first indication we are getting from China is that these extreme measures are indeed effective. All eyes are now on Europe and the U.S. to get confirmation that these measures are bearing fruit. The question, however, is to what extent this is a good blueprint for the U.S., as there seems to be less willingness or tolerance for social distancing and lockdowns there.
Low visibility on the macro front, a state of denial in investor sentiment, unpredictable return bounces, and stretched ex-ante U.S. valuation levels are important clues that we might not be out of the woods yet, in our view. The risk is that they are waiting for a trough that already happened. There is an obvious two-way risk for equity investors at this juncture.

This report contains the current opinions of Robeco Institutional Asset Management US Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
21

Harbor Robeco Emerging Markets Active Equities Fund
Fund Summary —April 30, 2020 (Unaudited)

REGION BREAKDOWN (% of investments)
FUND PERFORMANCE
TOTAL RETURNS For the periods ended 04/30/2020	6 Months	1 Year	5 Years	Unannualized
				Life of Fund
Harbor Robeco Emerging Markets Active Equities Fund
Retirement Class[1]	N/A	N/A	N/A	-13.02%
Institutional Class[1]	N/A	N/A	N/A	-13.12
Investor Class[1]	N/A	N/A	N/A	-13.25
Comparative Index
MSCI Emerging Markets (ND)[1]	N/A	N/A	N/A	-10.38%
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratios were 0.79% (Net) and 6.62% (Gross) Retirement Class; 0.87% (Net) and 6.70% (Gross) Institutional Class; and 1.24% (Net) and 7.07% (Gross) Investor Class. The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2021. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.

1	The “Life of Fund” return as shown reflects the period 12/01/2019 through 04/30/2020.
22

Harbor Robeco Emerging Markets Active Equities Fund
Portfolio of Investments—April 30, 2020 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—95.2%
Shares		Value
AEROSPACE & DEFENSE—0.4%
451	Hanwha Aerospace Co. Ltd. (South Korea)*	$ 10
AUTO COMPONENTS—1.7%
545	Hankook Tire & Technology Co. Ltd. (South Korea)	10
84	Hyundai Mobis Co. Ltd. (South Korea)*	12
177	Hyundai Wia Corp. (South Korea)*	5
25,100	Nemak SAB de CV (Mexico)[1]	5
47	S&T Motiv Co Ltd. (South Korea)*	1
4,369	Shandong Linglong Tyre Co. Ltd. (China)*	13
		46
AUTOMOBILES—1.9%
16,500	Baic Motor Corp. Ltd. (China)[1]	7
1,000	China Motor Corp. (Taiwan)*	1
20,500	Great Wall Motor Co. Ltd. (China)*	14
523	KIA Motors Corp. (South Korea)*	13
950	Mahindra & Mahindra Ltd. GDR (India)*,2	5
1,448	Tata Motors Ltd. ADR (India)*,2	8
861	Tofas Turk Otomobil Fabrikasi AS (Turkey)*	3
		51
BANKS—14.6%
1,840	Absa Group Ltd. (South Africa)*	9
48,000	Agricultural Bank of China Ltd. (China)*	20
3,002	Alinma Bank (Saudi Arabia)*	13
6,700	AMMB Holdings Bhd (Malaysia)*	5
1,000	Arab National Bank (Saudi Arabia)*	5
700	Banco Do Brasil SA (Brazil)*	4
1,203	Banco Santander Brasil SA ADR (Brazil)*,2	6
8,900	Bank of Chengdu Co. Ltd. (China)*	10
72,000	Bank of China Ltd. (China)*	27
26,000	Bank of Communications Co. Ltd. (China)*	16
15,500	Bank of Jiangsu Co. Ltd. (China)*	13
3,200	Bank of Shanghai Co. Ltd. (China)*	4
1,614	BNK Financial Group Inc. (South Korea)*	7
31,000	China Citic Bank Corp. Ltd. (China)*	15
53,000	China Construction Bank Corp. (China)	43
15,000	China Everbright Bank Co. Ltd. (China)*	6
20,500	China Minsheng Banking Corp. Ltd. (China)*	15
25,000	Chongqing Rural Commercial Bank Co. Ltd. (China)*	11
4,442	Commercial Bank PSQC (Qatar)*	5
30,000	CTBC Financial Holding Co. Ltd. (Taiwan)*	20
630	Hana Financial Group Inc. (South Korea)	14
500	ICICI Bank Ltd. ADR (India)[2]	5
33,000	Industrial & Commercial Bank of China Ltd. (China)	22
674	KB Financial Group Inc. (South Korea)*	19
4,700	Kiatnakin Bank PCL NVDR (Thailand)*,2	6
10,889	Masraf Al Rayan Q.S.C (Qatar)*	11
2,283	Moneta Money Bank AS (Czech Republic)*	5
1,200	Regional SAB de CV (Mexico)*	3
6,700	RHB Bank BHD (Malaysia)*	7
618	Shinhan Financial Group Co. Ltd. (South Korea)	16
26,000	SinoPac Financial Holdings Co. Ltd. (Taiwan)*	11
120	State Bank of India GDR (India)*,2	3
6,600	Thanachart Capital PCL NVDR (Thailand)*,2	7
58,920	Turkiye Sinai Kalkinma Bankasi AS (Turkey)*	9
836	VTB Bank PJSC GDR (Russia)*,2	1
		393
BEVERAGES—0.9%
5,300	Carabao Group PCL NVDR (Thailand)*,2	13
COMMON STOCKS—Continued
Shares		Value
BEVERAGES—Continued
315	Hite Jinro Co. Ltd. (South Korea)*	$ 9
200	Sichuan Swellfun Co. Ltd. (China)*	1
		23
BIOTECHNOLOGY—0.1%
28,000	Sihuan Pharmaceutical Holdings Ltd. (China)*	3
CAPITAL MARKETS—0.7%
2,553	Investec Ltd. (South Africa)*	5
22,000	Yuanta Financial Holding Co. Ltd. (Taiwan)*	13
		18
CHEMICALS—0.6%
101	LOTTE Fine Chemical Co. Ltd. (South Korea)*	3
191	Soulbrain Co. Ltd. (South Korea)*	12
		15
COMMERCIAL SERVICES & SUPPLIES—0.5%
3,000	Country Garden Services Holdings Co. Ltd. (China)*	14
COMPUTERS & PERIPHERALS—0.6%
17,000	Wistron Corp. (Taiwan)*	16
CONSTRUCTION & ENGINEERING—1.9%
13,600	China National Chemical Engineering Co. Ltd. (China)*	12
12,500	China Railway Construction Corp. Ltd. (China)*	14
19	Daelim Industrial Co. Ltd. (South Korea)*	1
4,270	Gamuda BHD (Malaysia)*	3
364	HDC Hyundai Development Co-Engineering & Construction (South Korea)*	6
400	Larsen & Toubro Ltd. GDR (India)*,2	5
9,000	Metallurgical Corp. of China Ltd. (China)*	1
1,001	Samsung Engineering Co. Ltd. (South Korea)*	9
		51
CONSTRUCTION MATERIALS—2.2%
1,500	Anhui Conch Cement Co. Ltd. (China)	12
1,500	Asia Cement China Holdings Corp. (China)*	2
10,000	Asia Cement Corp. (Taiwan)*	15
12,000	China National Building Material Co. Ltd. (China)*	15
355	Qassim Cement Co. (Saudi Arabia)*	5
14,900	Tipco Asphalt PCL NVDR (Thailand)*,2	8
16,000	West China Cement Ltd. (China)*	3
		60
CONSUMER FINANCE—0.2%
4,700	Gentera SAB de CV (Mexico)	2
169	Samsung Card Co. Ltd. (South Korea)*	4
		6
DIVERSIFIED TELECOMMUNICATION SERVICES—1.8%
1,442	KT Corp. ADR (South Korea)[2]	14
2,841	Ooredoo QPSC (Qatar)*	5
6,200	Telekom Malaysia BHD (Malaysia)*	6
495	Telekomunikasi Indonesia Persero Tbk PT ADR (Indonesia)*,2	11
12,462	Turk Telekomunikasyon AS (Turkey)*	13
		49
ELECTRIC UTILITIES—1.3%
855	Cia Paranaense de Energia ADR (Brazil)*,2	9
158,548	ENEL Chile SA (Chile)*	13
1,285	Engie Energia Chile SA (Chile)*	1

23

Harbor Robeco Emerging Markets Active Equities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
ELECTRIC UTILITIES—Continued
919	Saudi Electricity Co. (Saudi Arabia)*	$ 4
1,400	Transmissora Alianca de Energia Eletrica SA (Brazil)*	7
		34
ELECTRICAL EQUIPMENT—0.4%
8,000	Shanghai Electric Group Co. Ltd. (China)*	3
8,000	TECO Electric and Machinery Co. Ltd. (Taiwan)	7
		10
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.5%
7,000	Compeq Manufacturing Co. Ltd. (Taiwan)*	9
10,000	Hon Hai Precision Industry Co. Ltd. (Taiwan)*	26
3,500	Kingboard Holdings Ltd. (China)*	8
131	LG Innotek Co. Ltd. (South Korea)*	14
3,000	Tripod Technology Corp. (Taiwan)*	11
		68
ENERGY EQUIPMENT & SERVICES—0.3%
10,000	China Oilfield Services Ltd. (China)	8
ENTERTAINMENT—2.2%
1,000	International Games System Co. Ltd. (Taiwan)*	18
2,500	NetDragon Websoft Holdings Ltd. (China)*	7
73	NetEase Inc. ADR (China)*,2	25
1,900	Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd. Class A (China)*	10
		60
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—0.3%
11,300	Fibra Uno Administracion SA de CV (Mexico)*	9
FOOD & STAPLES RETAILING—0.9%
7,114	Cencosud SA (Chile)*	9
1,002	Clicks Group Ltd. (South Africa)*	12
426	Eurocash SA (Poland)*	2
		23
FOOD PRODUCTS—2.8%
186	Astral Foods Ltd. (South Africa)*	2
8,100	Charoen Pokphand Foods PCL NVDR (Thailand)*,2	7
600	Chongqing Brewery Co. Ltd. (China)*	5
3,900	Fujian Sunner Development Co. Ltd. (China)*	12
600	JBS SA (Brazil)*	3
5,400	Marfrig Global Foods SA (Brazil)*	13
4,100	Minerva SA (Brazil)*	9
3,500	New Hope Liuhe Co. Ltd. (China)*	16
17	NongShim Co. Ltd. (South Korea)*	4
18	Samyang Foods Co. Ltd. (South Korea)*	1
80	Saudia Dairy & Foodstuff Co. (Saudi Arabia)*	3
		75
GAS UTILITIES—0.1%
65,400	Perusahaan Gas Negara TBK PT (Indonesia)*	4
HEALTH CARE EQUIPMENT & SUPPLIES—0.3%
3,900	Top Glove Corp. Bhd (Malaysia)*	7
HEALTH CARE PROVIDERS & SERVICES—0.5%
34,500	Chularat Hospital PCL NVDR (Thailand)*,2	3
2,100	Qualicorp Consultoria e Corretora de Seguros SA (Brazil)*	10
		13
COMMON STOCKS—Continued
Shares		Value
HOTELS, RESTAURANTS & LEISURE—0.1%
122	Saudi Airlines Catering Co. (Saudi Arabia)*	$ 3
HOUSEHOLD DURABLES—1.4%
1,700	Construtora Tenda SA (Brazil)*	7
3,000	Even Construtora e Incorporadora SA (Brazil)*	4
2,500	Hangzhou Robam Appliances Co. Ltd. (China)*	11
2,000	Nien Made Enterprise Co. Ltd. (Taiwan)*	15
		37
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—1.0%
34,592	Colbun SA (Chile)*	5
1,000	Electricity Generating PCL NVDR (Thailand)*,2	9
6,600	Ratch Group PCL NVDR (Thailand)*,2	13
		27
INDUSTRIAL CONGLOMERATES—1.2%
16,000	CITIC Ltd. (China)*	17
12,000	Fosun International Ltd. (Hong Kong)*	15
		32
INSURANCE—3.2%
2,200	BB Seguridade Participacoes SA (Brazil)*	11
13,000	Fubon Financial Holding Co. Ltd. (Taiwan)*	18
246	Korean Reinsurance Co. (South Korea)*	2
831	Liberty Holdings Ltd. (South Africa)*	3
5,451	Momentum Metropolitan Holdings (South Africa)*	5
1,400	New China Life Insurance Co Ltd. (China)*	5
14,164	Old Mutual Ltd. (South Africa)*	10
16,000	PICC Property & Casualty Co. Ltd. (China)*	15
1,000	Ping An Insurance Group Co. of China Ltd. (China)	10
1,600	Qualitas Controladora SAB de CV (Mexico)*	7
		86
INTERACTIVE MEDIA & SERVICES—4.9%
2,500	Tencent Holdings Ltd. (China)	131
INTERNET & CATALOG RETAIL—0.6%
1,035	Vipshop Holdings Ltd. ADR (China)*,2	16
INTERNET & DIRECT MARKETING RETAIL—7.2%
777	Alibaba Group Holding Ltd. ADR (China)*,2	157
25	Hyundai Home Shopping Network Corp. (South Korea)*	2
221	Naspers Ltd. (South Africa)	34
		193
IT SERVICES—1.6%
3,500	Infosys Ltd. ADR (India)[2]	32
250	WNS Holdings Ltd. ADR (India)*,2	12
		44
MACHINERY—0.2%
800	Iochpe Maxion SA (Brazil)*	2
11,000	Lonking Holdings Ltd. (China)*	4
		6
MARINE—1.1%
1,223	Atlas Corp. (Marshall Islands)*	9
1,623	Costamare Inc. (Greece)*	8
6,400	MISC BHD (Malaysia)*	12
		29

24

Harbor Robeco Emerging Markets Active Equities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
MEDIA—0.3%
6,600	Astro Malaysia Holdings BHD (Malaysia)*	$ 1
132,200	Media Nusantara Citra TBK PT (Indonesia)	8
		9
METALS & MINING—4.0%
1,064	African Rainbow Minerals Ltd. (South Africa)*	8
208	Anglo American Platinum Ltd. (South Africa)	11
3,812	Harmony Gold Mining Co. Ltd. (South Africa)*	14
1,015	Impala Platinum Holdings Ltd. (South Africa)*	6
8,000	Jiangxi Copper Co. Ltd. (China)*	8
71	KGHM Polska Miedz SA (Poland)*	1
1,150	Koza Altin Isletmeleri AS (Turkey)*	12
7,664	Koza Anadolu Metal Madencilik Isletmeleri AS (Turkey)*	13
559	MMC Norilsk Nickel PJSC ADR (Russia)*,2	15
8,000	Shougang Fushan Resources Group Ltd. (Hong Kong)*	2
2,000	Tata Steel Ltd. GDR (India)*,2	8
2,112	Vedanta Ltd. ADR (India)*,2	9
		107
OIL, GAS & CONSUMABLE FUELS—6.4%
47,800	Adaro Energy TBK PT (Indonesia)*	3
9,000	China Coal Energy Co. Ltd. (China)*	2
7,500	China Shenhua Energy Co. Ltd. (China)	13
16,000	CNOOC Ltd. (China)*	18
1,000	Cosan SA (Brazil)*	11
12,000	COSCO SHIPPING Energy Transportation Co. Ltd. (China)*	8
1,400	Enauta Participacoes SA (Brazil)*	2
260	GS Holdings Corp. (South Korea)*	8
3,300	Indo Tambangraya Megah TBK PT (Indonesia)*	2
245	LUKOIL PJSC ADR (Russia)[2]	16
2,898	Petroleo Brasileiro SA ADR (Brazil)*,2	20
4,400	PTT Exploration & Production PCL NVDR (Thailand)*,2	11
763	Reliance Industries Ltd. GDR (India)*,2	29
18,100	Shanxi Xishan Coal & Electricity Power Co. Ltd. (China)*	12
91	Tatneft PJSC ADR (Russia)*,2	4
18,000	Yanzhou Coal Mining Co. Ltd. (China)*	14
		173
PHARMACEUTICALS—1.4%
400	Dr. Reddy's Laboratories Ltd. ADR (India)*,2	21
1,600	Livzon Pharmaceutical Group Inc. (China)*	7
19,500	Luye Pharma Group Ltd. (China)*	9
		37
REAL ESTATE MANAGEMENT & DEVELOPMENT—2.8%
7,855	Aldar Properties PJSC (United Arab Emirates)*	4
13,700	Beijing Capital Development Co. Ltd. (China)*	13
11,000	China Aoyuan Group Ltd. (China)*	13
11,000	China Overseas Grand Oceans Group Ltd. (China)	7
10,300	Financial Street Holdings Co. Ltd. Class A (China)*	10
9,000	KWG Group Holdings Ltd. (China)*	13
8,000	Logan Property Holdings Co. Ltd. (China)*	13
6,000	Poly Property Group Co. Ltd. (Hong Kong)*	2
		75
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—7.2%
378	DB Hitek Co. Ltd. (South Korea)*	8
4,000	Powertech Technology Inc. (Taiwan)*	14
276	SK Hynix Inc. (South Korea)	19
13,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	131
COMMON STOCKS—Continued
Shares		Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—Continued
2,000	Topco Scientific Co. Ltd. (Taiwan)*	$ 7
25,000	United Microelectronics Corp. (Taiwan)*	13
		192
SOFTWARE—0.1%
166	Asseco Poland SA (Poland)*	3
SPECIALTY RETAIL—0.6%
5,000	HLA Corp. Ltd. (China)*	4
1,000	Petrobras Distribuidora SA (Brazil)*	4
21,300	PTG Energy PCL NVDR (Thailand)*,2	9
		17
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—5.7%
5,000	Chicony Electronics Co. Ltd. (Taiwan)*	14
9,000	Lite-On Technology Corp. (Taiwan)*	14
5,000	Pegatron Corp. (Taiwan)*	11
2,707	Samsung Electronics Co. Ltd. (South Korea)	111
12,000	V.S. Industry Bhd (Malaysia)*	3
		153
TELECOMMUNICATION SERVICES—0.3%
73,300	Jasmine International PCL NVDR (Thailand)*,2	9
TEXTILES, APPAREL & LUXURY GOODS—0.9%
22	F&F Co. Ltd. (South Korea)*	2
192	H.S. Industries Co. Ltd. (South Korea)*	1
74	Handsome Co. Ltd. (South Korea)*	1
5,000	Li Ning Co. Ltd. (China)*	16
177	Youngone Corp. (South Korea)*	4
		24
TRADING COMPANIES & DISTRIBUTORS—0.2%
25	POSCO International Corp. (South Korea)*	—
949	SK Networks Co. Ltd. (South Korea)*	4
		4
TRANSPORTATION INFRASTRUCTURE—0.3%
973	Saudi Ground Services Co. (Saudi Arabia)*	7
WIRELESS TELECOMMUNICATION SERVICES—2.8%
2,600	Advanced Info Service PCL NVDR (Thailand)*,2	16
4,000	China Mobile Ltd. (China)*	32
1,564	Etihad Etisalat Co. (Saudi Arabia)*	11
90	Globe Telecom Inc. (Philippines)*	4
1,018	PLAY Communications SA (Poland)*	8
152	PLDT Inc. ADR (Philippines)*,2	4
		75
TOTAL COMMON STOCKS
(Cost $2,901)		2,555

EXCHANGE-TRADED FUNDS—1.3%
(Cost $45)
CAPITAL MARKETS—1.3%
1,296	iShares MSCI India ETF (United States)	35

25

Harbor Robeco Emerging Markets Active Equities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

PREFERRED STOCKS—1.3%
Shares		Value
BANKS—0.7%
2,100	Banco Estado Rio Grande do Sul SA (Brazil)*	$ 5
7,000	Itausa - Investimentos Itau SA (Brazil)	12
		17
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.5%
415	Samsung Electronics Co Ltd. (South Korea)*	14
WATER UTILITIES—0.1%
2,400	Cia de Saneamento do Parana (Brazil)*	2
TOTAL PREFERRED STOCKS
(Cost $50)		33
TOTAL INVESTMENTS—97.8%
(Cost $2,996)		2,623
CASH AND OTHER ASSETS, LESS LIABILITIES—2.2%		60
TOTAL NET ASSETS—100.0%		$2,683
FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2020 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$ —	$ 119	$—	$ 119
Europe	44	69	—	113
Latin America	69	107	—	176
Middle East/Central Asia	137	76	—	213
Pacific Basin	236	1,698	—	1,934
Exchange-Traded Funds
Middle East/Central Asia	35	—	—	35
Preferred Stocks
Latin America	12	7	—	19
Pacific Basin	—	14	—	14
Total Investments in Securities	$533	$2,090	$—	$2,623
There were no Level 3 investments at April 30, 2020 or December 1, 2019 (inception).
For more information on valuation inputs and their aggregation into the levels in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At April 30, 2020, the aggregate value of these securities was $12 or 1% of net assets.
2	Depository receipts such as American Depostiory Receipts (ADRs), Global Depository Receipts (GDRs) and other country specific depository receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere.
The accompanying notes are an integral part of the Financial Statements.
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27

Harbor Robeco Funds
StatementS of Assets and Liabilities—April 30, 2020 (Unaudited)

(All amounts in thousands, except per share amounts)
	Harbor Robeco Emerging Markets Conservative Equities Fund	Harbor Robeco Global Conservative Equities Fund	Harbor Robeco International Conservative Equities Fund	Harbor Robeco US Conservative Equities Fund	Harbor Robeco Emerging Markets Active Equities Fund
ASSETS
Investments, at identified cost	$2,985	$3,394	$2,843	$3,139	$2,996
Investments, at value	$2,602	$3,049	$2,514	$2,849	$2,623
Cash	14	18	—	14	13
Foreign currency, at value (cost: $6,$6,$19,$0 and $7)	6	6	19	—	7
Receivables for:
Investments sold	—	—	34	—	7
Foreign currency spot contracts	—	—	17	—	—
Capital shares sold	—	—	—	2	—
Dividends	6	8	13	3	7
Withholding tax	—	1	3	—	—
Prepaid registration fees	34	33	33	33	33
Other assets	10	5	5	—	17
Total Assets	2,672	3,120	2,638	2,901	2,707
LIABILITIES
Payables for:
Due to custodian	—	—	20	—	—
Investments purchased	—	—	16	—	—
Foreign currency spot contracts	—	—	17	—	—
Capital shares reacquired	—	—	—	1	—
Accrued expenses:
Management fees	2	1	1	1	2
Other	18	14	13	15	22
Total Liabilities	20	15	67	17	24
NET ASSETS	$2,652	$3,105	$2,571	$2,884	$2,683
Net Assets Consist of:
Paid-in capital	$3,086	$3,818	$3,072	$3,334	$3,096
Total distributable earnings/(loss)	(434)	(713)	(501)	(450)	(413)
	$2,652	$3,105	$2,571	$2,884	$2,683
NET ASSET VALUE PER SHARE BY CLASS
Retirement Class
Net assets	$1,306	$1,593	$1,260	$1,350	$1,299
Shares of beneficial interest[1]	152	187	149	158	150
Net asset value per share[2]	$ 8.59	$ 8.52	$ 8.43	$ 8.53	$ 8.67
Institutional Class
Net assets	$1,303	$1,487	$1,286	$1,473	$1,358
Shares of beneficial interest[1]	152	175	152	173	157
Net asset value per share[2]	$ 8.59	$ 8.51	$ 8.43	$ 8.53	$ 8.66
Investor Class
Net assets	$ 43	$ 25	$ 25	$ 61	$ 26
Shares of beneficial interest[1]	5	3	3	7	3
Net asset value per share[2]	$ 8.58	$ 8.50	$ 8.42	$ 8.52	$ 8.65

1	Par value $0.01 (unlimited authorizations)
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.
The accompanying notes are an integral part of the Financial Statements.

28

Harbor Robeco Funds
StatementS of Operations—Six Months Ended April 30, 2020 (Unaudited)

(All amounts in thousands)
	Harbor Robeco Emerging Markets Conservative Equities Fund[a]	Harbor Robeco Global Conservative Equities Fund[a]	Harbor Robeco International Conservative Equities Fund[a]	Harbor Robeco US Conservative Equities Fund[a]	Harbor Robeco Emerging Markets Active Equities Fund[a]
Investment Income
Dividends	$ 35	$ 42	$ 43	$ 29	$ 39
Interest	—	1	—	—	—
Foreign taxes withheld	(4)	(3)	(5)	—	(4)
Total Investment Income	31	40	38	29	35
Operating Expenses
Management fees	8	5	5	4	9
12b-1 fees:
Investor Class	—	—	—	—	—
Shareholder communications	8	9	7	9	10
Custodian fees	13	12	14	4	18
Transfer agent fees:
Retirement Class	—	—	—	—	—
Institutional Class	1	1	1	1	—
Investor Class	—	—	—	—	—
Professional fees	15	9	9	8	15
Registration fees	23	23	23	23	23
Miscellaneous	4	3	5	3	4
Total expenses	72	62	64	52	79
Transfer agent fees waived	—	—	—	—	—
Other expenses reimbursed	(62)	(56)	(56)	(47)	(69)
Net expenses	10	6	8	5	10
Net Investment Income/(Loss)	21	34	30	24	25
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	(63)	(397)	(203)	(178)	(53)
Foreign currency transactions	(2)	(1)	3	—	(1)
Change in net unrealized appreciation/(depreciation) on:
Investments	(382)	(345)	(329)	(290)	(374)
Net gain/(loss) on investment transactions	(447)	(743)	(529)	(468)	(428)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(426)	$(709)	$(499)	$(444)	$(403)

a	For the period December 1, 2019 (inception) through April 30, 2020
The accompanying notes are an integral part of the Financial Statements.

29

Harbor Robeco Funds
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor Robeco Emerging Markets Conservative Equities Fund	Harbor Robeco Global Conservative Equities Fund
	December 1, 2019[a] through April 30, 2020	December 1, 2019[a] through April 30, 2020
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)	(Unaudited)
Operations:
Net investment income/(loss)	$ 21	$ 34
Net realized gain/(loss) on investments	(65)	(398)
Change in net unrealized appreciation/(depreciation) of investments	(382)	(345)
Net increase/(decrease) in assets resulting from operations	(426)	(709)
Distributions to Shareholders
Retirement Class	(4)	(2)
Institutional Class	(4)	(2)
Investor Class	—	—
Total distributions to shareholders	(8)	(4)
Net Increase/(Decrease) Derived from Capital Share Transactions	3,086	3,818
Net increase/(decrease) in net assets	2,652	3,105
Net Assets
Beginning of period	—	—
End of period	$2,652	$3,105

a	Inception
The accompanying notes are an integral part of the Financial Statements.

30

Harbor Robeco International Conservative Equities Fund	Harbor Robeco US Conservative Equities Fund	Harbor Robeco Emerging Markets Active Equities Fund
December 1, 2019[a] through April 30, 2020	December 1, 2019[a] through April 30, 2020	December 1, 2019[a] through April 30, 2020
(Unaudited)	(Unaudited)	(Unaudited)

$ 30	$ 24	$ 25
(200)	(178)	(54)
(329)	(290)	(374)
(499)	(444)	(403)

(1)	(3)	(5)
(1)	(3)	(5)
—	—	—
(2)	(6)	(10)
3,072	3,334	3,096
2,571	2,884	2,683

—	—	—
$2,571	$2,884	$2,683
31

Harbor Robeco Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
	Harbor Robeco Emerging Markets Conservative Equities Fund	Harbor Robeco Global Conservative Equities Fund
	December 1, 2019[a] through April 30, 2020	December 1, 2019[a] through April 30, 2020
	(Unaudited)	(Unaudited)
AMOUNT ($)
Retirement Class
Net proceeds from sale of shares	$1,516	$2,656
Reinvested distributions	4	2
Cost of shares reacquired	—	(615)
Net increase/(decrease) in net assets	$1,520	$2,043
Institutional Class
Net proceeds from sale of shares	$1,513	$1,757
Reinvested distributions	3	2
Cost of shares reacquired	—	(15)
Net increase/(decrease) in net assets	$1,516	$1,744
Investor Class
Net proceeds from sale of shares	$ 51	$ 30
Reinvested distributions	—	—
Cost of shares reacquired	—	—
Net increase/(decrease) in net assets	$ 51	$ 30
SHARES
Retirement Class
Shares sold	152	263
Shares issued due to reinvestment of distributions	—	—
Shares reacquired	—	(76)
Net increase/(decrease) in shares outstanding	152	187
Institutional Class
Shares sold	152	177
Shares issued due to reinvestment of distributions	—	—
Shares reacquired	—	(2)
Net increase/(decrease) in shares outstanding	152	175
Investor Class
Shares sold	5	3
Shares issued due to reinvestment of distributions	—	—
Shares reacquired	—	—
Net increase/(decrease) in shares outstanding	5	3

a	Inception
The accompanying notes are an integral part of the Financial Statements.

32

Harbor Robeco International Conservative Equities Fund	Harbor Robeco US Conservative Equities Fund	Harbor Robeco Emerging Markets Active Equities Fund
December 1, 2019[a] through April 30, 2020	December 1, 2019[a] through April 30, 2020	December 1, 2019[a] through April 30, 2020
(Unaudited)	(Unaudited)	(Unaudited)

$1,621	$1,561	$1,494
1	3	5
(104)	—	—
$1,518	$1,564	$1,499

$1,523	$1,701	$1,562
1	3	5
—	(2)	—
$1,524	$1,702	$1,567

$ 30	$ 73	$ 30
—	—	—
—	(5)	—
$ 30	$ 68	$ 30

162	158	149
—	—	1
(13)	—	—
149	158	150

152	173	156
—	—	1
—	—	—
152	173	157

3	8	3
—	—	—
—	(1)	—
3	7	3
33

Harbor Robeco Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR ROBECO EMERGING MARKETS CONSERVATIVE EQUITIES FUND
	Retirement Class	Institutional Class	Investor Class
	6-Month Period Ended April 30, 2020[f]	6-Month Period Ended April 30, 2020[f]	6-Month Period Ended April 30, 2020[f]
	(Unaudited)	(Unaudited)	(Unaudited)
Net asset value beginning of period	$ 10.00	$ 10.00	$ 10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.07	0.07	0.06
Net realized and unrealized gains/(losses) on investments	(1.46)	(1.46)	(1.46)
Total from investment operations	(1.39)	(1.39)	(1.40)
Less Distributions
Dividends from net investment income	(0.02)	(0.02)	(0.02)
Distributions from net realized capital gains	—	—	—
Total distributions	(0.02)	(0.02)	(0.02)
Net asset value end of period	8.59	8.59	8.58
Net assets end of period (000s)	$ 1,306	$ 1,303	$ 43
Ratios and Supplemental Data (%)
Total return[b]	(13.89)% [c]	(13.90)% [c]	(14.02)% [c]
Ratio of total expenses to average net assets^	5.95 [d]	6.03 [d]	6.40 [d]
Ratio of net expenses to average net assets[a]	0.75 [d]	0.83 [d]	1.20 [d]
Ratio of net investment income to average net assets[a]	1.83 [d]	1.75 [d]	1.49 [d]
Portfolio turnover	9 [c]	9 [c]	9 [c]

HARBOR ROBECO GLOBAL CONSERVATIVE EQUITIES FUND
	Retirement Class	Institutional Class	Investor Class
	6-Month Period Ended April 30, 2020[f]	6-Month Period Ended April 30, 2020[f]	6-Month Period Ended April 30, 2020[f]
	(Unaudited)	(Unaudited)	(Unaudited)
Net asset value beginning of period	$ 10.00	$ 10.00	$ 10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.10	0.09	0.08
Net realized and unrealized gains/(losses) on investments	(1.57)	(1.57)	(1.57)
Total from investment operations	(1.47)	(1.48)	(1.49)
Less Distributions
Dividends from net investment income	(0.01)	(0.01)	(0.01)
Distributions from net realized capital gains	—	—	—
Total distributions	(0.01)	(0.01)	(0.01)
Net asset value end of period	8.52	8.51	8.50
Net assets end of period (000s)	$ 1,593	$ 1,487	$ 25
Ratios and Supplemental Data (%)
Total return[b]	(14.68)% [c]	(14.79)% [c]	(14.92)% [c]
Ratio of total expenses to average net assets^	4.50 [d]	4.58 [d]	4.95 [d]
Ratio of net expenses to average net assets[a]	0.40 [d]	0.48 [d]	0.85 [d]
Ratio of net investment income to average net assets[a]	2.58 [d]	2.43 [d]	2.02 [d]
Portfolio turnover	25 [c]	25 [c]	25 [c]
See page 38 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

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35

Harbor Robeco Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR ROBECO INTERNATIONAL CONSERVATIVE EQUITIES FUND
	Retirement Class	Institutional Class	Investor Class
	6-Month Period Ended April 30, 2020[f]	6-Month Period Ended April 30, 2020[f]	6-Month Period Ended April 30, 2020[f]
	(Unaudited)	(Unaudited)	(Unaudited)
Net asset value beginning of period	$ 10.00	$ 10.00	$ 10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.10	0.10	0.08
Net realized and unrealized gains/(losses) on investments	(1.66)	(1.66)	(1.66)
Total from investment operations	(1.56)	(1.56)	(1.58)
Less Distributions
Dividends from net investment income	(0.01)	(0.01)	— *
Distributions from net realized capital gains	—	—	—
Total distributions	(0.01)	(0.01)	— *
Net asset value end of period	8.43	8.43	8.42
Net assets end of period (000s)	$ 1,260	$ 1,286	$ 25
Ratios and Supplemental Data (%)
Total return[b]	(15.64)% [c]	(15.65)% [c]	(15.77)% [c]
Ratio of total expenses to average net assets^	5.22 [d]	5.30 [d]	5.67 [d]
Ratio of net expenses to average net assets[a]	0.45 [d]	0.53 [d]	0.90 [d]
Ratio of net investment income to average net assets[a]	2.57 [d]	2.50 [d]	2.11 [d]
Portfolio turnover	12 [c]	12 [c]	12 [c]

HARBOR ROBECO US CONSERVATIVE EQUITIES FUND
	Retirement Class	Institutional Class	Investor Class
	6-Month Period Ended April 30, 2020[f]	6-Month Period Ended April 30, 2020[f]	6-Month Period Ended April 30, 2020[f]
	(Unaudited)	(Unaudited)	(Unaudited)
Net asset value beginning of period	$ 10.00	$ 10.00	$ 10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.08	0.08	0.06
Net realized and unrealized gains/(losses) on investments	(1.53)	(1.53)	(1.54)
Total from investment operations	(1.45)	(1.45)	(1.48)
Less Distributions
Dividends from net investment income	(0.02)	(0.02)	—
Distributions from net realized capital gains	—	—	—
Total distributions	(0.02)	(0.02)	—
Net asset value end of period	8.53	8.53	8.52
Net assets end of period (000s)	$ 1,350	$ 1,473	$ 61
Ratios and Supplemental Data (%)
Total return[b]	(14.52)% [c]	(14.53)% [c]	(14.65)% [c]
Ratio of total expenses to average net assets^	4.23 [d]	4.31 [d]	4.68 [d]
Ratio of net expenses to average net assets[a]	0.35 [d]	0.43 [d]	0.80 [d]
Ratio of net investment income to average net assets[a]	2.01 [d]	1.93 [d]	1.55 [d]
Portfolio turnover	13 [c]	13 [c]	13 [c]
See page 38 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

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37

Harbor Robeco Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR ROBECO EMERGING MARKETS ACTIVE EQUITIES FUND
	Retirement Class	Institutional Class	Investor Class
	6-Month Period Ended April 30, 2020[f]	6-Month Period Ended April 30, 2020[f]	6-Month Period Ended April 30, 2020[f]
	(Unaudited)	(Unaudited)	(Unaudited)
Net asset value beginning of period	$ 10.00	$ 10.00	$ 10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.08	0.08	0.07
Net realized and unrealized gains/(losses) on investments	(1.38)	(1.39)	(1.39)
Total from investment operations	(1.30)	(1.31)	(1.32)
Less Distributions
Dividends from net investment income	(0.03)	(0.03)	(0.03)
Distributions from net realized capital gains	—	—	—
Total distributions	(0.03)	(0.03)	(0.03)
Net asset value end of period	8.67	8.66	8.65
Net assets end of period (000s)	$ 1,299	$ 1,358	$ 26
Ratios and Supplemental Data (%)
Total return[b]	(13.02)% [c]	(13.12)% [c]	(13.25)% [c]
Ratio of total expenses to average net assets^	6.51 [d]	6.59 [d]	6.96 [d]
Ratio of net expenses to average net assets[a]	0.79 [d]	0.87 [d]	1.24 [d]
Ratio of net investment income to average net assets[a]	2.10 [d]	2.03 [d]	1.65 [d]
Portfolio turnover	19 [c]	19 [c]	19 [c]

*	Less than $0.01
^	Percentage does not reflect reduction for credit balance arrangements (see the “Custodian” section in Note 2 of the accompanying Notes to Financial Statements)
a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses
b	The total returns would have been lower had certain expenses not been waived during the periods shown.
c	Unannualized
d	Annualized
e	Amounts are based on daily average shares outstanding during the period.
f	For the period December 1, 2019 (inception) through April 30, 2020
The accompanying notes are an integral part of the Financial Statements.

38

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39

Harbor Robeco Funds
Notes to Financial Statements—April 30, 2020 (Unaudited)

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. As of April 30, 2020, the Trust consists of 38 separate portfolios. The portfolios covered by this report are Harbor Robeco Emerging Markets Conservative Equities Fund, Harbor Robeco Global Conservative Equities Fund, Harbor Robeco International Conservative Equities Fund, Harbor Robeco US Conservative Equities Fund, and Harbor Robeco Emerging Markets Active Equities Fund (individually or collectively referred to as a “Fund” or the “Funds," respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.
The Funds currently offer four classes of shares, designated as Retirement Class, Institutional Class, Administrative Class and Investor Class. There is no current investment in the Administrative Class.  The shares of each class represent an interest in the same portfolio of investments of the Funds and have equal rights with respect to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission (“SEC”) and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
The Trust’s valuation procedures permit the Funds to use a variety of valuation methodologies, consider a number of subjective factors, analyze applicable facts and circumstances and, in general, exercise judgment, when valuing Fund investments. The methodology used for a specific type of investment may vary based on the circumstances and relevant considerations, including available market data.
Equity securities (including common stock, preferred stock, and convertible preferred stock), exchange-traded funds and financial derivative instruments (such as futures contracts, options contracts, including rights and warrants and centrally cleared swap agreements) that are traded or cleared on a national securities exchange or system (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded or cleared as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section.
Short-term securities with a remaining maturity of less than 60 days at the time of acquisition that are held by a Fund are valued at amortized cost to the extent amortized cost represents fair value. Such securities are normally categorized as Level 2 in the fair value hierarchy.
Over-the-counter financial derivative instruments, such as forward currency contracts, options contracts, and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing vendor, the Fund’s subadviser provides a valuation, typically
40

Harbor Robeco Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing vendor or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.
A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing vendor to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy.
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2, and Level 3. The inputs or methodologies used for valuing securities are not necessarily indicative of the risk associated with investing in those securities. The assignment of an investment to Levels 1, 2, or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include each Fund’s own assumptions.
The categorization of investments into Levels 1, 2, or 3, and a summary of significant unobservable inputs used for Level 3 investments, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule. For fair valuations using significant unobservable inputs, if any, a reconciliation of the beginning to ending balances for reported fair values is provided at the end of each Fund’s Portfolio of Investments schedule that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period.
Each Fund used observable inputs in its valuation methodologies whenever they were available and deemed reliable.
Investment Income
Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities are amortized over the life of the respective securities
41

Harbor Robeco Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
(except for premiums on certain callable debt securities that are amortized to the earliest call date) using the effective yield method. Distributions from real estate investment trust securities are recorded as dividend income, and may be reclassified as capital gains and/or return of capital, based on the information reported by the issuer, when available.
Expenses
Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
Class Allocations
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the expense rate(s) applicable to each class.
Securities Transactions
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
Taxes
Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
Each Fund may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
Management has concluded that no provision for income tax is required in the Funds’ financial statements. Each Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
Custodian
Each Fund has credit balance arrangements with its custodian whereby positive balances in demand deposit accounts used by the transfer and shareholder servicing agent for clearing shareholder transactions in the Fund generate credits that are applied against gross custody expenses. Such custodial expense reductions, if any, are reflected on the  respective Fund’s accompanying Statement of Operations.
Foreign Currency Contracts
A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. A forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date.
42

Harbor Robeco Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Foreign currency contracts are marked-to-market daily and any change in fair value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.
During the period, Harbor Robeco Emerging Markets Conservative Equities Fund, Harbor Robeco Global Conservative Equities Fund, Harbor Robeco International Conservative Equities Fund, and Harbor Robeco Emerging Markets Active Equities Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.
Foreign Currency Translations
Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, when applicable, are translated into U.S. dollars based on the current exchange rates at period end.
Reported net realized gains and losses on foreign currency transactions, when applicable, represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities, when applicable, are included in the net realized and unrealized gain or loss on investments in the Statements of Operations.
Proceeds from Litigation
Each Fund may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/(loss) if the security has been disposed of by a Fund, or in unrealized gain/(loss) if the security is still held by a Fund.
Rights and Warrants
Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. Warrants are contracts that generally give the holder the right, but not the obligation, to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights and warrants are typically written by the issuer of the security underlying the right or warrant. Although some rights and warrants may be non-transferable, others may be traded over-the-counter or on an exchange.
A Fund may acquire rights or warrants in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. The value of a right or warrant may not necessarily change with the value of the underlying securities. When a Fund acquires rights or warrants, it runs the risk that it will lose its entire investment in the rights or warrants, unless the Fund exercises the right or warrant, acquires the underlying securities, or enters into a closing transaction before expiration. Rights and warrants cease to have value if they are not exercised prior to their expiration date. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for rights or other warrants that expire are treated as realized losses. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the rights or warrants.
43

Harbor Robeco Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Rights or warrants outstanding at the end of the period, if any, are disclosed at the end of each applicable Fund’s Portfolio of Investments and are included in “Purchased options” in the Statements of Assets and Liabilities. Realized gain/(loss) and unrealized appreciation/(depreciation) recognized during the period are included in “Purchased options” in the Statements of Operations.
During the period, Harbor Robeco Emerging Markets Conservative Equities Fund, Harbor Robeco International Conservative Equities Fund, Harbor Robeco Global Conservative Equities Fund, and Harbor Robeco Emerging Markets Active Equities Fund held rights/warrants as a result of their investments in underlying securities.
Note 3—Investment Portfolio Transactions
Investment Portfolio Transactions
Purchases and sales of investments, other than short-term securities, for each Fund for the period ended April 30, 2020 are as follows:
	Purchases (000s)	Sales (000s)
CONSERVATIVE EQUITY
Harbor Robeco Emerging Markets Conservative Equities Fund	$3,288	$241
Harbor Robeco Global Conservative Equities Fund	4,577	825
Harbor Robeco International Conservative Equities Fund	3,396	350
Harbor Robeco US Conservative Equities Fund	3,690	373
CORE EQUITY
Harbor Robeco Emerging Markets Active Equities Fund	$3,593	$543

Note 4—FEES AND OTHER Transactions with Affiliates
Investment Adviser
Harbor Capital is a wholly-owned subsidiary of ORIX Corporation(“ORIX”). Harbor Capital is the Funds’ investment adviser and is also responsible for administrative and other services.
Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for management fees based on an annual percentage rate of average daily net assets as follows:
	Contractual Rate	Actual Rate
CONSERVATIVE EQUITY
Harbor Robeco Emerging Markets Conservative Equities Fund	0.68%	0.68%
Harbor Robeco Global Conservative Equities Fund	0.35	0.35
Harbor Robeco International Conservative Equities Fund	0.40	0.40
Harbor Robeco US Conservative Equities Fund	0.30	0.30
CORE EQUITY
Harbor Robeco Emerging Markets Active Equities Fund	0.72	0.72
44

Harbor Robeco Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations. Interest expense, if any, is excluded from contractual limitations. During the period, the following expense limitation agreements were in effect:
	Retirement Class	Institutional Class	Administrative Class	Investor Class	Expense Limitation Agreement Expiration Date
CONSERVATIVE EQUITY
Harbor Robeco Emerging Markets Conservative Equities Fund	0.75%	0.83%	1.08%	1.20%	02/28/2021
Harbor Robeco Gobal Conservative Equities Fund	0.40	0.48	0.73	0.85	02/28/2021
Harbor Robeco International Conservative Equities Fund	0.45	0.53	0.78	0.90	02/28/2021
Harbor Robeco US Conservative Equities Fund	0.35	0.43	0.68	0.80	02/28/2021
CORE EQUITY
Harbor Robeco Emerging Markets Active Equities Fund	0.79	0.87	1.12	1.24	02/28/2021
All expense limitation agreements include the transfer agent fee waiver discussed in the Transfer Agent note.
Distributor
Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plan pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (each, a “12b-1 Plan”) as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. Pursuant to each 12b-1 Plan, the Distributor is compensated for financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of each Fund or for recordkeeping services or the servicing of shareholder accounts in a Administrative and Investor Class shares of each Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.
Amounts payable by a Fund under each 12b-1 Plan need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. Each 12b-1 Plan does not obligate each Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under each 12b-1 Plan. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, each Fund will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
The fees attributable to each Fund’s respective class are shown on the accompanying Statements of Operations.
Subadviser
Robeco Institutional Asset Management US Inc. (“RIAM US”) serves as Subadviser to each of the Harbor Robeco Funds. RIAM US is a wholly-owned subsidiary of ORIX and an affiliate of Harbor Capital. There were no affiliated transactions between the Funds and the subadviser during the period. The subadvisory fees are paid by Harbor Capital to RIAM US.
45

Harbor Robeco Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:
Transfer Agent Fees
Retirement Class	0.02% of the average daily net assets of all Retirement Class shares
Institutional Class	0.10% of the average daily net assets of all Institutional Class shares
Administrative Class	0.10% of the average daily net assets of all Administrative Class shares
Investor Class	0.22% of the average daily net assets of all Investor Class shares
Harbor Services Group has voluntarily waived a portion of its transfer agent fees during the period ended April 30, 2020. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.
Affiliated Transactions
The Investment Company Act permits purchase and sale transactions among affiliated investment companies subject to an exemptive rule. Harbor Funds has adopted policies and procedures pursuant to such rule. During the period, the Funds did not enter into any transactions with any other Harbor fund.
Shareholders
On April 30, 2020, Harbor Capital and its wholly owned subsidiaries collectively held the following shares of beneficial interest in each of the following Funds:
	Number of Shares Owned by Harbor Capital and Subsidiaries				Percentage of Outstanding Shares
	Retirement Class	Institutional Class	Investor Class	Total
CONSERVATIVE EQUITY
Harbor Robeco Emerging Markets Conservative Equities Fund	148,857	148,847	3,006	300,710	97.4%
Harbor Robeco Global Conservative Equities Fund	170,197	148,692	3,003	321,892	88.3
Harbor Robeco International Conservative Equities Fund	148,599	148,590	3,001	300,190	98.5
Harbor Robeco US Conservative Equities Fund	150,163	148,799	3,005	301,967	89.3
CORE EQUITY
Harbor Robeco Emerging Markets Active Equities Fund	148,984	148,975	3,008	300,967	97.2%
Independent Trustees
The fees and expenses of the Independent Trustees are included in “Trustees’ fees and expenses” on each Fund’s Statement of Operations.
The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Accrued expenses – Trustees’ fees and expenses” and “Other assets”, respectively, in the Statements of Assets and Liabilities. Such amounts fluctuate with changes in the value of the selected Fund(s). The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.
46

Harbor Robeco Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
NOTE 5—TAX INFORMATION
The identified cost for federal income tax purposes of investments owned by each Fund and its respective gross unrealized appreciation and depreciation at April 30, 2020 are as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
CONSERVATIVE EQUITY
Harbor Robeco Emerging Markets Conservative Equities Fund	$2,991	$65	$(448)	$(383)
Harbor Robeco Global Conservative Equities Fund	3,400	57	(402)	(345)
Harbor Robeco International Conservative Equities Fund	2,862	53	(382)	(329)
Harbor Robeco US Conservative Equities Fund	3,139	65	(355)	(290)
CORE EQUITY
Harbor Robeco Emerging Markets Active Equities Fund	$3,003	$81	$(454)	$(373)

Note 6—Subsequent Events
Through the date the financial statements were issued, there were no subsequent events or transactions that would have materially impacted the financial statements or related disclosures as presented herein.
47

Harbor Robeco Funds
Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (if any), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2019 (inception) through April 30, 2020.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund/Class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund/Class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value December 1, 2019	Ending Account Value April 30, 2020
Harbor Robeco Emerging Markets Conservative Equities Fund**
Retirement Class	0.75%
Actual		$2.89	$1,000	$ 861.06
Hypothetical (5% return)		3.14	1,000	1,017.59
Institutional Class	0.83%
Actual		$3.21	$1,000	$ 861.01
Hypothetical (5% return)		3.48	1,000	1,017.25
Investor Class	1.20%
Actual		$4.63	$1,000	$ 859.75
Hypothetical (5% return)		5.02	1,000	1,015.68
Harbor Robeco Global Conservative Equities Fund**
Retirement Class	0.40%
Actual		$1.54	$1,000	$ 853.16
Hypothetical (5% return)		1.68	1,000	1,019.07
Institutional Class	0.48%
Actual		$1.84	$1,000	$ 852.10
Hypothetical (5% return)		2.01	1,000	1,018.73
Investor Class	0.85%
Actual		$3.27	$1,000	$ 850.84
Hypothetical (5% return)		3.56	1,000	1,017.16
48

Harbor Robeco Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value December 1, 2019	Ending Account Value April 30, 2020
Harbor Robeco International Conservative Equities Fund**
Retirement Class	0.45%
Actual		$1.72	$1,000	$ 843.56
Hypothetical (5% return)		1.89	1,000	1,018.86
Institutional Class	0.53%
Actual		$2.03	$1,000	$ 843.51
Hypothetical (5% return)		2.22	1,000	1,018.52
Investor Class	0.90%
Actual		$3.45	$1,000	$ 842.26
Hypothetical (5% return)		3.77	1,000	1,016.95
Harbor Robeco US Conservative Equities Fund**
Retirement Class	0.35%
Actual		$1.34	$1,000	$ 854.77
Hypothetical (5% return)		1.47	1,000	1,019.28
Institutional Class	0.43%
Actual		$1.66	$1,000	$ 854.72
Hypothetical (5% return)		1.80	1,000	1,018.94
Investor Class	0.80%
Actual		$3.08	$1,000	$ 853.45
Hypothetical (5% return)		3.35	1,000	1,017.37
Harbor Robeco Emerging Markets Active Equities Fund**
Retirement Class	0.79%
Actual		$3.07	$1,000	$ 869.83
Hypothetical (5% return)		3.31	1,000	1,017.42
Institutional Class	0.87%
Actual		$3.37	$1,000	$ 868.77
Hypothetical (5% return)		3.64	1,000	1,017.08
Investor Class	1.24%
Actual		$4.81	$1,000	$ 867.51
Hypothetical (5% return)		5.19	1,000	1,015.51

*	Reflective of all fee waivers and expense reimbursements
**	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 152/366 (to reflect the one-half year period).
49

Harbor Robeco Funds
Additional Information (Unaudited)

Proxy Voting
Harbor Funds has adopted Proxy Voting Policies and Procedures under which proxies relating to securities held by the Harbor funds are voted. In addition, Harbor Funds files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of Harbor Funds’ Proxy Voting Policies and Procedures and the proxy voting records (Form N-PX) are available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on Harbor Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy materials, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
Quarterly Portfolio Disclosures
The Funds file a complete portfolio of investments with the SEC as an exhibit to Form N-PORT. The Funds’ Form N-PORT-EX is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on Harbor Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov.
ADVISORY AGREEMENT APPROVALS
FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF THE Harbor Robeco FUNDS
The Investment Company Act requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Harbor Funds Board of Trustees (the “Board” or the “Trustees”), including a majority of the Independent Trustees voting separately.
At an in-person meeting of the Board held on August 18 and 19, 2019 (the “Meeting”), the Board, including the Independent Trustees voting separately, considered and approved an Investment Advisory Agreement with Harbor Capital., the adviser to the series of Harbor Funds, and a Subadvisory Agreement with Robeco Institutional Asset Management US Inc. (“RIAM US” or the “Subadviser”), an affiliate of Harbor Capital, with respect to Harbor Robeco Emerging Markets Conservative Equities Fund, Harbor Robeco Global Conservative Equities Fund, Harbor Robeco International Conservative Equities Fund, Harbor Robeco US Conservative Equities Fund and Harbor Robeco Emerging Markets Active Equities Fund (each a “Fund” and, collectively, the “Funds”), each a newly formed series of Harbor Funds.
In evaluating the Investment Advisory Agreement and the Subadvisory Agreement, the Trustees reviewed materials furnished by Harbor Capital and the Subadviser, including information about their respective affiliates, personnel, and operations, and also relied upon their knowledge of Harbor Capital resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. In connection with the Meeting, which had been called for the purpose of considering the Investment Advisory Agreement and Subadvisory Agreement, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to the services to be rendered by Harbor Capital and the Subadviser. The Trustees also discussed with representatives of Harbor Capital, at the Meeting and at prior meetings, Harbor Funds’ operations and Harbor Capital’s ability, consistent with the “manager-of-managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for the Funds, (ii) monitor and oversee the performance and investment capabilities of the subadviser, and (iii) recommend the replacement of a subadviser where appropriate.
The Trustees’ deliberations at the Meeting were the culmination of a process that began at the May 19-20, 2019 Board meeting when a potential proposal to launch the Funds was discussed at some length with the Board. The Board considered that it had requested and received extensive information from Harbor Capital regarding the investment philosophy and processes of RIAM US and its participating affiliates (collectively, “Robeco”), Harbor Capital’s due diligence of Robeco, and the rationale for Harbor Capital’s proposal to hire an affiliated subadviser. In the weeks leading up to the Meeting, the Trustees held a conference call to discuss the proposal with members of Harbor Capital’s executive team, and the Independent Trustees separately
50

Harbor Robeco Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
held a conference call with only legal counsel to the Independent Trustees also participating to discuss the proposal. The Independent Trustees also received a memorandum from legal counsel to the Independent Trustees discussing the legal standard applicable to approval of the subadvisory agreement with RIAM US and considerations in light of the affiliation between RIAM US and Harbor Capital.
At the Meeting, the Trustees, including the Independent Trustees voting separately, determined, in the exercise of their business judgment, that the terms of the Investment Advisory Agreement and the Subadvisory Agreement with respect to each Fund were fair and reasonable and approved the Investment Advisory Agreement and the Subadvisory Agreement for an initial two-year term as being in the best interests of the Funds and their future shareholders.
In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of Harbor Capital or the Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Harbor Funds.
In considering the approval of each Fund’s proposed Investment Advisory Agreement and Subadvisory Agreement, the Board, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.
Among the factors considered by the Trustees in approving the new Investment Advisory Agreement and Subadvisory Agreement were the following:
•	the nature, extent, and quality of the services expected to be provided by Harbor Capital and Robeco, including the background, education, expertise and experience of the investment professionals of Harbor Capital and Robeco to provide services to each Fund;
•	the favorable history, reputation, qualifications and background of Harbor Capital and Robeco, as well as the qualifications of their personnel;
•	the fees proposed to be charged by Harbor Capital and RIAM US for investment advisory and subadvisory services, respectively, including the portion of the fees to be retained by Harbor Capital, after payment of RIAM US’s fees, for investment advisory and related services including investment, business, legal, compliance, financial and administrative services, that Harbor Capital would provide;
•	the proposed fees and expense ratios of each Fund relative to the fees and expense ratios of similar investment companies;
•	with respect to performance: (i) for certain Funds, the investment performance of Robeco in managing other accounts in a style similar to the style to be utilized in managing the Fund relative to the performance of a benchmark index; and (ii) for the remaining Funds, simulated performance for the relevant strategy or performance reflecting a carve out from existing performance data of the isolated record of investments in certain countries, together with consideration of the limitations of such simulated or “carved out” performance information;
•	information received at regular meetings throughout the year related to services rendered by Harbor Capital;
•	the compensation to be received by Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. in consideration of the services each would provide to the Funds;
•	any “fall out” benefits that might inure to Harbor Capital, RIAM US and their affiliates as a result of their relationship with the Funds;
•	information received at regular meetings throughout the year related to Harbor Capital’s profitability;
•	the expected profitability of Harbor Capital and Robeco, both separately and in the aggregate, with respect to the Funds; and
•	the extent to which economies of scale might be realized as each Fund grows, and the extent to which the Fund’s proposed advisory fee level reflects any economies of scale for the benefit of Fund investors.
Nature, Extent, and Quality of Services
In evaluating the nature, extent, and quality of the services to be provided by Harbor Capital, the reasonableness of the overall compensation provided under the proposed Investment Advisory Agreement and other considerations, the Trustees considered Harbor Capital’s ability, consistent with the manager-of-managers structure of Harbor Funds, to identify and recommend to the Trustees quality subadvisers for the Funds, to monitor and oversee the performance and investment capabilities of each
51

Harbor Robeco Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
subadviser, and to recommend the replacement of a subadviser when appropriate. The Trustees specifically considered Harbor Capital’s history as a manager-of-managers, including its history of replacing subadvisers for particular Harbor funds in circumstances in which the Board and Harbor Capital had determined that a change in subadviser was in the best interests of a Harbor fund and its shareholders, whether as a result of (i) long-term underperformance not explained by market conditions or market cycles relative to the subadviser’s investment style, (ii) prolonged style inconsistency, (iii) material adverse changes in management or personnel, or (iv) other factors, such as if Harbor Capital were to identify another subadviser believed to better serve the shareholders than the existing subadviser.
The Board evaluated the nature, extent, and quality of Harbor Capital’s proposed services in light of the Board’s actual experience with Harbor Capital, as well as materials provided by Harbor Capital concerning the financial and other resources devoted by Harbor Capital to the Harbor funds generally, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to Harbor funds’ operations. The Trustees determined that Harbor Capital has the expertise and resources to identify, select, oversee and monitor subadvisers and to operate effectively as the manager-of-managers for the Funds.
In evaluating the nature and quality of the services to be provided by Robeco, the Trustees considered the collective expertise and experience of the professionals at Robeco and the favorable records they had generated in the conservative equity and active emerging markets equity investment strategies. The Trustees also noted the experience of the proposed portfolio managers of the Funds in the respective asset classes and the favorable records generated by them at Robeco. In considering Robeco’s performance, the Trustees noted that Robeco’s records in its global developed and emerging markets conservative equities strategies and more traditional, active, emerging markets strategy were favorable compared to their respective benchmarks and peers.
The Board also discussed the affiliation that exists between Harbor Capital and Robeco as result of their common ownership and the potential conflicts of interest resulting from Harbor Capital’s recommendation of an affiliated entity to serve as subadviser to series of Harbor Funds. The Trustees sought and received assurances from Harbor Capital that ORIX, the ultimate parent of both Harbor Capital and RIAM US, had not sought to influence the recommendation. The Trustees acknowledged that potential conflicts of interest exist and would continue were RIAM US to be retained as subadviser, and also acknowledged that these conflicts were the same as those that exist in any fund complex employing affiliated investment managers, whether they are the primary adviser or subadviser. The Trustees also discussed how such conflicts could be mitigated consistent with industry mitigation practices involving independent trustee review of comparative data and other processes. After discussion, the Trustees determined that Harbor Capital’s recommendation of RIAM US to serve as subadviser to the proposed Funds satisfied the same standards applied to proposals involving unaffiliated subadvisers.
Advisory Fees and Expense Ratios
The Trustees observed that the data available concerning comparative fees and expense ratios showed the following with respect to the Funds’ proposed advisory fees and Institutional Class and Retirement Class net expense ratios relative to those of peer groups of funds compiled using Morningstar data:
Harbor Robeco US Conservative Equities Fund. The Fund’s proposed management fee was below the averages and medians of certain of the peer groups of funds presented to the Board for comparison purposes and below the average and slightly above the median of another peer group of funds presented to the Board for comparison purposes. The Fund’s Institutional Class net expense ratio was below the averages and medians of certain of the peer groups of funds presented to the Board for comparison purposes and above the average and median of another peer group of funds presented to the Board for comparison purposes. The Fund’s Retirement Class net expense ratio was below the average and median of one peer group of funds presented to the Board for comparison purposes and above the average and median of another peer group of funds presented to the Board for comparison purposes.
Harbor Robeco Global Conservative Equities Fund. The Fund’s proposed management fee was below the averages and medians of the peer groups of funds presented to the Board for comparison purposes. The Fund’s Institutional Class net expense ratio was below the averages and medians of the peer groups of funds presented to the Board for comparison purposes. The Fund’s Retirement Class net expense ratio was below the average and median of the peer group of funds presented to the Board for comparison purposes.
52

Harbor Robeco Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
Harbor Robeco International Conservative Equities Fund. The Fund’s proposed management fee was below the average and median of a peer group of funds presented to the Board for comparison purposes and below the average and equal to the median of another peer group of funds presented to the Board for comparison purposes. The Fund’s Institutional Class and Retirement Class net expense ratios were below the average and median of a peer group of funds presented to the Board for comparison purposes and above the average and median of another peer group of funds presented to the Board for comparison purposes.
Harbor Robeco Emerging Markets Conservative Equities Fund. The Fund’s proposed management fee was below the average and median of the peer group of funds presented to the Board for comparison purposes. The Fund’s Institutional Class and Retirement Class net expense ratios were below the average and median of the peer group of funds presented to the Board for comparison purposes.
Harbor Robeco Emerging Markets Active Equities Fund. The Fund’s proposed management fee was below the average and median of the peer group of funds presented to the Board for comparison purposes. The Fund’s Institutional Class and Retirement Class net expense ratios were below the average and median of the peer group of funds presented to the Board for comparison purposes.
The Trustees also reviewed and determined to be reasonable, in relation to the services to be provided by each party, the split between the advisory fee to be paid to Harbor Capital and the subadvisory fee to be paid to RIAM US and specifically the net advisory fee to be retained by Harbor Capital. The Trustees observed that the incremental expenses of the Administrative Class and Investor Class relative to the Institutional Class data they considered would be comprised solely of Rule 12b-1 and/or transfer agent fees, which the Board reviews separately.
Profitability
The Trustees reviewed the expected profitability of Harbor Capital and Robeco, both separately and in the aggregate, with respect to each Fund. The Trustees noted that Harbor Capital expected to operate each Fund initially at a loss (both on a standalone basis and on an aggregated basis with Robeco).
Economies of Scale
The Trustees also concluded that breakpoints in the Funds’ advisory fees were not necessary at the present time in light of, among other things, Harbor Capital’s forward-looking approach to setting the contractual advisory fees, its absorbing fund expenses during the initial period of the Funds’ operations while paying RIAM US its full subadvisory fee and the uncertainty surrounding the aspects of the Funds’ future asset growth. It was agreed, however, that the Board would consider the issue of breakpoints in the Funds’ advisory fee schedules at least annually after the initial two-year contract term as part of its annual investment contract review process for all of the Harbor funds.
Review of Liqudity Risk Management Program
The Trust has adopted pursuant to Rule 22e-4 under the Investment Company Act (“Rule 22e-4”) a Liquidity Risk Management Program (the “Program”) for the Funds. The Board has designated a committee of Harbor Capital employees as the Program Administrator.
The Program is designed to assess and manage each Fund’s liquidity risk. For purposes of Rule 22e-4, “liquidity risk” is defined as the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. Components of the Program include: (i) periodic assessment of each Fund’s liquidity risk based on certain factors; (ii) classification of each Fund’s holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid and Illiquid) that reflect an estimate of liquidity under current market conditions; (iii) to the extent a Fund does not invest primarily in Highly Liquid investments, establishment of an appropriate Highly Liquid Investment Minimum (“HLIM”) (as defined in Rule 22e-4) for such Fund and ongoing monitoring of the Fund’s net assets to assess compliance with the Fund’s HLIM; (iv) a limit on the ability of a Fund to acquire illiquid investments in excess of 15% of the Fund’s net assets; and (v) periodic reporting to the Board
At a meeting held on November 7, 2019, the Board of Trustees reviewed the operation and effectiveness of the Program for the period beginning June 1, 2019 (the date the Board formally adopted the Program) and ending September 30, 2019 (the “period”). The Board had previously received interim updates on the implementation of the Program at meetings held on February 12, 2019 and May 14, 2019. At the November 7, 2019 meeting, the Board reviewed a report prepared by, and received a presentation from, the Program Administrator regarding the operation of the Program, its adequacy, and the effectiveness
53

Harbor Robeco Funds
Additional Information—Continued

Review of Liqudity Risk Management Program—Continued
of its implementation during the period. The Program Administrator’s report included, among other things, a review of: (i) the operation of the Program overall; (ii) the level of portfolio investments classified into each of the four liquidity categories and the services provided by the third-party vendor engaged by the Trust to facilitate such classification with respect to certain of the Funds; and (iii) the most recent liquidity risk assessment for the Funds conducted by the Program Administrator in accordance with Rule 22e-4. Based upon its review, the Program Administrator determined that the Program was adequate and effective in facilitating the Funds’ compliance with Rule 22e-4 during the period.
54

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees & Officers
Charles F. McCain
Chairman, President & Trustee
Scott M. Amero
Trustee
Donna J. Dean
Trustee
Joseph L. Dowling, III
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Kathryn L. Quirk
Trustee
Ann M. Spruill
Trustee
Douglas J. Skinner
Trustee
Erik D. Ojala
Chief Compliance Officer
Anmarie S. Kolinski
Treasurer
Brian L. Collins
Vice President
Kristof M. Gleich
Vice President
Gregg M. Boland
Vice President
Diana R. Podgorny
Secretary
Jodie L. Crotteau
Assistant Secretary
Lana M. Lewandowski
AML Compliance Officer
& Assistant Secretary
Lora A. Kmieciak
Assistant Treasurer
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor
Harbor Funds Distributors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Services
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
FD.SAR.HR.0420

Semi-Annual Report
April 30, 2020
International & Global  Funds

	Retirement Class	Institutional Class	Administrative Class	Investor Class
Harbor Diversified International All Cap Fund	HNIDX	HAIDX	HRIDX	HIIDX
Harbor Emerging Markets Equity Fund	HNEMX	HAEMX	HREMX	HIEEX
Harbor Focused International Fund	HNFRX	HNFSX	HNFDX	HNFIX
Harbor Global Leaders Fund	HNGIX	HGGAX	HRGAX	HGGIX
Harbor International Fund	HNINX	HAINX	HRINX	HIINX
Harbor International Growth Fund	HNGFX	HAIGX	HRIGX	HIIGX
Harbor International Small Cap Fund	HNISX	HAISX	HRISX	HIISX
Harbor Overseas Fund	HAORX	HAOSX	HAOAX	HAONX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (harborfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with Harbor Funds, by calling 800-422-1050.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary (such as a broker-dealer or bank), you can contact your financial intermediary to request that you continue to receive paper copies of the Funds’ shareholder reports. If you invest directly, you can call 800-422-1050 to request that you continue to receive paper copies of the Funds’ shareholder reports. Your election to receive reports in paper will apply to all Harbor Funds held in your account.

This document must be preceded or accompanied by a Prospectus.

Letter from the Chairman

Charles F. McCain Chairman
Dear Fellow Shareholder:
The first half of the 2020 fiscal year has been remarkable in the range of positive and negative market sentiments expressed in this short six-month window. Investment markets started off the 2020 fiscal year continuing the positive momentum of the 2019 fiscal year. Equity markets across the globe generated modest positive returns during the first three months of the period while fixed income markets delivered steady returns. Market performance drivers were consistent with the prior period – stable positive economic growth and accommodative monetary and fiscal policies were the foundations of continued favorable investment conditions. Come February, however, the early negative implications of the pending global pandemic began to weigh on investment markets before the full effects of the global economic collapse took hold in March. The selloffs across equity markets were unprecedented, with few safe havens available to investors. As the heartbreaking effects of the pandemic progressed around the globe, governments and central banks implemented historic measures to attempt to protect their citizens and economies. The equity and credit markets responded to the massive stimulus measures favorably, bouncing off their March lows to partially recover through much of April.
Across most equity markets, growth stocks significantly outperformed value stocks and larger companies outperformed smaller companies, reflecting investors’ preferences in many cases for proven business models that are more likely to survive the economic challenges brought on by the global pandemic. U.S. government bonds proved to be a safe haven once again, delivering positive returns for the six-month period.
As you read through the comments from the portfolio managers of each Harbor fund included in this report, you may note their optimism for the future potential of their portfolios. The portfolio managers have responded in their own way to the challenges presented. We believe there are great opportunities for our portfolio managers to deliver attractive long-term investment results for our shareholders. During times of market stress, having a disciplined and proven actively managed investment approach allows our portfolio managers to weigh the risk and rewards that are available to them. While the long-term effects of the global pandemic on economies and markets are still unknown, we remain confident in the capabilities of our portfolio managers. At Harbor, we are actively engaged in dialogues with our subadviser partners as they navigate these challenging times.
We encourage our shareholders to take a long-term view and stay focused on their investment goals, particularly during periods of market uncertainty. While past performance is never a guarantee of future results, environments such as the last six months have often provided attractive opportunities for our fund investors to benefit from the skill of our portfolio managers.
I hope that you and your families remain safe and well during this unprecedented time. Thank you for your continued investment in Harbor Funds.
June 22, 2020

Charles F. McCain
Chairman
1

Harbor Diversified International All Cap Fund
Manager’s Commentary (Unaudited)

Subadviser
Marathon Asset Management LLP
Orion House
5 Upper St. Martin’s Lane
London, WC2H 9EA
England
Portfolio Managers
Neil M. Ostrer
Since 2015
Charles Carter
Since 2015
Nick Longhurst
Since 2015
William J. Arah
Since 2015
Simon Somerville
Since 2016
Michael Nickson, CFA
Since 2018
Michael Godfrey, CFA
Since 2015
David Cull, CFA
Since 2015
Robert Anstey, CFA
Since 2015
Marathon Asset Management LLP (operating as Marathon-London in the U.S.) has subadvised the Fund since 2015.
Investment Objective
The Fund seeks long-term growth of capital.
Management’s Discussion of
Fund Performance
Market Review
Market enthusiasm for what appeared to be easing trade tensions between the U.S. and China towards the end of 2019 drifted deep into memory as the onslaught of the novel coronavirus epidemic began to take center stage and rock the foundations of societies, economies and equity markets across the world during the first quarter of 2020. The pandemic outbreak and countermeasures to contain COVID-19 triggered panic amongst investors, which in turn instigated a dramatic equity market sell-off. Subsequently investor nerves began to calm, with equity markets reversing course dramatically, following an unprecedented level of monetary and fiscal response measures globally.
During the downturn, there were significant divergences in various countries’ equity markets’ performance across the world, largely attributable to differing levels of social and economic impact and differing governments’ social, monetary and fiscal policy responses to the outbreak. This led to an abnormal level of influence of country allocation to the Fund’s relative performance. In addition, positioning relative to the index in sectors caught in the crosshairs of the outbreak (such as Travel and Leisure, Financials, cyclical industries that are correlated with business cycles) or those perceived as more insulated from the outbreak (such as Health Care, Information Technology, and Consumer Staples) was also an abnormally large ‘swing factor’. While past performance is not a guarantee of future results, history suggests that this performance divergence dissipates over time towards longer-term trends and that more idiosyncratic considerations at the stock-specific level will determine the longer-term success of an investment.
Given these turbulent times the MSCI All Country World Ex. U.S. (ND) Index entered bear market territory and returned -13.22% U.S. Dollar over the six-month period ended April 30th. On a regional basis, the developed Asian ex-Japan markets collectively (Australia, Hong Kong, Singapore and New Zealand), which constituted 7.80% of the Index on average over the period, led the broad equity market downturn during the six-month period returning -16.93% U.S. Dollar within the MSCI All Country World Ex. U.S. (ND) Index), with European markets following behind returning -15.47% U.S. Dollar and averaging 41.18% of the Index. The Canadian, Emerging Markets and Japanese exposure within the MSCI All Country World Ex. U.S. (ND) Index were also in negative territory, returning -14.42% (and averaging 6.65% of the Index), -10.50% (and averaging 27.48% of the Index) and -9.97% (and averaging 16.50% of the Index) over the period, respectively.
Performance
Harbor Diversified International All Cap Fund underperformed the MSCI All Country World Ex. U.S. (ND) Index over the six-month period ended April 30, 2020, returning -17.05% (Retirement Class), -17.02% (Institutional Class) -17.15% (Administrative Class) and -17.15% (Investor Class), while the Index returned -13.22%. In aggregate, stock selection, the Fund’s regional allocation and the currency impact on the Fund all weighed on relative returns. Specifically, stock selection in the emerging markets had a negative impact on relative returns as did the underweight exposure to China within that region (a market that held up remarkably considering it was the epicenter of the initial coronavirus outbreak). Stock selection in Europe, most notably the U.K. (and overweight exposure to this market) also contributed negatively to the relative performance of the Fund over the period. Conversely stock selection in Canada was a notable positive contributor to relative returns as was the marginal overweight exposure to this market.
From a sector standpoint, the Fund’s aggregate underweight exposure to both the Energy and Real Estate sectors (both of which underperformed the overall MSCI All Country World Ex. U.S. (ND) Index return over the period) contributed positively to relative returns. Stock selection in the Health Care sector was also a positive contributor to the relative performance

2

Harbor Diversified International All Cap Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2020
	Unannualized	1 Year	5 Years	Annualized
	6 Months			Life of Fund
Harbor Diversified International All Cap Fund
Retirement Class[1,2]	-17.05%	-14.99%	N/A	0.36%
Institutional Class[1]	-17.02	-14.96	N/A	0.32
Administrative Class[1]	-17.15	-15.25	N/A	0.06
Investor Class[1]	-17.15	-15.31	N/A	-0.05
Comparative Index
MSCI All Country World Ex. U.S. (ND)[1]	-13.22%	-11.51%	N/A	2.10%
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratios were 0.72% (Net) and 0.87% (Gross) (Retirement Class); 0.80% (Net) and 0.95% (Gross) (Institutional Class); 1.05% (Net) and 1.20% (Gross) (Administrative Class); 1.17% (Net) and 1.32% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2021. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
of the Fund (although this was outweighed by the Fund’s aggregate underweight exposure to the sector). Conversely, stock selection in the Communication Services and Consumer Discretionary sectors weighed on relative returns of the Fund.
At the stock level, and within Europe most notably, Health Care stocks were a positive feature, particularly Coloplast and Novo Nordisk in Denmark, as well as Roche in Switzerland. Updated full year guidance from Coloplast reflected the business’s stable growth profile in the face of the global pandemic, while Novo Nordisk demonstrated a stable earnings profile. Roche benefitted from news that it had developed a faster COVID-19 test and the possible application of its anti-inflammation drug Actemra for coronavirus patients. HelloFresh, the German meal-kit provider, announced better than expected earnings during 2019, as well as accelerating first quarter sales and profits for 2020 as increased demand for home cooking caused the stock price to surge. Outside of Europe, Barrick Gold of Canada was a standout performer as it benefitted from a rising gold price in reaction to negative real interest rates and unprecedented monetary and fiscal stimulus globally.
At the other end of the performance tables, within emerging markets, not owning Alibaba and Tencent exerted a negative influence. Additionally, reflecting the unavoidable (and unquantifiable) economic consequences of the pandemic outbreak, shares in Greek’s Eurobank and Mexico’s Gentera (the largest microfinance bank in Latin America) more than halved over the first quarter of 2020 and therefore, were notable underperformers over the six-month reporting period, while Canada’s Fairfax Financial declined with other insurers due to declining interest rates and the potential for claims relating to the coronavirus.
Outlook & Strategy
Times like now can test resolve; however, our focus remains committed to the implementation of our bottom-up analytical efforts within the capital cycle investment framework and, therefore, seeking to invest in companies that exhibit favorable supply side dynamics with management teams that have a track record of allocating capital efficiently. Developments over the last few months should highlight the shortfalls of spending too much energy on forecasted outlooks; our portfolio managers are not looking to become epidemiologists or react to market volatility. Rather they continue to focus on and trust the longstanding investment process that they have been committed to in our 30 plus year history.

1	The “Life of Fund” return as shown reflects the period 11/02/2015 through 04/30/2020.
2	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Marathon Asset Management LLP as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
3

Harbor Diversified International All Cap Fund
Portfolio of Investments—April 30, 2020 (Unaudited)

REGION BREAKDOWN (% of investments)
(Excludes short-term investments)
Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—95.3%
Shares		Value
AEROSPACE & DEFENSE—0.9%
31,248	Airbus SE (France)*	$ 1,979
362,799	BAE Systems plc (United Kingdom)	2,314
143,676	Embraer SA (Brazil)*	229
293,419	Rolls-Royce Holdings plc (United Kingdom)*	1,214
12,432	Thales SA (France)	941
		6,677
AIR FREIGHT & LOGISTICS—0.1%
28,399	Oesterreichische Post AG (Austria)	1,070
AIRLINES—0.1%
136,190	EasyJet plc (United Kingdom)	1,032
AUTO COMPONENTS—1.0%
47,800	Bridgestone Corp. (Japan)	1,488
194,589	Gestamp Automocion SA (Spain)[1]	487
198,713	GUD Holdings Ltd. (Australia)	1,180
38,270	Hankook Tire & Technology Co. Ltd. (South Korea)	671
15,200	Koito Manufacturing Co. Ltd. (Japan)	573
33,833	Magna International Inc. (Canada)	1,318
COMMON STOCKS—Continued
Shares		Value
AUTO COMPONENTS—Continued
2,689,114	Nemak SAB de CV (Mexico)[1]	$ 497
39,600	Sumitomo Electric Industries Ltd. (Japan)	407
11,700	Toyota Industries Corp. (Japan)	589
		7,210
AUTOMOBILES—1.2%
1,427,931	Baic Motor Corp. Ltd. (China)[1]	625
32,303	Bayerische Motoren Werke AG (Germany)	1,900
16,941	Hyundai Motor Co. (South Korea)	1,309
108,205	Mahindra & Mahindra Ltd. (India)	523
69,300	Toyota Motor Corp. (Japan)	4,285
		8,642
BANKS—5.7%
398,716	Axis Bank Ltd. (India)*	2,325
62,363	Bancolombia SA ADR (Colombia)[2]	1,628
404,324	Bank of Ireland Group plc (Ireland)*	830
663,703	Bankia SA (Spain)	675
1,778,741	Barclays plc (United Kingdom)	2,375
77,620	BNP Paribas SA (France)	2,439

4

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
BANKS—Continued
42,725	Close Brothers Group plc (United Kingdom)	$ 586
25,335	Danske Bank AS (Denmark)	301
42,617	DBS Group Holdings Ltd. (Singapore)	600
81,820	DNB ASA (Norway)	991
9,243,920	Eurobank Ergasias SA (Greece)*	3,734
27,000	Fukuoka Financial Group Inc. (Japan)	386
3,944,657	Grupo Financiero Inbursa SAB de CV (Mexico)	2,355
53,159	Hana Financial Group Inc. (South Korea)	1,214
475,465	HSBC Holdings plc (Hong Kong)	2,453
306,848	Intesa Sanpaolo SpA (Italy)*	479
724,700	Kasikornbank PCL (Thailand)	1,904
37,943	Komercni Banka AS (Czech Republic)*	803
4,171,169	Lloyds Banking Group plc (United Kingdom)	1,688
62,837	Nordea Bank ABP (Sweden)	403
793,400	Resona Holdings Inc. (Japan)	2,478
70,021	Shinhan Financial Group Co. Ltd. (South Korea)	1,775
390,911	Standard Chartered plc (United Kingdom)	1,997
68,400	Sumitomo Mitsui Financial Group Inc. (Japan)	1,799
16,000	Sumitomo Mitsui Trust Holdings Inc. (Japan)	466
261,239	Svenska Handelsbanken AB (Sweden)	2,384
206,038	UniCredit SpA (Italy)*	1,591
90,582	United Overseas Bank Ltd. (Singapore)	1,294
		41,953
BEVERAGES—3.7%
1,113,638	AmBev SA (Brazil)*	2,322
42,425	Anheuser-Busch InBev SA (Belgium)	1,976
12,500	Asahi Group Holdings Ltd. (Japan)	430
19,825	Carlsberg AS (Denmark)	2,501
34,785	Cia Cervecerias Unidas SA (Chile)	250
367,774	Coca-Cola Amatil Ltd. (Australia)	2,048
25,995	Coca-Cola European Partners plc (United States)	1,030
149,819	Davide Campari-Milano SpA (Italy)	1,164
126,074	Diageo plc (United Kingdom)	4,341
926,134	East African Breweries Ltd. (Kenya)	1,510
49,766	Heineken NV (Netherlands)	4,236
217,100	Kirin Holdings Co. Ltd. (Japan)	4,190
14,200	Suntory Beverage & Food Ltd. (Japan)	535
148,000	Tsingtao Brewery Co. Ltd. (China)	899
		27,432
BUILDING PRODUCTS—1.6%
293,571	Assa Abloy AB Class B (Sweden)	5,255
11,748	Geberit AG (Switzerland)	5,254
281,367	GWA Group Ltd. (Australia)	505
57,100	LIXIL Group Corp. (Japan)	685
		11,699
CAPITAL MARKETS—2.4%
359,569	3i Group plc (United Kingdom)	3,532
207,614	Brookfield Asset Management Inc. (Canada)	7,016
76,600	Daiwa Securities Group Inc. (Japan)*	319
57,801	Georgia Capital plc (United Kingdom)*	305
177,833	IG Group Holdings plc (United Kingdom)	1,686
23,700	JAFCO Co. Ltd. (Japan)	759
30,300	Japan Exchange Group Inc. (Japan)	564
247,550	Jupiter Fund Management plc (United Kingdom)	680
290,900	Nomura Holdings Inc. (Japan)	1,207
19,668	Rathbone Brothers plc (United Kingdom)	374
93,010	St. James's Place plc (United Kingdom)	990
36,577	UBS Group AG (Switzerland)*	392
		17,824
COMMON STOCKS—Continued
Shares		Value
CHEMICALS—1.8%
11,200	Air Water Inc. (Japan)*	$ 151
63,830	BASF SE (Germany)	3,267
62,395	Enaex SA (Chile)	462
14,700	Nippon Shokubai Co. Ltd. (Japan)	694
35,600	Nissan Chemical Corp. (Japan)	1,366
8,900	Nitto Denko Corp. (Japan)	445
235,503	Orica Ltd. (Australia)	2,729
80,807	PhosAgro PJSC GDR (Russia)[2]	976
9,300	Shin-Etsu Chemical Co. Ltd. (Japan)	1,026
88,131	Tikkurila OYJ (Finland)	1,153
22,300	Tokyo Ohka Kogyo Co. Ltd. (Japan)	959
		13,228
COMMERCIAL SERVICES & SUPPLIES—2.8%
9,100	AEON Delight Co. Ltd. (Japan)	261
351,662	Brambles Ltd. (Australia)	2,514
2,405,561	Cleanaway Waste Management Ltd. (Australia)	2,902
49,324	Elis SA (France)*	608
880,684	G4S plc (United Kingdom)	1,209
367,978	HomeServe plc (United Kingdom)	5,154
79,131	Ritchie Bros Auctioneers Inc. (Canada)	3,406
14,677	S-1 Corp. (South Korea)	1,044
14,200	Secom Co. Ltd. (Japan)	1,182
1,309,901	Serco Group plc (United Kingdom)*	2,120
11,200	Sohgo Security Services Co. Ltd. (Japan)	534
		20,934
CONSTRUCTION & ENGINEERING—0.9%
53,881	Boskalis Westminster NV (Netherlands)[3]	934
23,421	Ferrovial SA (Spain)	587
91,300	Maeda Corp. (Japan)	732
197,000	Obayashi Corp. (Japan)	1,722
162,700	Penta-Ocean Construction Co. Ltd. (Japan)	822
912,354	Raubex Group Ltd. (South Africa)[3]	844
68,400	Shimizu Corp. (Japan)	525
7,800	SHO-BOND Holdings Co. Ltd. (Japan)	313
		6,479
CONSTRUCTION MATERIALS—0.6%
18,673	CRH plc (Ireland)	563
259,403	Fletcher Building Ltd. (New Zealand)	581
6,056	Imerys SA (France)	190
66,300	Taiheiyo Cement Corp. (Japan)	1,302
10,150	Vicat SA (France)	285
91,197	Wienerberger AG (Austria)	1,708
		4,629
CONSUMER FINANCE—0.6%
40,900	AEON Financial Service Co. Ltd. (Japan)	425
5,424,953	Gentera SAB de CV (Mexico)	2,181
364,768	International Personal Finance plc (United Kingdom)	257
329,768	Non-Standard Finance plc (United Kingdom)[1]	54
166,254	Provident Financial plc (United Kingdom)*	406
131,593	Shriram Transport Finance Co. Ltd. (India)	1,365
		4,688
CONTAINERS & PACKAGING—0.4%
549,374	DS Smith plc (United Kingdom)	2,154
63,500	Toyo Seikan Group Holdings Ltd. (Japan)	644
		2,798
DISTRIBUTORS—0.2%
181,719	Inchcape plc (United Kingdom)	1,145

5

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
DIVERSIFIED FINANCIAL SERVICES—0.0%
1,358,000	First Pacific Co. Ltd. (Hong Kong)	$ 281
DIVERSIFIED TELECOMMUNICATION SERVICES—1.9%
46,563	BCE Inc. (Canada)	1,883
151,275	Deutsche Telekom AG (Germany)	2,212
819,163	Koninklijke KPN NV (Netherlands)	1,887
208,986	KT Corp. ADR (South Korea)[2]	2,050
194,900	Nippon Telegraph & Telephone Corp. (Japan)	4,439
297,430	Spark New Zealand Ltd. (New Zealand)	805
530,760	Telkom SA SOC Ltd. (South Africa)	588
		13,864
ELECTRIC UTILITIES—0.5%
60,600	Kansai Electric Power Co. (Japan)	621
31,850	Orsted AS (Denmark)[1]	3,217
		3,838
ELECTRICAL EQUIPMENT—2.5%
70,103	Legrand SA (France)	4,700
8,000	Mabuchi Motor Co. Ltd. (Japan)	248
43,397	Schneider Electric SE (France)	4,010
1,986,850	TECO Electric and Machinery Co. Ltd. (Taiwan)	1,788
12,800	Ushio Inc. (Japan)	135
83,833	Vestas Wind Systems AS (Denmark)	7,199
		18,080
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.0%
26,300	Azbil Corp. (Japan)	692
286,000	Chroma ATE Inc. (Taiwan)*	1,318
565,735	Delta Electronics Inc. (Taiwan)	2,639
160,500	Hitachi Ltd. (Japan)	4,763
27,400	Kyocera Corp. (Japan)	1,464
9,800	Omron Corp. (Japan)	576
15,200	Shimadzu Corp. (Japan)	378
70,908	Spectris plc (United Kingdom)	2,391
10,000	TDK Corp. (Japan)	862
		15,083
ENERGY EQUIPMENT & SERVICES—0.3%
145,658	John Wood Group plc (United Kingdom)	369
50,640	Petrofac Ltd. (United Kingdom)	125
649,218	Saipem SpA (Italy)	1,666
33,112	TechnipFMC plc (France)	290
		2,450
ENTERTAINMENT—0.6%
27,511	CTS Eventim AG & Co. KGaA (Germany)	1,144
11,300	Konami Holdings Corp. (Japan)	355
2,183,200	Major Cineplex Group (Thailand)	977
15,900	Makita Corp. (Japan)	518
41,315	Modern Times Group MTG AB Class B (Sweden)*	416
20,800	Nexon Co. Ltd. (Japan)	336
900	Nintendo Co. Ltd. (Japan)	371
8,600	Toho Co. Ltd. (Japan)	281
		4,398
FOOD & STAPLES RETAILING—2.8%
127,310	Alimentation Couche-Tard Inc. (Canada)	3,552
56,800	Dairy Farm International Holdings Ltd. (Hong Kong)	272
39,636	Eurocash SA (Poland)*	206
118,602	Koninklijke Ahold Delhaize NV (Netherlands)	2,880
75,774	Loblaw Cos. Ltd. (Canada)	3,729
22,056	Magnit PJSC (Russia)	1,093
COMMON STOCKS—Continued
Shares		Value
FOOD & STAPLES RETAILING—Continued
15,400	Matsumotokiyoshi Holdings Co. Ltd. (Japan)	$ 530
437,847	Metcash Ltd. (Australia)	706
30,065	PriceSmart Inc. (United States)	1,910
92,600	Seven & I Holdings Co. Ltd. (Japan)	3,067
11,600	Sundrug Co. Ltd. (Japan)	397
743,617	Tesco plc (United Kingdom)	2,199
		20,541
FOOD PRODUCTS—3.0%
10,400	Calbee Inc. (Japan)	315
257,000	China Mengniu Dairy Co. Ltd. (China)*	910
3,240,000	Delfi Ltd. (Singapore)	1,551
227,557	Devro plc (United Kingdom)	455
17,800	Fuji Oil Holdings Inc. (Japan)*	415
2,203,934	Grupo Lala SAB de CV (Mexico)	1,038
217,273	Industrias Bachoco SAB de CV (Mexico)	634
28,300	Megmilk Snow Brand Co. Ltd. (Japan)	646
7,500	Meiji Holdings Co. Ltd. (Japan)	521
92,000	Nippon Suisan Kaisha Ltd. (Japan)	409
441,406	Tiger Brands Ltd. (South Africa)	4,298
1,732,255	Tingyi Cayman Islands Holding Corp. (China)	3,075
41,400	Toyo Suisan Kaisha Ltd. (Japan)	1,991
269,765	Ulker Biskuvi Sanayi AS (Turkey)	916
32,173	Viscofan SA (Spain)	2,062
4,006,000	Want Want China Holdings Ltd. (China)	2,855
		22,091
GAS UTILITIES—0.1%
23,800	Tokyo Gas Co. Ltd. (Japan)	522
HEALTH CARE EQUIPMENT & SUPPLIES—4.0%
64,056	Coloplast AS (Denmark)	10,103
1,323,321	ConvaTec Group plc (United Kingdom)[1]	3,534
113,296	Demant AS (Denmark)*	2,709
67,901	Getinge AB Class B (Sweden)	1,301
102,383	GN Store Nord AS (Denmark)	4,672
11,000	Hoya Corp. (Japan)	1,003
18,700	Japan Lifeline Co. Ltd. (Japan)	220
68,193	Koninklijke Philips NV (Netherlands)	2,973
34,700	Olympus Corp. (Japan)	551
39,487	Smith & Nephew plc (United Kingdom)	773
8,358	Sonova Holding AG (Switzerland)	1,510
		29,349
HEALTH CARE PROVIDERS & SERVICES—1.2%
64,200	Alfresa Holdings Corp. (Japan)	1,280
42,609	Amplifon SpA (Italy)	976
66,496	Fresenius Medical Care AG & Co. KGaA (Germany)	5,211
62,400	MediPAL Holdings Corp. (Japan)	1,204
497,455	Sigma Healthcare Ltd. (Australia)	195
		8,866
HOTELS, RESTAURANTS & LEISURE—3.1%
1,609,000	Ajisen China Holdings Ltd. (China)	358
47,448	Carnival plc (United Kingdom)	654
329,467	Compass Group plc (United Kingdom)	5,544
45,230	Flutter Entertainment plc (United Kingdom)	5,562
1,381,600	Genting Singapore Ltd. (Singapore)	767
283,353	GVC Holdings plc (United Kingdom)	2,690
641,641	Hongkong & Shanghai Hotels Ltd. (Hong Kong)	583
8,119	InterContinental Hotels Group PLC (United Kingdom)*	370
82,664	Playtech plc (United Kingdom)	242
464,071	SSP Group plc (United Kingdom)	1,640

6

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
HOTELS, RESTAURANTS & LEISURE—Continued
397,958	Tsogo Sun Gaming Ltd. (South Africa)	$ 56
361,584	Tsogo Sun Hotels Ltd. (South Africa)*	36
180,236	TUI AG (Germany)	732
74,671	Yum China Holdings Inc. (China)	3,619
		22,853
HOUSEHOLD DURABLES—0.8%
101,741	Barratt Developments plc (United Kingdom)	663
52,500	Casio Computer Co. Ltd. (Japan)	829
221,308	McCarthy & Stone plc (United Kingdom)[1]	197
658,000	MRV Engenharia e Participacoes SA (Brazil)	1,833
7,700	Rinnai Corp. (Japan)	583
48,600	Sekisui Chemical Co. Ltd. (Japan)	616
23,800	Sony Corp. (Japan)	1,532
		6,253
HOUSEHOLD PRODUCTS—0.8%
12,200	Lion Corp. (Japan)	257
68,445	Reckitt Benckiser Group plc (United Kingdom)	5,701
		5,958
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—0.0%
1,793,400	Lopez Holdings Corp. (Philippines)	93
INDUSTRIAL CONGLOMERATES—2.1%
426,500	CK Hutchison Holdings Ltd. (Hong Kong)	3,161
38,907	DCC plc (United Kingdom)	2,767
92,300	Jardine Matheson Holdings Ltd. (Hong Kong)	4,043
47,138	LG Corp. (South Korea)	2,399
1,303,018	Quinenco SA (Chile)	1,898
2,058,500	Sime Darby Berhad (Malaysia)	953
		15,221
INSURANCE—4.6%
95,402	Admiral Group plc (United Kingdom)	2,784
118,078	AXA SA (France)	2,099
222,000	Dai-ichi Life Holdings Inc. (Japan)	2,782
18,593	Fairfax Financial Holdings Ltd. (Canada)	5,041
118,100	Great Eastern Holdings Ltd. (Singapore)	1,563
6,582	Hannover Rueck SE (Germany)	1,049
5,834	Helvetia Holding AG (Switzerland)	532
233,800	Japan Post Holdings Co. Ltd. (Japan)	1,870
26,200	MS&AD Insurance Group Holdings Inc. (Japan)	755
242,916	Porto Seguro SA (Brazil)	2,023
44,455	Prudential plc (United Kingdom)*	627
314,365	QBE Insurance Group Ltd. (Australia)	1,702
18,507	Qualitas Controladora SAB de CV (Mexico)	76
123,724	Sampo OYJ (Finland)	4,101
15,575	Samsung Fire & Marine Insurance Co. Ltd. (South Korea)	2,443
51,100	Sompo Holdings Inc. (Japan)	1,657
11,700	Sony Financial Holdings Inc. (Japan)	222
53,400	T&D Holdings Inc. (Japan)	462
44,500	Tokio Marine Holdings Inc. (Japan)	2,088
		33,876
INTERACTIVE MEDIA & SERVICES—2.5%
49,103	Adevinta ASA (Norway)*	408
282,043	Auto Trader Group plc (United Kingdom)[1]	1,624
52,069	Baidu Inc. ADR (China)*,2	5,255
198,550	Carsales.com Ltd. (Australia)	1,816
340,195	Domain Holdings Australia Ltd. (Australia)	576
COMMON STOCKS—Continued
Shares		Value
INTERACTIVE MEDIA & SERVICES—Continued
1,102,315	Rightmove plc (United Kingdom)	$ 6,892
59,354	Yandex NV (Russia)*	2,243
		18,814
INTERNET & DIRECT MARKETING RETAIL—1.6%
4,773	GS Home Shopping Inc. (South Korea)	500
143,715	HelloFresh SE (Germany)*	5,122
27,742	Just Eat Takeaway.com NV (Netherlands)*,1	2,843
47,861	MoneySuperMarket.com Group plc (United Kingdom)	191
346,520	PChome Online Inc. (Taiwan)	1,144
30,784	Trip.Com Group Ltd. ADR (China)*,2	793
3,224	Zooplus AG (Germany)*	399
37,300	ZOZO Inc. (Japan)	602
		11,594
IT SERVICES—1.9%
16,632	Alten SA (France)	1,197
1,132,870	Capita plc (United Kingdom)*	555
84,686	Edenred (France)	3,411
61,054	Genpact Ltd. (United States)	2,102
11,800	ITOCHU Techno-Solutions Corp. (Japan)	361
34,300	NEC Corp. (Japan)	1,316
41,900	NET One Systems Co. Ltd. (Japan)	1,208
16,500	Nomura Research Institute Ltd. (Japan)	404
233,100	NTT Data Corp. (Japan)	2,379
9,500	Otsuka Corp. (Japan)	430
16,200	SCSK Corp. (Japan)	733
		14,096
LEISURE PRODUCTS—1.3%
42,100	Bandai Namco Holdings Inc. (Japan)	2,104
429,386	Giant Manufacturing Co. Ltd. (Taiwan)	2,531
846,000	Goodbaby International Holdings Ltd. (Hong Kong)*	87
321,611	Merida Industry Co. Ltd. (Taiwan)	1,642
88,300	Sega Sammy Holdings Inc. (Japan)	1,069
2,000	Shimano Inc. (Japan)	295
111,825	Spin Master Corp. (Canada)*,1	1,618
		9,346
LIFE SCIENCES TOOLS & SERVICES—0.5%
6,021	Eurofins Scientific SE (France)[3]	3,331
8,486	Gerresheimer AG (Germany)	675
		4,006
MACHINERY—1.9%
17,495	Andritz AG (Austria)	575
428,650	CNH Industrial NV (Italy)	2,681
12,200	Daifuku Co. Ltd. (Japan)	854
16,996	GEA Group AG (Germany)	390
9,000	Hoshizaki Corp. (Japan)	686
36,929	IMI plc (United Kingdom)	384
35,000	Mitsui E&S Holdings Co. Ltd. (Japan)*	198
151,527	Rotork plc (United Kingdom)	472
170,293	Sandvik AB (Sweden)	2,620
32,015	Stabilus SA (Germany)	1,368
112,853	Wartsila OYJ Abp (Finland)	828
1,504,000	Yungtay Engineering Co. Ltd. (Taiwan)	3,027
		14,083

7

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
MARINE—0.3%
44,468,923	Cia Sud Americana de Vapores SA (Chile)*	$ 1,065
232,236	Irish Continental Group plc (Ireland)	878
		1,943
MEDIA—1.8%
53,671	Daily Mail & General Trust plc (United Kingdom)	477
47,892	Euromoney Institutional Investor plc (United Kingdom)	498
122,400	Fuji Media Holdings Inc. (Japan)	1,216
194,971	Grupo Televisa SAB ADR (Mexico)[2]	1,043
86,218	Informa plc (United Kingdom)	476
1,500,181	ITV plc (United Kingdom)	1,440
36,695	JCDecaux SA (France)*	760
24,632,421	Media Nusantara Citra TBK PT (Indonesia)	1,502
843,954	Nine Entertainment Co. Holdings Ltd. (Australia)	776
131,220	Nippon Television Holdings Inc. (Japan)	1,466
41,412	Nordic Entertainment Group AB (Sweden)	981
26,750	Schibsted ASA Class A (Norway)*	567
22,747	Schibsted ASA Class B (Norway)	442
361,013	Sky Network Television Ltd. (New Zealand)*	62
358,600	Television Broadcasts Ltd. (Hong Kong)	495
178,884	WPP plc (United Kingdom)	1,388
		13,589
METALS & MINING—4.6%
97,616	Acerinox SA (Spain)	735
1,653,630	Alrosa PJSC (Russia)	1,384
1,129,424	Alumina Ltd. (Australia)	1,253
75,564	Anglo American Platinum Ltd. (South Africa)	3,966
75,811	Anglo American plc (South Africa)	1,350
133,464	ArcelorMittal SA (France)	1,458
265,245	Barrick Gold Corp. (Canada)	6,828
54,356	BHP Group Ltd. (Australia)	1,110
205,535	BlueScope Steel Ltd. (Australia)	1,341
86,666	Cia de Minas Buenaventura SAA ADR (Peru)[2]	649
22,943	Franco-Nevada Corp. (Canada)	3,035
258,155	Freeport-McMoRan Inc. (United States)	2,280
1,234,765	Glencore plc (United Kingdom)*	2,313
127,875	Newcrest Mining Ltd. (Australia)	2,310 [x]
50,100	Nippon Steel Corp. (Japan)*	422
72,232	Rio Tinto plc (United Kingdom)	3,353
12,400	Sumitomo Metal Mining Co. Ltd. (Japan)	309
		34,096
MULTILINE RETAIL—0.1%
35,800	Marui Group Co. Ltd. (Japan)	586
OIL, GAS & CONSUMABLE FUELS—2.3%
1,498,548	BP plc (United Kingdom)	5,905
39,883	Caltex Australia Ltd. (Australia)	642
178,005	Canadian Natural Resources Ltd. (Canada)	2,981
176,076	Equinor ASA (Norway)	2,438
131,800	INPEX Corp. (Japan)	851
111,657	Inter Pipeline Ltd. (Canada)[3]	934
17,071	LUKOIL PJSC ADR (Russia)[2]	1,102
162,110	PrairieSky Royalty Ltd. (Canada)[3]	1,186
976,940	United Tractors Tbk PT (Indonesia)	1,065
		17,104
PAPER & FOREST PRODUCTS—0.1%
170,200	Oji Holdings Corp. (Japan)	864
PERSONAL PRODUCTS—1.8%
40,491	AMOREPACIFIC Group (South Korea)	1,938
COMMON STOCKS—Continued
Shares		Value
PERSONAL PRODUCTS—Continued
736,267	Asaleo Care Ltd. (Australia)	$ 493
31,800	Kao Corp. (Japan)	2,452
2,500	Kose Corp. (Japan)	313
345,709	L'Occitane International SA (Hong Kong)	533
14,800	Mandom Corp. (Japan)	284
416,336	Natura & Co Holding SA (Brazil)*	2,719
93,868	Unilever plc (United Kingdom)	4,833
		13,565
PHARMACEUTICALS—4.2%
39,400	Astellas Pharma Inc. (Japan)*	652
4,801,161	Genomma Lab Internacional SAB de CV (Mexico)*	3,825
86,707	Haw Par Corp. Ltd. (Singapore)	628
130,617	Novo Nordisk AS (Denmark)	8,332
46,900	Otsuka Holdings Co. Ltd. (Japan)	1,843
37,533	Roche Holding AG (Switzerland)	12,998
5,700	Sawai Pharmaceutical Co. Ltd. (Japan)	311
26,300	Takeda Pharmaceutical Co. Ltd. (Japan)	948
43,800	Tsumura & Co. (Japan)	1,212
		30,749
PROFESSIONAL SERVICES—3.5%
63,971	Adecco Group AG (Switzerland)	2,799
356,006	ALS Ltd. (Australia)	1,555
127,375	Experian plc (United Kingdom)	3,825
1,036,704	Hays plc (United Kingdom)	1,412
118,815	Intertek Group plc (United Kingdom)	7,091
154,804	IPH Ltd. (Australia)	740
48,000	Nomura Co. Ltd. (Japan)	364
140,833	PageGroup plc (United Kingdom)	667
28,500	Persol Holdings Co. Ltd. (Japan)	328
12,485	Randstad NV (Netherlands)*	502
195,873	RELX plc (United Kingdom)	4,419
6,000	TechnoPro Holdings Inc. (Japan)	342
7,762	Teleperformance (France)	1,739
		25,783
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.5%
23,600	Daiwa House Industry Co. Ltd. (Japan)	598
73,518	LOG Commercial Properties e Participacoes SA (Brazil)	310
164,012	LPS Brasil Consultoria de Imoveis SA (Brazil)*	118
128,200	Mitsubishi Estate Co. Ltd. (Japan)	2,074
65,419	New World Development Co. Ltd. (Hong Kong)	77
90,976	United Industrial Corp. Ltd. (Singapore)	145
		3,322
ROAD & RAIL—1.2%
17,013	Canadian Pacific Railway Ltd. (Canada)	3,867
28,500	East Japan Railway Co. (Japan)	2,081
100,540	Globaltrans Investment plc GDR (Russia)[2]	569
115,209	National Express Group plc (United Kingdom)	397
50,100	Senko Group Holdings Co. Ltd. (Japan)	408
21,300	West Japan Railway Co. (Japan)	1,316
		8,638
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.1%
5,099	ASML Holding NV (Netherlands)	1,489
148,500	Renesas Electronics Corp. (Japan)*	784
17,200	ROHM Co. Ltd. (Japan)	1,088
38,766	SK Hynix Inc. (South Korea)	2,668
903,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	9,109
		15,138

8

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
SOFTWARE—1.2%
433,322	Blackberry Ltd. (Canada)*	$ 1,849
4,250	Constellation Software Inc. (Canada)	4,087
2,900	Oracle Corp. Japan (Japan)	299
238,500	TOTVS SA (Brazil)	2,594
		8,829
SPECIALTY RETAIL—0.9%
5,900	ABC-Mart Inc. (Japan)	300
4,667,000	Esprit Holdings Ltd. (Hong Kong)*	447
224,554	Fourlis Holdings SA (Greece)*	880
145,168	JUMBO SA (Greece)	2,272
257,432	Pets at Home Group plc (United Kingdom)	824
34,600	USS Co. Ltd. (Japan)	548
94,227	WH Smith plc (United Kingdom)	1,487
		6,758
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.5%
15,584	King Slide Works Co. Ltd. (Taiwan)	162
43,459	Logitech International SA (Switzerland)	2,093
21,392	Quadient SAS (France)	296
215,211	Samsung Electronics Co. Ltd. (South Korea)	8,849
		11,400
TEXTILES, APPAREL & LUXURY GOODS—2.1%
16,851	Adidas AG (Germany)	3,858
82,700	ASICS Corp. (Japan)	784
45,935	Cie Financiere Richemont SA (Switzerland)	2,606
199,660	Cie Financiere Richemont SA ADR (South Africa)[2]	1,127
34,635	EssilorLuxottica SA (France)	4,302
59,414	Gildan Activewear Inc. (Canada)	829
87,700	Onward Holdings Co. Ltd. (Japan)	274
1,363,246	Stella International Holdings Ltd. (Hong Kong)	1,372
110,000	Texwinca Holdings Ltd. (Hong Kong)	19
		15,171
TOBACCO—0.4%
16,512	British American Tobacco plc (United Kingdom)	636
27,500	Japan Tobacco Inc. (Japan)	512
29,687	Swedish Match AB (Sweden)	1,835
		2,983
TRADING COMPANIES & DISTRIBUTORS—1.1%
55,918	Brenntag AG (Germany)	2,532
153,765	Bunzl plc (United Kingdom)	3,337
109,631	Finning International Inc. (Canada)*	1,392
31,900	ITOCHU Corp. (Japan)	625
1,400	Mitsubishi Corp. (Japan)	30
		7,916
TRANSPORTATION INFRASTRUCTURE—0.5%
117,571	Getlink SE (France)	1,499
COMMON STOCKS—Continued
Shares		Value
TRANSPORTATION INFRASTRUCTURE—Continued
515,802	Global Ports Investments plc GDR (Russia)*,2	$ 1,238
3,193,884	Grindrod Ltd. (South Africa)	600
32,300	Mitsubishi Logistics Corp. (Japan)	713
		4,050
WIRELESS TELECOMMUNICATION SERVICES—1.1%
416,429	Bharti Airtel Ltd. (India)*	2,837
72,300	KDDI Corp. (Japan)	2,094
39,200	NTT DoCoMo Inc. (Japan)	1,155
38,057	Rogers Communications Inc. (Canada)	1,594
189,248	SmarTone Telecommunications Holdings Ltd. (Hong Kong)	120
8,285,827	Vodafone Idea Ltd. (India)	459
		8,259
TOTAL COMMON STOCKS
(Cost $811,982)		703,739

PREFERRED STOCKS—1.2%
AUTOMOBILES—0.3%
15,900	Volkswagen AG (Germany)	2,212
BANKS—0.3%
224,773	Banco Bradesco SA (Brazil)*	791
2,073,578	Grupo Aval Acciones y Valores SA (Colombia)	443
535,742	Itausa - Investimentos Itau SA (Brazil)	887
		2,121
PERSONAL PRODUCTS—0.0%
3,088	AMOREPACIFIC Group (South Korea)*	98
TEXTILES, APPAREL & LUXURY GOODS—0.6%
801,167	Alpargatas SA (Brazil)*	4,035
TOTAL PREFERRED STOCKS
(Cost $8,951)		8,466

SHORT-TERM INVESTMENTS—0.2%
(Cost $1,705)
INVESTMENT COMPANY-SECURITIES LENDING INVESTMENT FUND—0.2%
1,704,970	State Street Navigator Securities Lending Government Money Market Portfolio (1-day yield of 0.190%)[4]	1,705
TOTAL INVESTMENTS—96.7%
(Cost $822,638)		713,910
CASH AND OTHER ASSETS, LESS LIABILITIES—3.3%		24,280
TOTAL NET ASSETS—100.0%		$738,190

9

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2020 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$ —	$ 14,375	$ —	$ 14,375
Europe	8,605	335,788	—	344,393
Latin America	26,954	2,795	—	29,749
Middle East/Central Asia	—	7,509	—	7,509
North America	63,467	—	—	63,467
Pacific Basin	13,621	228,315	2,310	244,246
Preferred Stocks
Europe	—	2,212	—	2,212
Latin America	6,156	—	—	6,156
Pacific Basin	—	98	—	98
Short-Term Investments
Investment Company-Securities Lending Investment Fund	1,705	—	—	1,705
Total Investments in Securities	$120,508	$591,092	$2,310	$713,910
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a rollforward of the Fund’s Level 3 investments during the period ended April 30, 2020. Transfers into or out of Level 3 are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occured.
Valuation Description	Beginning Balance as of 11/01/2019 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Transfers Into Level 3 (000s)[h]	Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2020 (000s)	Unrealized Gain/(Loss) as of 04/30/2020 (000s)
Common Stocks	$—	$—	$ —	$—	$(1,632)	$1,919	$2,023	$—	$2,310	$287
Preferred Stocks	15	—	(15)	—	—	—	—	—	—	—
	$ 15	$—	$(15)	$—	$(1,632)	$1,919	$2,023	$—	$2,310	$287
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 04/30/2020 (000s)	Valuation Technique	Unobservable Input(s)	Input Value(s)
Investments in Securities
Common Stocks
Newcrest Mining Ltd. (Australia)	$ 2,310	Market Approach	Last Price Adjusted for Share Dilution Factor	AUD 27.72

*	Non-income producing security
1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At April 30, 2020, the aggregate value of these securities was $12,426 or 2% of net assets.
2	Depository receipts such as American Depostiory Receipts (ADRs), Global Depository Receipts (GDRs) and other country specific depository receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere.
3	All or a portion of this security was out on loan as of April 30, 2020.
4	Represents the investment of collateral received from securities lending activities
h	Transferred from Level 2 to Level 3 due to the unavailability of observable market data for pricing
x	Fair valued in accordance with Harbor Funds' Valuation Procedures.
AUD	Australian Dollar
The accompanying notes are an integral part of the Financial Statements.
10

Harbor Emerging Markets Equity Fund
Manager’s Commentary (Unaudited)

Subadviser
Oaktree Capital Management, L.P.
333 South Grand Avenue
28th Floor
Los Angeles, CA 90071
Portfolio Managers
Frank J. Carroll
Since 2013
Timothy D. Jensen
Since 2013
Janet L. Wang
Since 2020
Oaktree has subadvised the Fund since 2013.
Investment Objective
The Fund seeks long-term growth of capital.
Frank J. Carroll

Timothy D. Jensen

Janet L. Wang

Management’s Discussion of
Fund Performance
Market Review
Emerging markets equities generated a loss during the six months ended April 30, 2020. Performance was uneven during the period and markets experienced tremendous volatility. In mid-2019, we laid out a “wish list” of positive developments we hoped would materialize: a truce on the U.S.-China trade war, a continuation of the U.S. Federal Reserve (Fed) easing, higher levels of liquidity, and a weaker dollar.  The asset class performed well through the end of 2019, and we were very pleased when these factors played out favorably as we entered 2020.
In mid-January, the COVID-19 virus broke out in Wuhan, and China put the brakes on travel and the economy to contain the disease.  However, by late-February, global markets began to sell off as the virus spread globally. The rout accelerated in March as governments around the world enacted widespread lockdowns and social-distancing measures. These measures have created a deep global recession, and markets have priced in a weak earnings outlook along with plunging demand for oil and other commodities. Global equity and credit markets exhibited extraordinary levels of volatility during March, and central banks, led by the Fed, responded with aggressive and unprecedented measures to prevent a global financial crisis. Emerging markets rebounded in April after many nations announced plans to remove lockdowns, and progress was made on an antiviral drug.
Most regions and sectors within the Fund generated negative returns during the period. Brazil was the worst-performing market, driven by currency depreciation and commodity price weakness. China was the best performer, generating a positive return and outperforming developed markets, including the U.S. Although China was hit by the virus first, the implementation of draconian measures contained it, and officials moved ahead to restart the economy. Oil plunged after the Organization of the Petroleum Exporting Countries talks collapsed and a price war emerged between Russia and Saudi Arabia, even as global demand plunged due to virus-related shelter-in-place policies. Value names underperformed growth stocks by a wide margin. Value included an overrepresentation of Financials, Energy and other cyclicals, and these sectors are particularly vulnerable to recession. Emerging markets currencies struggled during the period, as foreign investors withdrew capital from local-currency fixed income markets once the virus hit. Currency weakness negatively affected our positions in Brazil, Russia and South Africa.
Performance
Harbor Emerging Markets Equity Fund returned -15.86% (Retirement Class), -15.93% (Institutional Class), -15.98% (Administrative Class), and -15.94% (Investor Class) for the six-month period ended April 30, 2020, compared to the -10.50% return of the MSCI Emerging Markets (ND) Index.
The Fund’s underperformance was driven by poor stock selection in a number of countries including Brazil, China, Korea, Mexico, Greece, South Africa and Russia. Our overweight allocation to Brazil also hurt relative performance. Stock selection in Thailand and India contributed positively. By sector, stock selection among Industrials, Consumer Discretionary, Consumer Staples and Financials detracted from relative performance, while stock selection among Materials had a positive effect. Our overweight exposure to Energy and Financials hurt relative performance, as did our underweights to Communication Services and Consumer Discretionary.
11

Harbor Emerging Markets Equity Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2020
	Unannualized	1 Year	Annualized
	6 Months		5 Years	Life of Fund
Harbor Emerging Markets Equity Fund
Retirement Class[1,2]	-15.86%	-15.01%	-0.69%	-0.44%
Institutional Class[1]	-15.93	-15.08	-0.75	-0.48
Administrative Class[1]	-15.98	-15.22	-0.73	-0.53
Investor Class[1]	-15.94	-15.33	-1.10	-0.84
Comparative Index
MSCI Emerging Markets (ND)[1]	-10.50%	-12.00%	-0.10%	0.62%
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratios were 0.93% (Net) and 1.22% (Gross) (Retirement Class); 1.01% (Net) and 1.30% (Gross) (Institutional Class); 1.26% (Net) and 1.55% (Gross) (Administrative Class); and 1.38% (Net) and 1.67% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2021. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
Outlook & Strategy
We took the COVID-19 outbreak very seriously in January and February as it spread in China and Asia, but we did not anticipate its rapid transmission to Europe and North America; nor did we anticipate the depth of the global economic slowdown. As bottom-up stock pickers, we normally welcome market volatility. Relative price movements create opportunities to rotate exposures in the Fund. We have been patiently redeploying capital as relative valuations shift. Higher quality companies moved towards the cheaper end of their historical ranges during March, which gave us the chance to invest in several companies which we previously considered too expensive. The Information Technology sector was hit hard, which allowed us to increase our exposure there by adding to existing positions and initiating several new ones. We also added to our Chinese internet exposure during March. We liquidated some positions, including several Energy and cyclical names and a few companies with leveraged balance sheets. The new economic environment altered our forecasts, and we wanted to focus our Energy and cyclical exposure on companies with the strongest balance sheets and most-defensible cash flows.
Several East Asian countries have strong public health systems and handled the first wave of the pandemic very well. Some other emerging market countries in Latin America, Europe, the Middle East and Africa were affected by the pandemic later and have weaker health systems. Several of these markets declined significantly in anticipation of a negative economic impact. Countries like Brazil experienced 50% corrections in the first quarter of 2020. We are patiently and selectively adding to some names given the magnitude of the pullback. India, like Brazil, is in the early stages of the virus impact. Traditionally a very expensive market, India indices pulled back over 30% during the first quarter of 2020. India has several large and dense population centers and a poor health system. As a result, we are more cautious about the development of the virus and its potential economic impact there, but we are closely tracking a few interesting investment opportunities.
We now expect the following:
•	Companies will take advantage of the virus to “kitchen sink” the first quarter of 2020 and blame the virus. “The deeper the V, the sharper the recovery” will be the rationale. Most sell-side consensus 2020 earnings estimates are stale; we expect significant further estimate cuts across developed and emerging markets after first-quarter earnings are released.
•	Given the virus-related shutdowns in developed economies, second quarter of 2020 expectations for exporters serving these markets have been or will be downgraded.
•	Governments will roll out stimulus programs as needed, including lower interest rates, incremental fixed-asset investment and income support. However, we do not expect China to implement a massive spending binge like it did after the Global Financial Crisis. Instead, we believe they will ramp up multiple smaller programs as needed.
•	Long-term trends we expect include more work-at-home, less business travel, more investment in public health, and more supply-chain diversification.
•	The advances in biotech have been remarkable. The virus was identified and sequenced months faster than SARS. Many companies are working on vaccines and treatments. We expect China will continue to support the development of a world-class biotech industry.
•	Now that the virus has gone global, we expect reduced international travel by Chinese tourists this year and consequently a down year for luxury goods consumption.
•	We do not seek markets to “hide in” at this stage. Our markets are pricing in a developed world recession, and the commodity and export sectors have been hit hard.

1	The “Life of Fund” return as shown reflects the period 11/01/2013 through 04/30/2020.
2	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
12

Harbor Emerging Markets Equity Fund
Manager’s Commentary—Continued

•	The Fed has been extremely aggressive in its efforts to stabilize U.S. credit markets. If U.S. credit stabilizes, emerging market credit should follow.
The Fund is overweight, Russia, Hong Kong and Brazil and is underweight China and Taiwan. China performed relatively well after containing the COVID-19 pandemic, thus we reduced some exposure and redeployed to other markets. We have no exposure to Turkey, Malaysia or Saudi Arabia. By sector, the Fund is overweight Information Technology, Materials and Financials, while underweight Communication Services, Consumer Discretionary, and Industrials.

This report contains the current opinions of Oaktree Capital Management, L.P. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
13

Harbor Emerging Markets Equity Fund
Portfolio of Investments—April 30, 2020 (Unaudited)

REGION BREAKDOWN (% of investments)
Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—96.1%
Shares		Value
AIRLINES—0.6%
60,773	Azul SA ADR (Brazil)*,1	$ 581
AUTOMOBILES—1.4%
916,000	Geely Automobile Holdings Ltd. (China)	1,425
BANKS—15.4%
757,096	Alpha Bank AE (Greece)*	553
264,816	Banco Bradesco SA ADR (Brazil)*,1	932
8,210,600	Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	1,493
662,000	China Construction Bank Corp. (China)	531
260,500	China Merchants Bank Co. Ltd. (China)	1,233
258,937	Grupo Financiero Banorte SAB de CV (Mexico)	709
63,732	Hana Financial Group Inc. (South Korea)	1,455
180,835	ICICI Bank Ltd. ADR (India)[1]	1,765
311,531	Itau Unibanco Holding SA ADR (Brazil)[1]	1,312
32,445	KB Financial Group Inc. (South Korea)	928
30,073	OTP Bank plc (Hungary)*	891
550,400	Ping An Bank Co. Ltd. (China)	1,074
230,515	Sberbank of Russia PJSC ADR (Russia)[1]	2,447
241,145	United Bank Ltd. (Pakistan)	160
		15,483
BEVERAGES—2.3%
407,570	Budweiser Brewing Co. Apac Ltd. (China)[2]	1,107
85,195	Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. (China)*	1,181
		2,288
CHEMICALS—1.9%
4,434	LG Chem Ltd. (South Korea)	1,378
21,668	Sociedad Quimica y Minera de Chile SA ADR (Chile)[1]	494
2,684,000	Tianhe Chemicals Group Ltd. (China)*,2	— [x]
		1,872
CONSTRUCTION & ENGINEERING—1.1%
1,792,000	China Railway Group Ltd. (China)	1,071
CONSTRUCTION MATERIALS—5.0%
228,500	Anhui Conch Cement Co. Ltd. (China)	1,802
455,479	Cemex SAB de CV ADR (Mexico)[1]	966
COMMON STOCKS—Continued
Shares		Value
CONSTRUCTION MATERIALS—Continued
2,342,700	Semen Indonesia Persero TBK PT (Indonesia)	$ 1,243
22,870	UltraTech Cement Ltd. (India)	1,064
		5,075
DIVERSIFIED CONSUMER SERVICES—1.9%
66,826	Afya Ltd. (Brazil)*	1,453
481,650	Cogna Educacao (Brazil)	490
		1,943
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.0%
200,797	Hangzhou Hikvision Digital Technology Co. Ltd. (China)	901
3,000	Largan Precision Co. Ltd. (Taiwan)*	409
12,100	Murata Manufacturing Co. Ltd. (Japan)	682
		1,992
FOOD & STAPLES RETAILING—0.9%
158,209	ShopRite Holdings Ltd. (South Africa)	916
FOOD PRODUCTS—3.7%
2,998,700	Charoen Pokphand Foods PCL (Thailand)	2,484
1,681,000	Want Want China Holdings Ltd. (China)	1,198
		3,682
HOTELS, RESTAURANTS & LEISURE—1.9%
291,000	Galaxy Entertainment Group Ltd. (China)*	1,872
HOUSEHOLD DURABLES—0.8%
311,992	Suofeiya Home Collection Co. Ltd. (China)	822
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—0.9%
1,821,100	China Longyuan Power Group Corp. Ltd. (China)	910
INSURANCE—7.4%
253,600	AIA Group Ltd. (Hong Kong)	2,327
220,600	China Pacific Insurance Group Co. Ltd. (China)	730
106,623	ICICI Prudential Life Insurance Co. Ltd. (India)[2]	580
377,000	Ping An Insurance Group Co. of China Ltd. (China)	3,836
		7,473

14

Harbor Emerging Markets Equity Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
INTERACTIVE MEDIA & SERVICES—6.1%
13,777	Baidu Inc. ADR (China)*,1	$ 1,391
90,700	Tencent Holdings Ltd. (China)	4,768
		6,159
INTERNET & DIRECT MARKETING RETAIL—4.2%
103,000	Alibaba Group Holding Ltd. (China)*	2,614
4,045	Alibaba Group Holding Ltd. ADR (China)*,1	820
1,400	MercadoLibre Inc. (Argentina)*	817
		4,251
LEISURE PRODUCTS—0.3%
51,086	Giant Manufacturing Co. Ltd. (Taiwan)	301
LIFE SCIENCES TOOLS & SERVICES—4.0%
95,199	Hangzhou Tigermed Consulting Co. Ltd. (China)	1,020
197,069	Pharmaron Beijing Co. Ltd. (China)	1,550
100,825	WuXi AppTec Co. Ltd. (China)[2]	1,422
		3,992
METALS & MINING—3.9%
111,507	AngloGold Ashanti Ltd. ADR (South Africa)[1]	2,720
36,648	MMC Norilsk Nickel PJSC ADR (Russia)[1]	1,016
1,188,800	MMG Ltd. (China)*	206
		3,942
OIL, GAS & CONSUMABLE FUELS—8.2%
7,214	CNOOC Ltd. ADR (China)[1]	811
32,504	Lukoil PJSC ADR (Russia)[1]	2,120
202,826	Petroleo Brasileiro SA ADR (Brazil)*,1	1,388
199,713	Reliance Industries Ltd. (India)	3,878
		8,197
COMMON STOCKS—Continued
Shares		Value
PHARMACEUTICALS—0.5%
110,008	Glenmark Pharmaceuticals Ltd. (India)	$ 487
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.8%
442,000	Shimao Property Holdings Ltd. (China)	1,797
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—13.4%
755,000	Ase Technology Holding Co. (Taiwan)*	1,682
183,000	MediaTek Inc. (Taiwan)*	2,527
36,250	SK Hynix Inc. (South Korea)	2,494
127,179	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)[1]	6,757
		13,460
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—6.5%
158,642	Samsung Electronics Co. Ltd. (South Korea)	6,523
TOTAL COMMON STOCKS
(Cost $96,086)		96,514
TOTAL INVESTMENTS—96.1%
(Cost $96,086)		96,514
CASH AND OTHER ASSETS, LESS LIABILITIES—3.9%		3,932
TOTAL NET ASSETS—100.0%		$100,446

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2020 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$ 2,720	$ 916	$—	$ 3,636
Europe	—	7,027	—	7,027
Latin America	8,652	490	—	9,142
Middle East/Central Asia	2,345	5,589	—	7,934
Pacific Basin	12,263	56,512	—	68,775
Total Investments in Securities	$25,980	$70,534	$—	$96,514
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
15

Harbor Emerging Markets Equity Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS—Continued
The following is a rollforward of the Fund’s Level 3 investments during the period ended April 30, 2020.
Valuation Description	Beginning Balance as of 11/01/2019 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Transfers Into Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2020 (000s)	Unrealized Gain/(Loss) as of 04/30/2020 (000s)
Common Stocks	$—	$—	$—	$—	$—	$—	$—	$—	$—	$(512)
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 04/30/2020 (000s)	Valuation Technique	Unobservable Input(s)	Input Value(s)
Investments in Securities
Common Stocks
Tianhe Chemicals Group Ltd. (China)*,2	$—	Market Approach	Estimated Recovery Value	HKD 0.00

*	Non-income producing security
1	Depository receipts such as American Depostiory Receipts (ADRs), Global Depository Receipts (GDRs) and other country specific depository receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere.
2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At April 30, 2020, the aggregate value of these securities was $3,109 or 3% of net assets.
x	Fair valued in accordance with Harbor Funds' Valuation Procedures.
HKD	Hong Kong Dollar
The accompanying notes are an integral part of the Financial Statements.
16

Harbor Focused International Fund
Manager’s Commentary (Unaudited)

Subadviser
Comgest Asset Management International Limited
46 St. Stephen’s Green
Dublin 2
Ireland
Portfolio Managers
Laure Négiar, CFA
Since 2019
Zak Smerczak, CFA
Since 2019
Alexandre Narboni
Since 2019
Richard Mercado, CFA
Since 2019
Comgest Asset Management International Limited has subadvised the Fund since 2019.
Investment Objective
The Fund seeks long-term growth of capital.
Laure Négiar, CFA

Zak Smerczak, CFA

Alexandre Narboni

Richard Mercado, CFA

Management’s Discussion of
Fund Performance
Market Review
Over the six-month period ending April 30, 2020, financial markets experienced one of their most volatile episodes in history. International equity markets were not immune from the broad impacts, both socially and economically, of the COVID-19 pandemic. Between February 19 and March 19, international markets collapsed by 31.51% in U.S. Dollars (as shown by the MSCI All Country World Ex. U.S. Index), a move not seen since the 1980’s. The MSCI All Country World Ex. U.S. Index ultimately finished the six-month period under review down 13.75%.
It is potentially more illustrative to separate the six-month period into the three months prior to markets being impacted by COVID-19 and the three months during which the full force of social lockdowns were absorbed. The first three months were relatively benign, with International markets finishing the November 1 – January 31 period up 1.80%. The next three months saw a far different story, with markets dropping 15.27% on concerns around the economic impacts from synchronized social lockdowns.
The confinement measures implemented globally were unprecedented, with nearly three billion people around the world estimated to be in some form of lockdown during the past six months. The full extent of the impacts to corporate balance sheets, business models, supply chains and consumer trends remain uncertain and will only become clearer with time. Governments globally are responding with various attempts to stimulate their economies, offering a band-aid of sorts for households to remain liquid while the lockdown measures persist.
Performance
Harbor Focused International Fund returned -5.25% (Retirement Class), -5.30% (Institutional Class) and -5.41% (Investor Class) while the MSCI All Country World Ex. U.S. (ND) returned -13.22% during the six-month period ended April 30. The Fund continued to reflect our assessment of the highest quality, growth companies best positioned to weather uncertainty. In our view, companies held in the Fund have strong competitive advantages, structural growth drivers, good corporate cultures and robust balance sheets. We believe many of our holdings will emerge even stronger as they take share from their weaker and indebted competitors and that these characteristics have been, and should continue to be, favored by the market amidst the uncertain outlook. In our view, Fund portfolio companies are well-positioned to defend and grow their market share, meaning strong earnings growth should follow when normalcy resumes.
The performance of the Fund has been more resilient and less volatile than the markets during the period under review. The Fund performed better than the benchmark in all regions, with strong outperformance in Europe and the emerging markets. Performance was aided by an overweight to Health Care and underexposure to sectors that are typically less visible and of lower quality, including Energy, Materials and Financials. Stock selection within most sectors was also a meaningful contributor to outperformance. Among the Fund’s top contributors were Roche – one of the world’s largest pharmaceutical companies, Japanese company Hamamatsu Photonics – a leading manufacturer of high-tech components and Pan Pacific International Holdings – a Japanese discount retailer. Perhaps unsurprisingly, Amadeus, a leading platform that facilitates travel-related bookings, was the largest detractor given its ties to the travel and hospitality industry.
The Fund’s largest sector overweights remain Consumer Staples and Information Technology. The largest underweights remain the Financials and Energy sectors. Our views on the relative attractiveness, or lack thereof, in these sectors remain unchanged. We continue to believe that the Fund’s Consumer Staples holdings are excellent earnings compounders and believe
17

Harbor Focused International Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2020
	Unannualized	1 Year	5 Years	Unannualized
	6 Months			Life of Fund
Harbor Focused International Fund
Retirement Class[1]	-5.25%	N/A	N/A	2.14%
Institutional Class[1]	-5.30	N/A	N/A	2.09
Investor Class[1]	-5.41	N/A	N/A	1.78
Comparative Index
MSCI All Country World Ex. U.S. (ND)[1]	-13.22%	N/A	N/A	-6.49%
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratios were 0.77% (Net) and 1.11% (Gross) (Retirement Class); 0.85% (Net) and 1.19% (Gross) (Institutional Class); 1.10% (Net) and 1.44% (Gross) (Administrative Class); 1.22% (Net) and 1.56% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2021. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
the durability of their earnings remains paramount. Fund exposures within Information Technology are focused on strong business models with platform or network characteristics. We believe these companies will improve their competitive positions while benefiting from strong secular tailwinds. E-commerce and online gaming are an area that should benefit from the ongoing changes to daily life in confinement. We remain underweight the Financials sector, focusing Fund exposure on life insurance companies in emerging markets and more recently, a mortgage company in India. We hold zero exposure to the Energy sector and limited exposure to the Materials sector, as we continue to lack conviction in the specific business models offered there. The unpredictability of oil prices and oil supply and demand was on full display during the period under review, reinforcing our thesis that the Energy sector lacks the visibility we prefer.
Outlook & Strategy
The ongoing impacts of the coronavirus on financial markets has made areas of the market appear cheaper; however, the reporting of earnings will ultimately determine the true attractiveness of these opportunities. There is a high level of uncertainty at the market level which confirms the importance of conviction at the stock-specific level. We believe that companies with structurally advantaged business models, sound competitive positions and solid balance sheets can be resilient to uncertain macroeconomic conditions and may even emerge from uncertainty with stronger competitive positions.
At Comgest, we endeavor to deeply study such companies from a bottom-up perspective. This often means following the fundamentals of specific stocks for years before an opportunity arises to purchase a long-term compounder at an attractive valuation. We will continue to follow such companies closely and aim to opportunistically capitalize on uncertainty so that the Fund remains comprised of what we assess to be quality growth companies capable of delivering attractive long-term returns.

1	The “Life of Fund” return as shown reflects the period 06/01/2019 through 04/30/2020.
This report contains the current opinions of Comgest Asset Management International Limited as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
18

Harbor Focused International Fund
Portfolio of Investments—April 30, 2020 (Unaudited)

REGION BREAKDOWN (% of investments)
Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—93.3%
Shares		Value
AEROSPACE & DEFENSE—1.2%
2,470	MTU Aero Engines AG (Germany)*	$ 336
BEVERAGES—7.8%
8,915	Heineken NV (Netherlands)	759
3,436	Kweichow Moutai Co. Ltd. Class A (China)	612
5,068	Pernod Ricard SA (France)	774
		2,145
BUILDING PRODUCTS—2.0%
4,300	Daikin Industries Ltd. (Japan)	552
CHEMICALS—3.0%
7,400	Shin-Etsu Chemical Co. Ltd. (Japan)	816
ELECTRICAL EQUIPMENT—2.0%
9,600	Nidec Corp. (Japan)	559
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—5.2%
17,500	Hamamatsu Photonics KK (Japan)	765
1,900	Keyence Corp. (Japan)	678
		1,443
ENTERTAINMENT—2.4%
1,942	NetEase Inc. ADR (China)*,1	670
FOOD PRODUCTS—4.4%
294,138	Inner Mongolia Yili Industrial Group Co. Ltd. Class A (China)	1,206
HEALTH CARE EQUIPMENT & SUPPLIES—6.3%
12,800	Hoya Corp. (Japan)	1,167
741	Straumann Holding AG (Switzerland)	564
		1,731
INSURANCE—8.6%
92,345	AIA Group Ltd. (Hong Kong)	848
151,266	Ping An Insurance Group Co. of China Ltd. (China)	1,539
		2,387
COMMON STOCKS—Continued
Shares		Value
INTERACTIVE MEDIA & SERVICES—5.5%
8,811	Autohome Inc. ADR Class A (China)[1]	$ 724
15,308	Tencent Holdings Ltd. (China)	804
		1,528
INTERNET & DIRECT MARKETING RETAIL—2.4%
3,284	Alibaba Group Holding Ltd. ADR (China)*,1	666
IT SERVICES—2.7%
15,800	Amadeus IT Group SA Class A (Spain)	754
MULTILINE RETAIL—2.5%
35,300	Pan Pacific International Holdings Corp. (Japan)	684
PERSONAL PRODUCTS—7.5%
4,291	L'Oreal SA (France)	1,247
15,996	Unilever plc (United Kingdom)	824
		2,071
PHARMACEUTICALS—7.5%
10,124	Novo Nordisk AS (Denmark)	646
4,129	Roche Holding AG (Switzerland)	1,430
		2,076
PROFESSIONAL SERVICES—3.2%
29,407	Experian plc (United Kingdom)	883
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.2%
16,566	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)[1]	880
SOFTWARE—4.1%
9,545	SAP SE (Germany)	1,137
SPECIALTY RETAIL—6.7%
1,600	Fast Retailing Co. Ltd. (Japan)	759
5,600	Hikari Tsushin Inc. (Japan)	1,084
		1,843

19

Harbor Focused International Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
TEXTILES, APPAREL & LUXURY GOODS—3.5%
6,052	EssilorLuxottica SA (France)	$ 752
570	LVMH Moet Hennessy Louis Vuitton SE (France)	220
		972
THRIFTS & MORTGAGE FINANCE—1.6%
17,885	Housing Development Finance Corp. Ltd. (India)	452
TOTAL COMMON STOCKS
(Cost $25,729)		25,791
TOTAL INVESTMENTS—93.3%
(Cost $25,729)		25,791
CASH AND OTHER ASSETS, LESS LIABILITIES—6.7%		1,839
TOTAL NET ASSETS—100.0%		$27,630
FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2020 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$ —	$10,326	$—	$10,326
Middle East/Central Asia	—	452	—	452
Pacific Basin	2,940	12,073	—	15,013
Total Investments in Securities	$2,940	$22,851	$—	$25,791
There were no Level 3 investments at April 30, 2020 or October 31, 2019.
For more information on valuation inputs and their aggregation into the levels in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	Depository receipts such as American Depostiory Receipts (ADRs), Global Depository Receipts (GDRs) and other country specific depository receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere.
The accompanying notes are an integral part of the Financial Statements.
20

Harbor Global Leaders Fund
Manager’s Commentary (Unaudited)

Subadviser
Sands Capital Management, LLC
1000 Wilson Boulevard
Suite 3000
Arlington, VA 22209
Portfolio Managers
Sunil H. Thakor, CFA
Since 2017
Michael F. Raab, CFA
Since 2019
Sands Capital has subadvised the Fund since 2017.
Investment Objective
The Fund seeks long-term growth of capital.
Sunil H. Thakor, CFA

Michael F. Raab, CFA

Management’s Discussion of
Fund Performance
Market Review
Global equities, as measured by the MSCI All Country World (ND) Index, traded lower during the six-month period, as the COVID-19 crisis erased the market’s strong 2019 momentum. The market ended 2019 on a high note, with global equities posting their best year since 2009, bolstered by dovish central bank positioning, improving U.S. trade policy, and Brexit progress. The environment shifted with the turning of the calendar as the COVID-19 pandemic swept the globe. Equity market volatility surpassed levels seen in 2008, and most countries adopted social distancing measures to slow the virus’s spread, which in turn resulted in contracting economic activity. All regions declined, led lower by Latin America. From a sector perspective, Information Technology and Health Care were relative bright spots, positively contributing to the index’s return. Energy was the largest sector detractor as oil prices collapsed, followed by Financials, given extreme easing measures by global central banks.
Performance
Over the six-month period ending April 30, 2020, Harbor Global Leaders Fund returned -2.39 (Retirement Class), -2.45% (Institutional Class), -2.57% (Administrative Class), and -2.64% (Investor Class) versus the -7.68% return for the MSCI All Country World (ND) Index. The Fund’s excess return for the period was driven largely by security selection, as well as by positive allocation and currency effects. Developed Asia was the top regional contributor to relative results, while Emerging Asia was the sole regional detractor. From a sector perspective, Financials and Information Technology contributed most to relative results, while Communication Services and Consumer Discretionary were the top relative detractors.
On an absolute basis, the largest individual contributors to the Fund’s investment results were Adobe, Microsoft, Keyence, Sea, and MonotaRO.
Sea’s business continues to track our long-term investment case. Its stock was bolstered during the period as its core gaming and ecommerce businesses delivered strong results and were relatively unaffected by the social distancing measures spurred by the COVID-19 outbreak. If anything, the gaming business was likely a marginal beneficiary, given the additional free time to play online/mobile games. Garena (gaming) revenues grew 167 percent in 2019, largely driven by its self-developed hit game Free Fire. We believe growth will normalize in the mid-to-high teens going forward, with upside potential from other self-developed and/or partnered games. Shopee (ecommerce) continues to cement its leadership across Southeast Asia, with quarterly gross merchandise volume of $5.6 billion (up 65% year-over-year), 70% customer retention, and positive monetization trends. Driven by very strong business momentum, robust cash flow, and a healthy balance sheet, Shopee is now increasingly pressuring competitors and further expanding its market share in key markets. Importantly, we believe Shopee’s revenue will account for nearly half of Sea’s total in 2020, which we believe will continue to de-risk the overall business, given the relatively volatile nature of gaming revenue. The secular shift from brick-and-mortar to ecommerce retailing continues and may actually accelerate coming out of this COVID-19 crisis, benefiting Sea’s ecommerce business over the long-run.
The largest absolute individual detractors from investment results were Safran, HDFC Bank, TransDigm, Live Nation, and Bank Central Asia.
HDFC Bank is India’s largest private-sector bank, with a customer base of approximately 40 million. Shares sold off during the period amid the COVID-19 outbreak. The disruptions created by the pandemic and high degree of uncertainty on its trajectory poses a unique challenge, in our view, for HDFC Bank given its role as a key financial intermediary. We expect more near-term pressure as infection rates peak and as forced liquidations/redemptions
21

Harbor Global Leaders Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2020
	Unannualized	1 Year	Annualized
	6 Months		5 Years	10 Years
Harbor Global Leaders Fund
Retirement Class[1]	-2.39%	3.35%	9.57%	11.73%
Institutional Class	-2.45	3.26	9.50	11.69
Administrative Class	-2.57	3.00	9.23	11.42
Investor Class	-2.64	2.86	9.10	11.28
Comparative Index
MSCI All Country World (ND)	-7.68%	-4.96%	4.37%	6.94%
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratios were 0.78% (Net) and 0.92% (Gross) (Retirement Class); 0.86% (Net) and 1.00% (Institutional Class); 1.11% (Net) and 1.25% (Gross) (Administrative Class); and 1.23% (Net) and 1.37% (Gross) (Investor Class). The Adviser has contractually agreed to waive 0.05% of its management fee and to limit the Total Annual Fund Operating Expenses, excluding interest expense (if any), effective through 02/28/2021.  The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
lead to indiscriminate selling of Indian stocks. Specific to HDFC Bank, we are monitoring the 10 to 15 percent of its loan book consisting of unsecured loans to micro/small/medium enterprises and non-salaried customers. However, we believe the bank has ample capacity to absorb losses even in a scenario where a third of these customers default with no recovery. Importantly, the remainder of the unsecured loan book is to prime salaried employees, most of whom we expect to keep their jobs amid the government-mandated lockdown. In our view, the bank’s balance sheet remains well capitalized and sufficiently liquid, given its strong funding franchise and direct access to central bank funds. While the short term will be challenging, our view on HDFC Bank’s long-term growth drivers and earnings potential remains intact.
Outlook & Strategy
During the period, there was very little transaction activity or repositioning in the Fund, and, on a relative basis, investment results have remained strong. These two points together reflect what we believe is the underlying durability and quality of the franchises in which the Fund invests. To us, these points serve as a testament to the power of Sands Capital’s investment criteria to simultaneously serve as a wealth-creation tool as well as an effective risk-mitigation tool. This dual nature of our criteria illustrates the “with prudence” part of our mission.
The market remains highly volatile, as it attempts to make sense of rapidly changing information. In our view, transactions during this time tend to add little value. For now, our recipe is to sit tight, double-check any known vulnerabilities, and look for any blind spots. Once we see signposts of a path forward—which in this case may be the second derivative of the number of new cases—we will begin leaning into relative weakness and executing on our shopping list.
Below is what we shared with clients in the depths of the Great Financial Crisis in 2008, which we believe still rings true today:
History suggests that stock market recoveries occur well before economic recoveries. As we like to say at Sands Capital, you have to “be there,” not “getting there.” In other words, investors need to be positioned in the right companies before the market turns, not after. Having adhered assiduously to our investment philosophy and strategy, we believe our clients are already “there” and uniquely positioned to benefit from this recovery.
The market at this moment is gripped by fear, panic, and severe risk aversion. This too shall pass. Looking forward, we believe that patience will be rewarded—and so too will our concentrated portfolio of high-quality growth businesses.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Sands Capital Management, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
22

Harbor Global Leaders Fund
Portfolio of Investments—April 30, 2020 (Unaudited)

REGION BREAKDOWN (% of investments)
Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—98.4%
Shares		Value
AEROSPACE & DEFENSE—4.7%
23,613	Safran SA (France)	$ 2,195
8,686	TransDigm Group Inc. (United States)*	3,154
		5,349
AUTO COMPONENTS—2.0%
33,613	Aptiv plc (United States)	2,338
BANKS—4.3%
1,055,000	Bank Central Asia TBK PT (Indonesia)	1,828
71,420	HDFC Bank Ltd. ADR (India)[1]	3,096
		4,924
BIOTECHNOLOGY—3.7%
21,294	CSL Ltd. (Australia)	4,244
CAPITAL MARKETS—4.3%
34,338	Intercontinental Exchange Inc. (United States)	3,071
7,765	Moody's Corp. (United States)	1,894
		4,965
COMMERCIAL SERVICES & SUPPLIES—2.7%
517,151	Rentokil Initial plc (United Kingdom)	3,077
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—3.9%
12,560	Keyence Corp. (Japan)	4,484
ENTERTAINMENT—3.8%
36,696	Live Nation Entertainment Inc. (United States)*	1,646
48,466	Sea Ltd. ADR (Singapore)*,1	2,694
		4,340
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—2.9%
4,888	Equinix Inc. (United States)	3,300
FOOD & STAPLES RETAILING—3.7%
152,200	Alimentation Couche-Tard Inc. (Canada)	4,247
HEALTH CARE EQUIPMENT & SUPPLIES—3.1%
95,134	Boston Scientific Corp. (United States)*	3,566
HEALTH CARE PROVIDERS & SERVICES—2.5%
9,754	UnitedHealth Group Inc. (United States)	2,853
INDUSTRIAL CONGLOMERATES—3.2%
10,790	Roper Technologies Inc. (United States)	3,680
COMMON STOCKS—Continued
Shares		Value
INSURANCE—3.7%
464,500	AIA Group Ltd. (Hong Kong)	$ 4,263
INTERACTIVE MEDIA & SERVICES—1.2%
214,873	Rightmove plc (United Kingdom)	1,343
IT SERVICES—4.2%
26,867	Visa Inc. (United States)	4,802
LIFE SCIENCES TOOLS & SERVICES—5.3%
22,456	Iqvia Holdings Inc. (United States)*	3,202
6,620	Lonza Group AG (Switzerland)	2,891
		6,093
MEDIA—2.9%
6,799	Charter Communications Inc. (United States)*	3,367
MULTILINE RETAIL—4.3%
17,558	Dollar General Corp. (United States)	3,078
93,600	Pan Pacific International Holdings Corp. (Japan)	1,813
		4,891
PHARMACEUTICALS—3.7%
32,704	Zoetis Inc. (United States)	4,229
PROFESSIONAL SERVICES—4.7%
97,250	Recruit Holdings Co. Ltd. (Japan)	2,837
16,665	Verisk Analytics Inc. (United States)	2,547
		5,384
ROAD & RAIL—1.4%
9,685	Union Pacific Corp. (United States)	1,548
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—6.0%
53,211	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)[1]	2,827
34,874	Texas Instruments Inc. (United States)	4,048
		6,875
SOFTWARE—12.5%
8,074	Adobe Inc. (United States)*	2,855
12,422	Dassault Systemes SE (France)	1,819
13,546	Intuit Inc. (United States)	3,655

23

Harbor Global Leaders Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
SOFTWARE—Continued
20,704	Microsoft Corp. (United States)	$ 3,710
17,306	Temenos AG (Switzerland)*	2,243
		14,282
SPECIALTY RETAIL—1.7%
21,010	Ross Stores Inc. (United States)	1,919
TRADING COMPANIES & DISTRIBUTORS—2.0%
71,600	Monotaro Co. Ltd. (Japan)	2,301
TOTAL COMMON STOCKS
(Cost $100,495)		112,664
TOTAL INVESTMENTS—98.4%
(Cost $100,495)		112,664
CASH AND OTHER ASSETS, LESS LIABILITIES—1.6%		1,809
TOTAL NET ASSETS—100.0%		$114,473
FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2020 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$ —	$13,568	$—	$ 13,568
Middle East/Central Asia	3,096	—	—	3,096
North America	68,709	—	—	68,709
Pacific Basin	5,521	21,770	—	27,291
Total Investments in Securities	$77,326	$35,338	$—	$112,664
There were no Level 3 investments at April 30, 2020 or October 31, 2019.
For more information on valuation inputs and their aggregation into the levels in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	Depository receipts such as American Depostiory Receipts (ADRs), Global Depository Receipts (GDRs) and other country specific depository receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere.
The accompanying notes are an integral part of the Financial Statements.
24

Harbor International Fund
Manager’s Commentary (Unaudited)

Subadviser
Marathon Asset Management LLP
Orion House
5 Upper St. Martin’s Lane
London, WC2H 9EA
England
Portfolio Managers
Neil M. Ostrer
Since 2018
Charles Carter
Since 2018
Nick Longhurst
Since 2018
William J. Arah
Since 2018
Simon Somerville
Since 2018
Michael Nickson, CFA
Since 2018
Michael Godfrey, CFA
Since 2018
David Cull, CFA
Since 2018
Marathon Asset Management LLP (operating as Marathon-London in the U.S.) has subadvised the Fund since 2018.
Investment Objective
The Fund seeks long-term total return, principally from growth of capital.
Management’s Discussion of
Fund Performance
MARKET REVIEW
Market enthusiasm for what appeared to be easing trade tensions between the U.S. and China towards the end of 2019 drifted deep into memory as the onslaught of the novel coronavirus epidemic began to take center stage and rock the foundations of societies, economies and equity markets across the world during the first quarter of 2020. The pandemic outbreak and countermeasures to contain COVID-19 triggered panic among investors, which in turn instigated a dramatic equity market sell-off. Subsequently investor nerves began to calm, with equity markets reversing course dramatically, following an unprecedented level of monetary and fiscal response measures globally.
During the downturn, there were significant divergences in various countries’ equity markets’ performance across the world, largely attributable to differing levels of social and economic impact and differing governments’ social, monetary and fiscal policy responses to the outbreak. This led to an abnormal level of influence of country allocation to the Fund’s relative performance. In addition, positioning relative to the index in sectors caught in the crosshairs of the outbreak (such as Travel and Leisure, Financials, cyclical industries that are correlated with business cycles) or those perceived as more insulated from the outbreak (such as Health Care, Information Technology, and Consumer Staples) was also an abnormally large ‘swing factor’. While past performance is not a guarantee of future results, history suggests that this performance divergence dissipates over time towards longer-term trends and that more idiosyncratic considerations at the stock-specific level will determine the long-term success of an investment.
Given these turbulent times the MSCI EAFE (ND) Index entered bear market territory and returned -14.21% (U.S. Dollar) over the six-month period ended April 30th. On a regional basis, the developed Asian ex-Japan markets collectively (Australia, Hong Kong, Singapore and New Zealand), which constituted 11.85% of the Index on average over the period, led the broad equity market downturn during the six-month period returning -16.93% (U.S. Dollar within the MSCI EAFE (ND) Index), with European markets following behind returning -15.47% (U.S. Dollar) and averaging 62.52% of the MSCI EAFE (ND) Index. The Japanese component of the MSCI EAFE (ND) Index, which averaged 25.04% over the period, was also in negative territory, returning -9.97% (U.S. Dollar).
PERFORMANCE
Harbor International Fund underperformed the MSCI EAFE (ND) Index over the six-month period ended April 30, 2020, returning -15.23% (Retirement Class), -15.26% (Institutional Class), -15.38% (Administrative Class) and -15.42% (Investor Class) while the Index returned -14.21%. A positive contribution came from the Fund’s regional allocation exposure; however, this was more than offset by the negative influence from stock selection and de minimis currency effect. More specifically stock selection within Europe, most notably the U.K. (and the overweight exposure to this market), was one of the strongest negative contributing factors to relative performance of the Fund over the period. Stock selection in Japan also contributed negatively. Conversely the regional allocation within the developed Asian ex-Japan markets, most notably the underweight allocation to Australia (averaging 2.84% of the Fund versus a MSCI EAFE (ND) Index average allocation of 6.68% over the period), contributed positively to the relative returns of the Fund. Additionally, the Fund’s limited out-of-benchmark allocation to emerging markets (averaging 6.16% of the Fund over the reporting period) contributed positively to the relative returns.
From a sector standpoint, the Fund’s aggregate underweight exposure to the Financials sector (which underperformed the overall MSCI EAFE (ND) Index return over the period) contributed positively to relative returns. Similarly, the Fund’s underweight exposure to the Real Estate sector (which also underperformed relative to the MSCI EAFE (ND) Index) contributed positively. Stock selection in the Health Care sector was also a positive contributor to the relative performance of the Fund (although this was outweighed by the Fund’s aggregate underweight exposure to the sector). Conversely, stock selection in the Communication Services and Materials sectors weighed on relative returns of the Fund.

25

Harbor International Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2020
	Unannualized	1 Year	Annualized
	6 Months		5 Years	10 Years
Harbor International Fund
Retirement Class[1]	-15.23%	-13.00%	-2.86%	2.39%
Institutional Class	-15.26	-13.08	-2.92	2.36
Administrative Class	-15.38	-13.30	-3.16	2.10
Investor Class	-15.42	-13.40	-3.28	1.98
Comparative Index
MSCI EAFE (ND)	-14.21%	-11.34%	-0.17%	3.55%
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratios were 0.69% (Net) and 0.80% (Gross) (Retirement Class); 0.77% (Net) and 0.88% (Gross) (Institutional Class); 1.02% (Net) and 1.13% (Gross) (Administrative Class); and 1.14% (Net) and 1.25% (Gross) (Investor Class). The management fee rate is 0.75% on assets up to $12 billion and 0.65% on assets in excess of $12 billion.  The net expense ratios reflect a contractual management fee waiver effective through 02/28/2021. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
At the stock level, and within Europe most notably, Health Care stocks were a positive feature, particularly Coloplast and Novo Nordisk in Denmark, as well as Roche in Switzerland. Updated full year guidance from Coloplast reflected the business’s stable growth profile in the face of the global pandemic, while pharmaceutical company Novo Nordisk was a positive contributor given its stable earnings profile. Roche boosted relative returns as it benefitted from news that it had developed a faster COVID-19 test and the possible application of its anti-inflammation drug Actemra for coronavirus patients. HelloFresh, the German meal-kit provider, announced better-than-expected earnings during 2019, as well as accelerating first quarter sales and profits for 2020 as increased demand for home cooking caused the stock price to surge. At the other end of the performance tables, not owning certain mega-cap defensive names such as Nestlé, the Swiss food producer, and Swiss pharmaceutical company Novartis (which was sold from the Fund toward the end of 2019), contributed negatively to results. CNH Industrial, one of the world’s leaders in agricultural machinery, was also a weak performer during the period as shares fell following a profit warning, blaming weak demand from the U.S. CNH subsequently suspended most of its assembly operations in March due to the pandemic and the CEO stepped down.
OUTLOOK & STRATEGY
Times like now can test resolve; however, our focus remains committed to the implementation of our bottom-up analytical efforts within the capital cycle investment framework and, therefore, seeking to invest in companies that exhibit favorable supply side dynamics with management teams that have a track record of allocating capital efficiently. Developments over the last few months should highlight the shortfalls of spending too much energy on forecasted outlooks; our portfolio managers are not looking to become epidemiologists or react to market volatility. Rather they continue to focus on and trust the longstanding investment process that they have been committed to in our 30 plus year history.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Marathon Asset Management LLP as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
26

Harbor International Fund
Portfolio of Investments—April 30, 2020 (Unaudited)

REGION BREAKDOWN (% of investments)
Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—98.0%
Shares		Value
AEROSPACE & DEFENSE—1.3%
259,662	Airbus SE (France)*	$ 16,441
2,933,403	BAE Systems plc (United Kingdom)	18,710
2,342,529	Rolls-Royce Holdings plc (United Kingdom)*	9,696
116,262	Thales SA (France)	8,805
		53,652
AIR FREIGHT & LOGISTICS—0.2%
221,474	Oesterreichische Post AG (Austria)	8,346
AIRLINES—0.2%
1,067,179	EasyJet plc (United Kingdom)	8,084
AUTO COMPONENTS—0.9%
434,800	Bridgestone Corp. (Japan)	13,534
1,594,513	Gestamp Automocion SA (Spain)[1]	3,993
789,896	GUD Holdings Ltd. (Australia)	4,689
115,472	Hankook Tire & Technology Co. Ltd. (South Korea)	2,026
139,100	Koito Manufacturing Co. Ltd. (Japan)	5,239
359,500	Sumitomo Electric Industries Ltd. (Japan)	3,699
107,500	Toyota Industries Corp. (Japan)	5,411
		38,591
AUTOMOBILES—1.4%
3,917,264	Baic Motor Corp. Ltd. (China)[1]	1,714
259,603	Bayerische Motoren Werke AG (Germany)	15,271
55,852	Hyundai Motor Co. (South Korea)	4,317
629,200	Toyota Motor Corp. (Japan)[2]	38,901
		60,203
BANKS—5.2%
1,164,403	Axis Bank Ltd. (India)	6,790
786,200	Bangkok Bank PCL (Thailand)	2,499
3,261,733	Bank of Ireland Group plc (Ireland)*	6,693
5,368,850	Bankia SA (Spain)	5,463
14,355,518	Barclays plc (United Kingdom)	19,169
625,435	BNP Paribas SA (France)	19,649
COMMON STOCKS—Continued
Shares		Value
BANKS—Continued
335,208	Close Brothers Group plc (United Kingdom)	$ 4,597
195,299	Danske Bank AS (Denmark)	2,319
666,458	DNB ASA (Norway)	8,069
244,400	Fukuoka Financial Group Inc. (Japan)	3,492
160,226	Hana Financial Group Inc. (South Korea)	3,658
2,080,031	HSBC Holdings plc (Hong Kong)	10,732
2,365,411	Intesa Sanpaolo SpA (Italy)*	3,693
1,840,800	Kasikornbank PCL (Thailand)	4,837
33,857,573	Lloyds Banking Group plc (United Kingdom)	13,699
484,393	Nordea Bank ABP (Sweden)	3,107
7,180,400	Resona Holdings Inc. (Japan)	22,425
478,084	Shinhan Financial Group Co. Ltd. (South Korea)	12,121
1,894,288	Standard Chartered plc (United Kingdom)	9,679
633,100	Sumitomo Mitsui Financial Group Inc. (Japan)	16,649
146,500	Sumitomo Mitsui Trust Holdings Inc. (Japan)	4,266
2,120,694	Svenska Handelsbanken AB (Sweden)	19,356
1,679,501	UniCredit SpA (Italy)	12,970
354,300	United Overseas Bank Ltd. (Singapore)	5,063
		220,995
BEVERAGES—4.3%
342,611	Anheuser-Busch InBev SA (Belgium)	15,955
114,100	Asahi Group Holdings Ltd. (Japan)	3,923
154,652	Carlsberg AS (Denmark)	19,510
1,668,270	Coca-Cola Amatil Ltd. (Australia)	9,288
216,012	Coca-Cola European Partners plc (United Kingdom)	8,563
1,154,912	Davide Campari-Milano SpA (Italy)	8,976
1,020,166	Diageo plc (United Kingdom)	35,124
398,958	Heineken NV (Netherlands)	33,957
1,954,000	Kirin Holdings Co. Ltd. (Japan)	37,709
129,400	Suntory Beverage & Food Ltd. (Japan)	4,873
526,000	Tsingtao Brewery Co. Ltd. (China)	3,196
		181,074
BUILDING PRODUCTS—2.2%
2,362,962	Assa Abloy AB Class B (Sweden)	42,301

27

Harbor International Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
BUILDING PRODUCTS—Continued
95,041	Geberit AG (Switzerland)	$ 42,503
1,221,760	GWA Group Ltd. (Australia)	2,193
508,400	LIXIL Group Corp. (Japan)	6,099
		93,096
CAPITAL MARKETS—2.0%
2,851,137	3i Group plc (United Kingdom)	28,009
694,300	Daiwa Securities Group Inc. (Japan)	2,887
1,477,720	IG Group Holdings plc (United Kingdom)	14,006
210,900	JAFCO Co. Ltd. (Japan)	6,756
275,700	Japan Exchange Group Inc. (Japan)	5,128
1,932,277	Jupiter Fund Management plc (United Kingdom)	5,312
2,607,000	Nomura Holdings Inc. (Japan)	10,818
151,631	Rathbone Brothers plc (United Kingdom)	2,883
772,871	St. James's Place plc (United Kingdom)	8,230
281,971	UBS Group AG (Switzerland)*	3,019
		87,048
CHEMICALS—1.9%
102,500	Air Water Inc. (Japan)	1,382
520,266	BASF SE (Germany)	26,625
130,800	Nippon Shokubai Co. Ltd. (Japan)	6,177
324,800	Nissan Chemical Corp. (Japan)	12,462
80,200	Nitto Denko Corp. (Japan)	4,006
969,096	Orica Ltd. (Australia)	11,231
85,900	Shin-Etsu Chemical Co. Ltd. (Japan)	9,475
197,100	Tokyo Ohka Kogyo Co. Ltd. (Japan)	8,477
		79,835
COMMERCIAL SERVICES & SUPPLIES—2.8%
82,700	AEON Delight Co. Ltd. (Japan)	2,369
1,415,662	Brambles Ltd. (Australia)	10,119
10,879,209	Cleanaway Waste Management Ltd. (Australia)	13,126
392,284	Elis SA (France)*	4,835
7,203,139	G4S plc (United Kingdom)	9,888
2,925,756	HomeServe plc (United Kingdom)	40,983
47,339	S-1 Corp. (South Korea)	3,368
128,900	Secom Co. Ltd. (Japan)	10,727
10,562,463	Serco Group plc (United Kingdom)*	17,097
102,200	Sohgo Security Services Co. Ltd. (Japan)	4,875
		117,387
CONSTRUCTION & ENGINEERING—1.2%
432,813	Boskalis Westminster NV (Netherlands)	7,503
180,550	Ferrovial SA (Spain)	4,521
830,800	Maeda Corp. (Japan)	6,664
1,774,400	Obayashi Corp. (Japan)	15,509
1,429,900	Penta-Ocean Construction Co. Ltd. (Japan)	7,224
606,900	Shimizu Corp. (Japan)	4,661
70,800	SHO-BOND Holdings Co. Ltd. (Japan)	2,841
		48,923
CONSTRUCTION MATERIALS—0.8%
143,938	CRH plc (Ireland)	4,340
1,146,085	Fletcher Building Ltd. (New Zealand)	2,568
47,229	Imerys SA (France)	1,482
597,900	Taiheiyo Cement Corp. (Japan)	11,737
79,528	Vicat SA (France)	2,232
711,261	Wienerberger AG (Austria)	13,321
		35,680
CONSUMER FINANCE—0.3%
370,900	AEON Financial Service Co. Ltd. (Japan)	3,857
COMMON STOCKS—Continued
Shares		Value
CONSUMER FINANCE—Continued
2,895,596	International Personal Finance plc (United Kingdom)	$ 2,041
2,947,251	Non-Standard Finance plc (United Kingdom)[1]	483
1,341,767	Provident Financial plc (United Kingdom)*	3,272
172,275	Shriram Transport Finance Co. Ltd. (India)	1,788
		11,441
CONTAINERS & PACKAGING—0.6%
4,452,574	DS Smith plc (United Kingdom)	17,458
572,900	Toyo Seikan Group Holdings Ltd. (Japan)	5,812
		23,270
DISTRIBUTORS—0.2%
1,472,419	Inchcape plc (United Kingdom)	9,275
DIVERSIFIED FINANCIAL SERVICES—0.0%
6,838,000	First Pacific Co. Ltd. (Hong Kong)	1,413
DIVERSIFIED TELECOMMUNICATION SERVICES—1.9%
1,257,040	Deutsche Telekom AG (Germany)	18,377
6,576,564	Koninklijke KPN NV (Netherlands)	15,148
659,423	KT Corp. ADR (South Korea)[3]	6,469
1,740,200	Nippon Telegraph & Telephone Corp. (Japan)	39,631
1,163,174	Spark New Zealand Ltd. (New Zealand)	3,148
		82,773
ELECTRIC UTILITIES—0.7%
547,000	Kansai Electric Power Co. (Japan)	5,605
259,134	Orsted AS (Denmark)[1]	26,175
		31,780
ELECTRICAL EQUIPMENT—3.3%
569,568	Legrand SA (France)	38,185
72,900	Mabuchi Motor Co. Ltd. (Japan)	2,258
364,706	Schneider Electric SE (France)	33,703
9,454,000	TECO Electric and Machinery Co. Ltd. (Taiwan)	8,507
120,400	Ushio Inc. (Japan)	1,270
670,341	Vestas Wind Systems AS (Denmark)	57,564
		141,487
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.7%
233,800	Azbil Corp. (Japan)	6,149
1,851,000	Chroma ATE Inc. (Taiwan)	8,530
1,907,000	Delta Electronics Inc. (Taiwan)	8,895
1,455,700	Hitachi Ltd. (Japan)	43,204
249,600	Kyocera Corp. (Japan)	13,336
88,500	Omron Corp. (Japan)	5,198
138,200	Shimadzu Corp. (Japan)	3,442
564,468	Spectris plc (United Kingdom)	19,034
90,400	TDK Corp. (Japan)	7,793
		115,581
ENERGY EQUIPMENT & SERVICES—0.5%
1,141,366	John Wood Group plc (United Kingdom)	2,890
401,005	Petrofac Ltd. (United Kingdom)	992
5,251,154	Saipem SpA (Italy)	13,478
255,244	TechnipFMC plc (France)	2,235
		19,595
ENTERTAINMENT—0.7%
228,607	CTS Eventim AG & Co. KGaA (Germany)	9,504
103,900	Konami Holdings Corp. (Japan)	3,262
280,300	Major Cineplex Group PCL (Thailand)	125
143,800	Makita Corp. (Japan)	4,683

28

Harbor International Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
ENTERTAINMENT—Continued
322,234	Modern Times Group MTG AB Class B (Sweden)	$ 3,242
190,500	Nexon Co. Ltd. (Japan)	3,076
8,700	Nintendo Co. Ltd. (Japan)	3,592
77,500	Toho Co. Ltd. (Japan)	2,538
		30,022
FOOD & STAPLES RETAILING—1.9%
344,100	Dairy Farm International Holdings Ltd. (Hong Kong)	1,649
950,325	Koninklijke Ahold Delhaize NV (Netherlands)	23,074
141,100	Matsumotokiyoshi Holdings Co. Ltd. (Japan)	4,857
1,830,150	Metcash Ltd. (Australia)	2,952
830,600	Seven & I Holdings Co. Ltd. (Japan)	27,507
105,800	Sundrug Co. Ltd. (Japan)	3,622
6,032,433	Tesco plc (United Kingdom)	17,843
		81,504
FOOD PRODUCTS—2.0%
95,200	Calbee Inc. (Japan)	2,881
1,879,000	China Mengniu Dairy Co. Ltd. (China)*	6,654
1,854,132	Devro plc (United Kingdom)	3,709
160,800	Fuji Oil Holdings Inc. (Japan)	3,751
255,500	Megmilk Snow Brand Co. Ltd. (Japan)	5,830
67,700	Meiji Holdings Co. Ltd. (Japan)	4,702
822,200	Nippon Suisan Kaisha Ltd. (Japan)	3,658
5,724,000	Tingyi Cayman Islands Holding Corp. (China)	10,161
370,400	Toyo Suisan Kaisha Ltd. (Japan)	17,811
261,168	Viscofan SA (Spain)	16,738
11,471,000	Want Want China Holdings Ltd. (China)	8,176
		84,071
GAS UTILITIES—0.1%
217,800	Tokyo Gas Co. Ltd. (Japan)	4,780
HEALTH CARE EQUIPMENT & SUPPLIES—5.6%
515,706	Coloplast AS (Denmark)	81,339
9,961,249	ConvaTec Group plc (United Kingdom)[1]	26,606
920,036	Demant AS (Denmark)*	21,996
564,210	Getinge AB Class B (Sweden)	10,814
820,555	GN Store Nord AS (Denmark)	37,447
100,500	Hoya Corp. (Japan)	9,165
166,100	Japan Lifeline Co. Ltd. (Japan)	1,953
566,657	Koninklijke Philips NV (Netherlands)	24,702
318,100	Olympus Corp. (Japan)	5,047
309,799	Smith & Nephew plc (United Kingdom)	6,063
69,451	Sonova Holding AG (Switzerland)	12,544
		237,676
HEALTH CARE PROVIDERS & SERVICES—1.7%
573,300	Alfresa Holdings Corp. (Japan)	11,433
349,173	Amplifon SpA (Italy)	7,993
535,537	Fresenius Medical Care AG & Co. KGaA (Germany)	41,970
557,500	MediPAL Holdings Corp. (Japan)	10,755
		72,151
HOTELS, RESTAURANTS & LEISURE—3.6%
4,811,000	Ajisen China Holdings Ltd. (China)	1,071
379,203	Carnival plc (United Kingdom)	5,226
2,679,258	Compass Group plc (United Kingdom)	45,085
360,883	Flutter Entertainment plc (United Kingdom)	44,379
5,373,000	Genting Singapore Ltd. (Singapore)	2,981
2,268,862	GVC Holdings plc (United Kingdom)	21,536
63,692	InterContinental Hotels Group PLC (United Kingdom)*	2,901
651,838	Playtech plc (United Kingdom)	1,912
COMMON STOCKS—Continued
Shares		Value
HOTELS, RESTAURANTS & LEISURE—Continued
3,732,425	SSP Group plc (United Kingdom)	$ 13,191
1,455,314	TUI AG (Germany)	5,912
219,094	Yum China Holdings Inc. (China)	10,617
		154,811
HOUSEHOLD DURABLES—0.9%
784,287	Barratt Developments plc (United Kingdom)	5,113
478,300	Casio Computer Co. Ltd. (Japan)	7,548
1,725,733	McCarthy & Stone plc (United Kingdom)[1]	1,537
69,700	Rinnai Corp. (Japan)	5,279
442,300	Sekisui Chemical Co. Ltd. (Japan)	5,606
215,600	Sony Corp. (Japan)	13,875
		38,958
HOUSEHOLD PRODUCTS—1.1%
111,700	Lion Corp. (Japan)	2,348
550,326	Reckitt Benckiser Group plc (United Kingdom)	45,842
		48,190
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—0.0%
7,568,300	Lopez Holdings Corp. (Philippines)	391
INDUSTRIAL CONGLOMERATES—1.4%
1,801,000	CK Hutchison Holdings Ltd. (Hong Kong)	13,349
304,554	DCC plc (United Kingdom)	21,657
397,900	Jardine Matheson Holdings Ltd. (Hong Kong)	17,428
126,161	LG Corp. (South Korea)	6,420
5,900,200	Sime Darby Berhad (Malaysia)	2,733
		61,587
INSURANCE—4.7%
766,057	Admiral Group plc (United Kingdom)	22,354
956,458	AXA SA (France)	17,003
1,960,500	Dai-ichi Life Holdings Inc. (Japan)	24,569
419,000	Great Eastern Holdings Ltd. (Singapore)	5,546
50,740	Hannover Rueck SE (Germany)	8,085
44,978	Helvetia Holding AG (Switzerland)	4,100
2,112,300	Japan Post Holdings Co. Ltd. (Japan)	16,896
236,400	MS&AD Insurance Group Holdings Inc. (Japan)	6,811
342,689	Prudential plc (United Kingdom)*	4,834
1,765,985	QBE Insurance Group Ltd. (Australia)	9,563
998,541	Sampo OYJ (Finland)	33,099
54,341	Samsung Fire & Marine Insurance Co. Ltd. (South Korea)	8,522
461,200	Sompo Holdings Inc. (Japan)	14,959
109,200	Sony Financial Holdings Inc. (Japan)*	2,070
485,900	T&D Holdings Inc. (Japan)	4,200
402,800	Tokio Marine Holdings Inc. (Japan)	18,898
		201,509
INTERACTIVE MEDIA & SERVICES—2.3%
408,019	Adevinta ASA (Norway)*	3,389
2,218,083	Auto Trader Group plc (United Kingdom)[1]	12,768
163,505	Baidu Inc. ADR (China)*,3	16,502
994,779	Carsales.com Ltd. (Australia)	9,100
1,509,793	Domain Holdings Australia Ltd. (Australia)	2,557
8,881,468	Rightmove plc (United Kingdom)	55,531
		99,847
INTERNET & DIRECT MARKETING RETAIL—1.9%
15,663	GS Home Shopping Inc. (South Korea)	1,641
1,155,941	HelloFresh SE (Germany)*	41,201
218,201	Just Eat Takeaway.com NV (Netherlands)*,1	22,348

29

Harbor International Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
INTERNET & DIRECT MARKETING RETAIL—Continued
373,220	MoneySuperMarket.com Group plc (United Kingdom)	$ 1,487
1,156,000	PChome Online Inc. (Taiwan)	3,815
79,177	Trip.Com Group Ltd. ADR (China)*,3	2,040
24,853	Zooplus AG (Germany)*	3,075
341,100	ZOZO Inc. (Japan)	5,504
		81,111
IT SERVICES—2.5%
134,789	Alten SA (France)	9,705
9,147,231	Capita plc (United Kingdom)*	4,479
659,713	Edenred (France)	26,575
141,489	Genpact Ltd. (United States)	4,871
108,500	ITOCHU Techno-Solutions Corp. (Japan)	3,315
307,000	NEC Corp. (Japan)	11,781
379,100	NET One Systems Co. Ltd. (Japan)	10,929
151,700	Nomura Research Institute Ltd. (Japan)	3,714
2,107,400	NTT Data Corp. (Japan)	21,504
85,600	Otsuka Corp. (Japan)	3,876
148,100	SCSK Corp. (Japan)	6,704
		107,453
LEISURE PRODUCTS—0.9%
376,700	Bandai Namco Holdings Inc. (Japan)	18,822
1,279,000	Giant Manufacturing Co. Ltd. (Taiwan)	7,539
2,761,000	Goodbaby International Holdings Ltd. (Hong Kong)*	283
60,000	Merida Industry Co. Ltd. (Taiwan)	306
803,500	Sega Sammy Holdings Inc. (Japan)	9,733
18,900	Shimano Inc. (Japan)	2,785
		39,468
LIFE SCIENCES TOOLS & SERVICES—0.7%
47,543	Eurofins Scientific SE (France)	26,300
65,413	Gerresheimer AG (Germany)	5,202
		31,502
MACHINERY—2.4%
134,867	Andritz AG (Austria)	4,431
3,433,475	CNH Industrial NV (Italy)	21,477
111,300	Daifuku Co. Ltd. (Japan)	7,789
131,011	GEA Group AG (Germany)	3,007
81,800	Hoshizaki Corp. (Japan)	6,234
284,667	IMI plc (United Kingdom)	2,960
316,700	Mitsui E&S Holdings Co. Ltd. (Japan)*	1,789
1,168,074	Rotork plc (United Kingdom)	3,641
1,379,649	Sandvik AB (Sweden)	21,224
259,359	Stabilus SA (Germany)	11,079
884,306	Wartsila OYJ Abp (Finland)[2]	6,491
5,257,000	Yungtay Engineering Co. Ltd. (Taiwan)	10,581
		100,703
MARINE—0.2%
1,805,345	Irish Continental Group plc (Ireland)	6,826
6,190,332	Wan Hai Lines Ltd. (Taiwan)	3,489
		10,315
MEDIA—2.1%
4,082,800	BEC World PCL (Thailand)*	623
420,560	Daily Mail & General Trust plc (United Kingdom)	3,735
375,271	Euromoney Institutional Investor plc (United Kingdom)	3,900
1,095,300	Fuji Media Holdings Inc. (Japan)	10,880
664,632	Informa plc (United Kingdom)	3,671
12,171,352	ITV plc (United Kingdom)	11,687
296,469	JCDecaux SA (France)*	6,137
COMMON STOCKS—Continued
Shares		Value
MEDIA—Continued
45,429,900	Media Nusantara Citra TBK PT (Indonesia)	$ 2,771
3,711,995	Nine Entertainment Co. Holdings Ltd. (Australia)	3,415
1,188,000	Nippon Television Holdings Inc. (Japan)	13,270
322,988	Nordic Entertainment Group AB (Sweden)	7,655
222,284	Schibsted ASA Class A (Norway)*	4,716
189,025	Schibsted ASA Class B (Norway)	3,671
1,471,026	Sky Network Television Ltd. (New Zealand)*	251
1,873,700	Television Broadcasts Ltd. (Hong Kong)	2,586
1,464,006	WPP plc (United Kingdom)	11,359
		90,327
METALS & MINING—2.2%
797,343	Acerinox SA (Spain)	6,006
3,768,778	Alumina Ltd. (Australia)	4,181
1,072,488	ArcelorMittal SA (France)	11,715
262,979	BHP Group Ltd. (Australia)	5,369
616,737	BlueScope Steel Ltd. (Australia)	4,025
9,982,285	Glencore plc (United Kingdom)*	18,701
537,912	Newcrest Mining Ltd. (Australia)	9,717 [x]
448,200	Nippon Steel Corp. (Japan)*	3,771
591,814	Rio Tinto plc (United Kingdom)	27,471
114,100	Sumitomo Metal Mining Co. Ltd. (Japan)	2,844
		93,800
MULTILINE RETAIL—0.1%
327,900	Marui Group Co. Ltd. (Japan)	5,367
OIL, GAS & CONSUMABLE FUELS—1.8%
12,081,253	BP plc (United Kingdom)	47,605
155,556	Caltex Australia Ltd. (Australia)	2,504
1,432,918	Equinor ASA (Norway)	19,841
1,204,400	INPEX Corp. (Japan)	7,775
		77,725
PAPER & FOREST PRODUCTS—0.2%
1,521,300	Oji Holdings Corp. (Japan)	7,724
PERSONAL PRODUCTS—1.8%
143,688	AMOREPACIFIC Group (South Korea)	6,877
4,429,898	Asaleo Care Ltd. (Australia)	2,965
287,100	Kao Corp. (Japan)	22,140
23,100	Kose Corp. (Japan)	2,888
1,155,500	L'Occitane International SA (Hong Kong)	1,780
133,700	Mandom Corp. (Japan)	2,569
761,549	Unilever plc (United Kingdom)	39,214
		78,433
PHARMACEUTICALS—5.1%
359,000	Astellas Pharma Inc. (Japan)	5,937
337,400	Haw Par Corp. Ltd. (Singapore)	2,446
1,044,775	Novo Nordisk AS (Denmark)	66,646
422,400	Otsuka Holdings Co. Ltd. (Japan)	16,602
303,408	Roche Holding AG (Switzerland)	105,069
51,400	Sawai Pharmaceutical Co. Ltd. (Japan)	2,807
238,100	Takeda Pharmaceutical Co. Ltd. (Japan)	8,586
391,100	Tsumura & Co. (Japan)	10,819
		218,912
PROFESSIONAL SERVICES—4.8%
522,577	Adecco Group AG (Switzerland)	22,868
1,765,780	ALS Ltd. (Australia)	7,711
42,520	DKSH Holding AG (Switzerland)	2,394
1,058,434	Experian plc (United Kingdom)	31,785

30

Harbor International Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
PROFESSIONAL SERVICES—Continued
8,488,595	Hays plc (United Kingdom)	$ 11,565
958,760	Intertek Group plc (United Kingdom)	57,218
764,040	IPH Ltd. (Australia)	3,654
435,600	Nomura Co. Ltd. (Japan)	3,300
1,104,924	PageGroup plc (United Kingdom)	5,230
258,700	Persol Holdings Co. Ltd. (Japan)	2,975
96,230	Randstad NV (Netherlands)*	3,873
1,593,818	RELX plc (United Kingdom)	35,960
54,200	TechnoPro Holdings Inc. (Japan)	3,088
64,498	Teleperformance (France)	14,448
		206,069
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.6%
214,000	Daiwa House Industry Co. Ltd. (Japan)	5,423
1,166,600	Mitsubishi Estate Co. Ltd. (Japan)	18,873
		24,296
ROAD & RAIL—0.9%
255,600	East Japan Railway Co. (Japan)	18,664
888,110	National Express Group plc (United Kingdom)	3,056
453,700	Senko Group Holdings Co. Ltd. (Japan)	3,698
192,800	West Japan Railway Co. (Japan)	11,914
		37,332
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.3%
39,308	ASML Holding NV (Netherlands)	11,481
1,320,000	Renesas Electronics Corp. (Japan)*	6,970
154,700	ROHM Co. Ltd. (Japan)	9,781
138,802	SK Hynix Inc. (South Korea)	9,552
1,725,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	17,402
		55,186
SOFTWARE—0.1%
25,700	Oracle Corp. Japan (Japan)	2,646
SPECIALTY RETAIL—0.7%
53,100	ABC-Mart Inc. (Japan)	2,698
20,611,900	Esprit Holdings Ltd. (Hong Kong)*	1,977
2,101,321	Pets at Home Group plc (United Kingdom)	6,728
314,700	USS Co. Ltd. (Japan)	4,983
756,866	WH Smith plc (United Kingdom)	11,947
		28,333
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.1%
358,798	Logitech International SA (Switzerland)	17,281
177,757	Quadient SAS (France)	2,455
649,438	Samsung Electronics Co. Ltd. (South Korea)	26,703
		46,439
TEXTILES, APPAREL & LUXURY GOODS—2.7%
135,197	Adidas AG (Germany)	30,951
737,700	ASICS Corp. (Japan)	6,995
369,174	Cie Financiere Richemont SA (Switzerland)	20,945
546,730	Cie Financiere Richemont SA ADR (South Africa)[3]	3,085
COMMON STOCKS—Continued
Shares		Value
TEXTILES, APPAREL & LUXURY GOODS—Continued
280,481	EssilorLuxottica SA (France)	$ 34,843
2,349,000	Li Ning Co. Ltd. (China)	7,417
782,900	Onward Holdings Co. Ltd. (Japan)	2,449
387,818	Shenzhou International Group Holdings Ltd. (China)	4,476
2,315,000	Stella International Holdings Ltd. (Hong Kong)	2,330
		113,491
TOBACCO—0.6%
127,274	British American Tobacco plc (United Kingdom)	4,905
252,200	Japan Tobacco Inc. (Japan)	4,697
232,635	Swedish Match AB (Sweden)	14,376
		23,978
TRADING COMPANIES & DISTRIBUTORS—1.3%
448,117	Brenntag AG (Germany)	20,290
1,252,712	Bunzl plc (United Kingdom)	27,190
292,000	ITOCHU Corp. (Japan)	5,725
12,600	Mitsubishi Corp. (Japan)	267
		53,472
TRANSPORTATION INFRASTRUCTURE—0.5%
1,015,158	China Merchants Port Holdings Co. Ltd. (China)	1,307
976,956	Getlink SE (France)	12,461
291,200	Mitsubishi Logistics Corp. (Japan)	6,429
		20,197
WIRELESS TELECOMMUNICATION SERVICES—0.9%
1,262,979	Bharti Airtel Ltd. (India)	8,605
656,200	KDDI Corp. (Japan)	19,006
357,200	NTT DoCoMo Inc. (Japan)	10,527
30,417,408	Vodafone Idea Ltd. (India)*	1,685
		39,823
TOTAL COMMON STOCKS
(Cost $4,780,000)		4,179,128

PREFERRED STOCKS—0.4%
AUTOMOBILES—0.4%
128,611	Volkswagen AG (Germany)	17,894
PERSONAL PRODUCTS—0.0%
12,623	AMOREPACIFIC Group (South Korea)*	401
TOTAL PREFERRED STOCKS
(Cost $21,470)		18,295
TOTAL INVESTMENTS—98.4%
(Cost $4,801,470)		4,197,423
CASH AND OTHER ASSETS, LESS LIABILITIES—1.6%		67,935
TOTAL NET ASSETS—100.0%		$4,265,358

31

Harbor International Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2020 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$ 8,563	$2,619,411	$ —	$2,627,974
Middle East/Central Asia	—	18,868	—	18,868
North America	4,871	—	—	4,871
Pacific Basin	43,587	1,474,111	9,717	1,527,415
Preferred Stocks
Europe	—	17,894	—	17,894
Pacific Basin	—	401	—	401
Total Investments in Securities	$57,021	$4,130,685	$9,717	$4,197,423
For more information on valuation inputs and their aggregation into the levels in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a rollforward of the Fund’s Level 3 investments during the period ended April 30, 2020. Transfers into or out of Level 3 are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occured.
Valuation Description	Beginning Balance as of 11/01/2019 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Transfers Into Level 3 (000s)[h]	Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2020 (000s)	UnRealized Gain/(Loss) as of 04/30/2020 (000s)
Common Stocks	$ —	$—	$ —	$—	$(17,166)	$19,433	$7,450	$—	$9,717	$2,267
Preferred Stocks	162	—	(162)	—	—	—	—	—	—	—
	$162	$—	$(162)	$—	$(17,166)	$19,433	$7,450	$—	$9,717	$2,267
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 04/30/2020 (000s)	Valuation Technique	Unobservable Input(s)	Input Value(s)
Investments in Securities
Common Stocks
Newcrest Mining Ltd. (Australia)	$ 9,717	Market Approach	Last Price Adjusted for Share Dilution Factor	AUD 27.72

*	Non-income producing security
1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At April 30, 2020, the aggregate value of these securities was $74,634 or 2% of net assets.
2	All or a portion of this security was out on loan as of April 30, 2020.
3	Depository receipts such as American Depostiory Receipts (ADRs), Global Depository Receipts (GDRs) and other country specific depository receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere.
h	Transferred from Level 2 to Level 3 due to the unavailability of observable market data for pricing
x	Fair valued in accordance with Harbor Funds' Valuation Procedures.
AUD	Australian Dollar
The accompanying notes are an integral part of the Financial Statements.
32

Harbor International Growth Fund
Manager’s Commentary (Unaudited)

Subadviser
Baillie Gifford Overseas Limited
Calton Square
1 Greenside Row
Edinburgh, Scotland
United Kingdom
EH1 3AN
Portfolio Managers
Gerard Callahan
Since 2013
Iain Campbell
Since 2013
Joe Faraday, CFA
Since 2013
Moritz Sitte, CFA
Since 2014
Sophie Earnshaw, CFA
Since 2014
Baillie Gifford Overseas Limited has subadvised the Fund since 2013.
Investment Objective
The Fund seeks long-term growth of capital.
Gerard Callahan

Iain Campbell

Joe Faraday, CFA

Moritz Sitte, CFA

Sophie Earnshaw, CFA

Management’s Discussion of
Fund Performance
Market Review
None of us will forget the course of events that have ensued over the last six months. After a period in international markets where much concern was focused on U.S.-China trade relations and the U.K.’s general election and upcoming exit from the European Union, 2020 started with markets in good spirits. Generally, companies were doing well. There were initially some small concerns about a localized virus outbreak in China, but that has since escalated into a situation that few of us could have expected to see in our lifetimes.
In this period, we have also witnessed oil prices plummet to the lowest levels recorded in history amidst worries about coronavirus. The coronavirus pandemic is at a point where the range of outcomes from here is highly uncertain. Scientists, medical professionals and politicians are grappling with questions such as whether there is scope for this to be controlled, or whether it keeps escalating to an extent that pandemics of this or previous generations have never reached.
Performance
Harbor International Growth Fund returned -6.52% (Retirement Class), -6.59% (Institutional Class), -6.70% (Administrative Class), and -6.70% (Investor Class) for the six months ended April 30, 2020, outperforming the -13.22 % of the MSCI All Country World Ex. U.S. (ND) Index.
We employ a fundamental long-term investment strategy, focused on bottom-up stock selection. Our approach to investing means that it is not distracted by short-term market movements and wider economic issues. Instead, its focus is on finding good quality stocks that outperform over the long term. The Fund’s performance over the period was primarily driven by stock selection.
At a regional level, the main contributors were Europe and Canada. The only detractor was the U.K. Our approach resulted in the Fund having overweight positions relative to the benchmark in Developed Asia and in the U.K. The Fund was underweight in Europe, Canada and Emerging Markets.
Where sectors are concerned, the main contributors were Information Technology and Financials. Stock selection was the main factor in each case. The largest detracting sectors were Consumer Staples and Materials. The main overweights, again as a result of the Fund’s bottom-up approach, were in Industrials and Information Technology. The Fund was most underweight in the Financials and Energy sectors, and it had no exposure to Utilities and Real Estate.
The Fund’s regional and sectoral positions are outputs of its bottom-up investment process. Given this fundamental approach, it is particularly appropriate to look at the individual companies which impacted performance. The largest individual contributors to performance included Shopify, Sartorius and Bechtle. The main stock detractors during the period included Shiseido, Treasury Wine Estates and Raia Drogasil.
Shopify is a Canadian e-commerce services company that builds software to help businesses sell products online. The company continues to perform well operationally and over the past six months its share price has doubled. We have been pleased to see that Shopify’s commitment to facilitating entrepreneurship and innovation continues to be rewarded by an expanding client base across the globe. Sartorius is a German biotech and laboratory equipment company
33

Harbor International Growth Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2020
	Unannualized	1 Year	Annualized
	6 Months		5 Years	10 Years
Harbor International Growth Fund
Retirement Class[1]	-6.52%	-3.96%	3.12%	4.91%
Institutional Class	-6.59	-4.03	3.05	4.87
Administrative Class	-6.70	-4.26	2.79	4.60
Investor Class	-6.70	-4.37	2.68	4.48
Comparative Index
MSCI All Country World Ex. U.S. (ND)	-13.22%	-11.51%	-0.17%	2.89%
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratios were 0.77% (Net) and 0.83% (Gross) (Retirement Class); 0.85% (Net) and 0.91% (Gross) (Institutional Class); 1.10% (Net) and 1.16% (Gross) (Administrative Class); and 1.22% (Net) and 1.28% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2021. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
that has seen its shares perform well as investors have sought out businesses which might contribute to what is likely to be an intense and globally coordinated period of medical research. We remain excited by the improvements in both patient outcomes and healthcare costs that biopharma promises and believe that the equipment that Sartorius provides will continue to be central to both the research and manufacture of novel treatments over the long term. Bechtle is a German information technology company that supplies IT infrastructure for small and medium-sized enterprises. This company continues to benefit from demand for bespoke information technology solutions and systems. Despite short-term changes in consumer-spending priorities during the recent months, it appears that IT spending remains a priority for many business owners across Europe.
Shiseido is a Japanese luxury cosmetics manufacturer with a global presence. Shiseido’s performance has been impacted by weak sales in China during the period. This comes during a time when, at least for the short term, consumer spending on luxury items has been curbed and tourist purchases are down. We continue to closely monitor the situation. Treasury Wine Estate is an Australian-listed global wine business that has not performed well during this period. The company has had a series of management changes including the CEO’s announcement that he will be leaving the company in a year and a change in its head of the North American business. Though this company has had some challenges exacerbated by concerns around demand for premium wine during this pandemic, a primary feature of our investment case is the potential benefit from growth in the Asian market over the long term. Raia Drogasil is Brazil’s leading pharmacy chain. This company has built an extensive network of pharmacies across Brazil and continues to grow due to increasing demand for its products from an ageing population. Despite reporting good results for the quarter, Raia Drogasil’s underperformance during this period appears to be due to short-term market concerns around emerging markets. We continue to monitor this holding.
Outlook & Strategy
Though it is a challenging time in international markets, we continue to focus on the long term. Given our bottom-up stock picking approach, we consider macro and microeconomic factors at a company level, rather than imposing a top-down view. We do not believe that we have an edge in analyzing short-term market movements. We have endured various crises over its history since 1908 and we continue to undertake thorough fundamental company research and constantly monitor the robustness of the holdings in the Fund. While crises such as the current one will throw up surprises, we remain confident that overall, the Fund invests in well-funded, high quality, businesses with strong competitive advantages that should, in our view, enable us to weather the storm.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Baillie Gifford Overseas Limited as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
34

Harbor International Growth Fund
Portfolio of Investments—April 30, 2020 (Unaudited)

REGION BREAKDOWN (% of investments)
(Excludes short-term investments)
Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—95.6%
Shares		Value
AUTO COMPONENTS—0.6%
93,800	Denso Corp. (Japan)	$ 3,297
AUTOMOBILES—1.0%
167,700	Suzuki Motor Corp. (Japan)	5,352
BANKS—2.0%
943,200	Public Bank BHD (Malaysia)	3,585
543,927	United Overseas Bank Ltd. (Singapore)	7,772
		11,357
BEVERAGES—4.0%
31,812	Remy Cointreau SA (France)[1]	3,549
5,158,500	Thai Beverage PCL (Thailand)	2,511
542,689	Treasury Wine Estates Ltd. (Australia)	3,569
1,574,000	Tsingtao Brewery Co. Ltd. (China)	9,562
471,766	United Spirits Ltd. (India)*	3,353
		22,544
BUILDING PRODUCTS—2.7%
150,315	Kingspan Group plc (Ireland)	7,660
416,911	Nibe Industrier AB (Sweden)	7,778
		15,438
COMMON STOCKS—Continued
Shares		Value
CAPITAL MARKETS—2.0%
549,897	Hargreaves Lansdown plc (United Kingdom)	$ 9,950
515,269	Jupiter Fund Management plc (United Kingdom)	1,417
		11,367
CHEMICALS—2.5%
420,873	Asian Paints Ltd. (India)	9,839
158,164	Johnson Matthey plc (United Kingdom)	3,963
		13,802
COMMERCIAL SERVICES & SUPPLIES—0.9%
357,567	HomeServe plc (United Kingdom)	5,009
DIVERSIFIED FINANCIAL SERVICES—1.6%
176,660	Investor AB Class B (Sweden)	8,780
ELECTRICAL EQUIPMENT—2.7%
115,894	Legrand SA (France)	7,770
126,800	Nidec Corp. (Japan)	7,381
		15,151
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.9%
19,800	Keyence Corp. (Japan)	7,069
163,800	Murata Manufacturing Co. Ltd. (Japan)	9,229
		16,298

35

Harbor International Growth Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
ENERGY EQUIPMENT & SERVICES—0.3%
599,082	John Wood Group plc (United Kingdom)	$ 1,517
ENTERTAINMENT—2.4%
45,421	Spotify Technology SA (Sweden)*	6,885
89,701	Ubisoft Entertainment SA (France)*	6,672
		13,557
FOOD & STAPLES RETAILING—3.8%
449,942	Jeronimo Martins SGPS SA (Portugal)	7,628
358,300	Raia Drogasil SA (Brazil)	6,904
60,800	Sugi Holdings Co. Ltd. (Japan)	3,666
1,204,500	Wal-Mart de Mexico SAB de CV (Mexico)	2,907
		21,105
HEALTH CARE EQUIPMENT & SUPPLIES—5.1%
75,470	Cochlear Ltd. (Australia)	8,973
674,700	Olympus Corp. (Japan)	10,706
131,400	Sysmex Corp. (Japan)	9,078
		28,757
HOUSEHOLD PRODUCTS—0.8%
130,400	Pigeon Corp. (Japan)	4,643
INDUSTRIAL CONGLOMERATES—1.1%
35,100	Jardine Matheson Holdings Ltd. (Singapore)	1,537
212,200	Jardine Strategic Holdings Ltd. (Singapore)	4,562
		6,099
INSURANCE—5.2%
1,164,600	AIA Group Ltd. (Hong Kong)	10,688
11,159	Fairfax Financial Holdings Ltd. (Canada)	3,026
323,900	MS&AD Insurance Group Holdings Inc. (Japan)	9,331
634,000	Ping An Insurance Group Co. of China Ltd. (China)	6,452
		29,497
INTERACTIVE MEDIA & SERVICES—6.5%
1,498,623	Auto Trader Group plc (United Kingdom)[2]	8,627
38,973	Baidu Inc. ADR (China)*,3	3,933
244,000	Kakaku.com Inc. (Japan)	4,979
26,624	Naver Corp. (South Korea)	4,317
1,594,086	Rightmove plc (United Kingdom)	9,967
405,589	SEEK Ltd (Australia)	4,528
		36,351
INTERNET & DIRECT MARKETING RETAIL—10.5%
84,371	Alibaba Group Holding Ltd. ADR (China)*,3	17,100
95,952	ASOS plc (United Kingdom)*	2,895
94,396	MakeMyTrip Ltd. (India)*	1,393
155,800	Meituan Dianping Class B (China)*	2,086
65,034	Naspers Ltd. (South Africa)	10,122
60,258	Prosus NV (Netherlands)*	4,556
1,340,754	Trainline plc (United Kingdom)*,2	6,408
137,612	Trip.Com Group Ltd. ADR (China)*,3	3,545
218,248	Zalando SE (Germany)*,2	10,697
		58,802
IT SERVICES—6.3%
81,370	Bechtle AG (Germany)	11,767
37,522	Shopify Inc. (Canada)*	23,725
		35,492
LEISURE PRODUCTS—1.2%
45,800	Shimano Inc. (Japan)	6,749
COMMON STOCKS—Continued
Shares		Value
LIFE SCIENCES TOOLS & SERVICES—1.7%
13,203	Mettler-Toledo International Inc. (Switzerland)*	$ 9,505
MACHINERY—9.1%
195,002	Atlas Copco AB Class A (Sweden)	6,721
119,434	Atlas Copco AB Class B (Sweden)	3,694
166,983	Epiroc AB Class A (Sweden)	1,671
409,833	Epiroc AB Class B (Sweden)	4,044
124,682	Kone OYJ (Finland)	7,550
38,100	Schindler Holding AG (Switzerland)	8,479
23,300	SMC Corp. (Japan)	10,532
805,500	Techtronic Industries Co. Ltd. (Hong Kong)	6,108
195,299	Weir Group plc (United Kingdom)	2,334
		51,133
PERSONAL PRODUCTS—2.8%
79,400	Kao Corp. (Japan)	6,123
167,400	Shiseido Co. Ltd. (Japan)	9,842
		15,965
PROFESSIONAL SERVICES—1.1%
101,972	Intertek Group plc (United Kingdom)	6,086
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—5.6%
42,408	ASML Holding NV (Netherlands)	12,387
335,976	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)[3]	17,850
14,113	U-Blox Holding AG (Switzerland)*	989
		31,226
SOFTWARE—1.9%
73,963	Nemetschek SE (Germany)	4,653
121,094	Xero Ltd. (New Zealand)*	6,191
		10,844
SPECIALTY RETAIL—1.6%
341,266	Industria de Diseno Textil SA (Spain)*	8,741
TEXTILES, APPAREL & LUXURY GOODS—3.2%
31,583	Adidas AG (Germany)	7,230
235,364	Burberry Group plc (United Kingdom)	4,087
121,081	Cie Financiere Richemont SA (Switzerland)	6,869
		18,186
THRIFTS & MORTGAGE FINANCE—1.6%
365,767	Housing Development Finance Corp. Ltd. (India)	9,253
WIRELESS TELECOMMUNICATION SERVICES—0.9%
122,100	SoftBank Group Corp. (Japan)	5,233
TOTAL COMMON STOCKS
(Cost $497,554)		537,136

PREFERRED STOCKS—2.2%
(Cost $5,767)
HEALTH CARE EQUIPMENT & SUPPLIES—2.2%
43,272	Sartorius AG (Germany)	12,157

36

Harbor International Growth Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

SHORT-TERM INVESTMENTS—0.0%
(Cost $67)
Shares		Value
INVESTMENT COMPANY-SECURITIES LENDING INVESTMENT FUND—0.0%
66,930	State Street Navigator Securities Lending Government Money Market Portfolio (1-day yield of 0.190%)[4]	$ 67
TOTAL INVESTMENTS—97.8%
(Cost $503,388)		549,360
CASH AND OTHER ASSETS, LESS LIABILITIES—2.2%		12,268
TOTAL NET ASSETS—100.0%		$561,628
FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2020 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$ —	$ 10,122	$—	$ 10,122
Europe	16,390	212,145	—	228,535
Latin America	9,811	—	—	9,811
Middle East/Central Asia	1,393	22,445	—	23,838
North America	26,751	—	—	26,751
Pacific Basin	42,428	195,651	—	238,079
Preferred Stocks
Europe	—	12,157	—	12,157
Short-Term Investments
Investment Company-Securities Lending Investment Fund	67	—	—	67
Total Investments in Securities	$96,840	$452,520	$—	$549,360
There were no Level 3 investments at April 30, 2020 or October 31, 2019.
For more information on valuation inputs and their aggregation into the levels in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	All or a portion of this security was out on loan as of April 30, 2020.
2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At April 30, 2020, the aggregate value of these securities was $25,732 or 5% of net assets.
3	Depository receipts such as American Depostiory Receipts (ADRs), Global Depository Receipts (GDRs) and other country specific depository receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere.
4	Represents the investment of collateral received from securities lending activities
The accompanying notes are an integral part of the Financial Statements.
37

Harbor International Small Cap Fund
Manager’s Commentary (Unaudited)

Subadviser
Cedar Street Asset Management LLC
455 North Cityfront Plaza Drive
Suite 1710
Chicago, IL 60611
Portfolio Managers
Jonathan P. Brodsky
Since 2019
Waldemar A. Mozes
Since 2019
Cedar Street has subadvised the Fund since 2019.
Investment Objective
The Fund seeks long-term growth of capital.
Jonathan P. Brodsky

Waldemar A. Mozes

Management’s Discussion of
Fund Performance
Market Review
Over the six-month period ending April 30, 2020, the international small-cap market has proved volatile. From the beginning of November 2019 to the end of April 2020, the MSCI EAFE Small Cap (ND) Index has declined 14.65% (all returns are in U.S. Dollars).
During the first two months of the period, November and December 2019, international small cap, and equity markets worldwide, rose, on renewed geopolitical optimism. U.S.-China trade war tensions were receding as a result of the signing of a “Phase I” agreement between the two powers. Meanwhile, Boris Johnson’s resounding parliamentary victory provided him with the political consensus needed to achieve a Brexit. However, just prior to the Chinese Lunar New Year holiday in January, sentiment shifted quickly and focused entirely on the COVID-19 pandemic and the economic consequences of locking down entire cities and countries in hopes of containing the spread of the virus. Gross domestic product forecasts for 2020 have now turned negative for the global economy, despite myriad fiscal and monetary stimulus programs. As a result of economic uncertainty, numerous financial markets from equities to fixed income to commodities all experienced high, and often historically high, levels of volatility, as investors sought safe havens, in our view. With respect to global equities, all equity markets experienced declines year-to-date, while smaller-cap equities generally underperformed larger-cap equities on a relative basis. The Fund’s return over the period was also negative on an absolute basis and underperformed relative to the MSCI EAFE Small Cap (ND) Index due in part to negative factor exposures, namely, high exposure to value factors and low exposure to momentum factors.
Performance
Harbor International Small Cap Fund returned -16.57% (Retirement Class), -16.68% (Institutional Class), -16.77% (Administrative Class), and -16.79% (Investor Class) while the MSCI EAFE Small Cap (ND) Index returned -14.65% over the six-month period ended April 30, 2020.
During the period, the leading sectors in the MSCI EAFE Small Cap (ND) Index (the “Index”) in terms of share price performances were the Health Care and Information Technology (“IT”) sectors. The Fund’s allocations to these sectors were in line with the Index; however, stock-selection decisions in these sectors were mixed, with negative impacts from the IT sector more than offsetting positive selection effects from the Health Care sector. In other sectors, stock selection decisions reduced the relative return of the portfolio, while currency effects and allocations to these other sectors had a positive effect on the Fund’s relative returns. Stock selection effects reflect the Fund’s high exposure to value factors, which were out of favor during this time period.
From a geographical perspective, all regions produced negative returns during the period but, on a relative basis, the most significant contributors to Index returns during the period were the Asia Pacific (including Japan) and Africa/Middle East regions. The Fund’s exposure to both Asia Pacific and Africa/Middle East was in line with the Index. Stock selection and currency effects contributed positively to returns in Asia Pacific, especially in Japan, while all Africa/Middle East effects were neutral relative to the Index. Over the period as a whole, the Fund maintained a relative underweight position in Europe, but holdings still underperformed relative to the Index, due mainly to stock selection. The Fund’s exposure to companies that exhibit strong value factor characteristics instead of momentum factors played a significant role during the period due to negative value factor dynamics that were concentrated in Europe, especially the U.K., and were much less prevalent in other regions.
38

Harbor International Small Cap Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2020
	Unannualized	1 Year	5 Years	Annualized
	6 Months			Life of Fund
Harbor International Small Cap Fund
Retirement Class[1]	-16.57%	-16.91%	N/A	2.61%
Institutional Class[1]	-16.68	-17.01	N/A	2.54
Administrative Class[1]	-16.77	-17.24	N/A	2.26
Investor Class[1]	-16.79	-17.33	N/A	2.15
Comparative Index
MSCI EAFE Small Cap (ND)[1]	-14.65%	-12.28%	N/A	4.61%
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratios were 0.88% (Net) and 1.25% (Gross) (Retirement Class); 0.96% (Net) and 1.33% (Gross) (Institutional Class); 1.21% (Net) and 1.58% (Gross) (Administrative Class); and 1.33% (Net) and 1.70% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2021. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
Over the period, three of the top five worst performing individual holdings for the Fund were concentrated in the U.K., including Senior, a global specialty manufacturer of engineered products for Industrial, Aerospace, and Health Care end-markets. Senior had already experienced weak sentiment due to manufacturing delays for Boeing’s 737 MAX program. The full onset of COVID-19 has had a direct impact on air travel, especially in Asia, the region with the highest number of 737 MAX orders. With heightened air travel uncertainty globally, visibility on Senior’s Aerospace business has become limited, while Industrial and Health Care orders are not yet of a sufficient scale to overcome Aerospace’s challenges. Current valuation multiples for the stock are at all-time lows, even below those experienced in the aftermath of 9/11 and the Global Financial Crisis (2009). N Brown Group, a U.K.-listed retailer of plus-sized fashion for women and men, experienced a negative return for the period due to a combination of overall slowing retail sales and a change in the regulatory structure of the company’s significant credit card business. N Brown Group also saw a sharp decline in orders after the onset of COVID-19 in the U.K., creating working capital and inventory issues.
On the plus side, the Fund benefited from its position in Draegerwerk, a German manufacturer of specialty equipment used in medical and safety applications, including ventilators and face masks that were in very high demand due to COVID-19. Draegerwerk received significant orders from various governmental healthcare agencies all over the world and accelerated its plans to boost production capacity to meet demand, including establishing a manufacturing center in the U.S. Another positive contributor over the period was Elders, a distributor and retailer of farm products and ancillary services to Australian farmers. Expectations for improving fundamentals are rising as a result of improving climate conditions in rural Australia, following a devastating fire season, as well as strong demand globally for agricultural products from Australia enhanced by the relative weakness of the Australian dollar versus the U.S. dollar.
Outlook & Strategy
It is difficult to overstate the degree to which the COVID-19 pandemic has changed economics, global and local trade, capital markets, and daily life for almost everyone. Although equity market volatility in response to economic uncertainty has resulted in negative year-to-date returns for the MSCI EAFE Small Cap (ND) Index, the Growth segment of the index has greatly outperformed the Value segment on a relative basis. Central bank monetary stimulus and investor flight-to-quality has, in our view, pushed factor dynamics to even more extreme levels. Valuation multiples for recently favored, “safe” sectors such as IT, Consumer Staples, Health Care, and Utilities are near historic highs while Financial Services, cyclical Industrials, Consumer Discretionary, and Energy sectors are near historic lows.
Similarly, from a geographic perspective, equity markets in the U.K., continental Europe, and Japan are very appealing from a valuation perspective, relative to other developed markets, in our view. Many European countries have robust social safety net programs that are likely to help cushion the economic blow from COVID-19 disruptions, while the conservative, cash-rich balance sheets of many small-cap companies in Japan will be supportive under current circumstances.
The one thing COVID-19 has not changed, however, is our steadfast conviction in our value-centric philosophy. On the contrary, we are well-practiced at deep-dive, balance sheet analysis and net-asset-valuation frameworks and relish the opportunity to upgrade our portfolio with incrementally higher quality businesses trading at new multi-year or all-time lows. As such our research pipeline continues to fill up with new inventory in just about every geography.
We typically rely on our frequent conversations with the management teams of portfolio holdings to guide our thinking, and there are two consistent perspectives we have gained from our recent conversations: 1) no one really knows how the pandemic will play out, so results guidance for upcoming quarters or the fiscal year has been mostly eliminated; and 2) strong balance sheets in terms of both solvency and liquidity have become paramount. With most economic activity halted, we expect to see

1	The “Life of Fund” return as shown reflects the period 02/01/2016 through 04/30/2020.
39

Harbor International Small Cap Fund
Manager’s Commentary—Continued

many companies with stressed or weaker balance sheets struggle. In recent weeks, we have spoken to the management of all our holdings at least once, and in some cases three or four times, specifically to double-check funding sources. We expect to continue to increase the pace of our conversations and, where we identify new risks and opportunities, we will act accordingly.
Despite the near-term challenges presented by the pandemic, our outlook for the Fund’s long-term prospects remains positive. We would expect lingering COVID-19 effects to result in choppy, uneven economic growth across the globe for the near future. In such an environment, we believe stock selection opportunities based on our time-tested valuation methodology are likely to grow as economic dislocations proliferate across the asset class. Finally, as economic conditions improve from the near hard stop over the last few months, we believe value-oriented securities in our coverage universe are positioned to recover from their nearly unprecedented underperformance relative to growth-oriented equities, as risk sentiment improves and a clearer economic picture of the post-COVID-19 world manifests itself.

This report contains the current opinions of Cedar Street Asset Management LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
40

Harbor International Small Cap Fund
Portfolio of Investments—April 30, 2020 (Unaudited)

REGION BREAKDOWN (% of investments)
Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—90.2%
Shares		Value
AEROSPACE & DEFENSE—1.3%
1,340	MTU Aero Engines AG (Germany)*	$ 182
308,197	Senior plc (United Kingdom)	252
		434
AIR FREIGHT & LOGISTICS—3.6%
398,500	Kerry Logistics Network Ltd. (Hong Kong)	545
42,903	Kintetsu World Express Inc. (Japan)	624
		1,169
BANKS—1.1%
388,147	Virgin Money UK plc (United Kingdom)*	370
BUILDING PRODUCTS—1.4%
48,062	Tarkett SA (France)*	475
CAPITAL MARKETS—2.2%
22,902	JAFCO Co. Ltd. (Japan)	734
CHEMICALS—4.2%
19,900	Fuso Chemical Co. Ltd. (Japan)	590
29,520	KH Neochem Co. Ltd. (Japan)	510
53,700	Neo Performance Materials Inc. (Canada)	286
		1,386
COMMERCIAL SERVICES & SUPPLIES—2.5%
35,949	ISS AS (Denmark)*	535
135,918	Mears Group PLC (United Kingdom)	281
		816
CONSTRUCTION & ENGINEERING—5.7%
40,378	Arcadis NV (Netherlands)	628
274,935	Maire Tecnimont SpA (Italy)*	533
56,353	Raito Kogyo Co. Ltd. (Japan)	701
		1,862
CONSUMER FINANCE—1.0%
85,102	Resurs Holding AB (Sweden)[1]	313
COMMON STOCKS—Continued
Shares		Value
CONTAINERS & PACKAGING—1.7%
44,472	BillerudKorsnas AB (Sweden)	$ 561
DISTRIBUTORS—1.5%
77,740	Inchcape plc (United Kingdom)	490
ELECTRICAL EQUIPMENT—2.7%
336,000	Johnson Electric Holdings Ltd. (Hong Kong)	564
14,891	Mersen SA (France)*	329
		893
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—5.4%
8,034	Daiwabo Holdings Co. Ltd. (Japan)	495
8,801	Landis+Gyr Group AG (Switzerland)*	595
33,500	Nohmi Bosai Ltd. (Japan)	674
		1,764
FOOD PRODUCTS—7.0%
461,628	Aryzta AG (Switzerland)*	188
34,138	Ebro Foods SA (Spain)	726
112,741	Elders Ltd. (Australia)	632
1,905,300	Japfa Ltd. (Singapore)	767
		2,313
HEALTH CARE EQUIPMENT & SUPPLIES—1.2%
9,934	Paramount Bed Holdings Co. Ltd. (Japan)	410
HEALTH CARE PROVIDERS & SERVICES—4.0%
25,177	BML Inc. (Japan)	646
398,186	Healius Ltd. (Australia)	666
		1,312
HOTELS, RESTAURANTS & LEISURE—1.5%
49,008	Resorttrust Inc. (Japan)	502
INSURANCE—4.3%
23,345	ASR Nederland NV (Netherlands)	626
50,808	Coface SA (France)	299
256,742	Mapfre SA (Spain)*	471
		1,396

41

Harbor International Small Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
INTERNET & DIRECT MARKETING RETAIL—1.6%
62,594	Takkt AG (Germany)	$ 509
IT SERVICES—2.1%
1,737	Alten SA (France)	125
66,365	Indra Sistemas SA (Spain)*	572
		697
MACHINERY—6.7%
9,568	Krones AG (Germany)	576
15,356	METAWATER Co. Ltd. (Japan)	611
20,617	Nabtesco Corp. (Japan)	590
32,200	OSG Corp. (Japan)	418
		2,195
MARINE—1.9%
19,635	Clarkson plc (United Kingdom)	616
MEDIA—1.3%
42,075	Criteo SA ADR (France)*,2	418
METALS & MINING—1.4%
17,000	DOWA Holdings Co. Ltd. (Japan)	470
OIL, GAS & CONSUMABLE FUELS—3.5%
157,834	Beach Energy Ltd. (Australia)	154
63,964	Golar LNG Ltd. (Bermuda)	453
574,527	Viva Energy Group Ltd. (Australia)[1]	537
		1,144
PAPER & FOREST PRODUCTS—1.9%
239,045	Navigator Co. SA (Portugal)	621
PERSONAL PRODUCTS—2.3%
42,294	Ontex Group NV (Belgium)	771
PROFESSIONAL SERVICES—4.9%
11,392	Bertrandt AG (Germany)	439
COMMON STOCKS—Continued
Shares		Value
PROFESSIONAL SERVICES—Continued
57,276	Brunel International NV (Netherlands)*	$ 361
12,491	DKSH Holding AG (Switzerland)	703
2,002	TechnoPro Holdings Inc. (Japan)	114
		1,617
ROAD & RAIL—1.4%
198,538	Redde Northgate plc (United Kingdom)	448
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—5.5%
6,777	Siltronic AG (Germany)	580
25,920	Sumco Corp. (Japan)	369
27,725	Tower Semiconductor Ltd. (Israel)*	534
95,225	X-Fab Silicon Foundries SE (Belgium)*,1	331
		1,814
SPECIALTY RETAIL—1.4%
68,054	Matas AS (Denmark)	462
TRADING COMPANIES & DISTRIBUTORS—2.0%
34,150	Kanamoto Co. Ltd. (Japan)	662
TOTAL COMMON STOCKS
(Cost $36,625)		29,644

PREFERRED STOCKS—1.6%
(Cost $346)
HEALTH CARE EQUIPMENT & SUPPLIES—1.6%
6,180	Draegerwerk AG & Co KGaA (Germany)	517
TOTAL INVESTMENTS—91.8%
(Cost $36,971)		30,161
CASH AND OTHER ASSETS, LESS LIABILITIES—8.2%		2,679
TOTAL NET ASSETS—100.0%		$32,840

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2020 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$ 871	$14,968	$—	$15,839
Middle East/Central Asia	534	—	—	534
North America	286	—	—	286
Pacific Basin	—	12,985	—	12,985
Preferred Stocks
Europe	—	517	—	517
Total Investments in Securities	$1,691	$28,470	$—	$30,161
There were no Level 3 investments at April 30, 2020 or October 31, 2019.
For more information on valuation inputs and their aggregation into the levels in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
42

Harbor International Small Cap Fund
Portfolio of Investments—Continued

*	Non-income producing security
1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At April 30, 2020, the aggregate value of these securities was $1,181 or 4% of net assets.
2	Depository receipts such as American Depostiory Receipts (ADRs), Global Depository Receipts (GDRs) and other country specific depository receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere.
The accompanying notes are an integral part of the Financial Statements.
43

Harbor Overseas Fund
Manager’s Commentary (Unaudited)

Subadviser
Acadian Asset Management LLC
260 Franklin Street
Boston, MA 02110
Portfolio Managers
Brendan O. Bradley, Ph.D.
Since 2019
Ryan D. Taliaferro, Ph.D.
Since 2019
Harry Gakidis, Ph.D.
Since 2019
Acadian has subadvised the Fund since 2019.
Investment Objective
The Fund seeks long-term growth of capital.
Brendan O. Bradley, Ph.D.

Ryan D. Taliaferro, Ph.D.

Harry Gakidis, Ph.D.

Management’s Discussion of
Fund Performance
MARKET REVIEW
Toward the end of 2019, global markets were emboldened as the U.S. and China made progress towards a phase one trade deal. Still, investors remained cautious particularly given the history of rhetoric between the two superpowers and a U.S. election year looming. In the U.K., Boris Johnson’s election victory allowed for a decisive U.K. exit from the Eurozone in January. Although global equity markets started the decade on an upbeat note with thawing U.S.-China trade tension and signs of improving economic data, sentiment was quickly dashed as mounting fears of a global pandemic were realized. Markets struggled to process the quickening contagion and price the economic fallout. Amidst an environment of fear and uncertainty, central banks and governments worldwide used their arsenal of fiscal stimulus and quantitative easing to stem the tide of panic. Volatility surged and oil prices plunged, in part due to deterioration of oil-supply talks between Saudi Arabia and Russia in March. The International Monetary Fund slashed most countries’ growth forecasts across the world, inciting recessionary fears globally.
PERFORMANCE
For the six-month period ended April 31, 2020, Harbor Overseas Fund returned -9.00% (Retirement Class), -9.07% (Institutional Class), and -9.19% (Investor Class) compared to the MSCI EAFE (ND) Index return of -14.21%. Performance relative to the benchmark was driven by both favorable stock selection and allocation effects during the period.
Acadian’s investment philosophy is centered in the belief that markets are inefficient and that these inefficiencies are driven in part by behavioral biases that result in mispricing opportunities. Acadian applies fundamental insights in a systematic manner to exploit security mispricing’s and identify attractive investment opportunities. Further, we believe that a successful investment approach must be multi-faceted and adaptive in nature, acknowledging that risk/reward relationships evolve over time and that markets may reward different characteristics during specific periods of a market cycle. These observations suggest that adding value in a consistent fashion can be best achieved by assessing the value of information at different points in time and applying these insights in an objective, quantitative manner across a broad opportunity set. To realize these insights, Acadian employs a dynamic investment strategy which adapts to the current market environment and utilizes a disciplined, systematic approach to stock selection.
From a stock selection perspective, the Fund benefitted from a position in Australia’s Fisher & Paykel Healthcare, as shares rose on demand for its respiratory care products used for treating coronavirus patients skyrocketed in early 2020. Swedish Match similarly added to return, as shares of the tobacco products maker advanced on demand for its smokeless tobacco products. Stock positions in Japanese telecoms and software companies also delivered positive return over the period, consistent with their overweight position. Conversely, an investment in French automaker Peugeot proved costly to return, as shares traded lower after the company announced its merger with Fiat Chrysler in late 2019.
From an allocation perspective, the Fund saw positive results from an overweight to Swiss Healthcare and a lack of exposure to U.K. energy stocks. Meanwhile, an overweight to Italian Financials and Japanese Healthcare stocks detracted from returns.
44

Harbor Overseas Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2020
	Unannualized	1 Year	5 Years	Annualized
	6 Months			Life of Fund
Harbor Overseas Fund
Retirement Class[1]	-9.00%	-8.02%	N/A	-5.32%
Institutional Class[1]	-9.07	-8.08	N/A	-5.38
Investor Class[1]	-9.19	-8.39	N/A	-5.73
Comparative Index
MSCI EAFE (ND)[1]	-14.21%	-11.34%	N/A	-7.14%
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratios were 0.77% (Net) and 1.21% (Gross) (Retirement Class); 0.85% (Net) and 1.29% (Gross) (Institutional Class); 1.10% (Net) and 1.54% (Gross) (Administrative Class); and 1.22% (Net) and 1.66% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2021. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
OUTLOOK & STRATEGY
Global economic prospects will be largely influenced by the trajectory and magnitude of the coronavirus outbreak. Unlike the SARS outbreak in 2003, the risk of economic spillover is now far greater, as the global economy has become considerably more interconnected. China plays a far more prominent role in global output, trade, and tourism than 17 years earlier, and the pandemic will continue to disrupt global supply chains, weaken demand for imported goods and services, and deter travel and tourism. Since January, when the Organisation for Economic Co-operation and Development revised 2020 growth projections down to 2.4% during the initial outbreak, it is now advising that growth may fall as low as 1.5%.
The coronavirus has distracted attention from other risks that were central to the economic outlook just a few weeks ago. These include heightened geopolitical tensions, notably between the U.S. and Iran, and worsening relations between the U.S. and its trading partners. The trade war between the U.S. and China has been a substantial drag on the global economy over the past two years, damping demand, trade, and investment. The positive signs that emerged in early 2020—more accommodative monetary policy, an initial U.S.-China trade deal, and diminished fears of a no-deal Brexit—had raised hopes of economic improvement. Any progress on these fronts now, however, is likely to be dwarfed by concerns about the long-term impact of COVID-19.
The coronavirus poses a major downside risk to the global economy. Aggressive containment measures need to succeed, and the economic costs need to be limited by effective and well targeted macroeconomic stimulus. Coordinated policy actions across economies would yield the best result on both the social and economic fronts.
We believe that the portfolio is currently well positioned in both the near term and long term to add value for our clients. We also understand that markets are constantly evolving. As such, we are always looking for ways to enhance our investment process across all phases, including model enhancement, risk controls, and implementation, to help us continue to be successful in the long term.

1	The “Life of Fund” return as shown reflects the period 03/01/2019 through 04/30/2020.
This report contains the current opinions of Acadian Asset Management LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
45

Harbor Overseas Fund
Portfolio of Investments—April 30, 2020 (Unaudited)

REGION BREAKDOWN (% of investments)
(Excludes short-term investments)
Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—98.6%
Shares		Value
AEROSPACE & DEFENSE—0.0%
30	ECA (France)	$ 1
508	Hanwha Aerospace Co. Ltd. (South Korea)*	11
		12
AUTO COMPONENTS—0.1%
4,011	Grupo Industrial Saltillo SAB de CV (Mexico)	3
1,100	HI-LEX CORP. (Japan)	12
		15
AUTOMOBILES—0.9%
14,687	Peugeot SA (France)	208
BANKS—8.8%
7,213	Bank Leumi Le-Israel (Israel)	39
1,862,100	Bank Pembangunan Daerah Jawa Timur TBK PT (Indonesia)	70
10,664	Barclays plc (United Kingdom)	14
8,138	BNP Paribas SA (France)	256
40	Credit Agricole Atlantique Vendee (France)	6
400	DBS Group Holdings Ltd. (Singapore)	6
5,401	Erste Group Bank AG (Austria)	117
38,668	Faisal Islamic Bank of Egypt (Egypt)	39
132,000	Industrial & Commercial Bank of China Ltd. (China)	88
46,403	Israel Discount Bank Ltd. (Israel)	150
319	Israel Discount Bank Ltd. ADR (Israel)[1]	11
34,200	Japan Post Bank Co. Ltd. (Japan)	318
91,700	Mitsubishi UFJ Financial Group Inc. (Japan)	370
COMMON STOCKS—Continued
Shares		Value
BANKS—Continued
168,147	Mizuho Financial Group Inc. (Japan)	$ 196
100	Royal Bank of Canada (Canada)	6
6,010	SpareBank 1 BV (Norway)	20
593	Sparebanken Sor (Norway)*	5
3,722	Standard Chartered plc (United Kingdom)	19
12,500	Sumitomo Mitsui Financial Group Inc. (Japan)	329
2,000	Sumitomo Mitsui Trust Holdings Inc. (Japan)	58
		2,117
BEVERAGES—0.3%
489	Carlsberg AS (Denmark)	62
16,198	Ginebra San Miguel Inc. (Philippines)	10
70	Heineken Holding NV (Netherlands)	5
		77
BIOTECHNOLOGY—1.0%
1,030	Galapagos NV (Belgium)*	228
BUILDING PRODUCTS—0.4%
5,898	Epwin Group PLC (United Kingdom)*	6
668	FM Mattsson Mora Group AB (Sweden)	6
1,880	Inwido AB (Sweden)	11
1,621	Nederman Holding AB (Sweden)*	17
5,888	Norcros plc (United Kingdom)	12
2,477	Systemair AB (Sweden)	35
		87

46

Harbor Overseas Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
CAPITAL MARKETS—2.9%
6,349	3i Group plc (United Kingdom)	$ 62
273	Altamir (France)	5
8,452	Banca Generali SpA (Italy)	210
17,818	Centuria Capital Group Stapled Security (Australia)	19
3,531	Fiducian Group Ltd. (Australia)	10
3,001	London Stock Exchange Group plc (United Kingdom)	281
10,890	St. James's Place plc (United Kingdom)	116
		703
COMMERCIAL SERVICES & SUPPLIES—0.8%
68,347	BSA Ltd. (Australia)	12
6,400	DAI Nippon Printing Co. Ltd. (Japan)	135
24,717	EPP NV (Netherlands)*	7
262	Orell Fuessli Holding AG (Switzerland)	25
300	Secom Co. Ltd. (Japan)	25
		204
COMMUNICATIONS EQUIPMENT—1.2%
2,500	EXFO Inc. (Canada)*	6
50,485	Nokia OYJ (Finland)*	184
10,067	Telefonaktiebolaget LM Ericsson (Sweden)	86
8,412	Telit Communications plc (United Kingdom)*	13
		289
CONSTRUCTION & ENGINEERING—0.4%
41,300	Boustead Singapore Ltd. (Singapore)	17
118	Eiffage SA (France)*	10
32,791	Johns Lyng Group Ltd. (Australia)	51
7,241	Tekfen Holding AS (Turkey)	15
		93
CONSTRUCTION MATERIALS—0.0%
19,932	Steppe Cement Ltd. (Malaysia)*	5
CONSUMER FINANCE—0.1%
4,289	H&T Group plc (United Kingdom)	17
925	Yiren Digital Ltd. ADR (China)*,1	3
		20
CONTAINERS & PACKAGING—0.0%
64,100	Hanwell Holdings Ltd. (Singapore)	8
DISTRIBUTORS—0.7%
11,500	Jardine Cycle & Carriage Ltd. (Singapore)	164
DIVERSIFIED CONSUMER SERVICES—0.0%
7,627	Shine Corporate Ltd. (Australia)	4
DIVERSIFIED FINANCIAL SERVICES—0.4%
1,010	Exor NV (Italy)	55
13,798	IGB Bhd (Malaysia)	8
16,843	M&G plc (United Kingdom)	28
		91
DIVERSIFIED TELECOMMUNICATION SERVICES—3.8%
258,762	Bredband2 I Skandinavien AB (Sweden)	38
145,911	BT Group plc (United Kingdom)	212
44,163	Koninklijke KPN NV (Netherlands)	102
604	Magyar Telekom Telecommunications plc ADR (Hungary)[1]	4
19,000	Nippon Telegraph & Telephone Corp. (Japan)	433
COMMON STOCKS—Continued
Shares		Value
DIVERSIFIED TELECOMMUNICATION SERVICES—Continued
34,186	Nos SGPS SA (Portugal)	$ 128
109	Telefonica SA (Spain)	—
		917
ELECTRIC UTILITIES—1.8%
10,641	CFE Capital S de RL de CV (Mexico)	8
3,216	Enel Americas SA ADR (Chile)[1]	26
28,931	Enel SpA (Italy)	198
23,923	OPG Power Ventures plc (United Kingdom)	3
55,200	Tokyo Electric Power Co. (Japan)*	186
		421
ELECTRICAL EQUIPMENT—0.9%
250,000	Jiangnan Group Ltd. (China)	10
28,000	Johnson Electric Holdings Ltd. (Hong Kong)	47
1,217	Legrand SA (France)	81
1,700	Mitsubishi Electric Corp. (Japan)	21
205	Somfy SA (France)	17
5,546	Zumtobel Group AG (Austria)*	36
		212
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.3%
190	Barco NV (Belgium)	30
66,600	Cal-Comp Electronics Thailand PCL NVDR (Thailand)[1]	3
77,905	Datatec Ltd. (South Africa)	102
13,314	Hon Hai Precision Industry Co. Ltd. GDR (Taiwan)[1]	69
548	IDIS Holdings Co. Ltd. (South Korea)	6
9,170	Partron Co. Ltd. (South Korea)	61
1,200	Tomen Devices Corp. (Japan)	43
		314
ENERGY EQUIPMENT & SERVICES—0.1%
21,563	Akastor ASA (Norway)*	9
149,000	Hilong Holding Ltd. (Hong Kong)	7
		16
ENTERTAINMENT—2.3%
751	AFC Ajax NV (Netherlands)	12
600	Nintendo Co. Ltd. (Japan)	248
2,149	TEN Square Games SA (Poland)	221
3,206	Vivendi SA (France)	69
106,364	Zengame Technology Holding Ltd. (Hong Kong)	11
		561
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—0.0%
6,426	Yeni Gimat Gayrimenkul Ortakligi AS (Turkey)	11
FOOD & STAPLES RETAILING—2.0%
1,832	Amsterdam Commodities NV (Netherlands)	40
18,464	Koninklijke Ahold Delhaize NV (Netherlands)	448
		488
FOOD PRODUCTS—0.2%
8,820	Greencore Group plc (United Kingdom)*	20
900	Maeil Holdings Co. Ltd. (South Korea)	6
45	Nestlé SA (Switzerland)	5
119	Neto ME Holdings Ltd. (Israel)*	7
7,165	PGG Wrightson Ltd. (New Zealand)	12
		50
HEALTH CARE EQUIPMENT & SUPPLIES—5.0%
28,686	Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	479
12,359	Getinge AB Class B (Sweden)	237

47

Harbor Overseas Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
HEALTH CARE EQUIPMENT & SUPPLIES—Continued
114	GN Store Nord AS (Denmark)	$ 5
1,408	Ion Beam Applications (Belgium)*	12
10,379	Koninklijke Philips NV (Netherlands)	452
		1,185
HEALTH CARE PROVIDERS & SERVICES—0.1%
6,322	Oriola OYJ (Finland)	15
HEALTH CARE TECHNOLOGY—0.3%
610	Cegedim SA (France)*	18
1,114	Nexus AG (Germany)	43
		61
HOTELS, RESTAURANTS & LEISURE—1.0%
11,841	Aristocrat Leisure Ltd. (Australia)	194
410	Evolution Gaming Group AB ADR (Sweden)[1]	19
558	Groupe Partouche SA (France)	11
83,100	Jaya Bersama Indo TBK PT (Indonesia)*	2
600	Saint Marc Holdings Co. Ltd. (Japan)	10
		236
HOUSEHOLD DURABLES—4.3%
477	Amica SA (Poland)*	11
35,688	Barratt Developments plc (United Kingdom)	233
2,956	Berkeley Group Holdings plc (United Kingdom)	155
3,163	Electra Consumer Products 1970 Ltd. (Israel)	61
265	HEXAOM (France)	7
9,600	Lii Hen Industries BHD (Malaysia)	5
18,400	Sekisui House Ltd. (Japan)*	315
1,056	Surteco Group SE (Germany)	23
117,956	Taylor Wimpey plc (United Kingdom)	218
		1,028
HOUSEHOLD PRODUCTS—0.0%
323	Essity AB (Sweden)*	10
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—0.5%
40,794	Meridian Energy Ltd. (New Zealand)	111
INDUSTRIAL CONGLOMERATES—0.9%
276,904	ALFA SAB de CV (Mexico)	113
1,023	Siemens AG (Germany)	95
2,022	Sonae Capital SGPS SA (Portugal)*	1
		209
INSURANCE—9.6%
4,222	Aegon NV (Netherlands)*	11
788	Ageas (Belgium)	28
2,527	Allianz SE (Germany)	465
22,970	Assicurazioni Generali SpA (Italy)	328
19,029	Aviva plc (United Kingdom)*	58
19,881	Avivasa Emeklilik VE Hayat AS (Turkey)	38
800	Dai-ichi Life Holdings Inc. (Japan)	10
4,223	European Reliance General Insurance Co. SA (Greece)	19
2,200	iA Financial Corp. Inc. (Canada)	71
33,600	Japan Post Holdings Co. Ltd. (Japan)	269
100,114	Legal & General Group plc (United Kingdom)*	257
900	Manulife Financial Corp. (Canada)	11
1,700	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	372
2,394	NN Group NV (Netherlands)*	69
113,000	Paninvest TBK PT (Indonesia)*	6
75	Sun Life Financial Inc. (Canada)	3
COMMON STOCKS—Continued
Shares		Value
INSURANCE—Continued
2,400	Tokio Marine Holdings Inc. (Japan)	$ 113
66,066	Unipolsai Assicurazioni SpA (Italy)	162
		2,290
INTERACTIVE MEDIA & SERVICES—0.0%
120	Mediagrif Interactive Technologies Inc. (Canada)	1
INTERNET & DIRECT MARKETING RETAIL—0.2%
1,871	Lastminute.com NV (Netherlands)*	41
IT SERVICES—4.5%
300	Business Engineering Corp. (Japan)	7
819	Comarch SA (Poland)	41
1,861	Digia OYJ (Finland)	9
700	Digital Hearts Holdings Co. Ltd. (Japan)	5
18,122	Eckoh plc (United Kingdom)	12
4,400	Fujitsu Ltd. (Japan)	427
481	GFT Technologies SE (Germany)*	4
241,419	Hi Sun Technology China Ltd. (China)*	27
3,715	Kainos Group plc (United Kingdom)	33
345	Know It AB (Sweden)*	5
500	Nomura Research Institute Ltd. (Japan)	12
3,400	NTT Data Corp. (Japan)	35
9,100	Otsuka Corp. (Japan)	412
976	Pushpay Holdings Ltd. (New Zealand)*	3
348	Sopra Steria Group SA (France)	41
413	Techedge SpA (Italy)	2
		1,075
LEISURE PRODUCTS—0.3%
6,336	Harvia OYJ (Finland)	73
343	Sanlorenzo Spa/Ameglia (Italy)*	5
		78
LIFE SCIENCES TOOLS & SERVICES—4.3%
4,402	Ergomed plc (United Kingdom)*	23
2,238	ICON plc (Ireland)*	359
1,657	Sartorius Stedim Biotech (France)	397
537	Siegfried Holding AG (Switzerland)*	245
		1,024
MACHINERY—1.9%
164	Atlas Copco AB Class A (Sweden)	6
15,611	Famur SA (Poland)	8
59,900	Sunningdale Tech Ltd. (Singapore)*	43
100	Suzumo Machinery Co. Ltd. (Japan)	1
5,571	Valmet OYJ (Finland)	127
29,600	Zhengzhou Coal Mining Machinery Group Co. Ltd. (China)	12
318,200	Zoomlion Heavy Industry Science And Technology Co. Ltd. (China)*	258
		455
MEDIA—0.9%
1,634	4imprint Group plc (United Kingdom)	39
4,693	Bloomsbury Publishing plc (United Kingdom)	12
18,144	Cello Health plc (United Kingdom)	27
195	Cogeco Communications Inc. (Canada)	14
300	Cogeco Inc. (Canada)	19
4,472	Corus Entertainment Inc. (Canada)	10
4,572	Enero Group Ltd. (Australia)	4
85	GTN Ltd. (Australia)	—
2,451	HighCo SA (France)*	9
3,663	Ilkka-Yhtyma OYJ (Finland)	13

48

Harbor Overseas Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
MEDIA—Continued
1,767	Italian Exhibition Group SpA (Italy)*	$ 6
8,279	North Media AS (Denmark)*	52
		205
METALS & MINING—3.2%
94,785	Arcelormittal South Africa Ltd. (South Africa)*	3
22,947	Base Resources Ltd. (Australia)*	2
2,335	Caledonia Mining Corp. plc (Jersey)	30
27,813	Evraz plc (United Kingdom)	92
59,033	Fortescue Metals Group Ltd. (Australia)	451
4,942	Iluka Resources Ltd. (Australia)	25
26,518	Maca Ltd. (Australia)	13
268	Newcrest Mining Ltd. (Australia)	5 [x]
91,030	Red 5 Ltd. (Australia)*	11
140	Stalprodukt SA (Poland)*	5
12,083	Trans-Siberian Gold PLC (United Kingdom)	13
3,579	Tribune Resources Ltd. (Australia)*	15
76,658	Western Areas Ltd. (Australia)	108
		773
MULTI-UTILITIES—0.7%
46,370	Hera SpA (Italy)	172
OIL, GAS & CONSUMABLE FUELS—0.1%
24,800	China Aviation Oil Singapore Corp. Ltd. (Singapore)	18
224	OMV AG ADR (Austria)[1]	8
		26
PAPER & FOREST PRODUCTS—0.0%
1,311	Midway Ltd. (Australia)	1
PERSONAL PRODUCTS—0.6%
510	L'Oreal SA (France)	148
93	Unilever NV (Netherlands)	5
		153
PHARMACEUTICALS—11.7%
6,265	AFT Pharmaceuticals Ltd. (New Zealand)*	16
321	H Lundbeck AS ADR (Denmark)[1]	12
51	Merck KGaA (Germany)	6
5,050	Neuren Pharmaceuticals Ltd. (New Zealand)*	5
8,549	Novartis AG (Switzerland)	730
9,347	Novo Nordisk AS (Denmark)	596
2,777	Roche Holding AG (Switzerland)	962
810	Sanofi SA (France)*	79
3,844	UCB SA (Belgium)	352
562	Vetoquinol SA (France)	35
		2,793
PROFESSIONAL SERVICES—2.5%
3,100	Altech Corp. (Japan)	47
17,973	Gateley Holdings plc (United Kingdom)*	36
1,745	Impellam Group plc (United Kingdom)*	7
4,498	People Infrastructure Ltd. (Australia)	5
218	RELX plc (United Kingdom)	5
7,160	SEMCOM AB (Sweden)	40
6,315	Wolters Kluwer NV (Netherlands)	465
		605
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.8%
58,000	Chen Xing Development Holdings Ltd. (Hong Kong)*	15
83,000	China Overseas Grand Oceans Group Ltd. (China)	52
1,476	Elanders AB Class B (Sweden)*	7
COMMON STOCKS—Continued
Shares		Value
REAL ESTATE MANAGEMENT & DEVELOPMENT—Continued
116,681	Ever Reach Group Holdings Co. Ltd. (Hong Kong)	$ 12
37,000	Glorious Property Holdings Ltd. (Hong Kong)*	1
17,251	Grupo GICSA SAB de CV (Mexico)*	2
42,000	Hopefluent Group Holdings Ltd. (China)	9
120,899	K Wah International Holdings Ltd. (Hong Kong)	55
3,010	KOJAMO Oyj (Finland)	54
1,235	LSR Group PJSC GDR (Russia)[1]	2
400	Mainstreet Equity Corp. (Canada)*	17
28,100	MKH BHD (Malaysia)	7
20,963	Modern Land China Co. Ltd. (Hong Kong)	3
62,150	Powerlong Real Estate Holdings Ltd. (China)	38
40,979	Rani Zim Shopping Centers Ltd. (Israel)*	39
9,213	Real Estate Investors PLC (United Kingdom)	4
1,100	Real Matters Inc. (Canada)*	13
2,000	Sun Hung KAI Properties Ltd. (Hong Kong)	27
2,544	TAG Immobilien AG (Germany)	56
363,000	Zhong An Group Ltd. (China)	11
		424
ROAD & RAIL—0.0%
164	RedcapTour Co. Ltd. (South Korea)	2
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.2%
4,200	Advantest Corp. (Japan)	204
522	Dialog Semiconductor plc (Germany)*	17
2,845	NXP Semiconductors NV (Netherlands)	283
1,419	Tower Semiconductor Ltd. (Israel)*	27
		531
SOFTWARE—3.6%
801	Atlassian Corp. plc (Australia)*	125
141	Atoss Software AG (Germany)	28
1,624	Check Point Software Technologies Ltd. (Israel)*	172
4,783	F-Secure OYJ (Finland)*	14
3,315	IVU Traffic Technologies AG (Germany)	47
144	MiX Telematics Ltd. ADR (South Africa)[1]	1
2,567	NICE Ltd. ADR (Israel)*,1	422
5,006	Objective Corp. Ltd. (Australia)	20
32,434	RPMGlobal Holdings Ltd. (Australia)*	21
628	Sage Group plc (United Kingdom)	5
		855
SPECIALTY RETAIL—0.1%
1,100	BMTC Group Inc. (Canada)	5
20	Samse SA (France)	3
5,830	Turners Automotive Group Ltd. (New Zealand)*	6
		14
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.8%
5,130	Doro AB (Sweden)*	17
1,700	Mimaki Engineering Co. Ltd. (Japan)	6
11,744	Pricer AB (Sweden)	24
9,300	Samsung Electronics Co. Ltd. (South Korea)	382
		429
TEXTILES, APPAREL & LUXURY GOODS—0.1%
5,365	Kingdom Holdings Ltd. (China)	1
1,472	Ratti SpA (Italy)	7
600	Rhythm Watch Co. Ltd. (Japan)	4
344	Samyang Tongsang Co. Ltd. (South Korea)	15
		27

49

Harbor Overseas Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
TOBACCO—1.9%
7,470	Swedish Match AB (Sweden)	$ 462
TRADING COMPANIES & DISTRIBUTORS—0.4%
2,431	Bunzl plc (United Kingdom)	53
1,195	Hudaco Industries Ltd. (South Africa)	4
2,603	Kloeckner & Co. SE (Germany)*	11
2,400	Parker Corp. (Japan)	9
1,165	Sanistal AS (Denmark)*	10
		87
TRANSPORTATION INFRASTRUCTURE—0.1%
23,631	Stalexport Autostrady SA (Poland)	16
WIRELESS TELECOMMUNICATION SERVICES—3.6%
9,600	KDDI Corp. (Japan)	278
17,500	NTT DoCoMo Inc. (Japan)	516
500	Trilogy International Partners Inc. (Canada)	—
50,803	Vodafone Group plc (United Kingdom)	72
		866
TOTAL COMMON STOCKS
(Cost $24,713)		23,575

PREFERRED STOCKS—0.1%
Shares		Value
MACHINERY—0.1%
140	KSB SE & Co KGaA (Germany)	$ 30
TRADING COMPANIES & DISTRIBUTORS—0.0%
97	Brodrene A&O Johansen AS (Denmark)	5
TOTAL PREFERRED STOCKS
(Cost $41)		35
TOTAL INVESTMENTS—98.7%
(Cost $24,754)		23,610
CASH AND OTHER ASSETS, LESS LIABILITIES—1.3%		311
TOTAL NET ASSETS—100.0%		$23,921

FORWARD CURRENCY CONTRACTS
Counterparty	Amount to be Delivered (000s)	Amount to be Received (000s)	Settlement Date	Unrealized Appreciation/ (Depreciation) (000s)
State Street Bank and Trust Co.	$ 7	ZAR 124	05/06/2020	$ —

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2020 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Common Stocks
Africa	$ 1	$ 148	$—	$ 149
Europe	715	13,062	—	13,777
Latin America	37	115	—	152
Middle East/Central Asia	632	296	—	928
North America	138	38	—	176
Pacific Basin	125	8,263	5	8,393
Preferred Stocks
Europe	—	35	—	35
Total Investments in Securities	$1,648	$21,957	$ 5	$23,610
Financial Derivative Instruments - Assets
Forward Currency Contracts	$ —	$ —	$—	$ —
Total Investments	$1,648	$21,957	$ 5	$23,610
For more information on valuation inputs and their aggregation into the levels in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
50

Harbor Overseas Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS—Continued
The following is a rollforward of the Fund’s Level 3 investments during the period ended April 30, 2020. Transfers into or out of Level 3 are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occured.
Valuation Description	Beginning Balance as of 11/01/2019 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Transfers Into Level 3 (000s)[h]	Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2020 (000s)	Unrealized Gain/(Loss) as of 04/30/2020 (000s)
Common Stocks	$7	$—	$(11)	$—	$3	$—	$6	$—	$5	$(1)
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 04/30/2020 (000s)	Valuation Technique	Unobservable Input(s)	Input Value(s)
Investments in Securities
Common Stocks
Newcrest Mining Ltd. (Australia)	$ 5	Market Approach	Last Price Adjusted for Share Dilution Factor	AUD 27.72

*	Non-income producing security
1	Depository receipts such as American Depostiory Receipts (ADRs), Global Depository Receipts (GDRs) and other country specific depository receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere.
h	Transferred from Level 2 to Level 3 due to the unavailability of observable market data for pricing
x	Fair valued in accordance with Harbor Funds' Valuation Procedures.
AUD	Australian Dollar
ZAR	South African Rand
The accompanying notes are an integral part of the Financial Statements.
51

Harbor International & Global Funds
StatementS of Assets and Liabilities—April 30, 2020 (Unaudited)

(All amounts in thousands, except per share amounts)
	Harbor Diversified International All Cap Fund	Harbor Emerging Markets Equity Fund	Harbor Focused International Fund	Harbor Global Leaders Fund	Harbor International Fund	Harbor International Growth Fund	Harbor International Small Cap Fund	Harbor Overseas Fund
ASSETS
Investments, at identified cost	$ 822,638	$ 96,086	$25,729	$100,495	$ 4,801,470	$503,388	$36,971	$24,754
Investments, at value(Including securities loaned of $2,807, $0, $0, $0, $6,916, $65, $0 and $0)	$ 713,910	$ 96,514	$25,791	$112,664	$ 4,197,423	$549,360	$30,161	$23,610
Cash	51,695	3,190	1,519	1,811	21,919	15,350	1,501	119
Foreign currency, at value (cost: $763,$184,$0,$0,$5,702,$91,$980 and $12)	770	185	—	—	5,722	92	987	11
Receivables for:
Investments sold	490	968	248	—	1,438	—	32	670
Foreign currency spot contracts	17,915	721	371	—	218	3,015	41	1,107
Capital shares sold	178	19	176	65	2,054	1,805	—	—
Dividends	2,660	55	47	77	19,065	854	128	133
Securities lending income	4	—	—	—	1	1	—	—
Withholding tax	597	—	11	6	27,677	340	41	28
Prepaid registration fees	29	26	16	24	29	18	27	19
Prepaid fund insurance	4	1	—	1	31	4	—	—
Other assets	156	18	14	18	4,623	139	30	15
Total Assets	788,408	101,697	28,193	114,666	4,280,200	570,978	32,948	25,712
LIABILITIES
Payables for:
Investments purchased	28,596	378	124	—	1,130	2,923	9	639
Foreign currency spot contracts	17,762	720	370	—	219	3,020	41	1,106
Capital shares reacquired	1,335	1	—	77	4,294	2,538	—	—
Collateral for securities loaned	1,705	—	—	—	—	67	—	—
Accrued expenses:
Management fees	400	63	16	62	2,533	320	22	14
12b-1 fees	3	1	—	4	67	6	—	—
Transfer agent fees	27	6	1	10	300	37	2	1
Trustees' fees and expenses	48	7	1	7	3,917	95	4	1
Other	342	75	51	33	2,382	344	30	30
Total Liabilities	50,218	1,251	563	193	14,842	9,350	108	1,791
NET ASSETS	$ 738,190	$100,446	$27,630	$114,473	$ 4,265,358	$561,628	$32,840	$23,921
Net Assets Consist of:
Paid-in capital	$ 876,884	$107,298	$27,406	$ 94,364	$ 5,563,701	$533,353	$40,232	$26,187
Total distributable earnings/(loss)	(138,694)	(6,852)	224	20,109	(1,298,343)	28,275	(7,392)	(2,266)
	$ 738,190	$100,446	$27,630	$114,473	$ 4,265,358	$561,628	$32,840	$23,921

The accompanying notes are an integral part of the Financial Statements.

52

	Harbor Diversified International All Cap Fund	Harbor Emerging Markets Equity Fund	Harbor Focused International Fund	Harbor Global Leaders Fund	Harbor International Fund	Harbor International Growth Fund	Harbor International Small Cap Fund	Harbor Overseas Fund
NET ASSET VALUE PER SHARE BY CLASS
Retirement Class
Net assets	$485,437	$39,455	$13,972	$12,743	$1,085,359	$130,025	$ 9,723	$11,932
Shares of beneficial interest[1]	53,514	4,321	1,377	449	33,885	8,780	960	1,304
Net asset value per share[2]	$ 9.07	$ 9.13	$ 10.15	$ 28.38	$ 32.03	$ 14.81	$ 10.13	$ 9.15
Institutional Class
Net assets	$240,527	$56,430	$13,625	$79,607	$2,841,272	$401,129	$22,497	$11,952
Shares of beneficial interest[1]	26,504	6,178	1,343	2,811	88,366	27,102	2,221	1,306
Net asset value per share[2]	$ 9.08	$ 9.13	$ 10.15	$ 28.32	$ 32.15	$ 14.80	$ 10.13	$ 9.15
Administrative Class
Net assets	$ 6,026	$ 4	N/A	$ 2,373	$ 16,204	$ 346	$ 297	N/A
Shares of beneficial interest[1]	665	—	N/A	85	501	23	29	N/A
Net asset value per share[2]	$ 9.06	$ 9.36	N/A	$ 27.77	$ 32.31	$ 14.79	$ 10.11	N/A
Investor Class
Net assets	$ 6,200	$ 4,557	$ 33	$19,750	$ 322,523	$ 30,128	$ 323	$ 37
Shares of beneficial interest[1]	688	500	3	722	10,129	2,048	32	4
Net asset value per share[2]	$ 9.02	$ 9.12	$ 10.13	$ 27.35	$ 31.84	$ 14.71	$ 10.12	$ 9.14

1	Par value $0.01 (unlimited authorizations)
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.
53

Harbor International & Global Funds
StatementS of Operations—Six Months Ended April 30, 2020 (Unaudited)

(All amounts in thousands)
	Harbor Diversified International All Cap Fund	Harbor Emerging Markets Equity Fund	Harbor Focused International Fund	Harbor Global Leaders Fund	Harbor International Fund	Harbor International Growth Fund	Harbor International Small Cap Fund	Harbor Overseas Fund
Investment Income
Dividends	$ 8,470	$ 836	$ 155	$ 574	$ 51,623	$ 2,700	$ 295	$ 362
Interest	61	10	9	13	163	36	8	1
Net securities lending income	25	—	—	—	76	11	—	—
Foreign taxes withheld	(853)	(123)	(18)	(20)	(4,754)	(269)	(27)	(36)
Total Investment Income	7,703	723	146	567	47,108	2,478	276	327
Operating Expenses
Management fees	2,859	469	105	399	19,058	2,134	169	97
12b-1 fees:
Administrative Class	8	—	N/A	3	59	—	—	N/A
Investor Class	11	3	—	26	534	41	1	—
Shareholder communications	9	3	2	4	250	13	3	3
Custodian fees	188	49	12	22	442	79	28	16
Transfer agent fees:	—	—	—	—	—	—	—	—
Retirement Class	50	5	1	1	121	14	1	1
Institutional Class	127	25	7	35	1,701	198	12	6
Administrative Class	3	—	N/A	1	23	—	—	N/A
Investor Class	10	3	—	23	470	36	—	—
Professional fees	37	13	1	5	149	20	4	4
Trustees' fees and expenses	19	2	1	3	136	14	1	1
Registration fees	39	32	25	33	70	38	37	26
Miscellaneous	10	5	5	5	47	9	4	4
Total expenses	3,370	609	159	560	23,060	2,596	260	158
Management fees waived	(462)	(74)	—	(27)	—	—	—	—
Transfer agent fees waived	(8)	(1)	—	(1)	(51)	(6)	—	—
Other expenses reimbursed	(124)	(49)	(46)	(39)	(3,075)	(167)	(74)	(53)
Custodian fees reduction	—	—	—	—	(2)	—	—	—
Net expenses	2,776	485	113	493	19,932	2,423	186	105
Net Investment Income/(Loss)	4,927	238	33	74	27,176	55	90	222
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments(net of foreign capital gains tax: $0,$0,$0,$0,$0,$67,$0 and $0)	(7,985)	(5,454)	158	8,026	(20,998)	(4,349)	200	(431)
Foreign currency transactions	(66)	(22)	(13)	17	400	(13)	(24)	(59)
Change in net unrealized appreciation/(depreciation) on:
Investments(net of foreign capital gains tax accrual: $0,$25,$8,$0,$0,$203,$0 and $0)	(131,381)	(9,177)	(1,746)	(7,418)	(771,748)	(34,141)	(6,926)	(2,104)
Purchased options	(4)	—	—	—	(43)	—	—	—
Translations of assets and liabilities in foreign currencies	114	(1)	—	2	(412)	(9)	4	(1)
Net gain/(loss) on investment transactions	(139,322)	(14,654)	(1,601)	627	(792,801)	(38,512)	(6,746)	(2,595)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(134,395)	$(14,416)	$(1,568)	$ 701	$(765,625)	$(38,457)	$(6,656)	$(2,373)
The accompanying notes are an integral part of the Financial Statements.

54

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55

Harbor International & Global Funds
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor Diversified International All Cap Fund		Harbor Emerging Markets Equity Fund		Harbor Focused International Fund
	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	June 1, 2019[a] through October 31, 2019
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income/(loss)	$ 4,927	$ 17,441	$ 238	$ 1,291	$ 33	$ 61
Net realized gain/(loss) on investments	(8,051)	(12,713)	(5,476)	398	145	102
Change in net unrealized appreciation/(depreciation) of investments	(131,271)	76,189	(9,178)	11,588	(1,746)	1,801
Net increase/(decrease) in assets resulting from operations	(134,395)	80,917	(14,416)	13,277	(1,568)	1,964
Distributions to Shareholders
Retirement Class	(11,421)	(18,266)	(746)	(149)	(89)	—
Institutional Class	(5,596)	(9,595)	(710)	(585)	(83)	—
Administrative Class	(134)	(227)	—	(1)	N/A	N/A
Investor Class	(171)	(196)	(6)	(3)	—	—
Total distributions to shareholders	(17,322)	(28,284)	(1,462)	(738)	(172)	—
Net Increase/(Decrease) Derived from Capital Share Transactions	116,837	50,721	16,857	15,648	1,807	25,599
Net increase/(decrease) in net assets	(34,880)	103,354	979	28,187	67	27,563
Net Assets
Beginning of period	773,070	669,716	99,467	71,280	27,563	—
End of period	$ 738,190	$773,070	$100,446	$99,467	$27,630	$27,563

a	Inception
The accompanying notes are an integral part of the Financial Statements.

56

Harbor Global Leaders Fund		Harbor International Fund		Harbor International Growth Fund		Harbor International Small Cap Fund		Harbor Overseas Fund
November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	March 1, 2019[a] through October 31, 2019
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$ 74	$ 238	$ 27,176	$ 162,153	$ 55	$ 9,650	$ 90	$ 1,034	$ 222	$ 610
8,043	6,732	(20,598)	(672,620)	(4,362)	(2,753)	176	(551)	(490)	(786)
(7,416)	9,378	(772,203)	1,073,176	(34,150)	86,012	(6,922)	1,905	(2,105)	962
701	16,348	(765,625)	562,709	(38,457)	92,909	(6,656)	2,388	(2,373)	786

(750)	(165)	(41,891)	(886,406)	(2,810)	(755)	(453)	(326)	(345)	—
(4,438)	(819)	(117,395)	(2,278,752)	(7,466)	(2,750)	(724)	(1,897)	(333)	—
(108)	(26)	(1,880)	(33,262)	(7)	(2)	(9)	(10)	N/A	N/A
(1,182)	(307)	(13,237)	(286,043)	(524)	(118)	(11)	(21)	(1)	—
(6,478)	(1,317)	(174,403)	(3,484,463)	(10,807)	(3,625)	(1,197)	(2,254)	(679)	—
13,778	37,494	(490,257)	(3,648,830)	18,460	(23,133)	(5,257)	(13,683)	721	25,466
8,001	52,525	(1,430,285)	(6,570,584)	(30,804)	66,151	(13,110)	(13,549)	(2,331)	26,252

106,472	53,947	5,695,643	12,266,227	592,432	526,281	45,950	59,499	26,252	—
$114,473	$106,472	$ 4,265,358	$ 5,695,643	$561,628	$592,432	$ 32,840	$ 45,950	$23,921	$26,252
57

Harbor International & Global Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
	Harbor Diversified International All Cap Fund		Harbor Emerging Markets Equity Fund		Harbor Focused International Fund
	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	June 1, 2019[a] through October 31, 2019
	(Unaudited)		(Unaudited)		(Unaudited)
AMOUNT ($)
Retirement Class
Net proceeds from sale of shares	$107,629	$ 152,301	$ 3,443	$ 35,106	$1,176	$12,725
Reinvested distributions	11,169	17,966	746	149	89	—
Cost of shares reacquired	(33,311)	(123,556)	(5,753)	(3,054)	(90)	(7)
Net increase/(decrease) in net assets	$ 85,487	$ 46,711	$ (1,564)	$ 32,201	$1,175	$12,718
Institutional Class
Net proceeds from sale of shares	$ 43,438	$ 50,697	$18,644	$ 16,850	$ 675	$12,849
Reinvested distributions	5,290	9,578	703	580	82	—
Cost of shares reacquired	(16,839)	(59,775)	(5,960)	(33,526)	(127)	—
Net increase/(decrease) in net assets	$ 31,889	$ 500	$13,387	$(16,096)	$ 630	$12,849
Administrative Class
Net proceeds from sale of shares	$ 914	$ 1,450	$ 1	$ 30	N/A	N/A
Reinvested distributions	134	227	—	1	N/A	N/A
Cost of shares reacquired	(529)	(1,097)	(1)	(301)	N/A	N/A
Net increase/(decrease) in net assets	$ 519	$ 580	$ —	$ (270)	N/A	N/A
Investor Class
Net proceeds from sale of shares	$ 1,169	$ 3,854	$ 5,166	$ 214	$ 13	$ 32
Reinvested distributions	171	196	6	3	—	—
Cost of shares reacquired	(2,398)	(1,120)	(138)	(404)	(11)	—
Net increase/(decrease) in net assets	$ (1,058)	$ 2,930	$ 5,034	$ (187)	$ 2	$ 32

a	Inception
The accompanying notes are an integral part of the Financial Statements.

58

Harbor Global Leaders Fund		Harbor International Fund		Harbor International Growth Fund		Harbor International Small Cap Fund		Harbor Overseas Fund
November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	March 1, 2019[a] through October 31, 2019
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$ 1,680	$ 4,290	$ 104,625	$ 257,506	$ 5,113	$ 40,186	$ 4,112	$ 16,458	$ 155	$12,695
750	165	40,800	850,774	2,567	754	453	325	345	—
(846)	(855)	(138,007)	(1,812,424)	(9,219)	(9,981)	(11,701)	(5,791)	(134)	(2)
$ 1,584	$ 3,600	$ 7,418	$ (704,144)	$ (1,539)	$ 30,959	$ (7,136)	$ 10,992	$ 366	$12,693

$ 35,158	$ 48,658	$ 169,210	$ 460,391	$ 91,029	$ 83,460	$ 1,558	$ 14,852	$ 21	$12,807
4,296	773	108,612	2,078,310	6,489	2,429	640	1,876	333	—
(29,651)	(20,776)	(612,574)	(5,342,349)	(76,035)	(136,828)	(310)	(41,253)	(10)	(64)
$ 9,803	$ 28,655	$(334,752)	$(2,803,648)	$ 21,483	$ (50,939)	$ 1,888	$(24,525)	$ 344	$12,743

$ 1,216	$ 1,787	$ 2,391	$ 17,911	$ 37	$ 98	$ —	$ 32	N/A	N/A
108	26	1,871	32,597	6	2	9	10	N/A	N/A
(1,790)	(153)	(56,022)	(42,730)	(52)	(100)	—	—	N/A	N/A
$ (466)	$ 1,660	$ (51,760)	$ 7,778	$ (9)	$ —	$ 9	$ 42	N/A	N/A

$ 5,738	$ 6,208	$ 11,171	$ 46,031	$ 2,739	$ 4,712	$ 11	$ 21	$ 10	$ 31
1,182	307	13,114	282,826	523	117	10	21	1	—
(4,063)	(2,936)	(135,448)	(477,673)	(4,737)	(7,982)	(39)	(234)	—	(1)
$ 2,857	$ 3,579	$(111,163)	$ (148,816)	$ (1,475)	$ (3,153)	$ (18)	$ (192)	$ 11	$ 30
59

Harbor International & Global Funds
Statements of Changes in Net Assets—Capital Stock Activity—Continued

(All amounts in thousands)
	Harbor Diversified International All Cap Fund		Harbor Emerging Markets Equity Fund		Harbor Focused International Fund
	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	June 1, 2019[a] through October 31, 2019
	(Unaudited)		(Unaudited)		(Unaudited)
SHARES
Retirement Class
Shares sold	11,128	14,562	353	3,460	107	1,271
Shares issued due to reinvestment of distributions	965	1,876	65	16	8	—
Shares reacquired	(3,290)	(12,080)	(553)	(289)	(9)	—
Net increase/(decrease) in shares outstanding	8,803	4,358	(135)	3,187	106	1,271
Institutional Class
Shares sold	4,640	4,900	2,160	1,646	65	1,284
Shares issued due to reinvestment of distributions	457	998	61	62	7	—
Shares reacquired	(1,682)	(5,715)	(576)	(3,262)	(13)	—
Net increase/(decrease) in shares outstanding	3,415	183	1,645	(1,554)	59	1,284
Administrative Class
Shares sold	100	140	—	3	N/A	N/A
Shares issued due to reinvestment of distributions	11	24	—	—	N/A	N/A
Shares reacquired	(57)	(105)	—	(28)	N/A	N/A
Net increase/(decrease) in shares outstanding	54	59	—	(25)	N/A	N/A
Investor Class
Shares sold	125	387	465	21	1	3
Shares issued due to reinvestment of distributions	15	21	1	—	—	—
Shares reacquired	(275)	(113)	(13)	(38)	(1)	—
Net increase/(decrease) in shares outstanding	(135)	295	453	(17)	—	3

a	Inception
The accompanying notes are an integral part of the Financial Statements.

60

Harbor Global Leaders Fund		Harbor International Fund		Harbor International Growth Fund		Harbor International Small Cap Fund		Harbor Overseas Fund
November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	March 1, 2019[a] through October 31, 2019
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

55	151	3,358	6,796	335	2,641	339	1,336	15	1,269
25	7	1,021	25,283	152	58	35	30	33	—
(28)	(29)	(3,821)	(45,116)	(583)	(671)	(968)	(475)	(13)	—
52	129	558	(13,037)	(96)	2,028	(594)	891	35	1,269

1,290	1,728	4,831	11,073	5,999	5,773	134	1,262	2	1,281
140	32	2,706	61,525	383	188	50	171	31	—
(974)	(722)	(16,669)	(122,208)	(4,985)	(9,476)	(26)	(3,439)	(1)	(7)
456	1,038	(9,132)	(49,610)	1,397	(3,515)	158	(2,006)	32	1,274

40	61	64	419	2	7	—	3	N/A	N/A
3	1	46	959	—	—	—	1	N/A	N/A
(59)	(5)	(1,417)	(1,120)	(3)	(7)	—	—	N/A	N/A
(16)	57	(1,307)	258	(1)	—	—	4	N/A	N/A

200	224	314	1,183	176	322	1	2	1	3
40	13	329	8,448	31	9	1	2	—	—
(149)	(108)	(3,716)	(11,963)	(298)	(564)	(4)	(20)	—	—
91	129	(3,073)	(2,332)	(91)	(233)	(2)	(16)	1	3
61

Harbor International & Global Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND
	Retirement Class
	6-Month Period Ended April 30, 2020	Year Ended October 31,
		2019	2018	2017	2016 [f]
	(Unaudited)
Net asset value beginning of period	$ 11.17	$ 10.41	$ 11.79	$ 9.77	$ 9.21
Income from Investment Operations
Net investment income/(loss)[a,e]	0.07	0.26	0.21	0.14	0.06
Net realized and unrealized gains/(losses) on investments	(1.92)	0.92	(1.19)	2.01	0.50
Total from investment operations	(1.85)	1.18	(0.98)	2.15	0.56
Less Distributions
Dividends from net investment income	(0.25)	(0.13)	(0.12)	(0.13)	—
Distributions from net realized capital gains	—	(0.29)	(0.28)	—	—
Total distributions	(0.25)	(0.42)	(0.40)	(0.13)	—
Net asset value end of period	9.07	11.17	10.41	11.79	9.77
Net assets end of period (000s)	$485,437	$499,288	$420,056	$92,442	$1,786
Ratios and Supplemental Data (%)
Total return[b]	(17.05)% [c]	11.99%	(8.55)%	22.35%	6.08% [c]
Ratio of total expenses to average net assets^	0.85 [d]	0.87	0.90	0.99	1.17 [d]
Ratio of net expenses to average net assets[a]	0.69 [d]	0.68	0.74	0.77	0.80 [d]
Ratio of net investment income to average net assets[a]	1.32 [d]	2.42	1.87	1.27	0.97 [d]
Portfolio turnover	7 [c]	22	42	46	68 [c]

	Administrative Class
	6-Month Period Ended April 30, 2020	Year Ended October 31,
		2019	2018	2017	2016 [g]
	(Unaudited)
Net asset value beginning of period	$ 11.14	$ 10.39	$ 11.76	$ 9.75	$10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.05	0.22	0.22	0.14	0.13
Net realized and unrealized gains/(losses) on investments	(1.91)	0.92	(1.22)	1.97	(0.38)
Total from investment operations	(1.86)	1.14	(1.00)	2.11	(0.25)
Less Distributions
Dividends from net investment income	(0.22)	(0.10)	(0.09)	(0.10)	— *
Distributions from net realized capital gains	—	(0.29)	(0.28)	—	—
Total distributions	(0.22)	(0.39)	(0.37)	(0.10)	— *
Net asset value end of period	9.06	11.14	10.39	11.76	9.75
Net assets end of period (000s)	$ 6,026	$ 6,800	$ 5,734	$ 310	$ 246
Ratios and Supplemental Data (%)
Total return[b]	(17.15)% [c]	11.58%	(8.76)%	21.91%	(2.49)% [c]
Ratio of total expenses to average net assets^	1.18 [d]	1.20	1.23	1.32	1.46 [d]
Ratio of net expenses to average net assets[a]	1.02 [d]	1.01	1.06	1.10	1.10 [d]
Ratio of net investment income to average net assets[a]	1.00 [d]	2.06	1.96	1.29	1.39 [d]
Portfolio turnover	7 [c]	22	42	46	68 [c]
See page 76 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

62

Institutional Class
6-Month Period Ended April 30, 2020	Year Ended October 31,
	2019	2018	2017	2016 [g]
(Unaudited)
$ 11.17	$ 10.41	$ 11.79	$ 9.77	$ 10.00

0.07	0.25	0.20	0.17	0.20
(1.92)	0.92	(1.18)	1.98	(0.42)
(1.85)	1.17	(0.98)	2.15	(0.22)

(0.24)	(0.12)	(0.12)	(0.13)	(0.01)
—	(0.29)	(0.28)	—	—
(0.24)	(0.41)	(0.40)	(0.13)	(0.01)
9.08	11.17	10.41	11.79	9.77
$240,527	$257,860	$238,470	$225,473	$150,263

(17.02)% [c]	11.90%	(8.62)%	22.29%	(2.25)% [c]
0.93 [d]	0.95	0.98	1.07	1.22 [d]
0.77 [d]	0.76	0.82	0.85	0.85 [d]
1.25 [d]	2.34	1.72	1.59	2.13 [d]
7 [c]	22	42	46	68 [c]

Investor Class
6-Month Period Ended April 30, 2020	Year Ended October 31,
	2019	2018	2017	2016 [g]
(Unaudited)
$ 11.08	$ 10.33	$ 11.71	$ 9.74	$ 10.00

0.04	0.21	0.15	0.14	0.12
(1.90)	0.91	(1.17)	1.96	(0.38)
(1.86)	1.12	(1.02)	2.10	(0.26)

(0.20)	(0.08)	(0.08)	(0.13)	—
—	(0.29)	(0.28)	—	—
(0.20)	(0.37)	(0.36)	(0.13)	—
9.02	11.08	10.33	11.71	9.74
$ 6,200	$ 9,122	$ 5,456	$ 5,195	$ 329

(17.15)% [c]	11.43%	(8.93)%	21.82%	(2.60)% [c]
1.30 [d]	1.32	1.35	1.44	1.59 [d]
1.14 [d]	1.13	1.19	1.22	1.22 [d]
0.86 [d]	1.99	1.34	1.31	1.28 [d]
7 [c]	22	42	46	68 [c]
63

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR EMERGING MARKETS EQUITY FUND
	Retirement Class
	6-Month Period Ended April 30, 2020	Year Ended October 31,
		2019	2018	2017	2016 [f]
	(Unaudited)
Net asset value beginning of period	$ 11.01	$ 9.57	$ 10.83	$ 8.59	$ 6.90
Income from Investment Operations
Net investment income/(loss)[a,e]	0.03	0.21	0.12	0.13	0.05
Net realized and unrealized gains/(losses) on investments	(1.74)	1.32	(1.27)	2.21	1.64
Total from investment operations	(1.71)	1.53	(1.15)	2.34	1.69
Less Distributions
Dividends from net investment income	(0.17)	(0.09)	(0.11)	(0.10)	—
Distributions from net realized capital gains	—	—	—	—	—
Total distributions	(0.17)	(0.09)	(0.11)	(0.10)	—
Net asset value end of period	9.13	11.01	9.57	10.83	8.59
Net assets end of period (000s)	$39,455	$49,052	$12,146	$4,232	$1,335
Ratios and Supplemental Data (%)
Total return[b]	(15.86)% [c]	16.21%	(10.71)%	27.62%	24.49% [c]
Ratio of total expenses to average net assets^	1.18 [d]	1.22	1.26	1.35	1.45 [d]
Ratio of net expenses to average net assets[a]	0.93 [d]	1.02	1.07	1.08	1.10 [d]
Ratio of net investment income to average net assets[a]	0.52 [d]	2.05	0.16	1.32	0.95 [d]
Portfolio turnover	35 [c]	53	56	59	49 [c]

	Administrative Class
	6-Month Period Ended April 30, 2020	Year Ended October 31,
		2019	2018	2017	2016	2015
	(Unaudited)
Net asset value beginning of period	$ 11.14	$ 9.55	$ 10.80	$ 8.58	$ 7.87	$ 10.03
Income from Investment Operations
Net investment income/(loss)[a,e]	0.01	0.02	0.08	0.08	0.05	0.04
Net realized and unrealized gains/(losses) on investments	(1.79)	1.62	(1.25)	2.22	0.71	(2.18)
Total from investment operations	(1.78)	1.64	(1.17)	2.30	0.76	(2.14)
Less Distributions
Dividends from net investment income	—	(0.05)	(0.08)	(0.08)	(0.05)	(0.02)
Distributions from net realized capital gains	—	—	—	—	—	—
Total distributions	—	(0.05)	(0.08)	(0.08)	(0.05)	(0.02)
Net asset value end of period	9.36	11.14	9.55	10.80	8.58	7.87
Net assets end of period (000s)	$ 4	$ 5	$ 249	$ 275	$ 217	$ 197
Ratios and Supplemental Data (%)
Total return[b]	(15.98)% [c]	17.30%	(10.91)%	27.04%	9.81%	(21.36)%
Ratio of total expenses to average net assets^	1.51 [d]	1.54	1.59	1.68	1.74	1.72
Ratio of net expenses to average net assets[a]	1.26 [d]	1.40	1.40	1.40	1.40	1.43
Ratio of net investment income to average net assets[a]	0.20 [d]	0.16	0.77	0.85	0.69	0.49
Portfolio turnover	35 [c]	53	56	59	49	58
See page 76 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

64

Institutional Class
6-Month Period Ended April 30, 2020	Year Ended October 31,
	2019	2018	2017	2016	2015
(Unaudited)
$ 11.01	$ 9.57	$ 10.83	$ 8.59	$ 7.89	$ 10.05

0.02	0.12	0.14	0.11	0.07	0.08
(1.74)	1.41	(1.30)	2.22	0.71	(2.19)
(1.72)	1.53	(1.16)	2.33	0.78	(2.11)

(0.16)	(0.09)	(0.10)	(0.09)	(0.08)	(0.05)
—	—	—	—	—	—
(0.16)	(0.09)	(0.10)	(0.09)	(0.08)	(0.05)
9.13	11.01	9.57	10.83	8.59	7.89
$56,430	$49,891	$58,271	$51,849	$36,390	$41,927

(15.93)% [c]	16.13%	(10.77)%	27.54%	9.99%	(21.10)%
1.26 [d]	1.30	1.34	1.43	1.49	1.47
1.01 [d]	1.12	1.15	1.15	1.15	1.17
0.45 [d]	1.13	1.28	1.13	0.93	0.90
35 [c]	53	56	49	49	58

Investor Class
6-Month Period Ended April 30, 2020	Year Ended October 31,
	2019	2018	2017	2016	2015
(Unaudited)
$ 10.96	$ 9.53	$ 10.78	$ 8.56	$ 7.85	$ 10.01

0.02	0.09	0.09	0.07	0.05	0.04
(1.74)	1.39	(1.27)	2.22	0.70	(2.18)
(1.72)	1.48	(1.18)	2.29	0.75	(2.14)

(0.12)	(0.05)	(0.07)	(0.07)	(0.04)	(0.02)
—	—	—	—	—	—
(0.12)	(0.05)	(0.07)	(0.07)	(0.04)	(0.02)
9.12	10.96	9.53	10.78	8.56	7.85
$ 4,557	$ 519	$ 614	$ 700	$ 482	$ 406

(15.94)% [c]	15.56%	(11.03)%	27.00%	9.69%	(21.45)%
1.63 [d]	1.67	1.71	1.80	1.86	1.84
1.38 [d]	1.49	1.52	1.52	1.52	1.55
0.33 [d]	0.87	0.82	0.75	0.69	0.40
35 [c]	53	56	59	49	58
65

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR FOCUSED INTERNATIONAL FUND
	Retirement Class		Institutional Class
	6-Month Period Ended April 30, 2020	Period Ended October 31, 2019[j]	6-Month Period Ended April 30, 2020	Period Ended October 31, 2019[j]
	(Unaudited)		(Unaudited)
Net asset value beginning of period	$ 10.78	$ 10.00	$ 10.78	$ 10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.01	0.03	0.01	0.02
Net realized and unrealized gains/(losses) on investments	(0.57)	0.75	(0.58)	0.76
Total from investment operations	(0.56)	0.78	(0.57)	0.78
Less Distributions
Dividends from net investment income	(0.02)	—	(0.01)	—
Distributions from net realized capital gains	(0.05)	—	(0.05)	—
Total distributions	(0.07)	—	(0.06)	—
Net asset value end of period	10.15	10.78	10.15	10.78
Net assets end of period (000s)	$13,972	$13,696	$13,625	$13,833
Ratios and Supplemental Data (%)
Total return[b]	(5.25)% [c]	7.80% [c]	(5.30)% [c]	7.80% [c]
Ratio of total expenses to average net assets^	1.10 [d]	2.15 [d]	1.18 [d]	2.23 [d]
Ratio of net expenses to average net assets[a]	0.77 [d]	0.77 [d]	0.85 [d]	0.85 [d]
Ratio of net investment income to average net assets[a]	0.27 [d]	0.60 [d]	0.19 [d]	0.52 [d]
Portfolio turnover	29 [c]	37 [c]	29 [c]	37 [c]
See page 76 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

66

Investor Class
6-Month Period Ended April 30, 2020	Period Ended October 31, 2019[j]
(Unaudited)
$10.76	$10.00

(0.01)	0.01
(0.57)	0.75
(0.58)	0.76

—	—
(0.05)	—
(0.05)	—
10.13	10.76
$ 33	$ 34

(5.41)% [c]	7.60% [c]
1.55 [d]	2.60 [d]
1.22 [d]	1.22 [d]
(0.11) [d]	0.15 [d]
29 [c]	37 [c]
67

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR GLOBAL LEADERS FUND
	Retirement Class
	6-Month Period Ended April 30, 2020	Year Ended October 31,
		2019	2018	2017 [k]	2016 [f]
	(Unaudited)
Net asset value beginning of period	$ 30.81	$ 25.52	$25.33	$20.29	$19.79
Income from Investment Operations
Net investment income/(loss)[a,e]	0.06	0.13	0.02	0.08	(0.03)
Net realized and unrealized gains/(losses) on investments	(0.66)	5.76	2.40	4.96	0.53
Total from investment operations	(0.60)	5.89	2.42	5.04	0.50
Less Distributions
Dividends from net investment income	(0.09)	—	(0.03)	—	—
Distributions from net realized capital gains	(1.74)	(0.60)	(2.20)	—	—
Total distributions	(1.83)	(0.60)	(2.23)	—	—
Net asset value end of period	28.38	30.81	25.52	25.33	20.29
Net assets end of period (000s)	$12,743	$12,245	$6,846	$4,376	$1,713
Ratios and Supplemental Data (%)
Total return[b]	(2.39)% [c]	23.72%	10.01%	24.84%	2.53% [c]
Ratio of total expenses to average net assets^	0.91 [d]	0.92	0.96	1.13	1.00 [d]
Ratio of net expenses to average net assets[a]	0.78 [d]	0.80	0.82	0.83	0.85 [d]
Ratio of net investment income to average net assets[a]	0.40 [d]	0.46	0.09	0.32	(0.18) [d]
Portfolio turnover	30 [c]	47	20	123	76 [c]

	Administrative Class
	6-Month Period Ended April 30, 2020	Year Ended October 31,
		2019	2018	2017 [k]	2016	2015
	(Unaudited)
Net asset value beginning of period	$30.15	$25.06	$24.97	$20.06	$21.65	$23.63
Income from Investment Operations
Net investment income/(loss)[a,e]	— *	0.06	(0.05)	(0.04)	(0.05)	(0.07)
Net realized and unrealized gains/(losses) on investments	(0.64)	5.63	2.34	4.95	(0.82)	0.66
Total from investment operations	(0.64)	5.69	2.29	4.91	(0.87)	0.59
Less Distributions
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized capital gains	(1.74)	(0.60)	(2.20)	—	(0.72)	(2.57)
Total distributions	(1.74)	(0.60)	(2.20)	—	(0.72)	(2.57)
Net asset value end of period	27.77	30.15	25.06	24.97	20.06	21.65
Net assets end of period (000s)	$2,373	$3,050	$1,111	$1,204	$1,253	$1,198
Ratios and Supplemental Data (%)
Total return[b]	(2.57)% [c]	23.35%	9.61%	24.48%	(4.17)%	2.74%
Ratio of total expenses to average net assets^	1.24 [d]	1.25	1.29	1.46	1.29	1.26
Ratio of net expenses to average net assets[a]	1.11 [d]	1.13	1.15	1.15	1.15	1.15
Ratio of net investment income to average net assets[a]	(0.03) [d]	0.22	(0.21)	(0.13)	(0.23)	(0.31)
Portfolio turnover	30 [c]	47	20	123	76	106
See page 76 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

68

Institutional Class
6-Month Period Ended April 30, 2020	Year Ended October 31,
	2019	2018	2017 [k]	2016	2015
(Unaudited)
$ 30.75	$ 25.49	$ 25.31	$ 20.29	$ 21.83	$ 23.79

0.05	0.11	0.01	0.03	0.01	(0.01)
(0.67)	5.75	2.38	4.99	(0.83)	0.65
(0.62)	5.86	2.39	5.02	(0.82)	0.64

(0.07)	—	(0.01)	—	—	(0.03)
(1.74)	(0.60)	(2.20)	—	(0.72)	(2.57)
(1.81)	(0.60)	(2.21)	—	(0.72)	(2.60)
28.32	30.75	25.49	25.31	20.29	21.83
$79,607	$72,429	$33,574	$29,034	$25,471	$34,402

(2.45)% [c]	23.63%	9.90%	24.74%	(3.90)%	2.97%
0.99 [d]	1.00	1.04	1.21	1.04	1.01
0.86 [d]	0.88	0.90	0.90	0.90	0.90
0.34 [d]	0.37	0.03	0.14	0.04	(0.06)
30 [c]	47	20	123	76	106

Investor Class
6-Month Period Ended April 30, 2020	Year Ended October 31,
	2019	2018	2017 [k]	2016	2015
(Unaudited)
$ 29.74	$ 24.76	$ 24.72	$ 19.89	$ 21.49	$ 23.51

(0.01)	(0.01)	(0.09)	(0.06)	(0.07)	(0.10)
(0.64)	5.59	2.33	4.89	(0.81)	0.65
(0.65)	5.58	2.24	4.83	(0.88)	0.55

—	—	—	—	—	—
(1.74)	(0.60)	(2.20)	—	(0.72)	(2.57)
(1.74)	(0.60)	(2.20)	—	(0.72)	(2.57)
27.35	29.74	24.76	24.72	19.89	21.49
$19,750	$18,748	$12,416	$11,364	$10,659	$13,693

(2.64)% [c]	23.18%	9.50%	24.28%	(4.25)%	2.57%
1.36 [d]	1.37	1.41	1.58	1.41	1.38
1.23 [d]	1.25	1.27	1.27	1.27	1.27
(0.06) [d]	(0.03)	(0.35)	(0.25)	(0.35)	(0.44)
30 [c]	47	20	123	76	106
69

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR INTERNATIONAL FUND
	Retirement Class
	6-Month Period Ended April 30, 2020	Year Ended October 31,
		2019	2018 [l]	2017	2016 [f]
	(Unaudited)
Net asset value beginning of period	$ 39.00	$ 58.31	$ 69.91	$ 60.32	$ 57.14
Income from Investment Operations
Net investment income/(loss)[a,e]	0.22	0.91	1.21	0.94	0.68
Net realized and unrealized gains/(losses) on investments	(5.90)	1.62	(8.51)	9.85	2.50
Total from investment operations	(5.68)	2.53	(7.30)	10.79	3.18
Less Distributions
Dividends from net investment income	(1.29)	(0.97)	(1.30)	(1.20)	—
Distributions from net realized capital gains	—	(20.87)	(3.00)	—	—
Total distributions	(1.29)	(21.84)	(4.30)	(1.20)	—
Net asset value end of period	32.03	39.00	58.31	69.91	60.32
Net assets end of period (000s)	$1,085,359	$1,299,776	$2,703,360	$2,657,442	$739,842
Ratios and Supplemental Data (%)
Total return[b]	(15.23)% [c]	10.29%	(11.24)%	18.30%	5.57% [c]
Ratio of total expenses to average net assets^	0.81 [d]	0.80	0.74	0.74	0.74 [d]
Ratio of net expenses to average net assets[a]	0.69 [d]	0.67	0.64	0.73	0.72 [d]
Ratio of net investment income to average net assets[a]	1.21 [d]	2.33	1.80	1.42	1.68 [d]
Portfolio turnover	5 [c]	12	64	13	14 [c]

	Administrative Class
	6-Month Period Ended April 30, 2020	Year Ended October 31,
		2019	2018 [l]	2017	2016	2015
	(Unaudited)
Net asset value beginning of period	$ 39.26	$ 58.08	$ 69.57	$ 59.99	$ 65.32	$ 67.48
Income from Investment Operations
Net investment income/(loss)[a,e]	0.05	0.76	0.88	0.79	0.79	1.04
Net realized and unrealized gains/(losses) on investments	(5.86)	1.70	(8.37)	9.77	(3.44)	(2.20)
Total from investment operations	(5.81)	2.46	(7.49)	10.56	(2.65)	(1.16)
Less Distributions
Dividends from net investment income	(1.14)	(0.41)	(1.00)	(0.98)	(0.91)	(1.00)
Distributions from net realized capital gains	—	(20.87)	(3.00)	—	(1.77)	—
Total distributions	(1.14)	(21.28)	(4.00)	(0.98)	(2.68)	(1.00)
Net asset value end of period	32.31	39.26	58.08	69.57	59.99	65.32
Net assets end of period (000s)	$16,204	$70,981	$90,009	$398,584	$510,575	$831,967
Ratios and Supplemental Data (%)
Total return[b]	(15.38)% [c]	9.94%	(11.53)%	17.93%	(3.97)%	(1.73)%
Ratio of total expenses to average net assets^	1.14 [d]	1.13	1.07	1.06	1.04	1.01
Ratio of net expenses to average net assets[a]	1.02 [d]	1.00	0.97	1.05	1.02	0.99
Ratio of net investment income to average net assets[a]	0.26 [d]	1.94	1.30	1.22	1.33	1.54
Portfolio turnover	5 [c]	12	64	13	14	25
See page 76 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

70

Institutional Class
6-Month Period Ended April 30, 2020	Year Ended October 31,
	2019	2018 [l]	2017	2016	2015
(Unaudited)
$ 39.12	$ 58.31	$ 69.90	$ 60.30	$ 65.67	$ 68.09

0.20	0.84	1.04	0.97	0.99	1.22
(5.92)	1.67	(8.39)	9.79	(3.51)	(2.22)
(5.72)	2.51	(7.35)	10.76	(2.52)	(1.00)

(1.25)	(0.83)	(1.24)	(1.16)	(1.08)	(1.42)
—	(20.87)	(3.00)	—	(1.77)	—
(1.25)	(21.70)	(4.24)	(1.16)	(2.85)	(1.42)
32.15	39.12	58.31	69.90	60.30	65.67
$2,841,272	$3,814,616	$8,577,147	$27,401,853	$33,201,899	$41,195,827

(15.26)% [c]	10.18%	(11.31)%	18.24%	(3.74)%	(1.48)%
0.89 [d]	0.88	0.82	0.81	0.79	0.76
0.77 [d]	0.75	0.72	0.80	0.77	0.74
1.09 [d]	2.11	1.53	1.51	1.66	1.80
5 [c]	12	64	13	14	25

Investor Class
6-Month Period Ended April 30, 2020	Year Ended October 31,
	2019	2018 [l]	2017	2016	2015
(Unaudited)
$ 38.65	$ 57.66	$ 69.14	$ 59.61	$ 64.86	$ 67.23

0.12	0.70	0.81	0.72	0.73	0.96
(5.87)	1.65	(8.33)	9.71	(3.43)	(2.19)
(5.75)	2.35	(7.52)	10.43	(2.70)	(1.23)

(1.06)	(0.49)	(0.96)	(0.90)	(0.78)	(1.14)
—	(20.87)	(3.00)	—	(1.77)	—
(1.06)	(21.36)	(3.96)	(0.90)	(2.55)	(1.14)
31.84	38.65	57.66	69.14	59.61	64.86
$ 322,523	$ 510,270	$ 895,711	$ 1,798,228	$ 2,188,360	$ 3,756,852

(15.42)% [c]	9.80%	(11.65)%	17.79%	(4.09)%	(1.84)%
1.26 [d]	1.25	1.19	1.18	1.16	1.13
1.14 [d]	1.12	1.09	1.17	1.14	1.11
0.64 [d]	1.80	1.21	1.13	1.23	1.43
5 [c]	12	64	13	14	25
71

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR INTERNATIONAL GROWTH FUND
	Retirement Class
	6-Month Period Ended April 30, 2020	Year Ended October 31,
		2019	2018	2017	2016 [f]
	(Unaudited)
Net asset value beginning of period	$ 16.14	$ 13.70	$ 15.71	$ 12.90	$11.76
Income from Investment Operations
Net investment income/(loss)[a,e]	0.01	0.30	0.17	0.17	0.09
Net realized and unrealized gains/(losses) on investments	(1.02)	2.25	(1.99)	2.81	1.05
Total from investment operations	(1.01)	2.55	(1.82)	2.98	1.14
Less Distributions
Dividends from net investment income	(0.32)	(0.11)	(0.19)	(0.17)	—
Distributions from net realized capital gains	—	—	—	—	—
Total distributions	(0.32)	(0.11)	(0.19)	(0.17)	—
Net asset value end of period	14.81	16.14	13.70	15.71	12.90
Net assets end of period (000s)	$130,025	$143,276	$93,815	$24,872	$2,360
Ratios and Supplemental Data (%)
Total return[b]	(6.52)% [c]	18.81%	(11.74)%	23.52%	9.69% [c]
Ratio of total expenses to average net assets^	0.83 [d]	0.83	0.81	0.84	0.86 [d]
Ratio of net expenses to average net assets[a]	0.77 [d]	0.77	0.77	0.77	0.80 [d]
Ratio of net investment income to average net assets[a]	0.07 [d]	2.01	1.07	1.19	1.06 [d]
Portfolio turnover	12 [c]	16	17	13	19 [c]

	Administrative Class
	6-Month Period Ended April 30, 2020	Year Ended October 31,
		2019	2018	2017	2016	2015
	(Unaudited)
Net asset value beginning of period	$16.10	$13.66	$ 15.67	$12.87	$12.63	$12.66
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.02)	0.22	0.08	0.09	0.16	0.15
Net realized and unrealized gains/(losses) on investments	(1.02)	2.28	(1.95)	2.84	0.12	(0.03)
Total from investment operations	(1.04)	2.50	(1.87)	2.93	0.28	0.12
Less Distributions
Dividends from net investment income	(0.27)	(0.06)	(0.14)	(0.13)	(0.04)	(0.15)
Distributions from net realized capital gains	—	—	—	—	—	—
Total distributions	(0.27)	(0.06)	(0.14)	(0.13)	(0.04)	(0.15)
Net asset value end of period	14.79	16.10	13.66	15.67	12.87	12.63
Net assets end of period (000s)	$ 346	$ 390	$ 330	$ 466	$ 333	$ 329
Ratios and Supplemental Data (%)
Total return[b]	(6.70)% [c]	18.45%	(12.03)%	23.08%	2.21%	0.96%
Ratio of total expenses to average net assets^	1.16 [d]	1.16	1.14	1.16	1.15	1.14
Ratio of net expenses to average net assets[a]	1.10 [d]	1.10	1.10	1.10	1.10	1.10
Ratio of net investment income to average net assets[a]	(0.23) [d]	1.50	0.51	0.66	1.25	1.20
Portfolio turnover	12 [c]	16	17	13	19	20
See page 76 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

72

Institutional Class
6-Month Period Ended April 30, 2020	Year Ended October 31,
	2019	2018	2017	2016	2015
(Unaudited)
$ 16.13	$ 13.69	$ 15.69	$ 12.89	$ 12.71	$ 12.75

— *	0.26	0.13	0.13	0.17	0.15
(1.02)	2.28	(1.95)	2.84	0.14	— *
(1.02)	2.54	(1.82)	2.97	0.31	0.15

(0.31)	(0.10)	(0.18)	(0.17)	(0.13)	(0.19)
—	—	—	—	—	—
(0.31)	(0.10)	(0.18)	(0.17)	(0.13)	(0.19)
14.80	16.13	13.69	15.69	12.89	12.71
$401,129	$414,528	$399,911	$362,035	$277,638	$254,461

(6.59)% [c]	18.73%	(11.75)%	23.38%	2.46%	1.22%
0.91 [d]	0.91	0.89	0.91	0.90	0.89
0.85 [d]	0.85	0.85	0.85	0.85	0.85
— *,d	1.75	0.84	0.92	1.36	1.19
12 [c]	16	17	13	19	20

Investor Class
6-Month Period Ended April 30, 2020	Year Ended October 31,
	2019	2018	2017	2016	2015
(Unaudited)
$ 16.00	$ 13.58	$ 15.57	$ 12.79	$ 12.60	$ 12.64

(0.03)	0.21	0.11	0.07	0.12	0.10
(1.01)	2.26	(1.98)	2.82	0.15	— *
(1.04)	2.47	(1.87)	2.89	0.27	0.10

(0.25)	(0.05)	(0.12)	(0.11)	(0.08)	(0.14)
—	—	—	—	—	—
(0.25)	(0.05)	(0.12)	(0.11)	(0.08)	(0.14)
14.71	16.00	13.58	15.57	12.79	12.60
$ 30,128	$ 34,238	$ 32,225	$ 14,913	$ 13,466	$ 15,978

(6.70)% [c]	18.29%	(12.12)%	22.89%	2.15%	0.81%
1.28 [d]	1.28	1.26	1.28	1.27	1.26
1.22 [d]	1.22	1.22	1.22	1.22	1.22
(0.37) [d]	1.40	0.69	0.54	0.99	0.79
12 [c]	16	17	13	19	20
73

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR INTERNATIONAL SMALL CAP FUND
	Retirement Class
	6-Month Period Ended April 30, 2020	Year Ended October 31,
		2019 [m]	2018	2017	2016 [h]
	(Unaudited)
Net asset value beginning of period	$ 12.49	$ 12.38	$13.90	$10.77	$10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.03	0.24	0.17	0.08	0.06
Net realized and unrealized gains/(losses) on investments	(2.02)	0.35	(1.50)	3.18	0.71
Total from investment operations	(1.99)	0.59	(1.33)	3.26	0.77
Less Distributions
Dividends from net investment income	(0.37)	(0.10)	(0.09)	(0.13)	—
Distributions from net realized capital gains	—	(0.38)	(0.10)	—	—
Total distributions	(0.37)	(0.48)	(0.19)	(0.13)	—
Net asset value end of period	10.13	12.49	12.38	13.90	10.77
Net assets end of period (000s)	$ 9,723	$19,408	$8,213	$7,671	$ 629
Ratios and Supplemental Data (%)
Total return[b]	(16.57)% [c]	5.23%	(9.71)%	30.67%	7.70% [c]
Ratio of total expenses to average net assets^	1.25 [d]	1.24	1.07	1.35	2.50 [d]
Ratio of net expenses to average net assets[a]	0.88 [d]	0.88	0.87	0.87	0.90 [d]
Ratio of net investment income to average net assets[a]	0.45 [d]	1.98	1.19	0.60	0.73 [d]
Portfolio turnover	19 [c]	178	53	44	35 [c]

	Administrative Class
	6-Month Period Ended April 30, 2020	Year Ended October 31,
		2019 [m]	2018	2017	2016 [h]
	(Unaudited)
Net asset value beginning of period	$ 12.46	$ 12.34	$ 13.87	$10.75	$10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.01	0.15	0.11	0.07	0.09
Net realized and unrealized gains/(losses) on investments	(2.03)	0.40	(1.49)	3.15	0.66
Total from investment operations	(2.02)	0.55	(1.38)	3.22	0.75
Less Distributions
Dividends from net investment income	(0.33)	(0.05)	(0.05)	(0.10)	—
Distributions from net realized capital gains	—	(0.38)	(0.10)	—	—
Total distributions	(0.33)	(0.43)	(0.15)	(0.10)	—
Net asset value end of period	10.11	12.46	12.34	13.87	10.75
Net assets end of period (000s)	$ 297	$ 356	$ 309	$ 371	$ 263
Ratios and Supplemental Data (%)
Total return[b]	(16.77)% [c]	4.90%	(10.06)%	30.25%	7.50% [c]
Ratio of total expenses to average net assets^	1.58 [d]	1.57	1.40	1.67	2.80 [d]
Ratio of net expenses to average net assets[a]	1.21 [d]	1.21	1.20	1.20	1.20 [d]
Ratio of net investment income to average net assets[a]	0.19 [d]	1.25	0.76	0.59	1.16 [d]
Portfolio turnover	19 [c]	178	53	44	35 [c]
See page 76 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

74

Institutional Class
6-Month Period Ended April 30, 2020	Year Ended October 31,
	2019 [m]	2018	2017	2016 [h]
(Unaudited)
$ 12.49	$ 12.37	$ 13.90	$ 10.77	$ 10.00

0.03	0.19	0.15	0.10	0.11
(2.04)	0.40	(1.50)	3.15	0.66
(2.01)	0.59	(1.35)	3.25	0.77

(0.35)	(0.09)	(0.08)	(0.12)	—
—	(0.38)	(0.10)	—	—
(0.35)	(0.47)	(0.18)	(0.12)	—
10.13	12.49	12.37	13.90	10.77
$22,497	$25,758	$50,358	$38,818	$17,509

(16.68)% [c]	5.25%	(9.83)%	30.59%	7.70% [c]
1.33 [d]	1.32	1.15	1.42	2.55 [d]
0.96 [d]	0.96	0.95	0.95	0.95 [d]
0.46 [d]	1.60	1.05	0.81	1.40 [d]
19 [c]	178	53	44	35 [c]

Investor Class
6-Month Period Ended April 30, 2020	Year Ended October 31,
	2019 [m]	2018	2017	2016 [h]
(Unaudited)
$ 12.45	$ 12.34	$ 13.86	$ 10.74	$ 10.00

— *	0.13	0.10	0.06	0.10
(2.02)	0.40	(1.48)	3.14	0.64
(2.02)	0.53	(1.38)	3.20	0.74

(0.31)	(0.04)	(0.04)	(0.08)	—
—	(0.38)	(0.10)	—	—
(0.31)	(0.42)	(0.14)	(0.08)	—
10.12	12.45	12.34	13.86	10.74
$ 323	$ 428	$ 619	$ 540	$ 287

(16.79)% [c]	4.70%	(10.08)%	30.10%	7.40% [c]
1.70 [d]	1.69	1.52	1.79	2.92 [d]
1.33 [d]	1.33	1.32	1.32	1.32 [d]
0.06 [d]	1.10	0.73	0.53	1.33 [d]
19 [c]	178	53	44	35 [c]
75

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR OVERSEAS FUND
	Retirement Class		Institutional Class
	6-Month Period Ended April 30, 2020	Period Ended October 31, 2019[i]	6-Month Period Ended April 30, 2020	Period Ended October 31, 2019[i]
	(Unaudited)		(Unaudited)
Net asset value beginning of period	$ 10.31	$ 10.00	$ 10.31	$ 10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.09	0.24	0.08	0.24
Net realized and unrealized gains/(losses) on investments	(0.98)	0.07	(0.98)	0.07
Total from investment operations	0.89	0.31	(0.90)	0.31
Less Distributions
Dividends from net investment income	(0.27)	—	(0.26)	—
Distributions from net realized capital gains	—	—	—	—
Total distributions	(0.27)	—	(0.26)	—
Net asset value end of period	9.15	10.31	9.15	10.31
Net assets end of period (000s)	$11,932	$13,090	$11,952	$13,131
Ratios and Supplemental Data (%)
Total return[b]	(9.00)% [c]	3.10% [c]	(9.07)% [c]	3.10% [c]
Ratio of total expenses to average net assets^	1.18 [d]	1.79 [d]	1.26 [d]	1.87 [d]
Ratio of net expenses to average net assets[a]	0.77 [d]	0.77 [d]	0.85 [d]	0.85 [d]
Ratio of net investment income to average net assets[a]	1.76 [d]	3.61 [d]	1.69 [d]	3.54 [d]
Portfolio turnover	33 [c]	73 [c]	33 [c]	73 [c]

*	Less than $0.01
^	Percentage does not reflect reduction for credit balance arrangements (see the “Custodian” section in Note 2 of the accompanying Notes to Financial Statements)
a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses
b	The total returns would have been lower had certain expenses not been waived during the periods shown.
c	Unannualized
d	Annualized
e	Amounts are based on daily average shares outstanding during the period.
f	For the period March 1, 2016 (inception) through October 31, 2016
g	For the period November 2, 2015 (inception) through October 31, 2016
h	For the period February 1, 2016 (inception) through October 31, 2016
i	For the period March 1, 2019 (inception) through October 31, 2019
j	For the period June 1, 2019 (inception) through October 31, 2019
k	Effective March 1, 2017, the Board of Trustees appointed Sands Capital Management, LLC as subadviser to Harbor Global Leaders Fund.
l	Effective August 22, 2018, the Board of Trustees appointed Marathon Asset Management LLP as subadviser to Harbor International Fund.
m	Effective May 23, 2019, the Board of Trustees appointed Cedar Street Asset Management LLC as subadviser to Harbor International Small Cap Fund.
The accompanying notes are an integral part of the Financial Statements.

76

Investor Class
6-Month Period Ended April 30, 2020	Period Ended October 31, 2019[i]
(Unaudited)
$10.28	$10.00

0.08	0.21
(0.99)	0.07
(0.91)	0.28

(0.23)	—
—	—
(0.23)	—
9.14	10.28
$ 37	$ 31

(9.19)% [c]	2.80% [c]
1.63 [d]	2.24 [d]
1.22 [d]	1.22 [d]
1.58 [d]	3.17 [d]
33 [c]	73 [c]
77

Harbor International & Global Funds
Notes to Financial Statements—April 30, 2020 (Unaudited)

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. As of April 30, 2020, the Trust consists of 38 separate portfolios. The portfolios covered by this report are: Harbor Diversified International All Cap Fund, Harbor Emerging Markets Equity Fund, Harbor Focused International Fund, Harbor Global Leaders Fund, Harbor International Fund, Harbor International Growth Fund, Harbor International Small Cap Fund, and Harbor Overseas Fund (individually or collectively referred to as a “Fund” or the “Funds," respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.
The Funds currently offer four classes of shares, designated as Retirement Class, Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the Funds and have equal rights with respect to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission (“SEC”) and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
The Trust’s valuation procedures permit the Funds to use a variety of valuation methodologies, consider a number of subjective factors, analyze applicable facts and circumstances and, in general, exercise judgment, when valuing Fund investments. The methodology used for a specific type of investment may vary based on the circumstances and relevant considerations, including available market data.
Equity securities (including common stock, preferred stock, and convertible preferred stock), exchange-traded funds and financial derivative instruments (such as futures contracts, options contracts, including rights and warrants and centrally cleared swap agreements) that are traded or cleared on a national securities exchange or system (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded or cleared as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section.
Short-term securities with a remaining maturity of less than 60 days at the time of acquisition that are held by a Fund are valued at amortized cost to the extent amortized cost represents fair value. Such securities are normally categorized as Level 2 in the fair value hierarchy.
Over-the-counter financial derivative instruments, such as forward currency contracts, options contracts, and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing vendor, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing vendor or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.
78

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing vendor to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy.
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2, and Level 3. The inputs or methodologies used for valuing securities are not necessarily indicative of the risk associated with investing in those securities. The assignment of an investment to Levels 1, 2, or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include each Fund’s own assumptions.
The categorization of investments into Levels 1, 2, or 3, and a summary of significant unobservable inputs used for Level 3 investments, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule. For fair valuations using significant unobservable inputs, if any, a reconciliation of the beginning to ending balances for reported fair values is provided at the end of each Fund’s Portfolio of Investments schedule that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period.
Each Fund used observable inputs in its valuation methodologies whenever they were available and deemed reliable.
Investment Income
Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities are amortized over the life of the respective securities (except for premiums on certain callable debt securities that are amortized to the earliest call date) using the effective yield method. Distributions from real estate investment trust securities are recorded as dividend income, and may be reclassified as capital gains and/or return of capital, based on the information reported by the issuer, when available.
Expenses
Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
79

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Class Allocations
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the expense rate(s) applicable to each class.
Securities Transactions
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
Taxes
Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
Each Fund may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2016–2018), including all positions expected to be taken upon filing the 2019 tax return, in all material jurisdictions where each Fund operates, and has concluded that no provision for income tax is required in the Funds’ financial statements. Each Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
Custodian
Each Fund has credit balance arrangements with its custodian whereby positive balances in demand deposit accounts used by the transfer and shareholder servicing agent for clearing shareholder transactions in the Fund generate credits that are applied against gross custody expenses. Such custodial expense reductions, if any, are reflected on the  respective Fund’s accompanying Statement of Operations.
Foreign Currency Contracts
A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. A forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date.
Foreign currency contracts are marked-to-market daily and any change in fair value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.
During the period, each Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. During the period, Harbor Global Leaders Fund and Harbor Overseas Fund used forward currency contracts to manage their exposure to changes in exchange rates or as a hedge against foreign exchange risk related to specific transactions or portfolio positions.
80

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Foreign Currency Translations
Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, when applicable, are translated into U.S. dollars based on the current exchange rates at period end.
Reported net realized gains and losses on foreign currency transactions, when applicable, represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities, when applicable, are included in the net realized and unrealized gain or loss on investments in the Statements of Operations.
Proceeds from Litigation
Each Fund may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/(loss) if the security has been disposed of by a Fund, or in unrealized gain/(loss) if the security is still held by a Fund.
Rights and Warrants
Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. Warrants are contracts that generally give the holder the right, but not the obligation, to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights and warrants are typically written by the issuer of the security underlying the right or warrant. Although some rights and warrants may be non-transferable, others may be traded over-the-counter or on an exchange.
A Fund may acquire rights or warrants in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. The value of a right or warrant may not necessarily change with the value of the underlying securities. When a Fund acquires rights or warrants, it runs the risk that it will lose its entire investment in the rights or warrants, unless the Fund exercises the right or warrant, acquires the underlying securities, or enters into a closing transaction before expiration. Rights and warrants cease to have value if they are not exercised prior to their expiration date. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for rights or other warrants that expire are treated as realized losses. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the rights or warrants.
Rights or warrants outstanding at the end of the period, if any, are disclosed at the end of each applicable Fund’s Portfolio of Investments and are included in “Purchased options” in the Statements of Assets and Liabilities. Realized gain/(loss) and unrealized appreciation/(depreciation) recognized during the period are included in “Purchased options” in the Statements of Operations.
During the period, Harbor Diversified International All Cap Fund, Harbor International Fund, Harbor International Small Cap Fund, and Harbor Overseas Fund held rights/warrants as a result of their investments in underlying securities.
81

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 3—Investment Portfolio Transactions
Investment Portfolio Transactions
Purchases and sales of investments, other than short-term securities, for each Fund for the six-month period ended April 30, 2020 are as follows:
	Purchases (000s)	Sales (000s)
Harbor Diversified International All Cap Fund	$139,039	$ 49,620
Harbor Emerging Markets Equity Fund	47,787	34,115
Harbor Focused International Fund	8,974	7,546
Harbor Global Leaders Fund	38,857	31,300
Harbor International Fund	262,462	867,040
Harbor International Growth Fund	72,894	70,166
Harbor International Small Cap Fund	7,128	13,335
Harbor Overseas Fund	8,681	8,543
Securities Lending
Each Fund may engage in securities lending, whereby a Fund lends its securities to financial institutions in order to increase its income. The Trust has engaged State Street Bank and Trust Company to act as its agent (the “Lending Agent”) with respect to the lending of portfolio securities of the Funds, pursuant to the terms and conditions of a Securities Lending Authorization Agreement (the “SLA Agreement”). Securities loans are required to be secured at all times during the term of the loan by collateral that is at least equal to the value of the loaned securities determined at the close of each business day. Collateral may consist of cash and/or securities issued by the U.S. Treasury. Any additional collateral that may be required to secure a loan is delivered to the Fund on the next business day. Cash collateral is recognized as the gross liability for securities loaned in the Statements of Assets and Liabilities.  Non-cash collateral is not disclosed in the Funds' Statements of Assets and Liabilities as it is held by the Lending Agent on behalf of the Funds, and the Funds do not have the ability to rehypothecate those securities.  Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio (the “Navigator Portfolio”), a money market mutual fund that seeks to provide income while maintaining a stable net asset value of $1.00. There is no assurance that the Navigator Portfolio will maintain a stable net asset value and the Funds are subject to the risk of loss on the cash collateral invested. A portion of the earnings generated by the investment of the cash collateral is rebated to the borrower for the use of the cash collateral and these earnings (less any rebate) are then divided between the Fund and the Lending Agent, as a fee for its services, according to agreed-upon rates. The Lending Agent and a Fund will share in any shortfall in the rebate due to the borrower, according to agreed-upon rates.
In addition to receiving a fee from the borrower based on the demand for securities loaned and earning income on the investment of the cash collateral, a Fund receives substitute interest, dividends, or other amounts on the loaned securities, during the term of a loan. Net securities lending income is disclosed as such in the Statements of Operations and represents the income earned from the non-cash collateral and the investment of cash collateral, net of fee rebates paid to the borrower and net of fees paid to the Lending Agent.
Loans may be terminated at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the Fund securities that are identical to the loaned securities. The Funds bear the risk of delay in recovery of, or loss of rights in, the securities loaned and the risk that the value of the collateral falls below the value of the securities on loan. Each Fund seeks to mitigate this risk through the SLA Agreement, which provides that in the event of default, the Lending Agent may apply the proceeds of the cash collateral from the loaned securities toward the purchase of replacement securities. If such proceeds are insufficient or the collateral is unavailable, the Lending Agent will purchase replacement securities at its sole expense, or if unable to do so, the Lending Agent may credit to the Fund’s account an amount equal to the fair value of the unreturned loaned securities. As the securities loaned are subject to termination by the Fund or the borrower at any time, the remaining contractual maturities of each securities lending transaction is considered to be overnight and continuous.
The following table shows the Funds that engaged in securities lending during the period and summarizes the value of equity securities loaned and related cash and non-cash collateral at April 30, 2020.
	Value of Securities on Loan (000s)	Cash Collateral (000s)	Non-Cash Collateral (000s)
Harbor Diversified International All Cap Fund	$2,807	$1,705	$1,280
Harbor Global Leaders Fund	—	—	—
Harbor International Fund	6,916	—	7,561
Harbor International Growth Fund	65	67	—
82

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Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates
Investment Adviser
Harbor Capital is a wholly-owned subsidiary of ORIX Corporation. Harbor Capital is the Funds’ investment adviser and is also responsible for administrative and other services.
Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for management fees based on an annual percentage rate of average daily net assets as follows:
	Contractual Rate	Actual Rate
Harbor Diversified International All Cap Fund	0.75% [a]	0.63%
Harbor Emerging Markets Equity Fund	0.95 [b]	0.80
Harbor Focused International Fund	0.75	0.75
Harbor Global Leaders Fund	0.75 [c]	0.70
Harbor International Fund	0.75 [d]	0.75
Harbor International Growth Fund	0.75	0.75
Harbor International Small Cap Fund	0.85	0.85
Harbor Overseas Fund	0.75	0.75

a	For the period November 1, 2019 to April 30, 2020, Harbor Capital voluntarily waived a portion of its management fee.
b	The Adviser has contractually agreed to waive 0.15% of its management fee through February 28, 2021.
c	The Adviser has contractually agreed to waive 0.05% of its management fee through February 28, 2021.
d	The management fee rate is 0.75% on assets up to $12 billion and 0.65% on assets in excess of $12 billion.
Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations. Interest expense, if any, is excluded from contractual limitations. During the period, the following expense limitation agreements were in effect:
	Retirement Class	Institutional Class	Administrative Class	Investor Class	Expense Limitation Agreement Expiration Date
Harbor Diversified International All Cap Fund	0.72%	0.80%	1.05%	1.17%	02/28/2021
Harbor Emerging Markets Equity Fund	0.93	1.01	1.26	1.38	02/28/2021
Harbor Focused International Fund	0.77	0.85	1.10	1.22	02/28/2021
Harbor Global Leaders Fund	0.78	0.86	1.11	1.23	02/28/2021
Harbor International Fund	0.69	0.77	1.02	1.14	02/28/2021
Harbor International Growth Fund	0.77	0.85	1.10	1.22	02/28/2021
Harbor International Small Cap Fund	0.88	0.96	1.21	1.33	02/28/2021
Harbor Overseas Fund	0.77	0.85	1.10	1.22	02/28/2021

All expense limitation agreements include the transfer agent fee waiver discussed in the Transfer Agent note.
Distributor
Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plan pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (each, a “12b-1 Plan”) as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. Pursuant to each 12b-1 Plan, the Distributor is compensated for financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of each Fund or for recordkeeping services or the servicing of shareholder accounts in a Administrative and Investor Class shares of each Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.
83

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Amounts payable by a Fund under each 12b-1 Plan need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. Each 12b-1 Plan does not obligate each Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under each 12b-1 Plan. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, each Fund will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
The fees attributable to each Fund’s respective class are shown on the accompanying Statements of Operations.
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:
Transfer Agent Fees
Retirement Class	0.02% of the average daily net assets of all Retirement Class shares
Institutional Class	0.10% of the average daily net assets of all Institutional Class shares
Administrative Class	0.10% of the average daily net assets of all Administrative Class shares
Investor Class	0.22% of the average daily net assets of all Investor Class shares
Harbor Services Group has voluntarily waived a portion of its transfer agent fees during the six-month period ended April 30, 2020. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.
Affiliated Transactions
The Investment Company Act permits purchase and sale transactions among affiliated investment companies subject to an exemptive rule. Harbor Funds has adopted policies and procedures pursuant to such rule. During the six-month period, the Funds did not enter into any transactions with any other Harbor fund.
Shareholders
On April 30, 2020, Harbor Capital and its wholly owned subsidiaries collectively held the following shares of beneficial interest in each of the following Funds:
	Number of Shares Owned by Harbor Capital and Subsidiaries					Percentage of Outstanding Shares
	Retirement Class	Institutional Class	Administrative Class	Investor Class	Total
Harbor Diversified International All Cap Fund	99,363	—	—	—	99,363	0.1%
Harbor Emerging Markets Equity Fund	45,676	—	—	—	45,676	0.4
Harbor Focused International Fund	1,262,252	1,255,718	—	3,015	2,520,985	93.2
Harbor Global Leaders Fund	34,903	507,834	27,988	28,031	598,756	14.7
Harbor International Fund	24,500	—	—	—	24,500	0.0
Harbor International Growth Fund	83,691	—	—	—	83,691	0.2
Harbor International Small Cap Fund	39,493	1,591,970	26,644	26,500	1,684,607	52.0
Harbor Overseas Fund	1,288,976	1,279,249	—	3,064	2,571,289	98.4
Independent Trustees
The fees and expenses of the Independent Trustees are included in “Trustees’ fees and expenses” on each Fund’s Statement of Operations.
The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Accrued expenses – Trustees’ fees and expenses” and “Other assets”, respectively, in the
84

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Statements of Assets and Liabilities. Such amounts fluctuate with changes in the value of the selected Fund(s). The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
NOTE 5—TAX INFORMATION
The identified cost for federal income tax purposes of investments owned by each Fund and its respective gross unrealized appreciation and depreciation at April 30, 2020 are as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
Harbor Diversified International All Cap Fund*	$ 823,401	$ 53,458	$(162,039)	$(108,581)
Harbor Emerging Markets Equity Fund*	96,271	11,093	(10,691)	402
Harbor Focused International Fund	25,729	1,785	(1,730)	55
Harbor Global Leaders Fund	100,495	14,515	(2,345)	12,170
Harbor International Fund*	4,807,171	372,906	(977,129)	(604,223)
Harbor International Growth Fund*	503,479	99,382	(53,621)	45,761
Harbor International Small Cap Fund*	37,950	1,519	(8,321)	(6,802)
Harbor Overseas Fund*	24,766	2,196	(3,339)	(1,143)

*	Capital loss carryforwards are available, which may reduce taxable income from future net realized gain on investments.
Note 6—Derivatives
Each Fund’s derivative holdings do not qualify for hedge accounting treatment and as such are recorded at current fair value. For a discussion of risks related to these investments please refer to the descriptions of each type of derivative instrument in Note 2— Significant Accounting Policies.
Each Fund’s derivative instruments outstanding as of the six-month period ended April 30, 2020, if any, as disclosed in the Portfolio of Investments, and the related amounts of realized and changes in net unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations, are indicators of the volume of derivative activity for each Fund.
Derivative Instruments
Net realized gain/(loss) and the change in net unrealized appreciation/(depreciation) on derivatives, by primary risk exposure, for the six-month period ended April 30, 2020, were:
HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND
Change in net unrealized appreciation/(depreciation) on derivatives	Equity Contracts (000s)
Purchased options (rights/warrants)	$(4)
85

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 6—Derivatives—Continued
HARBOR INTERNATIONAL FUND
Change in net unrealized appreciation/(depreciation) on derivatives	Equity Contracts (000s)
Purchased options (rights/warrants)	$(43)
HARBOR OVERSEAS FUND
Change in net unrealized appreciation/(depreciation) on derivatives	Foreign Exchange Contracts (000s)
Forward currency contracts	$—
Note 7—Subsequent Events
Through the date the financial statements were issued, there were no subsequent events or transactions that would have materially impacted the financial statements or related disclosures as presented herein.
86

Harbor International & Global Funds
Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (if any), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2019 through April 30, 2020.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund/Class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund/Class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020
Harbor Diversified International All Cap Fund
Retirement Class	0.69%
Actual		$3.14	$1,000	$ 829.50
Hypothetical (5% return)		3.47	1,000	1,021.35
Institutional Class	0.77%
Actual		$3.50	$1,000	$ 829.80
Hypothetical (5% return)		3.87	1,000	1,020.94
Administrative Class	1.02%
Actual		$4.64	$1,000	$ 828.50
Hypothetical (5% return)		5.12	1,000	1,019.67
Investor Class	1.14%
Actual		$5.18	$1,000	$ 828.50
Hypothetical (5% return)		5.72	1,000	1,019.05
87

Harbor International & Global Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020
Harbor Emerging Markets Equity Fund
Retirement Class	0.93%
Actual		$4.25	$1,000	$ 841.40
Hypothetical (5% return)		4.67	1,000	1,020.12
Institutional Class	1.01%
Actual		$4.62	$1,000	$ 840.70
Hypothetical (5% return)		5.07	1,000	1,019.72
Administrative Class	1.26%
Actual		$5.77	$1,000	$ 840.20
Hypothetical (5% return)		6.32	1,000	1,018.44
Investor Class	1.38%
Actual		$6.31	$1,000	$ 840.60
Hypothetical (5% return)		6.92	1,000	1,017.83
Harbor Focused International Fund
Retirement Class	0.77%
Actual		$3.73	$1,000	$ 947.50
Hypothetical (5% return)		3.87	1,000	1,020.94
Institutional Class	0.85%
Actual		$4.12	$1,000	$ 947.00
Hypothetical (5% return)		4.27	1,000	1,020.53
Investor Class	1.22%
Actual		$5.91	$1,000	$ 945.90
Hypothetical (5% return)		6.12	1,000	1,018.65
Harbor Global Leaders Fund
Retirement Class	0.78%
Actual		$3.83	$1,000	$ 976.10
Hypothetical (5% return)		3.92	1,000	1,020.89
Institutional Class	0.86%
Actual		$4.23	$1,000	$ 975.50
Hypothetical (5% return)		4.32	1,000	1,020.48
Administrative Class	1.11%
Actual		$5.45	$1,000	$ 974.30
Hypothetical (5% return)		5.57	1,000	1,019.21
Investor Class	1.23%
Actual		$6.04	$1,000	$ 973.60
Hypothetical (5% return)		6.17	1,000	1,018.59
Harbor International Fund
Retirement Class	0.69%
Actual		$3.17	$1,000	$ 847.70
Hypothetical (5% return)		3.47	1,000	1,021.35
Institutional Class	0.77%
Actual		$3.54	$1,000	$ 847.40
Hypothetical (5% return)		3.87	1,000	1,020.94
Administrative Class	1.02%
Actual		$4.68	$1,000	$ 846.20
Hypothetical (5% return)		5.12	1,000	1,019.67
Investor Class	1.14%
Actual		$5.23	$1,000	$ 845.80
Hypothetical (5% return)		5.72	1,000	1,019.05
88

Harbor International & Global Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020
Harbor International Growth Fund
Retirement Class	0.77%
Actual		$3.71	$1,000	$ 934.80
Hypothetical (5% return)		3.87	1,000	1,020.94
Institutional Class	0.85%
Actual		$4.09	$1,000	$ 934.10
Hypothetical (5% return)		4.27	1,000	1,020.53
Administrative Class	1.10%
Actual		$5.29	$1,000	$ 933.00
Hypothetical (5% return)		5.52	1,000	1,019.26
Investor Class	1.22%
Actual		$5.87	$1,000	$ 933.00
Hypothetical (5% return)		6.12	1,000	1,018.65
Harbor International Small Cap Fund
Retirement Class	0.88%
Actual		$4.02	$1,000	$ 834.30
Hypothetical (5% return)		4.42	1,000	1,020.38
Institutional Class	0.96%
Actual		$4.37	$1,000	$ 833.20
Hypothetical (5% return)		4.82	1,000	1,019.97
Administrative Class	1.21%
Actual		$5.52	$1,000	$ 832.30
Hypothetical (5% return)		6.07	1,000	1,018.70
Investor Class	1.33%
Actual		$6.06	$1,000	$ 832.10
Hypothetical (5% return)		6.67	1,000	1,018.09
Harbor Overseas Fund
Retirement Class	0.77%
Actual		$3.66	$1,000	$ 910.00
Hypothetical (5% return)		3.87	1,000	1,020.94
Institutional Class	0.85%
Actual		$4.04	$1,000	$ 909.30
Hypothetical (5% return)		4.27	1,000	1,020.53
Investor Class	1.22%
Actual		$5.79	$1,000	$ 908.10
Hypothetical (5% return)		6.12	1,000	1,018.65

*	Reflective of all fee waivers and expense reimbursements
**	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
89

Harbor International & Global Funds
Additional Information (Unaudited)

Proxy Voting
Harbor Funds has adopted Proxy Voting Policies and Procedures under which proxies relating to securities held by the Harbor funds are voted. In addition, Harbor Funds files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of Harbor Funds’ Proxy Voting Policies and Procedures and the proxy voting records (Form N-PX) are available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on Harbor Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy materials, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
Quarterly Portfolio Disclosures
The Funds file a complete portfolio of investments with the SEC as an exhibit to Form N-PORT. The Funds’ Form N-PORT-EX is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on Harbor Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov.
ADVISORY AGREEMENT APPROVALS
FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF THE INTERNATIONAL AND GLOBAL FUNDS
The Investment Company Act requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Trust’s Board of Trustees (the “Board” or the “Trustees”), including a majority of the Independent Trustees voting separately.
At an in-person meeting of the Board held on February 16 and 17, 2020 (the “Meeting”), the Board, including the Independent Trustees voting separately, considered and approved the continuation of each Investment Advisory Agreement with Harbor Capital, the adviser to each Fund, and each Subadvisory Agreement with each Fund’s subadviser (each, a “Subadviser”) with respect to Harbor Diversified International All Cap Fund, Harbor Emerging Markets Equity Fund, Harbor Global Leaders Fund, Harbor International Fund, Harbor International Growth Fund and Harbor International Small Cap Fund (Investment Advisory Agreement only) (each a “Fund” and, collectively, the “Funds”). The Board noted that the Subadvisory Agreement with Cedar Street Asset Management LLC (“Cedar Street”) with respect to Harbor International Small Cap Fund was approved for an initial two-year term by the Board at an in-person meeting held on May 18-19, 2020.
In evaluating each Investment Advisory Agreement and each Subadvisory Agreement, the Trustees reviewed materials furnished by Harbor Capital and each Subadviser, including information about their respective affiliates, personnel, and operations, and also relied upon their knowledge of Harbor Capital and the Subadvisers resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. In connection with the Meeting, which had been called for the purpose of considering the continuation of the Investment Advisory Agreements and Subadvisory Agreements, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by Harbor Capital and each Subadviser. These materials included a comprehensive written response from Harbor Capital to a 15(c) request letter prepared by legal counsel to the Independent Trustees in consultation with the Independent Trustees. The Trustees also discussed with representatives of Harbor Capital, at the Meeting and at prior meetings, Harbor Funds’ operations and Harbor Capital’s ability, consistent with the “manager-of-managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each Fund, (ii) monitor and oversee the performance and investment capabilities of each subadviser, and (iii) recommend the replacement of a subadviser where appropriate. The Trustees specifically considered Harbor Capital’s history as a manager-of-managers, including its history of replacing subadvisers for particular Funds in circumstances in which the Board and Harbor Capital had determined that a change in subadviser was in the best
90

Harbor International & Global Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
interests of a Fund and its shareholders, whether as a result of (i) long-term underperformance not explained by market conditions or market cycles relative to the subadviser’s investment style, (ii) prolonged style inconsistency, (iii) material adverse changes in management or personnel, or (iv) other factors, such as if Harbor Capital were to identify another subadviser believed to better serve the shareholders than the existing subadviser.
At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined, in the exercise of their business judgment, that the terms of each Investment Advisory Agreement and each Subadvisory Agreement were fair and reasonable and approved the continuation for a one-year period of each such Investment Advisory Agreement and Subadvisory Agreement as being in the best interests of each Fund and its shareholders.
In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of Harbor Capital or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.
In considering the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, as applicable, the Board, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.
Among the factors considered by the Trustees in approving the Investment Advisory Agreements and Subadvisory Agreements were the following:
•	The nature, extent, and quality of the services provided by Harbor Capital and each Subadviser, including the background, education, expertise and experience of the investment professionals of Harbor Capital and each Subadviser providing services to the Funds;
•	The favorable history, reputation, qualifications and background of Harbor Capital and each Subadviser, as well as the qualifications of their respective personnel;
•	The profitability of Harbor Capital with respect to each Fund, including the effect of revenues of Harbor Services Group, Inc. (“Harbor Services Group”), the Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Funds’ principal underwriter, on such profitability;
•	The fees charged by Harbor Capital and Subadvisers for investment advisory and subadvisory services, respectively, including, in each case, the portion of the fee to be retained by Harbor Capital, after payment of the Subadviser’s fee, for the investment advisory and related services, including investment, business, legal, compliance, financial and administrative services, that Harbor Capital provides;
•	The extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects any economies of scale for the benefit of Fund investors;
•	The fees and expense ratios of each Fund relative to the quality of services provided and the fees and expense ratios of similar investment companies;
•	The short- and long-term investment performance of each Fund in comparison to peer groups and certain relevant benchmark indices and Harbor Capital’s efforts to address circumstances of underperformance where applicable;
•	The compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each provides to the Funds;
•	Any “fall out” benefits that might inure to Harbor Capital and its affiliates as a result of their relationship with the Funds;
•	Information received at regular meetings throughout the year related to Fund performance and services rendered by Harbor Capital, as well as each of the Subadvisers, and research arrangements with brokers who execute transactions on behalf of each Subadviser;
•	Information contained in materials provided by Harbor Capital and compiled by Broadridge as to the investment returns, advisory fees and total expense ratios of the Institutional Class of each Fund (and, in certain cases, total expense ratios of the Investor Class) relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Broadridge; and
91

Harbor International & Global Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
•	Information contained in materials compiled by Morningstar as to the investment returns of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers.
Nature, Extent, and Quality of Services
The Trustees separately considered the nature, extent, and quality of the services provided by Harbor Capital and each Subadviser. In their deliberations as to the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Trustees were mindful of the fact that, by choosing to invest in a Fund, the shareholders had entrusted Harbor Capital with the responsibility, subject to the approval of the Trustees, for selecting each Fund’s Subadviser, overseeing and monitoring that Subadviser’s performance and replacing the Subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of Harbor Capital and each Subadviser, as well as the qualifications of their respective personnel.
The Adviser’s Services. The Board evaluated the nature, extent, and quality of Harbor Capital’s services in light of the Board’s experience with Harbor Capital, as well as materials provided by Harbor Capital concerning the financial and other resources devoted by Harbor Capital to Harbor Funds, including the breadth and depth of experience and expertise of the investment, accounting, administrative, legal and compliance professionals dedicated to Harbor Funds’ operations. The Trustees determined that Harbor Capital has the expertise and resources to identify, select, oversee and monitor each Subadviser and to operate effectively as the “manager-of-managers” for the Funds.
The Subadvisers’ Services. The Trustees’ consideration of the services provided by the Subadvisers included a review of each Subadviser’s portfolio managers, investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including the nature and extent of research it receives from broker-dealers (to the extent applicable) and other sources. In their deliberations with respect to each Fund, the Trustees considered the history of Harbor Funds’ relationship with each Subadviser and Harbor Funds’ experience with each Subadviser in this capacity.
The Trustees also considered each Subadviser’s breadth and depth of experience and investment results in managing other accounts similar to the respective Fund. The Trustees received a presentation at the Meeting by investment professionals from the Subadvisers for Harbor Diversified International All Cap Fund, Harbor International Fund and Harbor International Growth Fund. The Trustees had received presentations by investment professionals from the Subadvisers for Harbor Emerging Markets Equity Fund, Harbor Global Leaders Fund and Harbor International Small Cap Fund at meetings of the Board held in 2019. The Trustees reviewed information concerning each Subadviser’s historical investment results in managing accounts and/or funds, as applicable, in a manner substantially similar to the relevant Fund.
Investment Performance, Advisory Fees and Expense Ratios
In considering each Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from Harbor Capital data compiled by Broadridge and Morningstar. The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate. The Trustees analyzed the Institutional Class performance of each Fund, the advisory fees of each Fund, and the Institutional Class expenses of each Fund (after giving effect to waivers and/or reimbursements, if applicable, that reduced the fees or expenses of the Fund or its peer funds) and made certain observations and findings as to each Fund as noted below. The Trustees also reviewed certain Investor Class comparative fee and expense information they considered relevant to their deliberations. In evaluating performance, the Trustees recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results.
Harbor Diversified International All Cap Fund. The Trustees considered Harbor Diversified International All Cap Fund (inception date November 2, 2015), noting that its Institutional Class performance was above its Broadridge group and universe medians for the one- and three-year and since inception periods ended December 31, 2019. The Morningstar data presented showed that the Fund’s one- and three-year and since inception rolling returns as of December 31, 2019 each ranked in the second quartile. The Trustees noted that the Fund had outperformed its benchmark, the MSCI ACWI ex. U.S. (ND) Index, for the one- and three-year periods and underperformed its benchmark index for the since inception period ended December 31, 2019.
92

Harbor International & Global Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
The Trustees considered the expertise of Marathon Asset Management LLP (“Marathon-London”) in managing assets generally and in the strategy used with respect to the Fund specifically, noting that Marathon-London managed approximately $6.4 billion in assets in this strategy, out of a firm-wide total of approximately $60.7 billion in assets under management. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class and recent departures from the portfolio management team.
The Trustees noted that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $775 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio for the Fund’s Institutional Class was below the group and universe median expense ratios. The Trustees also considered that Harbor Capital had agreed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2021. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.
Harbor Emerging Markets Equity Fund. The Trustees considered Harbor Emerging Markets Equity Fund (inception date November 1, 2013), noting that according to the Broadridge report, the Fund’s Institutional Class performance was above the group and universe medians for the one-, three- and five-year periods ended December 31, 2019. The Morningstar data presented ranked the Fund’s one-, three- and five-year rolling returns as of December 31, 2019 in the second, first and second quartiles, respectively. The Trustees also considered the fact that Harbor Emerging Markets Equity Fund had outperformed its benchmark, the MSCI Emerging Markets (ND) Index, for the one-, three- and five-year periods ended December 31, 2019.
The Trustees considered the expertise of the Fund’s Subadviser, Oaktree Capital Management, L.P. (“Oaktree Capital”), in managing assets generally and in the emerging markets equity asset class specifically, noting that Oaktree Capital managed approximately $6.2 billion in assets in this asset class, out of a firm-wide total of approximately $124.7 billion in assets under management. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class and an upcoming departure from the portfolio management team.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $100 million, showed the Fund’s contractual management fee was below the group median for the Institutional Class. The Trustees also noted that the Fund’s actual total expense ratio for the Institutional Class was above the Broadridge group and universe median expense ratios. The Trustees also considered that Harbor Capital had agreed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2021. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.
Harbor Global Leaders Fund. The Trustees considered Harbor Global Leaders Fund (inception date March 1, 2009) and observed that its Institutional Class performance was above its Broadridge group and universe medians for the one-, three- and five-year periods ended December 31, 2019. The Morningstar data presented showed that the Fund’s one-, three- and five-year rolling returns each ranked in the first quartile for the periods ended December 31, 2019. The Trustees noted that the Fund had outperformed its benchmark, the MSCI ACWI (ND) Index, for the one-, three- and five-year periods ended December 31, 2019.
The Trustees considered the expertise of Sands Capital Management, LLC (“Sands Capital”) in managing assets generally and in the international equity asset class specifically, noting that Sands Capital managed approximately $2.0 billion in assets in this asset class, out of a firm-wide total of approximately $44.6 billion in assets under management. The Trustees also noted the experience of the Fund’s portfolio manager in this asset class.
The Trustees noted that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of 125 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio for the Fund’s Institutional Class was also below the group and universe median expense ratios. The Trustees also considered that Harbor Capital had agreed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2021. They noted that Harbor Capital’s profitability in managing the Fund was not excessive.
Harbor International Fund. The Trustees considered Harbor International Fund (inception date December 29, 1987), noting its outperformance relative to each of its Broadridge group and universe medians for the one-year period and its underperformance relative to each of its Broadridge group and universe medians for the three- and five-year periods ended December 31, 2019. The Morningstar data presented showed that the Fund’s one-, three- and five-year rolling returns as of December 31, 2019 ranked in the second, fourth and fourth quartiles, respectively. The Trustees also considered that the Fund had outperformed its benchmark, the MSCI EAFE® (ND) Index, for the one-year period and underperformed its benchmark for the three- and five-year periods ended December 31, 2019. The Trustees noted the fact that Marathon-London had been appointed as the Fund’s Subadviser effective August 22, 2018 and that performance prior to that date is not attributable to Marathon-London.
93

Harbor International & Global Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
The Trustees considered the expertise of Marathon-London in managing assets generally and in the strategy used with respect to the Fund specifically, noting that Marathon-London managed approximately $33.9 billion in this asset class, out of a firm-wide total of approximately $60.7 billion in assets under management. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class.
The Trustees noted that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $5.7 billion, showed the Fund’s management fee was equal to the group median for the Institutional Class. The actual total expense ratio for the Institutional Class was below the group and universe median expense ratios. The Trustees observed that the advisory fee schedule included a contractual breakpoint reducing the fee rate from 75 basis points to 65 basis points on assets over $12 billion. The Trustees also considered that Harbor Capital had agreed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2021. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.
Harbor International Growth Fund. The Trustees considered Harbor International Growth Fund (inception date November 1, 1993), and observed that its Institutional Class performance exceeded its Broadridge group and universe medians for the one-, three- and five-year periods ended December 31, 2019. The Morningstar data presented showed that the Fund’s one-, three- and five-year rolling returns as of December 31, 2019 ranked in the first, second and second quartiles, respectively. The Trustees noted that the Fund had outperformed its benchmark, the MSCI ACWI ex. U.S. (ND) Index, for the one-, three- and five-year periods ended December 31, 2019.
The Trustees considered the expertise of Baillie Gifford Overseas Limited (“Baillie Gifford”) in managing assets generally and in the ACWI ex-US Focus strategy specifically, noting that Baillie Gifford managed approximately $13.3 billion in assets in this strategy, out of a firm-wide total of approximately $289.7 billion in assets under management. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class.
The Trustees noted that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $600 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio for the Fund’s Institutional Class was also below the group and universe median expense ratios. The Trustees also considered that Harbor Capital had agreed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2021. The Trustees noted that Harbor Capital’s profitability in managing the Fund was not excessive.
Harbor International Small Cap Fund. The Trustees considered Harbor International Small Cap Fund (inception date February 1, 2016), and observed that its Institutional Class performance was below its Broadridge group median for the one- and three-year periods and below its Broadridge universe median for the one- and three-year periods and since inception period ended December 31, 2019. The Fund’s performance was at its Broadridge group median for the since inception period ended December 31, 2019. The Morningstar data presented ranked the Fund’s one- and three-year and since inception rolling returns as of December 31, 2019 in the fourth, fourth and third quartiles, respectively. The Trustees noted that the Fund had underperformed its benchmark, the MSCI EAFE Small Cap (ND) Index, for the one- and three-year periods and since inception period ended December 31, 2019. The Trustees noted the fact that Cedar Street had recently been appointed as the Fund’s Subadviser and that the current subadvisory agreement for the Fund was considered and approved for an initial two-year term by the Trustees at an in-person meeting held on May 19-20, 2019.
The Trustees considered the expertise of Cedar Street in managing assets generally and in the international small cap asset class specifically, noting that Cedar Street managed approximately $73.3 million in assets in this strategy out of a firm-wide total of approximately $267.1 million in assets under management. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class.
The Trustees noted that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $50 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio for the Fund’s Institutional Class was also below the group and universe median expense ratios. The Trustees also considered that Harbor Capital had agreed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2021. The Trustees noted that Harbor Capital’s profitability in operating the Fund was negative.
The Trustees also separately considered the allocation between Harbor Capital and each Subadviser of the relevant Fund’s investment advisory fee (i.e., the amount of the advisory fee retained by Harbor Capital relative to that paid to the relevant Subadviser as a subadvisory fee). They determined in each case that the allocation was reasonable and the product of arm’s length negotiation between Harbor Capital and the Subadviser.
94

Harbor International & Global Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
Profitability
The Trustees also considered Harbor Capital’s profitability in operating each of the Funds (as well as on a fund complex-wide basis) as presented by Harbor Capital, and the allocation methodology used by Harbor Capital to compute such profitability. The Trustees concluded that the methodology was reasonable and that a reasonable level of profitability was important to provide suitable incentives for Harbor Capital to continue to attract and maintain high-quality personnel and to invest in infrastructure and other resources to support and enhance the Funds’ operations. In considering Harbor Capital’s profitability generally, the Trustees also reviewed the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the transfer agency and distribution services, respectively, that are provided to Harbor Funds and any other benefits enjoyed by Harbor Capital and its affiliates as a result of their relationship with Harbor Funds.
The Trustees also considered that profitability calculations with respect to advisory, transfer agency and distribution operations vary significantly depending on whether revenues on which the calculation is based are taken gross or net of amounts paid to third parties, such as subadvisory fee expenses and certain transfer agency expenses, and noted that subadvisory fee expenses are a direct expense of Harbor Capital. The Trustees also noted that Harbor Capital was, in all cases, waiving a portion of its advisory fee and/or paying or reimbursing a portion of Fund expenses. The Trustees determined that Harbor Capital’s profitability in operating each Fund was not excessive.
Economies of Scale
The Trustees also considered the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by any Fund. As noted above, the Trustees concluded that Harbor Capital’s profitability in each case was not excessive. They concluded that the Funds’ fee structures reflected economies of scale to date and that breakpoints in these fee structures were not required at the present time. The Trustees noted they intend to monitor each Fund’s asset growth in connection with future reviews of each Fund’s Investment Advisory Agreement to determine whether breakpoints may be appropriate at such time.
Review of Liqudity Risk Management Program
The Trust has adopted pursuant to Rule 22e-4 under the Investment Company Act (“Rule 22e-4”) a Liquidity Risk Management Program (the “Program”) for the Funds. The Board has designated a committee of Harbor Capital employees as the Program Administrator.
The Program is designed to assess and manage each Fund’s liquidity risk. For purposes of Rule 22e-4, “liquidity risk” is defined as the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. Components of the Program include: (i) periodic assessment of each Fund’s liquidity risk based on certain factors; (ii) classification of each Fund’s holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid and Illiquid) that reflect an estimate of liquidity under current market conditions; (iii) to the extent a Fund does not invest primarily in Highly Liquid investments, establishment of an appropriate Highly Liquid Investment Minimum (“HLIM”) (as defined in Rule 22e-4) for such Fund and ongoing monitoring of the Fund’s net assets to assess compliance with the Fund’s HLIM; (iv) a limit on the ability of a Fund to acquire illiquid investments in excess of 15% of the Fund’s net assets; and (v) periodic reporting to the Board
At a meeting held on November 7, 2019, the Board of Trustees reviewed the operation and effectiveness of the Program for the period beginning June 1, 2019 (the date the Board formally adopted the Program) and ending September 30, 2019 (the “period”). The Board had previously received interim updates on the implementation of the Program at meetings held on February 12, 2019 and May 14, 2019. At the November 7, 2019 meeting, the Board reviewed a report prepared by, and received a presentation from, the Program Administrator regarding the operation of the Program, its adequacy, and the effectiveness of its implementation during the period. The Program Administrator’s report included, among other things, a review of: (i) the operation of the Program overall; (ii) the level of portfolio investments classified into each of the four liquidity categories and the services provided by the third-party vendor engaged by the Trust to facilitate such classification with respect to certain of the Funds; and (iii) the most recent liquidity risk assessment for the Funds conducted by the Program Administrator in accordance with Rule 22e-4. Based upon its review, the Program Administrator determined that the Program was adequate and effective in facilitating the Funds’ compliance with Rule 22e-4 during the period.
95

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees & Officers
Charles F. McCain
Chairman, President & Trustee
Scott M. Amero
Trustee
Donna J. Dean
Trustee
Joseph L. Dowling, III
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Kathryn L. Quirk
Trustee
Ann M. Spruill
Trustee
Douglas J. Skinner
Trustee
Erik D. Ojala
Chief Compliance Officer
Anmarie S. Kolinski
Treasurer
Brian L. Collins
Vice President
Kristof M. Gleich
Vice President
Gregg M. Boland
Vice President
Diana R. Podgorny
Secretary
Jodie L. Crotteau
Assistant Secretary
Lana M. Lewandowski
AML Compliance Officer
& Assistant Secretary
Lora A. Kmieciak
Assistant Treasurer
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor
Harbor Funds Distributors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Services
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
FD.SAR.IG.0420

Semi-Annual Report
April 30, 2020
Fixed Income  Funds

	Retirement Class	Institutional Class	Administrative Class	Investor Class
Harbor Bond Fund	HBFRX	HABDX	HRBDX	–
Harbor Convertible Securities Fund	HNCVX	HACSX	HRCSX	HICSX
Harbor Core Bond Fund	HCBRX	HACBX	–	–
Harbor High-Yield Bond Fund	HNHYX	HYFAX	HYFRX	HYFIX
Harbor High-Yield Opportunities Fund	HHYRX	HHYNX	HHYAX	HHYVX
Harbor Money Market Fund	–	HARXX	HRMXX	–
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (harborfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with Harbor Funds, by calling 800-422-1050.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary (such as a broker-dealer or bank), you can contact your financial intermediary to request that you continue to receive paper copies of the Funds’ shareholder reports. If you invest directly, you can call 800-422-1050 to request that you continue to receive paper copies of the Funds’ shareholder reports. Your election to receive reports in paper will apply to all Harbor Funds held in your account.

This document must be preceded or accompanied by a Prospectus.

Letter from the Chairman

Charles F. McCain Chairman
Dear Fellow Shareholder:
The first half of the 2020 fiscal year has been remarkable in the range of positive and negative market sentiments expressed in this short six-month window. Investment markets started off the 2020 fiscal year continuing the positive momentum of the 2019 fiscal year. Equity markets across the globe generated modest positive returns during the first three months of the period while fixed income markets delivered steady returns. Market performance drivers were consistent with the prior period – stable positive economic growth and accommodative monetary and fiscal policies were the foundations of continued favorable investment conditions. Come February, however, the early negative implications of the pending global pandemic began to weigh on investment markets before the full effects of the global economic collapse took hold in March. The selloffs across equity markets were unprecedented, with few safe havens available to investors. As the heartbreaking effects of the pandemic progressed around the globe, governments and central banks implemented historic measures to attempt to protect their citizens and economies. The equity and credit markets responded to the massive stimulus measures favorably, bouncing off their March lows to partially recover through much of April.
Across most equity markets, growth stocks significantly outperformed value stocks and larger companies outperformed smaller companies, reflecting investors’ preferences in many cases for proven business models that are more likely to survive the economic challenges brought on by the global pandemic. U.S. government bonds proved to be a safe haven once again, delivering positive returns for the six-month period.
As you read through the comments from the portfolio managers of each Harbor fund included in this report, you may note their optimism for the future potential of their portfolios. The portfolio managers have responded in their own way to the challenges presented. We believe there are great opportunities for our portfolio managers to deliver attractive long-term investment results for our shareholders. During times of market stress, having a disciplined and proven actively managed investment approach allows our portfolio managers to weigh the risk and rewards that are available to them. While the long-term effects of the global pandemic on economies and markets are still unknown, we remain confident in the capabilities of our portfolio managers. At Harbor, we are actively engaged in dialogues with our subadviser partners as they navigate these challenging times.
We encourage our shareholders to take a long-term view and stay focused on their investment goals, particularly during periods of market uncertainty. While past performance is never a guarantee of future results, environments such as the last six months have often provided attractive opportunities for our fund investors to benefit from the skill of our portfolio managers.
I hope that you and your families remain safe and well during this unprecedented time. Thank you for your continued investment in Harbor Funds.
June 22, 2020

Charles F. McCain
Chairman

Harbor Bond Fund
Manager’s Commentary (Unaudited)

Subadviser
Pacific Investment Management Company LLC (PIMCO)
650 Newport Center Dr.
Newport Beach, CA
92660
Portfolio Managers
Scott A. Mather
Since 2014
Mark R. Kiesel
Since 2014
Mohit Mittal
Since 2019
PIMCO has subadvised the Fund since 1987.
Investment Objective
The Fund seeks total return.
Scott A. Mather

Mark R. Kiesel

Mohit Mittal

Management’s Discussion of
Fund Performance
MARKET REVIEW
Favorable developments in the U.S.-China trade discussions bolstered investor sentiment towards the end of 2019 and capped a year of strong asset returns. Recession fears – which had escalated over the summer – subsided as equity indices reached fresh highs and sovereign yields broadly rose. Key positive market drivers included: an agreement on the U.S. and China first-stage trade deal and the reduced possibility of a no-deal Brexit following U.K. Prime Minister Johnson’s party’s resounding election victory. In response, global equities rallied, global credit spreads tightened, and sovereign bond yields rose although they still ended 2019 lower. Central banks broadly remained accommodative, with many generally moving to wait-and-see stances at the end of 2019 amid tentative signs of a stabilizing macroeconomic environment. After lowering the target federal funds rate in October, the U.S. Federal Reserve (Fed) held its policy rate steady for the remainder of the calendar year – indicating a need to see material deterioration in economic data before further cuts. The European Central Bank (ECB) and Bank of Japan remained firmly in easing mode and continued to underscore fiscal policy as a potential tool to curb global risks. The U.S. economy featured an unemployment rate that fell to its lowest rate in half a century, though inflation data were more mixed.
During the first few months of 2020, COVID-19 dominated headlines as the number of cases and their geographic dispersion increased rapidly in February and March. In China, authorities instituted quarantines across highly impacted provinces – many of which contribute significantly to the country’s gross domestic product (GDP), manufacturing, and trade activity. The People’s Bank of China took measures to ease financial conditions in an attempt to buffer the economy from the shock, including cutting policy rates, injecting liquidity, and instituting measures to smooth disruptions to businesses and consumers. Virus-related fears sparked a global sell-off in risk assets. Uncertainty over the impact on an already fragile growth backdrop – including disruptions in demand as well as supply chains – pressured most risk markets lower and led investors to seek safety in sovereign bonds. Equities retraced their recent gains, and U.S. Treasury yields plummeted. Concurrently, global credit spreads widened broadly, though investment grade credit generated positive total returns given the sharp decline in U.S. rates. As market volatility increased, the Fed announced it would monitor the impact of the coronavirus and take action as needed, prompting the market to price in rate cuts for the Fed’s March meeting. Meanwhile, major developed-market central banks generally held policy rates steady over the month while they sought more clarity on the virus’s global impact; still, most signaled easing stances even as questions arose about the effectiveness of monetary policy for supply-side shocks. By the end of April, coronavirus cases topped 1 million in the U.S. and in Europe, several countries announced official plans to phase out lockdown restrictions starting in early May.
PERFORMANCE
Harbor Bond Fund underperformed the Bloomberg Barclays U.S. Aggregate Bond Index for the six-month period ended April 30, 2020. The Fund returned 3.57% (Retirement Class), 3.36% (Institutional Class) and 3.22% (Investor Class) for the six-month period, compared with the benchmark’s return of 4.86%.
The following strategies helped returns for the six months ended April 30, 2020:
•	An overweight to U.S. duration as U.S. rates fell over the period.

Harbor Bond Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2020
	Unannualized	1 Year	Annualized
	6 Months		5 Years	10 Years
Harbor Bond Fund
Retirement Class[1]	3.57%	9.54%	3.80%	4.08%
Institutional Class	3.36	9.26	3.75	4.06
Administrative Class	3.22	8.95	3.48	3.80
Comparative Index
Bloomberg Barclays U.S. Aggregate Bond	4.86%	10.84%	3.80%	3.96%
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratios were 0.43% (Net) and 1.07% (Gross) (Retirement Class); 0.51% (Net) and 1.15% (Gross) (Institutional Class); and 0.76% (Net) and 1.40% (Gross) (Administrative Class). The net expense ratios reflect a contractual management fee waiver and an expense limitation agreement (excluding interest expense) effective through 02/28/2021. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
•	Exposure to certain countries’ durations, including Germany and Canada, as yields in these countries rose.
•	Positioning within investment grade credit, particularly within industrials.
•	Modest exposure to taxable municipals.
The following strategies were negative or neutral for returns for the six months ended April 30, 2020:
•	Non-U.S. developed market interest rate strategies, including exposure to Italian duration as Italian yields rose and short exposure to U.K. duration as U.K. yields fell.
•	Selection within securitized credit amid repricing and widening of risk assets.
•	Exposure to high yield credit, particularly within financials.
•	An allocation to U.S. inflation-linked bonds or TIPS, in lieu of nominal Treasuries.
•	Tactical currency positioning, including exposures to the Japanese Yen and a basket of emerging market Asian currencies.
OUTLOOK & STRATEGY
Given the sheer size of support measures and the absence of major real economic imbalances, we expect the global economy to transition from intense near-term pain to gradual healing over the next six to 12 months, once the spread of the coronavirus is under control and restrictions are lifted.
However, our base case remains a U-shaped rather than a V-shaped recovery because the restrictions on economic activity will likely be lifted only gradually and at different speeds for different sectors and regions. Also, repairing the supply chain and overcoming logistical and transport bottlenecks will take some time. As a consequence, following the nosedive in economic activity that is currently underway (the downward I in the U), we expect the bottoming process to last a few months after the virus is under control (the L in the U), before output and demand ramp up back closer to more normal levels eventually, helped by fiscal and monetary support (the upward I in the U).
Our base case forecast, however, could be challenged if the pandemic lasts longer than expected, or if there is an increase in corporate defaults above expectations. We see two downside risk scenarios: a prolonged L-shaped trajectory or a recovery interrupted by a relapse – call it a W.
Markets are discounting machines, so it is never too early to think about the potential longer-term consequences of this crisis. Even if the more adverse cyclical risk scenarios (the L and the W) can be avoided and our U-shaped “hurting to healing” base case comes to pass, we believe that this crisis is likely to leave some long-term scars that investors should start considering now.
First, globalization may be dialed back even faster now as firms try to reduce the complexity of their global supply chains, which proved vulnerable not only to trade wars but also to sudden stops caused by natural or health disasters. In addition, governments may use health concerns to implement further curbs on trade, travel, and migration. Thus, companies, sectors, and countries that are very dependent on trade and travel are likely to take more than just a temporary hit to their business models, in our view.
Second, private and public sector debt levels will likely be significantly higher after this crisis, in our view fiscal dominance of monetary policy may eventually lead to significantly higher inflation rates than markets currently price in. This could erode central bank independence further as monetary policy becomes increasingly involved in allocating resources to the nonfinancial corporate sector (essentially a fiscal act) and needs to ensure that the costs of servicing government debt remain low. If governments continue to engage in more expansionary policies even after the crisis, in our view. But with central banks capping the rise in nominal yields that would normally result from higher inflation, real rates would tend to fall as inflation rises.

1	Retirement Class shares commenced operations on June 1, 2018. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to June 1, 2018 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.

Harbor Bond Fund
Manager’s Commentary—Continued

Third, many households will likely come out of this crisis with higher levels of personal debt and will have experienced severe income and/or job losses. This in turn could increase the demand for precautionary saving in relatively low-risk instruments such as cash and bonds. Also, we expect many households will strive to build home equity faster by reducing mortgage debt. Thus, with the private sector saving glut likely to rise further, investors should brace themselves for a period of even more depressed real interest rates over the secular horizon.
With respect to portfolio strategy:
•	We are about neutral headline duration but favor U.S. duration against rate exposure in other developed regions, including in the U.K. and Japan.
•	We have moderated our previous steepening bias and shifted exposure farther out the curve given the extent of Fed asset purchases.
•	We have a bias toward liquid/high quality corporate credit with an overall underweight relative to the index.
•	We will remain tactical overall in our currency exposure and continue to seek opportunities in dislocations where there are better risk/rewards.

This report contains the current opinions of Pacific Investment Management Company LLC (PIMCO) as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. The use of derivative instruments may add additional risk. There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in mortgage-related securities. The Fund may engage in active and frequent trading to achieve its principal investment strategies. References to securities that are backed by the full faith and credit of the U.S. Government do not apply to the shares of the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Bond Fund
Portfolio of Investments—April 30, 2020 (Unaudited)

Investment Allocation (% of investments)
(Excludes short-term investments and derivative positions)
Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands

ASSET-BACKED SECURITIES—6.5%
Principal Amount		Value
	Air Canada Pass-Through Trust
	Series 2017-1 Cl. AA
$3,877	3.300%—07/15/2031[1]	$ 3,360
	Argent Securities Inc.
	Series 2006-W4 Cl. A2C
6,279	0.647% (1 Month USD Libor + 0.160) 05/25/2036[2]	2,186
	Series 2005-W2 Cl. A2C
1,236	0.847% (1 Month USD Libor + 0.360) 10/25/2035[2]	1,234
	Series 2004-W11 Cl. M3
939	1.612% (1 Month USD Libor + 0.750) 11/25/2034[2]	873
		4,293
	Asset Backed Securities Corp. Home Equity Loan Trust
	Series 2003-HE4 Cl. M1
4,709	2.059% (1 Month USD Libor + 0.830) 08/15/2033[2]	4,447
	Cent CLO Ltd.[3]
	Series 2015-24A Cl. A1R
5,200	2.289% (3 Month USD Libor + 1.070) 10/15/2026[1,2]	5,127
	Countrywide Asset-Backed Certificates
	Series 2006-21 Cl. 2A3
976	0.637% (1 Month USD Libor + 0.150) 05/25/2037[2]	961
	Series 2006-ABC1 Cl. A3
4,393	0.727% (1 Month USD Libor + 0.240) 05/25/2036[2]	3,133
	Series 2006-2 Cl. M1
1,200	0.887% (1 Month USD Libor + 0.400) 06/25/2036[2]	1,134
		5,228
	Credit Acceptance Auto Loan Trust
	Series 2018-2A Cl. A
6,300	3.470%—05/17/2027[1]	6,346
	Crown Point CLO Ltd.[3]
	Series 2018-5A Cl. A
5,696	2.075% (3 Month USD Libor + 0.940) 07/17/2028[1,2]	5,542
	Dryden XXV Senior Loan Fund
	Series 2012-25A Cl. ARR
5,355	2.119% (3 Month USD Libor + 0.900) 10/15/2027[1,2]	5,207
	Evergreen Credit Card Trust
	Series 2019-2 Cl. A
6,000	1.900%—09/15/2024[1]	5,946
	First Franklin Mortgage Loan Trust
	Series 2006-FF10 Cl. A4
6	0.637% (1 Month USD Libor + 0.150) 07/25/2036[2]	6
ASSET-BACKED SECURITIES—Continued
Principal Amount		Value
	GSAA Home Equity Trust
	Series 2006-20 Cl. 1A2
$4,146	0.667% (1 Month USD Libor + 0.180) 12/25/2046[2]	$ 1,779
	Series 2007-9 Cl. A1A
893	6.000%—08/25/2047	840
		2,619
	GSAMP Trust
	Series 2007-FM1 Cl. 2A2
108	0.557% (1 Month USD Libor + 0.070) 12/25/2036[2]	56
	HSI Asset Securitization Corp. Trust
	Series 2006-HE2 Cl. 2A3
4,947	0.657% (1 Month USD Libor + 0.170) 12/25/2036[2]	1,859
	IXIS Real Estate Capital Trust
	Series 2005-HE1 Cl. M4
1,872	1.537% (1 Month USD Libor + 1.050) 06/25/2035[2]	1,776
	JPMorgan Mortgage Acquisition Corp.
	Series 2006-HE1 Cl.A4
1,925	1.067% (1 Month USD Libor + 0.290) 01/25/2036[2]	1,887
	Series 2007-HE1 Cl. AF3
843	4.229%—05/25/2035[4]	649
		2,536
	LoanCore Ltd.
	Series 2018-CRE1 Cl. A
5,200	1.944% (1 Month USD Libor + 1.130) 05/15/2028[1,2]	5,014
	MASTR Asset Backed Securities Trust
	Series 2006-HE2 Cl. A4
5,341	0.727% (1 Month USD Libor + 0.240) 06/25/2036[2]	2,841
	Mid-State Capital Corp Trust
	Series 2004-1 Cl. A
858	6.005%—08/15/2037	906
	Monarch Grove CLO[3]
	Series 2018-1A Cl. A1
3,849	1.871% (3 Month USD Libor + 0.880) 01/25/2028[1,2]	3,768
	Morgan Stanley ABS Capital I Inc. Trust
	Series 2007-HE1 Cl. A2C
2,025	0.637% (1 Month USD Libor + 0.150) 11/25/2036[2]	1,212
	Morgan Stanley Dean Witter Capital I Inc Trust
	Series 2002-HE1 Cl. M1
204	1.387% (1 Month USD Libor + 0.600) 07/25/2032[2]	204

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

ASSET-BACKED SECURITIES—Continued
Principal Amount		Value
	Mountain View CLO Ltd.[3]
	Series 2014-1A Cl. ARR
$3,120	2.019% (3 Month USD Libor + 0.800) 10/15/2026[1,2]	$ 3,065
	OneMain Financial Issuance Trust
	Series 2017-1A Cl. A1
3,067	2.370%—09/14/2032[1]	3,052
	Option One Mortgage Loan Trust
	Series 2007-6 Cl. 2A4
4,258	0.737% (1 Month USD Libor + 0.250) 07/25/2037[2]	3,081
	Park Place Securities Inc.
	Series 2005-WCW3 Cl. M1
4,360	0.967% (1 Month USD Libor + 0.480) 08/25/2035[2]	4,285
	People's Financial Realty Mortgage Securities Trust
	Series 2006-1 Cl. 1A2
4,618	0.617% (1 Month USD Libor + 0.130) 09/25/2036[2]	1,229
	RAMP Trust
	Series 2004-RS8 Cl. MII1
313	1.387% (1 Month USD Libor + 0.600) 08/25/2034[2]	310
	Santander Retail Auto Lease Trust
	Series 2019-B
3,215	2.290%—04/20/2022[1]	3,217
	Securitized Asset Backed Receivables LLC Trust
	Series 2005-FR5 Cl. M1
7,461	1.147% (1 Month USD Libor + 0.440) 08/25/2035[2]	5,347
	Small Business Administration Participation Certificates
	Series 2003-20I Cl. 1
27	5.130%—09/01/2023	28
	Series 2009-20A Cl. 1
1,519	5.720%—01/01/2029	1,688
	Series 2008-20H Cl. 1
2,858	6.020%—08/01/2028	3,157
	Series 2001-20A Cl. 1
19	6.290%—01/01/2021	19
		4,892
	SoFi Professional Loan Program Trust
	Series 2018-A1FX Cl. B
1,061	2.640%—08/25/2047[1]	1,061
	Specialty Underwriting & Residential Finance Trust
	Series 2006-BC4 Cl. A2B
2,906	1.057% (1 Month USD Libor + 0.110) 09/25/2037[2]	1,329
	Structured Asset Securities Co.
	Series 2007-MN1A Cl. A1
20,468	0.717% (1 Month USD Libor + 0.230) 01/25/2037[1,2]	13,128
	Telos CLO Ltd.[3]
	Series 2014 Cl. 6A
3,204	2.405% (3 Month USD Libor + 1.270) 01/17/2027[1,2]	3,190
	TPG Real Estate Finance Trust
	Series 2019-Fl3 Cl. A
5,000	1.901% (1 Month USD Libor + 1.150) 10/15/2034[1,2]	4,749
	Tralee CLO V Ltd.[3]
	Series 2018-5A Cl. A1
5,900	2.245% (3 Month USD Libor + 1.110) 10/20/2028[1,2]	5,775
	Venture XVI CLO Ltd.[3]
	Series 2014-16A Cl. ARR
5,189	2.069% (3 Month USD Libor + 0.850) 01/15/2028[1,2]	5,086
	Westlake Automobile Receivables Trust
	Series 2018-A2A Cl. 3A
1,082	2.980%—01/18/2022[1]	1,083
TOTAL ASSET-BACKED SECURITIES
(Cost $135,476)		132,172

BANK LOAN OBLIGATIONS—0.3%
(Cost $5,195)
Principal Amount			Value
AUTOMOBILES—0.3%
		Toyota Motor Credit Corporation
		2018 Term Loan
	$5,200	1.955% (3 Month USD Libor + 0.580) 09/28/2020[2]	$ 5,125[x]

COLLATERALIZED MORTGAGE OBLIGATIONS—8.6%
		Adjustable Rate Mortgage Trust
		Series 2006-3 Cl. 4A2
	2,675	0.607% (1 Month USD Libor + 0.120) 08/25/2036[2]	1,302
		Alba plc
		Series 2007-1 Cl. A3
GBP	2,413	0.683% (3 Month GBP Libor + 0.170) 03/17/2039[2]	2,709
		Banc of America Alternative Loan Trust
		Series 2006 -7 Cl. A3
	$8,554	5.913%—10/25/2036[2]	3,689
		Banc of America Funding Corp.
		Series 2007-C Cl. 7A5
	768	1.018% (1 Month USD Libor + 0.300) 05/20/2047[2]	739
		BCAP LLC Trust
		Series 2007-AA2 Cl. 12A1
	5,298	0.697% (1 Month USD Libor + 0.210) 05/25/2047[2]	4,545
		Series 2011-RR5 Cl. 12A1
	409	4.863%—03/26/2037[1,4]	403
		Series 2011-RR4 Cl. 8A1
	1,896	5.250%—02/26/2036[1,2]	1,316
			6,264
		Bear Stearns Adjustable Rate Mortgage Trust
		Series 2000-2 Cl. A1
	15	2.781% (Cost of Funds for the 11th District of San Francisco) 11/25/2030[2]	14
		Series 2004-10 Cl. 12A3
	24	3.832%—01/25/2035[2]	22
		Series 2004-1 Cl. 12A5
	267	3.894%—04/25/2034[2]	242
		Series 2006-4 Cl. 1A1
	218	4.317%—10/25/2036[2]	204
			482
		Bear Stearns Alt-A Trust
		Series 2005-4 Cl. 1A1
	68	0.927% (1 Month USD Libor + 0.220) 07/25/2035[2]	68
		Chase Mortgage Finance Corp Trust
		Series 2006-A1 Cl. 4A1
	1,369	4.030%—09/25/2036[2]	1,133
		Citigroup Mortgage Loan Trust
		Series 2007-10 Cl.2A
	4,181	4.135%—09/25/2037	3,746
		Countrywide Alternative Loan Trust
		Series 2006-6BC Cl. 1A2
	2,859	0.887% (1 Month USD Libor + 0.400) 05/25/2036[2]	2,264
		Series 2005-84 Cl. 1A1
	1,937	3.264%—02/25/2036[2]	1,552
		Series 2005-20CB Cl. 2A5
	1,845	5.500%—07/25/2035	1,548
		Series 2006-36T2 Cl. 1A4
	1,144	5.750%—12/25/2036	709
		Series 2006-1R Cl.2A3
	3,738	6.000%—08/25/2037	2,903
			8,976

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount			Value
		Countrywide Home Loan Mortgage Pass Through Trust
		Series 2007-HY5 Cl. 1A1
	$703	4.263%—09/25/2047[2]	$ 592
		Credit Suisse First Boston Mortgage Securities Corp.
		Series 2006-C2 Cl. A3
	300	6.000%—11/25/2035	233
		DC Office Trust
		Series 2019-MTC Cl. A
	4,900	2.965%—09/15/2045[1]	5,158
		Deutsche Alt-A Securities Inc. Mortgage Loan Trust
		Series 2007-AR2 Cl. A1
	4,275	0.637% (1 Month USD Libor + 0.150) 03/25/2037[2]	3,712
		DSLA Mortgage Loan Trust
		Series 2006-AR1 Cl. 1A1A
	1,851	2.791% (Fed 12 Month Treasury Average Constant Maturity Treasury + 0.920) 03/19/2046[2]	1,502
		Eurohome UK Mortgages plc
		Series 2007-1 Cl. A
GBP	1,908	0.656% (3 Month GBP Libor + 0.150) 06/15/2044[2]	2,165
		First Horizon Asset Securities Inc.
		Series 2005-AR6 Cl. 4A1
	$944	3.849%—02/25/2036[2]	820
		First Nationwide Trust
		Series 2001-3 Cl. 1A1
	—	6.750%—08/21/2031	—
		GS Mortgage Securities Corp. Trust
		Series 2016-RENT Cl. A
	6,900	3.203%—02/10/2029[1]	6,897
		GSMPS Mortgage Loan Trust
		Series 2006-RP2 Cl. 1AF1
	4,561	0.887% (1 Month USD Libor + 0.400) 04/25/2036[1,2]	3,591
		GSR Mortgage Loan Trust
		Series 2005-AR3 Cl. 3A1
	421	4.006%—05/25/2035[2]	346
		Series 2005-AR7 Cl. 6A1
	204	4.124%—11/25/2035[2]	187
			533
		HarborView Mortgage Loan Trust
		Series 2004-8 Cl. 2A3
	559	1.538% (1 Month USD Libor + 0.410) 11/19/2034[2]	469
		Hawksmoor Mortgages
		Series 2019-1A Cl. A
GBP	23,199	1.761% (3 Month Sonia + 1.050) 05/25/2053[1,2]	28,532
		HomeBanc Mortgage Trust
		Series 2006-H2 Cl. A2
	$2,317	0.667% (1 Month USD Libor + 0.180) 12/25/2036[2]	2,224
		IndyMac ARM Trust
		Series 2001-H2 Cl. A2
	2	3.528%—01/25/2032[2]	2
		IndyMac IMSC Mortgage Loan Trust
		Series 2007-F2 Cl. 2A1
	2,967	6.500%—07/25/2037	1,503
		IndyMac INDX Mortgage Loan Trust
		Series 2007-AR13 Cl. 4A1
	12,680	3.454%—07/25/2037[2]	9,514
		Series 2005-AR31 Cl. 1A1
	959	3.579%—01/25/2036[2]	831
			10,345
COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount			Value
		JP Morgan Mortgage Trust
		Series 2006-A6 Cl. 1A4L
	$1,852	4.094%—10/25/2036[2]	$ 1,539
		Series 2006-S1 Cl. 3A1
	452	5.500%—04/25/2036	459
			1,998
		JP Morgan Resecuritization Trust
		Series 2009-7 Cl. 11A1
	22	3.854%—09/27/2036[1,2]	22
		JPMDB Commercial Mortgage Securities Trust
		Series 2016-C2
	4,225	3.144%—06/15/2049	4,490
		Mansard Mortgages plc
		Series 2007-2X Cl. A1
GBP	930	1.137% (3 Month GBP Libor + 0.650) 12/15/2049[2]	1,108
		Merrill Lynch Alternative Note Asset Trust
		Series 2007-F1 Cl. 2A6
	$547	6.000%—03/25/2037	345
		Morgan Stanley Bank of America Merrill Lynch Trust
		Series 2015-C22 Cl. ASB
	5,999	3.040%—04/15/2048	6,169
		Provident Funding Mortgage Loan Trust
		Series 2005-2 Cl. 3A
	975	4.583%—10/25/2035[2]	956
		Residential Accredit Loans Inc.
		Series 2007-QS4 Cl. 3A9
	1,793	6.000%—03/25/2037	1,576
		Residential Asset Securitization Trust
		Series 2007-A8 Cl. 2A1
	17,924	6.250%—08/25/2037	5,455
		Residential Funding Mortgage Securities I
		Series 2007-SA1 Cl. 2A2
	238	4.403%—02/25/2037[2]	181
		Series 2006-SA1 Cl. 2A1
	252	4.871%—02/25/2036[2]	204
			385
		Ripon Mortgages PLC
GBP	6,561	1.551% (3 Month GBP Libor + 0.800) 08/20/2056[1],2	8,159
		RMAC Securities plc
		Series 2006-NS4X Cl. A3A
	1,586	0.630% (3 Month GBP Libor + 0.170) 06/12/2044[2]	1,822
		Structured Adjustable Rate Mortgage Loan Trust
		Series 2007-1 Cl. 1A1
	$1,633	0.637% (1 Month USD Libor + 0.150) 02/25/2037[2]	1,424
		Series 2005-21A Cl. 3A1
	387	3.888%—04/25/2035[2]	367
			1,791
		Structured Asset Mortgage Investments Inc.
		Series 2005-AR5 Cl. A2
	324	0.968% (1 Month USD Libor + 0.250) 07/19/2035[2]	291
		Suntrust Adjustable Rate Mortgage Loan Trust
		Series 2007-S1 Cl. 1A
	487	4.420%—01/25/2037[2]	421
		Towd Point Mortgage Funding plc
		Series 2019-A13A Cl. A1
GBP	16,300	1.392% (3 Month Sonia + 0.900) 07/20/2045[1],2	20,260
		Series 2019-GR4A Cl. A1
	5,951	1.677% (3 Month GBP Libor + 1.025) 10/20/2051[1,2]	7,393
			27,653

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount			Value
		Washington Mutual Mortgage Pass Through Certificates Trust
		Series 2005-AR13 Cl. A1A1
	$165	0.777% (1 Month USD Libor + 0.290) 10/25/2045[2]	$ 155
		Series 2005-AR6 Cl. 2A1A
	349	0.947% (1 Month USD Libor + 0.230) 04/25/2045[2]	328
		Series 2006-AR11 Cl. 3A1A
	1,699	2.791% (Fed 12 Month Treasury Average Constant Maturity Treasury + 0.920) 09/25/2046[2]	1,476
		Series 2006-AR8 Cl.1A4
	2,519	3.890%—08/25/2046	2,226
			4,185
		Wells Fargo Commercial Mortgage Trust
		Series 2018-C48
	7,117	4.302%—01/15/2052	8,334
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $175,900)			172,546

CORPORATE BONDS & NOTES—37.5%
AEROSPACE & DEFENSE—0.3%
		Rockwell Collins Inc.
	5,500	2.800%—03/15/2022	5,642
AUTO COMPONENTS—0.3%
		ZF North America Capital Inc.
	5,200	4.500%—04/29/2022[1]	5,206
AUTOMOBILES—3.0%
		BMW Finance NV
	4,900	2.250%—08/12/2022[1]	4,890
		Daimler Finance North America LLC
	5,900	2.550%—08/15/2022[1]	5,828
		Ford Motor Credit Co. LLC
	3,400	2.343%—11/02/2020	3,326
	3,400	2.425%—06/12/2020	3,400
	1,550	3.200%—01/15/2021	1,505
	2,700	5.875%—08/02/2021	2,687
			10,918
		Ford Motor Credit Co. LLC MTN[5]
	5,000	1.744%—07/19/2024	4,631
		General Motors Financial Co. Inc.
	7,700	2.277% (3 Month USD Libor + 0.540) 11/06/2020[2]	7,568
	6,600	2.450%—11/06/2020	6,532
	2,600	3.200%—07/13/2020	2,595
			16,695
		Nissan Motor Acceptance Corp.
	2,600	2.550%—03/08/2021[1]	2,522
		Volkswagen Bank GmbH MTN[5]
EUR	2,000	0.000% (3 Month EUR Libor + 1.550) 06/15/2021[2]	2,159
		Volkswagen Group of America Finance LLC
	$6,500	2.477% (3 Month USD Libor + 0.770) 11/13/2020[1,2]	6,438
	4,800	4.750%—11/13/2028[1]	5,242
			11,680
		Volkswagen International Finance NV
EUR	1,800	1.139% (3 Month EUR Libor + 1.550) 11/16/2024[2]	1,896
			61,219
CORPORATE BONDS & NOTES—Continued
Principal Amount			Value
BANKS—8.2%
		Banco Espirito Santo SA MTN[5]
EUR	3,500	0.000%—01/15/2049*	$ 1,050
		Banco Santander SA
	700	6.750%—12/31/2099[11]	764
		Banque Federative du Credit Mutuel SA
	$6,300	3.750%—07/20/2023[1]	6,660
		Barclays plc
	4,200	3.684%—01/10/2023	4,297
	6,300	3.844% (3 Month USD Libor + 2.110) 08/10/2021[2]	6,311
	3,700	4.610%—02/15/2023[11]	3,849
	1,000	7.875%—12/29/2049[11]	993
EUR	2,900	8.000%—12/15/2020[6,11]	3,144
			18,594
		Barclays plc MTN[5]
GBP	4,000	3.250%—02/12/2027	5,197
		BBVA Bancomer SA/Texas
	$289	6.500%—03/10/2021	295
		BBVA USA
	2,900	2.500%—08/27/2024	2,842
		BNP Paribas SA
	400	7.625%—12/29/2049[11]	407
		Citigroup Inc.
	6,800	2.750%—04/25/2022	6,967
	3,900	2.876%— 07/24/2023[11]	3,998
			10,965
		Credit Suisse Group AG
	5,100	2.997%—12/14/2023[1,11]	5,196
	300	7.125%—12/31/2099[11]	303
	2,500	7.500%—12/29/2049[11]	2,653
			8,152
		Deutsche Bank AG/New York
	3,500	2.281% (3 Month USD Libor + 0.970) 07/13/2020[2]	3,491
	5,500	2.700%—07/13/2020	5,494
	6,000	3.150%—01/22/2021	5,994
	9,000	3.961%—11/26/2025[11]	8,809
	3,200	4.250%—10/14/2021	3,223
			27,011
		Intesa Sanpaolo SpA
	5,000	4.000%—09/23/2029[1]	4,916
		Lloyds Banking Group plc
	6,000	2.858%—03/17/2023[11]	6,064
	2,900	4.450%—05/08/2025	3,159
			9,223
		Mitsubishi UFJ Financial Group Inc.
	4,800	2.623%—07/18/2022	4,899
	3,900	3.455%—03/02/2023	4,068
			8,967
		Mitsubishi UFJ Lease & Finance Co. Ltd. MTN[5]
	3,000	2.250%—09/07/2021	2,993
		Mizuho Financial Group Inc.
	4,900	2.555%—09/13/2025[11]	4,978
		Nordea Bank Abp
	2,500	3.750%—08/30/2023[1]	2,615
		Oversea-Chinese Banking Corp. Ltd.
	3,700	2.142% (3 Month USD Libor + 0.450) 05/17/2021[1,2]	3,679
		Royal Bank of Scotland Group plc
	700	3.162% (3 Month USD Libor + 1.470) 05/15/2023[2]	678
	200	4.519%—06/25/2024[11]	213
	200	4.892%—05/18/2029[11]	225

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount			Value
BANKS—Continued
	$917	7.500%—12/29/2049[11]	$ 879
	3,600	8.625%—08/15/2021[6,11]	3,688
			5,683
		Royal Bank of Scotland Group plc MTN[5]
EUR	600	2.000%—03/04/2025[11]	665
		Societe Generale SA MTN[5]
	$4,900	4.250%—09/14/2023[1]	5,181
		Standard Chartered plc
	5,000	2.744%—09/10/2022[1,11]	5,014
	5,000	4.247%—01/20/2023[1,11]	5,138
			10,152
		Synchrony Bank
	3,000	3.650%—05/24/2021	2,997
		UniCredit SpA MTN[5]
	10,600	7.830%—12/04/2023[1]	11,652
		Wells Fargo & Co.
	3,100	1.990% (3 Month USD Libor + 1.230) 10/31/2023[2]	3,090
		Wells Fargo & Co. MTN[5]
	5,600	3.550%—09/29/2025	6,060
			164,788
BEVERAGES—1.0%
		Anheuser-Busch InBev Finance Inc.
	4,700	3.700%—02/01/2024	5,094
		Anheuser-Busch InBev Worldwide Inc.
	5,100	4.500%—06/01/2050	5,696
		Bacardi Ltd.
	4,700	4.450%—05/15/2025[1]	4,961
		Keurig Dr Pepper Inc.
	4,000	3.200%—11/15/2021	4,082
			19,833
BUILDING PRODUCTS—0.6%
		CRH America Finance Inc.
	3,200	3.950%—04/04/2028[1]	3,347
	3,200	4.500%—04/04/2048[1]	3,470
			6,817
		Fortune Brands Home & Security Inc.
	4,700	3.250%—09/15/2029	4,620
		Owens Corning
	300	4.200%—12/01/2024	313
			11,750
CAPITAL MARKETS—2.2%
		BGC Partners Inc.
	6,300	5.375%—07/24/2023	6,311
		BM & FBovespa SA
	1,300	5.500%—07/16/2020	1,299
		Credit Agricole SA/London MTN[5]
	4,900	3.750%—04/24/2023[1]	5,147
		Credit Suisse Group Funding Guernsey Ltd.
	4,900	3.750%—03/26/2025	5,198
	4,845	3.800%—09/15/2022	5,047
			10,245
		E*Trade Financial Corp.
	5,100	2.950%—08/24/2022	5,212
		Goldman Sachs Group Inc.
	7,700	1.540% (3 Month USD Libor + 0.780) 10/31/2022[2]	7,586
CORPORATE BONDS & NOTES—Continued
Principal Amount			Value
CAPITAL MARKETS—Continued
	$3,400	3.200%—02/23/2023	$ 3,530
	800	5.750%—01/24/2022	857
			11,973
		Moody's Corp.
	300	2.625%—01/15/2023	309
	462	4.500%—09/01/2022	492
			801
		Platin 1426 GmbH
EUR	2,700	6.875%—06/15/2023[1]	3,041
		UBS Group AG
	$1,100	6.875%—12/29/2049[11]	1,111
			45,140
CHEMICALS—0.1%
		Sasol Financing USA LLC
	3,900	5.875%—03/27/2024	2,574
CONSUMER FINANCE—2.0%
		Ally Financial Inc.
	200	7.500%—09/15/2020	205
		American Express Co.
	6,400	3.400%—02/27/2023	6,699
	5,200	3.700%—08/03/2023	5,523
			12,222
		Capital One Financial Corp.
	5,500	1.210% (3 Month USD Libor + 0.450) 10/30/2020[2]	5,486
		Daimler Finance North America LLC
	4,861	2.200%—10/30/2021[1]	4,782
	5,300	3.350%—05/04/2021[1]	5,314
	5,300	3.700%—05/04/2023[1]	5,270
			15,366
		Harley-Davidson Financial Services Inc.
	5,300	3.550%—05/21/2021[1]	5,303
		Springleaf Finance Corp.
	2,800	6.875%—03/15/2025	2,665
			41,247
DIVERSIFIED FINANCIAL SERVICES—2.3%
		Avolon Holdings Funding Ltd.
	4,804	5.125%—10/01/2023[1]	4,306
		AXA Equitable Holdings Inc.
	3,200	3.900%—04/20/2023	3,328
		BAT International Finance plc
	3,600	3.250%—06/07/2022[1]	3,697
		Cantor Fitzgerald LP
	5,400	6.500%—06/17/2022[1]	5,568
		Depository Trust & Clearing Corp.
	3,000	4.875%—06/15/2020[1,6,11]	2,641
		Guardian Life Global Funding
	4,000	3.400%—04/25/2023[1]	4,202
		Imperial Brands Finance plc
	2,100	3.500%—02/11/2023[1]	2,128
	5,600	3.875%—07/26/2029[1]	5,633
			7,761
		Reckitt Benckiser Treasury Services plc
	3,400	2.375%—06/24/2022[1]	3,469
		Rio Oil Finance Trust
	1,336	9.250%—07/06/2024[1]	1,284
	5,598	9.750%—01/06/2027[1]	5,380
			6,664

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
DIVERSIFIED FINANCIAL SERVICES—Continued
	Syngenta Finance NV
$4,500	3.933%—04/23/2021[1]	$ 4,444
		46,080
DIVERSIFIED TELECOMMUNICATION SERVICES—1.6%
	Altice France SA
1,000	7.375%—05/01/2026[1]	1,049
	AT&T Inc.
3,500	1.964% (3 Month USD Libor + 1.180) 06/12/2024[2]	3,433
5,000	3.000%—06/30/2022	5,149
		8,582
	British Telecommunications plc
1,300	4.500%—12/04/2023	1,413
	Deutsche Telekom International Finance BV
6,080	2.820%—01/19/2022[1]	6,214
	Verizon Communications Inc.
12,695	3.376%—02/15/2025	13,936
		31,194
ELECTRIC UTILITIES—2.6%
	American Electric Power Co. Inc.
1,500	2.150%—11/13/2020	1,508
	Baltimore Gas & Electric
3,400	3.350%—07/01/2023	3,604
	Duke Energy Corp.
5,300	2.204% (3 Month USD Libor + 0.500) 05/14/2021[1,2]	5,284
4,536	3.750%—04/15/2024	4,940
		10,224
	Evergy Inc.
5,000	2.450%—09/15/2024	5,186
	Exelon Corp.
3,100	4.050%—04/15/2030	3,542
	FirstEnergy Corp.
1,100	2.850%—07/15/2022	1,123
	Greenko Solar Mauritius Ltd.
4,900	5.550%—01/29/2025[1]	4,364
	Interstate Power & Light Co.
4,800	3.250%—12/01/2024	5,143
	Nextera Energy Capital Holdings Inc.
5,000	1.950%—09/01/2022	5,080
1,624	2.800%—01/15/2023	1,683
4,800	3.200%—02/25/2022	4,948
		11,711
	Sempra Energy
5,200	1.191% (3 Month USD Libor + 0.450) 03/15/2021[2]	5,118
	Virginia Electric & Power Co.
1,100	2.950%—01/15/2022	1,127
		52,650
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.1%
	Arrow Electronics Inc.
2,100	3.500%—04/01/2022	2,121
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—3.0%
	Alexandria Real Estate Equities Inc.
2,100	2.750%—12/15/2029	2,109
	American Tower Corp.
5,000	2.750%—01/15/2027	5,184
2,099	3.300%—02/15/2021	2,124
		7,308
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—Continued
	AvalonBay Communities Inc. MTN[5]
$4,700	2.300%—03/01/2030	$ 4,669
3,000	3.450%—06/01/2025	3,204
		7,873
	Boston Properties LP
4,905	2.750%—10/01/2026	4,913
	Brandywine Operating Partnership LP
5,000	4.100%—10/01/2024	5,106
	CBL & Associates LP
2,700	4.600%—10/15/2024	742
6,600	5.950%—12/15/2026	1,787
		2,529
	Crown Castle International Corp.
4,000	3.700%—06/15/2026	4,357
	Digital Realty Trust LP
5,500	4.450%—07/15/2028	6,234
	EPR Properties
1,900	4.500%—06/01/2027	1,594
600	4.950%—04/15/2028	512
		2,106
	GLP Capital LP / GLP Financing II Inc.
4,500	4.000%—01/15/2030	3,997
	OMEGA Healthcare Investors Inc.
2,300	4.375%—08/01/2023	2,282
	Physicians Realty LP
1,400	3.950%—01/15/2028	1,260
	Service Properties Trust
4,800	4.350%—10/01/2024	4,069
	Spirit Realty LP
4,700	3.400%—01/15/2030	3,915
	Washington Prime Group LP
5,800	6.450%—08/15/2024	3,256
		61,314
FOOD & STAPLES RETAILING—0.0%
	CVS Pass-Through Trust
502	6.943%—01/10/2030	574
	Viterra Inc.
200	5.950%—08/01/2020[1]	202
		776
FOOD PRODUCTS—0.3%
	Kraft Heinz Foods Co.
400	2.304% (3 Month USD Libor + 0.570) 02/10/2021[2]	394
	McCormick & Co. Inc.
4,400	2.700%—08/15/2022	4,509
	Tyson Foods Inc.
1,100	2.250%—08/23/2021	1,114
		6,017
HEALTH CARE PROVIDERS & SERVICES—0.7%
	CVS Health Corp.
5,800	3.700%—03/09/2023	6,156
3,900	4.125%—04/01/2040	4,380
		10,536
	HCA Inc.
4,000	5.375%—09/01/2026	4,355
100	5.875%—02/01/2029	115
		4,470
		15,006

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
HOTELS, RESTAURANTS & LEISURE—0.5%
	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
$5,200	4.250%—05/30/2023[1]	$ 4,881
4,800	5.500%—03/01/2025[1]	4,302
		9,183
INSURANCE—0.5%
	AIA Group Ltd.
5,900	1.636% (3 Month USD Libor + 0.520) 09/20/2021[1,2]	5,804
2,700	3.375%—04/07/2030[1]	2,946
		8,750
	Ambac LSNI LLC
782	6.450% (3 Month USD Libor + 5.000) 02/12/2023[1,2]	748
		9,498
IT SERVICES—0.3%
	Paypal Holdings Inc.
5,000	2.850%—10/01/2029	5,330
MACHINERY—0.1%
	CNH Industrial Capital LLC
500	3.875%—10/15/2021	506
2,200	4.375%—11/06/2020	2,207
		2,713
MEDIA—0.3%
	Charter Communications Operating LLC
1,800	3.579%—07/23/2020	1,803
	COX Communications Inc.
4,700	3.250%—12/15/2022[1]	4,898
		6,701
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITs)—0.5%
	ERP Operating LP
4,100	3.375%—06/01/2025	4,314
	Simon Property Group LP
6,000	2.500%—09/01/2020	5,999
		10,313
OIL, GAS & CONSUMABLE FUELS—1.0%
	EQM Midstream Partners LP
1,550	4.750%—07/15/2023	1,462
	Equinor ASA
2,000	3.125%—04/06/2030	2,150
	MPLX LP
3,300	4.900%—04/15/2058	2,731
	Occidental Petroleum Corp.
3,900	2.900%—08/15/2024	2,982
	Odebrecht Drilling Norbe VIII/IX Ltd.
777	6.350%—12/01/2021	640
3,350	7.350%—12/01/2026	1,080
8	7.350%—12/01/2026[1]	3
		1,723
	Odebrecht Offshore Drilling Finance Ltd.
704	6.720%—12/01/2022	538
3,477	7.720%—12/01/2026	312
		850
	Odebrecht Oil & Gas Finance Ltd.
2,183	0.000%—09/12/2099[1,6,7]	12
	Rio Oil Finance Trust
2,034	9.250%—07/06/2024	1,955
CORPORATE BONDS & NOTES—Continued
Principal Amount			Value
OIL, GAS & CONSUMABLE FUELS—Continued
		Shell International Finance BV
	$5,200	2.750%—04/06/2030	$ 5,399
		Southern California Gas Co.
	900	3.200%—06/15/2025	964
			20,228
PHARMACEUTICALS—1.9%
		Abbvie Inc.
	5,000	2.150%—11/19/2021[1]	5,070
	4,900	2.600%—11/21/2024[1]	5,117
	1,000	3.200%—11/06/2022	1,048
			11,235
		Allergan Funding SCS
	2,200	3.450%—03/15/2022	2,256
		Bayer US Finance II LLC
	6,300	3.875%—12/15/2023[1]	6,697
	2,800	4.250%—12/15/2025[1]	3,105
			9,802
		Mylan NV
EUR	5,100	2.250%—11/22/2024	5,707
		Takeda Pharmaceutical Co. Ltd.
	$3,900	4.400%—11/26/2023	4,283
		Teva Pharmaceutical Finance Netherlands II BV
EUR	2,200	3.250%—04/15/2022	2,375
		Teva Pharmaceutical Finance Netherlands III BV
	$3,000	6.750%—03/01/2028[8]	3,099
			38,757
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.2%
		Tesco Property Finance 5 plc
GBP	2,254	5.661%—10/13/2041	3,723
ROAD & RAIL—0.3%
		ERAC USA Finance LLC
	$2,600	3.300%—10/15/2022[1]	2,630
		Penske Truck Leasing Co. LP
	3,800	2.700%—03/14/2023[1]	3,820
		TTX Co. MTN[5]
	250	2.600%—06/15/2020[1]	250
			6,700
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.6%
		Broadcom Corp. / Broadcom Cayman Finance Ltd.
	3,800	3.875%—01/15/2027	3,949
		Broadcom Inc.
	4,900	3.125%—10/15/2022[1]	5,083
		NXP BV / NXP Funding LLC
	700	4.125%—06/01/2021[1]	716
	1,800	4.625%—06/15/2022[1]	1,878
			2,594
			11,626
SOFTWARE—0.3%
		Oracle Corp.
	2,400	2.950%—04/01/2030	2,629
	3,500	3.600%—04/01/2040	3,962
			6,591
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.6%
		Dell International LLC
	4,000	5.450%—06/15/2023[1]	4,233

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—Continued
	EMC Corp.
$1,080	2.650%—06/01/2020	$ 1,078
	Hewlett Packard Enterprise Co.
5,900	2.093% (3 Month USD Libor + 0.720) 10/05/2021[2]	5,800
		11,111
THRIFTS & MORTGAGE FINANCE—0.3%
	Nationwide Building Society
5,300	4.363%—08/01/2024[1,11]	5,551
TOBACCO—0.4%
	Japan Tobacco Inc. MTN[5]
5,000	2.000%—04/13/2021	5,005
	Reynolds American Inc.
3,600	4.000%—06/12/2022	3,748
		8,753
TRADING COMPANIES & DISTRIBUTORS—1.1%
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust
2,000	3.500%—05/26/2022	1,862
5,500	4.875%—01/16/2024	5,137
		6,999
	Air Lease Corp. MTN[5]
3,600	4.250%—02/01/2024	3,437
	Aviation Capital Group LLC
3,900	2.875%—01/20/2022[1]	3,380
3,300	3.875%—05/01/2023[1]	2,699
5,300	4.125%—08/01/2025[1]	4,375
		10,454
	International Lease Finance Corp.
837	8.250%—12/15/2020	839
	Mitsubishi Corp. MTN[5]
400	2.625%—07/14/2022	407
		22,136
TRANSPORTATION INFRASTRUCTURE—0.1%
	Central Nippon Expressway Co. Ltd.
1,150	2.849%—03/03/2022	1,177
WIRELESS TELECOMMUNICATION SERVICES—0.2%
	Sprint Communications Inc.
800	6.000%—11/15/2022	850
1,400	7.000%—08/15/2020	1,416
		2,266
	Sprint Corp.
1,390	7.250%—09/15/2021	1,464
		3,730
TOTAL CORPORATE BONDS & NOTES
(Cost $763,919)		756,378

ESCROW— 0.0%
(Cost $15)
Shares			Value
ESCROW—0.0%
	36,000	General Motors Co. Escrow	$ —[x]

FOREIGN GOVERNMENT OBLIGATIONS—2.8%
Principal Amount
		Israel Government International Bond
	$4,800	2.750%—07/03/2030	5,051
	4,600	3.875%—07/03/2050	5,108
			10,159
		Japan Finance Organization For Municipalities MTN[5]
	6,800	2.625%—04/20/2022[1]	7,041
		Japan International Cooperation Agency
	6,900	2.750%—04/27/2027	7,750
		Peruvian Government International Bond
	5,600	2.783%—01/23/2031	5,782
		Province of Ontario Canada
CAD	5,600	3.150%—06/02/2022	4,236
		Province of Quebec Canada
	3,800	3.500%—12/01/2022	2,929
	13,900	4.250%—12/01/2021	10,573
			13,502
		Provincia de Buenos Aires/Government Bonds
ARS	310	37.596% (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.750) 04/12/2025[1,2]	3
		Qatar Government International Bond
	$5,500	3.375%—03/14/2024	5,827
	2,000	4.500%—01/20/2022	2,107
			7,934
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $60,925)			56,407

MORTGAGE PASS-THROUGH—41.7%
		Bancorp Commercial Mortgage Trust
		Series 2018-CRE4 Cl. A
	3,479	1.714% (1 Month USD Libor + 0.900) 09/15/2035[1,2]	3,295
		Federal Home Loan Mortgage Corp.
	5,900	2.700%—08/01/2023	6,127
	8,065	4.000%—12/01/2047-01/01/2049	8,616
	3	4.148% (U.S. Treasury Yield Curve Rate T Note 1 Year Constant Maturity Treasury + 2.209) 06/01/2024[2]	3
	23	4.283% (U.S. Treasury Yield Curve Rate T Note 1 Year Constant Maturity Treasury + 2.250) 08/01/2035[2]	23
	315	4.500%—12/01/2040-09/01/2041	350
	802	5.500%—02/01/2038-07/01/2038	918
	2,841	6.000%—01/01/2029-05/01/2040	3,276
			19,313
		Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates
	17,895	1.360%—08/25/2022[2]	423
		Federal Home Loan Mortgage Corp. REMIC[9]
	4,310	1.214% (1 Month USD Libor + 0.400) 06/15/2041[2]	4,297
	14	1.264% (1 Month USD Libor + 0.450) 11/15/2030[2]	14

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

MORTGAGE PASS-THROUGH—Continued
Principal Amount		Value
$22	8.000%—08/15/2022	$ 24
1	9.000%—12/15/2020	1
		4,336
	Federal Home Loan Mortgage Corp. Structured Pass Through Certificates
	Series T-63 Cl. 1A1
81	3.128% (Fed 12 Month Treasury Average Constant Maturity Treasury + 1.200) 02/25/2045[2]	80
	Series E3 Cl. A
21	4.016%—08/15/2032[2]	22
		102
	Federal National Mortgage Association
5,230	2.310%—08/01/2022	5,368
213	3.000%—02/01/2021-11/01/2025	225
191	3.271% (Fed 12 Month Treasury Average Constant Maturity Treasury + 1.400) 10/01/2040[2]	191
418	3.330%—11/01/2021	428
3,487	3.500%—04/01/2045	3,755
44,741	4.000%—09/01/2023-06/01/2049	48,115
33	4.393% (12 Month USD Libor + 1.674) 05/01/2035[2]	33
425	4.415% (12 Month USD Libor + 1.693) 08/01/2035[2]	428
8,171	4.500%—07/01/2020-11/01/2048	8,837
585	4.547% (12 Month USD Libor + 1.715) 06/01/2035[2]	608
2,098	5.000%—10/01/2031-06/01/2044	2,338
21,482	5.500%—01/01/2025-09/01/2041	24,510
6,831	6.000%—07/01/2023-06/01/2040	7,807
		102,643
	Federal National Mortgage Association REMIC[9]
	Series 2015-38 Cl. DF
3,708	1.891% (1 Month USD Libor + 0.310) 06/25/2055[2]	3,694
4,400	2.444%—09/25/2029	4,752
	Series 2011-98 Cl. ZL
75,339	3.500%—10/25/2041	79,762
	Series 2006-5 Cl. 3A2
46	3.799%—05/25/2035[2]	48
	Series 2003-25 Cl. KP
407	5.000%—04/25/2033	464
	Series 2003-W1 Cl. 1A1
146	5.281%—12/25/2042[2]	161
		88,881
	Federal National Mortgage Association TBA[10]
68,300	2.500%—07/14/2050	70,888
157,300	3.000%—07/12/2048	165,607
75,900	3.500%—06/19/2032-06/13/2048	80,234
106,600	4.000%—5/16/2028-05/13/2050	113,537
3,500	4.500%—06/13/2047	3,775
1,000	5.500%—05/14/2048	1,097
		435,138
	Government National Mortgage Association
2,956	5.000%—08/15/2033-06/15/2041	3,318
	Government National Mortgage Association II
223	3.000% (U.S. Treasury Yield Curve Rate T Note 1 Year Constant Maturity Treasury + 1.500) 01/20/2025-02/20/2032[2]	230
74	3.125% (U.S. Treasury Yield Curve Rate T Note 1 Year Constant Maturity Treasury + 1.500) 10/20/2025-11/20/2029[2]	76
79	3.250% (U.S. Treasury Yield Curve Rate T Note 1 Year Constant Maturity Treasury + 1.500) 08/20/2022-07/20/2027[2]	81
MORTGAGE PASS-THROUGH—Continued
Principal Amount		Value
$9,963	3.500%—12/20/2049	$ 10,609
18	3.875% (U.S. Treasury Yield Curve Rate T Note 1 Year Constant Maturity Treasury + 1.500) 05/20/2024[2]	18
7,967	4.000%—06/20/2047-09/20/2049	8,575
9,491	4.500%—06/20/2048-02/20/2049	10,205
16,414	5.000%—01/20/2049-10/20/2049	17,754
		47,548
	Government National Mortgage Association II TBA[10]
600	3.000%—06/22/2050	637
92,800	4.500%—05/20/2050-06/22/2050	99,363
2,000	5.000%—05/21/2049	2,158
		102,158
	Government National Mortgage Association TBA[10]
2,000	3.000%—06/21/2046	2,125
5,000	4.000%—05/21/2048	5,310
23,500	5.000%—05/21/2048	25,624
		33,059
TOTAL MORTGAGE PASS-THROUGH
(Cost $827,368)		840,214

MUNICIPAL BONDS—0.1%
MUNICIPAL BONDS—0.1%
	Chicago Transit Authority
150	6.300%—12/01/2021	158
	City of Chicago, IL
816	7.750%—01/01/2042	910
	New Jersey Transportation Trust Fund Authority
1,400	2.551%—06/15/2023	1,425
TOTAL MUNICIPAL BONDS
(Cost $2,351)		2,493

U.S. GOVERNMENT OBLIGATIONS—24.6%
	U.S. Treasury Bonds
11,100	2.000%—02/15/2050	13,045
11,000	2.250%—08/15/2046	13,358
34,200	2.500%—02/15/2045-02/15/2046	43,111
28,400	2.875%—05/15/2043-08/15/2045	37,888
13,100	3.000%—05/15/2042-02/15/2048	18,052
87,100	3.125%—02/15/2042-08/15/2044	120,795
13,400	3.375%—05/15/2044	19,293
9,200	3.625%—02/15/2044	13,710
4,200	4.250%—05/15/2039	6,563
10,500	4.375%—05/15/2040	16,744
12,000	4.625%—02/15/2040	19,642
		322,201
	U.S. Treasury Notes
31,600	1.750%—09/30/2022-06/30/2024[8]	32,998
25,100	1.875%—07/31/2022[8]	26,040
41,000	2.000%—08/31/2021	41,999

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

U.S. GOVERNMENT OBLIGATIONS—Continued
Principal Amount		Value
$49,500	2.000%—10/31/2021-12/31/2021[8]	$ 50,954
18,800	2.625%—02/15/2029	22,047
		174,038
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $432,231)		496,239

SHORT-TERM INVESTMENTS—4.7%
REPURCHASE AGREEMENTS—2.6%
6,700	Repurchase Agreement with Barclays dated April 30, 2020 due May 01, 2020 at 0.070% collateralized by U.S. Treasury Bonds (value $6,758)	6,700
46,700	Repurchase Agreement with HSBC dated April 30, 2020 due May 01, 2020 at 0.070% collateralized by U.S. Treasury Bonds (value $47,178)	46,700
		53,400
SHORT-TERM INVESTMENTS—Continued
Principal Amount		Value
U.S. TREASURY BILLS—2.1% †
	U.S. Cash Management Bill
$7,500	0.111%—08/04/2020[7,8]	$ 7,498
	U.S. Treasury Bills
34,300	0.125%—07/23/2020	34,293
		41,791
TOTAL SHORT-TERM INVESTMENTS
(Cost $95,188)		95,191
TOTAL INVESTMENTS—126.8%
(Cost $2,498,568)		2,556,765
CASH AND OTHER ASSETS, LESS LIABILITIES—(26.8)%		(539,734)
TOTAL NET ASSETS—100.0%		$2,017,031

FUTURES CONTRACTS
Description	Number of Contracts	Expiration Date	Current Notional Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Euro-Bund Futures (Sell)	11	06/08/2020	EUR 1,100	$ 2
Euro-Buxl Futures (Buy)	19	06/08/2020	1,900	28
U.S. Treasury Bond Futures 30 year (Sell)	690	06/19/2020	$ 69,000	(3,528)
U.S. Treasury Note Futures 5 year (Buy)	1,982	06/30/2020	198,200	6,363
U.S. Treasury Note Futures 10 year (Buy)	888	06/19/2020	88,800	915
Total Futures Contracts				$ 3,780

PURCHASED OPTIONS
PURCHASED OPTIONS THAT REQUIRE PERIODIC SETTLEMENT OF VARIATION MARGIN
Description	Exchange	Strike Price	Expiration Date	Number of Contracts/ Notional	Premiums Paid (000s)	Value (000s)
Euro-Schatz Futures Option (Call)	Eurex	EUR 113.50	05/22/2020	84	$1	$—
PURCHASED OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Exchange	Strike Price	Expiration Date	Number of Contracts/ Notional	Premiums Paid (000s)	Value (000s)
U.S. Treasury Bond Futures Option 30 year (Call)	Chicago Board of Trade	$ 196.00	05/22/2020	329	$ 3	$ 21
U.S. Treasury Note Futures Option 5 year (Put)	Chicago Board of Trade	113.00	05/22/2020	1,187	10	1
U.S. Treasury Note Futures Option 10 year (Put)	Chicago Board of Trade	119.50	05/22/2020	76	1	—
U.S. Treasury Note Futures Option 10 year (Put)	Chicago Board of Trade	120.00	05/22/2020	38	—	—
Total Purchased Options Not Settled Through Variation Margin					$ 14	$ 22
Total Purchased Options					$ 15	$ 22

Harbor Bond Fund
Portfolio of Investments—Continued

WRITTEN OPTIONS
WRITTEN OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty	Strike Index	Expiration Date	Number of Contracts/ Notional	Premiums Received (000s)	Value (000s)
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Put)	Citibank NA	217.965 [j]	09/29/2020	14,800,000	$191	$—
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Put)	Deutsche Bank AG	218.011 [j]	10/13/2020	15,600,000	153	—
Total Written Options Not Settled Through Variation Margin					$344	$—
WRITTEN SWAP OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty	Floating Rate Index	Buy/Sell Credit Protection	Strike Rate	Expiration Date	Number of Contracts/ Notional	Premiums Received (000s)	Value (000s)
Credit Default Swap Option 5 year (Put)	BNP Paribas SA	Markit CDX North America Investment Grade	Sell	0.80%	06/17/2020	8,900,000	$ 9	$(53)
Credit Default Swap Option 5 year (Put)	Deutsche Bank AG	Markit CDX North America Investment Grade	Sell	0.85	06/17/2020	1,900,000	2	(9)
Credit Default Swap Option 5 year (Put)	Morgan Stanley Capital Services LLC	Markit CDX North America Investment Grade	Sell	0.85	06/17/2020	3,000,000	4	(15)
Total Written Swap Options Not Settled Through Variation Margin							$ 15	$(77)
Total Written Options							$359	$(77)

FORWARD CURRENCY CONTRACTS
Counterparty	Amount to be Delivered (000s)	Amount to be Received (000s)	Settlement Date	Unrealized Appreciation/ (Depreciation) (000s)
BNP Paribas SA	$ 10,591	BRL 55,100	07/02/2020	$ (503)
Deutsche Bank AG	$ 24,970	BRL 135,512	05/05/2020	(59)
HSBC Bank USA	$ 95	BRL 512	05/05/2020	(1)
UBS AG	$ 26,943	BRL 135,000	05/05/2020	(2,127)
Citibank NA	BRL 55,100	$ 13,008	07/02/2020	2,920
Deutsche Bank AG	BRL 135,512	$ 26,382	05/05/2020	1,471
HSBC Bank USA	BRL 512	$ 94	05/05/2020	—
HSBC Bank USA	BRL 512	$ 95	06/02/2020	1
UBS AG	BRL 135,000	$ 24,876	05/05/2020	59
Barclays Bank plc	$ 14,275	GBP 11,191	05/15/2020	(180)
Citibank NA	$ 1,611	GBP 1,353	05/15/2020	94
Goldman Sachs Bank USA	$ 27,832	GBP 22,625	05/15/2020	666
JP Morgan Chase Bank NA	$ 2,198	GBP 1,887	05/15/2020	179
Citibank NA	GBP 4,628	$ 34,009	05/15/2020	863
Goldman Sachs Bank USA	GBP 1,605	$ 19,618	05/15/2020	377
HSBC Bank USA	GBP 3,869	$ 4,783	05/15/2020	(91)
HSBC Bank USA	GBP 3,750	$ 20,512	05/15/2020	430
JP Morgan Chase Bank NA	GBP 3,758	$ 4,893	05/15/2020	160
JP Morgan Chase Bank NA	GBP 1,681	$ 8,281	05/15/2020	(238)
Société Générale	GBP 31,831	$ 41,428	05/15/2020	1,335
Citibank NA	$ 18,696	CAD 25,940	05/04/2020	(60)
Citibank NA	CAD 25,940	$ 18,404	05/04/2020	(232)
Citibank NA	CAD 25,940	$ 18,697	06/02/2020	60
HSBC Bank USA	$ 169	CNY 1,185	06/17/2020	(2)
Barclays Bank plc	$ 1,119	EUR 2,008	05/15/2020	(8)
BNP Paribas SA	$ 15,569	EUR 34,658	05/15/2020	(903)
BNP Paribas SA	$ 3,383	EUR 23,478	05/15/2020	232
Goldman Sachs Bank USA	$ 3,161	EUR 2,806	05/15/2020	(85)
Goldman Sachs Bank USA	$ 6,934	EUR 6,437	05/15/2020	122
JP Morgan Chase Bank NA	$ 1,023	EUR 13,261	05/15/2020	246
Barclays Bank plc	EUR 1,544	$ 1,711	05/15/2020	19
BNP Paribas SA	EUR 58,001	$ 68,719	05/15/2020	(241)
Citibank NA	EUR 7,490	$ 8,392	05/15/2020	181
Goldman Sachs Bank USA	EUR 1,909	$ 7,673	05/15/2020	66
HSBC Bank USA	EUR 5,267	$ 5,720	05/15/2020	(53)
HSBC Bank USA	EUR 1,535	$ 1,712	05/15/2020	29

Harbor Bond Fund
Portfolio of Investments—Continued

FORWARD CURRENCY CONTRACTS—Continued
Counterparty	Amount to be Delivered (000s)	Amount to be Received (000s)	Settlement Date	Unrealized Appreciation/ (Depreciation) (000s)
JP Morgan Chase Bank NA	EUR 17,682	$ 22,698	05/15/2020	$ (64)
JP Morgan Chase Bank NA	EUR 4,945	$ 5,630	05/15/2020	210
BNP Paribas SA	$ 139	INR 10,030	06/17/2020	(6)
BNP Paribas SA	$ 1,362	JPY 149,500	05/15/2020	31
Citibank NA	$ 39,485	JPY 4,323,300	05/15/2020	810
Citibank NA	JPY 2,891,500	$ 39,870	05/15/2020	(1,168)
JP Morgan Chase Bank NA	JPY 131,700	$ 1,197	05/15/2020	(30)
JP Morgan Chase Bank NA	$ 46	MXN 878	06/17/2020	(10)
Citibank NA	TRY 867	$ 127	05/12/2020	3
Total Forward Currency Contracts				$ 4,503

INTEREST RATE SWAP AGREEMENTS
CENTRALLY CLEARED SWAP AGREEMENTS
INTEREST RATE SWAPS
Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
LCH Group	British Bankers' Association LIBOR GBP 6-Month	Receive	0.750%	Semi-annual	03/18/2050	GBP 10,500	$(1,235)	$ 256	$(1,491)
LCH Group	British Bankers' Association LIBOR GBP 6-Month	Receive	1.000	Semi-annual	06/17/2050	9,500	(2,001)	175	(2,176)
CME Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.300	Semi-annual	03/18/2026	JPY 10,510,000	(2,274)	(564)	(1,710)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	0.036	Semi-annual	03/10/2038	196,000	(25)	—	(25)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	0.040	Semi-annual	03/10/2038	196,000	(23)	1	(24)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.300	Semi-annual	03/18/2026	5,900,000	(1,275)	(350)	(925)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	(0.095)	Semi-annual	09/13/2026	1,190,000	(7)	—	(7)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	(0.092)	Semi-annual	09/13/2026	590,000	(2)	—	(2)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	(0.068)	Semi-annual	09/18/2026	990,000	9	—	9
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	(0.062)	Semi-annual	09/18/2026	1,580,000	20	(1)	21
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	(0.064)	Semi-annual	09/19/2026	595,000	6	—	6
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	(0.063)	Semi-annual	09/19/2026	595,000	7	—	7
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	(0.087)	Semi-annual	09/20/2026	297,000	(1)	—	(1)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	(0.097)	Semi-annual	09/24/2026	723,000	(8)	1	(9)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.300	Semi-annual	09/20/2027	2,180,000	(564)	(113)	(451)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.300	Semi-annual	03/20/2028	1,020,000	(272)	73	(345)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	0.380	Semi-annual	06/18/2028	5,480,000	1,866	209	1,657
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.399	Semi-annual	06/18/2028	770,000	(274)	(1)	(273)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.450	Semi-annual	03/20/2029	660,000	(275)	(48)	(227)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.750	Semi-annual	03/20/2038	1,204,000	(1,289)	(15)	(1,274)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.800	Semi-annual	10/22/2038	220,000	(257)	—	(257)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.705	Semi-annual	10/31/2038	640,000	(663)	41	(704)

Harbor Bond Fund
Portfolio of Investments—Continued

INTEREST RATE SWAP AGREEMENTS—Continued
CENTRALLY CLEARED SWAP AGREEMENTS—Continued
INTEREST RATE SWAPS—Continued
Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.785%	Semi-annual	11/12/2038	JPY 320,000	$ (377)	$ 1	$ (378)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.750	Semi-annual	12/20/2038	1,847,800	(2,058)	100	(2,158)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	0.122	Semi-annual	08/22/2039	1,310,000	(20)	107	(127)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	0.123	Semi-annual	08/22/2039	1,020,000	(15)	26	(41)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	0.103	Semi-annual	08/28/2039	190,000	(9)	—	(9)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	1.000	Semi-annual	03/21/2048	230,000	485	562	(77)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.800	Semi-annual	08/22/2023	$ 86,000	7,152	(1,932)	9,084
Centrally Cleared Interest Rate Swaps									(1,907)
Interest Rate Swaps									$(1,907)
CREDIT DEFAULT SWAP AGREEMENTS
CENTRALLY CLEARED SWAP AGREEMENTS
CREDIT DEFAULT SWAPS
Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/ Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Payment Frequency	Notional Amount[e] (000s)	Value [f] (000s)	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
ICE Group	TESCO PLC 6.000% due 12/14/2029	Sell	1.000%	06/20/2022	0.347%	Quarterly	EUR 5,000	$ 84	$(244)	$ 328
ICE Group	AT&T Inc. 2.450% due 06/30/2020	Sell	1.000	12/20/2020	0.999	Quarterly	$ 3,100	4	21	(17)
ICE Group	General Electric Company 2.700% due 10/09/2022	Sell	1.000	12/20/2023	1.658	Quarterly	2,700	(59)	(120)	61
ICE Group	General Electric Company 2.700% due 10/09/2022	Sell	1.000	06/20/2024	1.732	Quarterly	1,200	(33)	(3)	(30)
ICE Group	General Electric Company 2.700% due 10/09/2022	Sell	1.000	12/20/2024	1.800	Quarterly	2,600	(88)	(38)	(50)
ICE Group	The Boeing Company 8.750% due 08/15/2021	Sell	1.000	12/20/2020	3.999	Quarterly	5,100	(91)	29	(120)
ICE Group	The Goldman Sachs Group, Inc. 5.950% due 01/18/2018	Sell	1.000	09/20/2020	0.452	Quarterly	8,000	27	128	(101)
Centrally Cleared Credit Default Swaps										$ 71
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
CREDIT DEFAULT SWAPS
Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/ Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Payment Frequency	Notional Amount[e] (000s)	Value [f] (000s)	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Citibank NA	Equitable Holdings Inc. 3.900% due 04/20/2023	Sell	1.000%	06/20/2023	0.025%	Quarterly	$ 4,200	$(186)	$(115)	$ (71)
Credit Default Swaps										$ —
Total Swaps										$(1,907)

Harbor Bond Fund
Portfolio of Investments—Continued

FIXED INCOME INVESTMENTS SOLD SHORT — (8.1)%
Principal Amount (000s)	Security	Proceeds (000s)	Value (000s)
$ 138,800	Federal National Mortgage Association TBA[10] 4.000%—05/13/2050-06/11/2050	$ 148,026	$ (147,956)
9,000	Federal National Mortgage Association TBA[10] 6.000%—05/13/2050	10,043	(10,002)
4,400	Federal National Mortgage Association TBA[10] 5.000%—05/13/2050	4,762	(4,785)
Total Fixed Income Investments Sold Short		$ 162,831	$ (162,743)
REVERSE REPURCHASE AGREEMENTS — (0.1)%
Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Proceeds (000s)	Payable for Reverse Repurchase Agreements (000s)
Barclays Bank PLC	(0.500)%	04/03/2020	04/06/2022	$1,427	$(1,427)
BNP Paribas SA	(0.050)%	10/21/2019	10/21/2021	1,291	(1,291)
Total Reverse Repurchase Agreements				$2,718	$(2,718)

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2020 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$ —	$ 132,172	$ —	$ 132,172
Bank Loan Obligations	—	—	5125	5,125
Collateralized Mortgage Obligations	—	172,546	—	172,546
Corporate Bonds & Notes	—	756,378	—	756,378
Escrow	—	—	—	—
Foreign Government Obligations	—	56,407	—	56,407
Mortgage Pass-Through	—	840,214	—	840,214
Municipal Bonds	—	2,493	—	2,493
U.S. Government Obligations	—	496,239	—	496,239
Short-Term Investments
Repurchase Agreements	—	53,400	—	53,400
U.S. Treasury Bills	—	41,791	—	41,791
Total Investments in Securities	$ —	$2,551,640	$5,125	$2,556,765
Financial Derivative Instruments - Assets
Forward Currency Contracts	$ —	$ 10,564	$ —	$ 10,564
Futures Contracts	7,308	—	—	7,308
Purchased Options	22	—	—	22
Swap Agreements	—	11,173	—	11,173
Total Financial Derivative Instruments - Assets	$ 7,330	$ 21,737	$ —	$ 29,067
Liability Category
Fixed Income Investments Sold Short	$ —	$ (162,743)	$ —	$ (162,743)
Financial Derivative Instruments - Liabilities
Forward Currency Contracts	$ —	$ (6,061)	$ —	$ (6,061)
Futures Contracts	(3,528)	—	—	(3,528)
Swap Agreements	—	(13,080)	—	(13,080)
Written Options	—	(77)	—	(77)
Total Financial Derivative Instruments - Liabilities	$(3,528)	$ (19,218)	$ —	$ (22,746)
Total Investments	$ 3,802	$2,391,416	$5,125	$2,400,343
For more information on valuation inputs and their aggregation into the levels in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

Harbor Bond Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS—Continued
The following is a rollforward of the Fund’s Level 3 investments during the period ended April 30, 2020.
Valuation Description	Beginning Balance as of 11/01/2019 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Transfers Into Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2020 (000s)	Unrealized Gain/(Loss) as of 04/30/2020 (000s)
Bank Loan Obligations	$5,198	$—	$—	$ (5)	$—	$(68)	$—	$—	$5,125	$(70)
Escrow	—	—	—	—	—	—	—	—	—	(15)
	$5,198	$—	$—	$ (5)	$—	$(68)	$—	$—	$5,125	$(85)
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 04/30/2020 (000s)	Valuation Technique	Unobservable Input(s)	Input Value(s)
Investments in Securities
Bank Loan Obligations
Toyota Motor Credit Corporation 2018 Term Loan	$ 5,125	Benchmark Pricing	Base Price	$ 98.55
Escrow
General Motors Co. Escrow	—	Cash Available in Relation to Claims	Estimated Recovery Value	$ 0.00
$ 5,125
REMAINING CONTRACTUAL MATURITY OF TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS
The following is a summary of the remaining contractual maturities of transfers accounted for as secured borrowings, by collateral type, as of April 30, 2020.
	Overnight and Continuous (000s)	Up to 30 Days (000s)	31-90 Days (000s)	Greater Than 90 Days (000s)	Total (000s)
Reverse Repurchase Agreements
U.S. Treasury Obligations	$—	$—	$—	$2,718	$2,718

Harbor Bond Fund
Portfolio of Investments—Continued

*	Security in Default
†	Coupon represents yield to maturity
1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At April 30, 2020, the aggregate value of these securities was $434,661 or 22% of net assets.
2	Variable or floating rate security; the stated rate represents the rate in effect at April 30, 2020. The variable rate for such securities may be based on the indicated reference rate and spread or on an underlying asset or pool of assets rather than a reference rate and may be determined by current interest rates, prepayments or other financial indicators.
3	CLO after the name of a security stands for Collateralized Loan Obligation.
4	Step coupon security; the stated rate represents the rate in effect at April 30, 2020.
5	MTN after the name of a security stands for Medium Term Note.
6	Perpetuity bond; the maturity date represents the next callable date.
7	Zero coupon bond
8	At April 30, 2020, a portion of securities held by the Fund were pledged as collateral for exchange traded and centrally cleared derivatives, over-the-counter (OTC) derivatives, forward commitments, or secured borrowings (see Note 2 of the accompanying Notes to Financial Statements). The securities pledged had an aggregate value of $20,074 or 1% of net assets.
9	REMICs are collateralized mortgage obligations which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.
10	TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after April 30, 2020. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date (see Note 2 of the accompanying Notes to Financial Statements).
11	Rate changes from fixed to variable rate at a specified date prior to its final maturity. Stated rate is fixed rate currently in effect and stated date is the final maturity date.
b	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
c	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
d	Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
e	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
f	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
j	Amount represents index value
x	Fair valued in accordance with Harbor Funds' Valuation Procedures.
ARS	Argentine Peso
BRL	Brazilian Real
CAD	Canadian Dollar
CNY	Chinese Yuan Renminbi
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
TRY	Turkish Lira
The accompanying notes are an integral part of the Financial Statements.

Harbor Convertible Securities Fund
Manager’s Commentary (Unaudited)

Subadviser
Shenkman Capital Management, Inc.
461 Fifth Avenue
22nd Floor
New York, NY 10017
Portfolio Managers
Mark R. Shenkman
Since 2011
Justin W. Slatky
Since 2017
Raymond F. Condon
Since 2011
Jordan N. Barrow, CFA
Since 2016
Thomas Whitley, CFA
Since 2019
Shenkman Capital has subadvised the Fund since 2011.
Investment Objective
The Fund seeks to maximize total returns (i.e., current income and capital appreciation).
Mark R. Shenkman

Justin W. Slatky

Raymond F. Condon

Jordan N. Barrow, CFA

Thomas Whitley, CFA

Management’s Discussion of
Fund Performance
Market Review
After setting an all-time high of 3,386.15 on February 19, 2020, largely due to continued optimism in the strength of the U.S. economy, the S&P 500 Index closed the first half of the Fund’s fiscal year at 2,912.43, down -13.99% from the February high and -3.17% from the start of the fiscal year in November 2019. The market’s abrupt turnaround is virtually entirely attributable to the COVID-19 pandemic and its consequent negative effects on everyday life and U.S. and global supply chains and economies. The ICE BofA U.S. Convertible Ex Mandatory Index (the “Index”) returned 2.50% for the six-month period ended April 30, 2020, with underlying equities returning 5.39%. Performance in the Index’s underlying equities was somewhat mixed with positive contribution from the Consumer Discretionary, Health Care, and Information Technology (IT) sectors, and with negative contribution from the Energy, Financials and Materials sectors.
After a hiatus during most of the month of March, the convertible new issue market, spurred by the unprecedented monetary intervention in the U.S. capital markets by the U.S. Federal Reserve and the simultaneous fiscal intervention by the U.S. Government post the onset of the coronavirus pandemic, rebounded sharply in April with 24 deals raising $13.6 billion. Issuance for the six-month period ended April 30, 2020 now stands at $32.7 billion, more than twice the $15.2 billion for the same period last year. Notably, issuance was led by sectors outside of IT and Health Care, with companies taking advantage of benign monetary conditions to issue convertibles in combination with simultaneous offerings of equity and/or debt. We expect a continued shift from a base of primarily growth issuers (IT and Health Care) to a mix, with more mature issuers seeking an outlet to refinance existing debt in a higher credit spread environment.
Performance
The Fund returned -0.59% (Retirement Class), -0.72% (Institutional Class), -0.76% (Administrative Class), and -0.84% (Investor Class) for the six-month period ended April 30, 2020, compared with the 2.50% return of the Index during the same period. The Fund was negatively impacted relative to the Index due to an underweight allocation in the most equity like portion of the market (those securities with a 100% investment premium or more), which the Fund stylistically tends to underweight/sell due to excess equity sensitivity. The Fund ended the period with an average weighting in the >100% investment premium bin of 2.92% and a portfolio total return of 19.45%, compared to the Index’s 16.93% average weighting and 13.57% total return.
From an industry contribution point of view, the best performing industries in the Fund were Automobiles, Health Care Equipment, Software, Internet Marketing, and IT Services. Automobiles’ primary constituent Tesla, with an average weighting of 0.87%, had a portfolio total return of 269.5%. The company continues to benefit from meeting/exceeding production targets. Healthcare Equipment was led by DEXCOM, a medical device company focused on the development of continuous glucose monitoring systems. Software continues to be the largest industry in the Fund with an average weight of 18.36%. The Software industry performance was well diversified among 26 different holdings. In addition, both Internet Marketing (led by Wayfair and Etsy), and IT Services (led by Akamai and OKTA) were among the beneficiaries of the stay/work at home phenomenon.

Harbor Convertible Securities Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2020
	Unannualized	1 Year	Annualized
	6 Months		5 Years	Life of Fund
Harbor Convertible Securities Fund
Retirement Class[1,2]	-0.59%	0.79%	4.38%	5.00%
Institutional Class[1]	-0.72	0.52	4.32	4.97
Administrative Class[1]	-0.76	0.36	4.01	4.68
Investor Class[1]	-0.84	0.22	3.94	4.58
Comparative Index
ICE BofA U.S. Convertible Ex Mandatory[1]	2.50%	5.26%	7.76%	8.71%
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratios were 0.69% (Net) and 0.74% (Gross) (Retirement Class), 0.77% (Net) and 0.82% (Gross) (Institutional Class), 1.02% (Net) and 1.07% (Gross) (Administrative Class), and 1.14% (Net) and 1.19% (Gross) (Investor Class).  The net expense ratios reflect a contractual management fee waiver effective through 02/28/2021. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. The Fund charges a redemption fee of 1% on redemption of Fund shares that are held for less than 90 days.
Negative contribution was sector driven including negative performance from Mortgage REITs, Media, Entertainment, and Equity REITs, which all had a direct negative effect from the economic and social side effects of the COVID-19 pandemic. Additionally, Energy Equipment was a negative contributor as the Fund completed its exit of a stub position (0.51% average weight) in the industry and currently has no exposure. We will continue to monitor developments closely.
Outlook & Strategy
The sudden increase in volatility the market witnessed starting in late February has presented a unique opportunity to rebalance the Fund by selling deep out of the money holdings with diminished remaining optionality and to further diversify the Fund by selectively buying or adding to credit worthy names with a balanced credit profile.
Looking forward, given recent market upheaval and renewed volatility, we believe long term prospects remain constructive for convertible securities. The prospects include: balanced posture of the convertible market with an emphasis on credit; an issuer base with long term growth characteristics; a new issue conduit for backed up High Yield and/or Equity issuers; and potential upside combination of underlying equity improvement and credit spread tightening.
As we experience an unprecedented period of economic uncertainty with associated periods of heightened volatility, we expect the market is likely to favor more balanced convertible securities with a positive credit profile, placing a premium on reward versus risk.

1	The “Life of Fund” return as shown reflects the period 05/01/2011 through 04/30/2020.
2	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Shenkman Capital Management, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Convertible securities tend to be of lower credit quality, and the value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. A rise in interest rates will likely cause a decrease in the value of convertible securities. Such an event would likely have an adverse effect on the Harbor Convertible Securities Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Convertible Securities Fund
Portfolio of Investments—April 30, 2020 (Unaudited)

Sector Allocation (% of investments)
Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands

CONVERTIBLE BONDS—96.3%
Principal Amount		Value
AIRLINES—0.8%
	Southwest Airlines Co.
$952	1.250%—05/01/2025	$ 1,055
AUTO COMPONENTS—0.6%
	CIE Generale des Etablissements Michelin SCA
800	0.000%—01/10/2022[1]	777
AUTOMOBILES—0.4%
	Tesla Inc.
257	1.250%—03/01/2021	568
BANKS—0.5%
	BofA Finance LLC MTN[2]
643	0.250%—05/01/2023	630
BIOTECHNOLOGY—4.5%
	BioMarin Pharmaceutical Inc.
2,515	0.599%—08/01/2024	2,703
	Coherus Biosciences Inc.
586	1.500%—04/15/2026[3]	622
	Exact Sciences Corp.
966	0.375%—03/15/2027	943
595	1.000%—01/15/2025	767
		1,710
	Ionis Pharmaceuticals Inc.
560	0.125%—12/15/2024[3]	538
	Neurocrine Biosciences Inc.
414	2.250%—05/15/2024	582
		6,155
CAPITAL MARKETS—1.0%
	Ares Capital Corp.
1,191	3.750%—02/01/2022	1,145
233	4.625%—03/01/2024	219
		1,364
COMMUNICATIONS EQUIPMENT—3.8%
	InterDigital Inc.
612	2.000%—06/01/2024[3]	619
	Lumentum Holdings Inc.
270	0.250%—03/15/2024	393
1,508	0.500%—12/15/2026[3]	1,600
		1,993
CONVERTIBLE BONDS—Continued
Principal Amount		Value
COMMUNICATIONS EQUIPMENT—Continued
	Palo Alto Networks Inc.
$2,515	0.750%—07/01/2023	$ 2,583
		5,195
CONSTRUCTION & ENGINEERING—1.7%
	KBR Inc.
632	2.500%—11/01/2023	670
	Tutor Perini Corp.
104	2.875%—06/15/2021	86
	Vinci SA
1,400	0.375%—02/16/2022	1,594
		2,350
DIVERSIFIED CONSUMER SERVICES—1.4%
	Chegg Inc.
1,259	0.125%—03/15/2025	1,327
341	0.250%—05/15/2023	563
		1,890
DIVERSIFIED TELECOMMUNICATION SERVICES—3.4%
	Liberty Interactive LLC
783	1.750%—09/30/2046[3]	1,153
	Liberty Media Corp.
702	1.000%—01/30/2023	747
251	1.375%—10/15/2023	263
2,061	2.125%—03/31/2048[3]	2,025
		3,035
	Vonage Holdings Corp.
410	1.750%—06/01/2024[3]	370
		4,558
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.2%
	Insight Enterprises Inc.
1,217	0.750%—02/15/2025[3]	1,224
	OSI Systems Inc.
440	1.250%—09/01/2022	424
		1,648
ENTERTAINMENT—4.6%
	Bilibili Inc.
298	1.375%—04/01/2026[3]	382

Harbor Convertible Securities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CONVERTIBLE BONDS—Continued
Principal Amount		Value
ENTERTAINMENT—Continued
	iQIYI Inc.
$1,793	2.000%—04/01/2025	$ 1,526
	Live Nation Entertainment Inc.
739	2.000%—02/15/2025[3]	583
2,302	2.500%—03/15/2023	2,205
		2,788
	Zynga Inc.
1,335	0.250%—06/01/2024[3]	1,489
		6,185
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—1.1%
	Extra Space Storage LP
406	3.125%—10/01/2035[3]	435
	IH Merger Sub LLC
957	3.500%—01/15/2022	1,109
		1,544
HEALTH CARE EQUIPMENT & SUPPLIES—4.9%
	CONMED Corp.
598	2.625%—02/01/2024	635
	Dexcom Inc.
901	0.750%—12/01/2023	1,900
	Insulet Corp.
1,406	0.375%—09/01/2026[3]	1,584
	Integra Lifesciences Holdings Corp.
808	0.500%—08/15/2025[3]	763
	Nuvasive Inc.
1,255	0.375%—03/15/2025[3]	1,160
258	2.250%—03/15/2021	300
		1,460
	Repligen Corp.
269	0.375%—07/15/2024	321
		6,663
HEALTH CARE TECHNOLOGY—1.0%
	Allscripts Healthcare Solutions Inc.
1,115	0.875%—01/01/2027[3]	862
	Tabula Rasa Healthcare Inc.
427	1.750%—02/15/2026[3]	472
		1,334
HOTELS, RESTAURANTS & LEISURE—2.2%
	Caesars Entertainment Corp.
200	5.000%—10/01/2024	284
	Huazhu Group Ltd.
873	0.375%—11/01/2022	884
	Marriott Vacations Worldwide Corp.
2,027	1.500%—09/15/2022	1,866
		3,034
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—0.1%
	Nextera Energy Partners LP
164	1.500%—09/15/2020[3]	170
INTERACTIVE MEDIA & SERVICES—4.5%
	IAC Financeco 3 Inc.
1,103	2.000%—01/15/2030[3]	1,155
	Snap Inc.
1,170	0.750%—08/01/2026[3]	1,215
	Twitter Inc.
1,929	0.250%—06/15/2024	1,803
CONVERTIBLE BONDS—Continued
Principal Amount		Value
INTERACTIVE MEDIA & SERVICES—Continued
	Zillow Group Inc.
$1,635	0.750%—09/01/2024[3]	$ 1,916
		6,089
INTERNET & DIRECT MARKETING RETAIL—4.3%
	Booking Holdings Inc.
104	0.350%—06/15/2020	119
1,343	0.750%—05/01/2025	1,522
		1,641
	Etsy Inc.
246	0.000%—03/01/2023[1]	457
1,700	0.125%—10/01/2026[3]	1,731
		2,188
	Mercadolibre Inc.
382	2.000%—08/15/2028	566
	Wayfair Inc.
202	0.375%—09/01/2022	261
902	1.000%—08/15/2026[3]	920
245	1.125%—11/01/2024	302
		1,483
		5,878
IT SERVICES—7.6%
	Akamai Technologies Inc.
973	0.125%—05/01/2025	1,159
1,345	0.375%—09/01/2027[3]	1,407
		2,566
	Euronet Worldwide Inc.
609	0.750%—03/15/2049	555
	Okta Inc.
1,878	0.125%—09/01/2025[3]	1,992
	Sabre GLBL Inc.
734	4.000%—04/15/2025[3]	874
	Square Inc.
993	0.125%—03/01/2025[3]	920
1,250	0.500%—05/15/2023	1,408
		2,328
	Twilio Inc.
478	0.250%—06/01/2023	796
	Wix.com Ltd.
1,049	0.000%—07/01/2023[1]	1,214
		10,325
LIFE SCIENCES TOOLS & SERVICES—1.1%
	Illumina Inc.
1,154	0.000%—08/15/2023[1]	1,191
227	0.500%—06/15/2021	305
		1,496
MACHINERY—2.9%
	Chart Industries Inc.
50	1.000%—11/15/2024[3]	45
	Fortive Corp.
761	0.875%—02/15/2022	735
	Greenbrier Cos. Inc.
1,347	2.875%—02/01/2024	1,086
	Meritor Inc.
2,175	3.250%—10/15/2037	2,093
		3,959

Harbor Convertible Securities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CONVERTIBLE BONDS—Continued
Principal Amount		Value
MEDIA—3.3%
	Dish Network Corp.
$3,128	3.375%—08/15/2026	$ 2,543
	Liberty Latin America Ltd.
1,999	2.000%—07/15/2024[3]	1,550
	Pandora Media LLC
319	1.750%—12/01/2023	358
		4,451
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITs)—2.3%
	Blackstone Mortgage Trust Inc.
2,362	4.750%—03/15/2023	2,079
	Starwood Property Trust Inc.
1,165	4.375%—04/01/2023	1,013
		3,092
OIL, GAS & CONSUMABLE FUELS—1.3%
	Total SA MTN[2]
1,800	0.500%—12/02/2022	1,735
PERSONAL PRODUCTS—0.6%
	Herbalife Nutrition Ltd.
816	2.625%—03/15/2024	745
PHARMACEUTICALS—1.6%
	Ironwood Pharmaceuticals Inc.
366	0.750%—06/15/2024[3]	373
357	1.500%—06/15/2026[3]	361
		734
	Jazz Investments I Ltd.
986	1.500%—08/15/2024	908
	Supernus Pharmaceuticals Inc.
617	0.625%—04/01/2023	530
		2,172
PROFESSIONAL SERVICES—0.7%
	FTI Consulting Inc.
660	2.000%—08/15/2023	915
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—9.5%
	Enphase Energy Inc.
751	0.250%—03/01/2025[3]	688
	Inphi Corp.
511	0.750%—04/15/2025[3]	540
	Microchip Technology Inc.
2,853	1.625%—02/15/2025-02/15/2027	3,816
	ON Semiconductor Corp.
2,219	1.625%—10/15/2023	2,424
	Silicon Laboratories Inc.
1,619	1.375%—03/01/2022	1,950
	STMicroelectronics NV
1,600	0.250%—07/03/2024	2,310
	Teradyne Inc.
530	1.250%—12/15/2023	1,082
		12,810
SOFTWARE—19.7%
	Altair Engineering Inc.
298	0.250%—06/01/2024	288
	Alteryx Inc.
773	0.500%—08/01/2024[3]	739
326	1.000%—08/01/2026[3]	309
		1,048
CONVERTIBLE BONDS—Continued
Principal Amount		Value
SOFTWARE—Continued
	Atlassian Inc.
$309	0.625%—05/01/2023	$ 601
	Blackline Inc.
960	0.125%—08/01/2024[3]	1,023
	Coupa Software Inc.
763	0.125%—06/15/2025[3]	974
	CyberArk Software Ltd.
1,005	0.000%—11/15/2024[1,3]	938
	DocuSign Inc.
604	0.500%—09/15/2023	944
	Envestnet Inc.
686	1.750%—06/01/2023	766
	FireEye Inc.
1,094	0.875%—06/01/2024	959
	Five9 Inc.
254	0.125%—05/01/2023	581
	J2 Global Inc.
380	1.750%—11/01/2026[3]	357
448	3.250%—06/15/2029	575
		932
	New Relic Inc.
1,407	0.500%—05/01/2023	1,274
	Nuance Communications Inc.
719	1.000%—12/15/2035	751
1,042	1.250%—04/01/2025	1,261
		2,012
	Pegasystems Inc.
872	0.750%—03/01/2025[3]	847
	Proofpoint Inc.
1,111	0.250%—08/15/2024[3]	1,156
	Q2 Holdings Inc.
547	0.750%—06/01/2026[3]	589
	Rapid7 Inc.
1,180	2.250%—05/01/2025[3]	1,204
	RingCentral Inc.
102	0.000%—03/15/2023[1]	281
1,386	0.000%—03/01/2025[1,3]	1,344
		1,625
	Sailpoint Technologies Holdings Inc.
1,209	0.125%—09/15/2024[3]	1,139
	Slack Technologies Inc.
1,087	0.500%—04/15/2025[3]	1,210
	Splunk Inc.
1,937	0.500%—09/15/2023	2,232
	Verint Systems Inc.
950	1.500%—06/01/2021	924
	Workday Inc.
1,430	0.250%—10/01/2022	1,757
	Workiva Inc.
652	1.125%—08/15/2026[3]	528
	Zendesk Inc.
859	0.250%—03/15/2023	1,164
		26,715
SPECIALTY RETAIL—2.2%
	Burlington Stores Inc.
1,778	2.250%—04/15/2025	1,893
	Guess? Inc.
848	2.000%—04/15/2024[3]	547

Harbor Convertible Securities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CONVERTIBLE BONDS—Continued
Principal Amount		Value
SPECIALTY RETAIL—Continued
	RH
$599	0.000%—06/15/2023[1]	$ 585
		3,025
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.5%
	Pure Storage Inc.
1,357	0.125%—04/15/2023	1,252
	Western Digital Corp.
860	1.500%—02/01/2024	794
		2,046
TOTAL CONVERTIBLE BONDS
(Cost $130,680)		130,573
TOTAL INVESTMENTS—96.3%
(Cost $130,680)		130,573
CASH AND OTHER ASSETS, LESS LIABILITIES—3.7%		5,019
TOTAL NET ASSETS—100.0%		$135,592
FAIR VALUE MEASUREMENTS
All investments at April 30, 2020 (as disclosed in the preceding Portfolio of Investments) were classified as Level 2. There were no Level 3 investments at April 30, 2020 or October 31, 2019.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

1	Zero coupon bond
2	MTN after the name of a security stands for Medium Term Note.
3	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At April 30, 2020, the aggregate value of these securities was $44,642 or 33% of net assets.
The accompanying notes are an integral part of the Financial Statements.

Harbor Core Bond Fund
Manager’s Commentary (Unaudited)

Subadviser
Income Research + Management
100 Federal Street
30th Floor
Boston, MA 02110
Portfolio Managers
William A. O’Malley, CFA
Since 2018
James E. Gubitosi, CFA
Since 2018
Sarah Kilpatrick
Since 2018
IR+M has subadvised the Fund since 2018.
Investment Objective
The Fund seeks total return.
William A. O’Malley, CFA

James E. Gubitosi, CFA

Sarah Kilpatrick

Management’s Discussion of
Fund Performance
Market Review
In late 2019, a firm market tone and positive sentiment elevated risk assets, a stark contrast to the volatile environment that characterized the fourth quarter of 2018. At the October meeting, the U.S. Federal Reserve (Fed) cut the federal funds target range by 25 basis points (bps) for the third time this year. The Fed cited ongoing fears of a potential slowdown in global growth, but also signaled future cuts were unlikely unless there was a “material reassessment.” Such concerns were later eased, however, as trade talks progressed with a finalized phase-one trade deal between China and the US, and the passage of the United States-Mexico-Canada Agreement (USMCA). A stabilization in global tensions pushed yields higher, and the total amount of negative yielding debt worldwide fell from over $14 trillion to $11 trillion. In the U.S., the 10-year Treasury yield increased by 25bps, while the 3-month Treasury yield fell by 27bps, alleviating the curve inversion from the previous quarter. The 10-year breakeven inflation rate increased from 1.52% to 1.75%.
In the beginning of 2020, volatility took center stage as the world’s response to the novel coronavirus outbreak led to global recession concerns, straining liquidity in the U.S. fixed-income market. Waves of shelter-in-place mandates across much of the developed economy resulted in a weak market for risk assets. The Fed cut the fed funds rate twice by a total of 150bps to a target range of 0.0-0.25%. Additionally, the Fed initiated several bond-buying programs aimed at alleviating liquidity pressure in the bond market. Amid the risk-off market tone, Treasury rates fell by over 100bps across the curve during the quarter, and the 30-year Treasury briefly dipped below 1.00% before closing at 1.32%. Simultaneous demand and supply shocks caused oil prices to fall to an 18-year low of $20, after beginning the quarter above $60. The sharp drop in energy prices, combined with recession concerns, drove down inflation expectations, and the 5-year breakeven rate declined by 116bps to 0.53%. The Fed’s monetary policy changes were soon followed by a $2 trillion economic rescue package – the largest in U.S. history – which was signed into law by President Trump. Investment-grade corporates reversed many of the trends from the previous month amid the risk-on tone; corporate spreads tightened 70bps to 202bps, lower-quality outperformed higher-quality, and long-duration outperformed shorter-duration in April. Corporate credit curves steepened as a result, with the difference between the long corporate spread and the short corporate spread increasing from 13bps to 80bps, but still behind the longer-term average of roughly 100bps. However, the issuance trend did not falter, with over $285 billion pricing in April – the highest month of supply on record – as issuers continued to utilize the fixed income market, while the total amount of tapped revolvers leveled off. Boeing closed the month with a $25 billion deal across seven tenors, the largest deal of 2020 and sixth largest of all time; investor interest in the offering was considerable, which allowed Boeing to increase its size from $10 billion.
Performance
During the six-month period ended April 30, 2020, Harbor Core Bond Fund returned 4.50% (Retirement Class) and 4.46% (Institutional Class), underperforming the Bloomberg Barclays U.S. Aggregate Index’s 4.86% return.
Detractors from relative performance included the Fund’s underweight to Treasuries, overweight to commercial mortgage-backed securities (CMBS) and security selection within agency residential mortgage-backed securities. Overall, strong security selection helped to partially offset the detraction from active sector weightings. The positive contributors to relative performance included the Fund’s modest overweight to Industrials and security selection within Financials,

Harbor Core Bond Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2020
	Unannualized	1 Year	5 Years	Annualized
	6 Months			Life of Fund
Harbor Core Bond Fund
Retirement Class[1]	4.50%	10.45%	N/A	7.81%
Institutional Class[1]	4.46	10.36	N/A	7.74
Comparative Index
Bloomberg Barclays U.S. Aggregate Bond	4.86%	10.84%	N/A	8.00%
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratios were 0.37% (Net) and 0.46% (Gross) (Retirement Class) and 0.45% (Net) and 0.54% (Gross) (Institutional Class). The net expense ratios reflect an expense limitation agreement effective through 02/28/2021. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on estimates for the current fiscal year.
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
Utilities, and CMBS. Holdings that drove positive performance in the Fund included JP Morgan Chase, Comcast Corporation, Disney, and JPMBB Commercial Mortgage Securities Trust 2015-C32, while detractors included Occidental Petroleum, United Airlines and American Airlines. We continue to be comfortable with our holdings, from a fundamental perspective, so did not eliminate or reduce any positions, materially.
Our investment philosophy is consistent across all of our broad market strategies and is based on the belief that careful security selection and active portfolio risk management will lead to superior returns over the long-term (e.g., a market cycle). Portfolios are constructed to meet client objectives by using a disciplined, bottom-up approach to a variety of investment grade fixed income sectors. We believe that predicting the timing, direction, and magnitude of future interest rate changes is very difficult to consistently get right; as such, we keep duration and yield curve exposure neutral to the benchmark. This philosophy has remained consistent since the inception of the firm.
Our investment process is driven by bottom-up security selection, which provides consistency over time relative to potentially more volatile macro decisions. Given our relatively small size, we do not have to buy everything, and we can be selective within smaller market sub-sectors in which larger managers may not be able to participate. These factors have allowed us to add value historically and should continue to allow us to add value going forward within all of our funds. Overall, our investment strategy centers around several core principles: bottom-up security selection, a value orientation, appropriate diversification, and risk control. We may opportunistically sacrifice liquidity when compensation is generous; however, we are always vigilant as to the availability of overall liquidity, carefully limiting our exposure to any one sector and remaining diversified at the individual holding level.
Our defensive risk posture coming into end of 2019 helped minimize the impacts of spread product volatility towards the end of the first quarter in 2020. Having liquidity in the Fund also allowed us to take advantage of new issue that came with attractive concessions, as well as adding some risk in the secondary market, by way of some of our favorite issuers at cheap levels.
Compared to the Bloomberg Barclays U.S. Aggregate Index, the Fund holds a ~22% underweight to Treasuries and an overweight to spread sectors, with a ~14% Credit overweight and a ~7% Securitized overweight at the end of the reporting period.
Allocation shifts were made on the margin over the reporting period, as we took advantage of spread tightening and monetized tighter trading corporate bonds by reallocating the proceeds more attractive opportunities within the sector. Over the course of the period we also broadly brought down our Treasury and securitized allocation and took the opportunity to increase our credit exposure.

1	The “Life of Fund” return as shown reflects the period 06/01/2018 through 04/30/2020.

Harbor Core Bond Fund
Manager’s Commentary—Continued

Outlook & Strategy
Going forward, market participants continue to digest a deluge of data on the coronavirus outbreak, its impact on the economy, and the stimulation measures taken by central banks and policy makers around the globe. Treasury rates remain historically low, despite the expectation that the majority of a $2 trillion U.S. fiscal stimulus package will require Treasury issuance. Economic woes are expected to create headwinds for risk assets, including the potential for credit downgrades, as stay-at-home measures filter through the economy, increasing unemployment and weighing on gross domestic product (GDP).
At IR+M, we continue to believe that it is time to leverage our years of experience and security selection skills. We continue to deploy liquidity and increase credit risk in our portfolios, favoring industries and companies that show resilience in tough economic conditions and represent attractive relative value.
Our portfolio construction process is focused on creating portfolios that provide attractive returns, reasonable risk exposure, and necessary liquidity in any market environment. We aim to build portfolios that encompass our best ideas, by purchasing attractive, inefficiently priced bonds within our risk and liquidity parameters. Going into the current environment, our strategy had been relatively conservatively positioned given corporates’ elevated leverage and rich valuations. This conservative risk posture helped our performance and allowed us to take advantage of recent spread widening and market volatility to add names we like at attractive prices.
We are still digesting the impact of the coronavirus on the global economy. Liquidity in March was reminiscent of that during the Global Financial Crisis of 2008, and it was further challenged by structural changes to the bond market over the last decade and the need to work remotely. However, even at its most challenging, we were able to find pockets of strength to transact.
Going forward, we think there is a likelihood of continued downgrades, defaults, and unknown economic disruptions. Performance outcome rests on several factors, including powerful technicals from the Fed, rotation out of fixed income and into equity, virus behavior, and idiosyncratic risks. We believe this environment favors higher quality yield advantage and disciplined security selection. We will continue to deploy liquidity and increase credit risk in our portfolios, favoring industries and companies that show resilience in tough economic conditions and represent attractive relative value.

This report contains the current opinions of Income Research + Management as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in mortgage-related securities. The Fund may engage in active and frequent trading to achieve its principal investment strategies. References to securities that are backed by the full faith and credit of the U.S. Government do not apply to the shares of the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Core Bond Fund
Portfolio of Investments—April 30, 2020 (Unaudited)

Investment Allocation (% of investments)
Portfolio of Investments
Value, Cost and Principal Amounts in Thousands

ASSET-BACKED SECURITIES—11.8%
Principal Amount		Value
	Air Canada Pass-Through Trust
	Series 2015-1 Cl. A
$317	3.600%—03/15/2027[1]	$ 286
	American Airlines Pass-Through Trust
	Series 2015-1 Cl. A
560	3.375%—05/01/2027	457
	Series 2013-2 Cl. A
94	4.950%—01/15/2023	84
		541
	Angel Oak Mortgage Trust
	Series 2019-6 Cl.A1
184	2.620%—11/25/2059[1]	186
	CNH Equipment Trust
	Series 2018-A Cl. A3
489	3.120%—07/17/2023	497
	Series 2018-B Cl. A3
271	3.190%—11/15/2023	276
		773
	CVS Pass-Through Trust
274	5.773%—01/10/2033[1]	302
126	5.880%—01/10/2028	138
	Series 2009
515	8.353%—07/10/2031[1]	618
		1,058
	DB Master Finance LLC
	Series 2017-1A Cl. A2I
244	3.629%—11/20/2047[1]	243
174	3.787%—05/20/2049[1]	176
		419
	Delta Air Lines Pass-Through Trust
	Series 2015-1 Cl. AA
290	3.625%—07/30/2027	277
	DLL Securitization Trust
	Series 2017-A Cl. A3
112	2.140%—12/15/2021[1]	112
	Domino's Pizza Master Issuer LLC
	Series 2017-1A Cl. A2I
244	2.241% (3 Month USD Libor + 1.380) 07/25/2047[1,2]	236
	Series 2019-1A Cl. A2
60	3.668%—10/25/2049[1]	59
		295
ASSET-BACKED SECURITIES—Continued
Principal Amount		Value
	Duke Energy Carolinas, LLC
$111	3.950%—03/15/2048	$ 138
	Ford Credit Auto Owner Trust
	Series 2020-1 Cl.A
500	2.040%—08/15/2031[1]	488
	GM Financial Automobile Leasing Trust
	Series 2019-1 Cl. A3
437	2.980%—12/20/2021	441
	Invitation Homes Trust
	Series 2018-SFR1 Cl. A
111	1.451% (1 Month USD Libor + 3.800) 03/17/2037[1,2]	107
	MMAF Equipment Finance LLC
	Series 2019-A Cl. A3
334	2.840%—11/13/2023[1]	337
	Progress Residential Trust
	Series 2019-SFR3 Cl.A
445	2.271%—09/17/2036[1]	448
	Series 2018-SFR3 Cl.A
433	3.880%—10/17/2035[1]	451
		899
	Sabey Data Center Issuer LLC
	Series 2020-1 Cl. A2
202	3.812%—04/20/2045	200 X
	Stack Infrastructure Issuer LLC
	Series 2019-2A Cl. A2
185	3.080%—10/25/2044[1]	176
	Store Master Funding I-VII
	Series 2019-1 Cl.A1
171	2.820%—11/20/2049[1]	172
	Series 2018-1A Cl. A1
201	3.960%—10/20/2048[1]	203
		375
	United Airlines Pass-Through Trust
	Series 2014-1 Cl. A
785	4.000%—04/11/2026	678
	Vantage Data Centers Issuer LLC
	Series 2018-1A Cl.A2
291	4.072%—02/16/2043[1]	297
	Verizon Owner Trust
	Series 2019-B Cl. A1A
374	2.330%—12/20/2023	381

Harbor Core Bond Fund
Portfolio of Investments—Continued

Value, Cost and Principal Amounts in Thousands

ASSET-BACKED SECURITIES—Continued
Principal Amount		Value
	Series 2018-A Cl. A1A
$501	3.230%—04/20/2023	$ 512
		893
	Wendy's Funding LLC
	Series 2019-1A Cl. A2I
176	3.783%—06/15/2049[1]	171
	Wheels SPV LLC
	Series 2017-1A Cl. A2
80	3.060%—04/20/2027[1]	80
	World Omni Auto Receivables Trust
	Series 2020-A Cl.A3
1,012	1.700%—01/17/2023	1,007
	Series 2017-B Cl. A3
312	1.950%—02/15/2023	314
	Series 2019-A Cl. A3
273	3.040%—05/15/2024	279
	Series 2018-D Cl. A3
750	3.330%—04/15/2024	772
		2,372
TOTAL ASSET-BACKED SECURITIES
(Cost $11,782)		11,599

COLLATERALIZED MORTGAGE OBLIGATIONS—8.3%
	BANK 2019-BNK16
	Series 2019-BN16 Cl. ASB
651	3.898%—02/15/2052	721
	BBCMS Mortgage Trust
	Series 2020-C6 Cl.A2
380	2.690%—02/15/2053	396
	Benchmark Mortgage Trust
	Series 2019-B15 Cl. A5
212	2.928%—12/15/2072	228
	BX Commercial Mortgage Trust
	Series 2019-XL Cl. A
534	1.734% (1 Month USD Libor + 2.710) 10/15/2036[1,2]	524
	Commercial Mortgage Pass-Through Certificates
	Series 2014-CR14 Cl. A2
207	3.147%—02/10/2047	207
	Series 2014-CR21 Cl. A3
243	3.528%—12/10/2047	259
		466
	Flagstar Mortgage Trust
	Series 2018-1 Cl. A5
116	3.500%—03/25/2048[1,2]	117
	Freddie Mac Seasoned Credit Risk Transfer Trust
	Series 2018-1 Cl. MA
239	3.000%—05/25/2057	252
	Series 2018-4 Cl. MA
620	3.500%—03/25/2058	662
	Series 2019-2 Cl. MA
238	3.500%—08/25/2058	255
		1,169
	GS Mortgage Backed Securities Trust
	Series 2020-PJ1 Cl.A6
399	3.500%—05/25/2050[1]	406
	GS Mortgage Securities Trust
	Series 2012-GCJ7 Cl. A4
388	3.377%—05/10/2045	392
COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount		Value
	Series 2012-GC6 Cl. A3
$386	3.482%—01/10/2045	$ 393
		785
	JPMBB Commercial Mortgage Securities Trust
	Series 2015-C32 Cl. A2
569	2.816%—11/15/2048	570
	JPMorgan Chase Commercial Mortgage Securities Trust
	Series 2019-COR5 Cl. A2
635	3.150%—06/13/2052	665
	Series 2012-CBX Cl. A4
300	3.483%—06/15/2045	305
		970
	JPMorgan Mortgage Trust
	Series 2016-4 Cl. A5
158	3.500%—10/25/2046[1,2]	161
	Series 2018-4 Cl. A5
261	3.500%—10/25/2048[1,2]	266
	Series 2018-6 Cl. 1A4
102	3.500%—12/25/2048[1]	102
	Series 2019-1 Cl. A6
28	4.000%—05/25/2049[1,2]	28
		557
	Morgan Stanley Capital I Trust
	Series 2012-C4 Cl. A4
319	3.244%—03/15/2045	323
	PSMC Trust
	Series 2019-2 Cl. A3
206	3.500%—10/25/2049[1]	208
	Wells Fargo Mortgage Backed Securities Trust
	Series 2019-2 Cl. A3
98	4.000%—04/25/2049[1,2]	98
	WF RBS Commercial Mortgage Trust
	Series 2012-C10 Cl. A3
244	2.875%—12/15/2045	245
	Series 2011-C4 Cl. A4
400	4.902%—06/15/2044[1,2]	408
		653
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $8,053)		8,191

CORPORATE BONDS & NOTES—40.3%
AEROSPACE & DEFENSE—1.4%
	BAE Systems Holdings Inc.
489	3.800%—10/07/2024[1]	521
	General Dynamics Corp.
59	4.250%—04/01/2050	76
	Lockheed Martin Corp.
225	4.700%—05/15/2046	309
	Northrop Grumman Corp.
107	5.250%—05/01/2050	153
	Textron Inc.
370	3.000%—06/01/2030	348
		1,407
AIR FREIGHT & LOGISTICS—0.4%
	FedEx Corp.
270	4.050%—02/15/2048	268

Harbor Core Bond Fund
Portfolio of Investments—Continued

Value, Cost and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
AIR FREIGHT & LOGISTICS—Continued
	United Parcel Service Inc.
$73	5.300%—04/01/2050	$ 104
		372
AUTOMOBILES—2.1%
	Daimler Finance North America LLC
300	2.200%—05/05/2020[1]	300
	Hyundai Capital America Co.
219	2.375%—02/10/2023[1]	211
468	5.750%—04/06/2023[1]	495
		706
	Toyota Motor Credit Corp. MTN[3]
572	3.000%—04/01/2025	610
197	3.375%—04/01/2030	215
		825
	Volkswagen Group of America Finance LLC
240	4.625%—11/13/2025[1]	254
		2,085
BANKS—4.7%
	Bank of America Corp. MTN[3]
200	3.500%—04/19/2026	218
206	4.330%—03/15/2050[6]	254
		472
	Bank of Nova Scotia
349	1.625%—05/01/2023	349
	Capital One Financial Corp.
450	3.300%—10/30/2024	461
	Citigroup Inc.
421	3.400%—05/01/2026	448
169	3.520%—10/27/2028[6]	180
279	4.412%—03/31/2031[6]	321
		949
	JPMorgan Chase & Co.
300	3.200%—01/25/2023	314
476	4.203%—07/23/2029[6]	539
330	4.493%—03/24/2031[6]	391
		1,244
	Lloyds Banking Group plc
300	2.438% (U.S. Treasury 1 Year Constant Maturity Yield + 1.920) 02/05/2026[2]	300
	PNC Bank NA
250	3.500%—06/08/2023	267
	Truist Bank
602	1.500%—03/10/2025	600
		4,642
BEVERAGES—0.7%
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.
358	4.900%—02/01/2046	412
	Coca-Cola Co.
84	4.200%—03/25/2050	108
	PepsiCo Inc.
145	3.625%—03/19/2050	174
		694
BIOTECHNOLOGY—0.4%
	AbbVie Inc.
400	2.500%—05/14/2020	400
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
CAPITAL MARKETS—4.8%
	Apollo Management Holdings LP
$250	4.000%—05/30/2024[1]	$ 258
	Blackstone Holdings Finance Co. LLC
286	3.500%—09/10/2049[1]	277
	Goldman Sachs Group Inc.
291	3.800%—03/15/2030	318
420	5.750%—01/24/2022	450
		768
	KKR Group Finance Co. II LLC
456	5.500%—02/01/2043[1]	515
	Macquarie Group Ltd.
165	3.189%—11/28/2023[1,6]	169
	Macquarie Group Ltd. MTN[3]
250	4.150%—03/27/2024[1,6]	263
	Moody's Corp.
407	3.250%—06/07/2021	415
	Morgan Stanley
285	3.622%—04/01/2031[6]	314
	Morgan Stanley MTN[3]
645	3.125%—07/27/2026	685
252	3.875%—01/27/2026	278
		963
	State Street Corp.
110	2.901%—03/30/2026[1],6	117
95	3.152%—03/30/2031[1],6	104
		221
	UBS AG London
246	1.750%—04/21/2022[1]	247
	UBS Group AG
300	4.125%—04/15/2026[1]	329
		4,739
CONSUMER FINANCE—1.9%
	American Express Co.
250	3.375%—05/17/2021	255
150	3.400%—02/27/2023	157
		412
	GE Capital International Funding Co. Unlimited Co.
415	2.342%—11/15/2020	416
	General Motors Financial Co. Inc.
444	4.150%—06/19/2023	430
	Mastercard Inc.
130	3.350%—03/26/2030	148
71	3.850%—03/26/2050	89
		237
	Nissan Motor Acceptance Corp. MTN[3]
400	2.150%—09/28/2020[1]	393
		1,888
DIVERSIFIED FINANCIAL SERVICES—1.0%
	Cooperatieve Rabobank U.A.
400	3.875%—09/26/2023[1]	425
	Siemens Financieringsmaatschappij NV
300	2.150%—05/27/2020[1]	300
	Voya Financial Inc.
200	3.125%—07/15/2024	206
		931

Harbor Core Bond Fund
Portfolio of Investments—Continued

Value, Cost and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
DIVERSIFIED TELECOMMUNICATION SERVICES—1.4%
	AT&T Inc.
$664	1.964% (3 Month USD Libor + 1.180) 06/12/2024[2]	$ 651
178	3.400%—05/15/2025	189
		840
	Verizon Communications Inc.
162	4.500%—08/10/2033	201
247	4.522%—09/15/2048	327
		528
		1,368
ELECTRIC UTILITIES—3.4%
	Berkshire Hathaway Energy Co.
195	4.050%—04/15/2025[1]	220
525	6.125%—04/01/2036	738
		958
	Eversource Energy
260	2.750%—03/15/2022	267
200	2.900%—10/01/2024	210
		477
	Exelon Corp.
82	4.700%—04/15/2050	106
368	5.100%—06/15/2045	474
		580
	Nextera Energy Capital Holdings Inc.
255	2.403%—09/01/2021	259
	Southern Co.
430	3.250%—07/01/2026	460
	Virginia Electric & Power Co.
305	3.150%—01/15/2026	335
	Xcel Energy Inc.
220	3.400%—06/01/2030	245
		3,314
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—1.5%
	Boston Properties LP
468	4.500%—12/01/2028	530
	Digital Realty Trust LP
500	3.700%—08/15/2027	535
	HCP Inc.
188	4.250%—11/15/2023	196
	Ventas Realty LP
250	4.125%—01/15/2026	254
		1,515
FOOD & STAPLES RETAILING—1.6%
	Costco Wholesale Corp.
778	1.600%—04/20/2030	770
	Kroger Co.
159	4.000%—02/01/2024	173
	Target Corp.
407	2.250%—04/15/2025	429
	Walmart Inc.
166	3.950%—06/28/2038	206
		1,578
HEALTH CARE EQUIPMENT & SUPPLIES—0.2%
	Zimmer Biomet Holdings Inc.
159	3.050%—01/15/2026	161
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
HEALTH CARE PROVIDERS & SERVICES—0.8%
	Cigna Corp.
$495	3.400%—03/01/2027[1]	$ 530
	CommonSpirit Health
232	4.187%—10/01/2049	228
		758
HOTELS, RESTAURANTS & LEISURE—0.4%
	McDonald's Corp. MTN[3]
225	3.500%—07/01/2027	247
	Starbucks Corp.
159	2.000%—03/12/2027	160
		407
HOUSEHOLD DURABLES—0.4%
	Home Depot Inc.
220	3.300%—04/15/2040	240
	Lowe's Cos Inc.
59	5.000%—04/15/2040	73
84	5.125%—04/15/2050	110
		183
		423
HOUSEHOLD PRODUCTS—0.2%
	Procter & Gamble Co.
169	3.550%—03/25/2040	203
INDUSTRIAL CONGLOMERATES—0.2%
	General Electric Co. MTN[3]
172	4.625%—01/07/2021	175
INSURANCE—1.4%
	American International Group Inc.
465	4.125%—02/15/2024	504
	Five Corners Funding Trust
250	4.419%—11/15/2023[1]	275
	Liberty Mutual Group Inc.
400	4.569%—02/01/2029[1]	449
	Mass Mutual Life Insurance Co.
170	3.375%—04/15/2050[1]	175
		1,403
MEDIA—2.8%
	Charter Communications Operating LLC / Charter Communications Operating Capital
478	6.384%—10/23/2035	620
	Comcast Cable Communication Co.
200	9.455%—11/15/2022	242
	Comcast Corp.
470	3.000%—02/01/2024	502
146	3.300%—04/01/2027	160
392	3.400%—04/01/2030	440
		1,102
	COX Communications Inc.
300	2.950%—06/30/2023[1]	311
200	3.250%—12/15/2022[1]	208
		519
	Walt Disney Co.
164	4.700%—03/23/2050	219
		2,702

Harbor Core Bond Fund
Portfolio of Investments—Continued

Value, Cost and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
OIL, GAS & CONSUMABLE FUELS—2.7%
	BP Capital Markets America Inc.
$169	2.937%—04/06/2023	$ 174
	Exxon Mobil Corp.
415	1.571%—04/15/2023	421
291	2.992%—03/19/2025	312
		733
	Occidental Petroleum Corp.
1,482	0.000%—10/10/2036[4]	630
	Phillips 66 Partners LP
250	3.605%—02/15/2025	244
	Schlumberger Holdings Corp.
252	3.900%—05/17/2028[1]	243
	Shell International Finance BV
267	2.375%—04/06/2025	276
	Sunoco Logistics Partners Operations LP
375	3.900%—07/15/2026	354
		2,654
PAPER & FOREST PRODUCTS—0.3%
	Georgia-Pacific LLC
293	1.750%—09/30/2025[1]	294
PHARMACEUTICALS—0.4%
	Bristol-Myers Squibb Co.
400	2.875%—08/15/2020[1]	402
ROAD & RAIL—1.8%
	Canadian National Railway Co.
172	3.650%—02/03/2048	207
	Canadian Pacific Railway Co.
190	6.125%—09/15/2115	288
	Norfolk Southern Corp.
310	4.837%—10/01/2041	393
	Penske Truck Leasing Co. LP / PTL Finance Corp.
500	3.900%—02/01/2024[1]	517
	Ryder System Inc. MTN[3]
360	3.650%—03/18/2024	371
		1,776
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.2%
	Broadcom Inc.
257	3.625%—10/15/2024[1]	271
	Intel Corp.
272	3.750%—03/25/2027	310
	LAM Research Corp.
110	2.875%—06/15/2050	110
	NXP BV / NXP Funding LLC
251	4.625%—06/01/2023[1]	267
	NXP BV / NXP Funding LLC / NXP USA Inc
255	2.700%—05/01/2025[1]	258
		1,216
SOFTWARE—0.5%
	Oracle Corp.
443	2.500%—04/01/2025	468
TEXTILES, APPAREL & LUXURY GOODS—0.4%
	Nike Inc.
202	2.750%—03/27/2027	218
158	3.250%—03/27/2040	172
		390
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
TOBACCO—0.2%
	Bat Capital Corp.
$183	4.700%—04/02/2027	$ 202
TRADING COMPANIES & DISTRIBUTORS—0.9%
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust
272	4.125%—07/03/2023	253
	Air Lease Corp.
374	3.875%—07/03/2023	349
	Ferguson Finance plc
236	4.500%—10/24/2028[1]	257
		859
WATER UTILITIES—0.1%
	Aquarion Co.
117	4.000%—08/15/2024[1]	130
WIRELESS TELECOMMUNICATION SERVICES—0.1%
	T-Mobile USA Inc.
132	3.500%—04/15/2025[1]	139
TOTAL CORPORATE BONDS & NOTES
(Cost $37,391)		39,695

MORTGAGE PASS-THROUGH—19.2%
	Federal Home Loan Mortgage Corp.
2,220	3.000%—11/01/2043-02/01/2047	2,390
3,323	3.500%—07/01/2046-01/01/2050	3,585
1,511	4.000%—02/01/2046-05/01/2049	1,629
600	4.500%—03/01/2049	654
190	5.000%—06/01/2041	217
		8,475
	Federal National Mortgage Association
2,116	3.500%—10/01/2037-09/01/2049	2,290
269	4.000%—04/01/2045	303
1,485	4.500%—05/01/2046-11/01/2047	1,648
2,262	5.000%—09/01/2033-08/01/2049	2,537
		6,778
	Freddie Mac Seasoned Credit Risk Transfer Trust
	Series 2020-1 Cl. MA
335	2.500%—08/25/2059	345
	Government National Mortgage Association
844	4.000%—09/20/2041-09/15/2046	929
2,197	4.500%—01/15/2042-08/20/2047	2,415
		3,344
TOTAL MORTGAGE PASS-THROUGH
(Cost $17,966)		18,942

MUNICIPAL BONDS—1.6%
	Metropolitan Transportation Authority
195	5.871%—11/15/2039	217
	Metropolitan Water Reclamation District of Greater Chicago
145	5.720%—12/01/2038	195
	New York State Urban Development Corp.
555	5.770%—03/15/2039	677

Harbor Core Bond Fund
Portfolio of Investments—Continued

Value, Cost and Principal Amounts in Thousands

MUNICIPAL BONDS—Continued
Principal Amount		Value
	State of California
$300	7.500%—04/01/2034	$ 472
TOTAL MUNICIPAL BONDS
(Cost $1,464)		1,561

U.S. GOVERNMENT OBLIGATIONS—17.3%
	U.S. Small Business Administration
	Series 2012-20C Cl. 1
156	2.510%—03/01/2032	162
	Series 2017-20H Cl. 1
157	2.750%—08/01/2037	165
	Series 2016-20L Cl. 1
1,151	2.810%—12/01/2036	1,221
	Series 2015-20H Cl. 1
376	2.820%—08/01/2035	397
	Series 2017-20J Cl. 1
258	2.850%—10/01/2037	272
	Series 2018-20B Cl. 1
311	3.220%—02/01/2038	336
	Series 2018-20G Cl. 1
462	3.540%—07/01/2038	507
	Series 2018-20F Cl. 1
703	3.600%—06/01/2038	772
		3,832
U.S. GOVERNMENT OBLIGATIONS—Continued
Principal Amount		Value
	U.S. Treasury Bonds
$3,298	3.000%—02/15/2048-08/15/2048	$ 4,634
1,400	3.500%—02/15/2039	2,006
414	4.500%—05/15/2038	658
		7,298
	U.S. Treasury Inflation Index Notes[5]
2,270	0.125%—10/15/2024-01/15/2030	2,337
	U.S. Treasury Notes
2,466	0.375%—03/31/2022	2,475
1,091	0.500%—03/15/2023	1,099
		3,574
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $14,995)		17,041
TOTAL INVESTMENTS—98.5%
(Cost $91,651)		97,029
CASH AND OTHER ASSETS, LESS LIABILITIES—1.5%		1,489
TOTAL NET ASSETS—100.0%		$98,518

FAIR VALUE MEASUREMENTS
At April 30, 2020, the investments in Sabey Data Center Issuer LLC (as disclosed in the preceding Portfolio of Investments) were classified as Level 3 and all other investments were classified as Level 2.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a rollforward of the Fund’s Level 3 investments during the period ended April 30, 2020. Transfers into or out of Level 3 are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused there classification occured.
Valuation Description	Beginning Balance as of 11/01/2019 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Transfers Into Level 3 (000s)[h]	Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2020 (000s)	Unrealized Gain/(Loss) as of 04/30/2020 (000s)
Asset-Backed Securities	$—	$—	$—	$—	$—	$(1)	$201	$—	$200	$(1)
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 04/30/2020 (000s)	Valuation Technique	Unobservable Input(s)	Input Value(s)
Investments in Securities
Asset-Backed Securities
Sabey Data Center Issuer LLC Series 2020-1 Cl. A2	$200	Market Approach	New Issue Price plus Spread	$ 99.24

Harbor Core Bond Fund
Portfolio of Investments—Continued

1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At April 30, 2020, the aggregate value of these securities was $17,590 or 18% of net assets.
2	Variable or floating rate security; the stated rate represents the rate in effect at April 30, 2020. The variable rate for such securities may be based on the indicated reference rate and spread or on an underlying asset or pool of assets rather than a reference rate and may be determined by current interest rates, prepayments or other financial indicators.
3	MTN after the name of a security stands for Medium Term Note.
4	Zero coupon bond
5	Inflation-protected securities (“IPS”) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.
6	Rate changes from fixed to variable rate at a specified date prior to its final maturity. Stated rate is fixed rate currently in effect and stated date is the final maturity date.
h	Transferred from Level 2 to Level 3 due to the unavailability of observable market data for pricing
x	Fair valued in accordance with Harbor Funds' Valuation Procedures.
The accompanying notes are an integral part of the Financial Statements.

Harbor High-Yield Bond Fund
Manager’s Commentary (Unaudited)

Subadviser
Shenkman Capital Management, Inc.
461 Fifth Avenue
22nd Floor
New York, NY 10017
Portfolio Managers
Mark R. Shenkman
Since 2002
Justin W. Slatky
Since 2012
Eric Dobbin
Since 2012
Robert S. Kricheff
Since 2015
Neil Wechsler, CFA
Since 2017
Jordan N. Barrow, CFA
Since 2020
Shenkman Capital has subadvised the Fund since 2002.
Investment Objective
The Fund seeks total returns (i.e., current income and capital appreciation).
Mark R. Shenkman

Justin W. Slatky

Eric Dobbin

Robert S. Kricheff

Neil Wechsler, CFA

Jordan N. Barrow, CFA

Management’s Discussion of
Fund Performance
Market review
While 2019 ended the decade with a very strong November and December, the ICE BofA U.S. High Yield Non-Distressed Index (the “H0ND” or the “Index”) hit a five-year low in spread-to-worst of 252 basis points in mid-December. However, everything changed with the COVID-19 pandemic concerns, and the returns in March and April dominated the overall period.
During March, when the COVID-19 pandemic triggered lockdowns in the U.S. and around the globe, the Index posted the second worst return in its history with a return of -9.93%. Not only did the COVID-19 pandemic impact the market, but a price war developed in oil and over one weekend the price per barrel dropped by approximately 60%. However, as government programs to support the unemployed, businesses and the financial markets all started to be announced, the market rebounded aggressively and returned 3.9% in April, the largest one month return since 2009.
The last several months of the period have led to many changes in the high yield bond asset class. There was a wave of ratings downgrades as investment grade companies such as Ford, Occidental Petroleum and others got downgraded and entered the high yield bond market, which we estimate to be over $150 billion of additional debt. This has started to reshape the market, increasing BB rated credits, extending the duration and causing shifts in industry weightings. The sudden supply can also add pressure to prices broadly or in a specific industry. However, April showed the supply has been absorbed well by the below investment grade market. Another aspect that has been prevalent since the start of the COVID-19 pandemic has been an increase in defaults as notable companies such as Frontier Corp., Intelsat and Diamond Offshore, among others, all defaulted on payments. It is worth noting that many of these issuers were already trading at distressed levels, which implies that a reasonable probability of default was already being priced into the market. Finally, the third unique feature that has reshaped the asset class in the last few months of the period was a flurry of new high yield bond issues. This began in late March after congressional support programs were announced and continued through April. The initial transactions tended to focus on credits directly impacted by the COVID-19 pandemic that were looking for additional liquidity. Structures tended to be secured with higher coupons and shorter maturities. This corporate access to capital is very different than what was experienced in the great Financial Crisis when capital markets had basically seized.
performance
The Harbor High-Yield Bond Fund returned -6.30% (Retirement Class), -6.34% (Institutional Class), -6.44% (Administrative Class), and -6.53 (Investor Class) for the six months ended April 30, 2020, while the H0ND returned -5.57%, and the ICE BofA U.S. High Yield Index (H0A0) returned -7.68% during the same period. Detracting from relative performance versus the H0ND was negative selection in the Oil & Gas and Beverage/Food industries. Our selection in Support Services and our overweight and selection in Satellites added to relative outperformance during the period. The Fund also benefitted from better selection and an overweighting in the short duration portion of the market, as well as holdings in bank loans. It is worth noting the Fund outperformed the Index due to better selection in some

Harbor High-Yield Bond Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2020
	Unannualized	1 Year	Annualized
	6 Months		5 Years	10 Years
Harbor High-Yield Bond Fund
Retirement Class[1]	-6.30%	-3.33%	2.44%	4.69%
Institutional Class	-6.34	-3.41	2.38	4.66
Administrative Class	-6.44	-3.66	2.14	4.40
Investor Class	-6.53	-3.80	2.00	4.27
Comparative Indices
ICE BofA U.S. High Yield (H0A0)	-7.68%	-5.26%	3.19%	5.66%
ICE BofA U.S. Non-Distressed High Yield	-5.57	-1.95	3.91	6.07
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratios were 0.57% (Net) and 0.66% (Gross) (Retirement Class); 0.65% (Net) and 0.74% (Gross) (Institutional Class); 0.90% (Net) and 0.99% (Gross) (Administrative Class); and 1.02% (Net) and 1.11% (Gross) (Investor Class).  The net expense ratios reflect a contractual management fee waiver effective through 02/28/2021. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. The Fund charges a redemption fee of 1% on redemption of Fund shares that are held for less than 90 days.
of the industries most impacted by the quarantine, namely Gaming, Hotels, and Leisure/Entertainment. Versus the broader market H0A0 Index, the Fund had meaningful outperformance in the Oil & Gas and Health Care sectors, while our positioning in Packaging, and Food/Beverage detracted on a relative basis. The Fund ended the period invested in 258 different issuers across 35 industries, had a yield-to-worst of 6.43%, a weighted average credit rating of B1/BB-, and a duration-to-worst of 3.32 years.
The Fund remained active during the period, reducing exposure in Energy and Satellites, while bringing up exposure in Technology and Telecom. We continued to migrate the overall credit quality in the Fund higher as we added exposure to BB and some BBBs as well.
Outlook & Strategy
The markets showed significant resiliency as they rallied back from one of the fastest and worst sell-offs in the history of the high yield market. There is no question the market got a boost from the rapid government actions, but for this amount of rapid recovery the markets appear to be anticipating results in the future and deeply discounting the difficulties on the road to get there, in our view. We believe the markets and the economy are still very sensitive to the path of the coronavirus. As the coronavirus subsides, or is viewed as controlled due to medical breakthroughs, the path of re-employment will be critical. After the initial boost from the lifting of quarantines, unemployment will likely linger for some time and be a drag on economic results, in our view. Having the right exposures to the best industries, and selecting the right credits within those industries, is likely to be of increasing importance as we expect this recovery to have greater credit differentiation than in prior recoveries.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Shenkman Capital Management, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor High-Yield Bond Fund
Portfolio of Investments—April 30, 2020 (Unaudited)

Sector Allocation (% of investments)
Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands

BANK LOAN OBLIGATIONS—7.0%
Principal Amount		Value
CAPITAL MARKETS—0.5%
	Refinitiv US Holdings Inc.
	Initial Term Loan B
$2,059	3.654% (1 Month USD Libor + 3.250) 10/01/2025[1]	$ 2,019
CHEMICALS—0.3%
	Solenis International LP
	Initial First-Lien Term Loan
1,174	5.613% (3 Month USD Libor + 4.000) 06/26/2025[1]	1,025
COMMERCIAL SERVICES & SUPPLIES—0.8%
	Garda World Security Corp.
	First Lien Term Loan B
1,240	6.390% (3 Month USD Libor + 4.750) 10/30/2026[1]	1,200
	Granite Acquisition Inc.
	First-Lien Term Loan B
2,149	4.950% (3 Month USD Libor + 3.500) 12/17/2021[1]	2,105
		3,305
CONTAINERS & PACKAGING—0.4%
	Flex Acquisition Co. Inc.
	Term Loan
459	4.433% (3 Month USD Libor + 3.000) 12/29/2023[1]	431
	Mauser Packaging Solutions Holding Co.
	Term Loan B
1,122	4.561% (3 Month USD Libor + 3.250) 04/03/2024[1]	974
		1,405
DIVERSIFIED TELECOMMUNICATION SERVICES—0.1%
	Zayo Group Holdings Inc.
	Term Loan
366	3.404% (1 Month USD Libor + 3.000) 03/09/2027[1]	345
FOOD & STAPLES RETAILING—0.1%
	BJ's Wholesale Club Inc.
	Term Loan
460	3.079% (1 Month USD Libor + 2.250) 02/03/2024[1]	449
HEALTH CARE PROVIDERS & SERVICES—0.8%
	AHP Health Partners Inc.
	Term Loan B
1,428	5.500% (1 Month USD Libor + 4.500) 06/30/2025[1]	1,339
BANK LOAN OBLIGATIONS—Continued
Principal Amount		Value
HEALTH CARE PROVIDERS & SERVICES—Continued
	LifePoint Health Inc.
	First-Lien Term Loan B
$1,936	4.154% (1 Month USD Libor + 3.750) 11/16/2025[1]	$ 1,800
		3,139
HEALTH CARE TECHNOLOGY—0.6%
	Verscend Holding Corp.
	Term Loan B
1,347	4.904% (1 Month USD Libor + 4.500) 08/27/2025[1]	1,277
	VVC Holding Corp
	Term Loan B
1,196	5.284% (3 Month USD Libor + 4.500) 02/11/2026[1]	1,117
		2,394
HOTELS, RESTAURANTS & LEISURE—0.7%
	Alterra Mountain Co.
	Term Loan B
582	3.154% (1 Month USD Libor + 2.750) 07/31/2024[1]	541
	Stars Group Holdings BV
	Term Loan
2,404	4.950% (3 Month USD Libor + 3.500) 07/10/2025[1]	2,380
		2,921
INTERACTIVE MEDIA & SERVICES—0.3%
	Ancestry.com Operations Inc.
	First-Lien Term Loan B
1,217	4.660% (1 Month USD Libor + 4.250) 08/27/2026[1]	1,067
LEISURE PRODUCTS—0.1%
	Playtika Holding Corp.
	Term Loan B
455	7.072% (3 Month USD Libor + 6.000) 12/10/2024[1]	452
LIFE SCIENCES TOOLS & SERVICES—0.3%
	Jaguar Holding Co. II
	Term Loan
1,277	2.904% (1 Month USD Libor + 2.500) 08/18/2022[1]	1,256
MACHINERY—0.3%
	Navistar Inc.
	Term Loan B
1,428	4.220% (1 Month USD Libor + 3.500) 11/06/2024[1]	1,304

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

BANK LOAN OBLIGATIONS—Continued
Principal Amount		Value
MEDIA—0.5%
	Univision Communications Inc.
	Term Loan
$680	3.750% (1 Month USD Libor + 2.750) 03/15/2024[1]	$ 603
	William Morris Endeavor Entertainment LLC
	First-Lien Term Loan B
1,560	3.731% (Multiple Contracts + 2.750) 05/18/2025[1]	1,188
		1,791
PROFESSIONAL SERVICES—0.1%
	Deerfield Dakota Holding LLC
	Term Loan B
235	4.750% (1 Month USD Libor + 3.750) 04/09/2027[1]	226
SOFTWARE—0.7%
	Informatica LLC
	Second-Lien Term Loan
290	7.125%—02/25/2025	281
	Project Alpha Intermediate Holding Inc.
	Term Loan B
486	5.380% (6 Month USD Libor + 3.500) 04/26/2024[1]	464
	2019 Incremental Term Loan
750	6.130% (6 Month USD Libor + 4.250) 04/26/2024[1]	720
		1,184
	Solarwinds Holdings Inc.
	2018 Refinancing First-LienTerm Loan
1,048	3.154% (1 Month USD Libor + 2.750) 02/05/2024[1]	1,021
	TIBCO Software Inc.
	Second-Lien Term Loan
350	7.660% (1 Month USD Libor + 7.250) 03/03/2028[1]	327
		2,813
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.4%
	Diebold Nixdorf Inc.
	Term Loan A
1,684	9.688% (1 Month USD Libor + 9.250) 08/31/2022[1]	1,539
TOTAL BANK LOAN OBLIGATIONS
(Cost $29,182)		27,450

CORPORATE BONDS & NOTES—87.9%
AEROSPACE & DEFENSE—3.1%
	Bombardier Inc.
212	6.000%—10/15/2022[2]	160
1,205	7.875%—04/15/2027[2]	788
		948
	Howmet Aerospace Inc.
1,140	5.400%—04/15/2021	1,165
272	5.900%—02/01/2027	260
479	5.950%—02/01/2037	447
435	6.875%—05/01/2025	445
		2,317
	Moog Inc.
715	4.250%—12/15/2027[2]	675
	Science Applications International Corp.
365	4.875%—04/01/2028	359
	Spirit Aerosystems Inc.
860	7.500%—04/15/2025[2]	851
	SSL Robotics LLC
885	9.750%—12/31/2023[2]	945
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
AEROSPACE & DEFENSE—Continued
	TransDigm Inc.
$985	5.500%—11/15/2027[2]	$ 837
1,400	6.250%—03/15/2026[2]	1,377
1,045	6.500%—07/15/2024	971
360	8.000%—12/15/2025[2]	376
		3,561
	TransDigm UK Holdings plc
1,520	6.875%—05/15/2026	1,314
	Triumph Group Inc.
754	6.250%—09/15/2024[2]	600
1,000	7.750%—08/15/2025	656
		1,256
		12,226
AIR FREIGHT & LOGISTICS—1.0%
	XPO Logistics Inc.
1,000	6.125%—09/01/2023[2]	1,018
965	6.250%—05/01/2025[2]	979
800	6.500%—06/15/2022[2]	807
1,000	6.750%—08/15/2024[2]	1,035
		3,839
AUTO COMPONENTS—0.6%
	Adient Global Holdings Ltd.
487	4.875%—08/15/2026[2]	366
	Adient US LLC
445	7.000%—05/15/2026[2]	445
240	9.000%—04/15/2025[2]	251
		696
	American Axle & Manufacturing Inc.
606	6.625%—10/15/2022	510
	IHO Verwaltungs GMBH
200	6.375%—05/15/2029[2]	176
	Valvoline Inc.
450	4.250%—02/15/2030[2]	440
		2,188
AUTOMOBILES—1.0%
	Ford Motor Co.
1,235	9.000%—04/22/2025	1,207
555	9.625%—04/22/2030	547
		1,754
	Ford Motor Credit Co. LLC
363	2.979%—08/03/2022	332
1,215	3.350%—11/01/2022	1,118
295	5.750%—02/01/2021	291
		1,741
	Jaguar Land Rover Automotive plc
750	4.500%—10/01/2027[2]	468
		3,963
BEVERAGES—0.3%
	Cott Holdings Inc.
1,000	5.500%—04/01/2025[2]	1,010
BIOTECHNOLOGY—1.0%
	Avantor Inc.
1,760	6.000%—10/01/2024[2]	1,864
1,840	9.000%—10/01/2025[2]	2,005
		3,869

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
BUILDING PRODUCTS—1.4%
	Griffon Corp.
$294	5.250%—03/01/2022	$ 290
	New Enterprise Stone & Lime Co. Inc.
342	6.250%—03/15/2026[2]	324
620	10.125%—04/01/2022[2]	620
		944
	Norbord Inc.
650	5.750%—07/15/2027[2]	596
	Standard Industries Inc.
316	4.750%—01/15/2028[2]	311
662	5.375%—11/15/2024[2]	668
660	5.500%—02/15/2023[2]	658
135	6.000%—10/15/2025[2]	140
		1,777
	Summit Materials LLC / Summit Materials Finance Corp.
1,400	6.125%—07/15/2023	1,406
300	6.500%—03/15/2027[2]	299
		1,705
		5,312
CAPITAL MARKETS—0.4%
	MSCI Inc.
725	3.625%—09/01/2030[2]	737
254	4.750%—08/01/2026[2]	267
130	5.750%—08/15/2025[2]	137
		1,141
	Refinitiv US Holdings Inc.
350	6.250%—05/15/2026[2]	375
35	8.250%—11/15/2026[2]	38
		413
		1,554
CHEMICALS—2.2%
	Blue Cube Spinco LLC
975	9.750%—10/15/2023	1,023
	GCP Applied Technologies Inc.
645	5.500%—04/15/2026[2]	625
	NOVA Chemicals Corp.
130	4.875%—06/01/2024[2]	117
535	5.250%—08/01/2023[2]	508
		625
	OCI NV
2,000	6.625%—04/15/2023[2]	2,020
	PolyOne Corp.
530	5.750%—05/15/2025[2]	537
	PQ Corp.
1,410	6.750%—11/15/2022[2]	1,431
	Trinseo LLC
750	5.375%—09/01/2025[2]	644
	Tronox Inc.
1,680	6.500%—05/01/2025-04/15/2026[2]	1,572
		8,477
COMMERCIAL SERVICES & SUPPLIES—3.6%
	Allied Universal Holdco LLC
1,495	6.625%—07/15/2026[2]	1,544
1,145	9.750%—07/15/2027[2]	1,163
		2,707
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
COMMERCIAL SERVICES & SUPPLIES—Continued
	Aramark Services Inc.
$805	6.375%—05/01/2025[2]	$ 839
	Covanta Holding Corp.
970	5.875%—07/01/2025	946
	Garda World Security Corp.
1,262	9.500%—11/01/2027[2]	1,268
	GFL Environmental Inc.
1,200	7.000%—06/01/2026[2]	1,258
594	8.500%—05/01/2027[2]	651
		1,909
	KAR Auction Services Inc.
1,428	5.125%—06/01/2025[2]	1,239
	LABL Escrow Issuer LLC
820	6.750%—07/15/2026[2]	851
	NuStar Logistics LP
1,650	6.750%—02/01/2021	1,604
	Stericycle Inc.
444	5.375%—07/15/2024[2]	448
	Williams Scotsman International Inc.
555	6.875%—08/15/2023[2]	558
1,494	7.875%—12/15/2022[2]	1,525
		2,083
		13,894
COMMUNICATIONS EQUIPMENT—2.2%
	CommScope Inc.
96	5.000%—06/15/2021[2]	95
695	6.000%—03/01/2026[2]	698
		793
	CommScope Technologies LLC
430	5.000%—03/15/2027[2]	370
	Hughes Satellite Systems Corp.
500	6.625%—08/01/2026	539
3,000	7.625%—06/15/2021	3,129
		3,668
	Telesat Canada / Telesat LLC
525	4.875%—06/01/2027[2]	515
1,156	6.500%—10/15/2027[2]	1,095
		1,610
	Viasat Inc.
2,217	5.625%—09/15/2025[2]	2,096
		8,537
CONSTRUCTION & ENGINEERING—0.1%
	AECOM
337	5.875%—10/15/2024	358
CONSUMER FINANCE—1.4%
	Ally Financial Inc.
985	5.750%—11/20/2025	1,016
265	8.000%—11/01/2031	323
		1,339
	Navient Corp.
750	5.000%—10/26/2020	738
245	6.500%—06/15/2022	238
		976

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
CONSUMER FINANCE—Continued
	Navient Corp. MTN[3]
$1,550	5.500%—01/25/2023	$ 1,447
1,080	5.625%—08/01/2033	822
		2,269
	Springleaf Finance Corp.
1,000	7.750%—10/01/2021	1,000
		5,584
CONTAINERS & PACKAGING—1.0%
	ARD Finance SA
109	6.500%—06/30/2027[2]	101
	Ardagh Packaging Finance plc
1,135	5.250%—04/30/2025[2]	1,169
	Berry Global Inc.
650	4.875%—07/15/2026[2]	667
	Cascades Inc./ Cascades USA Inc.
680	5.125%—01/15/2026[2]	684
	Flex Acquisition Co. Inc.
1,215	6.875%—01/15/2025[2]	1,185
		3,806
DIVERSIFIED CONSUMER SERVICES—0.5%
	Frontdoor Inc.
1,267	6.750%—08/15/2026[2]	1,323
	Service Corp International
460	5.125%—06/01/2029	481
		1,804
DIVERSIFIED FINANCIAL SERVICES—0.9%
	Avolon Holdings Funding Ltd.
500	5.250%—05/15/2024[2]	435
	Compass Group Diversified Holdings LLC
1,140	8.000%—05/01/2026[2]	1,199
	DAE Funding LLC
470	4.000%—08/01/2020[2]	465
643	5.000%—08/01/2024[2]	573
546	5.750%—11/15/2023[2]	493
		1,531
	Fidelity & Guaranty Life Holdings Inc.
242	5.500%—05/01/2025[2]	257
		3,422
DIVERSIFIED TELECOMMUNICATION SERVICES—3.2%
	Altice Financing SA
1,012	7.500%—05/15/2026[2]	1,062
	CenturyLink Inc.
715	4.000%—02/15/2027[2]	698
308	5.125%—12/15/2026[2]	294
1,250	5.800%—03/15/2022	1,285
780	6.750%—12/01/2023	819
655	6.875%—01/15/2028	683
		3,779
	Connect Finco Sarl / Connect US Finco LLC
854	6.750%—10/01/2026[2]	818
	GCI LLC
1,500	6.625%—06/15/2024[2]	1,563
167	6.875%—04/15/2025	174
		1,737
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
DIVERSIFIED TELECOMMUNICATION SERVICES—Continued
	Level 3 Financing Inc.
$420	5.375%—08/15/2022	$ 421
1,845	5.625%—02/01/2023	1,859
		2,280
	Telecom Italia Capital SA
500	6.000%—09/30/2034	521
200	6.375%—11/15/2033	216
215	7.721%—06/04/2038	251
		988
	Zayo Group Holdings Inc.
2,015	6.125%—03/01/2028[2]	1,909
		12,573
ELECTRIC UTILITIES—1.3%
	Talen Energy Supply LLC
545	6.625%—01/15/2028[2]	516
940	7.250%—05/15/2027[2]	935
		1,451
	Vistra Operations Co. LLC
2,829	4.300%—07/15/2029[2]	2,817
592	5.000%—07/31/2027[2]	607
		3,424
		4,875
ELECTRICAL EQUIPMENT—0.2%
	Sensata Technologies UK Financing Co. plc
730	6.250%—02/15/2026[2]	757
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.8%
	Anixter Inc.
1,075	5.500%—03/01/2023	1,093
	CDW LLC/CDW Finance Co.
480	4.125%—05/01/2025	487
	Presidio Holdings Inc.
450	4.875%—02/01/2027[2]	442
940	8.250%—02/01/2028[2]	934
		1,376
		2,956
ENERGY EQUIPMENT & SERVICES—0.8%
	Archrock Partners LP / Archrock Partners Finance Corp.
605	6.250%—04/01/2028[2]	454
	Ensign Drilling Inc.
839	9.250%—04/15/2024[2]	249
	Nabors Industries Inc.
795	5.750%—02/01/2025	189
	Nabors Industries Ltd.
260	7.250%—01/15/2026[2]	100
260	7.500%—01/15/2028[2]	106
		206
	Transocean Inc.
500	6.800%—03/15/2038	114
292	7.250%—11/01/2025[2]	117
990	7.500%—01/15/2026[2]	386
805	8.000%—02/01/2027[2]	318
		935
	Transocean Poseidon Ltd.
500	6.875%—02/01/2027[2]	400

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
ENERGY EQUIPMENT & SERVICES—Continued
	USA Compression Partners LP / USA Compression Finance Corp.
$680	6.875%—09/01/2027	$ 561
		2,994
ENTERTAINMENT—2.1%
	Cinemark USA Inc.
373	5.125%—12/15/2022	319
	Diamond Sports Group LLC / Diamond Sports Finance Co.
3,617	5.375%—08/15/2026[2]	2,766
	Lions Gate Capital Holdings LLC
2,282	6.375%—02/01/2024[2]	2,137
	Live Nation Entertainment Inc.
899	4.750%—10/15/2027[2]	773
	Meredith Corp.
1,250	6.875%—02/01/2026	1,070
	Netflix Inc.
700	4.875%—06/15/2030[2]	753
300	6.375%—05/15/2029	353
		1,106
		8,171
EQUITY REAL ESTATE INVESTMENT—0.4%
	Iron Mountain Inc.
1,000	4.875%—09/15/2029[2]	963
	QualityTech LP
314	4.750%—11/15/2025[2]	318
	SBA Communications Corp.
85	3.875%—02/15/2027[2]	88
		1,369
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—2.2%
	Iron Mountain Inc.
500	5.750%—08/15/2024	494
1,750	6.000%—08/15/2023	1,777
		2,271
	Kennedy-Wilson Inc.
1,500	5.875%—04/01/2024	1,444
	Ladder Capital Finance Corp.
460	5.875%—08/01/2021[2]	410
	MPT Operating Partnership LP / MPT Finance Corp.
2,500	6.375%—03/01/2024	2,590
	Sabra Health Care LP
580	5.125%—08/15/2026	563
	SBA Communications Corp.
1,250	4.000%—10/01/2022	1,264
		8,542
FOOD & STAPLES RETAILING—1.8%
	Albertsons Companies LLC
1,435	4.625%—01/15/2027[2]	1,449
1,305	4.875%—02/15/2030[2]	1,331
500	5.750%—03/15/2025	516
350	5.875%—02/15/2028[2]	367
230	6.625%—06/15/2024	239
		3,902
	Ingles Markets Inc.
420	5.750%—06/15/2023	423
	Kraft Heinz Foods Co.
70	3.750%—04/01/2030[2]	71
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
FOOD & STAPLES RETAILING—Continued
$635	4.375%—06/01/2046	$ 606
990	5.200%—07/15/2045	1,017
		1,694
	US Foods Inc.
1,046	6.250%—04/15/2025[2]	1,075
		7,094
FOOD PRODUCTS—0.6%
	Darling Ingredients Inc.
800	5.250%—04/15/2027[2]	811
	Post Holdings Inc.
510	4.625%—04/15/2030[2]	503
411	5.500%—12/15/2029[2]	415
		918
	TreeHouse Foods Inc.
437	4.875%—03/15/2022	440
		2,169
GAS UTILITIES—0.3%
	AmeriGas Partners LP
500	5.750%—05/20/2027	512
	DCP Midstream Operating LP
690	5.125%—05/15/2029	517
500	6.750%—09/15/2037[2]	304
		821
		1,333
HEALTH CARE EQUIPMENT & SUPPLIES—0.4%
	Hill-Rom Holdings Inc.
260	4.375%—09/15/2027[2]	265
	Teleflex Inc.
1,410	4.625%—11/15/2027	1,452
		1,717
HEALTH CARE PROVIDERS & SERVICES—6.5%
	Acadia Healthcare Co. Inc.
794	5.125%—07/01/2022	768
232	5.625%—02/15/2023	221
		989
	AHP Health Partners Inc.
561	9.750%—07/15/2026[2]	559
	AMN Healthcare Inc.
960	4.625%—10/01/2027[2]	938
	Centene Corp.
1,880	3.375%—02/15/2030[2]	1,902
3,053	4.625%—12/15/2029[2]	3,357
81	4.750%—01/15/2025[2]	83
2,000	5.375%—06/01/2026[2]	2,129
		7,471
	DaVita Inc.
1,725	5.125%—07/15/2024	1,760
	Encompass Health Corp.
925	5.750%—09/15/2025	946
	HCA Inc.
1,300	3.500%—09/01/2030	1,242
265	5.375%—02/01/2025	286
300	5.625%—09/01/2028	334

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
HEALTH CARE PROVIDERS & SERVICES—Continued
$1,150	5.875%—02/15/2026-02/01/2029	$ 1,296
1,465	7.690%—06/15/2025	1,681
		4,839
	LifePoint Health Inc.
495	6.750%—04/15/2025[2]	511
	Molina Healthcare Inc.
1,637	4.875%—06/15/2025[2]	1,657
1,500	5.375%—11/15/2022	1,558
		3,215
	Polaris Intermediate Corp.
560	8.500%—12/01/2022[2]	473
	Regionalcare Hospital Partners Holdings Inc. / LifePoint Health Inc.
1,367	9.750%—12/01/2026[2]	1,471
	Tenet Healthcare Corp.
1,180	4.875%—01/01/2026[2]	1,172
720	7.500%—04/01/2025[2]	778
		1,950
		25,122
HEALTH CARE TECHNOLOGY—0.8%
	Change Healthcare Holdings LLC
2,745	5.750%—03/01/2025[2]	2,701
	Verscend Escrow Corp.
383	9.750%—08/15/2026[2]	402
		3,103
HOTELS, RESTAURANTS & LEISURE—6.1%
	Boyd Gaming Corp.
445	4.750%—12/01/2027[2]	385
	Caesars Resort Collection LLC / CRC Finco Inc.
1,773	5.250%—10/15/2025[2]	1,403
	Cedar Fair LP
478	5.500%—05/01/2025[2]	482
	Eldorado Resorts Inc.
2,265	6.000%—04/01/2025	2,186
	Hilton Domestic Operating Co. Inc.
670	4.875%—01/15/2030	645
1,864	5.125%—05/01/2026	1,854
320	5.750%—05/01/2028[2]	326
		2,825
	Hyatt Hotels Corp.
170	5.375%—04/23/2025	173
450	5.750%—04/23/2030	466
		639
	International Game Technology plc
1,000	6.250%—02/15/2022[2]	980
	IRB Holding Corp.
560	6.750%—02/15/2026[2]	469
	Landry's Inc.
298	6.750%—10/15/2024[2]	234
	LTF Merger Sub Inc.
550	8.500%—06/15/2023[2]	444
	Marriott International Inc.
605	1.649%—03/08/2021[1]	587
850	2.300%—01/15/2022	824
677	5.750%—05/01/2025	708
		2,119
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
HOTELS, RESTAURANTS & LEISURE—Continued
	Marriott Ownership Resorts Inc. / ILG LLC
$1,171	6.500%—09/15/2026	$ 1,115
	MGM Resorts International
520	6.000%—03/15/2023	508
2,400	7.750%—03/15/2022	2,452
		2,960
	New Red Finance Inc.
865	5.000%—10/15/2025[2]	874
225	5.750%—04/15/2025[2]	238
		1,112
	Scientific Games International Inc.
630	5.000%—10/15/2025[2]	554
515	6.625%—05/15/2021	465
500	7.250%—11/15/2029[2]	359
340	8.250%—03/15/2026[2]	258
		1,636
	Six Flags Theme Parks Inc.
491	7.000%—07/01/2025[2]	511
	Stars Group Holdings BV / Stars Group US Co. Borrower LLC
1,525	7.000%—07/15/2026[2]	1,575
	Vail Resorts Inc.
395	6.250%—05/15/2025[2]	410
	VICI Properties LP / VICI Note Co. Inc.
755	3.750%—02/15/2027[2]	706
1,020	4.125%—08/15/2030[2]	933
109	4.250%—12/01/2026[2]	102
441	4.625%—12/01/2029[2]	409
		2,150
	VOC Escrow Ltd.
134	5.000%—02/15/2028[2]	106
		23,741
HOUSEHOLD DURABLES—1.6%
	Lennar Corp.
1,000	4.750%—04/01/2021-11/29/2027	1,020
1,000	4.875%—12/15/2023	1,032
475	5.250%—06/01/2026	498
		2,550
	M/I Homes Inc.
671	4.950%—02/01/2028[2]	592
400	5.625%—08/01/2025	371
		963
	Pulte Group Inc.
450	5.000%—01/15/2027	471
605	6.375%—05/15/2033	646
		1,117
	Shea Homes LP
715	4.750%—02/15/2028[2]	621
	Toll Brothers Finance Corp.
190	4.350%—02/15/2028	188
	Tri Pointe Group Inc.
650	4.875%—07/01/2021	642
245	5.875%—06/15/2024	239
		881
		6,320

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
HOUSEHOLD PRODUCTS—0.1%
	Prestige Brands Inc.
$400	6.375%—03/01/2024[2]	$ 413
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—1.6%
	AES Corp.
1,065	4.000%—03/15/2021	1,068
500	5.500%—04/15/2025	516
300	6.000%—05/15/2026	315
		1,899
	Calpine Corp.
505	5.250%—06/01/2026[2]	516
	NRG Energy Inc.
955	5.250%—06/15/2029[2]	1,028
293	5.750%—01/15/2028	316
240	6.625%—01/15/2027	257
1,400	7.250%—05/15/2026	1,512
		3,113
	Terraform Power Operating LLC
583	4.250%—01/31/2023[2]	601
		6,129
INSURANCE—0.4%
	Acrisure LLC / Acrisure Finance Inc.
500	8.125%—02/15/2024[2]	517
	GTCR AP Finance Inc.
965	8.000%—05/15/2027[2]	909
		1,426
INTERACTIVE MEDIA & SERVICES—0.5%
	Twitter Inc.
1,920	3.875%—12/15/2027[2]	1,924
INTERNET & DIRECT MARKETING RETAIL—0.5%
	Expedia Group Inc.
225	6.250%—05/01/2025[2]	230
120	7.000%—05/01/2025[2]	122
		352
	QVC Inc.
205	4.375%—03/15/2023	197
987	4.750%—02/15/2027	908
396	5.450%—08/15/2034	311
		1,416
		1,768
IT SERVICES—0.7%
	Sabre GLBL Inc.
170	9.250%—04/15/2025[2]	181
	Verisign Inc.
455	4.625%—05/01/2023	460
	WEX Inc.
2,315	4.750%—02/01/2023[2]	2,251
		2,892
LEISURE PRODUCTS—0.3%
	Wyndham Destinations Inc.
305	3.900%—03/01/2023	268
332	4.625%—03/01/2030[2]	284
390	5.400%—04/01/2024	344
210	5.750%—04/01/2027	185
		1,081
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
LIFE SCIENCES TOOLS & SERVICES—0.6%
	Charles River Laboratories International Inc.
$465	4.250%—05/01/2028[2]	$ 471
	Jaguar Holding Co. II
1,865	6.375%—08/01/2023[2]	1,900
		2,371
MACHINERY—0.7%
	Colfax Corp.
925	6.000%—02/15/2024[2]	943
	EnPro Industries Inc.
1,000	5.750%—10/15/2026	982
	Navistar International Corp.
775	9.500%—05/01/2025[2]	816
		2,741
MEDIA—10.1%
	Altice France Holding SA
1,905	6.000%—02/15/2028[2]	1,753
	Altice France SA
1,535	5.500%—01/15/2028[2]	1,557
1,000	7.375%—05/01/2026[2]	1,050
1,080	8.125%—02/01/2027[2]	1,174
		3,781
	AMC Networks Inc.
305	4.750%—08/01/2025	280
1,345	5.000%—04/01/2024	1,311
		1,591
	Block Communications Inc.
570	4.875%—03/01/2028[2]	570
	C&W Senior Financing Designated Activity Company
900	7.500%—10/15/2026[2]	905
	CCO Holdings LLC
2,983	4.500%—08/15/2030-05/01/2032[2]	2,990
3,105	5.375%—05/01/2025-06/01/2029[2]	3,239
230	5.750%—02/15/2026[2]	241
		6,470
	CSC Holdings LLC
365	5.750%—01/15/2030[2]	381
975	6.500%—02/01/2029[2]	1,070
495	6.625%—10/15/2025[2]	521
740	7.500%—04/01/2028[2]	817
500	7.750%—07/15/2025[2]	524
3,000	10.875%—10/15/2025[2]	3,257
		6,570
	Cumulus Media New Holdings Inc.
485	6.750%—07/01/2026[2]	397
	DISH DBS Corp.
400	5.875%—11/15/2024	387
2,500	7.750%—07/01/2026	2,474
		2,861
	Entercom Media Corp.
820	6.500%—05/01/2027[2]	611
	EW Scripps Co.
1,000	5.125%—05/15/2025[2]	851
	Graham Holdings Co.
945	5.750%—06/01/2026[2]	961
	Lamar Media Corp.
500	5.000%—05/01/2023	503
	LCPR Senior Secured Financing DAC
1,105	6.750%—10/15/2027[2]	1,143

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
MEDIA—Continued
	MDC Partners Inc.
$535	6.500%—05/01/2024[2]	$ 418
	Quebecor Media Inc.
600	5.750%—01/15/2023	636
	Sirius XM Radio Inc.
2,518	4.625%—05/15/2023-07/15/2024[2]	2,567
350	5.375%—04/15/2025[2]	363
850	5.500%—07/01/2029[2]	900
		3,830
	Univision Communications Inc.
2,570	5.125%—05/15/2023-02/15/2025[2]	2,358
	Virgin Media Finance plc
800	6.000%—10/15/2024[2]	816
	Virgin Media Secured Finance plc
1,305	5.500%—05/15/2029[2]	1,361
	Ziggo Bond Finance BV
1,000	6.000%—01/15/2027[2]	1,011
		39,397
METALS & MINING—0.9%
	Alliance Resource Operating Partners LP
1,070	7.500%—05/01/2025[2]	701
	FMG Resources August 2006 Pty Ltd.
1,000	4.750%—05/15/2022[2]	1,009
600	5.125%—03/15/2023[2]	609
		1,618
	Freeport-McMoRan Inc.
116	3.550%—03/01/2022	118
260	5.450%—03/15/2043	241
		359
	Grinding Media Inc.
1,000	7.375%—12/15/2023[2]	986
		3,664
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITs)—0.2%
	Starwood Property Trust Inc.
900	3.625%—02/01/2021	853
OIL, GAS & CONSUMABLE FUELS—7.4%
	Antero Midstream Partners LP / Antero Midstream Finance Corp.
1,210	5.750%—03/01/2027-01/15/2028[2]	901
	Apache Corp.
210	4.750%—04/15/2043	144
	Blue Racer Midstream LLC / Blue Racer Finance Corp.
300	6.125%—11/15/2022[2]	256
	Buckeye Partners LP
715	3.950%—12/01/2026	651
770	4.500%—03/01/2028[2]	698
377	5.600%—10/15/2044	270
		1,619
	Cheniere Corpus Christi Holdings LLC
410	5.875%—03/31/2025	425
	Cheniere Energy Partners LP
915	4.500%—10/01/2029[2]	848
750	5.250%—10/01/2025	721
500	5.625%—10/01/2026	480
		2,049
	CNX Midstream Partners LP
800	6.500%—03/15/2026[2]	664
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
OIL, GAS & CONSUMABLE FUELS—Continued
	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.
$460	5.625%—05/01/2027[2]	$ 302
	Crownrock LP
1,405	5.625%—10/15/2025[2]	1,147
	EnLink Midstream LLC
920	5.375%—06/01/2029	576
	Equities Corp.
655	3.000%—10/01/2022	622
	Genesis Energy LP
124	5.625%—06/15/2024	105
255	6.000%—05/15/2023	227
134	6.250%—05/15/2026	113
1,390	7.750%—02/01/2028	1,186
		1,631
	Global Partners LP
1,450	7.000%—06/15/2023	1,272
	Gulfport Energy Corp.
1,665	6.375%—05/15/2025-01/15/2026	784
	Hilcorp Finance Co.
455	5.000%—12/01/2024[2]	261
	Indigo Natural Resources LLC
785	6.875%—02/15/2026[2]	735
	Jagged Peak Energy LLC
790	5.875%—05/01/2026	676
	Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp.
1,635	6.000%—08/01/2026[2]	1,357
	Matador Resources Co.
480	5.875%—09/15/2026	238
	Moss Creek Resources Holdings Inc.
725	7.500%—01/15/2026[2]	248
618	10.500%—05/15/2027[2]	236
		484
	Murphy Oil Corp.
1,180	5.875%—12/01/2027-12/01/2042	711
870	7.050%—05/01/2029	563
		1,274
	NGL Energy Partners LP
1,600	7.500%—11/01/2023	1,094
	NGPL Pipeco LLC
555	4.375%—08/15/2022[2]	557
	Occidental Petroleum Corp.
228	4.200%—03/15/2048	137
68	4.400%—04/15/2046	43
190	6.200%—03/15/2040	137
		317
	Parkland Fuel Corp.
430	5.875%—07/15/2027[2]	415
1,300	6.000%—04/01/2026[2]	1,257
		1,672
	Parsley Energy LLC / Parsley Finance Corp.
103	5.375%—01/15/2025[2]	93
515	5.625%—10/15/2027[2]	443
		536
	QEP Resources Inc.
771	5.250%—05/01/2023	261
2,474	5.625%—03/01/2026	814
		1,075

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
OIL, GAS & CONSUMABLE FUELS—Continued
	Sanchez Energy Corp.
$3,000	0.000%—06/15/2021*	$ 17
	SM Energy Co.
182	5.000%—01/15/2024	59
262	6.125%—11/15/2022	106
622	6.750%—09/15/2026	174
		339
	Summit Midstream Holdings LLC
1,400	5.750%—04/15/2025	291
	Sunoco LP / Sunoco Finance Corp.
1,000	4.875%—01/15/2023	980
	Tallgrass Energy Finance Corp.
785	4.750%—10/01/2023[2]	609
440	5.500%—09/15/2024[2]	337
975	6.000%—03/01/2027[2]	655
		1,601
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.
1,000	5.500%—03/01/2030[2]	856
200	5.875%—04/15/2026	178
1,256	6.750%—03/15/2024	1,195
		2,229
	WPX Energy Inc.
924	5.250%—09/15/2024-10/15/2027	814
		28,939
PHARMACEUTICALS—2.3%
	Bausch Health Cos Inc.
1,033	5.500%—03/01/2023-11/01/2025[2]	1,042
436	5.875%—05/15/2023[2]	433
1,750	6.500%—03/15/2022[2]	1,789
3,045	7.000%—03/15/2024-01/15/2028[2]	3,175
485	7.250%—05/30/2029[2]	520
545	8.500%—01/31/2027[2]	603
		7,562
	Catalent Pharma Solutions Inc.
445	5.000%—07/15/2027[2]	456
	Teva Pharmaceutical Finance Netherlands III BV
1,020	2.200%—07/21/2021	998
		9,016
PROFESSIONAL SERVICES—1.3%
	Nielsen Finance LLC
2,725	5.000%—04/15/2022[2]	2,696
	Tempo Acquisition LLC / Tempo Acquisition Finance Corp.
520	5.750%—06/01/2025[2]	520
2,080	6.750%—06/01/2025[2]	2,031
		2,551
		5,247
REAL ESTATE INVESTMENT TRUSTS (REITs)—0.3%
	RHP Hotel Properties LP
160	5.000%—04/15/2023	150
	Ryman Hospitality Properties Inc.
845	4.750%—10/15/2027[2]	741
	Sabra Health Care LP
495	3.900%—10/15/2029	446
		1,337
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.4%
	Greystar Real Estate Partners LLC
$1,158	5.750%—12/01/2025[2]	$ 1,073
	Newmark Group Inc.
500	6.125%—11/15/2023	461
		1,534
ROAD & RAIL—0.1%
	Avis Budget Car Rental LLC / Avis Budget Finance Inc.
148	5.500%—04/01/2023	98
505	5.750%—07/15/2027[2]	297
		395
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.4%
	Broadcom Inc.
250	5.000%—04/15/2030[2]	281
	Entegris Inc.
1,180	4.375%—04/15/2028[2]	1,187
		1,468
SOFTWARE—1.7%
	CDK Global Inc.
213	5.000%—10/15/2024	222
495	5.250%—05/15/2029[2]	506
		728
	Infor US Inc.
2,250	6.500%—05/15/2022	2,262
	Open Text Corp.
500	3.875%—02/15/2028[2]	490
	Open Text Holdings Inc.
1,765	4.125%—02/15/2030[2]	1,725
	PTC Inc.
505	3.625%—02/15/2025[2]	501
340	4.000%—02/15/2028[2]	335
		836
	Solera LLC
650	10.500%—03/01/2024[2]	650
		6,691
SPECIALTY RETAIL—0.5%
	Asbury Automotive Group Co.
224	4.500%—03/01/2028[2]	190
126	4.750%—03/01/2030[2]	106
		296
	Michaels Stores Inc.
889	8.000%—07/15/2027[2]	623
	Penske Automotive Group Inc.
1,000	5.750%—10/01/2022	963
		1,882
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—2.3%
	Dell International LLC / EMC Corp.
180	5.300%—10/01/2029[2]	187
440	6.100%—07/15/2027[2]	482
885	6.200%—07/15/2030[2]	983
3,500	7.125%—06/15/2024[2]	3,638
1,550	8.350%—07/15/2046[2]	1,938
		7,228

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—Continued
	NCR Corp.
$855	6.125%—09/01/2029[2]	$ 853
405	8.125%—04/15/2025[2]	431
		1,284
	Seagate HDD Cayman Co.
470	5.750%—12/01/2034	478
		8,990
TEXTILES, APPAREL & LUXURY GOODS—0.1%
	Hanesbrands Inc.
520	5.375%—05/15/2025[2]	520
THRIFTS & MORTGAGE FINANCE—0.4%
	Nationstar Mortgage Holdings Inc.
261	6.000%—01/15/2027[2]	224
345	8.125%—07/15/2023[2]	333
		557
	Quicken Loans Inc.
1,000	5.750%—05/01/2025[2]	985
		1,542
TRADING COMPANIES & DISTRIBUTORS—1.1%
	United Rentals North America Inc.
570	4.000%—07/15/2030	539
450	4.625%—10/15/2025	443
286	5.875%—09/15/2026	296
3,000	6.500%—12/15/2026	3,126
		4,404
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
WIRELESS TELECOMMUNICATION SERVICES—3.2%
	Sprint Capital Corp.
$1,890	6.875%—11/15/2028	$ 2,285
1,175	8.750%—03/15/2032	1,656
		3,941
	Sprint Corp.
330	7.125%—06/15/2024	372
1,443	7.875%—09/15/2023	1,631
		2,003
	T-Mobile USA Inc.
1,250	3.875%—04/15/2030[2]	1,374
600	4.000%—04/15/2022	617
85	4.500%—02/01/2026	88
500	4.750%—02/01/2028	527
1,050	6.000%—03/01/2023-04/15/2024	1,069
620	6.375%—03/01/2025	640
1,890	6.500%—01/15/2024-01/15/2026	1,992
		6,307
		12,251
TOTAL CORPORATE BONDS & NOTES
(Cost $361,194)		341,554
TOTAL INVESTMENTS—94.9%
(Cost $390,376)		369,004
CASH AND OTHER ASSETS, LESS LIABILITIES—5.1%		19,720
TOTAL NET ASSETS—100.0%		$388,724

FAIR VALUE MEASUREMENTS
All investments at April 30, 2020 (as disclosed in the preceding Portfolio of Investments) were classified as Level 2. There were no Level 3 investments at April 30, 2020 or October 31, 2019.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Security in Default
1	Variable or floating rate security; the stated rate represents the rate in effect at April 30, 2020. The variable rate for such securities may be based on the indicated reference rate and spread or on an underlying asset or pool of assets rather than a reference rate and may be determined by current interest rates, prepayments or other financial indicators.
2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At April 30, 2020, the aggregate value of these securities was $213,256 or 55% of net assets.
3	MTN after the name of a security stands for Medium Term Note.
The accompanying notes are an integral part of the Financial Statements.

Harbor High-Yield Opportunities Fund
Manager’s Commentary (Unaudited)

Subadviser
Crescent Capital Group LP
11100 Santa Monica Blvd
Suite 2000
Los Angeles, CA 90025
Portfolio Managers
John A. Fekete
Since 2017
Conrad E. Chen
Since 2017
Ross M. Slusser
Since 2017
Scott K. Fukumoto
Since 2017
Crescent Capital has subadvised the Fund since 2017.
Investment Objective
The Fund seeks total return.
John A. Fekete

Conrad E. Chen

Ross M. Slusser

Scott K. Fukumoto

Management’s Discussion of
Fund Performance
Market review
The U.S. high yield market generated a negative return for the six months ended April 30, 2020, down 7.68% as measured by the ICE BofA U.S. High Yield (H0A0) Index. The asset class was up in November and December of 2019 but started 2020 with a historic sell‐off as the COVID-19 outbreak quickly spread outside of China to most other countries including the U.S., causing a global economic shutdown. To add to the turmoil, production disagreements emerged from the Organization of the Petroleum Exporting Countries Plus (OPEC+) members with Russia and Saudi Arabia engaging in price wars, sending crude oil prices tumbling down; West Texas Intermediate (WTI) oil declined 65% during the six months under review to end at $20.48 per barrel at the end of April. The equity market also suffered losses, after falling 33% from 2/21 to 3/23, the S&P 500 recovered most its losses to end at -3.17% for the six months under review. Most other asset classes were also down except U.S. investment grade which returned +1.54% during the six month review period; European High Yield returned -7.75%, emerging markets returned -7.93% and leveraged loans returned -7.14%.
The U.S. government rapidly responded with fiscal and monetary stimuli to help counter the effects of a sharp increase in unemployment and small business failures. Measures included direct cash payments to citizens, tax relief, and rent, utility and payroll subsidies for small businesses. As a result of the market volatility, yields and spreads gapped out wider; specifically in U.S. high yield, spreads reached over 1,000 basis points and yields climbed to 11.34% in March before settling back down to 8.06% and 763 basis points at the end of April. It is noteworthy to mention it took 14 months to reach spreads over a 1,000 in the 2001 recession and seven months in the 2008 Great Financial Crisis but during the March sell‐off it took less than 30 days. U.S. Treasury yields moved lower during the six months under review; the 10‐ year yield decreased by 105 basis points and the 5-year yield decreased by 115 basis points to end at 0.64% and 0.36%, respectively. Default activity picked up considerably and specifically in April, a record 19 companies filed for bankruptcy or missed an interest payment for a total of $35.7 billion in defaulted debt of which $24 billion was in high yield bonds and $11.7 billion was in loans. Notably, the Energy sector has accounted for a large portion of defaults over the last year, with $25.2 billion of Energy bond defaults/distressed exchanges over the last twelve months. The U.S. trailing 12-month default rate according to Moody’s Investor Service was 4.73% at the end of April.
performance
Harbor High-Yield Opportunities Fund returned -7.66% (Retirement Class), -7.61% (Institutional Class), -7.68% (Administrative Class) and -7.79% (Investor Class) while the ICE BofA U.S. High Yield (H0A0) Index returned -7.68% for the six-month period ended April 30, 2020. The main source of outperformance was attributable to strong security selection within the Energy sector. A combination of a weaker economy stemming from the COVID-19 outbreak and the Saudi-Russia price war caused WTI oil prices to plummet. As a result, Energy was the worst performing sector with a ‐27% return for the six-month period ended April 30, 2020. The Fund’s relative performance benefitted from avoiding stressed issuers in the Energy sector such as Noble Corporation (down 82%), Oasis Petroleum Inc. (down 79%) and Denbury Resources Inc. (down 73%). The Fund also benefited from strong security selection within the Retail sector, again by avoiding stressed issuers such as Party City Holdco, Inc. (down 89%), J.C. Penney Company, Inc. (down 66%) and Bed Bath & Beyond Inc. (down 37%).

Harbor High-Yield Opportunities Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2020
	Unannualized	1 Year	5 Years	Annualized
	6 Months			Life of Fund
Harbor High-Yield Opportunities Fund
Retirement Class[1]	-7.66%	-3.97%	N/A	-0.15%
Institutional Class[1]	-7.61	-4.04	N/A	-0.22
Administrative Class[1]	-7.68	-4.24	N/A	-0.45
Investor Class[1]	-7.79	-4.31	N/A	-0.58
Comparative Index
ICE BofA U.S. High Yield (H0A0)	-7.68%	-5.26%	N/A	0.34%
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratios were 0.65% (Net) and 0.74% (Gross) (Retirement Class); 0.73% (Net) and 0.82% (Gross) (Institutional Class); 0.98% (Net) and 1.07% (Gross) (Administrative Class); and 1.10% (Net) and 1.19% (Gross) (Investor Class).  The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2021. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. The Fund charges a redemption fee of 1% on redemption of Fund shares that are held for less than 90 days.
Lastly, the Fund benefitted from an overweight positioning and strong security selection within the Consumer Goods sector. Conversely, weak security selection within the Information Technology & Electronics and Media sectors detracted from relative performance.
From a ratings standpoint, the Fund exhibited strong security selection in the CCC-rated credit tier; however, this benefit was offset by the Fund’s weak security selection in the B- and BB-rated credit tiers. The allocation to the out-of-benchmark BBB-rated credit tier benefitted the Fund’s relative performance.
Lastly, the Fund held an average 2.25% in cash which was accretive to relative performance.
OUTLOOK & STRATEGY
As a result of the increasingly global spread of the coronavirus our views have become more cautious on below investment grade corporate credit. We believe the U.S. has likely entered into a recession. Economist estimates for U.S. GDP in 2020 range from -0.5% (Citibank) to -6.2% (Goldman Sachs). This recession can reasonably be expected to be deeper than 2009 but the recovery should be much quicker, possibly three quarters or shorter. Unlike 2009, housing, banks and consumers are less levered today. The U.S. government has rapidly responded with fiscal and monetary stimuli to help counter the effects of a sharp increase unemployment and small business failures. Measures include direct cash payments to citizens, tax relief and rent, and utility and payroll subsidies for small businesses. U.S. borrowers expect lower revenues and profits due to a near nationwide shutdown for at least two months, as well as lingering effects of diminished consumer spending as U.S. unemployment likely increases above 10%. Accordingly, we expect corporate defaults to rise in the U.S., particularly in hard-hit industries such as transportation, hotels and casinos, and leisure. U.S. high yield strategists have recently predicted a sharp increase in default rates in 2020 in the range of 8-10%. High yield credit spreads reached over 1,000 basis points, in line with spread levels seen during the last two U.S. recessions of 2009 and 2002.

1	The “Life of Fund” return as shown reflects the period 11/01/2017 through 04/30/2020.
This report contains the current opinions of Crescent Capital Group LP as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor High-Yield Opportunities Fund
Portfolio of Investments—April 30, 2020 (Unaudited)

Sector Allocation (% of investments)
Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—95.1%
Principal Amount		Value
AEROSPACE & DEFENSE—2.7%
	Boeing Co.
$200	2.950%—02/01/2030	$ 171
200	3.750%—02/01/2050	160
		331
	Bombardier Inc.
600	7.500%—12/01/2024-03/15/2025[1]	397
	Global Aircraft Leasing Co. Ltd.
225	6.500%—09/15/2024[1]	137
	Howmet Aerospace Inc.
350	5.125%—10/01/2024	338
	Signature Aviation US Holdings Inc.
200	5.375%—05/01/2026[1]	186
	Spirit Aerosystems Inc.
100	4.600%—06/15/2028	79
	TransDigm Inc.
400	5.500%—11/15/2027[1]	340
	TransDigm UK Holdings plc
200	6.875%—05/15/2026	173
		1,981
AIR FREIGHT & LOGISTICS—0.3%
	XPO Logistics Inc.
100	6.125%—09/01/2023[1]	102
150	6.750%—08/15/2024[1]	155
		257
AUTO COMPONENTS—1.3%
	Adient Global Holdings Ltd.
100	4.875%—08/15/2026[1]	75
	Adient US LLC
200	7.000%—05/15/2026[1]	200
	KGA Escrow LLC
400	7.500%—08/15/2023[1]	366
	Panther BF Aggregator 2 LP / Panther Finance Co. Inc.
100	6.250%—05/15/2026[1]	101
275	8.500%—05/15/2027[1]	234
		335
		976
AUTOMOBILES—2.8%
	Fiat Chrysler Automobiles NV
175	5.250%—04/15/2023	175
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
AUTOMOBILES—Continued
	Ford Motor Co.
$100	4.750%—01/15/2043	$ 64
175	8.500%—04/21/2023	174
225	9.000%—04/22/2025	220
50	9.625%—04/22/2030	49
		507
	Ford Motor Credit Co.
650	4.063%—11/01/2024	574
250	4.134%—08/04/2025	213
		787
	General Motors Financial Co Inc.
375	2.900%—02/26/2025	341
	Jaguar Land Rover Automotive plc
125	4.500%—10/01/2027[1]	78
	McLaren Finance plc
200	5.750%—08/01/2022[1]	142
		2,030
BANKS—0.9%
	Intesa Sanpaolo SpA MTN[2]
200	5.017%—06/26/2024[1]	200
	Oxford Finance LLC
500	6.375%—12/15/2022[1]	487
		687
BEVERAGES—0.6%
	Cott Holdings Inc.
400	5.500%—04/01/2025[1]	404
BUILDING PRODUCTS—1.0%
	Builders FirstSource Inc.
360	6.750%—06/01/2027[1]	373
	Norbord Inc.
150	5.750%—07/15/2027[1]	138
	Standard Industries Inc.
250	5.375%—11/15/2024[1]	252
		763
CAPITAL MARKETS—0.7%
	LPL Holdings Inc.
300	5.750%—09/15/2025[1]	300

Harbor High-Yield Opportunities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
CAPITAL MARKETS—Continued
	Refinitiv US Holdings Inc.
$200	8.250%—11/15/2026[1]	$ 217
		517
CHEMICALS—1.2%
	CF Industries Inc.
450	5.150%—03/15/2034	470
	Chemours Co.
150	6.625%—05/15/2023	141
	NOVA Chemicals Corp.
125	4.875%—06/01/2024[1]	113
	Olin Corp.
150	5.125%—09/15/2027	138
		862
COMMERCIAL SERVICES & SUPPLIES—2.4%
	ADT Security Corp.
125	4.875%—07/15/2032[1]	112
	Allied Universal Holdco LLC
300	6.625%—07/15/2026[1]	310
200	9.750%—07/15/2027[1]	203
		513
	Cimpress plc
300	7.000%—06/15/2026[1]	220
	Garda World Security Corp.
291	9.500%—11/01/2027[1]	292
	Prime Security Services Borrower LLC / Prime Finance Inc.
200	5.750%—04/15/2026[1]	198
	Williams Scotsman International Inc.
200	6.875%—08/15/2023[1]	201
225	7.875%—12/15/2022[1]	230
		431
		1,766
COMMUNICATIONS EQUIPMENT—1.5%
	CommScope Inc.
250	6.000%—03/01/2026[1]	251
	CommScope Technologies LLC
100	5.000%—03/15/2027[1]	86
200	6.000%—06/15/2025[1]	179
		265
	Hughes Satellite Systems Corp.
275	6.625%—08/01/2026	296
	Plantronics Inc.
400	5.500%—05/31/2023[1]	320
		1,132
CONSTRUCTION MATERIALS—0.4%
	Cemex SAB de CV
325	7.750%—04/16/2026[1]	305
CONSUMER FINANCE—2.8%
	Ally Financial Inc.
150	5.750%—11/20/2025	155
	Credit Acceptance Corp.
150	6.625%—03/15/2026	136
	Goeasy Ltd.
300	5.375%—12/01/2024[1]	271
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
CONSUMER FINANCE—Continued
	Icahn Enterprises LP / Icahn Enterprises Finance Corp
$250	5.250%—05/15/2027	$ 239
125	6.250%—05/15/2026	123
		362
	Navient Corp.
100	5.000%—03/15/2027	85
200	6.750%—06/25/2025	186
		271
	Navient Corp. MTN[2]
300	6.125%—03/25/2024	278
	Springleaf Finance Corp.
150	6.875%—03/15/2025	143
500	7.125%—03/15/2026	465
		608
		2,081
CONTAINERS & PACKAGING—2.6%
	ARD Finance SA
575	6.500%—06/30/2027[1]	536
	Berry Global Inc.
150	5.625%—07/15/2027[1]	156
	Cascades Inc./ Cascades USA Inc.
250	5.125%—01/15/2026[1]	252
	Flex Acquisition Co. Inc.
275	6.875%—01/15/2025[1]	268
	Mauser Packaging Solutions Holding Co.
175	7.250%—04/15/2025[1]	138
	Pactiv LLC
550	7.950%—12/15/2025	583
		1,933
DIVERSIFIED CONSUMER SERVICES—0.4%
	Laureate Education Inc.
250	8.250%—05/01/2025[1]	257
DIVERSIFIED FINANCIAL SERVICES—0.9%
	Equitable Holdings Inc.
250	5.000%—04/20/2048	261
	Jefferies Finance LLC / JFIN Co. Issuer Corp.
425	6.250%—06/03/2026[1]	388
		649
DIVERSIFIED TELECOMMUNICATION SERVICES—6.1%
	Altice Financing SA
250	5.000%—01/15/2028[1]	245
250	7.500%—05/15/2026[1]	263
		508
	Altice France Holding SA
400	6.000%—02/15/2028[1]	368
200	10.500%—05/15/2027[1]	216
		584
	Altice France SA
75	5.500%—01/15/2028[1]	76
525	7.375%—05/01/2026[1]	551
		627
	AMC Networks Inc.
350	5.000%—04/01/2024	341

Harbor High-Yield Opportunities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
DIVERSIFIED TELECOMMUNICATION SERVICES—Continued
	CenturyLink Inc.
$225	5.125%—12/15/2026[1]	$ 215
325	7.500%—04/01/2024	354
		569
	Connect Finco Sarl / Connect US Finco LLC
175	6.750%—10/01/2026[1]	168
	Hughes Satellite Systems Corp.
275	5.250%—08/01/2026	292
	Intelsat Connect Finance SA
100	9.500%—02/15/2023[1]	20
	Telecom Italia Capital SA
100	6.000%—09/30/2034	104
	Telecom Italia SpA
275	5.303%—05/30/2024[1]	288
	Videotron Ltd.
200	5.125%—04/15/2027[1]	210
	Virgin Media Secured Finance plc
500	5.500%—08/15/2026[1]	519
	Zayo Group LLC
275	5.750%—01/15/2027[1]	260
		4,490
ELECTRIC UTILITIES—1.3%
	Talen Energy Supply LLC
475	7.250%—05/15/2027[1]	472
	Vistra Operations Co. LLC
450	5.625%—02/15/2027[1]	476
		948
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.5%
	Ingram Micro Inc.
400	5.450%—12/15/2024	383
ENERGY EQUIPMENT & SERVICES—0.7%
	Archrock Partners LP / Archrock Partners Finance Corp.
350	6.875%—04/01/2027[1]	265
	Oceaneering International Inc.
175	4.650%—11/15/2024	92
	USA Compression Partners LP / USA Compression Finance Corp.
150	6.875%—04/01/2026	121
		478
ENTERTAINMENT—1.4%
	Live Nation Entertainment Inc.
225	4.750%—10/15/2027[1]	194
150	5.625%—03/15/2026[1]	133
		327
	Netflix Inc.
200	4.875%—06/15/2030[1]	215
400	5.875%—11/15/2028	454
		669
		996
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—2.0%
	Glp Capital LP / Glp Financing II Inc.
450	4.000%—01/15/2030	400
	Iron Mountain Inc.
450	5.250%—03/15/2028[1]	442
	iStar Inc.
400	4.250%—08/01/2025	318
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—Continued
	Ladder Capital Finance Corp.
$175	5.250%—10/01/2025[1]	$ 129
100	5.875%—08/01/2021[1]	89
		218
	MPT Operating Partnership LP / MPT Finance Corp.
50	4.625%—08/01/2029	50
50	5.250%—08/01/2026	51
		101
		1,479
FOOD & STAPLES RETAILING—2.5%
	Albertsons Companies LLC
350	4.875%—02/15/2030[1]	357
75	5.875%—02/15/2028[1]	79
		436
	Kraft Heinz Foods Co.
875	4.375%—06/01/2046	835
	Rite Aid Corp.
200	6.125%—04/01/2023[1]	182
375	7.500%—07/01/2025[1]	368
		550
		1,821
FOOD PRODUCTS—2.2%
	Cooke Omega Investments Inc / Alpha VesselCo Holdings Inc.
75	8.500%—12/15/2022[1]	76
	JBS USA Lux SA
400	6.500%—04/15/2029[1]	423
	Kraft Heinz Foods Co.
425	5.000%—07/15/2035	457
	Pilgrim's Pride Corp.
200	5.875%—09/30/2027[1]	203
	Post Holdings Inc.
300	5.500%—12/15/2029[1]	303
150	5.750%—03/01/2027[1]	154
		457
		1,616
GAS UTILITIES—0.3%
	DCP Midstream Operating LP
250	5.125%—05/15/2029	187
HEALTH CARE PROVIDERS & SERVICES—5.4%
	Centene Corp.
250	4.750%—01/15/2025	257
250	5.375%—08/15/2026[1]	269
		526
	Community Health Systems Inc.
225	6.625%—02/15/2025[1]	208
125	6.875%—02/01/2022	93
575	8.000%—03/15/2026[1]	554
75	8.625%—01/15/2024[1]	74
		929
	Encompass Health Corp.
100	4.500%—02/01/2028	101
	HCA Inc.
600	4.125%—06/15/2029	647

Harbor High-Yield Opportunities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
HEALTH CARE PROVIDERS & SERVICES—Continued
	MEDNAX Inc.
$175	6.250%—01/15/2027[1]	$ 159
	Polaris Intermediate Corp.
175	8.500%—12/01/2022[1]	148
	Regionalcare Hospital Partners Holdings Inc. / LifePoint Health Inc.
125	9.750%—12/01/2026[1]	134
	Tenet Healthcare Corp.
75	5.125%—11/01/2027[1]	74
400	6.250%—02/01/2027[1]	395
325	6.750%—06/15/2023	327
275	7.000%—08/01/2025	257
225	7.500%—04/01/2025[1]	243
		1,296
		3,940
HOTELS, RESTAURANTS & LEISURE—7.0%
	Aramark Services Inc.
250	5.000%—02/01/2028[1]	240
	Caesars Resort Collection LLC / CRC Finco Inc.
175	5.250%—10/15/2025[1]	139
	Carnival Corp.
225	11.500%—04/01/2023[1]	236
	Cedar Fair LP
275	5.250%—07/15/2029[1]	238
100	5.375%—06/01/2024	94
		332
	Churchill Downs Inc.
425	5.500%—04/01/2027[1]	408
	Everi Payments Inc.
235	7.500%—12/15/2025[1]	193
	Hilton Domestic Operating Co. Inc.
250	4.875%—01/15/2030	241
25	5.375%—05/01/2025[1]	25
25	5.750%—05/01/2028[1]	25
		291
	Hyatt Hotels Corp.
25	5.375%—04/23/2025	25
75	5.750%—04/23/2030	78
		103
	International Game Technology plc
250	6.500%—02/15/2025[1]	247
	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC
100	5.250%—06/01/2026[1]	103
	Marriott Ownership Resorts Inc.
325	4.750%—01/15/2028[1]	287
	Melco Resorts Finance Ltd.
200	4.875%—06/06/2025[1]	194
	MGM Resorts International
131	5.500%—04/15/2027	121
115	5.750%—06/15/2025	111
		232
	New Red Finance Inc.
400	5.000%—10/15/2025[1]	404
	Sabre GLBL Inc.
150	5.375%—04/15/2023[1]	140
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
HOTELS, RESTAURANTS & LEISURE—Continued
	Scientific Games International Inc.
$250	7.000%—05/15/2028[1]	$ 181
225	8.250%—03/15/2026[1]	171
		352
	Station Casinos LLC
150	4.500%—02/15/2028[1]	121
125	5.000%—10/01/2025[1]	105
		226
	Vail Resorts Inc.
50	6.250%—05/15/2025[1]	52
	VICI Properties LP / VICI Note Co. Inc.
425	4.125%—08/15/2030[1]	389
25	4.625%—12/01/2029[1]	23
		412
	Viking Cruises Ltd.
75	6.250%—05/15/2025[1]	51
	VOC Escrow Ltd.
275	5.000%—02/15/2028[1]	217
	Wyndham Destinations Inc.
25	5.625%—03/01/2021	24
	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
275	5.500%—03/01/2025[1]	246
		5,129
HOUSEHOLD DURABLES—2.2%
	KB Home Co.
100	4.800%—11/15/2029	94
	Lennar Corp.
250	4.750%—11/29/2027	258
	M/I Homes Inc.
150	4.950%—02/01/2028[1]	132
	Newell Brands Inc.
350	5.500%—04/01/2046	362
	PulteGroup Inc.
250	5.500%—03/01/2026	267
	Tempur Sealy International Inc.
500	5.500%—06/15/2026	479
		1,592
HOUSEHOLD PRODUCTS—1.4%
	Clearwater Paper Corp.
350	5.375%—02/01/2025[1]	330
	Energizer Holdings Inc.
200	7.750%—01/15/2027[1]	213
	Kronos Acquisition Holdings Inc.
550	9.000%—08/15/2023[1]	481
		1,024
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—1.7%
	Calpine Corp.
325	4.500%—02/15/2028[1]	316
125	5.250%—06/01/2026[1]	128
		444
	Clearway Energy Operating LLC
450	4.750%—03/15/2028[1]	460
	NRG Energy Inc.
350	6.625%—01/15/2027	375
		1,279

Harbor High-Yield Opportunities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
INSURANCE—1.1%
	Acrisure LLC / Acrisure Finance Inc.
$200	8.125%—02/15/2024[1]	$ 207
	AssuredPartners Inc.
325	7.000%—08/15/2025[1]	304
	Hub International Ltd.
300	7.000%—05/01/2026[1]	298
		809
INTERACTIVE MEDIA & SERVICES—0.5%
	Match Group Inc.
325	5.625%—02/15/2029[1]	343
INTERNET & DIRECT MARKETING RETAIL—1.0%
	Expedia Group Inc.
100	3.250%—02/15/2030	84
250	3.800%—02/15/2028	217
		301
	QVC Inc.
500	4.750%—02/15/2027	460
		761
INTERNET SERVICES & INFRASTRUCTURE—0.7%
	EIG Investors Corp.
250	10.875%—02/01/2024	217
	J2 Cloud Services LLC
325	6.000%—07/15/2025[1]	330
		547
IT SERVICES—0.7%
	Banff Merger Sub Inc.
125	9.750%—09/01/2026[1]	113
	Cardtronics Inc.
275	5.500%—05/01/2025[1]	263
	MPH Acquisition Holdings LLC
125	7.125%—06/01/2024[1]	112
		488
LEISURE PRODUCTS—0.4%
	Mattel Inc.
300	5.875%—12/15/2027[1]	295
MACHINERY—0.7%
	Allison Transmission Inc.
175	5.875%—06/01/2029[1]	171
	Titan Acquisition Ltd.
400	7.750%—04/15/2026[1]	374
		545
MEDIA—9.2%
	Block Communications Inc.
250	4.875%—03/01/2028[1]	250
	CCO Holdings LLC
100	5.000%—02/01/2028[1]	103
250	5.375%—05/01/2025-06/01/2029[1]	261
775	5.500%—05/01/2026[1]	811
		1,175
	CSC Holdings LLC
75	5.375%—02/01/2028[1]	79
675	5.500%—04/15/2027[1]	705
100	5.750%—01/15/2030[1]	104
		888
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
MEDIA—Continued
	Diamond Sports Group LLC / Diamond Sports Finance Co.
$200	5.375%—08/15/2026[1]	$ 153
225	6.625%—08/15/2027[1]	124
		277
	DISH DBS Corp.
550	5.875%—11/15/2024	532
75	7.750%—07/01/2026	74
		606
	iHeartCommunications Inc.
50	4.750%—01/15/2028[1]	43
225	8.375%—05/01/2027	189
		232
	Intelsat Jackson Holdings SA
500	8.500%—10/15/2024[1]	293
125	9.750%—07/15/2025[1]	73
		366
	National CineMedia LLC
250	5.875%—04/15/2028[1]	179
	Nexstar Broadcasting Inc.
350	5.625%—07/15/2027[1]	336
	Salem Media Group Inc.
425	6.750%—06/01/2024[1]	334
	Sinclair Television Group Inc.
400	5.500%—03/01/2030[1]	334
	Sirius XM Radio Inc.
650	5.000%—08/01/2027[1]	668
	TEGNA Inc.
350	5.000%—09/15/2029[1]	314
	Telenet Finance Luxembourg Notes Sarl
200	5.500%—03/01/2028[1]	209
	Townsquare Media Inc.
350	6.500%—04/01/2023[1]	312
	Univision Communications Inc.
100	5.125%—02/15/2025[1]	88
	Ziggo Secured Finance BV
150	5.500%—01/15/2027[1]	153
		6,721
METALS & MINING—1.4%
	Alcoa Nederland Holding BV
100	7.000%—09/30/2026[1]	99
	Arconic Corp.
75	6.000%—05/15/2025[1]	76
200	6.125%—02/15/2028[1]	192
		268
	Freeport-McMoRan Inc.
500	5.000%—09/01/2027	488
	Novelis Corp.
225	4.750%—01/30/2030[1]	201
		1,056
OIL, GAS & CONSUMABLE FUELS—9.3%
	Aker BP ASA
50	4.750%—06/15/2024[1]	46
	Ascent Resources Utica Holdings LLC / ARU Finance Corp.
125	7.000%—11/01/2026[1]	73
175	10.000%—04/01/2022[1]	138
		211

Harbor High-Yield Opportunities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
OIL, GAS & CONSUMABLE FUELS—Continued
	Berry Petroleum Co. LLC
$200	7.000%—02/15/2026[1]	$ 97
	Buckeye Partners LP
175	3.950%—12/01/2026	160
50	4.500%—03/01/2028[1]	45
		205
	Cenovus Energy Inc.
75	4.250%—04/15/2027	59
	Cheniere Corpus Christi Holdings LLC
400	5.125%—06/30/2027	400
	Cheniere Energy Partners LP
250	5.250%—10/01/2025	240
150	5.625%—10/01/2026	144
		384
	Continental Resources Co.
275	3.800%—06/01/2024	228
	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.
250	5.625%—05/01/2027[1]	164
	Crownrock LP
275	5.625%—10/15/2025[1]	224
	Endeavor Energy Resources LP
150	5.750%—01/30/2028[1]	131
	Energy Transfer Operating LP
275	5.250%—04/15/2029	281
	EnLink Midstream Partners LP
200	4.150%—06/01/2025	125
	EQM Midstream Partners LP
250	5.500%—07/15/2028	226
	Equities Corp.
150	6.125%—02/01/2025	144
150	7.000%—02/01/2030	143
		287
	Hess Midstream Operations LP
325	5.125%—06/15/2028[1]	286
175	5.625%—02/15/2026[1]	164
		450
	Hilcorp Finance Co.
100	5.000%—12/01/2024[1]	57
	Murphy Oil Corp.
300	5.875%—12/01/2027	205
200	6.875%—08/15/2024	143
		348
	Murphy Oil USA Inc.
350	5.625%—05/01/2027	363
	NGL Energy Partners LP / NGL Energy Finance Corp.
225	7.500%—04/15/2026	148
	Occidental Petroleum Corp.
500	3.200%—08/15/2026	363
	Parsley Energy LLC / Parsley Finance Corp.
250	5.625%—10/15/2027[1]	215
	PBF Logistics LP / PBF Logistics Finance Corp.
75	6.875%—05/15/2023	58
	Seven Generations Energy Ltd.
125	5.375%—09/30/2025[1]	100
	Southwestern Energy Co.
125	6.200%—01/23/2025	111
	Sunoco LP / Sunoco Finance Corp.
600	6.000%—04/15/2027	588
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
OIL, GAS & CONSUMABLE FUELS—Continued
	Tallgrass Energy Finance Corp.
$125	5.500%—09/15/2024[1]	$ 96
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.
425	5.500%—03/01/2030[1]	364
	Transocean Inc.
448	7.500%—01/15/2026[1]	175
75	9.350%—12/15/2041	19
		194
	Valaris plc
175	5.750%—10/01/2044	16
50	7.750%—02/01/2026	4
		20
	W&T Offshore Inc.
150	9.750%—11/01/2023[1]	50
	Western Midstream Operating LP
225	4.050%—02/01/2030	206
		6,799
PERSONAL PRODUCTS—1.1%
	HLF Financing Sarl LLC / Herbalife International Inc.
550	7.250%—08/15/2026[1]	538
	Sally Holdings/Sally Capital Inc.
275	8.750%—04/30/2025[1]	280
		818
PHARMACEUTICALS—2.8%
	Bausch Health Cos Inc.
175	5.000%—01/30/2028[1]	168
150	5.250%—01/30/2030[1]	149
400	5.750%—08/15/2027[1]	424
75	7.000%—01/15/2028[1]	78
175	7.250%—05/30/2029[1]	188
175	8.500%—01/31/2027[1]	194
		1,201
	Catalent Pharma Solutions Inc.
125	5.000%—07/15/2027[1]	128
	Elanco Animal Health Inc.
200	5.650%—08/28/2028	222
	Endo Finance LLC
425	5.875%—10/15/2024[1]	412
125	6.000%—07/15/2023[1]	95
		507
		2,058
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.2%
	Newmark Group Inc.
175	6.125%—11/15/2023	162
ROAD & RAIL—0.1%
	Hertz Corp.
200	5.500%—10/15/2024[1]	41
SOFTWARE—0.7%
	Solera LLC
500	10.500%—03/01/2024[1]	500
SPECIALTY RETAIL—1.2%
	Lithia Motors Inc.
175	4.625%—12/15/2027[1]	167

Harbor High-Yield Opportunities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
SPECIALTY RETAIL—Continued
	Penske Automotive Group Inc.
$150	5.500%—05/15/2026	$ 139
	PetSmart Inc.
175	5.875%—06/01/2025[1]	177
200	7.125%—03/15/2023[1]	191
		368
	Staples Inc.
250	7.500%—04/15/2026[1]	199
		873
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.0%
	Dell Inc.
400	6.500%—04/15/2038	414
100	7.100%—04/15/2028	111
		525
	Xerox Corp.
275	4.800%—03/01/2035	237
		762
TEXTILES, APPAREL & LUXURY GOODS—0.4%
	L Brands Inc.
350	6.875%—11/01/2035	259
TOBACCO—0.5%
	Vector Group Ltd.
375	6.125%—02/01/2025[1]	366
TRADING COMPANIES & DISTRIBUTORS—1.8%
	Fortress Transportation & Infrastructure Investors LLC
350	6.500%—10/01/2025[1]	289
	Herc Holdings Inc.
300	5.500%—07/15/2027[1]	283
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
TRADING COMPANIES & DISTRIBUTORS—Continued
	United Rentals North America Inc.
$225	5.250%—01/15/2030	$ 227
500	5.500%—05/15/2027	508
		735
		1,307
WIRELESS TELECOMMUNICATION SERVICES—3.1%
	C&W Senior Financing Designated Activity Company
400	6.875%—09/15/2027[1]	397
	Level 3 Financing Inc.
125	5.250%—03/15/2026	129
	Sprint Capital Corp.
100	6.875%—11/15/2028	121
50	8.750%—03/15/2032	70
		191
	Sprint Corp.
725	7.125%—06/15/2024	818
	T-Mobile USA Inc.
700	4.750%—02/01/2028	738
		2,273
TOTAL CORPORATE BONDS & NOTES
(Cost $74,638)		69,745
TOTAL INVESTMENTS—95.1%
(Cost $74,638)		69,745
CASH AND OTHER ASSETS, LESS LIABILITIES—4.9%		3,622
TOTAL NET ASSETS—100.0%		$73,367

RIGHTS/WARRANTS
Description	No. of Contracts	Strike Price	Expiration Date	Cost (000s)	Value (000s)
Jones Energy II Inc.	1,345	$ 31.67	05/17/2024	$ —	$— X

FAIR VALUE MEASUREMENTS
At April 30, 2020, the investments in Jones Energy II Inc. (as disclosed in the preceding Rights/Warrants schedule) were classified as Level 3 and all other investments were classified as Level 2.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a rollforward of the Fund’s Level 3 investments during the period ended April 30, 2020.
Valuation Description	Beginning Balance as of 11/01/2019 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Transfers Into Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2020 (000s)	Unrealized Gain/(Loss) as of 04/30/2020 (000s)
Common Stocks	$ 4	$—	$ (4)	$—	$—	$—	$—	$—	$—	$—
Rights/Warrants	—	—	—	—	—	—	—	—	—	—
	$ 4	$—	$ (4)	$—	$—	$—	$—	$—	$—	$—

Harbor High-Yield Opportunities Fund
Portfolio of Investments—Continued

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 04/30/2020 (000s)	Valuation Technique	Unobservable Input(s)	Input Value(s)
Financial Derivative Instruments
Rights/Warrants
Jones Energy II Inc.	$—	Market Approach	Estimated Recovery Value	$ 0.00

1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At April 30, 2020, the aggregate value of these securities was $43,875 or 60% of net assets.
2	MTN after the name of a security stands for Medium Term Note.
x	Fair valued in accordance with Harbor Funds' Valuation Procedures.
The accompanying notes are an integral part of the Financial Statements.

Harbor Money Market Fund
Manager’s Commentary (Unaudited)

Subadviser
BNP Paribas Asset Management USA, Inc.
200 Park Avenue
New York, NY 10166
Portfolio Manager
Kenneth J. O’Donnell, CFA
Since 2003
BNP has subadvised the Fund since 1987.
Investment Objective
The Fund seeks to provide current income while maintaining liquidity and a stable share price of $1.
Kenneth J. O’Donnell, CFA

Management’s Discussion of
Fund Performance
Market Review
A viral pandemic with origins in Wuhan, China spread around the globe during the first quarter of 2020. Countries adopted travel restrictions followed by business closures in an attempt to slow the spread of the deadly coronavirus. The economic impact has been devastating and is likely to result in a global recession by mid-2020. The timing of the crisis was also unfortunate as several large economies are challenged to reduce interest rates further having been unable to escape the low interest rate environment of the prior recession. With limited tools at their disposal, central bankers have reinstituted non-traditional crisis-era stimulus measures in an effort to stabilize markets. The recovery burden has shifted to fiscal authorities that have passed large stimulus packages to support individuals and businesses negatively impacted by viral restrictions.
In March 2020, the U.S. Federal Reserve (Fed) reduced monetary policy interest rates back to the lows since the Great Financial Crisis of 2008. The inter-meeting reductions shocked markets resulting in a spike in volatility as liquidity evaporated across sectors. Safe havens rallied as risk assets plummeted sending equity markets into freefall. Credit spreads widened across all sectors in response to forced selling by asset managers raising cash to fund redemptions in fund vehicles. Fed Chair Jerome Powell followed up the Fed actions with the announcement of an uncapped and open-ended balance sheet purchase program designed to signal a ‘’do whatever it takes’’ policy framework. Markets are currently forecasting an extended period of near zero short-term interest rates.
Short-term U.S. Treasury Note yields declined to the zero-lower bound as market panic set in and investors began to anticipate an economic recession. Money market yields closely tracked monetary policy rates with yields declining into single digits. The decline back to zero percent money market yields is an unwelcomed harbinger for investors who have previously endured low interest rates during the last decade. We believe that money market yields will remain at current levels through year-end as Fed policy remains on hold for an extended period.
PerformancE
For the six months ended April 30, 2020, the Fund returned 0.60% (Institutional Class) and 0.48% (Administrative Class), underperforming the 0.85% return of the Fund’s benchmark, the ICE BofA U.S.3-Month Treasury Bill Index. The duration of the portfolio, a measure of its sensitivity to changes in interest rates, was managed tactically throughout the period in a range between approximately 20 and 40 days as the path of monetary policy changed dramatically.

Harbor Money Market Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2020
	Unannualized	1 Year	Annualized
	6 Months		5 Years	10 Years
Harbor Money Market Fund
Institutional Class	0.60%	1.57%	1.02%	0.56%
Administrative Class	0.48	1.32	0.93	0.51
Comparative Index
ICE BofA U.S. 3-Month Treasury Bill	0.85%	2.07%	1.19%	0.64%

Current 7-day subsidized[a] SEC yield for period ended 04/30/2020:	Institutional Class: 0.50%	Administrative Class: 0.28%
Current 7-day unsubsidized[b] SEC yield for period ended 04/30/2020:	Institutional Class: 0.37%	Administrative Class: 0.14%
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. Voluntary waivers and reimbursements may be discontinued at any time without notice.  Current yield excludes gains and losses as defined by the Securities and Exchange Commission.  The current yield more closely reflects the current earnings of the Fund than the total return.
Outlook & Strategy
Looking ahead, we expect monetary policy to remain at the zero-lower bound throughout 2020 and well into 2021 as the Fed assesses the evolution of the economy in the wake of the pandemic. We expect that real, or inflation-adjusted, economic growth in the U.S. will fall substantially in the second quarter placing the economy firmly into recession. This is likely to be followed by a rebound in the second half of the year though estimates of 2020 growth (year-over-year) remain negative. The U.S. economy will need to recover from substantial unemployment and weak personal consumption; however, a recovery in business investment should be a strong driver of domestic growth.
In our view, the Fed is unlikely to stray from their current policy stance until strong evidence emerges that the economy is on a sustainable path to recovery. The Fed will need to re-achieve both of its dual mandate goals of full employment and stable prices before removing stimulus measures. We expect that the next tightening may occur in 2022 if the pandemic is contained and the global growth trend resumes. We do not expect any changes in the tools used to manage short-term interest rates, i.e., interest paid on banking reserves and the overnight fixed-rate reserve purchase agreement program, or reverse repo facility, though we do expect the Fed to announce an end to balance sheet purchases prior to changes in policy interest rates. The transparency of the Federal Open Market Committee should ultimately provide opportunities to tactically adjust the Fund’s duration profile as conditions evolve. We believe that government money market funds generally will remain a safe haven vehicle despite the current low level of interest rates.

a	Reflects reimbursement or waivers currently in effect
b	Does not reflect reimbursements or waivers currently in effect
This report contains the current opinions of BNP Paribas Asset Management USA, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
You could lose money by investing in Harbor Money Market Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund and you should not expect the sponsor to provide financial support to the Fund at any time. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Money Market Fund
Portfolio of Investments—April 30, 2020 (Unaudited)

Investment Allocation (% of investments)
Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands

GOVERNMENT AGENCY DEBT—10.2%†
Principal Amount		Value
	Federal Home Loan Bank Discount Notes
$500	0.000%—05/11/2020	$ 500
350	0.120%—05/20/2020	350
9,450	1.334%—05/15/2020	9,445
TOTAL GOVERNMENT AGENCY DEBT
(Cost $10,295)		10,295

TREASURY DEBT—89.5%†
	U.S. Treasury Bills
5,300	0.034%—05/12/2020	5,300
9,700	0.070%—06/16/2020	9,699
11,400	0.087%—07/16/2020	11,398
13,500	0.088%—07/09/2020	13,498
10,000	0.095%—07/23/2020	9,998
TREASURY DEBT—Continued
Principal Amount		Value
$13,600	0.097%—05/28/2020	$ 13,599
1,350	0.405%—06/04/2020	1,349
6,000	0.815%—05/14/2020	5,998
7,000	1.334%—05/21/2020	6,995
12,300	1.533%—05/07/2020	12,297
TOTAL TREASURY DEBT
(Cost $90,131)		90,131
TOTAL INVESTMENTS—99.7%
(Cost $100,426)		100,426
CASH AND OTHER ASSETS, LESS LIABILITIES—0.3%		332
TOTAL NET ASSETS—100.0%		$100,758

FAIR VALUE MEASUREMENTS
All investments at April 30, 2020 (as disclosed in the preceding Portfolio of Investments) were classified as Level 2. There were no Level 3 investments at April 30, 2020 or October 31, 2019.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	Coupon represents yield to maturity
The accompanying notes are an integral part of the Financial Statements.

Harbor Fixed Income Funds
StatementS of Assets and Liabilities—April 30, 2020 (Unaudited)

(All amounts in thousands, except per share amounts)
	Harbor Bond Fund	Harbor Convertible Securities Fund	Harbor Core Bond Fund	Harbor High-Yield Bond Fund	Harbor High-Yield Opportunities Fund	Harbor Money Market Fund
ASSETS
Investments, at identified cost	$2,498,568*	$130,680	$ 91,651	$ 390,376	$74,638	$100,426
Investments, at value	$ 2,503,365	$130,573	$ 97,029	$ 369,004	$69,745	$100,426
Repurchase agreements	53,400	—	—	—	—	—
Cash	19,533	5,602	1,959	14,140	999	11,875
Foreign currency, at value (cost: $3,279,$0,$0,$0,$0,$0 and $0)	3,351	—	—	—	—	—
Receivables for:
Investments sold	2,093,562	2,093	151	5,055	1,388	—
Capital shares sold	834	6	387	438	1,267	68
Interest	11,525		471	5,606	1,213	—
Unrealized appreciation on open forward currency contracts	10,564	—	—	—	—	—
Variation margin on options and futures contracts	1,286	—	—	—	—	—
Variation margin on centrally cleared swap agreements	849	—	—	—	—	—
Purchased options not settled through variation margin, at value (cost: $14,$0,$0,$0,$0,$0 and $0)	22	—	—	—	—	—
Withholding tax	—	—	—	7	2	—
Prepaid registration fees	38	23	13	12	25	8
Prepaid fund insurance	11	1	1	3	—	1
Other assets	684	23	13	155	15	33
Total Assets	4,699,024	138,611	100,024	394,420	74,654	112,411
LIABILITIES
Payables for:
Due to broker	28,492	—	—	—	—	—
Investments purchased	2,478,630	2,871	1,447	5,106	1,221	11,498
Capital shares reacquired	1,413	25	8	185	6	77
Investments sold short, at value (proceeds: $162,831,$0,$0,$0,$0,$0 and $0)	162,743	—	—	—	—	—
Written options not settled through variation margin, at value (premiums received: $359,$0,$0,$0,$0,$0 and $0)	77	—	—	—	—	—
Swap premiums received on OTC swap agreements	115	—	—	—	—	—
Unrealized depreciation on OTC swap agreements	71	—	—	—	—	—
Reverse repurchase agreements	2,718	—	—	—	—	—
Unrealized depreciation on open forward currency contracts	6,061	—	—	—	—	—
Accrued expenses:
Management fees	751	64	27	157	35	16
12b-1 fees	4	—	—	3	—	1
Transfer agent fees	154	8	7	29	6	9
Trustees' fees and expenses	538	26	4	167	5	18
Other	226	25	13	49	14	34
Total Liabilities	2,681,993	3,019	1,506	5,696	1,287	11,653
NET ASSETS	$ 2,017,031	$135,592	$ 98,518	$ 388,724	$73,367	$100,758
Net Assets Consist of:
Paid-in capital	$ 1,982,502	$133,216	$ 91,113	$ 507,361	$82,610	$100,724
Total distributable earnings/(loss)	34,529	2,376	7,405	(118,637)	(9,243)	34
	$ 2,017,031	$135,592	$ 98,518	$ 388,724	$73,367	$100,758

The accompanying notes are an integral part of the Financial Statements.

	Harbor Bond Fund	Harbor Convertible Securities Fund	Harbor Core Bond Fund	Harbor High-Yield Bond Fund	Harbor High-Yield Opportunities Fund	Harbor Money Market Fund
NET ASSET VALUE PER SHARE BY CLASS
Retirement Class
Net assets	$ 162,837	$ 30,359	$15,995	$ 49,998	$ 179	N/A
Shares of beneficial interest[1]	13,440	2,924	1,470	5,566	20	N/A
Net asset value per share[2]	$ 12.12	$ 10.38	$ 10.88	$ 8.98	$ 8.78	N/A
Institutional Class
Net assets	$1,836,302	$103,407	$82,523	$324,623	$72,984	$97,177
Shares of beneficial interest[1]	151,679	9,962	7,584	36,138	8,309	97,177
Net asset value per share[2]	$ 12.11	$ 10.38	$ 10.88	$ 8.98	$ 8.78	$ 1.00
Administrative Class
Net assets	$ 17,892	$ 59	N/A	$ 632	$ 142	$ 3,581
Shares of beneficial interest[1]	1,476	5	N/A	70	16	3,581
Net asset value per share[2]	$ 12.12	$ 10.36	N/A	$ 9.02	$ 8.78	$ 1.00
Investor Class
Net assets	N/A	$ 1,767	N/A	$ 13,471	$ 62	N/A
Shares of beneficial interest[1]	N/A	171	N/A	1,494	7	N/A
Net asset value per share[2]	N/A	$ 10.36	N/A	$ 9.01	$ 8.78	N/A

*	Including repurchase agreements
1	Par value $0.01 (unlimited authorizations)
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

Harbor Fixed Income Funds
StatementS of Operations—Six Months Ended April 30, 2020 (Unaudited)

(All amounts in thousands)
	Harbor Bond Fund	Harbor Convertible Securities Fund	Harbor Core Bond Fund	Harbor High-Yield Bond Fund	Harbor High-Yield Opportunities Fund	Harbor Money Market Fund
Investment Income
Interest	$ 35,163	$ 983	$1,394	$ 11,946	$ 2,147	$ 987
Foreign taxes withheld	8	—	—	—	—	—
Consent fee income	—	5	1	116	3	—
Total Investment Income	35,171	988	1,395	12,062	2,150	987
Operating Expenses
Management fees	4,842	444	156	1,346	228	131
12b-1 fees:
Administrative Class	23	—	N/A	1	—	4
Investor Class	N/A	2	N/A	23	—	N/A
Shareholder communications	78	3	3	14	2	10
Custodian fees	111	13	8	14	7	12
Transfer agent fees:
Retirement Class	8	3	1	7	—	N/A
Institutional Class	962	55	41	182	38	64
Administrative Class	9	—	N/A	—	—	2
Investor Class	N/A	2	N/A	20	—	N/A
Professional fees	50	4	2	12	2	4
Trustees' fees and expenses	48	3	2	12	2	3
Registration fees	40	33	19	50	31	22
Miscellaneous	18	5	3	8	4	4
Expenses before interest expense	6,189	567	235	1,689	314	256
Interest expense	2,060	—	—	—	—	—
Total expenses	8,249	567	235	1,689	314	256
Management fees waived	(256)	(34)	—	(206)	—	(13)
Transfer agent fees waived	(21)	(1)	(1)	(5)	(1)	(1)
Other expenses reimbursed	(774)	—	(31)	—	(36)	(53)
Custodian fees reduction	(1)	—	—	—	—	(1)
Net expenses	7,197	532	203	1,478	277	188
Net Investment Income/(Loss)	27,974	456	1,192	10,584	1,873	799
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	42,253	2,971	1,810	(14,447)	(1,004)	—
Foreign currency transactions	(13,692)	—	—	—	—	—
Investments sold short	(510)	—	—	—	—	—
Swap agreements	(959)	—	—	—	—	—
Futures contracts	(5,493)	—	—	—	—	—
Purchased options	(167)	—	—	—	—	—
Written options	939	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(1,875)	(4,864)	1,191	(25,157)	(6,693)	—
Forwards currency contracts	11,857	—	—	—	—	—
Investments sold short	204	—	—	—	—	—
Swap agreements	273	—	—	—	—	—
Futures contracts	5,181	—	—	—	—	—
Purchased options	139	—	—	—	—	—
Written options	(685)	—	—	—	—	—
Translations of assets and liabilities in foreign currencies	205	—	—	—	—	—
Net gain/(loss) on investment transactions	37,670	(1,893)	3,001	(39,604)	(7,697)	—
Net Increase/(Decrease) in Net Assets Resulting from Operations	$ 65,644	$(1,437)	$4,193	$(29,020)	$(5,824)	$ 799
The accompanying notes are an integral part of the Financial Statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Harbor Fixed Income Funds
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor Bond Fund		Harbor Convertible Securities Fund		Harbor Core Bond Fund
	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income/(loss)	$ 27,974	$ 62,549	$ 456	$ 1,157	$ 1,192	$ 2,229
Net realized gain/(loss) on investments	22,371	43,239	2,971	4,662	1,810	955
Change in net unrealized appreciation/(depreciation) of investments	15,299	91,835	(4,864)	6,316	1,191	5,019
Net increase/(decrease) in assets resulting from operations	65,644	197,623	(1,437)	12,135	4,193	8,203
Distributions to Shareholders
Retirement Class	(806)	(328)	(754)	(1,614)	(176)	(145)
Institutional Class	(31,775)	(59,992)	(3,958)	(5,977)	(1,705)	(2,015)
Administrative Class	(279)	(878)	(2)	(3)	N/A	N/A
Investor Class	N/A	N/A	(67)	(111)	N/A	N/A
Total distributions to shareholders	(32,860)	(61,198)	(4,781)	(7,705)	(1,881)	(2,160)
Net Increase/(Decrease) Derived from Capital Share Transactions	(6,653)	(83,237)	858	15,772	11,450	23,403
Net increase/(decrease) in net assets	26,131	53,188	(5,360)	20,202	13,762	29,446
Net Assets
Beginning of period	1,990,900	1,937,712	140,952	120,750	84,756	55,310
End of period	$2,017,031	$1,990,900	$135,592	$140,952	$98,518	$84,756
The accompanying notes are an integral part of the Financial Statements.

Harbor High-Yield Bond Fund		Harbor High-Yield Opportunities Fund		Harbor Money Market Fund
November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019
(Unaudited)		(Unaudited)		(Unaudited)

$ 10,584	$ 30,652	$ 1,873	$ 3,949	$ 799	$ 3,111
(14,447)	(14,481)	(1,004)	(2,438)	—	—
(25,157)	24,504	(6,693)	4,416	—	—
(29,020)	40,675	(5,824)	5,927	799	3,111

(1,835)	(8,772)	(5)	(13)	N/A	N/A
(10,304)	(23,233)	(2,030)	(4,010)	(783)	(3,012)
(18)	(44)	(4)	(3)	(16)	(99)
(458)	(1,147)	(2)	(3)	N/A	N/A
(12,615)	(33,196)	(2,041)	(4,029)	(799)	(3,111)
(61,316)	(322,558)	4,293	3,327	(20,409)	(10,745)
(102,951)	(315,079)	(3,572)	5,225	(20,409)	(10,745)

491,675	806,754	76,939	71,714	121,167	131,912
$ 388,724	$ 491,675	$73,367	$76,939	$100,758	$121,167

Harbor Fixed Income Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
	Harbor Bond Fund		Harbor Convertible Securities Fund		Harbor Core Bond Fund
	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019
	(Unaudited)		(Unaudited)		(Unaudited)
AMOUNT ($)
Retirement Class
Net proceeds from sale of shares	$ 162,272	$ 6,756	$ 28,719	$ 246	$ 10,826	$ 3,158
Net proceeds from redemption fees	—	—	—	—	—	—
Reinvested distributions	806	328	754	1,614	175	128
Cost of shares reacquired	(15,373)	(2,022)	(22,351)	(3,434)	(737)	(1,473)
Net increase/(decrease) in net assets	$ 147,705	$ 5,062	$ 7,122	$ (1,574)	$ 10,264	$ 1,813
Institutional Class
Net proceeds from sale of shares	$ 220,960	$ 288,671	$ 8,053	$ 36,943	$ 10,497	$ 31,811
Net proceeds from redemption fees	—	—	—	1	—	—
Reinvested distributions	30,207	56,920	3,911	5,898	1,705	2,015
Cost of shares reacquired	(403,651)	(420,202)	(18,015)	(25,631)	(11,016)	(12,236)
Net increase/(decrease) in net assets	$(152,484)	$ (74,611)	$ (6,051)	$ 17,211	$ 1,186	$ 21,590
Administrative Class
Net proceeds from sale of shares	$ 930	$ 6,129	$ —	$ —	N/A	N/A
Net proceeds from redemption fees	—	—	—	—	N/A	N/A
Reinvested distributions	279	878	2	3	N/A	N/A
Cost of shares reacquired	(3,083)	(20,695)	—	—	N/A	N/A
Net increase/(decrease) in net assets	$ (1,874)	$ (13,688)	$ 2	$ 3	N/A	N/A
Investor Class
Net proceeds from sale of shares	N/A	N/A	$ 82	$ 1,212	N/A	N/A
Net proceeds from redemption fees	N/A	N/A	—	—	N/A	N/A
Reinvested distributions	N/A	N/A	67	111	N/A	N/A
Cost of shares reacquired	N/A	N/A	(364)	(1,191)	N/A	N/A
Net increase/(decrease) in net assets	N/A	N/A	$ (215)	$ 132	N/A	N/A
The accompanying notes are an integral part of the Financial Statements.

Harbor High-Yield Bond Fund		Harbor High-Yield Opportunities Fund		Harbor Money Market Fund
November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019
(Unaudited)		(Unaudited)		(Unaudited)

$ 9,322	$ 15,713	$ 56	$ 80	N/A	N/A
1	5	—	—	N/A	N/A
1,755	8,598	4	13	N/A	N/A
(28,613)	(254,561)	(120)	(90)	N/A	N/A
$(17,535)	$(230,245)	$ (60)	$ 3	N/A	N/A

$ 41,197	$ 80,070	$ 5,610	$ 5,062	$ 183,501	$ 375,658
6	12	1	—	—	—
10,147	22,836	2,030	4,010	779	2,986
(91,723)	(181,784)	(3,400)	(5,756)	(205,135)	(390,438)
$(40,373)	$ (78,866)	$ 4,241	$ 3,316	$ (20,855)	$ (11,794)

$ 61	$ 79	$ 100	$ —	$ 2,402	$ 21,058
—	—	—	—	—	—
17	42	4	3	16	99
(74)	(822)	—	—	(1,972)	(20,108)
$ 4	$ (701)	$ 104	$ 3	$ 446	$ 1,049

$ 5,586	$ 6,096	$ 7	$ 2	N/A	N/A
—	1	—	—	N/A	N/A
452	1,133	2	3	N/A	N/A
(9,450)	(19,976)	(1)	—	N/A	N/A
$ (3,412)	$ (12,746)	$ 8	$ 5	N/A	N/A

Harbor Fixed Income Funds
Statements of Changes in Net Assets—Capital Stock Activity—Continued

(All amounts in thousands)
	Harbor Bond Fund		Harbor Convertible Securities Fund		Harbor Core Bond Fund
	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019
	(Unaudited)		(Unaudited)		(Unaudited)
SHARES
Retirement Class
Shares sold	13,588	603	2,611	24	1,025	316
Shares issued due to reinvestment of distributions	68	29	71	166	17	12
Shares reacquired	(1,292)	(180)	(2,041)	(334)	(70)	(141)
Net increase/(decrease) in shares outstanding	12,364	452	641	(144)	972	187
Institutional Class
Shares sold	18,582	25,078	783	3,514	986	3,140
Shares issued due to reinvestment of distributions	2,574	4,986	365	606	163	196
Shares reacquired	(33,944)	(36,786)	(1,729)	(2,496)	(1,034)	(1,176)
Net increase/(decrease) in shares outstanding	(12,788)	(6,722)	(581)	1,624	115	2,160
Administrative Class
Shares sold	79	537	—	—	N/A	N/A
Shares issued due to reinvestment of distributions	23	77	—	—	N/A	N/A
Shares reacquired	(262)	(1,779)	—	—	N/A	N/A
Net increase/(decrease) in shares outstanding	(160)	(1,165)	—	—	N/A	N/A
Investor Class
Shares sold	N/A	N/A	8	114	N/A	N/A
Shares issued due to reinvestment of distributions	N/A	N/A	7	12	N/A	N/A
Shares reacquired	N/A	N/A	(35)	(113)	N/A	N/A
Net increase/(decrease) in shares outstanding	N/A	N/A	(20)	13	N/A	N/A
The accompanying notes are an integral part of the Financial Statements.

Harbor High-Yield Bond Fund		Harbor High-Yield Opportunities Fund		Harbor Money Market Fund
November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019
(Unaudited)		(Unaudited)		(Unaudited)

985	1,616	6	8	N/A	N/A
189	898	—	2	N/A	N/A
(3,064)	(26,404)	(12)	(10)	N/A	N/A
(1,890)	(23,890)	(6)	—	N/A	N/A

4,402	8,195	630	524	183,501	375,658
1,097	2,362	223	422	779	2,986
(9,681)	(18,795)	(377)	(598)	(205,135)	(390,438)
(4,182)	(8,238)	476	348	(20,855)	(11,794)

7	8	10	—	2,402	21,058
2	4	1	—	16	99
(8)	(84)	—	—	(1,972)	(20,108)
1	(72)	11	—	446	1,049

578	623	1	—	N/A	N/A
48	117	—	—	N/A	N/A
(1,049)	(2,073)	—	—	N/A	N/A
(423)	(1,333)	1	—	N/A	N/A

Harbor Fixed Income Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR BOND FUND
	Retirement Class
	6-Month Period Ended April 30, 2020	Year Ended October 31,
		2019	2018 [g]
	(Unaudited)
Net asset value beginning of period	$ 11.90	$ 11.09	$11.28
Income from Investment Operations
Net investment income/(loss)[a,e]	0.17	0.38	0.16
Net realized and unrealized gains/(losses) on investments	0.25	0.80	(0.16)
Total from investment operations	0.42	1.18	— *
Less Distributions
Dividends from net investment income	(0.20)	(0.37)	(0.19)
Distributions from net realized capital gains	—	—	—
Total distributions	(0.20)	(0.37)	(0.19)
Net asset value end of period	12.12	11.90	11.09
Net assets end of period (000s)	$162,837	$12,802	$6,921
Ratios and Supplemental Data (%)
Total return[b]	3.57% [c]	10.84%	0.01% [c]
Ratio of total expenses to average net assets^	0.65 [d]	1.06	1.16 [d]
Ratio of net expenses to average net assets[a]	0.55 [d]	0.96	1.06 [d]
Ratio of net expenses excluding interest expense to average net assets[a]	0.43 [d]	0.43	0.43 [d]
Ratio of net investment income to average net assets[a]	2.94 [d]	3.30	3.44 [d]
Portfolio turnover	317 [c]	644	674 [c]

	Administrative Class
	6-Month Period Ended April 30, 2020	Year Ended October 31,
		2019	2018	2017	2016	2015
	(Unaudited)
Net asset value beginning of period	$ 11.92	$ 11.11	$ 11.69	$ 11.89	$ 11.93	$ 12.28
Income from Investment Operations
Net investment income/(loss)[a,e]	0.15	0.35	0.31	0.34	0.34	0.30
Net realized and unrealized gains/(losses) on investments	0.23	0.79	(0.53)	(0.05)	0.16	(0.16)
Total from investment operations	0.38	1.14	(0.22)	0.29	0.50	0.14
Less Distributions
Dividends from net investment income	(0.18)	(0.33)	(0.36)	(0.32)	(0.45)	(0.38)
Distributions from net realized capital gains	—	—	—	(0.17)	(0.09)	(0.11)
Total distributions	(0.18)	(0.33)	(0.36)	(0.49)	(0.54)	(0.49)
Net asset value end of period	12.12	11.92	11.11	11.69	11.89	11.93
Net assets end of period (000s)	$17,892	$19,498	$31,111	$30,376	$37,887	$57,874
Ratios and Supplemental Data (%)
Total return[b]	3.22% [c]	10.44%	(1.88)%	2.56%	4.42%	1.13%
Ratio of total expenses to average net assets^	1.07 [d]	1.39	1.16	0.88	0.85	0.83
Ratio of net expenses to average net assets[a]	0.97 [d]	1.29	1.06	0.79	0.78	0.77
Ratio of net expenses excluding interest expense to average net assets[a]	0.76 [d]	0.76	0.76	0.76	0.76	0.77
Ratio of net investment income to average net assets[a]	2.61 [d]	3.01	2.69	2.90	2.89	2.47
Portfolio turnover	317 [c]	644	674	654	592	586
See page 82 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Institutional Class
6-Month Period Ended April 30, 2020	Year Ended October 31,
	2019	2018	2017	2016	2015
(Unaudited)
$ 11.91	$ 11.10	$ 11.68	$ 11.88	$ 11.92	$ 12.28

0.16	0.37	0.33	0.36	0.37	0.34
0.23	0.80	(0.52)	(0.04)	0.16	(0.18)
0.39	1.17	(0.19)	0.32	0.53	0.16

(0.19)	(0.36)	(0.39)	(0.35)	(0.48)	(0.41)
—	—	—	(0.17)	(0.09)	(0.11)
(0.19)	(0.36)	(0.39)	(0.52)	(0.57)	(0.52)
12.11	11.91	11.10	11.68	11.88	11.92
$1,836,302	$1,958,600	$1,899,680	$2,159,390	$2,438,815	$2,874,705

3.36% [c]	10.74%	(1.63)%	2.82%	4.70%	1.32%
0.82 [d]	1.14	0.90	0.63	0.60	0.58
0.72 [d]	1.04	0.80	0.54	0.53	0.52
0.51 [d]	0.51	0.51	0.51	0.51	0.52
2.86 [d]	3.23	2.93	3.15	3.16	2.80
317 [c]	644	674	654	592	586

Harbor Fixed Income Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR CONVERTIBLE SECURITIES FUND
	Retirement Class
	6-Month Period Ended April 30, 2020	Year Ended October 31,
		2019	2018	2017	2016 [f]
	(Unaudited)
Net asset value beginning of period	$ 10.82	$ 10.47	$ 11.27	$ 10.53	$ 9.78
Income from Investment Operations
Net investment income/(loss)[a,e]	0.04	0.10	0.10	0.14	0.08
Net realized and unrealized gains/(losses) on investments	(0.10)	0.92	0.19	0.78	0.75
Total from investment operations	(0.06)	1.02	0.29	0.92	0.83
Less Distributions
Dividends from net investment income	(0.05)	(0.18)	(0.09)	(0.18)	(0.08)
Distributions from net realized capital gains	(0.33)	(0.49)	(1.00)	—	—
Total distributions	(0.38)	(0.67)	(1.09)	(0.18)	(0.08)
Proceeds from redemption fees	— *	— *	— *	— *	—
Net asset value end of period	10.38	10.82	10.47	11.27	10.53
Net assets end of period (000s)	$30,359	$24,697	$25,412	$24,585	$2,215
Ratios and Supplemental Data (%)
Total return[b]	(0.59)% [c]	10.48%	2.80%	8.81%	8.51% [c]
Ratio of total expenses to average net assets^	0.76 [d]	0.74	0.74	0.72	0.73 [d]
Ratio of net expenses to average net assets[a]	0.71 [d]	0.69	0.69	0.67	0.71 [d]
Ratio of net investment income to average net assets[a]	0.72 [d]	0.98	0.95	1.24	1.13 [d]
Portfolio turnover	61 [c]	74	94	102	102 [c]

	Administrative Class
	6-Month Period Ended April 30, 2020	Year Ended October 31,
		2019	2018	2017	2016	2015
	(Unaudited)
Net asset value beginning of period	$10.80	$10.44	$11.26	$10.53	$10.62	$11.19
Income from Investment Operations
Net investment income/(loss)[a,e]	0.02	0.07	0.07	0.10	0.09	0.12
Net realized and unrealized gains/(losses) on investments	(0.09)	0.91	0.17	0.77	0.20	(0.08)
Total from investment operations	(0.07)	0.98	0.24	0.87	0.29	0.04
Less Distributions
Dividends from net investment income	(0.04)	(0.13)	(0.06)	(0.14)	(0.19)	(0.19)
Distributions from net realized capital gains	(0.33)	(0.49)	(1.00)	—	(0.19)	(0.42)
Total distributions	(0.37)	(0.62)	(1.06)	(0.14)	(0.38)	(0.61)
Proceeds from redemption fees	— *	— *	— *	— *	— *	— *
Net asset value end of period	10.36	10.80	10.44	11.26	10.53	10.62
Net assets end of period (000s)	$ 59	$ 59	$ 53	$ 395	$ 392	$ 376
Ratios and Supplemental Data (%)
Total return[b]	(0.76)% [c]	10.11%	2.27%	8.37%	2.96%	0.47%
Ratio of total expenses to average net assets^	1.09 [d]	1.07	1.07	1.04	1.02	1.00
Ratio of net expenses to average net assets[a]	1.04 [d]	1.02	1.01	1.00	1.01	1.00
Ratio of net investment income to average net assets[a]	0.41 [d]	0.64	0.63	0.93	0.90	1.11
Portfolio turnover	61 [c]	74	94	102	102	81
See page 82 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Institutional Class
6-Month Period Ended April 30, 2020	Year Ended October 31,
	2019	2018	2017	2016	2015
(Unaudited)
$ 10.83	$ 10.48	$ 11.27	$ 10.53	$ 10.63	$ 11.20

0.04	0.09	0.09	0.13	0.12	0.15
(0.11)	0.92	0.20	0.78	0.19	(0.08)
(0.07)	1.01	0.29	0.91	0.31	0.07

(0.05)	(0.17)	(0.08)	(0.17)	(0.22)	(0.22)
(0.33)	(0.49)	(1.00)	—	(0.19)	(0.42)
(0.38)	(0.66)	(1.08)	(0.17)	(0.41)	(0.64)
— *	— *	— *	— *	— *	— *
10.38	10.83	10.48	11.27	10.53	10.63
$103,407	$114,130	$93,424	$87,391	$421,671	$373,421

(0.72)% [c]	10.39%	2.82%	8.74%	3.12%	0.72%
0.84 [d]	0.82	0.82	0.79	0.77	0.75
0.79 [d]	0.77	0.76	0.76	0.76	0.75
0.66 [d]	0.89	0.88	1.18	1.15	1.37
61 [c]	74	94	102	102	81

Investor Class
6-Month Period Ended April 30, 2020	Year Ended October 31,
	2019	2018	2017	2016	2015
(Unaudited)
$ 10.80	$ 10.45	$ 11.25	$ 10.52	$ 10.61	$ 11.18

0.02	0.05	0.05	0.09	0.08	0.11
(0.10)	0.92	0.19	0.77	0.20	(0.08)
(0.08)	0.97	0.24	0.86	0.28	0.03

(0.03)	(0.13)	(0.04)	(0.13)	(0.18)	(0.18)
(0.33)	(0.49)	(1.00)	—	(0.19)	(0.42)
(0.36)	(0.62)	(1.04)	(0.13)	(0.37)	(0.60)
— *	— *	— *	— *	— *	— *
10.36	10.80	10.45	11.25	10.52	10.61
$ 1,767	$ 2,066	$ 1,861	$ 2,015	$ 2,039	$ 1,861

(0.84)% [c]	9.99%	2.35%	8.26%	2.85%	0.35%
1.21 [d]	1.19	1.19	1.16	1.14	1.12
1.16 [d]	1.14	1.13	1.12	1.13	1.12
0.29 [d]	0.52	0.51	0.81	0.77	1.00
61 [c]	74	94	102	102	81

Harbor Fixed Income Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR CORE BOND FUND
	Retirement Class
	6-Month Period Ended April 30, 2020	Year Ended October 31,
		2019	2018 [g]
	(Unaudited)
Net asset value beginning of period	$ 10.64	$ 9.84	$10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.14	0.31	0.12
Net realized and unrealized gains/(losses) on investments	0.33	0.79	(0.19)
Total from investment operations	0.47	1.10	(0.07)
Less Distributions
Dividends from net investment income	(0.16)	(0.30)	(0.09)
Distributions from net realized capital gains	(0.07)	—	—
Total distributions	(0.23)	(0.30)	(0.09)
Net asset value end of period	10.88	10.64	9.84
Net assets end of period (000s)	$15,995	$5,298	$3,061
Ratios and Supplemental Data (%)
Total return[b]	4.50% [c]	11.34%	(0.73)% [c]
Ratio of total expenses to average net assets^	0.44 [d]	0.45	0.77 [d]
Ratio of net expenses to average net assets[a]	0.37 [d]	0.37	0.37 [d]
Ratio of net investment income to average net assets[a]	2.64 [d]	2.98	2.98 [d]
Portfolio turnover	44 [c]	61	97 [c]
See page 82 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Institutional Class
6-Month Period Ended April 30, 2020	Year Ended October 31,
	2019	2018 [g]
(Unaudited)
$ 10.64	$ 9.84	$ 10.00

0.14	0.30	0.12
0.32	0.79	(0.19)
0.46	1.09	(0.07)

(0.15)	(0.29)	(0.09)
(0.07)	—	—
(0.22)	(0.29)	(0.09)
10.88	10.64	9.84
$82,523	$79,458	$52,249

4.46% [c]	11.26%	(0.75)% [c]
0.52 [d]	0.53	0.85 [d]
0.45 [d]	0.45	0.45 [d]
2.59 [d]	2.89	2.86 [d]
44 [c]	61	97 [c]

Harbor Fixed Income Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR HIGH-YIELD BOND FUND
	Retirement Class
	6-Month Period Ended April 30, 2020	Year Ended October 31,
		2019	2018	2017	2016 [f]
	(Unaudited)
Net asset value beginning of period	$ 9.88	$ 9.69	$ 10.22	$ 10.00	$ 9.40
Income from Investment Operations
Net investment income/(loss)[a,e]	0.23	0.54	0.54	0.55	0.36
Net realized and unrealized gains/(losses) on investments	(0.85)	0.22	(0.49)	0.25	0.61
Total from investment operations	(0.62)	0.76	0.05	0.80	0.97
Less Distributions
Dividends from net investment income	(0.28)	(0.57)	(0.58)	(0.58)	(0.37)
Distributions from net realized capital gains	—	—	—	—	—
Total distributions	(0.28)	(0.57)	(0.58)	(0.58)	(0.37)
Proceeds from redemption fees	— *	— *	— *	— *	— *
Net asset value end of period	8.98	9.88	9.69	10.22	10.00
Net assets end of period (000s)	$49,998	$73,676	$303,627	$41,975	$1,828
Ratios and Supplemental Data (%)
Total return[b]	(6.30)% [c]	8.13%	0.54%	8.23%	10.49% [c]
Ratio of total expenses to average net assets^	0.66 [d]	0.65	0.61	0.65	0.66 [d]
Ratio of net expenses to average net assets[a]	0.57 [d]	0.56	0.53	0.61	0.61 [d]
Ratio of net investment income to average net assets[a]	5.23 [d]	5.53	5.50	5.44	5.38 [d]
Portfolio turnover	49 [c]	80	53	56	58 [c]

	Administrative Class
	6-Month Period Ended April 30, 2020	Year Ended October 31,
		2019	2018	2017	2016	2015
	(Unaudited)
Net asset value beginning of period	$ 9.92	$ 9.71	$10.25	$10.01	$10.02	$10.87
Income from Investment Operations
Net investment income/(loss)[a,e]	0.21	0.50	0.52	0.53	0.51	0.55
Net realized and unrealized gains/(losses) on investments	(0.84)	0.25	(0.51)	0.25	(0.02)	(0.67)
Total from investment operations	(0.63)	0.75	0.01	0.78	0.49	(0.12)
Less Distributions
Dividends from net investment income	(0.27)	(0.54)	(0.55)	(0.54)	(0.50)	(0.51)
Distributions from net realized capital gains	—	—	—	—	—	(0.22)
Total distributions	(0.27)	(0.54)	(0.55)	(0.54)	(0.50)	(0.73)
Proceeds from redemption fees	— *	— *	— *	— *	— *	— *
Net asset value end of period	9.02	9.92	9.71	10.25	10.01	10.02
Net assets end of period (000s)	$ 632	$ 686	$1,374	$1,753	$4,631	$4,314
Ratios and Supplemental Data (%)
Total return[b]	(6.44)% [c]	7.91%	0.10%	7.98%	5.18%	(1.03)%
Ratio of total expenses to average net assets^	0.99 [d]	0.98	0.94	0.97	0.95	0.94
Ratio of net expenses to average net assets[a]	0.90 [d]	0.89	0.86	0.92	0.91	0.90
Ratio of net investment income to average net assets[a]	4.92 [d]	5.13	5.18	5.20	5.20	5.26
Portfolio turnover	49 [c]	80	53	56	58	49
See page 82 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Institutional Class
6-Month Period Ended April 30, 2020	Year Ended October 31,
	2019	2018	2017	2016	2015
(Unaudited)
$ 9.88	$ 9.68	$ 10.21	$ 9.99	$ 10.00	$ 10.85

0.23	0.52	0.54	0.55	0.53	0.57
(0.85)	0.25	(0.51)	0.24	(0.02)	(0.66)
(0.62)	0.77	0.03	0.79	0.51	(0.09)

(0.28)	(0.57)	(0.57)	(0.57)	(0.52)	(0.54)
—	—	—	—	—	(0.22)
(0.28)	(0.57)	(0.57)	(0.57)	(0.52)	(0.76)
— *	— *	0.01	— *	— *	— *
8.98	9.88	9.68	10.21	9.99	10.00
$324,623	$398,320	$470,204	$1,387,213	$1,817,902	$1,460,808

(6.34)% [c]	8.16%	0.45%	8.16%	5.46%	(0.79)%
0.74 [d]	0.73	0.69	0.72	0.70	0.69
0.65 [d]	0.64	0.62	0.67	0.66	0.65
5.16 [d]	5.35	5.40	5.43	5.43	5.51
49 [c]	80	53	56	58	49

Investor Class
6-Month Period Ended April 30, 2020	Year Ended October 31,
	2019	2018	2017	2016	2015
(Unaudited)
$ 9.91	$ 9.71	$ 10.24	$ 10.01	$ 10.02	$ 10.87

0.21	0.49	0.50	0.52	0.49	0.53
(0.85)	0.24	(0.49)	0.24	(0.02)	(0.66)
(0.64)	0.73	0.01	0.76	0.47	(0.13)

(0.26)	(0.53)	(0.54)	(0.53)	(0.48)	(0.50)
—	—	—	—	—	(0.22)
(0.26)	(0.53)	(0.54)	(0.53)	(0.48)	(0.72)
— *	— *	— *	— *	— *	— *
9.01	9.91	9.71	10.24	10.01	10.02
$ 13,471	$ 18,993	$ 31,549	$ 42,753	$ 87,155	$ 96,957

(6.53)% [c]	7.72%	0.08%	7.79%	5.02%	(1.15)%
1.11 [d]	1.10	1.06	1.09	1.07	1.06
1.02 [d]	1.01	0.98	1.04	1.03	1.02
4.78 [d]	5.00	5.05	5.08	5.09	5.14
49 [c]	80	53	56	58	49

Harbor Fixed Income Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR HIGH-YIELD OPPORTUNITIES FUND
	Retirement Class
	6-Month Period Ended April 30, 2020	Year Ended October 31,
		2019	2018 [h]
	(Unaudited)
Net asset value beginning of period	$ 9.78	$ 9.53	$10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.24	0.52	0.52
Net realized and unrealized gains/(losses) on investments	(0.98)	0.26	(0.57)
Total from investment operations	(0.74)	0.78	(0.05)
Less Distributions
Dividends from net investment income	(0.26)	(0.53)	(0.42)
Distributions from net realized capital gains	—	—	—
Total distributions	(0.26)	(0.53)	(0.42)
Proceeds from redemption fees	— *	—	— *
Net asset value end of period	8.78	9.78	9.53
Net assets end of period (000s)	$ 179	$ 259	$ 250
Ratios and Supplemental Data (%)
Total return[b]	(7.66)% [c]	8.46%	(0.53)% [c]
Ratio of total expenses to average net assets^	0.75 [d]	0.74	0.92 [d]
Ratio of net expenses to average net assets[a]	0.65 [d]	0.65	0.65 [d]
Ratio of net investment income to average net assets[a]	5.22 [d]	5.42	5.29 [d]
Portfolio turnover	39 [c]	87	56 [c]

	Administrative Class
	6-Month Period Ended April 30, 2020	Year Ended October 31,
		2019	2018 [h]
	(Unaudited)
Net asset value beginning of period	$ 9.77	$ 9.53	$10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.22	0.49	0.47
Net realized and unrealized gains/(losses) on investments	(0.96)	0.25	(0.55)
Total from investment operations	(0.74)	0.74	(0.08)
Less Distributions
Dividends from net investment income	(0.25)	(0.50)	(0.39)
Distributions from net realized capital gains	—	—	—
Total distributions	(0.25)	(0.50)	(0.39)
Proceeds from redemption fees	— *	—	— *
Net asset value end of period	8.78	9.77	9.53
Net assets end of period (000s)	$ 142	$ 54	$ 50
Ratios and Supplemental Data (%)
Total return[b]	(7.68)% [c]	8.00%	(0.82)% [c]
Ratio of total expenses to average net assets^	1.08 [d]	1.07	1.25 [d]
Ratio of net expenses to average net assets[a]	0.98 [d]	0.98	0.98 [d]
Ratio of net investment income to average net assets[a]	4.90 [d]	5.08	4.84 [d]
Portfolio turnover	39 [c]	87	56 [c]
See page 82 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Institutional Class
6-Month Period Ended April 30, 2020	Year Ended October 31,
	2019	2018 [h]
(Unaudited)
$ 9.77	$ 9.53	$ 10.00

0.23	0.51	0.50
(0.97)	0.25	(0.56)
(0.74)	0.76	(0.06)

(0.25)	(0.52)	(0.41)
—	—	—
(0.25)	(0.52)	(0.41)
— *	—	— *
8.78	9.77	9.53
$72,984	$76,566	$71,361

(7.61)% [c]	8.27%	(0.59)% [c]
0.83 [d]	0.82	1.00 [d]
0.73 [d]	0.73	0.73 [d]
5.13 [d]	5.33	5.12 [d]
39 [c]	87	56 [c]

Investor Class
6-Month Period Ended April 30, 2020	Year Ended October 31,
	2019	2018 [h]
(Unaudited)
$ 9.77	$ 9.53	$ 10.00

0.22	0.47	0.46
(0.97)	0.26	(0.55)
(0.75)	0.73	(0.09)

(0.24)	(0.49)	(0.38)
—	—	—
(0.24)	(0.49)	(0.38)
— *	—	— *
8.78	9.77	9.53
$ 62	$ 60	$ 53

(7.79)% [c]	7.88%	(0.92)% [c]
1.20 [d]	1.19	1.37 [d]
1.10 [d]	1.10	1.10 [d]
4.77 [d]	4.95	4.73 [d]
39 [c]	87	56 [c]

Harbor Fixed Income Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR MONEY MARKET FUND
	Institutional Class
	6-Month Period Ended April 30, 2020	Year Ended October 31,
		2019	2018	2017	2016	2015
	(Unaudited)
Net asset value beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.01	0.02	0.01	0.01	— *	— *
Net realized and unrealized gains/(losses) on investments	—	—	—	—	—	—
Total from investment operations	0.01	0.02	0.01	0.01	— *	— *
Less Distributions
Dividends from net investment income	(0.01)	(0.02)	(0.01)	(0.01)	— *	— *
Distributions from net realized capital gains	—	—	—	—	—	—
Total distributions	(0.01)	(0.02)	(0.01)	(0.01)	— *	— *
Net asset value end of period	1.00	1.00	1.00	1.00	1.00	1.00
Net assets end of period (000s)	$97,177	$118,032	$129,826	$169,637	$136,986	$176,781
Ratios and Supplemental Data (%)
Total return[b]	0.60% [c]	2.02%	1.44%	0.73%	0.30%	0.08%
Ratio of total expenses to average net assets^	0.38 [d]	0.35	0.35	0.35	0.36	0.32
Ratio of net expenses to average net assets[a]	0.28 [d]	0.28	0.20	—	—	—
Ratio of net investment income to average net assets[a]	1.23 [d]	2.01	1.42	0.72	0.27	0.08

*	Less than $0.01
^	Percentage does not reflect reduction for credit balance arrangements (see the “Custodian” section in Note 2 of the accompanying Notes to Financial Statements)
a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses
b	The total returns would have been lower had certain expenses not been waived during the periods shown.
c	Unannualized
d	Annualized
e	Amounts are based on daily average shares outstanding during the period.
f	For the period March 1, 2016 (inception) through October 31, 2016
g	For the period June 1, 2018 (inception) through October 31, 2018
h	The Fund inception was November 1, 2018.
The accompanying notes are an integral part of the Financial Statements.

Administrative Class
6-Month Period Ended April 30, 2020	Year Ended October 31,
	2019	2018	2017	2016	2015
(Unaudited)
$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

— *	0.02	0.01	0.01	— *	— *
—	—	—	—	—	—
— *	0.02	0.01	0.01	— *	— *

— *	(0.02)	(0.01)	(0.01)	— *	— *
—	—	—	—	—	—
— *	(0.02)	(0.01)	(0.01)	— *	— *
1.00	1.00	1.00	1.00	1.00	1.00
$3,581	$3,135	$2,086	$1,545	$2,267	$1,727

0.48% [c]	1.76%	1.36%	0.73%	0.30%	0.08%
0.63 [d]	0.60	0.60	0.60	0.61	0.57
0.53 [d]	0.53	0.29	—	—	—
0.95 [d]	1.79	1.36	0.70	0.28	0.07

Harbor Fixed Income Funds
Notes to Financial Statements—April 30, 2020 (Unaudited)

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. As of April 30, 2020, the Trust consists of 38 separate portfolios. The portfolios covered by this report are: Harbor Bond Fund, Harbor Convertible Securities Fund, Harbor Core Bond Fund,  Harbor High-Yield Bond Fund, Harbor High-Yield Opportunities Fund, and Harbor Money Market Fund (individually or collectively referred to as a “Fund” or the “Funds," respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.
The Funds currently offer up to four classes of shares, designated as Retirement Class, Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the Funds and have equal rights with respect to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission (“SEC”) and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
The Trust’s valuation procedures permit the Funds to use a variety of valuation methodologies, consider a number of subjective factors, analyze applicable facts and circumstances and, in general, exercise judgment, when valuing Fund investments. The methodology used for a specific type of investment may vary based on the circumstances and relevant considerations, including available market data.
Equity securities (including common stock, preferred stock, and convertible preferred stock), exchange-traded funds and financial derivative instruments (such as futures contracts, options contracts, including rights and warrants and centrally cleared swap agreements) that are traded or cleared on a national securities exchange or system (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded or cleared as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section.
Debt securities (including corporate bonds, municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, mortgage-backed and asset-backed securities, foreign government obligations, bank loans, and convertible securities other than short-term securities with a remaining maturity of less than 60 days at the time of acquisition), are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. An evaluated price represents an assessment by the pricing vendor using various market inputs of what the pricing vendor believes is the fair value of a security at a particular point in time. The pricing vendor determines evaluated prices for debt securities that would be transacted at institutional-size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing vendor believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk

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inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. In the case of mortgage-backed and asset-backed securities, the inputs used by the pricing vendor may also include information about cash flows, prepayment rates, default rates, delinquency and loss assumption, collateral characteristics, credit enhancements and other specific information about the particular offering. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing vendor’s evaluation process, which means that the evaluated price supplied by the pricing vendor will frequently differ from that transaction price. Securities held by Harbor Money Market Fund are valued at amortized cost, which the Adviser has determined, pursuant to the Board of Trustees’ authorization, approximates fair value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and the maturity value of the issue over the period to effective maturity.  Securities that use similar valuation techniques and inputs as described above are normally categorized as Level 2 in the fair value hierarchy.
Short-term securities with a remaining maturity of less than 60 days at the time of acquisition that are held by a Fund are valued at amortized cost to the extent amortized cost represents fair value. Such securities are normally categorized as Level 2 in the fair value hierarchy.
Over-the-counter financial derivative instruments, such as forward currency contracts, options contracts, and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing vendor, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing vendor or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.
A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing vendor to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy.

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Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2, and Level 3. The inputs or methodologies used for valuing securities are not necessarily indicative of the risk associated with investing in those securities. The assignment of an investment to Levels 1, 2, or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include each Fund’s own assumptions.
The categorization of investments into Levels 1, 2, or 3, and a summary of significant unobservable inputs used for Level 3 investments, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule. For fair valuations using significant unobservable inputs, if any, a reconciliation of the beginning to ending balances for reported fair values is provided at the end of each Fund’s Portfolio of Investments schedule that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period.
Each Fund used observable inputs in its valuation methodologies whenever they were available and deemed reliable.
Investment Income
Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities (except for premiums on certain callable debt securities that amortized to the earliest call date) using the effective yield method. Paydown gains and losses on mortgage-backed and asset-backed securities are recognized as a component of interest income. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income. Consent fees relating to corporate actions from investments held are recorded as income upon receipt.
Expenses
Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
Class Allocations
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the expense rate(s) applicable to each class.
Securities Transactions
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.

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Taxes
Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
Each Fund may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2016–2018), including all positions expected to be taken upon filing the 2019 tax return, in all material jurisdictions where each Fund operates, and has concluded that no provision for income tax is required in the Funds’ financial statements. Each Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
Custodian
Each Fund has credit balance arrangements with its custodian whereby positive balances in demand deposit accounts used by the transfer and shareholder servicing agent for clearing shareholder transactions in the Fund generate credits that are applied against gross custody expenses. Such custodial expense reductions, if any, are reflected on the  respective Fund’s accompanying Statement of Operations.
Foreign Currency Contracts
A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. A forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date.
Foreign currency contracts are marked-to-market daily and any change in fair value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.
During the period, Harbor Bond Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars and forward currency contracts to manage its exposure to changes in exchange rates or as a hedge against foreign exchange risk related to specific transactions or portfolio positions. The Fund entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with forward currency contracts.
Foreign Currency Translations
Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, when applicable, are translated into U.S. dollars based on the current exchange rates at period end.

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Reported net realized gains and losses on foreign currency transactions, when applicable, represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities, when applicable, are included in the net realized and unrealized gain or loss on investments in the Statements of Operations.
Proceeds from Litigation
Each Fund may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/(loss) if the security has been disposed of by a Fund, or in unrealized gain/(loss) if the security is still held by a Fund.
New Accounting Pronouncements
In March 2017, the FASB issued ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities, which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. This ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The amendments in this ASU should be applied on a modified retrospective basis through a cumulative-effect adjustment directly to retained earnings as of the beginning of the period of adoption. As of November 1, 2019, the Funds have adopted ASU 2017-08, which did not have a material impact on the financial statements, and had no effect on the net increase (decrease) in net assets resulting from operations, net asset value or the net assets of the Funds.
Forward Commitments and When-Issued Securities
Each Fund may enter into a when-issued or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchase and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.
A Fund will purchase securities on a when-issued basis, or purchase or sell securities on a forward commitment basis, only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to a Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions. The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s net asset value starting on the date of the agreement to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the fair value of the underlying securities are not reflected in a Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued and forward commitment transactions generally takes place within two months after the date of the transaction, but a Fund may agree to a longer settlement period.
Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. However, when a Fund purchases securities on a when-issued or forward commitment basis, the Fund will maintain in a segregated account with the Fund’s custodian, or set aside or restrict in the subadviser’s records or systems relating to the Fund, cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, portfolio holdings will be held in a segregated account with the Fund’s custodian, or set aside or restricted on the subadviser’s records or systems relating to the Fund, while the commitment is outstanding.
During the period, Harbor Bond Fund purchased and sold securities on a forward commitment basis, including “TBA” (to be announced) purchase and sale commitments.

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Inflation-Indexed Bonds
Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income even though investors do not receive the principal until maturity.
During the period, Harbor Bond Fund and Harbor Core Bond Fund invested in inflation-indexed bonds.
Loan Participations and Assignments
Loan participations and loan assignments are direct debt instruments, which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. A Fund’s investments in loans may be in the form of participation in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled, only from the agent selling the loan agreement and only upon receipt by the agent of payments from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the Fund purchases assignments from the agent, it acquires direct rights against the borrower on the loan.
During the period, Harbor Bond Fund and Harbor High-Yield Bond Fund invested in loan participations and assignments.
Harbor High-Yield Bond Fund entered into unfunded loan commitments during the period, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. The funded portion of these credit agreements are presented on the Portfolio of Investments. Unfunded loan commitments are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.
Harbor High-Yield Bond Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of an unfunded loan commitment. In certain circumstances, a Fund that has entered into an unfunded loan commitment may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Fees earned are recorded as a component of interest income on the Statement of Operations.
As of April 30, 2020, Harbor High-Yield Bond Fund did not have unfunded loan commitments outstanding.
Mortgage-Related and Other Asset-Backed Securities
Mortgage-backed or asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.
During the period, Harbor Bond Fund and Harbor Core Bond Fund invested in mortgage-related or other asset-backed securities.
U.S. Government Securities
U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely

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payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors are not backed by the full faith and credit of the U.S. government and include the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.
During the period, Harbor Bond Fund, Harbor Core Bond Fund, and Harbor Money Market Fund invested in U.S. government securities.
Repurchase Agreements
In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to a Fund to close out the repurchase agreement. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by a Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), a Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. A Fund seeks to further mitigate its counterparty risk by entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default, including bankruptcy, a Fund may terminate any repurchase agreements with that counterparty, determine the net amount owned, and sell or retain the collateral up to the net amount owed to a Fund. A counterparty’s default may cause a Fund to suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the terms of the master repurchase agreement.
During the period, Harbor Bond Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities.
Reverse Repurchase Agreements
A reverse repurchase agreement involves the delivery of a portfolio security in exchange for cash by a Fund, coupled with an agreement to repurchase the same or substantially the same security at a specified time and price. Until the security is repurchased, a Fund is obligated to pay interest, based upon market rates of the time of issuance, on the value of the repurchase agreement. While a reverse repurchase agreement is outstanding, a Fund continues to receive principal and interest payments on the underlying security. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties is reflected as a liability on the Statements of Assets and Liabilities. Interest payments based upon the reverse repurchase agreement term made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. To cover its obligations under reverse repurchase agreements, a Fund will segregate cash or liquid securities, which are marked-to-market daily, with the Fund’s custodian, or set aside or restrict assets in the subadviser’s records or systems relating to a Fund, in an amount not less than the repurchase price, including accrued interest, of the underlying security. Reverse repurchase agreements involve the risk that the fair value of the securities delivered by a Fund may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the fair value of the securities purchased may decline below the repurchase price of the securities delivered. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to a Fund.
During the six-month period, Harbor Bond Fund entered into reverse repurchase agreements. The average amount of borrowings outstanding for the Fund was $78,288,000 at a weighted average interest rate of 1.578%. Average debt outstanding and average interest rate during the period is calculated based on calendar days. A table that includes the remaining maturity period for outstanding reverse repurchase agreements and the type of investment collateral pledged, if any, can be found subsequent to the Fund’s Portfolio of Investments schedule.

Harbor Fixed Income Funds
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Note 2—Significant Accounting Policies—Continued
Sale-Buybacks
A “sale-buyback” financing transaction consists of a sale of a portfolio security by a Fund to a financial institution (the counterparty) with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement.
The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statement of Assets and Liabilities.  A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop.” A price drop consists of two components: (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold, and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations.  Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. To cover its obligations under sale-buyback transactions, a Fund will segregate cash or liquid securities, which are marked-to-market daily, with the Fund’s custodian, or set aside or restrict assets in the subadviser’s records or systems relating to a Fund, in an amount not less than the repurchase price, including accrued interest, of the underlying security. Sale-buyback transactions involve the risk that the fair value of the securities sold by a Fund may decline below the repurchase price of the securities and, if the proceeds from the sale-buyback transactions are invested in securities, that the fair value of the securities purchased may decline below the repurchase price of the securities sold. In periods of increased demand for a security, a Fund may receive a fee for use of the security by the counterparty, which may result in additional interest income to a Fund.
During the period, Harbor Bond Fund entered into sale-buyback transactions. The average amount of borrowings outstanding for the Fund was $47,524,000 at a weighted average interest rate of 1.866%. Average debt outstanding and average interest rate during the period is calculated based on calendar days. A table that includes the remaining maturity period for outstanding sale-buyback transactions and the type of investment collateral pledged, if any, can be found subsequent to the Fund’s Portfolio of Investments schedule.
Short Sales
Short-selling obligates a Fund to replace a borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, such Fund is required to pay any accrued interest or dividends to the lender and also may be required to pay a premium. A Fund would realize a gain if the security declines in price between the date of the short sale and the date on which such Fund replaces the borrowed security. A Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until a Fund replaces the borrowed security, subject to pre-arranged exposure levels, it will maintain cash or liquid securities sufficient to cover its short position in a segregated account with the Fund’s custodian or set aside or restricted in the subadviser’s records or systems relating to the Fund. Short sales involve the risk of an unlimited increase in the market price of the borrowed security.
During the period, Harbor Bond Fund engaged in short-selling.
Futures Contracts
A futures contract is an agreement between two parties to buy or sell a specified financial instrument at a set price on a future date. Futures contracts tend to increase or decrease a Fund’s exposure to the underlying instrument or can be used to hedge other Fund investments.
Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract referred to as “variation margin.” Such receipts or payments are recorded by a Fund as unrealized gains or losses. When the contract is closed or expires, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may suffer losses if it is unable to close out its position because of an illiquid secondary market. There is no assurance that a Fund will be able to close out its position when the Fund considers it appropriate or desirable to do so. In the event of adverse price movements, a Fund may be required to

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continue making daily cash payments to maintain its required margin. If a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when the Fund would not otherwise elect to do so. In addition, a Fund may be required to deliver or take delivery of instruments. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. There is minimal counterparty risk with futures contracts as they are traded on an exchange and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default.
During the period, Harbor Bond Fund used futures contracts to gain exposure to the fixed income asset class with greater efficiency and lower cost than was possible through direct investment, to add value when these securities were attractively priced, or to adjust the portfolio’s sensitivity to changes in interest rates or currency exchange rates.
Options
An option, including rights and warrants, is a contract that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). Purchased call options tend to increase a Fund’s exposure to the underlying instrument. Purchased put options tend to decrease a Fund’s exposure to the underlying instrument.
When a Fund purchases an option, it pays a premium. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.
When a Fund writes an option, it receives a premium. If a written option expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option.
The risk in writing a call option is that a Fund relinquishes the opportunity to profit if the fair value of the underlying security increases and the option is exercised. In writing a put option, a Fund assumes the risk of incurring a loss if the fair value of the underlying security decreases and the option is exercised. In addition, there is a risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or if the counterparty does not perform under the contract’s terms.
Options on exchange-traded futures contracts are an option contract in which the underlying instrument is a single futures contract. A Fund may write or purchase options on exchange-traded futures contracts in which a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract referred to as “variation margin.” Such receipts or payments are recorded by a Fund as unrealized gains or losses. When the contract is closed or expires, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the period, Harbor Bond Fund purchased and wrote (sold) option contracts to manage its exposure to the bond markets and to fluctuations in interest rates and currency values.
Swap Agreements
A swap is a contract between two parties to exchange future cash flows at specified intervals (payment dates) based upon a notional principal amount during the agreed-upon life of the contract. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation or depreciation.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Upon entering a swap agreement, any payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent a reconciling value to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. If a liquidation payment is received or made at the termination of the swap, it is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations. A Fund will only enter into swap agreements with counterparties that meet the minimum credit quality requirements applicable to a Fund and any other appropriate counterparty criteria as determined by a Fund’s subadviser. The minimum credit quality requirements are similar to those applicable to a Fund’s purchase of securities, such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), a Fund could only enter into one of the below referenced transactions with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk and interest rate risk in excess of the amount recognized in the Statements of Assets and Liabilities. Such risks include the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. A Fund’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life or the value of the contract. This risk is typically mitigated by entering into swap agreements with highly-rated counterparties, the existence of a master netting arrangement between a Fund and the counterparty, and the posting of collateral by the counterparty.
Interest Rate Swaps are agreements between counterparties to exchange cash flows or an exchange of commitments to pay or receive interest with respect to the notional amount of principal. Changes in interest rates can have an effect on the value of bond holdings, the amount of interest income earned and the value of the interest rate swaps held.
During the period, Harbor Bond Fund used interest rate swap agreements to manage its exposure to interest rate changes.
Credit Default Swaps are agreements between counterparties to buy or sell protection on a debt security, a basket of securities, or an index of obligations against a defined credit event. Under the terms of a credit default swap, the buyer of protection receives credit protection in exchange for making periodic payments to the seller of protection based on a given percentage applied to a notional principal amount. In return for these payments, the seller acts as the guarantor of the creditworthiness of a reference entity, obligation or index. An issuer may represent either a single issuer, a “basket” of issuers, or a credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole.
The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no credit event occurs. Credit events may include bankruptcy, failure to pay principal, maturity extension, rating downgrade, or write-down. As a seller, if an underlying credit event occurs, a Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the reference obligation (or underlying securities comprising an index), or pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation (or underlying securities comprising an index). As a buyer, if an underlying credit event occurs, a Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the reference obligation (or underlying securities comprising an index) or receive a net settlement.
During the period, Harbor Bond Fund used credit default swap agreements as a seller to gain credit exposure to an issuer or to simulate investments in long bond positions that were either unavailable or less attractively priced in the bond market; the Fund used credit default swap agreements as a buyer to provide a measure of protection against defaults of an issuer. At April 30, 2020, the maximum exposure to loss of the notional value as the seller of credit default swaps outstanding for Harbor Bond Fund was $32,379,000.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 3—Investment Portfolio Transactions
Investment Portfolio Transactions
Purchases and sales of investments, other than short-term securities, for each Fund for the six-month period ended April 30, 2020 are as follows:
	Purchases (000s)		Sales (000s)
	U.S. Government	Other	U.S. Government	Other
Harbor Bond Fund	$9,157,399	$196,792	$9,506,069	$635,475
Harbor Convertible Securities Fund	—	86,113	—	81,489
Harbor Core Bond Fund	30,575	23,398	36,791	3,291
Harbor High-Yield Bond Fund	—	210,746	—	271,098
Harbor High-Yield Opportunities Fund	—	33,411	—	28,874

Note 4—FEES AND OTHER Transactions with Affiliates
Investment Adviser
Harbor Capital is a wholly-owned subsidiary of ORIX Corporation. Harbor Capital is the Funds’ investment adviser and is also responsible for administrative and other services.
Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for management fees based on an annual percentage rate of average daily net assets as follows:
	Contractual Rate	Actual Rate
Harbor Bond Fund	0.48% [a]	0.45%
Harbor Convertible Securities Fund	0.65 [b]	0.60
Harbor Core Bond Fund	0.34	0.34
Harbor High-Yield Bond Fund	0.60 [c]	0.51
Harbor High-Yield Opportunities Fund	0.60	0.60
Harbor Money Market Fund	0.20 [d]	0.18

a	The Adviser has contractually agreed to reduce the management fee to 0.43% on assets between $1 billion and $3 billion and to 0.405% on assets over $3 billion through February 28, 2021.
b	The Adviser has contractually agreed to reduce the management fee to 0.60% through February 28, 2021.
c	The Adviser has contractually agreed to reduce the management fee to 0.508% through February 28, 2021.
d	The Adviser has contractually agreed to reduce the management fee to 0.18% through February 28, 2021.
Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations. Interest expense, if any, is excluded from contractual limitations. During the period, the following expense limitation agreements were in effect:
	Retirement Class	Institutional Class	Administrative Class	Investor Class	Expense Limitation Agreement Expiration Date
Harbor Bond Fund	0.43%	0.51%	0.76%	N/A	02/28/2021
Harbor Core Bond Fund	0.37	0.45	N/A	N/A	02/28/2021
Harbor High-Yield Opportunities Fund	0.65	0.73	0.98	1.10%	02/28/2021
Harbor Money Market Fund	N/A	0.28	0.53	N/A	02/28/2021
All expense limitation agreements include the transfer agent fee waiver discussed in the Transfer Agent note.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Distributor
Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plan pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (each, a “12b-1 Plan”) as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. Pursuant to each 12b-1 Plan, the Distributor is compensated for financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of each Fund or for recordkeeping services or the servicing of shareholder accounts in a Administrative and Investor Class shares of each Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.
Amounts payable by a Fund under each 12b-1 Plan need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. Each 12b-1 Plan does not obligate each Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under each 12b-1 Plan. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, each Fund will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
The fees attributable to each Fund’s respective class are shown on the accompanying Statements of Operations.
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:
Transfer Agent Fees
Retirement Class	0.02% of the average daily net assets of all Retirement Class shares
Institutional Class	0.10% of the average daily net assets of all Institutional Class shares
Administrative Class	0.10% of the average daily net assets of all Administrative Class shares
Investor Class	0.22% of the average daily net assets of all Investor Class shares
Harbor Services Group has voluntarily waived a portion of its transfer agent fees during the six-month period ended April 30, 2020. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.
Affiliated Transactions
The Investment Company Act permits purchase and sale transactions among affiliated investment companies subject to an exemptive rule. Harbor Funds has adopted policies and procedures pursuant to such rule. During the six-month period, the Funds did not enter into any transactions with any other Harbor fund.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Shareholders
On April 30, 2020, Harbor Capital and its wholly owned subsidiaries collectively held the following shares of beneficial interest in each of the following Funds:
	Number of Shares Owned by Harbor Capital and Subsidiaries					Percentage of Outstanding Shares
	Retirement Class	Institutional Class	Administrative Class	Investor Class	Total
Harbor Bond Fund	77,242	—	—	—	77,242	0.0%
Harbor Convertible Securities Fund	50,020	—	—	—	50,020	0.4
Harbor Core Bond Fund	47,044	4,806,546	—	—	4,853,590	53.6
Harbor High-Yield Bond	105,137	—	—	—	105,137	0.2
Harbor High-Yield Opportunities Fund	2,989	5,383,897	5,632	5,613	5,398,131	65.5
Harbor Money Market	—	9,799,140	26,367	—	9,825,507	9.8
Independent Trustees
The fees and expenses of the Independent Trustees are included in “Trustees’ fees and expenses” on each Fund’s Statement of Operations.
The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Accrued expenses – Trustees’ fees and expenses” and “Other assets”, respectively, in the Statements of Assets and Liabilities. Such amounts fluctuate with changes in the value of the selected Fund(s). The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
Redemption Fee
A 1% redemption fee is charged on shares of Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, and Harbor High-Yield Opportunities Fund that are redeemed within 90 days from their date of purchase. All redemption fees are recorded by the Fund as paid-in capital. For the six-month period ended April 30, 2020 redemption fee proceeds are as follows:
Amount (000s)
Harbor Convertible Securities Fund	$—
Harbor High-Yield Bond Fund	7
Harbor High-Yield Opportunities Fund	1

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

NOTE 5—TAX INFORMATION
The identified cost for federal income tax purposes of investments owned by each Fund and its respective gross unrealized appreciation and depreciation at April 30, 2020 are as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
Harbor Bond Fund*	$2,503,781	$145,977	$(81,103)	$ 64,874
Harbor Convertible Securities Fund	130,680	6,630	(6,737)	(107)
Harbor Core Bond Fund	91,651	6,002	(624)	5,378
Harbor High-Yield Bond Fund*	390,370	5,415	(26,781)	(21,366)
Harbor High-Yield Opportunities Fund*	74,638	1,010	(5,903)	(4,893)
Harbor Money Market Fund	100,426	—	—	—

*	Capital loss carryforwards are available, which may reduce taxable income from future net realized gain on investments.
Note 6—Derivatives
Each Fund’s derivative holdings do not qualify for hedge accounting treatment and as such are recorded at current fair value. For a discussion of risks related to these investments please refer to the descriptions of each type of derivative instrument in Note 2— Significant Accounting Policies.
Each Fund’s derivative instruments outstanding as of the six-month period ended April 30, 2020, if any, as disclosed in the Portfolio of Investments, and the related amounts of realized and changes in net unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations, are indicators of the volume of derivative activity for each Fund.
Derivative Instruments
At April 30, 2020, the fair values of derivatives, by primary risk exposure, were reflected in the Statement of Assets and Liabilities as follows:
HARBOR BOND FUND
Statement of Assets and Liabilities Caption	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Assets
Unrealized appreciation on open forward currency contracts	$ —	$10,564	$ —	$ 10,564
Variation margin on centrally cleared swap agreements[a,b]	10,784	—	389	11,173
Variation margin on options and futures contracts (futures)[a]	7,308	—	—	7,308
Purchased options, at value	22	—	—	22
Liabilities
Unrealized depreciation on open forward currency contracts	$ —	$ (6,061)	$ —	$ (6,061)
Unrealized appreciation on OTC swap agreements[b]	—	—	(71)	(71)
Variation margin on centrally cleared swap agreements[a,b]	(12,691)	—	(318)	(13,009)
Variation margin on options and futures contracts (futures)[a]	(3,528)	—	—	(3,528)
Written options, at value	—	—	(77)	(77)

a	Includes cumulative appreciation/depreciation of contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities
b	Net of premiums received and paid of $1,814

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 6—Derivatives—Continued
Net realized gain/(loss) and the change in net unrealized appreciation/(depreciation) on derivatives, by primary risk exposure, for the six-month period ended April 30, 2020, were:
HARBOR BOND FUND
Net realized gain/(loss) on derivatives	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Forward currency contracts	$ —	$148	$ —	$ 148
Futures contracts	(5,493)	—	—	(5,493)
Purchased options	(167)	—	—	(167)
Written options	939	—	—	939
Swap agreements	(1,825)	—	866	(959)
Net realized gain/(loss) on derivatives	$(6,546)	$148	$866	$(5,532)

Change in Net Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Forward currency contracts	$ —	$11,857	$ —	$11,857
Futures contracts	5,181	—	—	5,181
Purchased options	139	—	—	139
Written options	(967)	—	282	(685)
Swap agreements	1,576	—	(1,303)	273
Change in net unrealized appreciation/(depreciation) on derivatives	$5,929	$11,857	$(1,021)	$16,765
Note 7—OFFSETTING ASSETS AND LIABILITIES
Master Netting Arrangements
As described in further detail below, each Fund may enter into Master Netting Arrangements that govern the terms of certain transactions. Master Netting Arrangements are designed to reduce the counterparty risk associated with relevant transactions by establishing credit protection mechanisms and providing standardization as a means of improving legal certainty. As Master Netting Arrangements are specific to the unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all of the transactions governed under a single agreement with that counterparty. Master Netting Arrangements can also help reduce counterparty risk by specifying collateral posting requirements at pre-arranged exposure levels. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of investments at value (securities) or due from broker. Cash collateral received is not typically held in a segregated account and, as such, is reflected as a liability in the Statements of Assets and Liabilities as due to broker. The fair value of any securities received as collateral is not reflected as a component of net asset value.
For the six-month period ended April 30, 2020, the following Master Netting Arrangements have been entered into by one or more of the Funds:
Master Repurchase Agreements and Global Master Repurchase Agreements, which govern repurchase and reverse repurchase transactions between the Fund and select counterparties. As of April 30, 2020, Harbor Bond Fund had investment exposures subject to the terms of these agreements.
Master Securities Forward Transaction Agreements, which govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. As of April 30, 2020, Harbor Bond Fund had investment exposures subject to the terms of these agreements.
International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes, which govern over-the-counter market traded financial derivative transactions entered into by the Fund and select counterparties. As of April 30, 2020, Harbor Bond Fund had investment exposures subject to the terms of these agreements.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 7—OFFSETTING ASSETS AND LIABILITIES—Continued
The following is a summary by counterparty of the gross value of material Borrowings and Other Financing Transactions and collateral (received)/pledged as of April 30, 2020:
HARBOR BOND FUND
Counterparty	Payable for Reverse Repurchase Agreements (000s)	Payable for Short Sale (000s)	Total Borrowings and Other Financing Transactions (000s)	Collateral (Received)/ Pledged (000s)	Net Exposure (000s)
Global/Master Repurchase Agreement
Barclays Bank PLC	$(1,427)	$ —	$(1,427)	$1,550	$ —
BNP Paribas SA	(1,291)	—	(1,291)	1,503	—
Master Securities Forward Transactions Agreements
Credit Suisse AG	—	(4,785)	—	—	(4,785)
J.P. Morgan Securities LLC	—	(54,960)	—	—	(54,960)
Morgan Stanley & Co. LLC.	—	(102,998)	—	—	(102,998)
Total Borrowings and Other Financing Transactions	$(2,718)	$(162,743)
The following is a summary by counterparty of the value of OTC financial derivative instruments and collateral (received)/pledged as governed by International Swaps and Derivatives Association, Inc. master agreements as of April 30, 2020.
HARBOR BOND FUND
	Financial Derivative Assets				Financial Derivative Liabilities				Net Value of OTC Derivatives (000s)	Collateral (Received)/ Pledged* (000s)	Net Exposure (000s)
Counterparty	Forward Currency Contracts (000s)	Purchased Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)	Forward Currency Contracts (000s)	Written Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)
Barclays Bank plc	$ 19	$—	$—	$ 19	$ (188)	$ —	$ —	$ (188)	$ (169)	$ 426	$ —
BNP Paribas SA	263	—	—	263	(1,653)	(53)	—	(1,706)	(1,443)	1,337	(106)
Citibank NA	4,931	—	—	4,931	(1,460)	—	(71)	(1,531)	3,400	—	3,400
Deutsche Bank AG	1,471	—	—	1,471	(59)	(9)	—	(68)	1,403	—	1,403
Goldman Sachs Bank USA	1,231	—	—	1,231	(85)	—	—	(85)	1,146	—	1,146
HSBC Bank USA NA	460	—	—	460	(147)	—	—	(147)	313	—	313
JP Morgan Chase Bank NA	795	—	—	795	(342)	—	—	(342)	453	—	453
Morgan Stanley Capital Services LLC	—	—	—	—	—	(15)	—	(15)	(15)	—	(15)
Société Générale Paris	1,335	—	—	1,335	—	—	—	—	1,335	—	1,335
UBS AG Stamford	59	—	—	59	(2,127)	—	—	(2,127)	(2,068)	1,842	(226)
Total Over-the-Counter Exposure	$10,564	$—	$—	$10,564	$(6,061)	$(77)	$(71)	$(6,209)

*	Of the total collateral received and/or pledged listed in the table above, no cash has been received as collateral.
Exchange traded and centrally cleared derivatives are not subject to master netting or similar arrangements.
Note 8—Subsequent Events
Through the date the financial statements were issued, there were no subsequent events or transactions that would have materially impacted the financial statements or related disclosures as presented herein.

Harbor Fixed Income Funds
Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (if any), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2019 through April 30, 2020.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund/Class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund/Class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020
Harbor Bond Fund
Retirement Class	0.56%
Actual		$2.83	$1,000	$1,035.70
Hypothetical (5% return)		2.82	1,000	1,022.01
Institutional Class	0.73%
Actual		$3.69	$1,000	$1,033.60
Hypothetical (5% return)		3.67	1,000	1,021.14
Administrative Class	0.98%
Actual		$4.95	$1,000	$1,032.20
Hypothetical (5% return)		4.92	1,000	1,019.87
Harbor Convertible Securities Fund
Retirement Class	0.71%
Actual		$3.52	$1,000	$ 994.10
Hypothetical (5% return)		3.57	1,000	1,021.25
Institutional Class	0.79%
Actual		$3.92	$1,000	$ 992.80
Hypothetical (5% return)		3.97	1,000	1,020.84
Administrative Class	1.04%
Actual		$5.15	$1,000	$ 992.40
Hypothetical (5% return)		5.22	1,000	1,019.56
Investor Class	1.16%
Actual		$5.75	$1,000	$ 991.60
Hypothetical (5% return)		5.82	1,000	1,018.95

Harbor Fixed Income Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020
Harbor Core Bond Fund
Retirement Class	0.37%
Actual		$1.88	$1,000	$1,045.00
Hypothetical (5% return)		1.86	1,000	1,022.98
Institutional Class	0.45%
Actual		$2.29	$1,000	$1,044.60
Hypothetical (5% return)		2.26	1,000	1,022.57
Harbor High-Yield Bond Fund
Retirement Class	0.57%
Actual		$2.74	$1,000	$ 937.00
Hypothetical (5% return)		2.87	1,000	1,021.96
Institutional Class	0.65%
Actual		$3.13	$1,000	$ 936.60
Hypothetical (5% return)		3.27	1,000	1,021.55
Administrative Class	0.90%
Actual		$4.34	$1,000	$ 935.60
Hypothetical (5% return)		4.52	1,000	1,020.28
Investor Class	1.02%
Actual		$4.90	$1,000	$ 934.70
Hypothetical (5% return)		5.12	1,000	1,019.67
Harbor High-Yield Opportunities Fund
Retirement Class	0.65%
Actual		$3.11	$1,000	$ 923.40
Hypothetical (5% return)		3.27	1,000	1,021.55
Institutional Class	0.73%
Actual		$3.49	$1,000	$ 923.90
Hypothetical (5% return)		3.67	1,000	1,021.14
Administrative Class	0.98%
Actual		$4.68	$1,000	$ 923.20
Hypothetical (5% return)		4.92	1,000	1,019.87
Investor Class	1.10%
Actual		$5.26	$1,000	$ 922.10
Hypothetical (5% return)		5.52	1,000	1,019.26
Harbor Money Market Fund
Institutional Class	0.28%
Actual		$1.39	$1,000	$1,006.00
Hypothetical (5% return)		1.41	1,000	1,023.44
Administrative Class	0.53%
Actual		$2.65	$1,000	$1,004.80
Hypothetical (5% return)		2.66	1,000	1,022.16

*	Reflective of all fee waivers and expense reimbursements
**	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Harbor Fixed Income Funds
Additional Information (Unaudited)

Proxy Voting
Harbor Funds has adopted Proxy Voting Policies and Procedures under which proxies relating to securities held by the Harbor funds are voted. In addition, Harbor Funds files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of Harbor Funds’ Proxy Voting Policies and Procedures and the proxy voting records (Form N-PX) are available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on Harbor Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy materials, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
Quarterly Portfolio Disclosures
The Funds (excluding Harbor Money Market Fund) file a complete portfolio of investments with the SEC as an exhibit to Form N-PORT. The Funds’ Form N-PORT-EX is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on Harbor Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov.
ADVISORY AGREEMENT APPROVALS
FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF THE FIXED INCOME FUNDS
The Investment Company Act requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Trust’s Board of Trustees (the “Board” or the “Trustees”), including a majority of the Independent Trustees voting separately.
At an in-person meeting of the Board held on February 16 and 17, 2020 (the “Meeting”), the Board, including the Independent Trustees voting separately, considered and approved the continuation of each Investment Advisory Agreement with Harbor Capital, the adviser to each Fund, and each Subadvisory Agreement with each Fund’s subadviser (each, a “Subadviser”) with respect to Harbor Bond Fund, Harbor Convertible Securities Fund, Harbor Core Bond Fund, Harbor High-Yield Bond Fund, Harbor High-Yield Opportunities Fund, and Harbor Money Market Fund (each a “Fund” and, collectively, the “Funds”).
In evaluating each Investment Advisory Agreement and each Subadvisory Agreement, the Trustees reviewed materials furnished by Harbor Capital and each Subadviser, including information about their respective affiliates, personnel, and operations, and also relied upon their knowledge of Harbor Capital and the Subadvisers resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. In connection with the Meeting, which had been called for the purpose of considering the continuation of the Investment Advisory Agreements and Subadvisory Agreements, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by Harbor Capital and each Subadviser. These materials included a comprehensive written response from Harbor Capital to a 15(c) request letter prepared by legal counsel to the Independent Trustees in consultation with the Independent Trustees. The Trustees also discussed with representatives of Harbor Capital, at the Meeting and at prior meetings, Harbor Funds’ operations and Harbor Capital’s ability, consistent with the “manager-of-managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each Fund, (ii) monitor and oversee the performance and investment capabilities of each subadviser, and (iii) recommend the replacement of a subadviser where appropriate. The Trustees specifically considered Harbor Capital’s history as a manager-of-managers, including its history of replacing subadvisers for particular Funds in circumstances in which the Board and Harbor Capital had determined that a change in subadviser was in the best interests of a Fund and its shareholders, whether as a result of (i) long-term underperformance not explained by market conditions or market cycles relative to the subadviser’s investment style, (ii) prolonged style inconsistency, (iii) material adverse changes in management or personnel, or (iv) other factors, such as if Harbor Capital were to identify another subadviser believed to better serve the shareholders than the existing subadviser.

Harbor Fixed Income Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined, in the exercise of their business judgment, that the terms of each Investment Advisory Agreement and each Subadvisory Agreement were fair and reasonable and approved the continuation for a one-year period of each such Investment Advisory Agreement and Subadvisory Agreement as being in the best interests of each Fund and its shareholders.
In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of Harbor Capital or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.
In considering the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Board, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.
Among the factors considered by the Trustees in approving the Investment Advisory Agreements and Subadvisory Agreements were the following:
•	The nature, extent, and quality of the services provided by Harbor Capital and each Subadviser, including the background, education, expertise and experience of the investment professionals of Harbor Capital and each Subadviser providing services to the Funds;
•	The favorable history, reputation, qualifications and background of Harbor Capital and each Subadviser, as well as the qualifications of their respective personnel;
•	The profitability of Harbor Capital with respect to each Fund, including the effect of revenues of Harbor Services Group, Inc. (“Harbor Services Group”), the Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Funds’ principal underwriter, on such profitability;
•	The fees charged by Harbor Capital and Subadvisers for investment advisory and subadvisory services, respectively, including, in each case, the portion of the fee to be retained by Harbor Capital, after payment of the Subadviser’s fee, for the investment advisory and related services, including investment, business, legal, compliance, financial and administrative services, that Harbor Capital provides;
•	The extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects any economies of scale for the benefit of Fund investors;
•	The fees and expense ratios of each Fund relative to the quality of services provided and the fees and expense ratios of similar investment companies;
•	The short- and long-term investment performance of each Fund in comparison to peer groups and certain relevant benchmark indices and Harbor Capital’s efforts to address circumstances of underperformance where applicable;
•	The compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each provides to the Funds;
•	Any “fall out” benefits that might inure to Harbor Capital and its affiliates as a result of their relationship with the Funds;
•	Information received at regular meetings throughout the year related to Fund performance and services rendered by Harbor Capital, as well as each of the Subadvisers, and research arrangements with brokers who execute transactions on behalf of each Subadviser;
•	Information contained in materials provided by Harbor Capital and compiled by Broadridge as to the investment returns, advisory fees and total expense ratios of the Institutional Class of each Fund (and, in certain cases, total expense ratios of the Investor Class) relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Broadridge; and
•	Information contained in materials compiled by Morningstar as to the investment returns of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers.

Harbor Fixed Income Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
Nature, Extent, and Quality of Services
The Trustees separately considered the nature, extent, and quality of the services provided by Harbor Capital and each Subadviser. In their deliberations as to the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Trustees were mindful of the fact that, by choosing to invest in a Fund, the shareholders had entrusted Harbor Capital with the responsibility, subject to the approval of the Trustees, for selecting each Fund’s Subadviser, overseeing and monitoring that Subadviser’s performance and replacing the Subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of Harbor Capital and each Subadviser, as well as the qualifications of their respective personnel.
The Adviser’s Services. The Board evaluated the nature, extent, and quality of Harbor Capital’s services in light of the Board’s experience with Harbor Capital, as well as materials provided by Harbor Capital concerning the financial and other resources devoted by Harbor Capital to Harbor Funds, including the breadth and depth of experience and expertise of the investment, accounting, administrative, legal and compliance professionals dedicated to Harbor Funds’ operations. The Trustees determined that Harbor Capital has the expertise and resources to identify, select, oversee and monitor each Subadviser and to operate effectively as the “manager-of-managers” for the Funds.
The Subadvisers’ Services. The Trustees’ consideration of the services provided by the Subadvisers included a review of each Subadviser’s portfolio managers, investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including the nature and extent of research it receives from broker-dealers (to the extent applicable) and other sources. In their deliberations with respect to each Fund, the Trustees considered the history of Harbor Funds’ relationship with each Subadviser and Harbor Funds’ experience with each Subadviser in this capacity.
The Trustees also considered each Subadviser’s breadth and depth of experience and investment results in managing other accounts similar to the respective Fund. The Trustees had received presentations by investment professionals from the Subadvisers for each Fund at meetings of the Board held in 2019. The Trustees reviewed information concerning each Subadviser’s historical investment results in managing accounts and/or funds, as applicable, in a manner substantially similar to the relevant Fund.
Investment Performance, Advisory Fees and Expense Ratios
In considering each Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from Harbor Capital data compiled by Broadridge and Morningstar. The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate. The Trustees analyzed the Institutional Class performance of each Fund, the advisory fees of each Fund, and the Institutional Class expenses of each Fund (after giving effect to waivers and/or reimbursements, if applicable, that reduced the fees or expenses of the Fund or its peer funds) and made certain observations and findings as to each Fund as noted below. The Trustees also reviewed certain Investor Class comparative fee and expense information they considered relevant to their deliberations. In evaluating performance, the Trustees recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results.
Harbor Bond Fund. The Trustees considered Harbor Bond Fund (inception date December 29, 1987), noting the Fund’s underperformance relative to its Broadridge group median for the one-, three- and five-year periods and underperformance relative to its Broadridge universe median for the one-year period ended December 31, 2019. The Trustees considered the Fund’s outperformance relative to the Broadridge universe median for the three- and five-year periods ended December 31, 2019. The Fund’s one-, three- and five-year rolling returns as of December 31, 2019 ranked in the third, second and second quartiles, respectively, according to Morningstar data. The Trustees also considered the fact that Harbor Bond Fund had outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the three- and five-year periods ended December 31, 2019 and underperformed its benchmark index for the one-year period ended December 31, 2019.
The Trustees considered the expertise of Pacific Investment Management Company LLC (“PIMCO”) in managing assets generally and in the bond asset class specifically, noting that PIMCO managed approximately $149.2 billion in “total return” assets, out of a firm-wide total of approximately $1.9 trillion in assets under management. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class and a recent departure from the portfolio management team.

Harbor Fixed Income Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $2.0 billion, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was below the Broadridge group median and above the universe median. The Trustees also considered that Harbor Capital had agreed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2021. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.
Harbor Convertible Securities Fund. The Trustees considered Harbor Convertible Securities Fund (inception date May 1, 2011), noting its underperformance relative to its Broadridge group and universe medians for the one-, three- and five-year periods ended December 31, 2019. The Fund’s one-, three- and five-year rolling returns as of December 31, 2019 each ranked in the fourth quartile according to Morningstar data. The Trustees also considered the fact that the Fund had underperformed its benchmark, the ICE Bank of America (“ICE BofA”) All US Convertibles Ex Mandatory Index, for the one-, three- and five-year periods ended December 31, 2019.
The Trustees considered the expertise of Shenkman Capital Management, Inc. (“Shenkman Capital”) in managing assets generally and in the convertible securities asset class specifically, noting that Shenkman Capital managed approximately $422 million in assets in this asset class, out of a firm-wide total of approximately $25.4 billion in assets under management. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $150 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was also below the group and universe medians. The Trustees also considered that Harbor Capital had agreed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2021. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.
Harbor Core Bond Fund. The Trustees considered Harbor Core Bond Fund (inception date June 1, 2018), noting its outperformance relative to its Broadridge group median for the one-year and since inception periods and its Broadridge universe median for the since inception period ended December 31, 2019. The Trustees also noted the Fund’s underperformance relative to its Broadridge universe median for the one-year period ended December 31, 2019. The Fund’s one-year and since inception rolling returns as of December 31, 2019 each ranked in the third quartile according to Morningstar data. The Trustees also considered the fact that the Fund had underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the one-year and since inception periods ended December 31, 2019. The Trustees noted that the short time period since the Fund’s inception did not support making any significant conclusions about the Fund’s performance.
The Trustees considered the expertise of Income Research + Management (“IR+M”) in managing assets generally and in the bond asset class specifically, noting that IR+M managed approximately $10.5 billion in assets in this asset class, out of a firm-wide total of approximately $75.7 billion in assets under management as of November 30, 2019. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $100 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was also below the group and universe medians. The Trustees also considered that Harbor Capital had agreed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2021. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.
Harbor High-Yield Bond Fund. The Trustees considered Harbor High-Yield Bond Fund (inception date December 1, 2002), noting its underperformance relative to its Broadridge group median for the one-, three- and five-year periods and relative to its Broadridge universe median for the one- and five-year periods ended December 31, 2019 and its slight outperformance relative to its Broadridge universe median for the three-year period ended December 31, 2019. The Fund’s one-, three- and five-year rolling returns as of December 31, 2019 each ranked in the third quartile according to Morningstar data. The Trustees also considered the fact that the Fund had underperformed its primary benchmark, the ICE BofA U.S. Non-Distressed High Yield Index, for the one-, three- and five-year periods ended December 31, 2019. The Trustees considered that the Fund’s Subadviser, Shenkman Capital, utilizes a more conservative high yield bond investment strategy that often underperforms in periods when high-yield bonds are generally performing well.

Harbor Fixed Income Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
The Trustees considered the expertise of Shenkman Capital in managing assets generally and in the high-yield asset class specifically, noting that Shenkman Capital managed approximately $5.6 billion in assets in this asset class, out of a firm-wide total of approximately $25.4 billion in assets under management. The Trustees also noted the experience of the Fund’s portfolio managers, one of whom is the founder of the firm, in this asset class and a recent departure from the portfolio management team.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $500 million, showed the Fund’s management fee was above the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class, however, was below the group and universe medians. The Trustees also considered that Harbor Capital had agreed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2021. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.
Harbor High-Yield Opportunities Fund. The Trustees considered Harbor High-Yield Opportunities Fund (inception date November 1, 2017), noting its outperformance relative to its Broadridge group median for the one-year period and its Broadridge universe median for the one-year and since inception periods and the Fund’s underperformance relative to its Broadridge group median for the since inception period as of December 31, 2019. The Fund’s one-year and since inception rolling returns as of December 31, 2019 ranked in the second and third quartiles, respectively, according to Morningstar data. The Trustees also considered the fact that the Fund had outperformed its benchmark, the ICE BofA U.S. High Yield Index, for the one-year period and had underperformed its benchmark for the since inception period ended December 31, 2019. The Trustees noted that the short time period since the Fund’s inception did not support drawing any significant conclusions about the Fund’s performance.
The Trustees considered the expertise of Crescent Capital Group LP (“Crescent Capital”) in managing assets generally and in the high-yield asset class specifically, noting that Crescent Capital managed approximately $2.8 billion in assets in this asset class, out of a firm-wide total of approximately $26.4 billion in assets under management. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $100 million, showed the Fund’s management fee was above the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was above the group and universe medians. The Trustees also considered that Harbor Capital had agreed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2021. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.
Harbor Money Market Fund. The Trustees considered Harbor Money Market Fund (inception date December 29, 1987), noting the Fund’s outperformance relative to its group and universe medians for each of the one-, three- and five-year periods ended December 31, 2019, according to Broadridge. According to the Morningstar data presented, the Fund’s one-, three- and five-year rolling returns as of December 31, 2019 were ranked in the second, second and first quartiles, respectively. The Trustees considered the Fund’s performance record relative to its benchmark, the ICE BofA US 3-Month U.S. Treasury Bill Index, noting that the Fund had underperformed the benchmark for the one-, three- and five-year periods ended December 31, 2019. The Trustees noted that the Fund operates as a “government money market fund,” as defined in Rule 2a-7 under the Investment Company Act.
The Trustees considered the expertise of BNP Paribas Asset Management USA, Inc. (“BNPP AM US”) in managing assets generally and in the short duration fixed income asset class specifically, noting that BNPP AM US managed approximately $11.1 billion in short duration assets, out of a firm-wide total of approximately $642.1 billion in assets under management (reflecting the assets of BNP Paribas Asset Management), as of September 31, 2019. The Trustees also noted the experience of the Fund’s portfolio manager in this asset class.
The Trustees considered that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $125 million, showed that the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was below the group and universe medians. The Trustees also considered that Harbor Capital had agreed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2021. The Trustees noted that Harbor Capital’s profitability in managing the Fund was negative.
The Trustees also separately considered the allocation between Harbor Capital and each Subadviser of the relevant Fund’s investment advisory fee (i.e., the amount of the advisory fee retained by Harbor Capital relative to that paid to the relevant Subadviser as a subadvisory fee). They determined in each case that the allocation was reasonable and the product of arm’s length negotiation between Harbor Capital and the Subadviser.

Harbor Fixed Income Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
Profitability
The Trustees also considered Harbor Capital’s profitability in operating each of the Funds (as well as on a fund complex-wide basis) as presented by Harbor Capital, and the allocation methodology used by Harbor Capital to compute such profitability. The Trustees concluded that the methodology was reasonable and that a reasonable level of profitability was important to provide suitable incentives for Harbor Capital to continue to attract and maintain high-quality personnel and to invest in infrastructure and other resources to support and enhance the Funds’ operations. In considering Harbor Capital’s profitability generally, the Trustees also reviewed the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the transfer agency and distribution services, respectively, that are provided to Harbor Funds and any other benefits enjoyed by Harbor Capital and its affiliates as a result of their relationship with Harbor Funds.
The Trustees also considered that profitability calculations with respect to advisory, transfer agency and distribution operations vary significantly depending on whether revenues on which the calculation is based are taken gross or net of amounts paid to third parties, such as subadvisory fee expenses and certain transfer agency expenses, and noted that subadvisory fee expenses are a direct expense of Harbor Capital. The Trustees also noted that Harbor Capital was, in all cases, waiving a portion of its advisory fee and/or paying or reimbursing a portion of Fund expenses. The Trustees determined that Harbor Capital’s profitability in operating each Fund was not excessive.
Economies of Scale
The Trustees also considered the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by any Fund. As noted above, the Trustees concluded that Harbor Capital’s profitability in each case was not excessive. They concluded that the Funds’ fee structures reflected economies of scale to date and that breakpoints in these fee structures were not required at the present time. The Trustees noted they intend to monitor each Fund’s asset growth in connection with future reviews of each Fund’s Investment Advisory Agreement to determine whether breakpoints may be appropriate at such time.
Review of Liqudity Risk Management Program
The Trust has adopted pursuant to Rule 22e-4 under the Investment Company Act (“Rule 22e-4”) a Liquidity Risk Management Program (the “Program”) for the Funds (except Harbor Money Market Fund). The Board has designated a committee of Harbor Capital employees as the Program Administrator.
The Program is designed to assess and manage each Fund’s liquidity risk. For purposes of Rule 22e-4, “liquidity risk” is defined as the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. Components of the Program include: (i) periodic assessment of each Fund’s liquidity risk based on certain factors; (ii) classification of each Fund’s holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid and Illiquid) that reflect an estimate of liquidity under current market conditions; (iii) to the extent a Fund does not invest primarily in Highly Liquid investments, establishment of an appropriate Highly Liquid Investment Minimum (“HLIM”) (as defined in Rule 22e-4) for such Fund and ongoing monitoring of the Fund’s net assets to assess compliance with the Fund’s HLIM; (iv) a limit on the ability of a Fund to acquire illiquid investments in excess of 15% of the Fund’s net assets; and (v) periodic reporting to the Board
At a meeting held on November 7, 2019, the Board of Trustees reviewed the operation and effectiveness of the Program for the period beginning June 1, 2019 (the date the Board formally adopted the Program) and ending September 30, 2019 (the “period”). The Board had previously received interim updates on the implementation of the Program at meetings held on February 12, 2019 and May 14, 2019. At the November 7, 2019 meeting, the Board reviewed a report prepared by, and received a presentation from, the Program Administrator regarding the operation of the Program, its adequacy, and the effectiveness of its implementation during the period. The Program Administrator’s report included, among other things, a review of: (i) the operation of the Program overall; (ii) the level of portfolio investments classified into each of the four liquidity categories and the services provided by the third-party vendor engaged by the Trust to facilitate such classification with respect to certain of the Funds; and (iii) the most recent liquidity risk assessment for the Funds conducted by the Program Administrator in accordance with Rule 22e-4. Based upon its review, the Program Administrator determined that the Program was adequate and effective in facilitating the Funds’ compliance with Rule 22e-4 during the period.

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees & Officers
Charles F. McCain
Chairman, President & Trustee
Scott M. Amero
Trustee
Donna J. Dean
Trustee
Joseph L. Dowling, III
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Kathryn L. Quirk
Trustee
Ann M. Spruill
Trustee
Douglas J. Skinner
Trustee
Erik D. Ojala
Chief Compliance Officer
Anmarie S. Kolinski
Treasurer
Brian L. Collins
Vice President
Kristof M. Gleich
Vice President
Gregg M. Boland
Vice President
Diana R. Podgorny
Secretary
Jodie L. Crotteau
Assistant Secretary
Lana M. Lewandowski
AML Compliance Officer
& Assistant Secretary
Lora A. Kmieciak
Assistant Treasurer
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor
Harbor Funds Distributors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Services
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
FD.SAR.FI.0420

Semi-Annual Report
April 30, 2020
Target Retirement Funds

Institutional Class
Harbor Target Retirement Income Fund	HARAX
Harbor Target Retirement 2020 Fund	HARJX
Harbor Target Retirement 2025 Fund	HARMX
Harbor Target Retirement 2030 Fund	HARPX
Harbor Target Retirement 2035 Fund	HARUX
Harbor Target Retirement 2040 Fund	HARYX
Harbor Target Retirement 2045 Fund	HACCX
Harbor Target Retirement 2050 Fund	HAFFX
Harbor Target Retirement 2055 Fund	HATRX
Harbor Target Retirement 2060 Fund	HATDX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (harborfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with Harbor Funds, by calling 800-422-1050.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary (such as a broker-dealer or bank), you can contact your financial intermediary to request that you continue to receive paper copies of the Funds’ shareholder reports. If you invest directly, you can call 800-422-1050 to request that you continue to receive paper copies of the Funds’ shareholder reports. Your election to receive reports in paper will apply to all Harbor Funds held in your account.

This document must be preceded or accompanied by a Prospectus.

Letter from the Chairman

Charles F. McCain Chairman
Dear Fellow Shareholder:
The first half of the 2020 fiscal year has been remarkable in the range of positive and negative market sentiments expressed in this short six-month window. Investment markets started off the 2020 fiscal year continuing the positive momentum of the 2019 fiscal year. Equity markets across the globe generated modest positive returns during the first three months of the period while fixed income markets delivered steady returns. Market performance drivers were consistent with the prior period – stable positive economic growth and accommodative monetary and fiscal policies were the foundations of continued favorable investment conditions. Come February, however, the early negative implications of the pending global pandemic began to weigh on investment markets before the full effects of the global economic collapse took hold in March. The selloffs across equity markets were unprecedented, with few safe havens available to investors. As the heartbreaking effects of the pandemic progressed around the globe, governments and central banks implemented historic measures to attempt to protect their citizens and economies. The equity and credit markets responded to the massive stimulus measures favorably, bouncing off their March lows to partially recover through much of April.
Across most equity markets, growth stocks significantly outperformed value stocks and larger companies outperformed smaller companies, reflecting investors’ preferences in many cases for proven business models that are more likely to survive the economic challenges brought on by the global pandemic. U.S. government bonds proved to be a safe haven once again, delivering positive returns for the six-month period.
As you read through the comments from the portfolio managers of the Harbor Funds included in this report, you may note their optimism for the future potential of their portfolios. The portfolio managers have responded in their own way to the challenges presented. We believe there are great opportunities for our portfolio managers to deliver attractive long-term investment results for our shareholders. During times of market stress, having a disciplined and proven actively managed investment approach allows our portfolio managers to weigh the risk and rewards that are available to them. While the long-term effects of the global pandemic on economies and markets are still unknown, we remain confident in the capabilities of our portfolio managers.
We encourage our shareholders to take a long-term view and stay focused on their investment goals, particularly during periods of market uncertainty. While past performance is never a guarantee of future results, environments such as the last six months have often provided attractive opportunities for our fund investors to benefit from the skill of our portfolio managers.
I hope that you and your families remain safe and well during this unprecedented time. Thank you for your continued investment in Harbor Funds.
June 22, 2020

Charles F. McCain
Chairman
1

Harbor Target Retirement Funds
Manager’s Commentary (Unaudited)

Adviser
Harbor Capital Advisors, Inc.
(“Harbor Capital”)
111 South Wacker Dr. 34th Floor
Chicago, IL 60606
Portfolio Managers
Brian L. Collins, CFA
Since Inception
Paul C. Herbert, CFA, CAIA
Since Inception
Linda M. Molenda
Since Inception
Harbor Capital has managed the Funds since inception.
Market Review
The first six months of the 2020 fiscal year began with relative optimism, with U.S. and non-U.S. stock and bond markets extending their rallies from 2019, fueled by economic growth and central bank accommodation. The sense of ease turned to uncertainty and fear as financial markets and the world began the process of digesting the COVID-19 global pandemic’s impact on economic activity in the period and beyond. Global equities, and investment-grade and high-yield corporate bonds sold off sharply and quickly from mid-February to mid-March 2020. While markets recovered much of this lost ground swiftly before the end of April, aided by historic monetary and fiscal policy measures, major indexes measuring their performance posted declines for the period.
U.S. stocks, as measured by the Russell 3000® Index, lost 4.33% during the period. This overall figure obscures wide variations in performance by different types of stocks; two prominent examples carry over from the 2019 fiscal year. First, there was a striking contrast between the performance of growth and value stocks, with the Russell 3000® Growth Index gaining 5.21% and the Russell 3000® Value Index falling by 14.31%. In addition, the differences in the returns of large-cap and small-cap stocks remained wide, with the S&P 500 Index shedding 3.51% while the Russell 2000® Index fell 15.47%.
Non-U.S. equity markets also continued to languish. The MSCI EAFE (ND) Index, a gauge of the performance of large- and mid-cap stocks in developed markets, declined by 14.21%. One reasonable explanation for the weaker performance abroad is that these markets have fewer strong performing Information Technology and Communications Services companies than in the U.S. The MSCI Emerging Markets (ND) Index, measuring emerging markets stock returns, fared a bit better but was still down 10.50%. Part of the difference comes from the strong performance of many Chinese stocks. The index’s China component, roughly 33% of the index, gained 5.27%, as investors became more comfortable that the government had stabilized the virus outbreak.
In fixed income markets, higher quality U.S. bonds held up in this difficult period. The Bloomberg Barclays U.S. Aggregate Bond Index gained 4.86% for the fiscal half year. Here, as well, there was quite a divergence in the performance of different broad segments of the index as U.S. Treasury bonds, typically a safe haven in times of unrest, gained 7.95%, while corporate bonds returned 1.77%. High yield bonds fell during March, as investors punished the bonds of Energy and other pandemic-influenced issuers. The ICE BofA U.S. High Yield (H0A0) Index returned -7.68% for the six months ended April 30.
Performance
The Harbor Target Retirement Funds were down in this environment. The nearest-dated Funds, designed for investors in or near retirement, have greater allocations to underlying Harbor fixed-income funds, and as a result delivered smaller declines. The longest-dated Funds, intended for investors with more time to retirement, include greater weightings to equity funds, and therefore registered larger declines.
The Funds had mixed results relative to their Composite Indexes. The Income through 2035 Funds underperformed their indices while the Funds dated 2040 and later, including the 2060 Fund, which incepted on November 1, 2019, outperformed their indices. Tables with the returns of the Funds and Composite Indices accompany this section. Details on select contributors to and detractors from performance are included below.
The results for the nearer-dated Funds are more influenced by the performance of the underlying fixed income funds. As explained below, certain of these funds had positive returns on an absolute basis during the period, however they were unable to keep up with their benchmarks. Harbor Core Bond was the best absolute performer for the fiscal half year, returning 4.46%. (Returns for all of the underlying funds are for the Institutional Class.) However, the fund trailed the Bloomberg Barclays U.S. Aggregate Bond Index’s 4.86% gain. The principal detractor was the fund’s underweight to Treasury bonds, which as discussed performed strongly during the flight to quality, as well as an overweight to commercial mortgage backed securities and security selection within Agency mortgage backed securities. Harbor Bond Fund also posted a positive return during the period, gaining 3.36%, which also lagged the Bloomberg Barclays U.S. Aggregate Bond Index’s showing. The fund follows a diversified approach which includes

2

Harbor Target Retirement Funds
Manager’s Commentary—Continued

taking exposure in sectors outside of the benchmark to enhance risk-adjusted performance. The fund’s positions in non-U.S., high yield, and inflation-linked bonds detracted from results in this period. Both of these funds have posted competitive results over longer periods.
The longer-dated funds rely more on the underlying equity funds. In all, the equity funds fared well in relative terms from November to April, with seven of the 12 holdings topping their benchmarks. However, results here also ran towards extremes. For instance, for the period, Harbor Capital Appreciation Fund returned 10.54% and topped the Russell 1000® Growth Index by 4.45 percentage points. Broad-based positive stock selection contributed to the fund’s outperformance. Its positions in electronic car maker Tesla Motors and online marketplace Shopify have led the way and continue to deliver strong growth as a recession takes hold. Meanwhile, Harbor Diversified International All Cap Fund returned -17.02%, which fell behind its benchmark MSCI All-Country World Ex. U.S. (ND) Index’s decline of -13.22%. The fund’s underweight in and negative stock selection in China was a driver due to its underexposure to Alibaba and Tencent, two Chinese internet stocks that performed well in the period. Negative stock selection and an overweight in the U.K. was also a large detractor as a cadre of travel names and a preference for smaller capitalization rather than larger capitalization stocks weighed on results.
3

Harbor Target Retirement Funds
Manager’s Commentary—Continued

Outlook
The COVID-19 driven dislocation during this period shook up financial markets and tested their functioning. Deep uncertainty about the lasting individual, societal, and economic impacts remain. There is still much more unknown than known about how to solve the global pandemic.
The impact on global markets is likely to be great, both due to the dislocation and the various responses. But we also believe that society’s capacity for ingenuity will lead us to weather the storm. That includes the ingenuity of the subadvisers of the Harbor Funds, working to identify the companies and securities that they believe are likely to prove resilient over time.
We continue to believe that constructing diversified portfolios of top-tier actively managed funds and taking a long-term approach should lead to strong outcomes for shareholders, including in the uncertain times ahead.
HARBOR TARGET RETIREMENT FUNDS	Unannualized Total Return 6 Months Ended April 30, 2020
Harbor Target Retirement Income Fund	-0.88%
Harbor Target Retirement 2020 Fund	-2.17
Harbor Target Retirement 2025 Fund	-3.72
Harbor Target Retirement 2030 Fund	-4.62
Harbor Target Retirement 2035 Fund	-5.56
Harbor Target Retirement 2040 Fund	-6.52
Harbor Target Retirement 2045 Fund	-7.09
Harbor Target Retirement 2050 Fund	-7.93
Harbor Target Retirement 2055 Fund	-8.76
Harbor Target Retirement 2060 Fund	-10.09

COMMONLY USED MARKET INDICES	Unannualized Total Return 6 Months Ended April 30, 2020
Bloomberg Barclays U.S. Aggregate Bond (domestic bonds)	4.86%
MSCI EAFE (ND) (foreign stocks)	-14.21
Russell 3000® (entire U.S. stock market)	-4.33

HARBOR TARGET RETIREMENT FUND COMPOSITE INDICES	Unannualized Total Return 6 Months Ended April 30, 2020
Composite Index Income	-0.23%
Composite Index 2020	-1.44
Composite Index 2025	-3.11
Composite Index 2030	-4.40
Composite Index 2035	-5.50
Composite Index 2040	-6.57
Composite Index 2045	-7.25
Composite Index 2050	-8.40
Composite Index 2055	-9.47
Composite Index 2060	-10.57
4

Harbor Target Retirement Funds
Manager’s Commentary—Continued

Underlying Harbor Funds Performance (Institutional Class Shares)
	Total Return for the Period Ended April 30, 2020
EQUITY	6 Months[b]	One Year	Five Years[a]	Ten Years[a]	Since Inception[a]	Current 7-Day SEC Yield		Inception Date	Expense Ratios*,a
						Subsidized [c]	Unsubsidized [d]		Net	Gross
Harbor Capital Appreciation Fund	10.54%	10.73%	13.43%	14.33%	11.87%	N/A	N/A	12/29/1987	0.67% [e]	0.72%
Harbor Diversified International All Cap Fund	-17.02	-14.96	N/A	N/A	0.32	N/A	N/A	11/02/2015	0.80 [f]	0.95
Harbor Global Leaders Fund	-2.45	3.26	9.50	11.69	16.16	N/A	N/A	03/01/2009	0.86 [e,f]	1.00
Harbor International Fund	-15.26	-13.08	-2.92	2.36	9.26	N/A	N/A	12/29/1987	0.77 [f]	0.88
Harbor International Growth Fund	-6.59	-4.03	3.05	4.87	3.55	N/A	N/A	11/01/1993	0.85 [f]	0.91
Harbor Large Cap Value Fund	-8.30	-4.14	7.74	10.73	9.63	N/A	N/A	12/29/1987	0.69 [f]	0.73
Harbor Mid Cap Growth Fund	3.69	3.31	10.89	12.33	5.65	N/A	N/A	11/01/2000	0.88 [e]	0.91
Harbor Mid Cap Value Fund	-27.24	-27.86	-2.87	5.90	5.32	N/A	N/A	03/01/2002	0.86 [e]	0.89
Harbor Small Cap Growth Fund	-2.64	-0.29	6.88	10.77	8.49	N/A	N/A	11/01/2000	0.88	0.88
Harbor Small Cap Value Fund	-16.49	-15.88	3.97	8.38	8.76	N/A	N/A	12/14/2001	0.88	0.88
Harbor Strategic Growth Fund	-1.66	2.14	9.36	N/A	12.95	N/A	N/A	11/01/2011 [g]	0.71 [f]	0.80
FIXED INCOME
Harbor Bond Fund	3.36%	9.26%	3.75%	4.06%	6.91%	N/A	N/A	12/29/1987	0.51% [e,f]	1.15%
Harbor Core Bond Fund	4.46	10.36	N/A	N/A	7.74	N/A	N/A	06/01/2018	0.45 [f]	0.54
Harbor High-Yield Bond Fund	-6.34	-3.41	2.38	4.66	6.19	N/A	N/A	12/01/2002	0.65 [e]	0.74
Harbor High-Yield Opportunities Fund	-7.61	-4.04	N/A	N/A	-0.22	N/A	N/A	11/01/2017	0.73 [f]	0.82
MONEY MARKET
Harbor Money Market Fund	0.60%	1.57%	1.02%	0.56%	3.08%	0.50%	0.37%	12/29/1987	0.28% [e,f]	0.35%

This report contains the current opinions of Harbor Capital Advisors, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, a Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
The Funds invest in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Funds have partial exposure to the risks of many different areas of the market. Investments in the Funds are not guaranteed. An investor may experience losses. There is no guarantee that the Funds will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Funds, please refer to the current prospectus.
*	All mutual funds have expense ratios which represent what shareholders pay for operating expenses and management fees. Expense ratios are expressed as an annualized percentage of a fund’s average net assets paid out in expenses. Net expense ratios reflect adjustments due to voluntary or contractual fee waivers or expense reimbursements. Expense ratio information is as of the fund’s current prospectus, as revised and supplemented to date.
a	Annualized
b	Unannualized
c	Reflects reimbursements or waivers in effect during the period
d	Does not reflect reimbursements or waivers currently in effect
e	Reflects a contractual management fee waiver effective through February 28, 2021
f	Reflects an expense limitation agreement (excluding interest expense, if any) effective through February 28, 2021
g	For the period November 1, 2011 (inception of the Predecessor Fund) to January 20, 2015, Mar Vista Investment Partners, LLC served as the Predecessor Fund’s subadviser and for the period January 20, 2015 to March 6, 2017, Mar Vista Investment Partners, LLC served as investment adviser to the Predecessor Fund.
5

Harbor Target Retirement Funds
Asset Allocation Framework (Unaudited)

Target Asset Allocation (glide path)
Harbor Target Retirement Funds - Target Asset Allocation
Over time, the allocation to asset classes and underlying Harbor funds will change in a predetermined manner as shown in the glide path above. The glide path shows the shifting of the asset allocations over time and illustrates how each Target Retirement Fund’s (except Harbor Target Retirement Income Fund) asset mix becomes more conservative as time elapses.
The principal value of the Funds is not guaranteed at any time, including the target retirement date.

Investment Styles
The Harbor Target Retirement Funds are constructed based on Harbor Capital investment experience that, over the long term, stocks generally provide greater growth opportunities and greater risk than bonds, and bonds generally provide more income and lower volatility than stocks. The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund would leave the work force and enter retirement and likely stop making new investments in the Fund. The Harbor Target Retirement Income Fund is designed for investors currently in retirement. The year-specific Target Retirement Funds strive to produce more income and lower volatility as the target year approaches.
Harbor Capital allocates each Fund’s assets among the underlying Harbor funds based on the Fund’s investment objectives and policies. The asset allocation for each Fund (other than the Harbor Target Retirement Income Fund) will change over time as the target date indicated in the Fund’s name draws closer.

HARBOR TARGET RETIREMENT FUNDS — ACTUAL ALLOCATION AS OF APRIL 30, 2020
	2060 Fund	2055 Fund	2050 Fund	2045 Fund	2040 Fund	2035 Fund	2030 Fund	2025 Fund	2020 Fund	Income Fund
Equity
Harbor Capital Appreciation Fund	8%	8%	7%	6%	6%	5%	4%	3%	2%	1%
Harbor Diversified International All Cap Fund	12	12	10	9	9	7	6	5	4	3
Harbor Global Leaders Fund	5	5	4	4	3	3	2	2	1	1
Harbor International Fund	12	11	10	9	8	7	6	5	4	3
Harbor International Growth Fund	12	11	10	9	8	7	6	5	4	3
Harbor Large Cap Value Fund	14	14	12	11	10	9	7	6	4	3
Harbor Mid Cap Growth Fund	6	6	6	5	5	4	3	3	2	1
Harbor Mid Cap Value Fund	9	9	8	7	6	6	5	4	3	2
Harbor Small Cap Growth Fund	5	5	5	5	4	4	3	2	2	1
Harbor Small Cap Value Fund	6	6	6	5	5	4	4	3	2	1
Harbor Strategic Growth Fund	4	4	4	3	3	2	2	3	2	1
Total Equity	93	91	82	73	67	58	48	41	30	20
Fixed Income
Harbor Bond Fund	4%	5%	7%	10%	10%	12%	15%	19%	23%	26%
Harbor Core Bond Fund	0	0	3	6	10	12	15	19	22	26
Harbor High-Yield Bond Fund	0	0	0	7	8	11	13	13	11	11
Harbor High-Yield Opportunities Fund	3	4	8	4	5	7	9	8	7	7
Total Fixed Income	7	9	18	27	33	42	52	59	63	70
Money Market
Harbor Money Market Fund	0%	0%	0%	0%	0%	0%	0%	0%	7%	10%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
6

Harbor Target Retirement Income Fund
Fund Summary —April 30, 2020 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
TOTAL RETURNS For the periods ended 04/30/2020	Unannualized	1 Year	Annualized		Inception Date
	6 Months		5 Years	10 Years
Harbor Target Retirement Income Fund
Institutional Class	-0.88%	3.15%	3.35%	4.55%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	4.86%	10.84%	3.80%	3.96%	—
Composite Index Income	-0.23	3.96	3.54	4.63	—
MSCI EAFE (ND)	-14.21	-11.34	-0.17	3.55	—
Russell 3000®	-4.33	-1.04	8.33	11.29	—
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratio was 0.70%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
7

Harbor Target Retirement Income Fund
Portfolio of Investments—April 30, 2020 (Unaudited)

Value and Cost in Thousands

EQUITY FUNDS—19.7%
Shares		Value
3,182	Harbor Capital Appreciation Fund	$ 245
52,488	Harbor Diversified International All Cap Fund	477
7,213	Harbor Global Leaders Fund	204
14,806	Harbor International Fund	476
32,119	Harbor International Growth Fund	475
38,051	Harbor Large Cap Value Fund	567
27,077	Harbor Mid Cap Growth Fund	248
24,539	Harbor Mid Cap Value Fund	360
17,776	Harbor Small Cap Growth Fund	220
9,554	Harbor Small Cap Value Fund	264
11,233	Harbor Strategic Growth Fund	242
TOTAL EQUITY FUNDS
(Cost $3,882)		3,778

FIXED INCOME FUNDS—70.3%
Shares		Value
416,954	Harbor Bond Fund	$ 5,049
463,802	Harbor Core Bond Fund	5,046
224,288	Harbor High-Yield Bond Fund	2,014
153,068	Harbor High-Yield Opportunities Fund	1,344
TOTAL FIXED INCOME FUNDS
(Cost $13,395)		13,453

MONEY MARKET FUND—10.0%
(Cost $1,923)
1,922,992	Harbor Money Market Fund	1,923
TOTAL INVESTMENTS—100.0%
(Cost $19,200)		19,154
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$19,154

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated Funds during the period November 1, 2019 through April 30, 2020.
Underlying Funds	Beginning Balance as of 11/01/2019 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)		Investment Income from Affiliated Funds (000s)
					Sale of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Bond Fund	$ 4,582	$1,598	$(1,216)	$ 33	$ 52	$ —	$ 88
Harbor Capital Appreciation Fund	221	168	(147)	2	1	22	—
Harbor Core Bond Fund	4,581	1,623	(1,278)	41	79	38	75
Harbor Diversified International Fund	438	301	(158)	(77)	(27)	—	11
Harbor Global Leaders Fund	187	136	(101)	(32)	14	12	1
Harbor High-Yield Bond Fund	1,826	724	(344)	(167)	(25)	—	62
Harbor High-Yield Opportunities Fund	1,217	511	(241)	(119)	(24)	—	39
Harbor International Fund	438	300	(162)	13	(113)	—	16
Harbor International Growth Fund	439	272	(190)	(46)	—	—	10
Harbor Large Cap Value Fund	524	398	(300)	(61)	6	—	3
Harbor Mid Cap Growth Fund	227	219	(156)	(11)	(31)	52	—
Harbor Mid Cap Value Fund	340	362	(215)	(24)	(103)	3	10
Harbor Money Market Fund	1,746	653	(476)	—	—	—	13
Harbor Small Cap Growth Fund	204	171	(141)	(1)	(13)	9	—
Harbor Small Cap Value Fund	249	247	(177)	(6)	(49)	3	1
Harbor Strategic Growth Fund	222	149	(120)	(16)	7	4	1
Total	$17,441	$7,832	$(5,422)	$(471)	$(226)	$143	$330

a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
8

Harbor Target Retirement 2020 Fund
Fund Summary —April 30, 2020 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
TOTAL RETURNS For the periods ended 04/30/2020	Unannualized	1 Year	Annualized		Inception Date
	6 Months		5 Years	10 Years
Harbor Target Retirement 2020 Fund
Institutional Class	-2.17%	1.62%	3.63%	5.41%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	4.86%	10.84%	3.80%	3.96%	—
Composite Index 2020	-1.44	2.45	3.89	5.49	—
MSCI EAFE (ND)	-14.21	-11.34	-0.17	3.55	—
Russell 3000®	-4.33	-1.04	8.33	11.29	—
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratio was 0.72%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
9

Harbor Target Retirement 2020 Fund
Portfolio of Investments—April 30, 2020 (Unaudited)

Value and Cost in Thousands

EQUITY FUNDS—29.8%
Shares		Value
5,679	Harbor Capital Appreciation Fund	$ 436
94,207	Harbor Diversified International All Cap Fund	855
12,226	Harbor Global Leaders Fund	346
26,568	Harbor International Fund	855
57,683	Harbor International Growth Fund	854
67,290	Harbor Large Cap Value Fund	1,003
50,511	Harbor Mid Cap Growth Fund	462
45,217	Harbor Mid Cap Value Fund	664
33,455	Harbor Small Cap Growth Fund	413
18,107	Harbor Small Cap Value Fund	500
19,865	Harbor Strategic Growth Fund	428
TOTAL EQUITY FUNDS
(Cost $6,881)		6,816

FIXED INCOME FUNDS—63.2%
Shares		Value
422,500	Harbor Bond Fund	$ 5,117
469,832	Harbor Core Bond Fund	5,112
280,188	Harbor High-Yield Bond Fund	2,516
190,919	Harbor High-Yield Opportunities Fund	1,676
TOTAL FIXED INCOME FUNDS
(Cost $14,387)		14,421

MONEY MARKET FUND—7.0%
(Cost $1,591)
1,590,538	Harbor Money Market Fund	1,591
TOTAL INVESTMENTS—100.0%
(Cost $22,859)		22,828
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$22,828

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated Funds during the period November 1, 2019 through April 30, 2020.
Underlying Funds	Beginning Balance as of 11/01/2019 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)		Investment Income from Affiliated Funds (000s)
					Sale of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Bond Fund	$ 5,189	$1,543	$(1,705)	$ 2	$ 88	$ —	$ 87
Harbor Capital Appreciation Fund	504	224	(299)	8	(1)	44	—
Harbor Core Bond Fund	5,187	1,540	(1,738)	14	109	38	76
Harbor Diversified International All Cap Fund	1,025	357	(348)	(167)	(12)	—	22
Harbor Global Leaders Fund	400	167	(192)	(67)	38	23	1
Harbor High-Yield Bond Fund	2,729	521	(497)	(210)	(27)	—	80
Harbor High-Yield Opportunities Fund	1,821	368	(338)	(153)	(22)	—	50
Harbor International Fund	1,030	347	(349)	137	(310)	—	33
Harbor International Growth Fund	1,038	305	(416)	(123)	50	—	19
Harbor Large Cap Value Fund	1,183	471	(559)	(132)	40	—	6
Harbor Mid Cap Growth Fund	541	302	(301)	(36)	(44)	106	—
Harbor Mid Cap Value Fund	795	487	(392)	(57)	(169)	5	19
Harbor Money Market Fund	1,712	389	(510)	—	—	—	10
Harbor Small Cap Growth Fund	495	217	(278)	12	(33)	17	—
Harbor Small Cap Value Fund	592	327	(322)	(20)	(77)	6	3
Harbor Strategic Growth Fund	502	174	(234)	(36)	22	7	2
Total	$24,743	$7,739	$(8,478)	$(828)	$(348)	$246	$408

a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
10

Harbor Target Retirement 2025 Fund
Fund Summary —April 30, 2020 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
TOTAL RETURNS For the periods ended 04/30/2020	Unannualized	1 Year	Annualized		Inception Date
	6 Months		5 Years	10 Years
Harbor Target Retirement 2025 Fund
Institutional Class	-3.72%	-0.08%	3.62%	5.56%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	4.86%	10.84%	3.80%	3.96%	—
Composite Index 2025	-3.11	0.64	3.88	5.68	—
MSCI EAFE (ND)	-14.21	-11.34	-0.17	3.55	—
Russell 3000®	-4.33	-1.04	8.33	11.29	—
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratio was 0.75%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
11

Harbor Target Retirement 2025 Fund
Portfolio of Investments—April 30, 2020 (Unaudited)

Value and Cost in Thousands

EQUITY FUNDS—40.6%
Shares		Value
6,549	Harbor Capital Appreciation Fund	$ 503
111,073	Harbor Diversified International All Cap Fund	1,009
13,991	Harbor Global Leaders Fund	396
31,351	Harbor International Fund	1,008
68,019	Harbor International Growth Fund	1,007
78,410	Harbor Large Cap Value Fund	1,169
59,422	Harbor Mid Cap Growth Fund	544
53,449	Harbor Mid Cap Value Fund	785
39,891	Harbor Small Cap Growth Fund	493
21,392	Harbor Small Cap Value Fund	590
23,188	Harbor Strategic Growth Fund	499
TOTAL EQUITY FUNDS
(Cost $8,256)		8,003

FIXED INCOME FUNDS—59.4%
Shares		Value
312,832	Harbor Bond Fund	$ 3,788
347,840	Harbor Core Bond Fund	3,785
277,075	Harbor High-Yield Bond Fund	2,488
188,784	Harbor High-Yield Opportunities Fund	1,658
TOTAL FIXED INCOME FUNDS
(Cost $11,792)		11,719
TOTAL INVESTMENTS—100.0%
(Cost $20,048)		19,722
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$19,722

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated Funds during the period November 1, 2019 through April 30, 2020.
Underlying Funds	Beginning Balance as of 11/01/2019 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)		Investment Income from Affiliated Funds (000s)
					Sale of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Bond Fund	$ 3,607	$1,506	$(1,392)	$ (10)	$ 77	$ —	$ 62
Harbor Capital Appreciation Fund	535	213	(250)	10	(5)	48	—
Harbor Core Bond Fund	3,607	1,478	(1,394)	9	85	27	53
Harbor Diversified International All Cap Fund	1,082	403	(263)	(197)	(16)	—	24
Harbor Global Leaders Fund	422	173	(166)	(64)	31	25	1
Harbor High-Yield Bond Fund	2,585	693	(561)	(181)	(48)	—	77
Harbor High-Yield Opportunities Fund	1,722	462	(357)	(144)	(25)	—	48
Harbor International Fund	1,086	396	(266)	50	(258)	—	36
Harbor International Growth Fund	1,094	349	(346)	(130)	40	—	21
Harbor Large Cap Value Fund	1,247	504	(473)	(128)	19	—	6
Harbor Mid Cap Growth Fund	581	332	(275)	(32)	(62)	118	—
Harbor Mid Cap Value Fund	834	591	(373)	(79)	(188)	6	22
Harbor Small Cap Growth Fund	528	246	(252)	24	(53)	20	—
Harbor Small Cap Value Fund	628	373	(294)	(28)	(89)	6	4
Harbor Strategic Growth Fund	534	184	(200)	(34)	15	8	2
Total	$20,092	$7,903	$(6,862)	$(934)	$(477)	$258	$356

a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
12

Harbor Target Retirement 2030 Fund
Fund Summary —April 30, 2020 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
TOTAL RETURNS For the periods ended 04/30/2020	Unannualized	1 Year	Annualized		Inception Date
	6 Months		5 Years	10 Years
Harbor Target Retirement 2030 Fund
Institutional Class	-4.62%	-1.19%	3.66%	5.90%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	4.86%	10.84%	3.80%	3.96%	—
Composite Index 2030	-4.40	-0.92	3.82	5.94	—
MSCI EAFE (ND)	-14.21	-11.34	-0.17	3.55	—
Russell 3000®	-4.33	-1.04	8.33	11.29	—
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratio was 0.76%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
13

Harbor Target Retirement 2030 Fund
Portfolio of Investments—April 30, 2020 (Unaudited)

Value and Cost in Thousands

EQUITY FUNDS—47.9%
Shares		Value
14,094	Harbor Capital Appreciation Fund	$ 1,083
193,838	Harbor Diversified International All Cap Fund	1,760
24,163	Harbor Global Leaders Fund	684
54,677	Harbor International Fund	1,758
118,626	Harbor International Growth Fund	1,756
135,746	Harbor Large Cap Value Fund	2,024
104,153	Harbor Mid Cap Growth Fund	953
90,307	Harbor Mid Cap Value Fund	1,327
69,384	Harbor Small Cap Growth Fund	857
36,326	Harbor Small Cap Value Fund	1,002
31,309	Harbor Strategic Growth Fund	674
TOTAL EQUITY FUNDS
(Cost $14,400)		13,878

FIXED INCOME FUNDS—52.1%
Shares		Value
368,606	Harbor Bond Fund	$ 4,464
409,911	Harbor Core Bond Fund	4,460
413,596	Harbor High-Yield Bond Fund	3,714
282,332	Harbor High-Yield Opportunities Fund	2,479
TOTAL FIXED INCOME FUNDS
(Cost $15,220)		15,117
TOTAL INVESTMENTS—100.0%
(Cost $29,620)		28,995
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$28,995

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated Funds during the period November 1, 2019 through April 30, 2020.
Underlying Funds	Beginning Balance as of 11/01/2019 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)		Investment Income from Affiliated Funds (000s)
					Sale of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Bond Fund	$ 4,495	$1,423	$(1,538)	$ 42	$ 42	$ —	$ 73
Harbor Capital Appreciation Fund	1,236	309	(483)	(6)	27	107	1
Harbor Core Bond Fund	4,494	1,410	(1,558)	13	101	32	63
Harbor Diversified International All Cap Fund	1,945	443	(253)	(357)	(18)	—	42
Harbor Global Leaders Fund	757	174	(191)	(110)	54	43	2
Harbor High-Yield Bond Fund	3,862	962	(773)	(264)	(73)	—	112
Harbor High-Yield Opportunities Fund	2,575	648	(494)	(205)	(45)	—	70
Harbor International Fund	1,947	436	(261)	(145)	(219)	—	63
Harbor International Growth Fund	1,969	343	(399)	(223)	66	—	37
Harbor Large Cap Value Fund	2,246	587	(627)	(307)	125	—	10
Harbor Mid Cap Growth Fund	1,068	449	(404)	(68)	(92)	209	—
Harbor Mid Cap Value Fund	1,491	862	(564)	(175)	(287)	11	37
Harbor Small Cap Growth Fund	954	323	(374)	32	(78)	34	—
Harbor Small Cap Value Fund	1,142	496	(436)	(86)	(114)	11	6
Harbor Strategic Growth Fund	697	166	(163)	(36)	10	10	3
Total	$30,878	$9,031	$(8,518)	$(1,895)	$(501)	$457	$519

a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
14

Harbor Target Retirement 2035 Fund
Fund Summary —April 30, 2020 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
TOTAL RETURNS For the periods ended 04/30/2020	Unannualized	1 Year	Annualized		Inception Date
	6 Months		5 Years	10 Years
Harbor Target Retirement 2035 Fund
Institutional Class	-5.56%	-2.43%	3.81%	6.31%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	4.86%	10.84%	3.80%	3.96%	—
Composite Index 2035	-5.50	-2.31	3.85	6.25	—
MSCI EAFE (ND)	-14.21	-11.34	-0.17	3.55	—
Russell 3000®	-4.33	-1.04	8.33	11.29	—
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratio was 0.76%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
15

Harbor Target Retirement 2035 Fund
Portfolio of Investments—April 30, 2020 (Unaudited)

Value and Cost in Thousands

EQUITY FUNDS—58.1%
Shares		Value
11,686	Harbor Capital Appreciation Fund	$ 898
151,270	Harbor Diversified International All Cap Fund	1,373
18,719	Harbor Global Leaders Fund	530
42,682	Harbor International Fund	1,373
92,153	Harbor International Growth Fund	1,364
105,971	Harbor Large Cap Value Fund	1,580
80,750	Harbor Mid Cap Growth Fund	739
73,391	Harbor Mid Cap Value Fund	1,078
54,353	Harbor Small Cap Growth Fund	671
29,451	Harbor Small Cap Value Fund	813
21,114	Harbor Strategic Growth Fund	455
TOTAL EQUITY FUNDS
(Cost $11,415)		10,874

FIXED INCOME FUNDS—41.9%
Shares		Value
185,866	Harbor Bond Fund	$ 2,251
206,604	Harbor Core Bond Fund	2,248
223,583	Harbor High-Yield Bond Fund	2,007
152,398	Harbor High-Yield Opportunities Fund	1,338
TOTAL FIXED INCOME FUNDS
(Cost $7,911)		7,844
TOTAL INVESTMENTS—100.0%
(Cost $19,326)		18,718
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$18,718

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated Funds during the period November 1, 2019 through April 30, 2020.
Underlying Funds	Beginning Balance as of 11/01/2019 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)		Investment Income from Affiliated Funds (000s)
					Sale of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Bond Fund	$ 2,310	$ 953	$(1,054)	$ (7)	$ 49	$ —	$ 38
Harbor Capital Appreciation Fund	989	296	(403)	(20)	36	87	1
Harbor Core Bond Fund	2,308	941	(1,058)	(11)	68	17	32
Harbor Diversified International All Cap Fund	1,507	344	(187)	(286)	(5)	—	33
Harbor Global Leaders Fund	583	147	(156)	(88)	44	34	1
Harbor High-Yield Bond Fund	2,052	725	(585)	(125)	(60)	—	61
Harbor High-Yield Opportunities Fund	1,368	481	(375)	(104)	(32)	—	38
Harbor International Fund	1,507	355	(207)	(128)	(154)	—	49
Harbor International Growth Fund	1,512	253	(276)	(172)	47	—	29
Harbor Large Cap Value Fund	1,731	517	(519)	(248)	99	—	8
Harbor Mid Cap Growth Fund	810	374	(321)	(68)	(56)	163	—
Harbor Mid Cap Value Fund	1,153	679	(394)	(164)	(196)	8	30
Harbor Small Cap Growth Fund	738	241	(271)	9	(46)	27	—
Harbor Small Cap Value Fund	880	396	(305)	(97)	(61)	9	5
Harbor Strategic Growth Fund	496	110	(134)	(27)	10	7	2
Total	$19,944	$6,812	$(6,245)	$(1,536)	$(257)	$352	$327

a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
16

Harbor Target Retirement 2040 Fund
Fund Summary —April 30, 2020 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
TOTAL RETURNS For the periods ended 04/30/2020	Unannualized	1 Year	Annualized		Inception Date
	6 Months		5 Years	10 Years
Harbor Target Retirement 2040 Fund
Institutional Class	-6.52%	-3.46%	3.96%	6.69%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	4.86%	10.84%	3.80%	3.96%	—
Composite Index 2040	-6.57	-3.64	3.87	6.60	—
MSCI EAFE (ND)	-14.21	-11.34	-0.17	3.55	—
Russell 3000®	-4.33	-1.04	8.33	11.29	—
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratio was 0.77%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
17

Harbor Target Retirement 2040 Fund
Portfolio of Investments—April 30, 2020 (Unaudited)

Value and Cost in Thousands

EQUITY FUNDS—67.4%
Shares		Value
20,276	Harbor Capital Appreciation Fund	$ 1,558
255,837	Harbor Diversified International All Cap Fund	2,323
32,278	Harbor Global Leaders Fund	914
72,164	Harbor International Fund	2,321
156,575	Harbor International Growth Fund	2,317
179,882	Harbor Large Cap Value Fund	2,682
136,786	Harbor Mid Cap Growth Fund	1,252
119,096	Harbor Mid Cap Value Fund	1,749
90,882	Harbor Small Cap Growth Fund	1,122
47,741	Harbor Small Cap Value Fund	1,318
35,669	Harbor Strategic Growth Fund	768
TOTAL EQUITY FUNDS
(Cost $19,288)		18,324

FIXED INCOME FUNDS—32.6%
Shares		Value
215,191	Harbor Bond Fund	$ 2,606
239,315	Harbor Core Bond Fund	2,604
243,660	Harbor High-Yield Bond Fund	2,188
165,627	Harbor High-Yield Opportunities Fund	1,454
TOTAL FIXED INCOME FUNDS
(Cost $8,866)		8,852
TOTAL INVESTMENTS—100.0%
(Cost $28,154)		27,176
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—
TOTAL NET ASSETS—100.0%		$27,176

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated Funds during the period November 1, 2019 through April 30, 2020.
Underlying Funds	Beginning Balance as of 11/01/2019 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)		Investment Income from Affiliated Funds (000s)
					Sale of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Bond Fund	$ 2,495	$ 1,296	$(1,233)	$ (9)	$ 57	$ —	$ 41
Harbor Capital Appreciation Fund	1,641	475	(573)	(66)	81	140	1
Harbor Core Bond Fund	2,492	1,294	(1,248)	(13)	79	18	35
Harbor Diversified International All Cap Fund	2,509	566	(253)	(499)	—	—	53
Harbor Global Leaders Fund	973	273	(253)	(137)	58	54	3
Harbor High-Yield Bond Fund	2,040	1,002	(658)	(124)	(72)	—	62
Harbor High-Yield Opportunities Fund	1,354	672	(426)	(98)	(48)	—	38
Harbor International Fund	2,520	562	(278)	(271)	(212)	—	79
Harbor International Growth Fund	2,539	435	(437)	(290)	70	—	46
Harbor Large Cap Value Fund	2,889	817	(758)	(411)	145	—	13
Harbor Mid Cap Growth Fund	1,344	563	(447)	(161)	(47)	260	—
Harbor Mid Cap Value Fund	1,939	1,130	(708)	(318)	(294)	13	47
Harbor Small Cap Growth Fund	1,222	385	(413)	(39)	(33)	43	—
Harbor Small Cap Value Fund	1,459	676	(546)	(209)	(62)	14	7
Harbor Strategic Growth Fund	820	179	(200)	(38)	7	11	4
Total	$28,236	$10,325	$(8,431)	$(2,683)	$(271)	$553	$429
The accompanying notes are an integral part of the Financial Statements.
18

Harbor Target Retirement 2045 Fund
Fund Summary —April 30, 2020 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
TOTAL RETURNS For the periods ended 04/30/2020	Unannualized	1 Year	Annualized		Inception Date
	6 Months		5 Years	10 Years
Harbor Target Retirement 2045 Fund
Institutional Class	-7.09%	-4.31%	4.09%	7.03%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	4.86%	10.84%	3.80%	3.96%	—
Composite Index 2045	-7.25	-4.44	3.97	6.91	—
MSCI EAFE (ND)	-14.21	-11.34	-0.17	3.55	—
Russell 3000®	-4.33	-1.04	8.33	11.29	—
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratio was 0.79%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
19

Harbor Target Retirement 2045 Fund
Portfolio of Investments—April 30, 2020 (Unaudited)

Value and Cost in Thousands

EQUITY FUNDS—72.8%
Shares		Value
11,529	Harbor Capital Appreciation Fund	$ 886
144,759	Harbor Diversified International All Cap Fund	1,314
18,660	Harbor Global Leaders Fund	529
40,832	Harbor International Fund	1,313
88,596	Harbor International Growth Fund	1,311
102,589	Harbor Large Cap Value Fund	1,530
76,705	Harbor Mid Cap Growth Fund	702
67,465	Harbor Mid Cap Value Fund	991
50,833	Harbor Small Cap Growth Fund	628
26,852	Harbor Small Cap Value Fund	741
20,295	Harbor Strategic Growth Fund	437
TOTAL EQUITY FUNDS
(Cost $11,058)		10,382

FIXED INCOME FUNDS—27.2%
Shares		Value
118,403	Harbor Bond Fund	$ 1,434
77,721	Harbor Core Bond Fund	846
107,077	Harbor High-Yield Bond Fund	961
72,565	Harbor High-Yield Opportunities Fund	637
TOTAL FIXED INCOME FUNDS
(Cost $3,873)		3,878
TOTAL INVESTMENTS—100.0%
(Cost $14,931)		14,260
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$14,260

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated Funds during the period November 1, 2019 through April 30, 2020.
Underlying Funds	Beginning Balance as of 11/01/2019 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)		Investment Income from Affiliated Funds (000s)
					Sale of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Bond Fund	$ 1,512	$ 733	$ (837)	$ (14)	$ 40	$ —	$ 25
Harbor Capital Appreciation Fund	928	245	(302)	(3)	18	81	1
Harbor Core Bond Fund	756	553	(485)	(9)	31	6	11
Harbor Diversified International All Cap Fund	1,399	290	(104)	(272)	1	—	31
Harbor Global Leaders Fund	560	136	(125)	(75)	33	32	2
Harbor High-Yield Bond Fund	956	469	(382)	(44)	(38)	—	28
Harbor High-Yield Opportunities Fund	633	312	(248)	(37)	(23)	—	17
Harbor International Fund	1,404	287	(115)	(179)	(84)	—	46
Harbor International Growth Fund	1,415	200	(188)	(142)	26	—	27
Harbor Large Cap Value Fund	1,631	411	(376)	(195)	59	—	8
Harbor Mid Cap Growth Fund	746	298	(231)	(75)	(36)	148	—
Harbor Mid Cap Value Fund	1,082	584	(343)	(148)	(184)	8	27
Harbor Small Cap Growth Fund	675	195	(208)	3	(37)	24	—
Harbor Small Cap Value Fund	810	349	(273)	(63)	(82)	8	4
Harbor Strategic Growth Fund	463	89	(101)	(19)	5	7	1
Total	$14,970	$5,151	$(4,318)	$(1,272)	$(271)	$314	$228

a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
20

Harbor Target Retirement 2050 Fund
Fund Summary —April 30, 2020 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
TOTAL RETURNS For the periods ended 04/30/2020	Unannualized	1 Year	Annualized		Inception Date
	6 Months		5 Years	10 Years
Harbor Target Retirement 2050 Fund
Institutional Class	-7.93%	-5.42%	4.17%	7.36%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	4.86%	10.84%	3.80%	3.96%	—
Composite Index 2050	-8.40	-5.92	3.94	7.17	—
MSCI EAFE (ND)	-14.21	-11.34	-0.17	3.55	—
Russell 3000®	-4.33	-1.04	8.33	11.29	—
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratio was 0.80%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
21

Harbor Target Retirement 2050 Fund
Portfolio of Investments—April 30, 2020 (Unaudited)

Value and Cost in Thousands

EQUITY FUNDS—81.8%
Shares		Value
21,706	Harbor Capital Appreciation Fund	$ 1,668
271,761	Harbor Diversified International All Cap Fund	2,467
35,384	Harbor Global Leaders Fund	1,002
76,682	Harbor International Fund	2,466
166,466	Harbor International Growth Fund	2,464
193,555	Harbor Large Cap Value Fund	2,886
143,362	Harbor Mid Cap Growth Fund	1,312
127,901	Harbor Mid Cap Value Fund	1,879
95,272	Harbor Small Cap Growth Fund	1,177
50,776	Harbor Small Cap Value Fund	1,401
38,179	Harbor Strategic Growth Fund	822
TOTAL EQUITY FUNDS
(Cost $20,518)		19,544

FIXED INCOME FUNDS—18.2%
Shares		Value
134,533	Harbor Bond Fund	$ 1,629
74,795	Harbor Core Bond Fund	814
218,659	Harbor High-Yield Opportunities Fund	1,920
TOTAL FIXED INCOME FUNDS
(Cost $4,377)		4,363
TOTAL INVESTMENTS—100.0%
(Cost $24,895)		23,907
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$23,907

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated Funds during the period November 1, 2019 through April 30, 2020.
Underlying Funds	Beginning Balance as of 11/01/2019 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)		Investment Income from Affiliated Funds (000s)
					Sale of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Bond Fund	$ 1,497	$1,071	$ (970)	$ (9)	$ 40	$ —	$ 25
Harbor Capital Appreciation Fund	1,809	403	(561)	(88)	105	157	2
Harbor Core Bond Fund	748	536	(491)	(10)	31	5	11
Harbor Diversified International All Cap Fund	2,724	466	(191)	(527)	(5)	—	59
Harbor Global Leaders Fund	1,102	201	(216)	(135)	50	63	2
Harbor High-Yield Opportunities Fund	1,827	1,025	(736)	(106)	(90)	—	51
Harbor International Fund	2,728	478	(222)	(344)	(174)	—	88
Harbor International Growth Fund	2,738	341	(385)	(296)	66	—	52
Harbor Large Cap Value Fund	3,186	588	(610)	(402)	124	—	15
Harbor Mid Cap Growth Fund	1,443	481	(383)	(217)	(12)	285	—
Harbor Mid Cap Value Fund	2,107	1,039	(614)	(401)	(252)	15	52
Harbor Small Cap Growth Fund	1,306	290	(345)	(68)	(6)	47	—
Harbor Small Cap Value Fund	1,573	593	(478)	(261)	(26)	15	8
Harbor Strategic Growth Fund	904	126	(177)	(38)	7	13	4
Total	$25,692	$7,638	$(6,379)	$(2,902)	$(142)	$600	$369

a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
22

Harbor Target Retirement 2055 Fund
Fund Summary —April 30, 2020 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
TOTAL RETURNS For the periods ended 04/30/2020	Unannualized	1 Year	Annualized		Inception Date
	6 Months		5 Years	Life of Fund
Harbor Target Retirement 2055 Fund
Institutional Class	-8.76%	-6.49%	4.12%	4.92%	11/01/2014
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	4.86%	10.84%	3.80%	3.83%	—
Composite Index 2055	-9.47	-7.20	3.83	4.35	—
MSCI EAFE (ND)	-14.21	-11.34	-0.17	1.05	—
Russell 3000®	-4.33	-1.04	8.33	8.46	—
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratio was 0.80%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
23

Harbor Target Retirement 2055 Fund
Portfolio of Investments—April 30, 2020 (Unaudited)

Value and Cost in Thousands

EQUITY FUNDS—91.0%
Shares		Value
6,512	Harbor Capital Appreciation Fund	$ 500
81,205	Harbor Diversified International All Cap Fund	737
10,738	Harbor Global Leaders Fund	304
22,907	Harbor International Fund	737
49,702	Harbor International Growth Fund	735
58,071	Harbor Large Cap Value Fund	866
42,585	Harbor Mid Cap Growth Fund	390
37,897	Harbor Mid Cap Value Fund	557
28,122	Harbor Small Cap Growth Fund	347
14,965	Harbor Small Cap Value Fund	413
11,456	Harbor Strategic Growth Fund	247
TOTAL EQUITY FUNDS
(Cost $6,328)		5,833

FIXED INCOME FUNDS—9.0%
Shares		Value
26,036	Harbor Bond Fund	$ 315
29,446	Harbor High-Yield Opportunities Fund	259
TOTAL FIXED INCOME FUNDS
(Cost $581)		574
TOTAL INVESTMENTS—100.0%
(Cost $6,909)		6,407
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$6,407

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated Funds during the period November 1, 2019 through April 30, 2020.
Underlying Funds	Beginning Balance as of 11/01/2019 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)		Investment Income from Affiliated Funds (000s)
					Sale of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Bond Fund	$ 239	$ 258	$ (188)	$ (4)	$ 10	$ —	$ 4
Harbor Capital Appreciation Fund	483	153	(141)	4	1	43	—
Harbor Diversified International All Cap Fund	724	242	(76)	(150)	(3)	—	16
Harbor Global Leaders Fund	299	85	(56)	(37)	13	17	1
Harbor High-Yield Opportunities Fund	194	197	(108)	(16)	(8)	—	6
Harbor International Fund	724	249	(89)	(56)	(91)	—	24
Harbor International Growth Fund	730	186	(115)	(78)	12	—	14
Harbor Large Cap Value Fund	851	238	(142)	(93)	12	—	4
Harbor Mid Cap Growth Fund	382	154	(84)	(44)	(18)	78	—
Harbor Mid Cap Value Fund	557	331	(143)	(109)	(79)	4	14
Harbor Small Cap Growth Fund	343	100	(74)	(5)	(17)	13	—
Harbor Small Cap Value Fund	415	193	(114)	(44)	(37)	4	2
Harbor Strategic Growth Fund	242	60	(46)	(11)	2	4	1
Total	$6,183	$2,446	$(1,376)	$(643)	$(203)	$163	$ 86

a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
24

Harbor Target Retirement 2060 Fund
Fund Summary —April 30, 2020 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
TOTAL RETURNS For the periods ended 04/30/2020	Unannualized	1 Year	5 Years	Unannualized	Inception Date
	6 Months			Life of Fund
Harbor Target Retirement 2060 Fund
Institutional Class	-10.09%	N/A	N/A	-10.09%	11/01/2019
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	4.86%	N/A	N/A	4.86%	—
Composite Index 2060	-10.57	N/A	N/A	-10.57	—
MSCI EAFE (ND)	-14.21	N/A	N/A	-14.21	—
Russell 3000®	-4.33	N/A	N/A	-4.33	—
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratio was 0.80%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
25

Harbor Target Retirement 2060 Fund
Portfolio of Investments—April 30, 2020 (Unaudited)

Value and Cost in Thousands

EQUITY FUNDS—92.8%
Shares		Value
318	Harbor Capital Appreciation Fund	$ 24
3,956	Harbor Diversified International All Cap Fund	36
525	Harbor Global Leaders Fund	15
1,116	Harbor International Fund	36
2,421	Harbor International Growth Fund	36
2,833	Harbor Large Cap Value Fund	42
2,072	Harbor Mid Cap Growth Fund	19
1,850	Harbor Mid Cap Value Fund	27
1,368	Harbor Small Cap Growth Fund	17
730	Harbor Small Cap Value Fund	20
558	Harbor Strategic Growth Fund	12
TOTAL EQUITY FUNDS
(Cost $294)		284

FIXED INCOME FUNDS—7.2%
Shares		Value
990	Harbor Bond Fund	$ 12
1,119	Harbor High-Yield Opportunities Fund	10
TOTAL FIXED INCOME FUNDS
(Cost $22)		22
TOTAL INVESTMENTS—100.0%
(Cost $316)		306
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$306

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated Funds during the period November 1, 2019 (inception) through April 30, 2020.
Underlying Funds	Beginning Balance as of 11/01/2019 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Investment Income from Affiliated Funds (000s)
						Sale of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Bond Fund	$—	$ 18	$ (6)	$ —	$ —	$—	$—
Harbor Capital Appreciation Fund	—	33	(8)	—	(1)	1	—
Harbor Diversified International All Cap Fund	—	52	(13)	(2)	(1)	—	—
Harbor Global Leaders Fund	—	20	(5)	—	—	—	—
Harbor High-Yield Opportunities Fund	—	15	(5)	—	—	—	—
Harbor International Fund	—	52	(12)	(2)	(2)	—	1
Harbor International Growth Fund	—	50	(12)	(1)	(1)	—	—
Harbor Large Cap Value Fund	—	59	(14)	(2)	(1)	—	—
Harbor Mid Cap Growth Fund	—	27	(7)	—	(1)	1	—
Harbor Mid Cap Value Fund	—	41	(10)	(2)	(2)	—	—
Harbor Small Cap Growth Fund	—	24	(7)	—	—	—	—
Harbor Small Cap Value Fund	—	29	(7)	(1)	(1)	—	—
Harbor Strategic Growth Fund	—	17	(5)	—	—	—	—
Total	$—	$437	$(111)	$(10)	$(10)	$ 2	$ 1

a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
26

Harbor Target Retirement Funds
StatementS of Assets and Liabilities—April 30, 2020 (Unaudited)

(All amounts in thousands, except per share amounts)
	Harbor Target Retirement Income Fund	Harbor Target Retirement 2020 Fund	Harbor Target Retirement 2025 Fund	Harbor Target Retirement 2030 Fund	Harbor Target Retirement 2035 Fund	Harbor Target Retirement 2040 Fund	Harbor Target Retirement 2045 Fund	Harbor Target Retirement 2050 Fund	Harbor Target Retirement 2055 Fund	Harbor Target Retirement 2060 Fund
ASSETS
Investments, at identified cost	$19,200	$22,859	$20,048	$29,620	$19,326	$28,154	$14,931	$24,895	$6,909	$ 316
Investments in affiliated funds, at value	$19,154	$22,828	$19,722	$28,995	$18,718	$27,176	$14,260	$23,907	$6,407	$ 306
Receivables for:
Investments in affiliated funds sold	116	2	51	239	3	439	201	302	59	—
Capital shares sold	—	—	—	—	—	—	—	49	—	—
Distributions from affiliated funds	1	1	—	—	—	—	—	—	—	—
Total Assets	19,271	22,831	19,773	29,234	18,721	27,615	14,461	24,258	6,466	306
LIABILITIES
Payables for:
Investments in affiliated funds purchased	92	1	—	237	—	435	197	351	59	—
Capital shares reacquired	25	2	51	2	3	4	4	—	—	—
Total Liabilities	117	3	51	239	3	439	201	351	59	—
NET ASSETS	$19,154	$22,828	$19,722	$28,995	$18,718	$27,176	$14,260	$23,907	$6,407	$ 306
Net Assets Consist of:
Paid-in capital	$19,750	$23,361	$20,603	$30,104	$19,523	$28,190	$15,122	$24,862	$7,010	$ 324
Total distributable earnings/(loss)	(596)	(533)	(881)	(1,109)	(805)	(1,014)	(862)	(955)	(603)	(18)
	$19,154	$22,828	$19,722	$28,995	$18,718	$27,176	$14,260	$23,907	$6,407	$ 306
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$19,154	$22,828	$19,722	$28,995	$18,718	$27,176	$14,260	$23,907	$6,407	$ 306
Shares of beneficial interest[1]	2,129	2,446	1,729	3,545	1,460	3,498	1,093	2,852	633	34
Net asset value per share[2]	$ 9.00	$ 9.33	$ 11.40	$ 8.18	$ 12.83	$ 7.77	$ 13.05	$ 8.38	$10.11	$8.88

1	Par value $0.01 (unlimited authorizations)
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.
The accompanying notes are an integral part of the Financial Statements.

27

Harbor Target Retirement Funds
StatementS of Operations—Six Months Ended April 30, 2020 (Unaudited)

(All amounts in thousands)
	Harbor Target Retirement Income Fund	Harbor Target Retirement 2020 Fund	Harbor Target Retirement 2025 Fund	Harbor Target Retirement 2030 Fund	Harbor Target Retirement 2035 Fund	Harbor Target Retirement 2040 Fund	Harbor Target Retirement 2045 Fund	Harbor Target Retirement 2050 Fund	Harbor Target Retirement 2055 Fund	Harbor Target Retirement 2060 Fund
Investment Income
Dividends from affiliated funds	$ 330	$ 408	$ 356	$ 519	$ 327	$ 429	$ 228	$ 369	$ 86	$ 1
Total Investment Income	330	408	356	519	327	429	228	369	86	1
Net Investment Income/(Loss)	330	408	356	519	327	429	228	369	86	1
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Sale of affiliated funds	(226)	(348)	(477)	(501)	(257)	(271)	(271)	(142)	(203)	(10)
Distributions received from affiliated funds	143	246	258	457	352	553	314	600	163	2
Change in net unrealized appreciation/(depreciation) on:
Affiliated funds	(471)	(828)	(934)	(1,895)	(1,536)	(2,683)	(1,272)	(2,902)	(643)	(10)
Net gain/(loss) on investment transactions	(554)	(930)	(1,153)	(1,939)	(1,441)	(2,401)	(1,229)	(2,444)	(683)	(18)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(224)	$(522)	$ (797)	$(1,420)	$(1,114)	$(1,972)	$(1,001)	$(2,075)	$(597)	$(17)
The accompanying notes are an integral part of the Financial Statements.

28

Harbor Target Retirement Funds
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor Target Retirement Income Fund		Harbor Target Retirement 2020 Fund		Harbor Target Retirement 2025 Fund		Harbor Target Retirement 2030 Fund
	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income/(loss)	$ 330	$ 376	$ 408	$ 677	$ 356	$ 489	$ 519	$ 722
Net realized gain/(loss) on sale of affiliated funds	(226)	(130)	(348)	55	(477)	41	(501)	130
Realized gain distributions received from affiliated funds	143	238	246	812	258	709	457	1,338
Change in net unrealized appreciation/(depreciation) on affiliated funds	(471)	801	(828)	1,081	(934)	933	(1,895)	1,206
Net increase/(decrease) in assets resulting from operations	(224)	1,285	(522)	2,625	(797)	2,172	(1,420)	3,396
Distributions to Shareholders
Institutional Class	(354)	(618)	(1,010)	(1,480)	(1,349)	(1,339)	(2,233)	(1,951)
Total distributions to shareholders	(354)	(618)	(1,010)	(1,480)	(1,349)	(1,339)	(2,233)	(1,951)
Net Increase/(Decrease) Derived from Capital Share Transactions	2,291	4,213	(383)	(1,956)	1,776	1,608	1,770	1,460
Net increase/(decrease) in net assets	1,713	4,880	(1,915)	(811)	(370)	2,441	(1,883)	2,905
Net Assets
Beginning of period	17,441	12,561	24,743	25,554	20,092	17,651	30,878	27,973
End of period	$19,154	$17,441	$22,828	$24,743	$19,722	$20,092	$28,995	$30,878

a	Inception
The accompanying notes are an integral part of the Financial Statements.

29

Harbor Target Retirement 2035 Fund		Harbor Target Retirement 2040 Fund		Harbor Target Retirement 2045 Fund		Harbor Target Retirement 2050 Fund		Harbor Target Retirement 2055 Fund		Harbor Target Retirement 2060 Fund
November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019[a] through April 30, 2020
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$ 327	$ 367	$ 429	$ 474	$ 228	$ 226	$ 369	$ 317	$ 86	$ 45	$ 1
(257)	114	(271)	396	(271)	99	(142)	283	(203)	2	(10)
352	900	553	1,633	314	934	600	1,893	163	355	2
(1,536)	773	(2,683)	856	(1,272)	506	(2,902)	699	(643)	251	(10)
(1,114)	2,154	(1,972)	3,359	(1,001)	1,765	(2,075)	3,192	(597)	653	(17)

(1,534)	(955)	(2,674)	(2,079)	(1,463)	(894)	(2,860)	(1,977)	(483)	(311)	(1)
(1,534)	(955)	(2,674)	(2,079)	(1,463)	(894)	(2,860)	(1,977)	(483)	(311)	(1)
1,422	3,621	3,586	2,906	1,754	1,689	3,150	1,086	1,304	2,085	324
(1,226)	4,820	(1,060)	4,186	(710)	2,560	(1,785)	2,301	224	2,427	306

19,944	15,124	28,236	24,050	14,970	12,410	25,692	23,391	6,183	3,756	—
$18,718	$19,944	$27,176	$28,236	$14,260	$14,970	$23,907	$25,692	$6,407	$6,183	$306
30

Harbor Target Retirement Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
	Harbor Target Retirement Income Fund		Harbor Target Retirement 2020 Fund		Harbor Target Retirement 2025 Fund		Harbor Target Retirement 2030 Fund
	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$ 4,417	$ 6,194	$ 2,377	$ 3,456	$ 2,850	$ 4,684	$ 2,148	$ 6,413
Reinvested distributions	354	618	1,010	1,480	1,349	1,339	2,233	1,951
Cost of shares reacquired	(2,480)	(2,599)	(3,770)	(6,892)	(2,423)	(4,415)	(2,611)	(6,904)
Net increase/(decrease) in net assets	$ 2,291	$ 4,213	$ (383)	$(1,956)	$ 1,776	$ 1,608	$ 1,770	$ 1,460
SHARES
Institutional Class
Shares sold	478	683	245	365	232	389	245	739
Shares issued due to reinvestment of distributions	39	72	104	169	111	122	252	244
Shares reacquired	(276)	(294)	(397)	(729)	(206)	(365)	(304)	(797)
Net increase/(decrease) in shares outstanding	241	461	(48)	(195)	137	146	193	186

a	Inception
The accompanying notes are an integral part of the Financial Statements.

31

Harbor Target Retirement 2035 Fund		Harbor Target Retirement 2040 Fund		Harbor Target Retirement 2045 Fund		Harbor Target Retirement 2050 Fund		Harbor Target Retirement 2055 Fund		Harbor Target Retirement 2060 Fund
November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through April 30, 2020	November 1, 2018 through October 31, 2019	November 1, 2019[a] through April 30, 2020
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$ 1,857	$ 5,670	$ 3,177	$ 5,000	$ 1,831	$ 3,935	$ 2,016	$ 3,823	$1,375	$2,489	$ 438
1,534	955	2,674	2,079	1,463	894	2,860	1,977	483	311	1
(1,969)	(3,004)	(2,265)	(4,173)	(1,540)	(3,140)	(1,726)	(4,714)	(554)	(715)	(115)
$ 1,422	$ 3,621	$ 3,586	$ 2,906	$ 1,754	$ 1,689	$ 3,150	$ 1,086	$1,304	$2,085	$ 324

134	411	370	580	132	270	219	396	125	221	46
109	76	308	268	100	68	299	233	41	32	—
(145)	(216)	(267)	(478)	(107)	(215)	(193)	(487)	(51)	(65)	(12)
98	271	411	370	125	123	325	142	115	188	34
32

Harbor Target Retirement Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR TARGET RETIREMENT INCOME FUND

	Institutional Class
	6-Month Period Ended April 30, 2020	Year Ended October 31,
		2019	2018	2017	2016	2015
	(Unaudited)
Net asset value beginning of period	$ 9.24	$ 8.80	$ 9.25	$ 8.93	$ 9.19	$ 9.75
Income from Investment Operations
Net investment income/(loss)[a]	0.15	0.25	0.28	0.22	0.25	0.34
Net realized and unrealized gains/(losses) on investments	(0.23)	0.62	(0.38)	0.40	0.08	(0.30)
Total from investment operations	(0.08)	0.87	(0.10)	0.62	0.33	0.04
Less Distributions
Dividends from net investment income	(0.16)	(0.27)	(0.29)	(0.27)	(0.29)	(0.35)
Distributions from net realized capital gains	—	(0.16)	(0.06)	(0.03)	(0.30)	(0.25)
Total distributions	(0.16)	(0.43)	(0.35)	(0.30)	(0.59)	(0.60)
Net asset value end of period	9.00	9.24	8.80	9.25	8.93	9.19
Net assets end of period (000s)	$19,154	$17,441	$12,561	$13,746	$13,805	$15,124
Ratios and Supplemental Data (%)
Total return	(0.88)% [d]	10.31%	(1.14)%	7.17%	3.91%	0.46%
Ratio of total expenses to average net assets[b]	—	—	—	—	—	—
Ratio of net investment income to average net assets[b]	3.26 [e]	2.85	3.13	2.46	2.87	3.57
Portfolio turnover[c]	30 [d]	67	28	16	26	24

HARBOR TARGET RETIREMENT 2020 FUND
	Institutional Class
	6-Month Period Ended April 30, 2020	Year Ended October 31,
		2019	2018	2017	2016	2015
	(Unaudited)
Net asset value beginning of period	$ 9.92	$ 9.50	$ 9.90	$ 9.29	$ 9.94	$ 10.63
Income from Investment Operations
Net investment income/(loss)[a]	0.16	0.25	0.28	0.23	0.26	0.32
Net realized and unrealized gains/(losses) on investments	(0.36)	0.73	(0.40)	0.73	0.04	(0.30)
Total from investment operations	(0.20)	0.98	(0.12)	0.96	0.30	0.02
Less Distributions
Dividends from net investment income	(0.27)	(0.28)	(0.28)	(0.24)	(0.32)	(0.34)
Distributions from net realized capital gains	(0.12)	(0.28)	—	(0.11)	(0.63)	(0.37)
Total distributions	(0.39)	(0.56)	(0.28)	(0.35)	(0.95)	(0.71)
Net asset value end of period	9.33	9.92	9.50	9.90	9.29	9.94
Net assets end of period (000s)	$22,828	$24,743	$25,554	$27,742	$25,419	$27,290
Ratios and Supplemental Data (%)
Total return	(2.17)% [d]	11.04%	(1.29)%	10.77%	3.56%	0.30%
Ratio of total expenses to average net assets[b]	—	—	—	—	—	—
Ratio of net investment income to average net assets[b]	3.32 [e]	2.69	2.89	2.44	2.83	3.19
Portfolio turnover[c]	34 [d]	64	31	29	33	28
See page 37 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

33

HARBOR TARGET RETIREMENT 2025 FUND

	Institutional Class
	6-Month Period Ended April 30, 2020	Year Ended October 31,
		2019	2018	2017	2016	2015
	(Unaudited)
Net asset value beginning of period	$ 12.62	$ 12.21	$ 12.76	$ 11.78	$ 12.32	$ 13.48
Income from Investment Operations
Net investment income/(loss)[a]	0.21	0.31	0.37	0.29	0.31	0.37
Net realized and unrealized gains/(losses) on investments	(0.63)	1.03	(0.57)	1.12	0.05	(0.36)
Total from investment operations	(0.42)	1.34	(0.20)	1.41	0.36	0.01
Less Distributions
Dividends from net investment income	(0.33)	(0.38)	(0.35)	(0.28)	(0.37)	(0.41)
Distributions from net realized capital gains	(0.47)	(0.55)	—	(0.15)	(0.53)	(0.76)
Total distributions	(0.80)	(0.93)	(0.35)	(0.43)	(0.90)	(1.17)
Net asset value end of period	11.40	12.62	12.21	12.76	11.78	12.32
Net assets end of period (000s)	$19,722	$20,092	$17,651	$21,218	$14,293	$11,487
Ratios and Supplemental Data (%)
Total return	(3.72)% [d]	12.09%	(1.63)%	12.38%	3.39%	0.11%
Ratio of total expenses to average net assets[b]	—	—	—	—	—	—
Ratio of net investment income to average net assets[b]	3.45 [e]	2.57	2.92	2.42	2.69	2.91
Portfolio turnover[c]	33 [d]	61	36	24	25	25

HARBOR TARGET RETIREMENT 2030 FUND
	Institutional Class
	6-Month Period Ended April 30, 2020	Year Ended October 31,
		2019	2018	2017	2016	2015
	(Unaudited)
Net asset value beginning of period	$ 9.21	$ 8.84	$ 9.25	$ 8.60	$ 9.19	$ 10.04
Income from Investment Operations
Net investment income/(loss)[a]	0.15	0.21	0.24	0.20	0.21	0.24
Net realized and unrealized gains/(losses) on investments	(0.53)	0.77	(0.38)	0.96	0.01	(0.23)
Total from investment operations	(0.38)	0.98	(0.14)	1.16	0.22	0.01
Less Distributions
Dividends from net investment income	(0.24)	(0.25)	(0.25)	(0.21)	(0.26)	(0.28)
Distributions from net realized capital gains	(0.41)	(0.36)	(0.02)	(0.30)	(0.55)	(0.58)
Total distributions	(0.65)	(0.61)	(0.27)	(0.51)	(0.81)	(0.86)
Net asset value end of period	8.18	9.21	8.84	9.25	8.60	9.19
Net assets end of period (000s)	$28,995	$30,878	$27,973	$28,618	$24,634	$25,084
Ratios and Supplemental Data (%)
Total return	(4.62)% [d]	12.21%	(1.57)%	14.18%	2.96%	0.13%
Ratio of total expenses to average net assets[b]	—	—	—	—	—	—
Ratio of net investment income to average net assets[b]	3.38 [e]	2.41	2.62	2.30	2.54	2.55
Portfolio turnover[c]	28 [d]	46	31	29	31	24
The accompanying notes are an integral part of the Financial Statements.

34

Harbor Target Retirement Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR TARGET RETIREMENT 2035 FUND

	Institutional Class
	6-Month Period Ended April 30, 2020	Year Ended October 31,
		2019	2018	2017	2016	2015
	(Unaudited)
Net asset value beginning of period	$ 14.64	$ 13.86	$ 14.44	$ 12.93	$ 13.56	$14.92
Income from Investment Operations
Net investment income/(loss)[a]	0.22	0.28	0.33	0.28	0.27	0.30
Net realized and unrealized gains/(losses) on investments	(0.94)	1.36	(0.58)	1.75	0.04	(0.26)
Total from investment operations	(0.72)	1.64	(0.25)	2.03	0.31	0.04
Less Distributions
Dividends from net investment income	(0.34)	(0.35)	(0.33)	(0.28)	(0.35)	(0.36)
Distributions from net realized capital gains	(0.75)	(0.51)	—	(0.24)	(0.59)	(1.04)
Total distributions	(1.09)	(0.86)	(0.33)	(0.52)	(0.94)	(1.40)
Net asset value end of period	12.83	14.64	13.86	14.44	12.93	13.56
Net assets end of period (000s)	$18,718	$19,944	$15,124	$15,005	$11,496	$9,007
Ratios and Supplemental Data (%)
Total return	(5.56)% [d]	12.83%	(1.79)%	16.31%	2.70%	0.34%
Ratio of total expenses to average net assets[b]	—	—	—	—	—	—
Ratio of net investment income to average net assets[b]	3.28 [e]	2.05	2.26	2.06	2.17	2.17
Portfolio turnover[c]	31 [d]	35	29	26	26	22

HARBOR TARGET RETIREMENT 2040 FUND
	Institutional Class
	6-Month Period Ended April 30, 2020	Year Ended October 31,
		2019	2018	2017	2016	2015
	(Unaudited)
Net asset value beginning of period	$ 9.15	$ 8.85	$ 9.30	$ 8.42	$ 9.05	$ 9.84
Income from Investment Operations
Net investment income/(loss)[a]	0.13	0.15	0.18	0.15	0.17	0.18
Net realized and unrealized gains/(losses) on investments	(0.63)	0.90	(0.34)	1.30	(0.01)	(0.10)
Total from investment operations	(0.50)	1.05	(0.16)	1.45	0.16	0.08
Less Distributions
Dividends from net investment income	(0.20)	(0.20)	(0.19)	(0.17)	(0.20)	(0.22)
Distributions from net realized capital gains	(0.68)	(0.55)	(0.10)	(0.40)	(0.59)	(0.65)
Total distributions	(0.88)	(0.75)	(0.29)	(0.57)	(0.79)	(0.87)
Net asset value end of period	7.77	9.15	8.85	9.30	8.42	9.05
Net assets end of period (000s)	$27,176	$28,236	$24,050	$24,940	$19,448	$19,805
Ratios and Supplemental Data (%)
Total return	(6.52)% [d]	13.43%	(1.84)%	18.26%	2.36%	0.94%
Ratio of total expenses to average net assets[b]	—	—	—	—	—	—
Ratio of net investment income to average net assets[b]	3.06 [e]	1.77	1.90	1.78	2.03	1.96
Portfolio turnover[c]	30 [d]	28	30	21	30	18
See page 37 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

35

HARBOR TARGET RETIREMENT 2045 FUND

	Institutional Class
	6-Month Period Ended April 30, 2020	Year Ended October 31,
		2019	2018	2017	2016	2015
	(Unaudited)
Net asset value beginning of period	$ 15.46	$ 14.69	$ 15.43	$13.51	$14.25	$15.17
Income from Investment Operations
Net investment income/(loss)[a]	0.22	0.24	0.23	0.21	0.21	0.23
Net realized and unrealized gains/(losses) on investments	(1.15)	1.56	(0.49)	2.42	0.01	(0.06)
Total from investment operations	(0.93)	1.80	(0.26)	2.63	0.22	0.17
Less Distributions
Dividends from net investment income	(0.31)	(0.29)	(0.28)	(0.22)	(0.27)	(0.29)
Distributions from net realized capital gains	(1.17)	(0.74)	(0.20)	(0.49)	(0.69)	(0.80)
Total distributions	(1.48)	(1.03)	(0.48)	(0.71)	(0.96)	(1.09)
Net asset value end of period	13.05	15.46	14.69	15.43	13.51	14.25
Net assets end of period (000s)	$14,260	$14,970	$12,410	$9,863	$7,211	$5,523
Ratios and Supplemental Data (%)
Total return	(7.09)% [d]	13.48%	(1.83)%	20.37%	1.91%	1.23%
Ratio of total expenses to average net assets[b]	—	—	—	—	—	—
Ratio of net investment income to average net assets[b]	3.05 [e]	1.62	1.49	1.50	1.58	1.56
Portfolio turnover[c]	29 [d]	29	22	32	24	15

HARBOR TARGET RETIREMENT 2050 FUND
	Institutional Class
	6-Month Period Ended April 30, 2020	Year Ended October 31,
		2019	2018	2017	2016	2015
	(Unaudited)
Net asset value beginning of period	$ 10.17	$ 9.81	$ 10.42	$ 9.23	$ 10.39	$ 11.40
Income from Investment Operations
Net investment income/(loss)[a]	0.13	0.12	0.13	0.12	0.12	0.14
Net realized and unrealized gains/(losses) on investments	(0.80)	1.08	(0.33)	1.81	(0.03)	0.05
Total from investment operations	(0.67)	1.20	(0.20)	1.93	0.09	0.19
Less Distributions
Dividends from net investment income	(0.18)	(0.17)	(0.16)	(0.13)	(0.17)	(0.19)
Distributions from net realized capital gains	(0.94)	(0.67)	(0.25)	(0.61)	(1.08)	(1.01)
Total distributions	(1.12)	(0.84)	(0.41)	(0.74)	(1.25)	(1.20)
Net asset value end of period	8.38	10.17	9.81	10.42	9.23	10.39
Net assets end of period (000s)	$23,907	$25,692	$23,391	$22,821	$18,728	$19,221
Ratios and Supplemental Data (%)
Total return	(7.93)% [d]	13.92%	(2.06)%	22.40%	1.51%	1.83%
Ratio of total expenses to average net assets[b]	—	—	—	—	—	—
Ratio of net investment income to average net assets[b]	2.90 [e]	1.28	1.20	1.27	1.34	1.35
Portfolio turnover[c]	25 [d]	25	22	33	24	24
The accompanying notes are an integral part of the Financial Statements.

36

Harbor Target Retirement Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR TARGET RETIREMENT 2055 FUND

	Institutional Class
	6-Month Period Ended April 30, 2020	Year Ended October 31,
		2019	2018	2017	2016	2015
	(Unaudited)
Net asset value beginning of period	$11.94	$11.39	$11.97	$10.02	$10.08	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.15	0.10	0.11	0.10	0.11	0.05
Net realized and unrealized gains/(losses) on investments	(1.07)	1.34	(0.37)	2.17	0.01	0.18
Total from investment operations	(0.92)	1.44	(0.26)	2.27	0.12	0.23
Less Distributions
Dividends from net investment income	(0.18)	(0.16)	(0.16)	(0.12)	(0.14)	(0.15)
Distributions from net realized capital gains	(0.73)	(0.73)	(0.16)	(0.20)	(0.04)	—
Total distributions	(0.91)	(0.89)	(0.32)	(0.32)	(0.18)	(0.15)
Net asset value end of period	10.11	11.94	11.39	11.97	10.02	10.08
Net assets end of period (000s)	$6,407	$6,183	$3,756	$2,728	$1,240	$ 762
Ratios and Supplemental Data (%)
Total return	(8.76)% [d]	14.24%	(2.31)%	23.34%	1.38%	2.28%
Ratio of total expenses to average net assets[b]	—	—	—	—	—	—
Ratio of net investment income to average net assets[b]	2.70 [e]	0.90	0.91	0.95	1.13	0.52
Portfolio turnover[c]	21 [d]	14	29	32	33	15

HARBOR TARGET RETIREMENT 2060 FUND
Institutional Class
6-Month Period Ended April 30, 2020[f]
(Unaudited)
Net asset value beginning of period	$ 10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.08
Net realized and unrealized gains/(losses) on investments	(1.07)
Total from investment operations	(0.99)
Less Distributions
Dividends from net investment income	(0.13)
Distributions from net realized capital gains	—
Total distributions	(0.13)
Net asset value end of period	8.88
Net assets end of period (000s)	$ 306
Ratios and Supplemental Data (%)
Total return	(10.09)% [d]
Ratio of total expenses to average net assets[b]	—
Ratio of net investment income to average net assets[b]	1.61 [e]
Portfolio turnover[c]	85 [d]

a	Amounts are based on average daily shares outstanding during the period.
b	Ratios of income and expenses to average net assets represents the expenses paid by the Fund but does not include the acquired fund fees and expenses from underlying funds.
c	Amounts do not include the activity of the underlying funds.
d	Unannualized
e	Annualized
f	Fund Inception was November 1, 2019.
The accompanying notes are an integral part of the Financial Statements.

37

Harbor Target Retirement Funds
Notes to Financial Statements—April 30, 2020 (Unaudited)

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. As of April 30, 2020, the Trust consists of 38 separate portfolios. The portfolios covered by this report are: Harbor Target Retirement Income Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund, Harbor Target Retirement 2050 Fund, Harbor Target Retirement 2055 Fund, and Harbor Target Retirement 2060 Fund (each individually referred to as a “Fund” and collectively referred to as the “Funds” or “Target Retirement Funds”).  The Funds invest in a combination of other funds of the Trust (the “Underlying Funds”).  Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds and the Underlying Funds.  The Underlying Funds are managed by subadvisers, none of which is affiliated with the Adviser.
The Funds currently offer one class of shares, designated as Institutional Class.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
The holdings of each Target Retirement Fund consist entirely of Institutional Class shares of the Underlying Funds, which are valued at their respective net asset values.
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2, and Level 3. The inputs or methodologies used for valuing securities are not necessarily indicative of the risk associated with investing in those securities. The assignment of an investment to Levels 1, 2, or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include each Fund’s own assumptions.
Each Fund used observable inputs in its valuation methodologies whenever they were available and deemed reliable. At April 30, 2020, all investments held by each Fund (as disclosed in the Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at April 30, 2020 or October 31, 2019. For Harbor Target Retirement 2060 Fund, there were no Level 3 investments at April 30, 2020 or November 1, 2019 (inception).
Description of the Underlying Funds
In pursuing its investment objectives and strategies, each of the Underlying Funds is permitted to engage in a wide range of investment practices. Further information about the Underlying Funds is contained in the Target Retirement Funds’ prospectus and statement of additional information, as well as the prospectus of each of the Underlying Funds. The accounting policies of each of the Underlying Funds are disclosed in each Underlying Fund’s respective shareholder report. Because each Fund invests in the Underlying Funds, shareholders of each Fund will be affected by the investment practices of the Underlying Funds in direct proportion to the amount of assets each Fund allocates to the Underlying Funds.
38

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
The Funds do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Funds may represent a significant portion of an Underlying Fund’s net assets. At April 30, 2020, each Fund held less than 25% of the outstanding shares of any Underlying Fund. In aggregate, the Funds held 25% of Harbor Core Bond Fund.
Investment Transactions and Income
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Income and capital gain distributions received from the Underlying Funds are recorded on the ex-dividend date. Gains and losses on securities sold are determined on the basis of identified cost.
Expenses
Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
Taxes
Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2016–2018), including all positions expected to be taken upon filing the 2019 tax return (if applicable), in all material jurisdictions where the Funds operate, and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.
Note 3—FEES AND OTHER Transactions with Affiliates
Investment Adviser
Harbor Capital is a wholly-owned subsidiary of ORIX Corporation. Harbor Capital is the Funds’ investment adviser and is also responsible for administrative and other services. The Funds do not pay any fees for the services of Harbor Capital.
The Funds have entered into an advisory agreement with Harbor Capital. Pursuant to this agreement, Harbor Capital pays all expenses of each Fund, excluding: (i) the amount of acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items.
Distributor
Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. The Funds do not pay any fees for the services of the Distributor.
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The Funds do not pay any fees for the services of Harbor Services Group.
39

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 3—FEES AND OTHER Transactions with Affiliates—Continued
Shareholders
On April 30, 2020, Harbor Capital and its wholly owned subsidiaries collectively held the following shares of beneficial interest in each of the following Funds:
	Number of Shares Owned by Harbor Capital and Subsidiaries	Percentage of Outstanding Shares
	Institutional Class
Harbor Target Retirement 2030 Fund	38,093	1.1%
Harbor Target Retirement 2035 Fund	28,775	2.0
Harbor Target Retirement 2040 Fund	3,702	0.1
Harbor Target Retirement 2045 Fund	4,665	0.4
Harbor Target Retirement 2050 Fund	15,269	0.5
Harbor Target Retirement 2055 Fund	7,771	1.2
Independent Trustees
The Independent Trustees received no remuneration from the Target Retirement Funds for the six-month period ended April 30, 2020.
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
NOTE 4—TAX INFORMATION
The identified cost for federal income tax purposes of investments owned by each Fund and its respective gross unrealized appreciation and depreciation at April 30, 2020 are as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
Harbor Target Retirement Income Fund*	$19,200	$390	$ (436)	$ (46)
Harbor Target Retirement 2020 Fund	22,859	598	(629)	(31)
Harbor Target Retirement 2025 Fund	20,048	432	(758)	(326)
Harbor Target Retirement 2030 Fund	29,620	834	(1,459)	(625)
Harbor Target Retirement 2035 Fund	19,326	459	(1,067)	(608)
Harbor Target Retirement 2040 Fund	28,154	860	(1,838)	(978)
Harbor Target Retirement 2045 Fund	14,931	318	(989)	(671)
Harbor Target Retirement 2050 Fund	24,895	909	(1,897)	(988)
Harbor Target Retirement 2055 Fund	6,909	60	(562)	(502)
Harbor Target Retirement 2060 Fund	316	1	(11)	(10)

*	Capital loss carryforwards are available, which may reduce taxable income from future net realized gain on investments.
Note 5—Subsequent Events
Through the date the financial statements were issued, there were no subsequent events or transactions that would have materially impacted the financial statements or related disclosures as presented herein.
40

Harbor Target Retirement Funds
Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (if any), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The expense ratios reflected below do not include the acquired fund fees and expenses from Underlying Funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2019 through April 30, 2020.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund/Class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund/Class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020
Harbor Target Retirement Income Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$ 991.20
Hypothetical (5% return)		0.00	1,000	1,024.86
Harbor Target Retirement 2020 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$ 978.30
Hypothetical (5% return)		0.00	1,000	1,024.86
Harbor Target Retirement 2025 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$ 962.80
Hypothetical (5% return)		0.00	1,000	1,024.86
Harbor Target Retirement 2030 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$ 953.80
Hypothetical (5% return)		0.00	1,000	1,024.86
Harbor Target Retirement 2035 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$ 944.40
Hypothetical (5% return)		0.00	1,000	1,024.86
41

Harbor Target Retirement Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020
Harbor Target Retirement 2040 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$ 934.80
Hypothetical (5% return)		0.00	1,000	1,024.86
Harbor Target Retirement 2045 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$ 929.10
Hypothetical (5% return)		0.00	1,000	1,024.86
Harbor Target Retirement 2050 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$ 920.70
Hypothetical (5% return)		0.00	1,000	1,024.86
Harbor Target Retirement 2055 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$ 912.40
Hypothetical (5% return)		0.00	1,000	1,024.86
Harbor Target Retirement 2060 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$ 899.10
Hypothetical (5% return)		0.00	1,000	1,024.86

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
42

Harbor Target Retirement Funds
Additional Information (Unaudited)

Proxy Voting
Harbor Funds has adopted Proxy Voting Policies and Procedures under which proxies relating to securities held by the Harbor funds are voted. In addition, Harbor Funds files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of Harbor Funds’ Proxy Voting Policies and Procedures and the proxy voting records (Form N-PX) are available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on Harbor Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy materials, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
Quarterly Portfolio Disclosures
The Funds file a complete portfolio of investments with the SEC as an exhibit to Form N-PORT. The Funds’ Form N-PORT-EX is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on Harbor Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov.
ADVISORY AGREEMENT APPROVALS
FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS OF THE TARGET RETIREMENT FUNDS
The Investment Company Act requires that the Investment Advisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Trust’s Board of Trustees (the “Board” or the “Trustees”), including a majority of the Independent Trustees voting separately.
At an in-person meeting of the Board held on February 16 and 17, 2020 (the “Meeting”), the Board, including the Independent Trustees voting separately, considered and approved the continuation of an Investment Advisory Agreement with Harbor Capital, the adviser to each Fund, with respect to Harbor Target Retirement Income Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund, Harbor Target Retirement 2050 Fund and Harbor Target Retirement 2055 Fund (each, a “Target Retirement Fund” and collectively, the “Target Retirement Funds”), each a series of the Harbor Funds.
In evaluating the Target Retirement Funds’ Investment Advisory Agreement, the Trustees reviewed materials furnished by Harbor Capital, including information about its affiliates, personnel, and operations, and also relied upon their knowledge of Harbor Capital resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. In connection with the Meeting, which had been called for the purpose of considering the continuation of the Investment Advisory Agreement, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by Harbor Capital. These materials included a comprehensive written response from Harbor Capital to a 15(c) request letter prepared by legal counsel to the Independent Trustees in consultation with the Independent Trustees.
At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined, in the exercise of their business judgment, that the terms of the Investment Advisory Agreement were fair and reasonable and approved the continuation for a one-year period of the Investment Advisory Agreement as being in the best interests of each Target Retirement Fund and its shareholders.
In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of Harbor Capital present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.
43

Harbor Target Retirement Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
In considering the approval of the Target Retirement Funds’ Investment Advisory Agreement, the Board, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.
Among the factors considered by the Trustees in approving the Investment Advisory Agreements were the following:
•	The nature, extent, and quality of the services provided by Harbor Capital, including the background, education, expertise and experience of the investment professionals of Harbor Capital providing services to the Target Retirement Funds;
•	The favorable history, reputation, qualifications and background of Harbor Capital, as well as the qualifications of its personnel;
•	The profitability of Harbor Capital with respect to each Target Retirement Fund;
•	While no fees were proposed to be charged by Harbor Capital for investment advisory services, Harbor Capital would benefit from assets invested in the Target Retirement Funds in the form of increased advisory fees from the underlying Harbor Funds attributable to assets invested in such Funds by the Target Retirement Funds;
•	The fees and expense ratios of each Target Retirement Fund relative to the quality of services provided and the fees and expense ratios of similar investment companies;
•	The short- and long-term investment performance of each Target Retirement Fund in comparison to peer funds and the impact of the Target Retirement Funds’ glide paths on relative performance;
•	Any “fall out” benefits that might inure to Harbor Capital and its affiliates as a result of their relationship with the Target Retirement Funds;
•	Information received at regular meetings throughout the year related to Target Retirement Fund performance and services rendered by Harbor Capital;
•	Information contained in materials provided by Harbor Capital and compiled by Broadridge as to the investment returns, advisory fees and total expense ratios of the Institutional Class of each Target Retirement Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Broadridge; and
•	Information contained in materials compiled by Morningstar as to the investment returns of the Institutional Class of each Target Retirement Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers.
Nature, Extent, and Quality of Services
The Board evaluated the nature, extent, and quality of Harbor Capital’s services in light of the Board’s experience with Harbor Capital, as well as materials provided by Harbor Capital concerning the financial and other resources devoted by Harbor Capital to Harbor Funds, including the breadth and depth of experience and expertise of the investment, accounting, administrative, legal and compliance professionals dedicated to Harbor Funds’ operations. The Trustees determined that Harbor Capital has the expertise and resources to manage and operate effectively each Target Retirement Fund.
Investment Performance, Advisory Fees and Expense Ratios
In considering each Target Retirement Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from Harbor Capital data compiled by Broadridge. The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate. In evaluating performance, the Trustees recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results.
Harbor Target Retirement Funds
The Trustees considered the Harbor Target Retirement Funds (inception date of January 2, 2009 for each Target Retirement Fund except the Target Retirement 2055 Fund, which had an inception date of November 1, 2014, and the Target Retirement 2060 Fund, which had an inception date of November 1, 2019). The Trustees noted that the performance analysis conducted by Broadridge included selected mixed-asset peer target funds with the same target year as the performance group and all
44

Harbor Target Retirement Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
target date funds with the same target year as the performance universe. The Trustees noted the fact that the Harbor Target Retirement 2060 Fund had recently been launched and that the current investment advisory agreement for the Fund was considered and approved for an initial two-year term by the Trustees at an in-person meeting held on May 19-20, 2019.
The Trustees considered the expertise of Harbor Capital in managing assets generally and in the target retirement asset class specifically, noting that Harbor Capital had maintained risk-based asset allocation options for retirement plans sponsored by Owens-Illinois and other clients for more than 15 years prior to the 2009 launch of these funds. The Trustees noted that the Target Retirement Funds totaled $203.7 million in assets, out of a firm-wide total of approximately $47.3 billion in assets under management as of December 31, 2019.
The Trustees noted that the glide paths for the Target Retirement Funds are generally more conservative compared to the peer funds in that the equity exposure for the Target Retirement Funds declines more steeply than it does in other target date fund families. The Trustees noted that Harbor Capital had recently made changes to the target allocations for Harbor Target Retirement 2025-2040 Funds to increase the Funds’ equity exposure, although the Funds continue to be relatively conservative in their positioning. The Trustees considered how periods of strong equity market performance would negatively impact the performance of the Target Retirement Funds relative to their more aggressively positioned peer funds. The Trustees also considered the fact that Harbor Capital charged no management fee to the Funds and that Harbor Capital pays the expenses of each Target Retirement Fund with limited exceptions. The Trustees noted that Harbor Capital’s profitability in managing the Target Retirement Funds was negative.
Harbor Target Retirement Income Fund. The Trustees noted the Fund’s underperformance for the one- and three-year periods and outperformance for the five-year period relative to its group median as of December 31, 2019, according to Broadridge. The Trustees noted that the Fund underperformed for the one-year period, was equal to for the three-year period and outperformed for the five-year period relative to its universe median as of December 31, 2019, according to Broadridge. The actual total expense ratio of the Fund’s Institutional Class (including acquired fund fees and expenses) was above the peer group and peer universe medians.
Harbor Target Retirement 2020 Fund. The Trustees noted the Fund’s underperformance for the one- and three-year periods and slight outperformance for the five-year period relative to its group median as of December 31, 2019, according to Broadridge. The Trustees noted that the Fund underperformed for the one-, three- and five-year periods relative to its universe median as of December 31, 2019, according to Broadridge. The actual total expense ratio of the Fund’s Institutional Class (including acquired fund fees and expenses) was above the peer group and peer universe medians.
Harbor Target Retirement 2025 Fund. The Trustees noted the Fund’s underperformance for the one-, three- and five-year periods relative to its group median as of December 31, 2019, according to Broadridge. The Trustees noted that the Fund outperformed for the one-year period and underperformed for the three- and five-year periods relative to its universe median as of December 31, 2019, according to Broadridge. The actual total expense ratio of the Fund’s Institutional Class (including acquired fund fees and expenses) was above the peer group and peer universe medians.
Harbor Target Retirement 2030 Fund. The Trustees noted the Fund’s underperformance for the one-, three- and five-year periods relative to its group median as of December 31, 2019, according to Broadridge. The Trustees noted that the Fund slightly outperformed for the one-year period and underperformed for the three- and five-year periods relative to its universe median as of December 31, 2019, according to Broadridge. The actual total expense ratio of the Fund’s Institutional Class (including acquired fund fees and expenses) was at the peer group median and above the peer universe median.
Harbor Target Retirement 2035 Fund. The Trustees noted the Fund’s underperformance relative to its group and universe medians for the one-, three- and five-year periods ended December 31, 2019, according to Broadridge. The actual total expense ratio of the Fund’s Institutional Class (including acquired fund fees and expenses) was above the peer group and peer universe medians.
Harbor Target Retirement 2040 Fund. The Trustees noted the Fund’s underperformance relative to its group median for the one-, three- and five-year periods ended December 31, 2019, according to Broadridge. The Trustees noted that the Fund outperformed for the one-year period, was equal to for the three-year period, and underperformed for the five-year period relative to its universe median as of December 31, 2019, according to Broadridge. The actual total expense ratio of the Fund’s Institutional Class (including acquired fund fees and expenses) was above the peer group and peer universe medians.
Harbor Target Retirement 2045 Fund. The Trustees noted the Fund’s underperformance relative to its group median for the one- and three-year period and its outperformance for the five-year period ended December 31, 2019, according to Broadridge. The Trustees noted that the Fund outperformed for the one-, three- and five-year periods relative to its universe median as of December 31, 2019, according to Broadridge. The actual total expense ratio of the Fund’s Institutional Class (including acquired fund fees and expenses) was above the peer group and peer universe medians.
45

Harbor Target Retirement Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
Harbor Target Retirement 2050 Fund. The Trustees noted the Fund’s outperformance relative to its group and universe medians for the one-, three- and five-year periods ended December 31, 2019, according to Broadridge. The actual total expense ratio of the Fund’s Institutional Class (including acquired fund fees and expenses) was above the peer group and peer universe medians.
Harbor Target Retirement 2055 Fund. The Trustees noted the Fund’s outperformance relative to its group and universe medians for the one-, three- and five-year periods ended December 31, 2019, according to Broadridge. The actual total expense ratio of the Fund’s Institutional Class (including acquired fund fees and expenses) was above the peer group and peer universe medians.
Adviser Fees and Profitability
The Trustees noted that Harbor Capital receives no fee from any of the Target Retirement Funds for Harbor Capital’s services in allocating the Target Retirement Funds’ assets among shares of the other Harbor Funds. They also noted that Harbor Capital benefits indirectly from assets invested in the Target Retirement Funds in the form of increased advisory and other fees from the underlying Harbor Funds attributable to assets invested in such funds by the Target Retirement Funds and that the Board considers the issue of Harbor Capital’s profitability in operating these underlying funds at least annually as part of its annual investment advisory contract review process with respect to all of the Harbor Funds. The Board also noted that Harbor Capital pays the expenses of each Target Retirement Fund with limited exceptions and that Harbor Capital was incurring a loss in operating the Target Retirement Funds.
Economies of Scale
As Harbor Capital does not receive a fee from any of the Target Retirement Funds for Harbor Capital’s services, the Trustees determined that it was unnecessary to consider economies of scale in this context. However, given that Harbor Capital benefits from assets invested in the Target Retirement Funds in the form of increased advisory fees from the underlying Harbor Funds, the Board noted that it considers the issue of breakpoints in the Harbor Funds’ fee schedules at least annually as part of its annual investment contract review process for all of the underlying Harbor Funds.
FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT OF HARBOR TARGET RETIREMENT 2060 FUND
The Investment Company Act of 1940, as amended, requires that the Investment Advisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Trust’s Board of Trustees (the “Board” or the “Trustees”), including a majority of the Independent Trustees voting separately.
At an in-person meeting of the Board held on May 19 and 20, 2019 (the “Meeting”), the Board, including the Independent Trustees voting separately, considered and approved an Investment Advisory Agreement with Harbor Capital Advisors, Inc., the adviser to the series of Harbor Funds (“Harbor Capital”) with respect to Harbor Target Retirement 2060 Fund (the “Fund”), a newly formed series of Harbor Funds.
In evaluating the Fund’s Investment Advisory Agreement, the Trustees reviewed materials furnished by Harbor Capital, including information about its affiliates, personnel, and operations, and also relied upon their knowledge of Harbor Capital resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. In connection with the Meeting, which had been called for the purpose of considering the Investment Advisory Agreement, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to the services to be rendered by Harbor Capital.
At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined, in the exercise of their business judgment, that the terms of the Investment Advisory Agreement with respect to Harbor Target Retirement 2060 Fund were fair and reasonable and approved the Investment Advisory Agreement for an initial two-year term as being in the best interests of the Fund and its future shareholders.
In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of Harbor Capital present and were represented throughout the process by legal counsel to the Independent Trustees and the Harbor Funds.
In considering the approval of the Fund’s proposed Investment Advisory Agreement, the Board, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.
Among the factors considered by the Trustees in approving the new Investment Advisory Agreement were the following:
46

Harbor Target Retirement Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
•	the nature, extent, and quality of the services expected to be provided by Harbor Capital, including the background, education, expertise and experience of the investment professionals of Harbor Capital who would provide services to the Fund;
•	the favorable history, reputation, qualifications and background of Harbor Capital, as well as the qualifications of its personnel;
•	the expected profitability of Harbor Capital with respect to the Fund;
•	the fact that while no fees were proposed to be charged by Harbor Capital for investment advisory services, Harbor Capital would benefit from assets invested in the Fund in the form of increased advisory fees from the underlying Harbor Funds attributable to assets that would be invested in such funds by the Fund;
•	using information for the Harbor Target Retirement 2055 Fund (the “TR 2055 Fund”), an existing Target Retirement Fund with similar objectives and strategies, as a proxy for the Fund, the anticipated expense ratio of the Fund (including acquired fund fees and expenses) relative to the fees and expense ratios of other investment companies with similar objectives and strategies managed by other investment advisers;
•	information received at regular meetings throughout the year related to the existing Target Retirement Funds’ performance, including the impact of the Target Retirement Funds’ glide paths on relative performance, and services rendered by Harbor Capital;
•	information contained in materials provided by Harbor Capital as to the investment returns of the Institutional Class of the TR 2055 Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers; and
•	any “fall out” benefits that might inure to Harbor Capital and its affiliates as a result of their relationship with the Fund.
Nature, Extent, and Quality of Services
The Board evaluated the nature, extent, and quality of Harbor Capital’s proposed services in light of the Board’s actual experience with Harbor Capital concerning the financial and other resources devoted by Harbor Capital to the Harbor Funds, including the breadth and depth of experience and expertise of the investment, accounting, administrative, legal and compliance professionals dedicated to Harbor Funds’ operations. The Trustees determined that Harbor Capital has the expertise and resources to manage and operate effectively the Fund.
Advisory Fees, Expense Ratios and Profitability
The Trustees noted that Harbor Capital would receive no fee from the Fund for its services in allocating the Fund’s assets among shares of the other Harbor Funds. They also noted that Harbor Capital would benefit indirectly from assets invested in the Fund in the form of increased advisory and other fees from the underlying Harbor Funds attributable to assets invested in such funds by the Fund and that the Board considers the issue of Harbor Capital’s profitability in operating these underlying funds at least annually as part of its annual investment advisory contract review process with respect to all of the Harbor Funds. The Board also noted that Harbor Capital would pay the expenses of the Fund with limited exceptions.
The Trustees observed that the data available concerning comparative fees and expense ratios showed that the Fund’s anticipated Institutional Class net expense ratio (including acquired fund fees and expenses) was higher than the average and median expense ratios of the peer group of funds presented to the Board for comparison purposes using Morningstar, Inc. data. The Trustees also noted that the Adviser expected to operate the Fund initially at a loss.
Economies of Scale
As Harbor Capital would not receive a fee from the Fund for Harbor Capital’s services, the Trustees determined that it was unnecessary to consider economies of scale in this context. However, given that Harbor Capital would benefit from assets invested in the Fund in the form of increased advisory fees from the underlying Harbor Funds, the Board noted that it considers the issue of breakpoints in the Harbor Funds’ fee schedules at least annually as part of its annual investment advisory contract review process for all of the underlying Harbor Funds.
47

Harbor Target Retirement Funds
Additional Information—Continued

Review of Liqudity Risk Management Program
The Trust has adopted pursuant to Rule 22e-4 under the Investment Company Act (“Rule 22e-4”) a Liquidity Risk Management Program (the “Program”) for the Funds. The Board has designated a committee of Harbor Capital employees as the Program Administrator.
The Program is designed to assess and manage each Fund’s liquidity risk. For purposes of Rule 22e-4, “liquidity risk” is defined as the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. Components of the Program include: (i) periodic assessment of each Fund’s liquidity risk based on certain factors; (ii) classification of each Fund’s holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid and Illiquid) that reflect an estimate of liquidity under current market conditions; (iii) to the extent a Fund does not invest primarily in Highly Liquid investments, establishment of an appropriate Highly Liquid Investment Minimum (“HLIM”) (as defined in Rule 22e-4) for such Fund and ongoing monitoring of the Fund’s net assets to assess compliance with the Fund’s HLIM; (iv) a limit on the ability of a Fund to acquire illiquid investments in excess of 15% of the Fund’s net assets; and (v) periodic reporting to the Board
At a meeting held on November 7, 2019, the Board of Trustees reviewed the operation and effectiveness of the Program for the period beginning June 1, 2019 (the date the Board formally adopted the Program) and ending September 30, 2019 (the “period”). The Board had previously received interim updates on the implementation of the Program at meetings held on February 12, 2019 and May 14, 2019. At the November 7, 2019 meeting, the Board reviewed a report prepared by, and received a presentation from, the Program Administrator regarding the operation of the Program, its adequacy, and the effectiveness of its implementation during the period. The Program Administrator’s report included, among other things, a review of: (i) the operation of the Program overall; (ii) the level of portfolio investments classified into each of the four liquidity categories and the services provided by the third-party vendor engaged by the Trust to facilitate such classification with respect to certain of the Funds; and (iii) the most recent liquidity risk assessment for the Funds conducted by the Program Administrator in accordance with Rule 22e-4. Based upon its review, the Program Administrator determined that the Program was adequate and effective in facilitating the Funds’ compliance with Rule 22e-4 during the period.
48

Benchmark Descriptions

Composite Index Income—The Composite Index Income is derived by applying the Harbor Target Retirement Income Fund’s (the “Income Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofA U.S. High Yield Index (H0A0), ICE BofA U.S. Non-Distressed High Yield Index (with respect to the Harbor High-Yield Bond Fund; prior to March 31, 2015, the ICE BofA U.S. High Yield Index (H0A0) was this fund’s benchmark and a component of the Composite Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index, ICE BofA U.S. 3-Month Treasury Bill Index. The weights of the Composite Index Income match the Income Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the Income Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2020—The Composite Index 2020 is derived by applying the Harbor Target Retirement 2020 Fund’s (the “2020 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofA U.S. High Yield Index (H0A0), ICE BofA U.S. Non-Distressed High Yield Index (with respect to the Harbor High-Yield Bond Fund; prior to March 31, 2015, the ICE BofA U.S. High Yield Index (H0A0) was this fund’s benchmark and a component of the Composite Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index, ICE BofA U.S. 3-Month Treasury Bill Index. The weights of the Composite Index 2020 match the 2020 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2020 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2025—The Composite Index 2025 is derived by applying the Harbor Target Retirement 2025 Fund’s (the “2025 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofA U.S. High Yield Index (H0A0), ICE BofA U.S. Non-Distressed High Yield Index (with respect to the Harbor High-Yield Bond Fund; prior to March 31, 2015, the ICE BofA U.S. High Yield Index (H0A0) was this fund’s benchmark and a component of the Composite Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index. The weights of the Composite Index 2025 match the 2025 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2025 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2030—The Composite Index 2030 is derived by applying the Harbor Target Retirement 2030 Fund’s (the “2030 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofA U.S. High Yield Index (H0A0), ICE BofA U.S. Non-Distressed High Yield Index (with respect to the Harbor High-Yield Bond Fund; prior to March 31, 2015, the ICE BofA U.S. High Yield Index (H0A0) was this fund’s benchmark and a component of the Composite Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index. The weights of the Composite Index 2030 match the 2030 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2030 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2035—The Composite Index 2035 is derived by applying the Harbor Target Retirement 2035 Fund’s (the “2035 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofA U.S. High Yield Index (H0A0), ICE BofA U.S. Non-Distressed High Yield Index (with respect to the Harbor High-Yield Bond Fund; prior to March 31, 2015, the ICE BofA U.S. High Yield Index (H0A0) was this fund’s benchmark and a component of the Composite Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index. The weights
49

Benchmark Descriptions—Continued

of the Composite Index 2035 match the 2035 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2035 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2040—The Composite Index 2040 is derived by applying the Harbor Target Retirement 2040 Fund’s (the “2040 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofA U.S. High Yield Index (H0A0), ICE BofA U.S. Non-Distressed High Yield Index (with respect to the Harbor High-Yield Bond Fund; prior to March 31, 2015, the ICE BofA U.S. High Yield Index (H0A0) was this fund’s benchmark and a component of the Composite Index), Bloomberg Barclays U.S. Aggregate Bond Index. The weights of the Composite Index 2040 match the 2040 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2040 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2045—The Composite Index 2045 is derived by applying the Harbor Target Retirement 2045 Fund’s (the “2045 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofA U.S. High Yield Index (H0A0), ICE BofA U.S. Non-Distressed High Yield Index (with respect to the Harbor High-Yield Bond Fund; prior to March 31, 2015, the ICE BofA U.S. High Yield Index (H0A0) was this fund’s benchmark and a component of the Composite Index), Bloomberg Barclays U.S. Aggregate Bond Index. The weights of the Composite Index 2045 match the 2045 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2045 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2050—The Composite Index 2050 is derived by applying the Harbor Target Retirement 2050 Fund’s (the “2050 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofA U.S. High Yield Index (H0A0), Bloomberg Barclays U.S. Aggregate Bond Index. The weights of the Composite Index 2050 match the 2050 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2050 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2055—The Composite Index 2055 is derived by applying the Harbor Target Retirement 2055 Fund’s (the “2055 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofA U.S. High Yield Index (H0A0), Bloomberg Barclays U.S. Aggregate Bond Index. The weights of the Composite Index 2055 match the 2055 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2055 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2060— The Composite Index 2060 is derived by applying the Harbor Target Retirement 2060 Fund’s (the “2060 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofA U.S. High Yield Index (H0A0), Bloomberg Barclays U.S. Aggregate Bond Index. The weights of the Composite Index 2060 match the 2060 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2060 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
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111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees & Officers
Charles F. McCain
Chairman, President & Trustee
Scott M. Amero
Trustee
Donna J. Dean
Trustee
Joseph L. Dowling, III
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Kathryn L. Quirk
Trustee
Ann M. Spruill
Trustee
Douglas J. Skinner
Trustee
Erik D. Ojala
Chief Compliance Officer
Anmarie S. Kolinski
Treasurer
Brian L. Collins
Vice President
Kristof M. Gleich
Vice President
Gregg M. Boland
Vice President
Diana R. Podgorny
Secretary
Jodie L. Crotteau
Assistant Secretary
Lana M. Lewandowski
AML Compliance Officer
& Assistant Secretary
Lora A. Kmieciak
Assistant Treasurer
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor
Harbor Funds Distributors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Services
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
FD.SAR.TR.0420

ITEM 2 – CODE OF ETHICS
Not applicable.
ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT
Not applicable.
ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES
Not applicable.
ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS
Not applicable.
ITEM 6 – INVESTMENTS
(a)	The Registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.
(b)	Not applicable.
ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.
ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.
ITEM 9 – PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
Not applicable.
ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the date of the Registrant’s prior report on Form N-CSR.
ITEM 11 – CONTROLS AND PROCEDURES
(a)	The Registrant’s Principal Executive and Principal Financial Officers concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these disclosure controls and procedures as of a date within 90 days of the filing of this report.
(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12 – DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.
ITEM 13 – EXHIBITS
(a)	A certification for each of the principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) is attached hereto.
(b)	A certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed June 22, 2020 on its behalf by the undersigned, thereunto duly authorized.
HARBOR FUNDS
By: /s/ Charles F. McCain

Charles F. McCain
Chairman, President and Trustee
(Principal Executive Officer)
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.
By:	/s/ Charles F. McCain Charles F. McCain	Chairman, President and Trustee (Principal Executive Officer)	June 22, 2020
By:	/s/ Anmarie S. Kolinski Anmarie S. Kolinski	Treasurer (Principal Financial and Accounting Officer)	June 22, 2020

Exhibit Index
Number	Description
99.CERT1	Certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).
99.CERT2	Certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).
99.906CERT	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).